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INDEX TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LASALLE HOTEL PROPERTIES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

JOINT PROXY STATEMENT/PROSPECTUS

To the shareholders of Pebblebrook Hotel Trust and the shareholders of LaSalle Hotel Properties:

             Each of the Board of Trustees of Pebblebrook Hotel Trust and the Board of Trustees of LaSalle Hotel Properties has approved an Agreement and Plan of Merger, dated as of September 6, 2018, as amended on September 18, 2018, and as it may be amended from time to time, which we refer to as the merger agreement, by and among Pebblebrook Hotel Trust, a Maryland real estate investment trust, which we refer to as Pebblebrook; Pebblebrook Hotel, L.P., a Delaware limited partnership, which we refer to as Pebblebrook OP; Ping Merger Sub, LLC, a Maryland limited liability company, which we refer to as Merger Sub; Ping Merger OP, LP, a Delaware limited partnership, which we refer to as Merger OP and, collectively with Pebblebrook, Pebblebrook OP and Merger Sub, the Pebblebrook parties; LaSalle Hotel Properties, a Maryland real estate investment trust, which we refer to as LaSalle; and LaSalle Hotel Operating Partnership, L.P., a Delaware limited partnership, which we refer to as LaSalle OP and, together with LaSalle, the LaSalle parties. Pursuant to the merger agreement, Pebblebrook and LaSalle will combine through (i) a merger of LaSalle with and into Merger Sub, with Merger Sub surviving the merger, which we refer to as the company merger, and (ii) a merger of Merger OP with and into LaSalle OP, with LaSalle OP surviving the merger as the surviving partnership, which we refer to as the partnership merger, and together with the company merger, the mergers. The combined company after the mergers, which we refer to as the combined company, will retain the name "Pebblebrook Hotel Trust" and its common shares will continue to trade on the New York Stock Exchange, or the NYSE, under the symbol "PEB". The obligations of Pebblebrook and LaSalle to complete the mergers are subject to the satisfaction or waiver of certain customary conditions (including the applicable approvals of each company's shareholders), which are set forth in the merger agreement.

             If the company merger is completed pursuant to the merger agreement, (i) each of the common shares of beneficial interest, $.01 par value per share, of LaSalle, which we refer to as LaSalle common shares, outstanding immediately prior to the effective time of the company merger, will convert into the right to receive, at the election of the holder (a) 0.92 common shares of beneficial interest, $0.01 par value per share, of Pebblebrook, which we refer to as Pebblebrook common shares, which we refer to as the share consideration, or (b) $37.80 in cash, which we refer to as the cash consideration and, together with the share consideration, the merger consideration; (ii) each 6.375% Series I Cumulative Redeemable Preferred Share of Beneficial Interest, $.01 par value per share, of LaSalle, which we refer to as LaSalle Series I preferred shares, will convert into the right to receive one share of a newly designated class of preferred shares of Pebblebrook, the 6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share, which we refer to as the Pebblebrook Series E preferred shares, with the same rights, privileges and preferences as the LaSalle Series I preferred shares; and (iii) each 6.3% Series J Cumulative Redeemable Preferred Share of Beneficial Interest, $.01 par value per share, of LaSalle, which we refer to as LaSalle Series J preferred shares, will convert into the right to receive one share of a newly designated class of preferred shares of Pebblebrook, the 6.3% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share, which we refer to as the Pebblebrook Series F preferred shares, with the same rights, privileges and preferences as the LaSalle Series J preferred shares. The maximum number of LaSalle common shares eligible to be converted into the right to receive the cash consideration will be equal to 30% of the aggregate number of LaSalle common shares issued and outstanding immediately prior to the effective time of the company merger. LaSalle common shares held by Pebblebrook will be cancelled at the effective time of the company merger and are not eligible to be converted into the right to receive the cash consideration, effectively increasing the maximum number of LaSalle common shares that could receive the cash election price to approximately 33% of the aggregate number of LaSalle common shares outstanding immediately prior to the effective time of the company merger.

             If the partnership merger is completed pursuant to the merger agreement, each common unit of LaSalle OP outstanding immediately prior to the effective time of the partnership merger will be converted into the right to receive 0.92 common units of Pebblebrook OP, or, in the alternative, each limited partner (excluding LaSalle and its affiliates) holding such LaSalle OP common units may elect to redeem such units and receive the share consideration in exchange for each common unit.

             In connection with the mergers, we anticipate that Pebblebrook will issue a total of approximately 92,458,617 Pebblebrook common shares, including (i) 92,325,012 Pebblebrook common shares in exchange for the LaSalle common shares in the company merger, which assumes that no LaSalle shareholder elects to receive the cash consideration, and (ii) 133,605 Pebblebrook common shares if all of the limited partners of LaSalle OP (excluding LaSalle and its affiliates) elect to receive Pebblebrook common shares instead of Pebblebrook OP common units in connection with the partnership merger. Upon completion of the mergers, we estimate that continuing Pebblebrook shareholders will own approximately 42.7% of the issued and outstanding common shares of the combined company and that former LaSalle security holders will own approximately 57.3% of the issued and outstanding common shares of the combined company, assuming that no LaSalle shareholders elect to receive the cash consideration and assuming all of the limited partners of LaSalle OP (excluding LaSalle and its affiliates) elect to receive Pebblebrook common shares instead of Pebblebrook OP common units. However, if LaSalle shareholders elect to receive the maximum cash consideration, we estimate that continuing Pebblebrook shareholders will own approximately 52.8% of the issued and outstanding common shares of the combined company and that former LaSalle security holders will own approximately 47.2% of the issued and outstanding common shares of the combined company.

             In connection with the proposed mergers, Pebblebrook and LaSalle will each hold a special meeting of its shareholders. At the special meeting of Pebblebrook shareholders, which we refer to as the Pebblebrook special meeting, Pebblebrook shareholders will be asked to vote on (i) a proposal to approve the issuance of Pebblebrook common shares to LaSalle shareholders pursuant to the merger agreement and (ii) a proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares in connection with the mergers. At the special meeting of the LaSalle shareholders, which we refer to as the LaSalle special meeting, LaSalle shareholders will be asked to vote on (i) a proposal to approve the company merger and the other transactions contemplated by the merger agreement, (ii) an advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of LaSalle in connection with the mergers and (iii) a proposal to approve one or more adjournments of the LaSalle special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the company merger and the other transactions contemplated by the merger agreement.

             The record date for determining the shareholders entitled to receive notice of, and to vote at, the Pebblebrook special meeting and the LaSalle special meeting is October 23, 2018. The mergers cannot be completed unless, among other matters, (i) LaSalle shareholders approve the company merger and the other transactions contemplated by the merger agreement by the affirmative vote of the holders of at least 66 2/3% of the outstanding LaSalle common shares as of the record date and (ii) Pebblebrook shareholders approve the issuance of Pebblebrook common shares in connection with the mergers by the affirmative vote of the holders of a majority of all votes cast on such proposal.

             Pebblebrook's Board of Trustees, which we refer to as the Pebblebrook Board, has unanimously (i) determined and declared that the merger agreement, the mergers and the other transactions contemplated by the merger agreement, including the issuance of Pebblebrook common shares pursuant to the merger agreement, are advisable and in the best interests of Pebblebrook and its shareholders, (ii) approved the merger agreement, the mergers and the other transactions contemplated by the merger agreement and (iii) authorized and approved the issuance of Pebblebrook common shares pursuant to the merger agreement. The Pebblebrook Board unanimously recommends that Pebblebrook shareholders vote "FOR" the proposal to approve the issuance of Pebblebrook common shares in connection with the mergers and "FOR" the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares in connection with the mergers.

             LaSalle's Board of Trustees, which we refer to as the LaSalle Board, by a unanimous vote of all the trustees present (with only Stuart L. Scott not in attendance due to his hospitalization) (i) determined that the mergers and the other transactions contemplated by the merger agreement are advisable and in the best interests of LaSalle and its shareholders, (ii) authorized and approved each of the mergers and the other transactions contemplated by the merger agreement and (iii) approved and adopted the merger agreement. The LaSalle Board recommends that LaSalle shareholders vote "FOR" the proposal to approve the company merger and the other transactions contemplated by the merger agreement, "FOR" the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of LaSalle in connection with the mergers and "FOR" the proposal to approve one or more adjournments of the LaSalle special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the company merger and the other transactions contemplated by the merger agreement.

             This joint proxy statement/prospectus contains important information about Pebblebrook, LaSalle, the mergers, the merger agreement and the special meetings. This document is also a prospectus relating to the Pebblebrook common shares, the Pebblebrook Series E preferred shares and the Pebblebrook Series F preferred shares that will be issued to LaSalle shareholders pursuant to the merger agreement. We encourage you to read this joint proxy statement/prospectus carefully before voting, including the section entitled "Risk Factors" beginning on page 50.

             Your vote is very important, regardless of the number of Pebblebrook common shares and/or LaSalle common shares you own. Whether or not you plan to attend the Pebblebrook special meeting or the LaSalle special meeting, as applicable, please submit a proxy to vote your shares as promptly as possible to make sure that your Pebblebrook common shares and/or LaSalle common shares, as applicable, are represented at the applicable special meeting. Please review this joint proxy statement/prospectus for more complete information regarding the mergers, the Pebblebrook special meeting and the LaSalle special meeting.

Sincerely,

Jon E. Bortz Chairman, President and Chief Executive Officer Pebblebrook Hotel Trust	Michael D. Barnello President and Chief Executive Officer LaSalle Hotel Properties

             Neither the Securities and Exchange Commission, nor any state securities regulatory authority has approved or disapproved of the mergers or the securities to be issued under this joint proxy statement/prospectus or has passed upon the adequacy or accuracy of the disclosure in this joint proxy statement/prospectus. Any representation to the contrary is a criminal offense.

             This joint proxy statement/prospectus is dated October 29, 2018, and is first being mailed to Pebblebrook shareholders and LaSalle shareholders on or about October 29, 2018.

Pebblebrook Hotel Trust
7315 Wisconsin Avenue, Suite 1100 West
Bethesda, Maryland 20814
(240) 507-1300

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 27, 2018

To the shareholders of Pebblebrook Hotel Trust:

        A special meeting of the shareholders of Pebblebrook Hotel Trust, a Maryland real estate investment trust, which we refer to as Pebblebrook, will be held on November 27, 2018, beginning at 9:00 a.m., Eastern Time, at the offices of Hunton Andrews Kurth LLP, 2200 Pennsylvania Avenue NW, Washington, DC 20037, for the following purposes:

  1.
  To consider and vote on a proposal to approve the issuance of Pebblebrook common shares to the holders of common shares of LaSalle Hotel Properties, a Maryland real estate investment trust, which we refer to as LaSalle and certain holders of common units of LaSalle Hotel Operating Partnership, L.P., which we refer to as LaSalle OP, pursuant to the Agreement and Plan of Merger, dated as of September 6, 2018, as amended on September 18, 2018, and as it may be amended from time to time, which we refer to as the merger agreement, by and among Pebblebrook, Pebblebrook Hotel, L.P., Ping Merger Sub, LLC, Ping Merger OP, LP, LaSalle and LaSalle OP (a copy of the merger agreement is attached as Annex A to the joint proxy statement/prospectus accompanying this notice); and

  2.
  To consider and vote on a proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance Pebblebrook common shares pursuant to the merger agreement.

        Pebblebrook does not expect to transact any other business at the Pebblebrook special meeting or any adjournment or postponement thereof. Please refer to the attached joint proxy statement/prospectus for further information with respect to the business to be transacted at the Pebblebrook special meeting. Pebblebrook's Board of Trustees, which we refer to as the Pebblebrook Board, has fixed the close of business on October 23, 2018 as the record date for determination of Pebblebrook shareholders entitled to receive notice of, and to vote at, the Pebblebrook special meeting and any adjournment thereof. Only holders of record of Pebblebrook common shares as of the close of business on the record date are entitled to receive notice of, and to vote at, the Pebblebrook special meeting.

        Approval of each of the proposals to be considered at the Pebblebrook special meeting requires the affirmative vote of at least a majority of all votes cast by the holders of outstanding Pebblebrook common shares entitled to vote on each proposal. If you do not vote on the proposals this will have no effect on the result of the votes on such proposals. The company merger cannot be completed without the approval by Pebblebrook shareholders of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement.

        The Pebblebrook Board has unanimously (i) determined and declared that the merger agreement, the mergers and the other transactions contemplated by the merger agreement are advisable and in the best interests of Pebblebrook and its shareholders, (ii) approved the merger agreement, the mergers and the other transactions contemplated by the merger agreement and (iii) authorized and approved the issuance of Pebblebrook common shares pursuant to the merger agreement.

        The Pebblebrook Board unanimously recommends that Pebblebrook shareholders vote "FOR" the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement and "FOR" the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement.

 YOUR VOTE IS IMPORTANT

        Whether or not you plan to attend the Pebblebrook special meeting, please submit a proxy to vote your Pebblebrook common shares as promptly as possible to make sure that your Pebblebrook common shares are represented at the Pebblebrook special meeting. If Pebblebrook shareholders of record return properly executed proxies but do not indicate how their Pebblebrook common shares should be voted on a proposal, the Pebblebrook common shares represented by such properly executed proxy will be voted as the Pebblebrook Board recommends and, therefore, "FOR" the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement and "FOR" the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement. Even if you plan to attend the Pebblebrook special meeting in person, we urge you to submit your proxy as promptly as possible by (1) accessing the website specified on your proxy card, (2) calling the toll-free number specified on your proxy card or (3) completing, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope prior to the Pebblebrook special meeting to ensure that your Pebblebrook common shares will be represented and voted at the Pebblebrook special meeting.

        To submit a proxy, complete, sign, date and mail your proxy card in the postage-paid envelope provided or, if the option is available to you, call the toll-free telephone number listed on your proxy card or use the Internet as described in the instructions on the accompanying proxy card to submit your proxy. Submitting a proxy will assure that your vote is counted at the Pebblebrook special meeting if you do not attend in person. If your Pebblebrook common shares are held in "street name" by your broker or other nominee, only your broker or other nominee can vote your Pebblebrook common shares, but the vote cannot be cast unless (1) you provide instructions to your broker or other nominee on how to vote or (2) you obtain a legal proxy from your broker or other nominee. You should follow the directions provided by your broker or other nominee regarding how to instruct your broker or other nominee to vote your Pebblebrook common shares. You may revoke your proxy at any time before it is voted. Please review the joint proxy statement/prospectus accompanying this notice for more complete information regarding the mergers and the Pebblebrook special meeting.

        This notice and the enclosed joint proxy statement/prospectus are first being mailed to Pebblebrook shareholders on or about October 29, 2018. If you have any questions or need assistance in submitting a proxy or your voting instructions, please call Pebblebrook's proxy solicitor, Okapi Partners LLC, toll-free at (855) 305-0855.

By Order of the Board of Trustees of Pebblebrook Hotel Trust

Raymond D. Martz Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Bethesda, Maryland
October 29, 2018

LaSalle Hotel Properties

7550 Wisconsin Avenue, 10th Floor
Bethesda, Maryland 20814
(301) 941-1500
 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 27, 2018

To the shareholders of LaSalle Hotel Properties:

        Holders of common shares of beneficial interest of LaSalle Hotel Properties, a Maryland real estate investment trust, which we refer to as LaSalle, are cordially invited to attend a special meeting of shareholders of LaSalle to be held on November 27, 2018 at 10:00 a.m., Eastern Time, at the Sofitel Washington DC Lafayette Square, 806 15th Street NW, Washington, DC 20005. The LaSalle special meeting is being held for the purpose of acting on the following matters:

  1.
  To consider and vote on a proposal to approve the merger of LaSalle with and into Ping Merger Sub, LLC, which we refer to as the company merger, and the other transactions contemplated by the Agreement and Plan of Merger, dated as of September 6, 2018, as amended on September 18, 2018, and as it may be amended from time to time, which we refer to as the merger agreement, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P., Ping Merger Sub, LLC, Ping Merger OP, LP, LaSalle and LaSalle Hotel Operating Partnership, L.P., which we refer to as the merger proposal;

  2.
  To consider and vote on a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to LaSalle's named executive officers that is based on or otherwise relates to the company merger, which we refer to as the LaSalle advisory (non-binding) proposal on specified compensation; and

  3.
  To consider and vote on a proposal to approve any adjournment of the LaSalle special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the LaSalle special meeting to approve the company merger and the other transactions contemplated by the merger agreement, which we refer to as the LaSalle adjournment proposal.

        The foregoing items of business are more fully described in the attached joint proxy statement/prospectus, which forms a part of this notice and is incorporated herein by reference. Pursuant to LaSalle's bylaws, no business may be transacted at the LaSalle special meeting except as specifically designated in this Notice of Special Meeting. The board of trustees of LaSalle, which we refer to as the LaSalle Board, has fixed the close of business on October 23, 2018 as the record date for the determination of LaSalle shareholders entitled to notice of and to vote at the LaSalle special meeting or any postponement or adjournment thereof.

        The LaSalle Board has (1) approved the merger agreement, the company merger and the other transactions contemplated by the merger agreement, (2) determined and declared that the merger agreement, the company merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of LaSalle, its shareholders and the limited partners of LaSalle Hotel Operating Partnership, L.P. and (3) resolved to recommend that the LaSalle shareholders approve the company merger and the other transactions contemplated by the merger agreement. The LaSalle Board recommends that you vote "FOR" the merger proposal, "FOR" the LaSalle advisory (non-binding) proposal on specified compensation and "FOR" the LaSalle adjournment proposal.

        All holders of record of LaSalle common shares and LaSalle preferred shares as of the record date, which was the close of business on October 23, 2018, are entitled to receive notice of the LaSalle special meeting or any postponement or adjournment of the LaSalle special meeting. However, only holders of LaSalle common shares as of the record date are entitled to attend and to vote at the LaSalle special meeting or any postponement or adjournment of the LaSalle special meeting. Holders of LaSalle preferred shares are entitled to notice of the LaSalle special meeting, but are not entitled to attend or to vote at the LaSalle special meeting, and no vote or proxy is being solicited from the holders of LaSalle preferred shares.

YOUR VOTE IS IMPORTANT

        The merger and the other transactions contemplated by the merger agreement must be approved by the affirmative vote of the holders of at least 66 2/3% of LaSalle's outstanding common shares as of the record date for the LaSalle special meeting. Accordingly, your vote is very important regardless of the number of LaSalle common shares that you own. Whether or not you plan to attend the LaSalle special meeting, LaSalle requests that you authorize your proxy to vote your LaSalle common shares by either marking, signing, dating and promptly returning the enclosed LaSalle proxy card in the postage-paid envelope or authorizing your proxy or voting instructions by telephone or through the Internet. If you attend the LaSalle special meeting, you may continue to have your LaSalle common shares voted as instructed in the proxy, or you may withdraw your proxy at the LaSalle special meeting and vote your LaSalle common shares in person. If you fail to vote by proxy or in person, or fail to instruct your broker or other nominee on how to vote, the effect will be that your LaSalle common shares will not be counted for purposes of determining whether a quorum is present at the LaSalle special meeting and will have the same effect as a vote "AGAINST" the merger proposal.

        The approval of the LaSalle advisory (non-binding) proposal on specified compensation and the approval of the LaSalle adjournment proposal each requires the affirmative vote of a majority of the votes cast on the proposal. If you fail to vote by proxy or in person, or fail to instruct your broker or other nominee on how to vote, such failure will have no effect on the outcome of such proposals. Abstentions are not considered votes cast and therefore will have no effect on the outcome of such proposals.

        Any proxy may be revoked at any time prior to its exercise by delivery of a properly executed, later-dated LaSalle proxy card, by authorizing your proxy or voting instructions by telephone or through the Internet at a later date than your previously authorized proxy, by submitting a written revocation of your proxy to LaSalle's Corporate Secretary, or by voting in person at the LaSalle special meeting. Attendance alone will not be sufficient to revoke a previously authorized proxy.

        Under Maryland law, because LaSalle common shares were listed on the New York Stock Exchange at the close of business on the record date, you do not have any appraisal rights, dissenters' rights or the rights of an objecting shareholder in connection with the company merger. In addition, LaSalle common shareholders may not exercise any appraisal rights, dissenters' rights or the rights of an objecting shareholder to receive the fair value of the shareholder's LaSalle common shares in connection with the merger because, as permitted by Maryland law, LaSalle's declaration of trust provides that LaSalle shareholders are not entitled to exercise such rights unless expressly required by the Maryland REIT Law.

        LaSalle encourages you to read the accompanying joint proxy statement/prospectus carefully and in its entirety and to submit a proxy or voting instructions so that your LaSalle common shares will be represented and voted even if you do not attend the LaSalle special meeting. If you have any questions or need assistance in submitting a proxy or your voting instructions, please call LaSalle's proxy solicitor, MacKenzie Partners, Inc., toll-free at (800) 322-2885.

By Order of the Board of Trustees of LaSalle Hotel Properties

Michael D. Barnello President and Chief Executive Officer

Bethesda, Maryland
October 29, 2018

ADDITIONAL INFORMATION

        This joint proxy statement/prospectus incorporates important business and financial information about Pebblebrook and LaSalle from other documents that are not included in or delivered with this joint proxy statement/prospectus. See "Where You Can Find More Information and Incorporation by Reference" beginning on page 252.

        Documents incorporated by reference into this joint proxy statement/prospectus are also available to Pebblebrook shareholders and LaSalle shareholders without charge upon written or oral request. You can obtain any of these documents by requesting them in writing or by telephone from the appropriate company at the following addresses and telephone numbers:

Pebblebrook Hotel Trust 7315 Wisconsin Avenue, Suite 1100 West Bethesda, Maryland 20814 Attention: Investor Relations (240) 507-1300 www.pebblebrookhotels.com	LaSalle Hotel Properties 7550 Wisconsin Avenue, 10th Floor Bethesda, Maryland 20814 Attention: Investor Relations (301) 941-1500 www.lasallehotels.com

        To receive timely delivery of the requested documents in advance of the special meetings, you should make your request before November 20, 2018.

 ABOUT THIS DOCUMENT

        This joint proxy statement/prospectus, which forms part of a registration statement on Form S-4 filed by Pebblebrook (File No. 333-227405) with the United States Securities and Exchange Commission, which we refer to as the SEC, constitutes a prospectus of Pebblebrook for purposes of the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Pebblebrook common shares, Pebblebrook Series E preferred shares and Pebblebrook Series F preferred shares to be issued to LaSalle shareholders in exchange for LaSalle common shares, LaSalle Series I preferred shares and LaSalle Series J preferred shares as well as any limited partner of LaSalle OP who elects to receive Pebblebrook common shares, as applicable, pursuant to the merger agreement. This joint proxy statement/prospectus also constitutes a proxy statement for each of Pebblebrook and LaSalle for purposes of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. In addition, it constitutes a notice of meeting with respect to the Pebblebrook special meeting and a notice of meeting with respect to the LaSalle special meeting.

        You should rely only on the information contained in, or incorporated by reference into, this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from such information. This joint proxy statement/prospectus is dated October 29, 2018. You should not assume that the information contained in, or incorporated by reference into, this joint proxy statement/prospectus is accurate as of any date other than that date or the date of the information incorporated into this joint proxy statement/prospectus, respectively. Neither our mailing of this joint proxy statement/prospectus to Pebblebrook shareholders and LaSalle shareholders nor the issuance of Pebblebrook common shares or Pebblebrook preferred shares to LaSalle shareholders and the limited partners of LaSalle OP (other than LaSalle and its affiliates) pursuant to the merger agreement will create any implication to the contrary.

        This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Information contained in this joint proxy statement/prospectus regarding Pebblebrook has been provided by Pebblebrook and information contained in this joint proxy statement/prospectus regarding LaSalle has been provided by LaSalle.

QUESTIONS AND ANSWERS

        The following are answers to some questions you may have regarding the proposed transactions between Pebblebrook and LaSalle. Pebblebrook and LaSalle urge you to read carefully this entire joint proxy statement/prospectus, including the Annexes and the documents incorporated by reference into this joint proxy statement/prospectus, because the information in this section does not provide all the information that might be important to you.

        Unless stated otherwise, all references in this joint proxy statement/prospectus to:

  •
  "cash consideration" mean $37.80 in cash per LaSalle common share to be paid by Pebblebrook in the company merger, for up to 30% of the LaSalle common shares outstanding immediately prior to the company merger, subject to the terms and limitations in the merger agreement;

  •
  "combined company" are to Pebblebrook and its consolidated subsidiaries after the completion of the mergers;

  •
  "company merger" are to the merger of LaSalle with and into Merger Sub, with Merger Sub surviving the merger;

  •
  "Exchange Act" are to the Securities Exchange Act of 1934, as amended;

  •
  "LaSalle" are to LaSalle Hotel Properties, a Maryland real estate investment trust;

  •
  "LaSalle Board" are to the Board of Trustees of LaSalle;

  •
  "LaSalle common shares" are to the common shares of beneficial interest, $.01 par value per share, of LaSalle;

  •
  "LaSalle OP" are to LaSalle Hotel Operating Partnership, L.P., a Delaware limited partnership, whose sole general partner is LaSalle;

  •
  "LaSalle OP common units" are to common units of limited partnership interest in LaSalle OP;

  •
  "LaSalle parties" are to both LaSalle and LaSalle OP;

  •
  "LaSalle Series I preferred shares" are to the 6.375% Series I Cumulative Redeemable Preferred Shares of Beneficial Interest, $.01 par value per share, of LaSalle;

  •
  "LaSalle Series I preferred units" are to units of limited partnership interest in LaSalle OP designated as 6.375% Series I Cumulative Redeemable Preferred Partnership Units;

  •
  "LaSalle Series J preferred shares" are to the 6.3% Series J Cumulative Redeemable Preferred Shares of Beneficial Interest, $.01 par value per share, of LaSalle;

  •
  "LaSalle Series J preferred units" are to units of limited partnership interest in LaSalle OP designated as 6.3% Series J Cumulative Redeemable Preferred Partnership Units;

  •
  "merger agreement" are to the Agreement and Plan of Merger, dated as of September 6, 2018, by and among the Pebblebrook parties and the LaSalle parties, as amended on September 18, 2018, and as it may be amended from time to time, a copy of which is attached as Annex A to this joint proxy statement/prospectus;

  •
  "merger consideration" mean the right of a holder of a LaSalle common share to receive, at the election of the holder, the share consideration or the cash consideration, subject to certain adjustments and limitations in the merger agreement;

  •
  "mergers" are to both the company merger and the partnership merger;

  •
  "Merger OP" are to Ping Merger OP, LP, a Delaware limited partnership, whose sole general partner is Merger OP GP;

  •
  "Merger OP GP" are to Ping Merger OP GP, LLC, a Delaware limited liability company, whose sole member is Pebblebrook OP;

  •
  "Merger Sub" are to Ping Merger Sub, LLC, a Maryland limited liability company and wholly owned subsidiary of Pebblebrook;

  •
  "NYSE" are to the New York Stock Exchange;

  •
  "end date" are to March 6, 2019;

  •
  "partnership merger" are to the merger of Merger OP with and into LaSalle OP, with LaSalle OP surviving the merger as a wholly owned subsidiary of Pebblebrook OP;

  •
  "Pebblebrook" are to Pebblebrook Hotel Trust, a Maryland real estate investment trust;

  •
  "Pebblebrook Board" are to the Board of Trustees of Pebblebrook;

  •
  "Pebblebrook common shares" are to common shares of beneficial interest of Pebblebrook, $0.01 par value per share;

  •
  "Pebblebrook OP common units" are to units of limited partnership interest in Pebblebrook OP;

  •
  "Pebblebrook OP" are to Pebblebrook Hotel, L.P., a Delaware limited partnership, whose sole general partner is Pebblebrook;

  •
  "Pebblebrook parties" are to, collectively, Pebblebrook, Pebblebrook OP, Merger Sub and Merger OP;

  •
  "Pebblebrook preferred shares" are to, together, Pebblebrook Series E preferred shares and Pebblebrook Series F preferred shares;

  •
  "Pebblebrook Series E preferred shares" are to 6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share, of Pebblebrook;

  •
  "Pebblebrook Series E preferred units" are to units of limited partnership interest in Pebblebrook OP designated as 6.375% Series E Cumulative Redeemable Preferred Units;

  •
  "Pebblebrook Series F preferred shares" are to 6.3% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share, of Pebblebrook;

  •
  "Pebblebrook Series F preferred units" are to units of limited partnership interest in Pebblebrook OP designated as 6.3% Series F Cumulative Redeemable Preferred Units;

  •
  "SEC" are to the United States Securities and Exchange Commission;

  •
  "Securities Act" are to the Securities Act of 1933, as amended;

  •
  "share consideration" mean 0.92 validly issued, fully paid and nonassessable Pebblebrook common shares;

  •
  "surviving entity" are to Merger Sub, a wholly owned subsidiary of Pebblebrook, after the effective time of the company merger; and

  •
  "surviving partnership" are to LaSalle OP after the effective time of the partnership merger.

Q:
What is the proposed transaction?

A:
Pebblebrook and LaSalle have entered into the merger agreement, pursuant to which (i) LaSalle will merge with and into Merger Sub, with Merger Sub surviving the merger as a wholly owned subsidiary of Pebblebrook, and (ii) Merger OP will merge with and into LaSalle OP, with LaSalle OP surviving the merger as a wholly owned subsidiary of Pebblebrook OP.

Q:
What will happen in the proposed transaction?

A:
At the effective time of the company merger, pursuant to the terms of the merger agreement, (i) each issued and outstanding LaSalle common share will be converted into the right to receive, at the election of the holder: (a) 0.92, which we refer to as the exchange ratio, validly issued, fully paid and nonassessable Pebblebrook common shares or (b) $37.80 in cash, which we refer to as the cash consideration, subject to certain adjustments and to any applicable withholding tax (ii) each LaSalle Series I preferred share will be converted into the right to receive one validly issued, fully paid and nonassessable Pebblebrook Series E preferred share; and (iii) each LaSalle Series J preferred share will be converted into the right to receive one validly issued, fully paid and nonassessable Pebblebrook Series F preferred share. The maximum number of LaSalle common shares eligible to be converted into the right to receive the cash consideration will be equal to 30% of the aggregate number of LaSalle common shares issued and outstanding immediately prior to the effective time of the mergers. LaSalle common shares held by Pebblebrook will be excluded from the cash election in the company merger, effectively increasing the maximum cash shares to approximately 33% of the aggregate number of LaSalle common shares outstanding immediately prior to the effective time of the company merger.

  Additionally, immediately prior to the effective time of the company merger, pursuant to the terms of the merger agreement, (i) each outstanding restricted LaSalle common share will vest and all restrictions thereon will lapse, and each such share will be converted into the right to submit an election and receive the merger consideration; (ii) each outstanding LaSalle performance award will automatically become earned and vested with respect to 180% of the target number of LaSalle common shares subject to such LaSalle performance share award agreement, and each such LaSalle common share will be cancelled and each holder thereof will have the right to submit an election and receive the merger consideration; and (iii) each outstanding award of deferred LaSalle common shares will be cancelled and each holder thereof will have the right to submit an election and receive the merger consideration for the number of LaSalle common shares subject to such award (prior to its cancellation).

  At the effective time of the partnership merger, pursuant to the terms of the merger agreement, (i) each unit of general partner interest in LaSalle OP shall be cancelled and no payment shall be made thereon; (ii) all of the LaSalle Series I preferred units shall be converted into the right to receive an equal number of Pebblebrook Series E preferred units; (iii) all of the LaSalle Series J preferred units shall be converted into the right to receive an equal number of Pebblebrook Series F preferred units; and (iv) each LaSalle OP common unit held by limited partners in LaSalle OP (other than LaSalle or its affiliates) shall be cancelled and converted into the right to receive, at the holder's election, either Pebblebrook OP common units in an amount equal to the exchange ratio, without interest, or LaSalle common shares in an amount equal to the exchange ratio, without interest, which shares would then be cancelled in exchange for the right to receive the share consideration.

  LaSalle shareholders and LaSalle OP unitholders that receive Pebblebrook common shares will not receive any fractional Pebblebrook common shares or fractional Pebblebrook OP common units in the mergers and instead will be paid cash (without interest) in lieu of any fractional share or unit to which they would otherwise be entitled.

  See "The Merger Agreement—Treatment of LaSalle Common Shares, LaSalle Preferred Shares, LaSalle Restricted Shares, LaSalle Performance Shares and LaSalle Deferred Shares" beginning on page 204 and "The Merger Agreement—Treatment of Interests in LaSalle OP" beginning on page 207.

Q:
If I am a LaSalle shareholder, do I need to make an election in order to receive the cash consideration?

A:
If you want to elect to receive the cash consideration and you hold your LaSalle common shares in "street name" (i.e., through a bank, brokerage firm or other nominee), you may do so at any time up until the election deadline established by your nominee. That election deadline may be earlier than November 26, 2018, therefore you should carefully read any materials received from your bank, brokerage firm or other nominee, and you should follow the procedures established by your bank, brokerage firm or other nominee in order to make an election.

  Each holder of record of LaSalle common shares (holding directly through LaSalle's transfer agent) (other than excluded shares) or of a LaSalle compensatory award issued and outstanding at the close of business on the record date will have the right to submit an election to receive the cash consideration or the common share consideration by delivering an election form to the exchange agent prior to 5:00 p.m., Eastern Time, on November 26, 2018, which is the business day immediately prior to the LaSalle special meeting, which we refer to as the election deadline. LaSalle will mail the election form to the record holders of LaSalle common shares and LaSalle compensatory awards concurrently with the mailing of this joint proxy statement/prospectus.

  An election may be revoked by a record holder of LaSalle common shares by delivering written notice to the exchange agent prior to the election deadline. If an election is revoked by a record holder, the LaSalle common shares subject to such revoked election will be deemed to have elected to receive the common share consideration unless a new election is made prior to the election deadline. LaSalle common shareholders who hold their LaSalle common shares in street name will need to follow the procedures established by their bank, brokerage firm or other nominee in order to revoke an election.

  For more information about the election procedures, see "The Merger Agreement—Treatment of LaSalle Common Shares, LaSalle Preferred Shares, LaSalle Restricted Shares, LaSalle Performance Shares and LaSalle Deferred Shares" beginning on page 204.

Q:
What happens if I do not make a valid election in accordance with the election form?

A:
If you do not return a properly completed and signed election form by the election deadline, your LaSalle common shares will be converted into the right to receive Pebblebrook common shares in accordance with the procedures specified in the merger agreement. If you hold LaSalle common shares in street name, you may be subject to an earlier election deadline established by your nominee. Therefore, you should carefully read any materials received from your bank, brokerage firm or other nominee, and you should follow the procedures established by your bank, brokerage firm or other nominee in order to make an election. For more information about the proration procedures, see "The Merger Agreement—Treatment of LaSalle Common Shares, LaSalle Preferred Shares, LaSalle Restricted Shares, LaSalle Performance Shares and LaSalle Deferred Shares" beginning on page 204.

Q:
Are there limits on the number of LaSalle common shares eligible to be converted into the right to receive the cash consideration?

A:
Under the terms of the merger agreement, the number of LaSalle common shares that is eligible to receive the cash consideration is subject to proration. The maximum number of LaSalle common shares eligible to be converted into the right to receive the cash consideration, which we refer to as the maximum cash shares, is equal to 30% of the aggregate number of LaSalle common shares issued and outstanding immediately prior to the effective time of the company merger (including LaSalle common shares relating to the LaSalle compensatory awards that become or are deemed to be issued or outstanding). LaSalle common shares held by Pebblebrook will be excluded from the cash election in the company merger, effectively increasing the maximum cash shares to approximately 33% of the aggregate number of LaSalle common shares outstanding immediately prior to the effective time of the company merger.

  If the aggregate number of cash election shares exceeds the number of maximum cash shares, the number of cash election shares designated by any holder of LaSalle common shares as a cash election will be subject to pro rata reduction as follows: For each such cash election, the number of such holder's LaSalle common shares that will be converted into the right to receive the cash consideration will be equal to (1) the number of such holder's cash election shares multiplied by (2) the merger cash proration factor, rounded down to the nearest whole LaSalle common share. The merger cash proration factor means a fraction, the numerator of which is the number of maximum cash shares and the denominator of which is the aggregate number of all cash election shares. Any cash election shares that were not converted into the right to receive cash consideration in accordance with such calculation will be converted into the right to receive the common share consideration.

Q:
How will Pebblebrook shareholders be affected by the mergers and the issuance of Pebblebrook common shares in connection with the mergers?

A:
After the mergers, each Pebblebrook shareholder will continue to own the Pebblebrook common shares that such shareholder held immediately prior to the effective time of the mergers. As a result of the merger, each Pebblebrook shareholder will own common shares in the combined company. However, because Pebblebrook will be issuing new Pebblebrook common shares to LaSalle shareholders in exchange for LaSalle common shares in the company merger, each Pebblebrook common share outstanding immediately prior to the effective time of the company merger will represent a smaller percentage of the aggregate number of common shares of the combined company outstanding after the mergers. Upon completion of the mergers, we estimate that ownership of the issued and outstanding common shares of the combined company will be as follows (in each case assuming that all of the limited partners (excluding LaSalle and its affiliates) of LaSalle OP elect to receive Pebblebrook common shares instead of Pebblebrook OP common units):

•
If all LaSalle shareholders elect to receive the maximum cash amount, then Pebblebrook shareholders will own approximately 52.8% and former LaSalle security holders will own approximately 47.2%; and

•
If all LaSalle shareholders elect to receive Pebblebrook common shares, then Pebblebrook shareholders will own approximately 42.7% and former LaSalle security holders will own approximately 57.3%.

Q:
What happens if the market prices of Pebblebrook common shares or LaSalle common shares change before completion of the mergers?

A:
No change will be made to the exchange ratio or cash consideration if the market prices of Pebblebrook common shares or LaSalle common shares change before completion of the mergers. As a result, the value of the merger consideration to be received by LaSalle shareholders in the mergers will increase or decrease depending on the market price of Pebblebrook common shares at the effective time of the company merger.

Q:
Why am I receiving this joint proxy statement/prospectus?

A:
The Pebblebrook Board and the LaSalle Board are using this joint proxy statement/prospectus to solicit proxies of Pebblebrook shareholders and LaSalle shareholders, respectively, in connection with approval of the mergers and related transactions. In addition, Pebblebrook is using this joint proxy statement/prospectus as a prospectus for the issuance of Pebblebrook common shares pursuant to the merger agreement. The mergers cannot be completed unless, among other things:

  •
  the holders of Pebblebrook common shares vote to approve the issuance of the Pebblebrook common shares in connection with the mergers; and

  •
  the holders of LaSalle common shares vote to approve the company merger and the other transactions contemplated by the merger agreement.

  Pebblebrook and LaSalle will hold separate meetings of their respective shareholders to obtain these approvals and to consider other proposals as described elsewhere in this joint proxy statement/prospectus.

  This joint proxy statement/prospectus contains important information about the mergers and the other proposals being voted on at the special meetings and you should read it carefully. The enclosed voting materials allow you to vote your Pebblebrook common shares and/or LaSalle common shares, as applicable, without attending the applicable special meeting.

  Your vote is important. You are encouraged to submit your proxy as promptly as possible.

Q:
Am I being asked to vote on any other proposals at the special meetings in addition to the merger proposals?

A:
Pebblebrook.    At the Pebblebrook special meeting, Pebblebrook shareholders will be asked to consider and vote upon the following additional proposal:

•
To approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement.

  LaSalle.    At the LaSalle special meeting, LaSalle shareholders will be asked to consider and vote upon the following additional proposals:

  •
  A non-binding advisory proposal to approve certain compensation that may be paid or become payable to certain executive officers of LaSalle in connection with the merger agreement and the other transactions contemplated by the merger agreement; and

  •
  To approve one or more adjournments of the LaSalle special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the company merger and the other transactions contemplated by the merger agreement.

Q:
Why are Pebblebrook and LaSalle proposing the mergers?

A:
Among other reasons, if completed, the combined company is expected to have a pro forma enterprise value of approximately $7.6 billion and a total market capitalization of approximately $4.3 billion (in each case based on the closing price per share of Pebblebrook common shares on October 25, 2018, which is the most recent practical date prior to the date of this joint proxy statement/prospectus, and assuming that all LaSalle shareholders elect to receive the maximum cash amount). We refer to an entity that qualifies as, and elects to be taxed as, a real estate investment trust for U.S. federal income tax purposes as a REIT. In addition, the combined company is expected to benefit from a lower cost of capital and the creation of synergies resulting from the elimination of duplicative corporate functions. To review in greater detail the reasons the Pebblebrook Board and the LaSalle Board recommended the mergers, see "The Mergers—Recommendation of the Pebblebrook Board and Its Reasons for the Mergers" beginning on page 122 and "The Mergers—Recommendation of the LaSalle Board and Its Reasons for the Mergers" beginning on page 118.

Q:
Will Pebblebrook and LaSalle continue to pay dividends or distributions prior to completion of the mergers?

A:
The merger agreement permits the authorization, declaration and payment by Pebblebrook of regular quarterly dividends and by Pebblebrook OP of regular quarterly distributions, payable in accordance with past practice at a quarterly rate not to exceed (i) $0.38 per Pebblebrook common share and Pebblebrook OP common unit, (ii) $0.40625 per Pebblebrook Series C preferred share and unit and (iii) $0.39844 per Pebblebrook Series D preferred share and unit, as well as any distribution that is required to maintain its REIT qualification or to avoid the incurrence of federal income or excise tax.

  The merger agreement prohibits the authorization, declaration and payment by LaSalle of regular quarterly dividends on LaSalle common shares and by LaSalle OP of regular quarterly distributions on LaSalle OP common units. However, the merger agreement permits the authorization, declaration and payment by LaSalle of regular quarterly dividends, payable in accordance with past practice at a quarterly rate not to exceed (i) $0.3984375 per LaSalle Series I preferred share and unit and (ii) $0.39375 per LaSalle Series J preferred share and unit, as well as any distribution that is required to maintain its REIT qualification or to avoid the imposition of federal income or excise tax. The merger agreement also permits, subject to certain conditions, the authorization, declaration and payment by LaSalle of a dividend if the mergers are not complete on or prior to December 31, 2018. The per-share dividend amount of such a dividend shall be payable by LaSalle on LaSalle common shares in an amount equal to $0.90 per LaSalle common share, multiplied by a fraction, the numerator of which is the number of days after and including January 1, 2019 through and including the date on which the dividend will be paid and the denominator of which is 365.

Q:
When and where will the special meetings be held?

A:
The Pebblebrook special meeting will be held on November 27, 2018, beginning at 9:00 a.m., Eastern Time, at the offices of Hunton Andrews Kurth LLP, 2200 Pennsylvania Avenue NW, Washington, DC 20037.

  The LaSalle special meeting will be held on November 27, 2018, beginning at 10:00 a.m., Eastern Time, at the Sofitel Washington DC Lafayette Square, 806 15th street NW, Washington, DC 20005.

Q:
Who can vote at the special meetings?

A:
Pebblebrook.    All holders of Pebblebrook common shares as of the close of business on October 23, 2018, which is the record date for determining the Pebblebrook shareholders entitled to notice of and to vote at the Pebblebrook special meeting, are entitled to receive notice of and to vote at the Pebblebrook special meeting. As of the record date, there were 69,039,917 Pebblebrook common shares outstanding and entitled to vote at the Pebblebrook special meeting, held by approximately 19 holders of record. Each Pebblebrook common share is entitled to one vote on each proposal presented at the Pebblebrook special meeting.

LaSalle.    All holders of LaSalle common shares as of the close of business on October 23, 2018, which is the record date for determining LaSalle shareholders entitled to notice of and to vote at the LaSalle special meeting, are entitled to receive notice of and to vote at the LaSalle special meeting. As of the record date, there were 110,397,737 LaSalle common shares outstanding and entitled to vote at the LaSalle special meeting, held by approximately 50 holders of record. Each LaSalle common share is entitled to one vote on each proposal presented at the LaSalle special meeting. Holders of LaSalle preferred shares are entitled to notice of the LaSalle special meeting but are not entitled to attend or vote at the LaSalle special meeting and no vote or proxy is being solicited from the holders of LaSalle preferred shares.

Q:
What constitutes a quorum?

A:
Pebblebrook.    Pebblebrook's bylaws provide that the presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter will constitute a quorum.

  LaSalle.    LaSalle's bylaws provide that the presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting will constitute a quorum.

  Shares that are voted, in person or by proxy, and shares abstaining from voting are treated as present at each of the special meetings for purposes of determining whether a quorum is present.

Q:
What vote is required to approve the proposals?

A:
Pebblebrook.

•
Approval of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement requires the affirmative vote of at least a majority of all votes cast on such proposal.

•
Approval of the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement requires the affirmative vote of at least a majority of all votes cast on such proposal.

  LaSalle.

  •
  Approval of the proposal to approve the company merger and the other transactions contemplated by the merger agreement requires the affirmative vote of at least 66 2/3% of all the votes entitled to be cast on such proposal.

  •
  Approval of the non-binding advisory proposal to approve certain compensation that may be paid or become payable to certain executive officers of LaSalle in connection with the merger agreement and the transactions contemplated by the merger agreement requires the affirmative vote of at least a majority of all votes cast on such proposal.

  •
  Approval of the proposal to approve one or more adjournments of the LaSalle special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the company merger and the other transactions contemplated by the merger agreement requires, whether or not a quorum is present, the affirmative vote of at least a majority of all votes cast on such proposal.

Q:
How does the Pebblebrook Board recommend that Pebblebrook shareholders vote on the proposals?

A:
The Pebblebrook Board has unanimously (i) determined and declared that the merger agreement, the mergers and the other transactions contemplated by the merger agreement are advisable and in the best interests of Pebblebrook and Pebblebrook shareholders, (ii) approved the merger agreement, the mergers and the other transactions contemplated by the merger agreement and (iii) authorized and approved the issuance of Pebblebrook common shares pursuant to the merger agreement. The Pebblebrook Board unanimously recommends that Pebblebrook shareholders vote "FOR" the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement and "FOR" the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement.

  For a more complete description of the recommendation of the Pebblebrook Board, see "The Mergers—Recommendation of the Pebblebrook Board and Its Reasons for the Mergers" beginning on page 122.

Q:
How does the LaSalle Board recommend that LaSalle shareholders vote on the proposals?

A:
The LaSalle Board, by a unanimous vote of all trustees present (with only Mr. Scott not present due to his hospitalization), (i) determined that the mergers and the other transactions contemplated by the merger agreement are advisable and in the best interests of LaSalle and LaSalle shareholders, (ii) authorized and approved the mergers and the other transactions contemplated by the merger agreement and (iii) approved and adopted the merger agreement. The LaSalle Board, by a unanimous vote of all trustees present (with only Mr. Scott not present due to his hospitalization), recommends that LaSalle shareholders vote "FOR" the proposal to approve the company merger and the other transactions contemplated by the merger agreement, "FOR" the non-binding advisory proposal to approve certain compensation that may be paid or become payable to certain executive officers of LaSalle in connection with the merger agreement and the transactions contemplated thereby and "FOR" the proposal to approve one or more adjournments of the LaSalle special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the company merger and the other transactions contemplated by the merger agreement.

  For a more complete description of the recommendation of the LaSalle Board, see "The Mergers—Recommendation of the LaSalle Board and Its Reasons for the Mergers" beginning on page 118.

Q:
Do any of LaSalle's executive officers or trustees have interests in the mergers that may differ from those of other LaSalle shareholders?

A:
LaSalle's executive officers and trustees have interests in the mergers that are different from, or in addition to, the interests of other LaSalle shareholders. The LaSalle Board was aware of and considered these interests, among other matters, in evaluating the merger agreement and the mergers, and in recommending that LaSalle shareholders vote "FOR" the proposal to approve the company merger and the other transactions contemplated by the merger agreement. For a description of these interests, see the section entitled "The Mergers—Interests of LaSalle's Trustees, Executive Officers and Employees in the Mergers" beginning on page 155.

Q:
Who will be the trustees and management of the combined company?

A:
All seven current members of the Pebblebrook Board will continue to serve as the trustees of the combined company. No members of the LaSalle Board will serve as trustees of the combined company.

  The current executive officers of Pebblebrook will continue to serve as the executive officers of the combined company, with Jon E. Bortz continuing to serve as President, Chief Executive Officer and Chairman of the Board of the combined company. See "Trustees and Management of the Combined Company After the Mergers" beginning on page 235.

Q:
Are there any conditions to completion of the mergers that must be satisfied for the mergers to be completed?

A:
In addition to the approval of Pebblebrook shareholders of the issuance of Pebblebrook common shares pursuant to the merger agreement and the approval of LaSalle shareholders of the company merger and the other transactions contemplated by the merger agreement, there are a number of customary conditions that must be satisfied or waived for the mergers to be consummated. For a description of all of the conditions to the mergers, see "The Merger Agreement—Conditions to the Mergers" beginning on page 228.

Q:
Are there risks associated with the mergers that I should consider in deciding how to vote?

A:
Yes. There are a number of risks related to the mergers that are discussed in this joint proxy statement/prospectus described in the section entitled "Risk Factors" beginning on page 50.

Q:
If my Pebblebrook common shares or my LaSalle common shares are held in "street name" by my broker or other nominee, will my broker or other nominee vote my Pebblebrook common shares or my LaSalle common shares for me? What happens if I do not vote for a proposal?

A:
Unless you instruct your broker or other nominee how to vote your Pebblebrook common shares and/or your LaSalle common shares, as applicable, held in street name, your shares will NOT be voted. If you hold your Pebblebrook common shares and/or your LaSalle common shares in a brokerage account or if your shares are held by a broker or other nominee (that is, in street name), in order for your shares to be present and voted at the applicable special meeting, you must provide your broker or other nominee with instructions on how to vote your shares.

  If you are a Pebblebrook shareholder, abstentions will be counted in determining the presence of a quorum. Abstentions will have no effect on the outcome of the proposal to approve the issuance of Pebblebrook common shares in connection with the mergers. Abstentions will have no effect on the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement.

  If you are a LaSalle shareholder, abstentions will be counted in determining the presence of a quorum. Abstentions will have the same effect as votes AGAINST the proposal to approve the company merger and the other transactions contemplated by the merger agreement. Abstentions will have no effect on the outcome of (i) the non-binding advisory proposal to approve certain compensation that may be paid or become payable to certain executive officers of LaSalle in connection with the merger agreement and the transactions contemplated thereby or (ii) the proposal to approve one or more adjournments of the LaSalle special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the company merger and the other transactions contemplated by the merger agreement.

Q:
Will my rights as a shareholder of Pebblebrook or LaSalle change as a result of the mergers?

A:
The rights of Pebblebrook shareholders will be unchanged as a result of the mergers. LaSalle shareholders will have different rights following completion of the mergers due to the differences between the governing documents of Pebblebrook and LaSalle. For more information regarding the differences in shareholder rights, see "Comparison of Rights of Pebblebrook Shareholders and LaSalle Shareholders" beginning on page 246.

Q:
When are the mergers expected to be completed?

A:
Pebblebrook and LaSalle expect to complete the mergers as soon as reasonably practicable following satisfaction of all of the required conditions. If LaSalle shareholders approve the company merger, Pebblebrook shareholders approve the issuance of Pebblebrook common shares in connection with the mergers and the other conditions to completion of the mergers are satisfied or waived, it is currently expected that the mergers will be completed on November 30, 2018. However, there is no guarantee that the conditions to the mergers will be satisfied or that the mergers will close.

Q:
If I am a LaSalle shareholder and my LaSalle common shares are in certificated form, do I need to do anything with my share certificates now?

A:
No. You should not submit your share certificates at this time. After the mergers are completed, if you held LaSalle common shares, the exchange agent for Pebblebrook will send you a letter of transmittal and instructions for exchanging your LaSalle common shares for Pebblebrook common shares or cash, as applicable, pursuant to the terms of the merger agreement. Upon surrender of a certificate or book-entry share for cancellation along with the executed letter of transmittal and other required documents described in the instructions, a LaSalle shareholder will receive Pebblebrook common shares or cash, as applicable, pursuant to the terms of the merger agreement.

Q:
What are the anticipated U.S. federal income tax consequences to me of the proposed mergers?

  It is intended that the company merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. The completion of the mergers is conditioned on the receipt by each of Pebblebrook and LaSalle of an opinion from counsel to the effect that the company merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Assuming that the company merger qualifies as a reorganization, the tax consequences for U.S. holders (as defined elsewhere in this joint proxy statement/prospectus) of LaSalle common shares who receive Pebblebrook common shares and/or cash in exchange for their shares in connection with the company merger generally will be as follows:

  •
  if a LaSalle shareholder receives solely Pebblebrook common shares, such shareholder generally will not recognize any gain or loss, except with respect to cash received in lieu of fractional Pebblebrook common shares;

  •
  if a LaSalle shareholder receives solely cash, such shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the shareholder's tax basis in its LaSalle common shares; and

  •
  if a LaSalle shareholder receives a combination of Pebblebrook common shares and cash, such shareholder generally will recognize gain (but not loss) in an amount equal to the lesser of (1) the sum of the cash and the fair market value of the Pebblebrook common shares received, minus the shareholder's tax basis in its LaSalle common shares, and (2) the amount of cash received.

  Non-U.S. holders (as defined herein) who receive some or all of the merger consideration in cash may be subject to U.S. withholding tax with respect to the cash consideration. Holders of LaSalle common shares should read the discussion under the heading "The Mergers—Material U.S. Federal Income Tax Consequences" beginning on page 164 and consult their tax advisors to determine the tax consequences to them (including the application and effect of any state, local or non-U.S. income and other tax laws) of the company merger.

Q:
Are LaSalle shareholders entitled to appraisal rights?

A:
No. LaSalle shareholders are not entitled to exercise appraisal rights in connection with the mergers. See "The Merger Agreement—No Appraisal Rights" beginning on page 210 for more information.

Q:
What do I need to do now?

A:
1) Submit your proxy.

  After you have carefully read this joint proxy statement/prospectus, please respond by completing, signing and dating your proxy card or voting instruction card and returning it in the enclosed preaddressed postage-paid envelope or, if available, by submitting your proxy by one of the other methods specified in your proxy card or voting instruction card as promptly as possible so that your Pebblebrook common shares and/or your LaSalle common shares will be represented and voted at the Pebblebrook special meeting or the LaSalle special meeting, as applicable.

  Please refer to your proxy card or voting instruction card forwarded by your broker or other nominee to see which voting options are available to you.

  The method by which you submit a proxy will in no way limit your right to vote at the Pebblebrook special meeting or the LaSalle special meeting, as applicable, if you later decide to attend the meeting in person. However, if your Pebblebrook common shares or your LaSalle common shares are held in the name of a broker or other nominee, you must obtain a legal proxy, executed in your favor, from your broker or other nominee, to be able to vote in person at the Pebblebrook special meeting or the LaSalle special meeting, as applicable.

  2)
  Make your merger consideration election.

  See the answer to the question above titled, "If I am a LaSalle shareholder, do I need to make an election in order to receive the cash consideration?".

Q:
How will my proxy be voted?

A:
All Pebblebrook common shares entitled to vote and represented by properly completed proxies received prior to the Pebblebrook special meeting, and not revoked, will be voted at the Pebblebrook special meeting as instructed on the proxies. If you properly sign, date and return a proxy card, but do not indicate how your Pebblebrook common shares should be voted on a matter, the Pebblebrook common shares represented by your proxy will be voted as the Pebblebrook Board recommends and therefore "FOR" the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement, and "FOR" the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate in the view of the Pebblebrook Board, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement if there are not sufficient votes at the time of such adjournment to approve such proposal. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your Pebblebrook common shares will NOT be voted at the Pebblebrook special meeting and will be considered broker non-votes.

  All LaSalle common shares entitled to vote and represented by properly completed proxies received prior to the LaSalle special meeting, and not revoked, will be voted at the LaSalle special meeting as instructed on the proxies. If you properly sign, date and return a proxy card, but do not indicate how your LaSalle common shares should be voted on a matter, the LaSalle common shares represented by your proxy will be voted as the LaSalle Board recommends and therefore "FOR" the proposal to approve the company merger and the other transactions contemplated by the merger agreement, "FOR" the non-binding advisory proposal to approve certain compensation that may be paid or become payable to certain executive officers of LaSalle in connection with the merger agreement and the transactions contemplated thereby and "FOR" the proposal to approve one or more adjournments of the LaSalle special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the company merger and the other transactions contemplated by the merger agreement. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your LaSalle common shares will NOT be voted at the LaSalle special meeting and will be considered broker non-votes. Abstentions and broker non-votes will have the same effect on the outcome of the merger proposal as votes AGAINST such proposal.

Q:
Can I revoke my proxy or change my vote after I have delivered my proxy?

A:
Yes. You may revoke your proxy or change your vote at any time before your proxy is voted at the Pebblebrook special meeting or the LaSalle special meeting, as applicable. If you are a holder of record, you can do this in any of the following three ways:

•
by sending a written notice to the corporate secretary of Pebblebrook or the corporate secretary of LaSalle, as applicable, in time to be received before the Pebblebrook special meeting or the LaSalle special meeting, as applicable, stating that you would like to revoke your proxy;

•
by completing, signing and dating another proxy card and returning it by mail in time to be received before the Pebblebrook special meeting or the LaSalle special meeting, as applicable, or by submitting a later dated proxy by the Internet or telephone in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

•
by attending the Pebblebrook special meeting or the LaSalle special meeting, as applicable, and voting in person. Simply attending the Pebblebrook special meeting or the LaSalle special meeting, as applicable, without voting will not revoke your proxy or change your vote.

  If your Pebblebrook common shares or your LaSalle common shares are held in an account at a broker or other nominee and you desire to change your vote or vote in person, you should contact your broker or other nominee for instructions on how to do so.

Q:
What does it mean if I receive more than one set of voting materials for the Pebblebrook special meeting or the LaSalle special meeting?

A:
You may receive more than one set of voting materials for the Pebblebrook special meeting and/or the LaSalle special meeting, as applicable, including multiple copies of this joint proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your Pebblebrook common shares or your LaSalle common shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold your Pebblebrook common shares or your LaSalle common shares. If you are a holder of record and your Pebblebrook common shares or your LaSalle common shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive or, if available, please submit your proxy by telephone or over the Internet.

Q:
What happens if I am a shareholder of both Pebblebrook and LaSalle?

A:
You will receive separate proxy cards for each entity. Please complete, sign, date and return each proxy card you receive in the appropriate preaddressed postage-paid envelope or, if available, by submitting a proxy by one of the other methods specified in your proxy card or voting instruction card for each entity.

Q:
If I choose to attend the Pebblebrook special meeting or the LaSalle special meeting in person, will I need to bring identification and other documentation?

A:
Yes. Please bring proper identification, together with proof that you are a record owner of Pebblebrook common shares or LaSalle common shares, as the case may be. If your shares are held in street name, please bring acceptable proof of ownership, such as a letter from your broker or an account statement showing that you beneficially owned Pebblebrook common shares or LaSalle common shares, as applicable, on the record date.

  However, if your Pebblebrook common shares or your LaSalle common shares are held in the name of a broker or other nominee, you must obtain a legal proxy, executed in your favor, from your broker or other nominee, to be able to vote in person at the Pebblebrook special meeting or the LaSalle special meeting, as applicable.

Q:
Will a proxy solicitor be used?

A:
Yes. Pebblebrook has engaged Okapi Partners LLC, which we refer to as Okapi, to assist in the solicitation of proxies for the Pebblebrook special meeting, and Pebblebrook estimates it will pay Okapi a fee of approximately $30,000, plus an additional $100,000 upon the completion of the mergers. Pebblebrook has also agreed to reimburse Okapi for reasonable expenses incurred in connection with the proxy solicitation and to indemnify Okapi against certain losses, claims, damages, liabilities and expenses. In addition to mailing proxy solicitation material, Pebblebrook's trustees, officers and employees may also solicit proxies in person, by telephone or by any other electronic means of communication deemed appropriate. No additional compensation will be paid to Pebblebrook's trustees, officers or employees for such services.

  LaSalle has engaged MacKenzie Partners, Inc., which we refer to as MacKenzie, to assist in the solicitation of proxies for the LaSalle special meeting and LaSalle estimates it will pay MacKenzie a fee of approximately $75,000 ($30,000 of which was previously paid in connection with the solicitation of proxies with respect to the Agreement and Plan of Merger, dated as of May 20, 2018, by and among BRE Landmark L.P., BRE Landmark L.P., BRE Landmark Acquisition L.P., LaSalle and LaSalle OP, which we refer to as the Blackstone merger agreement, which was terminated on September 6, 2018), plus an additional fee of $100,000 upon the completion of the mergers, plus reimbursement of reasonable expenses. LaSalle has also agreed to indemnify MacKenzie against certain losses, claims, damages, liabilities and expenses. In addition to mailing proxy solicitation material, LaSalle's trustees, officers and employees may also solicit proxies in person, by telephone or by any other electronic means of communication deemed appropriate. No additional compensation will be paid to LaSalle's trustees, officers or employees for such services.

Q:
Who can answer my questions?

A:
If you have any questions about the mergers or how to submit your proxy or need additional copies of this joint proxy statement/prospectus, the enclosed proxy card or voting instructions, you should contact:

If you are a Pebblebrook shareholder: Okapi Partners LLC 1212 Avenue of the Americas, 24th Floor New York, NY 10036 (212) 929-5500 Toll free: 855-305-0855 Email: info@okapipartners.com	If you are a LaSalle shareholder: MacKenzie Partners, Inc. 1407 Broadway, 27th Floor New York, New York 10018 Toll free: 800-322-2885 Call collect: 212-929-5500 Email: proxy@mackenziepartners.com

  If your broker or other nominee holds your shares, you should also contact your broker or other nominee for additional information.

SUMMARY

        The following summary highlights some of the information contained in this joint proxy statement/prospectus. This summary may not contain all of the information that is important to you. For a more complete description of the merger agreement, the mergers and the other transactions contemplated by the merger agreement, Pebblebrook and LaSalle encourage you to read carefully this entire joint proxy statement/prospectus, including the attached Annexes and the other documents to which we have referred you because this section does not provide all the information that might be important to you with respect to the mergers at the applicable special meeting. See also the section entitled "Where You Can Find More Information and Incorporation by Reference" beginning on page 252. We have included page references to direct you to a more complete description of the topics presented in this summary.

The Companies

Pebblebrook Hotel Trust and Pebblebrook Hotel, L.P. (See page 63)

Pebblebrook Hotel Trust
7315 Wisconsin Avenue, Suite 1100 West
Bethesda, Maryland 20814
(240) 507-1300
www.pebblebrookhotels.com

        Pebblebrook Hotel Trust is an internally managed hotel investment company, organized as a Maryland real estate investment trust in October 2009 to opportunistically acquire and invest in hotel properties located primarily in major U.S. cities, with an emphasis on the major gateway coastal markets. As of June 30, 2018, the Company owned 28 hotels with a total of 6,972 guest rooms.

        Pebblebrook common shares are listed on the NYSE, trading under the symbol "PEB".

Pebblebrook Hotel, L.P.
7315 Wisconsin Avenue, Suite 1100 West
Bethesda, Maryland 20814
(240) 507-1300

        Substantially all of Pebblebrook's assets are held by, and all of its operations are conducted through, Pebblebrook Hotel, L.P., which we refer to as Pebblebrook OP. Pebblebrook is the sole general partner of Pebblebrook OP. At June 30, 2018, Pebblebrook owned 99.7% of the Pebblebrook OP common units issued by Pebblebrook OP. The remaining 0.3% of Pebblebrook OP common units are owned by other limited partners of Pebblebrook OP.

LaSalle Hotel Properties and LaSalle Hotel Operating Partnership, L.P. (See page 63)

LaSalle Hotel Properties
7550 Wisconsin Avenue, 10th Floor
Bethesda, Maryland 20814
(301) 941-1500
www.lasallehotels.com

        LaSalle Hotel Properties was organized as a Maryland real estate investment trust on January 15, 1998, and primarily buys, owns, redevelops and leases upscale and luxury full-service hotels located in convention, resort and major urban business markets. LaSalle is a self-administered REIT.

        LaSalle common shares are listed on the NYSE, trading under the symbol "LHO".

LaSalle Hotel Operating Partnership, L.P.
7550 Wisconsin Avenue, 10th Floor
Bethesda, Maryland 20814
(301) 941-1500

        LaSalle OP was formed as a Delaware limited partnership on January 13, 1998. LaSalle is the general partner of the LaSalle OP, and, as of June 30, 2018, owned through a combination of direct and indirect interests, approximately 99.9% of the common units of LaSalle OP. The remaining 0.1% is held by limited partners who owned 145,223 LaSalle OP common units as of June 30, 2018.

The Combined Company (See page 64)

        Following completion of the mergers, the business and assets of the combined company will be owned and operated by Pebblebrook and the surviving partnership. References to the combined company are to Pebblebrook after the effective time of the mergers. Pebblebrook is a Maryland real estate investment trust. The combined company after the completion of the mergers is expected to have a pro forma enterprise value of approximately $7.6 billion and a total market capitalization of approximately $4.3 billion (in each case based on the closing price of Pebblebrook common shares on October 25, 2018 of $32.71, and assuming that all LaSalle shareholders elect to receive the maximum cash amount). The combined company's hotel portfolio after the completion of the mergers will consist of 66 properties (assuming that the sale of the three LaSalle hotels under contract for sale is completed as expected immediately prior to completion of the mergers), and the combined company will have a large presence in key urban markets in the United States, including significant exposure to major market West Coast cities with strong long-term growth and high barriers to entry.

        The business of the combined company will be operated through Pebblebrook OP and its subsidiaries, including the surviving partnership. After giving effect to the mergers, Pebblebrook OP will hold a limited partnership interest in the surviving partnership, and a wholly owned subsidiary of Pebblebrook OP will be the general partner of the surviving partnership. The Pebblebrook parties will have the full, exclusive and complete responsibility for and discretion in the day-to-day management and control of Pebblebrook OP and the surviving partnership.

        The common shares of the combined company will continue to be listed on the NYSE, trading under the symbol "PEB".

        The combined company's principal executive offices will be located at Pebblebrook's current offices, 7315 Wisconsin Avenue, Suite 1100 West, Bethesda, Maryland 20814.

The Mergers

The Merger Agreement (See page 203)

        The Pebblebrook parties and the LaSalle parties have entered into the merger agreement attached as Annex A to this joint proxy statement/prospectus, which is incorporated herein by reference. Pebblebrook and LaSalle encourage you to carefully read the merger agreement in its entirety because it is the principal document governing the mergers and related transactions.

        The merger agreement provides that the completion of the mergers will take place at 12:00 p.m., Eastern Time, at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, New York 10018 within three business days following the date on which the last of the conditions to completion of the mergers has been satisfied or waived.

The Mergers (See page 76)

        Subject to the terms and conditions of the merger agreement, at the effective time of the company merger, LaSalle will merge with and into Merger Sub, with Merger Sub surviving the company merger as the surviving entity, which will be a wholly owned subsidiary of Pebblebrook.

        The merger agreement also provides for the merger of Merger OP with and into LaSalle OP, with LaSalle OP surviving the merger as the surviving partnership. At the effective time of the partnership merger, Merger OP GP, a wholly owned subsidiary of Pebblebrook OP, will become the general partner of the surviving partnership, and Pebblebrook OP will be the limited partner of the surviving partnership.

The Merger Consideration (See page 204)

        At the effective time of the company merger, each issued and outstanding LaSalle common share will be converted into the right to receive, at the election of the holder: (i) 0.92 validly issued, fully paid and nonassessable Pebblebrook common share or (b) $37.80 in cash subject to certain adjustments and to any applicable withholding tax. The maximum number of LaSalle common shares eligible to be converted into the right to receive the cash consideration will be equal to 30% of the aggregate number of LaSalle common shares issued and outstanding immediately prior to the effective time of the company merger. LaSalle common shares held by Pebblebrook will be excluded from the cash election in the company merger, effectively increasing the maximum number of LaSalle common shares that could receive the cash election price to approximately 33% of the aggregate number of LaSalle common shares outstanding immediately prior to the effective time of the company merger.

        At the effective time of the company merger, each LaSalle Series I preferred share will be converted into the right to receive one validly issued, fully paid and nonassessable Pebblebrook Series E preferred share and each LaSalle Series J preferred share will be converted into the right to receive one validly issued, fully paid and nonassessable Pebblebrook Series F preferred share.

        Additionally, immediately prior to the effective time of the company merger, pursuant to the terms of the merger agreement, (i) each outstanding restricted LaSalle common share will vest and all restrictions thereon will lapse, and each such share will be cancelled in exchange for the right to submit an election and receive the merger consideration; (ii) each outstanding LaSalle performance award will automatically become earned and vested with respect to 180% of the target number of LaSalle common shares subject to such LaSalle performance share award agreement, and each such LaSalle common share will be cancelled and each holder thereof will have the right to submit an election and receive the merger consideration; and (iii) each outstanding award of deferred LaSalle common shares will be cancelled and each holder thereof will have the right to submit an election and receive the merger consideration for the number of LaSalle common shares subject to such award (prior to its cancellation).

        At the effective time of the partnership merger, pursuant to the terms of the merger agreement, (i) each unit of general partner interest in LaSalle OP shall be cancelled and no payment shall be made thereon; (ii) all of the LaSalle Series I preferred units shall be converted into the right to receive an equal number of Pebblebrook Series E preferred units; (iii) all of the LaSalle Series J preferred units shall be converted into the right to receive an equal number of Pebblebrook Series F preferred units; and (iv) each LaSalle OP common unit held by limited partners in LaSalle OP (other than LaSalle or its affiliates) shall be cancelled and converted into the right to receive, at the holder's election, either Pebblebrook OP common units in an amount equal to the exchange ratio, without interest, or LaSalle common shares in an amount equal to the exchange ratio, without interest, which shares would then be cancelled in exchange for the right to receive the share consideration.

        LaSalle shareholders and LaSalle OP unitholders that receive Pebblebrook common shares will not receive any fractional Pebblebrook common shares or fractional Pebblebrook OP common units in the mergers and instead will be paid cash (without interest) in lieu of any fractional share or unit to which they would otherwise be entitled.

        Upon completion of the mergers, we estimate that ownership of the issued and outstanding common shares of the combined company will be as follows (in each case assuming that all of the limited partners (excluding LaSalle and its affiliates) of LaSalle OP elect to receive Pebblebrook common shares instead of Pebblebrook OP common units):

  •
  If all LaSalle shareholders elect to receive the maximum cash amount, then Pebblebrook shareholders will own approximately 52.8% and former LaSalle security holders will own approximately 47.2%; and

  •
  If all LaSalle shareholders elect to receive Pebblebrook common shares, then Pebblebrook shareholders will own approximately 42.7% and former LaSalle security holders will own approximately 57.3%.

        You are urged to obtain current market prices of Pebblebrook common shares and LaSalle common shares. You are cautioned that the trading price of the common shares of the combined company after the mergers may be affected by factors different from those currently affecting the trading prices of Pebblebrook common shares and LaSalle common shares, and therefore, the historical trading prices of Pebblebrook common shares and LaSalle common shares may not be indicative of the trading price of the common shares of the combined company. See "Risk Factors—Risks Related to the Mergers" beginning on page 50.

Election Procedures (See page 205)

        Each holder of record of LaSalle common shares (holding directly through LaSalle's transfer agent) (other than excluded shares) or of a LaSalle compensatory award issued and outstanding at the close of business on the record date will have the right to submit an election to receive the cash consideration or the common share consideration by delivering an election form to the exchange agent prior to 5:00 p.m., Eastern Time, on November 26, 2018, which is the business day immediately prior to the LaSalle special meeting, which we refer to as the election deadline. Concurrently with the mailing of this joint proxy statement/prospectus, LaSalle will mail the election form to the record holders of LaSalle common shares and LaSalle compensatory awards as of the record date.

        An election may be revoked by a record holder of LaSalle common shares by delivering written notice to the exchange agent prior to the election deadline. If an election is revoked by a record holder, the LaSalle common shares subject to the revoked election will be deemed to have elected to receive the share consideration unless a new election is made prior to the election deadline. After an election is made, any subsequent transfer of the LaSalle common shares subject to such election shall automatically revoke the election.

        Each LaSalle common share eligible to receive the merger consideration for which an election is not properly made by the election deadline will be deemed to have elected to receive the share consideration and will only be entitled to receive the share consideration.

        LaSalle common shareholders who hold their LaSalle common shares in "street name" (prior to the election deadline) through a bank, brokerage firm or other nominee will receive instructions from their bank, brokerage firm or other nominee as to how to submit a form of election. Therefore, LaSalle common shareholders should carefully read any materials received from their bank, brokerage firm or other nominee, and should follow the procedures established by their bank, brokerage firm or other nominee in order to make an election.

Proration (See page 206)

        Under the terms of the merger agreement, the number of LaSalle common shares that is eligible to receive the cash consideration is subject to proration. The maximum number of LaSalle common shares eligible to be converted into the right to receive the cash consideration, which we refer to as the maximum cash shares, is equal to 30% of the aggregate number of LaSalle common shares issued and outstanding immediately prior to the effective time of the company merger (including LaSalle common shares relating to the LaSalle compensatory awards that become or are deemed to be issued or outstanding). LaSalle common shares held by Pebblebrook will be excluded from the cash election in the company merger, effectively increasing the maximum cash shares to approximately 33% of the aggregate number of LaSalle common shares outstanding immediately prior to the effective time of the company merger and will not be eligible to be converted into the right to receive the cash consideration.

        Within three business days after the effective time of the company merger, the exchange agent will effect the allocation among the holders of LaSalle common shares of the rights to receive the cash consideration and the share consideration.

        In effecting this allocation, if the aggregate number of cash election shares exceeds the number of maximum cash shares, the number of cash election shares designated by any holder of LaSalle common shares as a cash election will be subject to pro rata reduction as follows: For each such cash election, the number of such holder's LaSalle common shares that will be converted into the right to receive the cash consideration will be equal to (1) the number of such holder's cash election shares multiplied by (2) the merger cash proration factor, rounded down to the nearest whole LaSalle common share. The merger cash proration factor means a fraction, the numerator of which is the number of maximum cash shares and the denominator of which is the aggregate number of all cash election shares. Any cash election shares that were not converted into the right to receive cash consideration in accordance with such calculation will be converted into the right to receive the share consideration.

        If the aggregate number of cash election shares is less than or equal to the number of maximum cash shares, then all cash election shares will be converted into the right to receive the cash consideration and each other LaSalle common share eligible to receive the merger consideration will be converted into the right to receive the share consideration.

Financing Related to the Mergers (See page 233)

        The mergers are not conditioned upon Pebblebrook or Pebblebrook OP having received any financing at or prior to the effective time of the mergers. However, in connection with the mergers and the transactions contemplated by the merger agreement, Pebblebrook and Pebblebrook OP have entered into a bridge loan commitment letter with Bank of America, N.A., which we refer to as Bank of America, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, which we refer to as BAML, pursuant to which Bank of America agreed to be the sole administrative agent for a $2.4 billion senior unsecured bridge loan facility to Pebblebrook OP for up to $2.4 billion, which we refer to as the bridge loan facility, subject to the conditions set forth in the bridge loan commitment letter. MLPFS agreed to act as sole lead arranger and sole bookrunner for the bridge loan facility, and to form a syndicate of financial institutions, including Bank of America, to fund the bridge loan facility, which we refer to collectively as the lenders.

        If drawn upon, the proceeds from the bridge loan facility may be used to (i) pay a portion of the aggregate cash consideration, (ii) fund the refinancing of certain of the existing third-party indebtedness for borrowed money of Pebblebrook OP, the LaSalle parties and their respective subsidiaries, which we refer to as the refinancing, and (iii) pay fees and expenses incurred in connection with the foregoing, the bridge loan facility or related financings and the mergers. The bridge loan facility will be structured as a syndicated 364-day unsecured term loan facility available in a single draw on the completion date of the mergers. Pebblebrook and Pebblebrook OP have the right to use alternative financing in connection with the consummation of the mergers and are under no obligation to draw upon the bridge loan facility from the lenders. Pebblebrook and Pebblebrook OP currently are exploring the availability of alternative financing, including through existing unsecured credit facilities or other financing arrangements.

        The bridge loan commitment letter expires on the earliest of (i) March 6, 2019, (ii) the completion date of the merger without the use of the bridge loan facility and (iii) the date that the merger agreement is terminated by Pebblebrook or its affiliates or expires in accordance with its terms.

        See "Financing Related to the Mergers—Debt Financing—Bridge Loan Commitment Letter" beginning on page 233.

Recommendation of the Pebblebrook Board of Trustees (See page 122)

        The Pebblebrook Board has unanimously (i) determined and declared that the merger agreement, the mergers and the other transactions contemplated by the merger agreement are advisable and in the best interests of Pebblebrook and its shareholders, (ii) approved the merger agreement, the mergers and the other transactions contemplated by the merger agreement and (iii) authorized and approved the issuance of Pebblebrook common shares pursuant to the merger agreement. Certain factors considered by the Pebblebrook Board in reaching its decision to approve the merger agreement, the mergers and the other transactions contemplated by the merger agreement can be found in the section entitled "The Mergers—Recommendation of the Pebblebrook Board and Its Reasons for the Mergers" beginning on page 122.

        The Pebblebrook Board unanimously recommends that Pebblebrook shareholders vote "FOR" the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement and "FOR" the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement.

Recommendation of the LaSalle Board of Trustees (See page 118)

        The LaSalle Board, by a unanimous vote of all trustees present (with only Mr. Scott not present due to his hospitalization), (i) determined that the mergers and the other transactions contemplated by the merger agreement are advisable and in the best interests of LaSalle and LaSalle shareholders, (ii) authorized and approved each of the mergers and the other transactions contemplated by the merger agreement and (iii) approved and adopted the merger agreement.

        The LaSalle Board, by a unanimous vote of all trustees present (with only Mr. Scott not present due to his hospitalization) recommends that the LaSalle shareholders vote "FOR" the proposal to approve the company merger and the other transactions contemplated by the merger agreement, "FOR" the non-binding advisory proposal to approve certain compensation that may be paid or become payable to certain executive officers of LaSalle in connection with the merger agreement and the transactions contemplated thereby, and "FOR" the proposal to approve one or more adjournments of the LaSalle special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the company merger and the other transactions contemplated by the merger agreement.

Summary of Risks Related to the Mergers (See page 50)

        You should consider carefully the risk factors described below together with all of the other information included in this joint proxy statement/prospectus before deciding how to vote. The risks related to the mergers and the other transactions contemplated by the merger agreement are described under the section "Risk Factors—Risks Related to the Mergers," beginning on page 50.

  •
  Neither the exchange ratio nor the cash consideration will be adjusted in the event of any change in the prices of either Pebblebrook common shares or LaSalle common shares.

  •
  Pebblebrook shareholders will be diluted by the issuance of Pebblebrook common shares pursuant to the merger agreement.

  •
  Completion of the mergers is subject to many conditions and if these conditions are not satisfied or waived, the mergers will not be completed, which could result in the requirement that Pebblebrook pay to LaSalle a termination fee of $81 million or LaSalle pay to Pebblebrook a termination fee of $112 million.

  •
  Failure to complete the mergers could adversely affect the common share prices and future business and financial results of Pebblebrook and LaSalle.

  •
  The pendency of the mergers could adversely affect the business and operations of Pebblebrook and LaSalle.

  •
  The merger agreement contains provisions that could discourage a potential competing acquirer of LaSalle or Pebblebrook or could result in a competing acquisition proposal being at a lower price than it might otherwise be.

  •
  If the mergers are not consummated on or before March 6, 2019, which we refer to as the end date, either Pebblebrook or LaSalle may terminate the merger agreement.

  •
  Some of the trustees and executive officers of LaSalle have interests in the mergers that are different from, or in addition to, those of other LaSalle shareholders.

The Pebblebrook Special Meeting (See page 65)

        The Pebblebrook special meeting will be held on November 27, 2018, beginning at 9:00 a.m., Eastern Time, at the offices of Hunton Andrews Kurth LLP, 2200 Pennsylvania Avenue NW, Washington, DC 20037.

        At the Pebblebrook special meeting, Pebblebrook shareholders will be asked to consider and vote upon the following matters:

  1.
  a proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement; and

  2.
  a proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement.

        Approval of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement requires the affirmative vote of a majority of the votes cast on such proposal.

        Approval of the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement requires the affirmative vote of at least a majority of the votes cast on such proposal.

        At the close of business on the record date, trustees and executive officers of Pebblebrook and their affiliates were entitled to vote 1,350,042 Pebblebrook common shares, or approximately 1.96% of the Pebblebrook common shares issued and outstanding on that date. Pebblebrook currently expects that all Pebblebrook trustees and executive officers will vote their Pebblebrook common shares in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement as well as the other proposal to be considered at the Pebblebrook special meeting, although none of them is contractually obligated to do so.

        Your vote as a Pebblebrook shareholder is very important. Accordingly, please sign and return the enclosed proxy card whether or not you plan to attend the Pebblebrook special meeting in person.

The LaSalle Special Meeting (See page 70)

        The LaSalle special meeting will be held on November 27, 2018, beginning at 10:00 a.m., Eastern Time, at the Sofitel Washington DC Lafayette Square, 806 15th Street NW, Washington, DC 20005.

        At the LaSalle special meeting, LaSalle shareholders will be asked to consider and vote upon the following matters:

  1.
  a proposal to approve the company merger and the other transactions contemplated by the merger agreement;

  2.
  a non-binding advisory proposal to approve certain compensation that may be paid or become payable to certain executive officers of LaSalle in connection with the merger agreement and the transactions contemplated thereby; and

  3.
  a proposal to approve one or more adjournments of the LaSalle special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the company merger and the other transactions contemplated by the merger agreement.

        Approval of the proposal to approve the company merger and the other transactions contemplated by the merger agreement requires the affirmative vote of at least 66 2/3% of all the votes entitled to be cast on such proposal.

        Approval of the non-binding advisory proposal to approve certain compensation that may be paid or become payable to certain executive officers of LaSalle in connection with the merger agreement and the transactions contemplated thereby requires the affirmative vote of at least a majority of all votes cast on such proposal.

        Approval of the proposal to approve one or more adjournments of the LaSalle special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the company merger and the other transactions contemplated by the merger agreement requires, whether or not a quorum is present, the affirmative vote of at least a majority of all votes cast on such proposal.

        At the close of business on the record date, trustees and executive officers of LaSalle and their affiliates were entitled to vote 595,590 LaSalle common shares, or approximately 0.5% of LaSalle common shares issued and outstanding on that date. LaSalle currently expects that all LaSalle trustees and executive officers will vote their LaSalle common shares in favor of the proposal to approve the company merger and the other transactions contemplated by the merger agreement as well as the other proposal to be considered at the LaSalle special meeting, although none of them is contractually obligated to do so.

        In addition, at the close of business on the record date, Pebblebrook OP owned and was entitled to vote 10,809,215 LaSalle common shares, or approximately 9.8% of the LaSalle common shares issued and outstanding on that date. In the merger agreement, Pebblebrook OP agreed to vote all of its LaSalle common shares in favor of the company merger.

        Your vote as a LaSalle shareholder is very important. Accordingly, please sign and return the enclosed proxy card whether or not you plan to attend the LaSalle special meeting in person.

Opinions of Financial Advisors

Opinion of Pebblebrook's Financial Advisor (See page 124)

        On September 6, 2018, in connection with the company merger, Raymond James & Associates, Inc., or Raymond James, rendered its written opinion to the Pebblebrook Board, as to the fairness, from a financial point of view, of the merger consideration to be paid by Pebblebrook in the company merger pursuant to the merger agreement, as of September 6, 2018, based upon and subject to the procedures followed, assumptions made, matters considered, qualifications and limitations on the review undertaken and other matters considered by Raymond James in preparing its opinion.

        Raymond James' opinion was directed to the Pebblebrook Board and only addressed the fairness from a financial point of view of the merger consideration to be paid by Pebblebrook in the company merger pursuant to the merger agreement and does not address any other aspect or implication of the mergers. The summary of Raymond James' opinion in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex D to this joint proxy statement/prospectus and sets forth the procedures followed, assumptions made, matters considered, qualifications and limitations on the review undertaken and other matters considered by Raymond James in preparing its opinion. However, neither Raymond James' opinion nor the summary of its opinion and the related analyses set forth in this joint proxy statement/prospectus are intended to be, and do not constitute, advice or a recommendation to the Pebblebrook Board or any shareholder as to how to act or vote with respect to the mergers or related matters. For the opinion of Raymond James, see "The Mergers—Opinion of Pebblebrook's Financial Advisor" beginning on page 124 and Annex B.

Opinions of LaSalle's Financial Advisors (See page 131)

Opinion of Citigroup Global Markets Inc.

        In connection with the transactions contemplated by the merger agreement, on September 6, 2018, Citigroup Global Markets Inc., which we refer to as Citi, delivered an oral opinion, subsequently confirmed by the delivery of a written opinion dated September 6, 2018, to the LaSalle Board as to the fairness, from a financial point of view and as of the date of the opinion, to the holders (other than Pebblebrook and its affiliates) of the outstanding LaSalle common shares of the aggregate consideration (as defined below) to be paid to such holders pursuant to the terms and subject to the conditions set forth in the merger agreement. As more fully described in the merger agreement, each outstanding LaSalle common share (other than any LaSalle common shares to be cancelled and retired or converted in accordance with Section 2.5(d) or Section 2.5(e) of the merger agreement) will be converted into the right to receive, at the election of the holder thereof, either 0.92 Pebblebrook common shares or $37.80 in cash, subject to proration and certain other procedures and limitations contained in the merger agreement, as to which procedures and limitations Citi expressed no opinion, and taken in the aggregate, subject to adjustment pursuant to Section 5.16(a) of the merger agreement, which we refer to as the aggregate consideration. The full text of Citi's written opinion dated September 6, 2018, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached as Annex C to this joint proxy statement/prospectus and is incorporated by reference. The description of Citi's opinion set forth in the section entitled "The Mergers—Opinions of LaSalle's Financial Advisors—Opinion of Citi" is qualified in its entirety by reference to the full text of Citi's opinion. Citi's opinion was provided for the information of the LaSalle Board (in its capacity as such) in connection with its evaluation of the aggregate consideration from a financial point of view and did not address any other terms, aspects or implications of the transactions contemplated by the merger agreement. Citi was not requested to consider, and its opinion did not address, LaSalle's underlying business decision to effect the mergers, the relative merits of the mergers as compared to any alternative business strategies that might exist for LaSalle or the effect of any other transaction in which LaSalle might engage. Citi's opinion is not intended to be and does not constitute a recommendation to any LaSalle shareholder as to how such LaSalle shareholder should vote or act on any matters relating to the proposed mergers or otherwise. Pursuant to an engagement letter between LaSalle and Citi, LaSalle has agreed to pay Citi an aggregate fee of approximately $22 million to $23 million, based on the information available as of the delivery of its opinion described in the section entitled "The Mergers—Opinions of LaSalle's Financial Advisors—Opinion of Citi," $6.5 million of which became payable at or prior to the announcement of the mergers (including $1.5 million of which that became payable upon Citi's delivery of the opinion described in the section entitled "The Mergers—Opinions of LaSalle's Financial Advisors—Opinion of Citi") and the remainder of which is contingent upon completion of the company merger.

Opinion of Goldman Sachs & Co. LLC

        At a meeting of the LaSalle Board held on September 6, 2018, Goldman Sachs & Co. LLC, which we refer to as Goldman Sachs, delivered to the LaSalle Board its opinion, subsequently confirmed in writing, as of September 6, 2018 and based upon and subject to the factors and assumptions set forth therein, as to the fairness, from a financial point of view and as of the date of the opinion, to the holders (other than Pebblebrook and its affiliates) of the outstanding LaSalle common shares of the aggregate consideration to be paid to such holders pursuant to the terms and subject to the conditions set forth in the merger agreement. As more fully described in the merger agreement, each outstanding LaSalle common share (other than any LaSalle common shares to be cancelled and retired or converted in accordance with Section 2.5(d) or Section 2.5(e) of the merger agreement) will be converted into the right to receive, at the election of the holder thereof, either 0.92 Pebblebrook common shares or $37.80 in cash, subject to proration and certain other procedures and limitations contained in the merger agreement, as to which procedures and limitations Goldman Sachs expressed no opinion, and taken in the aggregate, subject to adjustment pursuant to Section 5.16(a) of the merger agreement, which, as noted above, we refer to as the aggregate consideration.

        The full text of the written opinion of Goldman Sachs, dated September 6, 2018, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex D to this joint proxy statement/prospectus and is incorporated by reference. Goldman Sachs provided advisory services and its opinion for the information and assistance of the LaSalle Board in connection with its consideration of the transactions contemplated by the merger agreement. The Goldman Sachs opinion is not a recommendation as to how any holder of LaSalle common shares should vote or make any election with respect to the transactions contemplated by the merger agreement or any other matter. Pursuant to an engagement letter between LaSalle and Goldman Sachs, LaSalle has agreed to pay Goldman Sachs an aggregate fee of approximately $22 million to $23 million, based on the information available as of the delivery of its opinion described in the section entitled "The Mergers—Opinions of LaSalle's Financial Advisors—Opinion of Goldman Sachs," $3.5 million of which became payable at or prior to the announcement of the mergers and the remainder of which is contingent upon completion of the company merger.

        For further information, see the section entitled "The Mergers—Opinions of LaSalle's Financial Advisors" and Annex C and Annex D.

Treatment of LaSalle's Equity Awards (See page 204)

        At the effective time of the company merger, (i) each outstanding LaSalle restricted share will vest and all restrictions thereon will lapse, and each such share will be cancelled in exchange for the right to submit an election and receive the merger consideration; (ii) each outstanding LaSalle performance award will automatically become earned and vested with respect to 180% of the target number of LaSalle common shares subject to such LaSalle performance share award agreement, and each such LaSalle common share will be cancelled and each holder thereof will have the right to submit an election and receive the merger consideration; and (iii) each outstanding award of LaSalle deferred shares will be cancelled and each such share will be converted into the right to submit an election and receive the merger consideration. For more information regarding the treatment and valuation of LaSalle equity awards, see "The Mergers—Interests of LaSalle's Trustees, Executive Officers and Employees in the Mergers" beginning on page 155 and "The Merger Agreement—Treatment of LaSalle Common Shares, LaSalle Preferred Shares, LaSalle Restricted Shares, LaSalle Performance Shares and LaSalle Deferred Shares" beginning on page 204.

Trustees and Management of the Combined Company After the Mergers (See page 235)

        All seven members of the Pebblebrook Board will continue to serve as trustees of the combined company. No members of the LaSalle Board will serve as trustees of the combined company.

        The executive officers of Pebblebrook will continue to serve as the executive officers of the combined company, with Mr. Bortz continuing to serve as President, Chief Executive Officer and Chairman of the Board of the combined company. See "Trustees and Management of the Combined Company After the Mergers" beginning on page 235.

Interests of Pebblebrook's Trustees and Executive Officers in the Mergers (See page 154)

        None of Pebblebrook's executive officers or members of the Pebblebrook Board is party to an arrangement with Pebblebrook, or participates in any Pebblebrook plan, program or arrangement, that provides such executive officer or board member with financial incentives that are contingent upon the consummation of the mergers.

        In anticipation of Pebblebrook entering into the merger agreement, Pebblebrook and each of its three executive officers entered into waiver agreements pursuant to which the executive officers agreed that the mergers shall not be deemed to be a "Change in Control" as defined in the executives' change in control severance agreements and all of the executives' outstanding compensatory equity award agreements. As a result of entering into these waiver agreements, each executive officer has waived (i) the payment of any amounts of cash due to the executive and (ii) accelerated vesting of any unvested performance units, common shares or LTIP Class B Units, in each case that may otherwise have been due as a result of the mergers occurring.

Interests of LaSalle's Trustees, Executive Officers and Employees in the Mergers (See page 155)

        LaSalle trustees, executive officers and employees have certain interests in the mergers that are different from, or in addition to, the interests of LaSalle shareholders generally. These interests may create potential conflicts of interest. The LaSalle Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the mergers and the merger agreement. These interests include the following:

  •
  In accordance with the terms of the trustee fee deferral program, the merger agreement provides that each award of LaSalle deferred shares outstanding immediately prior to the effective time of the merger will automatically be cancelled in exchange for the right to submit an election and receive the merger consideration, without interest and less any required tax withholdings. LaSalle deferred shares issued under the trustee fee deferral program represent amounts previously earned and voluntarily deferred by LaSalle non-management trustees.

  •
  In accordance with the LaSalle 2014 Equity Incentive Plan, as amended, and the terms of the LaSalle restricted common share agreements, the merger agreement provides that, effective immediately prior to the effective time of the company merger, each LaSalle restricted common share that is outstanding immediately prior to the effective time of the company merger, including those held by LaSalle executive officers, will automatically become fully vested and non forfeitable, and all restrictions and repurchase rights will lapse, and LaSalle common shares represented thereby will be considered outstanding for all purposes under the merger agreement. Each holder of LaSalle restricted common shares will have the right to submit an election and receive the merger consideration, less any required tax withholdings.

  •
  The LaSalle performance share award agreements provide that the number of LaSalle common shares subject to each award that would become vested upon a change in control is based on the measurement of certain performance criteria as of the closing date of a change in control. Accordingly, the number of earned LaSalle performance shares under each such LaSalle performance share award could range between zero to 200% of the target number of LaSalle common shares subject to such LaSalle performance share award. As of the time the merger agreement was executed, LaSalle calculated that each of Messrs. Barnello, Fuller, Young and Gaum, whom we refer to as the LaSalle senior officers, would be entitled to receive 179%, 174%, 180% and 172%, respectively, of the target number of LaSalle common shares under the pre-existing terms of their LaSalle performance share award agreements had the determination been made at the time the merger agreement was executed. Following the execution of the merger agreement, LaSalle and Pebblebrook evaluated the number of LaSalle common shares that could be earned and vested upon the effective time of the company merger and, in order to avoid uncertainty, LaSalle and Pebblebrook amended the merger agreement on September 18, 2018 to provide that, immediately prior to the merger effective time, each outstanding LaSalle performance share award, including those held by LaSalle's senior officers, will automatically become earned and vested with respect to 180% of the target number of LaSalle common shares subject to such LaSalle performance share award agreement. Immediately prior to the effective time of the company merger, each earned LaSalle performance share will be cancelled and each holder thereof will have the right to submit an election and receive the merger consideration, without interest and less any required tax withholdings. Additionally, in accordance with the terms of the LaSalle performance share award agreements, in connection with the mergers, each holder of LaSalle performance share awards will receive a cash amount equal to all accrued and unpaid cash dividends that would have been paid on the earned LaSalle performance shares as if such earned LaSalle performance shares had been issued and outstanding from the grant date through the effective time of the company merger, without interest and less any required tax withholdings.

  •
  As previously disclosed, LaSalle entered into an amended and restated change in control severance agreement with Mr. Barnello, effective October 19, 2009, and change in control severance agreements with Mr. Fuller, effective April 25, 2016, Mr. Young, effective November 3, 2009 and Mr. Gaum, effective December 17, 2013. Each severance agreement provides for certain severance payments and benefits upon termination by LaSalle without "cause" (as defined in the applicable severance agreement) or by the officer for "good reason" (as defined in the applicable severance agreement) in connection with, or within one year following, a change in control. The merger agreement provides that the occurrence of the effective time of the company merger will be deemed to constitute a change in control under each severance agreement. Immediately after the effective time of the company merger, the employment of each of the LaSalle senior officers will be deemed to have been terminated by LaSalle without "cause" as of the completion of the merger and each LaSalle senior officer will be entitled to certain severance payments and benefits as provided under the terms of the applicable severance agreements. Following completion of the mergers, Pebblebrook will cause the surviving entity to pay all severance payments and benefits that each LaSalle senior officer would be entitled to receive under the applicable severance agreement upon expiration of the seven-day revocation period following the execution and delivery by the applicable LaSalle senior officer of a release agreement. None of the LaSalle senior officers have any employment arrangements or agreements with Pebblebrook, the surviving entity or any of their affiliates and Pebblebrook has publicly stated that its existing executive team will continue to manage the combined company following completion of the mergers.

  •
  In order to reduce uncertainty in connection with the proposed mergers, the merger agreement provides that Pebblebrook will cause the surviving entity to pay pro-rated annual bonuses for the 2018 performance year for certain LaSalle employees (other than the LaSalle senior officers) no later than January 15, 2019 at 125% of the applicable employee's target bonus amount. The amount due to any former LaSalle employee who is terminated by Pebblebrook or the surviving entity without "cause" prior to January 15, 2019 will be pro-rated through the termination date and paid upon expiration of the seven-day revocation period following the execution and delivery by the applicable employee of a release agreement.

  •
  Following LaSalle's receipt of an unsolicited proposal for the acquisition of LaSalle in March 2018, the LaSalle Board adopted an employee retention bonus plan to assure that LaSalle will retain and have the continued dedication of employees during a period of uncertainty at LaSalle. The aggregate value of the awards payable to certain LaSalle employees (other than the LaSalle senior officers) under the employee retention bonus plan is approximately $7,500,000. Pebblebrook will cause the surviving entity to pay, following the completion of the mergers, the amounts and benefits due to certain employees (other than the LaSalle senior officers) under LaSalle's employee retention bonus plan upon expiration of the seven-day revocation period following the execution and delivery by the applicable participant of a release agreement.

  •
  In exchange for their services to LaSalle in connection with the mergers and the terminated Blackstone transaction, each member of the transaction committee of the LaSalle Board received compensation of $20,000 per month, subject to an overall limit of $100,000 per member. The members of the transaction committee of the LaSalle Board are Jeffrey T. Foland, Darryl Hartley-Leonard and Stuart L. Scott.

  •
  Upon completion of the mergers, the LaSalle non-management trustees will be paid by LaSalle in cash in respect of their earned and unpaid 2018 LaSalle Board compensation.

        For more information regarding these interests, see "The Mergers—Interests of LaSalle's Trustees, Executive Officers and Employees in the Mergers" beginning on page 155.

Listing of Pebblebrook Common Shares, Pebblebrook Series E Preferred Shares and Pebblebrook Series F Preferred Shares (See page 202)

        It is a condition to each party's obligation to complete the mergers that the Pebblebrook common shares, the Pebblebrook Series E preferred shares and the Pebblebrook Series F preferred shares to be issued pursuant to the merger agreement be approved for listing on the NYSE, subject to official notice of issuance. Pebblebrook has agreed to use its reasonable best efforts to have the application for the listing of such Pebblebrook common shares, the Pebblebrook Series E preferred shares and the Pebblebrook Series F preferred shares accepted by the NYSE as promptly as is practicable. After the company merger is completed, LaSalle common shares, LaSalle Series I preferred shares and LaSalle Series J preferred shares will cease to be listed on the NYSE and will be deregistered under the Exchange Act.

No Shareholder Appraisal Rights in the Mergers (See page 210)

        No dissenters' or appraisal rights or rights of objecting shareholders will be available with respect to the mergers or the other transactions contemplated by the merger agreement.

Conditions to Completion of the Mergers (See page 228)

        A number of customary conditions must be satisfied or waived, where legally permissible, before the mergers can be consummated. These include, among others:

  •
  approval by LaSalle shareholders of the company merger and the other transactions contemplated by the merger agreement;

  •
  approval by Pebblebrook shareholders of the issuance of Pebblebrook common shares pursuant to the merger agreement;

  •
  absence of any law or order of a governmental authority preventing or prohibiting the mergers;

  •
  declaration of effectiveness of the Form S-4 registration statement, of which this joint proxy statement/prospectus is a part, and the absence of any stop order suspending the effectiveness of such Form S-4 or any commencement or threat of any proceeding by the SEC to that effect that has not been withdrawn;

  •
  approval of listing on the NYSE, subject to official notice of issuance, of the Pebblebrook common shares, the Pebblebrook Series E preferred shares and the Pebblebrook Series F preferred shares to be issued pursuant to the merger agreement;

  •
  truth and accuracy of the representations and warranties of each party made in the merger agreement as of the completion of the mergers, subject to materiality standards and qualifiers set forth in the merger agreement;

  •
  performance of or compliance in material respects with obligations under the merger agreement;

  •
  receipt of closing certificates signed on behalf of each party's chief executive officer or chief financial officer that certain conditions to closing have been satisfied;

  •
  receipt of an opinion of counsel by each of Pebblebrook and LaSalle from counsel for the other party to the effect that such party has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT;

  •
  receipt of an opinion of counsel of each party to the effect that the company merger will qualify as a reorganization within the meaning of Section 368(a) of the Code; and

  •
  absence of any material adverse effect with regard to Pebblebrook or LaSalle.

        Neither Pebblebrook nor LaSalle can give any assurance as to when or if all of the conditions to completion of the mergers will be satisfied or waived or that the mergers will occur.

        See "The Merger Agreement—Conditions to the Mergers" beginning on page 228.

Regulatory Approvals Required for the Mergers (See page 164)

        Pebblebrook and LaSalle are not aware of any material federal or state regulatory requirements that must be complied with, or regulatory approvals that must be obtained, pursuant to the merger agreement or the other transactions contemplated by the merger agreement.

No Solicitation and Change in Recommendation (See page 217)

        Under the merger agreement, each of Pebblebrook and LaSalle has agreed not to, and to cause its subsidiaries not to, directly or indirectly: (i) solicit, initiate or knowingly encourage or knowingly facilitate the submission or announcement of any acquisition proposal or acquisition inquiry (as those terms are defined below), (ii) furnish any non-public information regarding such party or its subsidiaries to any third party with respect to an acquisition proposal or acquisition inquiry, (iii) engage in or otherwise participate in any discussions or negotiations with any third party with respect to any acquisition proposal or acquisition inquiry, (iv) otherwise knowingly facilitate any effort or attempt to make an acquisition proposal or acquisition inquiry, (v) terminate, waive, amend, release or modify any provision of any standstill, confidentiality or similar agreement to which any of the LaSalle parties or Pebblebrook parties, as applicable, is a party, except to the extent necessary to allow the counterparty thereof to make a private acquisition proposal to the LaSalle Board or the Pebblebrook Board, as applicable, (vi) provide any further information with respect to itself, its subsidiaries or any acquisition proposal to any third party or its representatives, (vii) approve or recommend an acquisition proposal or enter into any alternative acquisition agreement or (viii) resolve, propose or agree to do any of the foregoing.

        However, prior to the approval of the company merger and the other transactions contemplated by the merger agreement by LaSalle shareholders, and, prior to the approval of the issuance of the Pebblebrook common shares pursuant to the merger agreement by Pebblebrook shareholders, as applicable, LaSalle and its representative may, and Pebblebrook and its representatives may, as applicable, under certain specified circumstances, engage in discussions or negotiations with and provide any such information in response to an unsolicited bona fide written acquisition proposal. Under the merger agreement, each party is required to notify the other party promptly if it receives any acquisition proposal or acquisition inquiry or any request for non-public information in connection with an acquisition proposal and, among other things, keep the other party reasonably informed of the status of any discussions or negotiations with respect thereto.

        Before the approval of the company merger and the other transactions contemplated by the merger agreement by LaSalle common shareholders, the LaSalle Board may, and before the approval of the issuance of the Pebblebrook common shares in connection with the company merger by Pebblebrook shareholders, the Pebblebrook Board may, under certain specified circumstances, withdraw its recommendation to its shareholders and/or, in the case of LaSalle, terminate the merger agreement to enter into an alternative acquisition agreement with respect to a superior proposal (as defined below) if the LaSalle Board or the Pebblebrook Board, as applicable, determines in good faith, after consultation with outside legal counsel, that failure to take such action would be inconsistent with its trustees' duties under applicable law.

        For more information regarding the limitations on LaSalle and the LaSalle Board and Pebblebrook and the Pebblebrook Board to consider other proposals, see "The Merger Agreement—Restriction on Solicitation of Acquisition Proposals" beginning on page 217.

Termination of the Merger Agreement (See page 230)

        The merger agreement may be terminated at any time by the mutual consent of Pebblebrook and LaSalle in a written instrument.

        In addition, the merger agreement may be terminated prior to the effective time of the company merger by either Pebblebrook or LaSalle under the following conditions, each subject to certain exceptions:

  •
  the mergers are not consummated by the end date;

  •
  a governmental entity has issued a final, non-appealable order permanently restraining, enjoining or otherwise prohibiting the consummation of the mergers or the other transactions contemplated by the merger agreement;

  •
  there has been a breach by the other party of any representation, warranty or covenant set forth in the merger agreement, which causes a condition of the merger agreement not to be satisfied (and such breach is not curable prior to the end date);

  •
  the holders of LaSalle common shares do not approve the company merger and the other transactions contemplated by the merger agreement; or

  •
  the holders of Pebblebrook common shares do not approve the issuance of Pebblebrook common shares pursuant to the merger agreement.

        The merger agreement may also be terminated by Pebblebrook if, prior to the approval of the company merger and the other transactions contemplated by the merger agreement by LaSalle shareholders, the LaSalle Board effects a change in recommendation (as defined below) or enters into an alternative acquisition agreement (as defined below).

        The merger agreement may also be terminated by LaSalle if:

  •
  prior to the approval of the company merger and the other transactions contemplated by the merger agreement by LaSalle shareholders, the LaSalle Board effects a change in recommendation and LaSalle enters into a definitive agreement with respect to a superior proposal and pays a termination payment to Pebblebrook as described below; or

  •
  prior to the approval of the issuance of the Pebblebrook common shares pursuant to the merger agreement by Pebblebrook shareholders, the Pebblebrook Board effects a change in recommendation or any Pebblebrook party enters into an alternative acquisition agreement.

        For more information regarding the rights of Pebblebrook and LaSalle to terminate the merger agreement, see "The Merger Agreement—Termination of the Merger Agreement" beginning on page 230.

Termination Fee and Expenses (See page 231)

        Generally, all fees and expenses incurred in connection with the mergers and the other transactions contemplated by the merger agreement will be paid by the party incurring those fees and expenses. Additionally, upon termination of the merger agreement in certain circumstances, the merger agreement provides for the payment of a termination fee to Pebblebrook by LaSalle of $112 million. The merger agreement also provides for the payment of a termination fee to LaSalle by Pebblebrook of $81 million upon termination of the merger agreement in certain circumstances.

        See "The Merger Agreement—Termination Fees" beginning on page 231.

Material U.S. Federal Income Tax Consequences of the Company Merger (See page 166)

        Pebblebrook and LaSalle intend that the company merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. The completion of the mergers is conditioned on the receipt by each of Pebblebrook and LaSalle of an opinion from its counsel to the effect that the company merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Assuming that the company merger qualifies as a reorganization, the U.S. federal income tax consequences for U.S. holders (as defined herein) of LaSalle common shares who receive Pebblebrook common shares and/or cash in exchange for their shares in connection with the company merger generally will be as follows:

  •
  if a LaSalle shareholder receives solely Pebblebrook common shares, such shareholder generally will not recognize any gain or loss, except with respect to cash received in lieu of fractional Pebblebrook common shares;

  •
  if a LaSalle shareholder receives solely cash, such shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the shareholder's tax basis in its LaSalle shares; and

  •
  if a LaSalle shareholder receives a combination of Pebblebrook common shares and cash, such shareholder generally will recognize gain (but not loss) in an amount equal to the lesser of (1) the sum of the cash and the fair market value of the Pebblebrook common shares received, minus the shareholder's tax basis in its LaSalle shares, and (2) the amount of cash received.

        Non-U.S. holders (as defined elsewhere in this joint proxy statement/prospectus) who receive some or all of the merger consideration in cash may be subject to U.S. withholding tax with respect to the cash consideration. For further discussion of the material U.S. federal income tax consequences of the company merger and the ownership and disposition of the common shares of the combined company, see "The Mergers—Material U.S. Federal Income Tax Consequences" beginning on page 164.

        Holders of LaSalle common shares should consult their tax advisors to determine the tax consequences to them (including the application and effect of any state, local or non-U.S. income and other tax laws) of the company merger and the ownership and disposition of the common shares of the combined company.

Accounting Treatment (See page 201)

        Pebblebrook prepares its financial statements in accordance with U.S. generally accepted accounting principles, which we refer to as GAAP. The mergers will be accounted for by applying the acquisition method. See "The Mergers—Accounting Treatment" beginning on page 201 for more information.

Comparison of Rights of Pebblebrook Shareholders and LaSalle Shareholders (See page 246)

        The rights of LaSalle shareholders are currently governed by and subject to the Maryland REIT Law, which we refer to as the MRL, which incorporates certain provisions of the Maryland General Corporation Law, which we refer to as the MGCL, and the declaration of trust and bylaws of LaSalle. Upon consummation of the mergers, the rights of the former LaSalle shareholders and LaSalle OP unitholders who receive Pebblebrook common shares in the mergers will be governed by the MRL and the declaration of trust and bylaws of Pebblebrook, rather than the declaration of trust and bylaws of LaSalle. Generally, the rights of Pebblebrook shareholders are substantially similar to those of LaSalle shareholders.

        For a summary of certain differences between the rights of Pebblebrook shareholders and LaSalle shareholders, see "Comparison of Rights of Pebblebrook Shareholders and LaSalle Shareholders" beginning on page 246.

Selected Historical Financial Information of Pebblebrook

        Except for the data in the table titled "Other Financial Data" below, the following selected historical financial information for each of the years during the five-year period ended December 31, 2017 and the selected balance sheet data as of December 31 for each of the years in the five-year period ended December 31, 2017 have been derived from Pebblebrook's audited consolidated financial statements. The selected historical financial information for the six months ended June 30, 2018 and 2017 and the selected balance sheet data as of June 30, 2018 and 2017 have been derived from Pebblebrook's unaudited interim consolidated financial statements.

        You should read the selected historical financial information presented below together with the consolidated financial statements and the related notes thereto and management's discussion and analysis of financial condition and results of operations of Pebblebrook included in Pebblebrook's Annual Report on Form 10-K for the year ended December 31, 2017 and its Quarterly Report on

Form 10-Q for the quarter ended June 30, 2018 which are incorporated herein by reference. See also "Where You Can Find More Information and Incorporation by Reference" beginning on page 252.

	For the six months ended June 30,		For the year ended December 31,
	2018	2017	2017	2016	2015	2014	2013
	(In thousands, except share and per-share data)
Revenues:
Room	$264,489	$268,092	$532,288	$568,867	$526,573	$410,600	$321,630
Food and beverage	93,778	92,019	182,737	191,857	190,852	148,114	136,531
Other operating	29,289	27,784	54,292	55,697	53,439	40,062	31,056

Total revenues	387,556	387,895	769,317	816,421	770,864	598,776	489,217
Expenses:
Hotel operating expenses:
Room	64,865	67,623	134,068	137,312	124,090	102,709	83,390
Food and beverage	62,924	61,490	123,213	126,957	128,816	104,843	100,244
Other direct and indirect	106,362	106,449	210,692	219,655	215,169	166,435	140,564

Total hotel operating expenses	234,151	235,562	467,973	483,924	468,075	373,987	324,198
Depreciation and amortization	49,464	52,246	102,290	102,439	95,872	68,324	55,570
Real estate taxes, personal property taxes, property insurance and ground rent	24,603	25,750	48,500	50,488	46,947	36,878	31,052
General and administrative	11,179	12,578	24,048	28,105	32,335	28,322	20,542
Impairment and other losses	1,378	1,049	6,003	12,148	—	—	—
Gain on insurance settlement	(13,088)	—	—	—	—	—	—

Total operating expenses	307,687	327,185	648,814	677,104	643,229	507,511	431,362
Operating income (loss)	79,869	60,710	120,503	139,317	127,635	91,265	57,855
Interest income	122	96	97	1,995	2,511	2,529	2,620
Interest expense	(20,627)	(19,046)	(37,299)	(43,615)	(38,774)	(27,065)	(23,680)
Other	25,356	—	2,265	283	—	—	—
Gain on sale of hotel properties	—	14,587	14,877	40,690	—	—	—
Equity in earnings (loss) of joint venture	—	—	—	(64,842)	6,213	10,065	7,623

Income (loss) before income taxes	84,720	56,347	100,443	73,828	97,585	76,794	44,418
Income tax (expense) benefit	(1,909)	1,412	(181)	134	(2,590)	(3,251)	(1,226)

Net income (loss)	82,811	57,759	100,262	73,962	94,995	73,543	43,192
Net income (loss) attributable to non-controlling interests	299	213	374	258	327	677	274

Net income (loss) attributable to the Company	82,512	57,546	99,888	73,704	94,668	72,866	42,918
Distributions to preferred shareholders	(8,047)	(8,047)	(16,094)	(19,662)	(25,950)	(25,079)	(22,953)
Issuance costs of redeemed preferred shares	—	—	—	(7,090)	—	—	—

Net income (loss) attributable to common shareholders	$74,465	$49,499	$83,794	$46,952	$68,718	$47,787	$19,965

Net income (loss) per share available to common shareholders, basic	$1.08	$0.70	$1.20	$0.65	$0.95	$0.72	$0.32
Net income (loss) per share available to common shareholders, diluted	$1.07	$0.70	$1.19	$0.64	$0.94	$0.71	$0.32
Weighted-average number of common shares, basic	68,894,413	70,383,149	69,591,973	71,901,499	71,715,870	65,646,712	61,498,389
Weighted-average number of common shares, diluted	69,227,098	70,706,802	69,984,837	72,373,242	72,384,289	66,264,118	61,836,741

	As of June 30,		For the year ended December 31,
	2018	2017	2017	2016	2015	2014	2013
	(In thousands)
Balance Sheet Data:
Investment in hotel properties, net	$2,439,140	$2,478,043	$2,456,450	$2,672,654	$2,673,584	$2,343,690	$1,717,611
Cash and cash equivalents	17,253	14,337	25,410	33,410	26,345	52,883	55,136
Total assets	2,954,130	2,603,699	2,590,868	2,809,259	3,058,471	2,767,186	2,114,031
Unsecured revolving credit facilities	383,000	43,000	45,000	82,000	165,000	50,000	—
Term loans, net of unamortized deferred financing costs	670,888	672,174	670,406	671,793	521,883	298,342	99,430
Senior unsecured notes, net of unamortized deferred financing costs	99,422	99,495	99,374	99,460	99,392	—	—
Mortgage debt, net of unamortized loan premiums and deferred financings costs	69,304	71,584	70,457	142,998	319,320	492,347	451,917
Total shareholders' equity	1,527,354	1,510,344	1,498,901	1,605,684	1,758,389	1,781,091	1,473,339

Selected Historical Financial Information of LaSalle

	For the six months ended June 30,		For the year ended December 31,
	2018	2017	2017	2016	2015	2014	2013
	(In thousands, except share and per-share data)
Earnings per Common Share:
Net income (loss) attributable to common shareholders excluded amounts attributable to unvested restricted shares
Basic	$0.18	$1.16	$1.54	$2.07	$1.09	$1.89	$0.73
Diluted	$0.18	$1.16	$1.54	$2.07	$1.09	$1.88	$0.73
Weighted average number of common shares outstanding:
Basic	111,134,064	112,937,794	112,975,329	112,791,839	112,685,235	104,188,785	97,041,484
Diluted	111,552,469	113,347,580	113,364,092	113,164,599	113,096,420	104,545,895	97,228,671
Balance Sheet Data (at end of period):
Investment in hotel properties, net	$3,288,558	$3,300,353	$3,265,615	$3,672,209	$3,817,676	$3,428,556	$3,383,188
Total assets	3,651,538	3,894,129	3,814,941	3,944,079	4,069,346	3,698,779	3,577,757
Borrowings under credit facilities	—	—	—	—	21,000	—	220,606
Term loans, net of unamortized debt issuance costs	853,488	852,987	853,195	852,758	852,203	476,428	474,675
Bonds payable, net of unamortized debt issuance costs	—	42,472	42,494	42,455	42,316	42,144	42,267
Mortgage loans, including unamortized loan premiums, net of unamortized debt issuance costs	224,915	223,970	224,432	223,494	508,804	500,963	514,233
Noncontrolling interests in consolidated entities	16	17	18	17	18	17	18
Noncontrolling interests of common units in Operating Partnership	3,268	3,340	3,292	3,277	3,198	6,660	6,054
Preferred shares, liquidation preference	260,000	260,000	260,000	328,750	178,750	178,750	237,472
Total shareholders' equity	2,358,535	2,524,620	2,473,151	2,558,065	2,374,267	2,441,709	2,103,391
Other Data:
Funds from operations (FFO)	$120,867	$149,715	$287,958	$340,768	$316,469	$275,224	$234,170
Earnings before interest, taxes, depreciation and amortization (EBITDA)	142,531	254,809	414,755	495,016	369,725	427,466	292,232
Cash provided by operating activities	126,868	147,952	281,791	359,251	337,519	283,236	245,565
Cash provided by (used in) investing activities	(80,010)	365,726	286,592	154,154	(642,002)	(78,001)	(422,045)
Cash (used in) provided by financing activities	(226,991)	(188,848)	(302,368)	(384,453)	196,052	(104,492)	154,778
Cash dividends declared per common share	0.675	0.90	1.80	1.80	1.73	1.41	0.96

Selected Pro Forma Condensed Combined Financial Information (See page F-1)

        The following tables show summary unaudited pro forma condensed consolidated financial information about the combined financial condition and operating results of Pebblebrook and LaSalle after giving effect to the mergers. The unaudited pro forma financial information assumes that the mergers are accounted for by applying the acquisition method and based on Pebblebrook's preliminary estimates, assumptions and pro forma adjustments as described below and in the accompanying notes to the unaudited pro forma condensed consolidated financial information. The unaudited pro forma condensed consolidated balance sheet data gives effect to the mergers as if they had occurred on June 30, 2018. The unaudited pro forma condensed consolidated statement of income data gives effect to the mergers as if they had occurred on January 1, 2017, in each case based on the most recent valuation data available. The summary unaudited pro forma condensed consolidated financial information listed below has been derived from and should be read in conjunction with (1) the more detailed unaudited pro forma condensed consolidated financial information, including the notes thereto, appearing elsewhere in this joint proxy statement/prospectus and (2) the historical consolidated financial statements and related notes of both Pebblebrook and LaSalle, incorporated herein by reference. See "Unaudited Pro Forma Condensed Combined Financial Statements" beginning on page F-1 and "Where You Can Find More Information" beginning on page 252.

        The unaudited pro forma consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are estimates based upon information and assumptions available at the time of the filing of this joint proxy statement/prospectus.

	Six Months Ended June 30, 2018
	Pebblebrook Historical	LaSalle Historical(1)	LaSalle Adjustments (A)	LaSalle Adjusted	Pro Forma Adjustments	Pebblebrook Pro Forma
Operating Data
Total revenues	$387,556	$527,632	$(78,747)	$448,885	$—	$836,441
Total hotel operating expenses	234,151	318,771	(53,741)	265,030	—	499,181
Depreciation and amortization	49,464	92,172	(14,570)	77,602	676	127,742
Interest expense	20,627	20,618	—	20,618	17,498	58,743
Net income (loss) attributable to common shareholders	74,465	20,477	(3,785)	16,692	(34,900)	56,257
Per common share data
Basic:
Net income (loss) per share available to common shareholders, basic	$1.08	$0.18	$(0.03)	$0.15	$0.71	$0.43
Weighted-average number of common shares, basic	68,894,413	111,134,064	111,134,064	111,134,064	(49,396,375)	130,632,102
Diluted:
Net income (loss) per share available to common shareholders, diluted	$1.07	$0.18	$(0.03)	$0.15	$0.71	$0.43
Weighted-average number of common shares, diluted	69,227,098	111,552,469	111,552,469	111,552,469	(49,396,375)	131,383,192
Balance Sheet Data:
Investment in hotel properties, net	$2,439,140	$3,303,339	$(701,041)	$2,602,298	$2,049,387	$7,090,825
Total assets	2,954,130	3,651,538	(2,857)	3,648,681	815,394	7,418,205
Total debt	1,222,614	1,078,403	—	1,078,403	505,427	2,806,444
Total equity	1,532,634	2,361,819	18,551	2,380,370	69,470	3,982,474

	Year Ended December 31, 2017
	Pebblebrook Historical	LaSalle Historical(1)	LaSalle Adjustments (A)	LaSalle Adjusted	Pro Forma Adjustments	Pebblebrook Pro Forma
Operating Data
Total revenues	$769,317	$1,104,815	$(160,029)	$944,786	$—	$1,714,103
Total hotel operating expenses	467,973	659,210	(106,951)	552,259	—	1,020,232
Depreciation and amortization	102,290	178,374	(30,405)	147,969	8,613	258,872
Interest expense	37,299	39,366	—	39,366	40,569	117,234
Net income (loss) attributable to common shareholders	83,794	174,609	(10,128)	164,481	(59,182)	189,093
Per common share data
Basic:
Net income (loss) per share available to common shareholders, basic	$1.20	$1.54	$(0.09)	$1.45	$1.16	$1.43
Weighted-average number of common shares, basic	69,591,973	112,975,329	112,975,329	112,975,329	(51,237,640)	131,329,662
Diluted:
Net income (loss) per share available to common shareholders, diluted	$1.19	$1.54	$(0.09)	$1.45	$1.16	$1.42
Weighted-average number of common shares, diluted	69,984,837	113,364,092	113,364,092	113,364,092	(51,237,640)	132,111,289

Unaudited Comparative Per Share Information

        The following table sets forth for the year ended December 31, 2017, and the six months ended June 30, 2018, selected per share information for Pebblebrook common shares on a historical and pro forma basis and for LaSalle common shares on a historical and pro forma equivalent basis after giving effect to the mergers using the acquisition purchase method of accounting. The information in the table is unaudited. You should read the tables below together with the historical consolidated financial statements and related notes of Pebblebrook and LaSalle contained in their respective Annual Reports on Form 10-K for the year ended December 31, 2017, and each of Pebblebrook's and LaSalle's respective Quarterly Reports on Form 10-Q for the quarter ended June 30, 2018, which are incorporated by reference into this joint proxy statement/prospectus. See "Where You Can Find More Information and Incorporation by Reference" beginning on page 252.

        The pro forma condensed combined LaSalle equivalent information shows the effect of the mergers from the perspective of an owner of LaSalle common shares and the information was computed by multiplying the Pebblebrook pro forma combined information by the exchange ratio of 0.92.

        The unaudited pro forma condensed combined per share data is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are estimates based upon information and assumptions available at the time of the filing of this joint proxy statement/prospectus.

        The pro forma income from continuing operations per share includes the combined income from continuing operations of Pebblebrook and LaSalle on a pro forma basis as if the mergers had been consummated on January 1, 2017 or June 30, 2018, respectively.

	Pebblebrook		LaSalle
	Historical	Pro Forma Combined	Historical	Pro Forma Equivalent
For the year ended December 31, 2017
Net income per common share, basic	$1.20	$1.43	$1.54	$1.32
Net income per common share, diluted	$1.19	$1.42	$1.54	$1.31
Cash dividends declared per common share	$1.52	$1.52	$1.80	$1.40
For the six months ended June 30, 2018
Net income per common share, basic	$1.08	$0.43	$0.18	$0.40
Net income per common share, diluted	$1.07	$0.43	$0.18	$0.40
Cash distributions declared per common share	$0.76	$0.76	$0.675	$0.70
As of June 30, 2018
Net book value per common share	$22.14	$30.31	$21.17	$27.89

Comparative Pebblebrook and LaSalle Market Price and Dividend Information

        Pebblebrook common shares are listed for trading on the NYSE under the symbol "PEB." LaSalle common shares are listed for trading on the NYSE under the symbol "LHO." The following table presents trading information for Pebblebrook common shares and LaSalle common shares on September 5, 2018, the last trading day before public announcement of the mergers, and October 25, 2018, the latest practicable trading day before the date of this joint proxy statement/prospectus.

	Pebblebrook Common Shares			LaSalle Common Shares
Date	High	Low	Close	High	Low	Close
September 5, 2018	$38.52	$37.60	$38.49	$35.18	$34.77	$35.02
October 25, 2018	$32.98	$31.62	$32.71	$32.63	$31.80	$32.49

        For illustrative purposes, the following table provides LaSalle equivalent per share information on each of the specified dates. LaSalle equivalent per share amounts are the implied merger prices per share after taking into account the share consideration and the cash consideration (assuming that approximately 33% of LaSalle common shares receive the cash consideration).

	Pebblebrook Common Shares			LaSalle Common Shares
Date	High	Low	Close	High	Low	Close
September 5, 2018	$38.52	$37.60	$38.49	$36.22	$35.66	$36.20
October 25, 2018	$32.98	$31.62	$32.71	$32.82	$31.98	$32.65

Pebblebrook's Market Price Data

        Pebblebrook common shares are listed on the NYSE under the symbol "PEB". This table sets forth, for the periods indicated, the high and low sales prices per Pebblebrook common shares, as reported by the NYSE, and distributions declared per Pebblebrook common share.

	Price Per Common Share
			Dividends Declared Per Share(1)
	High	Low
2015
First Quarter	$50.17	$44.11	$0.31
Second Quarter	$47.06	$41.14	$0.31
Third Quarter	$46.66	$34.77	$0.31
Fourth Quarter	$38.88	$27.10	$0.31
2016
First Quarter	$29.54	$20.51	$0.38
Second Quarter	$28.93	$23.46	$0.38
Third Quarter	$31.85	$25.40	$0.38
Fourth Quarter	$31.64	$23.56	$0.38
2017
First Quarter	$31.73	$26.21	$0.38
Second Quarter	$33.84	$28.47	$0.38
Third Quarter	$36.38	$31.29	$0.38
Fourth Quarter	$38.96	$34.77	$0.38
2018
First Quarter	$39.74	$32.73	$0.38
Second Quarter	$41.65	$33.17	$0.38
Third Quarter	$39.88	$35.66	$0.38

(1)
Common share cash dividends currently are declared quarterly by Pebblebrook.

LaSalle's Market Price Data

        LaSalle common shares are listed on the NYSE under the symbol "LHO". This table sets forth, for the periods indicated, the high and low sales prices per LaSalle common share, as reported by the NYSE, and distributions declared per LaSalle common share.

	Price Per Common Share
			Dividends Declared Per Share(1)
	High	Low
2015
First Quarter	$43.56	$36.54	$0.375
Second Quarter	$39.70	$34.87	$0.450
Third Quarter	$38.46	$27.70	$0.450
Fourth Quarter	$32.10	$24.91	$0.450
2016
First Quarter	$26.85	$19.01	$0.450
Second Quarter	$25.31	$21.56	$0.450
Third Quarter	$29.10	$23.02	$0.450
Fourth Quarter	$31.15	$23.05	$0.450
2017
First Quarter	$31.87	$27.80	$0.450
Second Quarter	$31.75	$27.67	$0.450
Third Quarter	$31.39	$27.48	$0.450
Fourth Quarter	$30.87	$27.44	$0.450
2018
First Quarter	$30.99	$24.10	$0.450
Second Quarter	$36.13	$28.23	$0.225
Third Quarter	$35.64	$33.77	—

(1)
Future regular, quarterly dividends on LaSalle common shares are prohibited under the merger agreement.

Ratio of Earnings to Combined Fixed Charges and Preferred Share Dividends

        The following table sets forth Pebblebrook's ratio of earnings to combined fixed charges and preferred share dividends for the periods shown:

		Year ended December 31,
	Six months ended June 30, 2018
		2017	2016	2015	2014	2013
Ratio of earnings to combined fixed charges and preferred share dividends	3.48	2.46	2.75	2.13	1.92	1.30

        For purposes of computing these ratios, Pebblebrook calculates "earnings" by adding pre-tax income from continuing operations before adjustment for income or loss from equity investees, fixed charges and distributed income from equity investees and subtracting interest capitalized and preference security dividend requirements of consolidated subsidiaries, and "fixed charges" by adding interest expensed and capitalized, amortized premiums, discounts and capitalized expenses related to indebtedness, an imputed interest factor included in rentals and preference security dividend requirements of consolidated subsidiaries.

RISK FACTORS

        In addition to the other information included in this joint proxy statement/prospectus, including the matters addressed in the section entitled "Cautionary Statement Concerning Forward-Looking Statements," whether you are a Pebblebrook shareholder or a LaSalle shareholder, you should carefully consider the following risks before deciding how to vote your Pebblebrook common shares and/or LaSalle common shares. In addition, you should read and consider the risks associated with each of the businesses of Pebblebrook and LaSalle because these risks will also affect the combined company. These risks can be found in the respective Annual Reports on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q of Pebblebrook and LaSalle, each of which is filed with the SEC and incorporated by reference into this joint proxy statement/prospectus. You should also read and consider the other information in this joint proxy statement/prospectus and the other documents incorporated by reference into this joint proxy statement/prospectus. See "Where You Can Find More Information and Incorporation by Reference" beginning on page 252.

Risks Related to the Mergers

Neither the exchange ratio nor the cash consideration will be adjusted in the event of any change in the share price of either Pebblebrook common shares or LaSalle common shares.

        Upon completion of the mergers, each outstanding LaSalle common share will be converted automatically into the right to receive (i) 0.92 Pebblebrook common share, with cash paid in lieu of any fractional shares, or (ii) $37.80 in cash, without interest. Neither the exchange ratio of 0.92 nor the cash consideration of $37.80 will be adjusted for changes in the market prices of either Pebblebrook common shares or LaSalle common shares. Changes in the market price of Pebblebrook common shares prior to the mergers will affect the market value of the merger consideration that LaSalle shareholders will receive on the completion date of the mergers. Share price changes may result from a variety of factors (many of which are beyond the control of Pebblebrook and LaSalle), including the following factors:

  •
  market reaction to the announcement of the mergers and the prospects of the combined company;

  •
  changes in the respective businesses, operations, assets, liabilities and prospects of Pebblebrook and LaSalle;

  •
  changes in market assessments of the business, operations, financial position and prospects of either company or the combined company;

  •
  market assessments of the likelihood that the mergers will be completed;

  •
  interest rates, general market and economic conditions and other factors generally affecting the market prices of Pebblebrook common shares and LaSalle common shares;

  •
  federal, state and local legislation, governmental regulation and legal developments in the businesses in which Pebblebrook and LaSalle operate; and

  •
  other factors beyond the control of Pebblebrook and LaSalle, including those described or referred to elsewhere in this "Risk Factors" section.

        The market price of Pebblebrook common shares at the completion of the mergers may vary from such price on the date the merger agreement was executed, on the date of this joint proxy statement/prospectus and on the date of the special meetings of Pebblebrook and LaSalle. As a result, the market value of the merger consideration represented by the exchange ratio and the cash consideration will also vary. For example, based on the range of trading prices of Pebblebrook common shares during the period after September 5, 2018, the last trading day before Pebblebrook and LaSalle announced the mergers, through October 25, 2018, the latest practicable date before the date of this joint proxy statement/prospectus, the exchange ratio of 0.92 represented a market value ranging from a low of $31.05 to a high of $38.53, implying merger prices per share of $31.63 and $36.23, respectively, after taking into account the cash consideration (assuming that 33% of LaSalle common shares receive the cash consideration).

        Because the mergers will be completed after the date of the Pebblebrook and LaSalle special meetings, at the time of your special meeting, you will not know the exact market value of the Pebblebrook common shares you will receive upon completion of the mergers. If the market price of Pebblebrook common shares increases between the date the merger agreement was signed, the date of the Pebblebrook special meeting or the date of the LaSalle special meeting and the completion of the mergers, LaSalle shareholders could receive Pebblebrook common shares that have a market value upon completion of the mergers that is greater than the market value of such shares calculated pursuant to the exchange ratio on the date the merger agreement was signed or on the dates of the special meetings, respectively. Additionally, if the market price of Pebblebrook common shares declines between the date the merger agreement was signed, the date of the Pebblebrook special meeting or the date of the LaSalle special meeting and the completion of the mergers, LaSalle shareholders could receive Pebblebrook common shares that have a market value upon completion of the mergers that is less than the market value of such shares calculated pursuant to the exchange ratio on the date the merger agreement was signed or on the date of the Pebblebrook special meeting or the LaSalle special meeting, respectively.

        Therefore, while the number of Pebblebrook common shares to be issued per LaSalle common share is fixed, (1) Pebblebrook shareholders cannot be sure of the market value of the merger consideration that will be paid to LaSalle shareholders upon completion of the mergers and (2) LaSalle shareholders cannot be sure of the market value of the merger consideration they will receive upon completion of the mergers.

Pebblebrook and LaSalle shareholders will be diluted by the mergers.

        As a result of the mergers, Pebblebrook shareholders will own a smaller percentage interest in Pebblebrook than they had immediately prior to the mergers and LaSalle shareholders will own a smaller percentage interest in the combined company than they owned in LaSalle immediately prior to the mergers Upon completion of the mergers, we estimate that ownership of the issued and outstanding common shares of the combined company will be as follows (in each case assuming that all of the limited partners (excluding LaSalle and its affiliates) of LaSalle OP elect to receive Pebblebrook common shares instead of Pebblebrook OP common units):

  •
  If all LaSalle shareholders elect to receive the maximum cash amount, then Pebblebrook shareholders will own approximately 52.8% and former LaSalle security holders will own approximately 47.2%; and

  •
  If all LaSalle shareholders elect to receive Pebblebrook common shares, then Pebblebrook shareholders will own approximately 42.7% and former LaSalle security holders will own approximately 57.3%.

        Consequently, Pebblebrook shareholders and LaSalle shareholders, as a general matter, will have less influence over the management and policies of the combined company after the effective time of the company merger than they currently exercise over the management and policies of Pebblebrook and LaSalle, as the case may be.

Completion of the mergers is subject to many conditions and if these conditions are not satisfied or waived, the mergers will not be completed, which could result in the requirement that Pebblebrook or LaSalle pay certain termination fees.

        The merger agreement is subject to many conditions which must be satisfied or waived in order to complete the mergers. For a summary of the conditions that must be satisfied or waived prior to completion of the mergers, see "The Merger Agreement—Conditions to the Mergers" beginning on page 228.

        There can be no assurance that the conditions to completion of the mergers will be satisfied or waived or that the mergers will be completed. Failure to complete the mergers may adversely affect Pebblebrook's or LaSalle's results of operations and business prospects for the following reasons, among others: (i) each of Pebblebrook and LaSalle will incur certain transaction costs, regardless of whether the proposed mergers are completed, which could adversely affect each company's respective financial condition, results of operations and ability to make distributions to its shareholders; and (ii) the proposed mergers, whether or not they are completed, will divert the attention of certain management and other key employees of Pebblebrook and LaSalle from ongoing business activities, including the pursuit of other opportunities that could be beneficial to Pebblebrook or LaSalle, respectively. In addition, Pebblebrook or LaSalle may terminate the merger agreement under certain circumstances, including, among other reasons, if the mergers are not completed by the end date, and if the merger agreement is terminated under certain circumstances specified in the merger agreement, Pebblebrook may be required to pay LaSalle a termination fee of $81 million, and LaSalle may be required to pay Pebblebrook a termination fee of $112 million. In addition, Pebblebrook has paid on behalf of LaSalle a termination fee of $112 million to BRE Landmark Parent L.P. in connection with LaSalle's termination of the Blackstone merger agreement, and the merger agreement does not provide for Pebblebrook to be reimbursed for such payment. See "The Merger Agreement—Termination of the Merger Agreement" beginning on page 230.

Failure to complete the mergers could negatively impact the shares prices and the future business and financial results of both Pebblebrook and LaSalle.

        If the mergers are not completed, the ongoing businesses of Pebblebrook and LaSalle could be adversely affected and each of Pebblebrook and LaSalle will have incurred substantial costs despite the failure to complete the mergers, including the following:

  •
  LaSalle being required, under certain circumstances, to pay to Pebblebrook a termination fee of $112 million;

  •
  Pebblebrook being required, under certain circumstances, to pay to LaSalle a termination fee of $81 million;

  •
  Pebblebrook and LaSalle having to pay certain costs relating to the mergers, such as legal, accounting, financing related, financial advisor, filing, printing and mailing fees; and

  •
  diversion of Pebblebrook and LaSalle management focus and resources from operational matters and other strategic opportunities while working to implement the mergers.

        If the mergers are not completed, these costs and diversions could materially affect the business, financial results and share prices of both Pebblebrook and LaSalle.

The pendency of the mergers could adversely affect the business and operations of Pebblebrook and LaSalle.

        Prior to the effective time of the company merger, some customers, lessors, lessees, hotel managers or suppliers of each of Pebblebrook and LaSalle may delay or defer decisions, which could negatively affect the revenues, earnings, cash flows and expenses of Pebblebrook and LaSalle, regardless of whether the mergers are completed. Similarly, current and prospective employees of Pebblebrook and LaSalle may experience uncertainty about their future roles with the combined company following the mergers, which may materially adversely affect the ability of each of Pebblebrook and LaSalle to attract and retain key personnel during the pendency of the mergers. In addition, due to operating restrictions in the merger agreement, each of Pebblebrook and LaSalle may be unable, during the pendency of the mergers, to pursue strategic transactions, undertake significant capital projects, undertake certain significant financing transactions and otherwise pursue other actions, even if such actions would prove beneficial.

The merger agreement contains provisions that could discourage a potential competing acquirer of LaSalle or Pebblebrook or could result in a competing acquisition proposal being at a lower price than it might otherwise be.

        The merger agreement contains provisions that, subject to limited exceptions necessary to comply with the duties of either party's board of trustees, restrict the ability of either party to solicit, initiate or knowingly facilitate an acquisition proposal or an acquisition inquiry. Prior to receiving Pebblebrook or LaSalle shareholder approval of the mergers, either party may negotiate with a third party after receiving an unsolicited written proposal if the other party's board determines in good faith, after consultation with its financial advisors and outside legal counsel, that the acquisition proposal either constitutes a superior proposal or could reasonably be expected to lead to a superior proposal. Once a third-party proposal is received, the receiving party must, among other things, notify the other party within 24 hours following receipt of the proposal and keep the other party informed of the status and terms of the proposal and associated negotiations. In response to such a proposal, if either party's board determines in good faith, after consultation with outside legal counsel, that the acquisition proposal constitutes a superior proposal, either party may, under certain circumstances, make a change in recommendation to such party's shareholders with respect to the mergers and enter into an agreement to consummate a competing transaction with a third party,

        These provisions could discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of LaSalle or Pebblebrook from considering or proposing such an acquisition, even if the potential competing acquirer was prepared to pay consideration with a higher per-share value than the value proposed to be received or realized in the mergers, or might result in a potential competing acquirer proposing to pay a lower per share value than it might otherwise have proposed to pay because of the added expense of the termination fee that may become payable in certain circumstances under the merger agreement. See "The Merger Agreement—Restriction on Solicitation of Acquisition Proposals" beginning on page 217, "The Merger Agreement—Termination of the Merger Agreement" beginning on page 230 and "The Merger Agreement—Termination Fees" beginning on page 231.

If the mergers are not consummated by the end date, either Pebblebrook or LaSalle may terminate the merger agreement.

        Either Pebblebrook or LaSalle may terminate the merger agreement if the mergers have not been consummated by the end date. However, this termination right will not be available to a party if that party failed to fulfill its obligations under the merger agreement and that failure was a principle cause of, or resulted in, the failure to consummate the mergers.

There can be no assurance that Pebblebrook will be able to secure debt financing in connection with the mergers and the transactions contemplated by the merger agreement on acceptable terms, in a timely manner, or at all.

        The mergers are not conditioned upon Pebblebrook having received any financing at or prior to the effective time of the company merger. However, in connection with the mergers and the transactions contemplated by the merger agreement, Pebblebrook has entered into a bridge loan commitment letter with Bank of America and BAML. The proceeds from any loan obtained in accordance with the commitment letter may be used, among other things, to pay costs and expenses incurred in connection with the mergers and the transactions contemplated by the merger agreement and to repay certain indebtedness of LaSalle and its subsidiaries. However, Pebblebrook has not entered into a definitive agreement for debt financing nor has it secured alternative financing. There can be no assurance that Pebblebrook will be able to secure such financing in a timely manner, or at all. Under the terms of the merger agreement Pebblebrook is required to close the mergers irrespective of whether it has obtained financing. See "Financing Related to the Mergers" beginning on page 233.

Some of the trustees and executive officers of LaSalle have interests in the mergers that are different from, or in addition to, those of other LaSalle shareholders.

        Some of the trustees and executive officers of LaSalle have arrangements that provide them with interests in the mergers that are different from, or in addition to, those of the LaSalle shareholders, generally. These interests may create potential conflicts of interest. For a description of these interests, see the section entitled "The Mergers—Interests of LaSalle's Trustees, Executive Officers and Employees in the Mergers" beginning on page 155.

Risks Related to the Combined Company Following the Mergers

The combined company expects to incur substantial expenses related to the mergers.

        The combined company expects to incur substantial expenses in connection with completing the mergers and integrating the business, operations, networks, systems, technologies, policies and procedures of LaSalle with those of Pebblebrook. There are several systems that must be integrated, including accounting and finance and asset management. While Pebblebrook has assumed that a certain level of transaction and integration expenses would be incurred, there are a number of factors beyond its control that could affect the total amount or the timing of the combined company's integration expenses. Many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time. As a result, the transaction and integration expenses associated with the mergers could, particularly in the near-term, exceed the savings that the combined company expects to achieve from the elimination of duplicative expenses and the realization of economies of scale and cost savings related to the integration of the businesses following the completion of the mergers.

Following the mergers, the combined company may be unable to integrate the businesses of Pebblebrook and LaSalle successfully and realize the anticipated synergies and other benefits of the mergers or do so within the anticipated timeframe.

        The mergers involve the combination of two companies that currently operate as independent public companies and their respective operating partnerships. The combined company is expected to benefit from the elimination of duplicative costs associated with operating a public company. These savings are expected to be realized upon full integration following the completion of the mergers. However, the combined company will be required to devote significant management attention and resources to integrating the business practices and operations of Pebblebrook and LaSalle. Potential difficulties the combined company may encounter in the integration process include the following:

  •
  the inability to successfully combine the businesses of Pebblebrook and LaSalle in a manner that permits the combined company to achieve the cost savings anticipated to result from the mergers, which would result in the anticipated benefits of the mergers not being realized in the timeframe currently anticipated or at all;

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  the complexities associated with managing the combined businesses and integrating personnel from the two companies;

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  the additional complexities of combining two companies with different histories, cultures, markets and third-party hotel management companies;

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  potential unknown liabilities and unforeseen increased expenses, delays or regulatory conditions associated with the mergers; and

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  performance shortfalls as a result of the diversion of management's attention caused by completing the mergers and integrating the companies' operations.

        For all these reasons, you should be aware that it is possible that the integration process could result in the distraction of the combined company's management, the disruption of the combined company's ongoing business or inconsistencies in the combined company's operations, services, standards, controls, procedures and policies, any of which could adversely affect the ability of the combined company to maintain relationships with third-party hotel management companies, vendors and employees or to achieve the anticipated benefits of the mergers, or could otherwise adversely affect the business and financial results of the combined company.

Following the mergers, the combined company may be unable to retain key employees.

        The success of the combined company after the mergers will depend in part upon its ability to retain key Pebblebrook and LaSalle employees. Key employees may depart either before or after the mergers because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the combined company following the mergers. Accordingly, no assurance can be given that Pebblebrook, LaSalle or, following the mergers, the combined company will be able to retain key employees to the same extent as in the past.

The combined company's anticipated level of indebtedness will increase upon completion of the mergers and will increase the related risks Pebblebrook now faces.

        In connection with the mergers, the combined company will assume and/or refinance certain indebtedness of both Pebblebrook and LaSalle, will incur additional indebtedness to pay the cash consideration and will be subject to increased risks associated with debt financing, including an increased risk that the combined company's cash flows could be insufficient to meet required payments on its debt. On June 30, 2018, Pebblebrook had indebtedness of $1.2 billion, including $383 million of outstanding borrowings under its revolving credit facility, a total of $675 million of outstanding term loans, a total of $100 million of unsecured notes and a total of $69 million of outstanding mortgage debt and LaSalle had $1.1 billion. After giving effect to the mergers, the combined company's total pro forma consolidated indebtedness will increase. Taking into account Pebblebrook's existing indebtedness and the assumption and/or refinancing of indebtedness in the mergers, the combined company's pro forma consolidated indebtedness as of June 30, 2018, after giving effect to the mergers, would be approximately $2.9 billion. As of October 25, 2018, Pebblebrook had an outstanding balance of $424 million on its revolving credit facility.

        The combined company's increased indebtedness could have important consequences to holders of the combined company's common shares and preferred shares, including LaSalle shareholders who receive Pebblebrook common shares in the mergers, including:

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  increasing the combined company's vulnerability to general adverse economic and industry conditions;

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  limiting the combined company's ability to obtain additional financing to fund future working capital, capital expenditures and other general corporate requirements;

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  requiring the use of a substantial portion of the combined company's cash flow from operations for the payment of principal and interest on its indebtedness, thereby reducing its ability to use its cash flow to fund working capital, acquisitions, capital expenditures and general corporate requirements;

  •
  limiting the combined company's flexibility in planning for, or reacting to, changes in its business and its industry; and

  •
  putting the combined company at a disadvantage compared to its competitors with less indebtedness.

        If the combined company defaults under a mortgage loan, it will automatically be in default under any other loan that has cross-default provisions, and it may lose the properties securing these loans.

The future results of the combined company will suffer if the combined company does not effectively manage its expanded operations following the mergers.

        Following the mergers, the combined company expects to continue to expand its operations through additional acquisitions, some of which may involve complex challenges. The future success of the combined company will depend, in part, upon the ability of the combined company to manage its expansion opportunities, which may pose substantial challenges for the combined company to integrate new operations into its existing business in an efficient and timely manner, and upon its ability to successfully monitor its operations, costs and regulatory compliance, and to maintain other necessary internal controls. There is no assurance that the company's expansion or acquisition opportunities will be successful, or that the combined company will realize its expected operating efficiencies, cost savings, revenue enhancements, synergies or other benefits.

Counterparties to certain significant agreements with Pebblebrook or LaSalle may exercise contractual rights under such agreements in connection with the mergers.

        Each of Pebblebrook and LaSalle is party to certain agreements that give the counterparty certain rights following a "change in control," including in some cases the right to terminate the agreement. Under some such agreements, the mergers may constitute a change in control and therefore the counterparty may exercise certain rights under the agreement upon the completion of the mergers. Any such counterparty may request modifications of their respective agreements as a condition to granting a waiver or consent under their agreement. There can be no assurances that such counterparties will not exercise their rights under these agreements, including termination rights where available, or that the exercise of any such rights under, or modification of, these agreements will not adversely affect the business or operations of the combined company.

Risks Related to an Investment in the Common Shares of the Combined Company Following the Mergers

The market price and trading volume of the common shares of the combined company may be volatile.

        The U.S. stock markets, including the NYSE, on which it is anticipated that the common shares of the combined company will be listed under the symbol "PEB," have experienced significant price and volume fluctuations. As a result, the market price of the common shares of the combined company is likely to be similarly volatile, and investors in the common shares of the combined company may experience a decrease in the value of their shares, including decreases unrelated to the combined company's operating performance or prospects. Pebblebrook and LaSalle cannot assure you that the market price of the common shares of the combined company will not fluctuate or decline significantly in the future.

        In addition to the risks listed in this "Risk Factors" section, a number of factors could negatively affect the combined company's share price or result in fluctuations in the price or trading volume of the common shares of the combined company, including:

  •
  the annual yield from dividends on the common shares of the combined company as compared to yields on other financial instruments;

  •
  equity issuances by the combined company, or future sales of substantial amounts of the common shares of the combined company by its existing or future shareholders, or the perception that such issuances or future sales may occur;

  •
  increases in market interest rates or a decrease in the combined company's distributions to shareholders that lead purchasers of the common shares of the combined company to demand a higher yield;

  •
  changes in market valuations of similar companies;

  •
  fluctuations in stock market prices and volumes;

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  additions or departures of key management personnel;

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  the combined company's operating performance and the performance of other similar companies;

  •
  actual or anticipated differences in the combined company's quarterly operating results;

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  changes in expectations of future financial performance or changes in estimates of securities analysts;

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  publication of research reports about the combined company or its industry by securities analysts;

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  failure to qualify as a REIT for U.S. federal income tax purposes;

  •
  adverse market reaction to any indebtedness the combined company incurs in the future;

  •
  strategic decisions by the combined company or its competitors, such as acquisitions, divestments, spin-offs, joint ventures, strategic investments or changes in business strategy;

  •
  the passage of legislation or other regulatory developments that adversely affect the combined company or its industry;

  •
  speculation in the press or investment community;

  •
  changes in the combined company's earnings;

  •
  failure to satisfy the listing requirements of the NYSE;

  •
  failure to comply with the requirements of the Sarbanes-Oxley Act of 2002;

  •
  actions by institutional shareholders of the combined company;

  •
  changes in accounting principles; and

  •
  general economic and/or market conditions, including factors unrelated to the combined company's performance.

        In the past, securities class action litigation has often been instituted against companies following periods of volatility in the price of their common shares. This type of litigation could result in substantial costs and divert the attention and resources of the combined company's management, which could have a material adverse effect on the combined company's cash flows, its ability to execute its business strategy and the combined company's ability to make distributions to its shareholders.

The market price of the common shares of the combined company may be affected by factors different from those affecting the prices of Pebblebrook common shares or LaSalle common shares before the mergers.

        The results of operations of the combined company, as well as the market price of the common shares of the combined company, after the mergers may be affected by other factors in addition to those currently affecting Pebblebrook's or LaSalle's results of operations and the market prices of Pebblebrook common shares and LaSalle common shares. These factors include:

  •
  a greater number of common shares of the combined company outstanding as compared to the number of currently outstanding Pebblebrook common shares; and

  •
  different shareholders.

        Accordingly, the historical market prices and financial results of Pebblebrook and LaSalle may not be indicative for the combined company after the mergers. For a discussion of the businesses of Pebblebrook and LaSalle and certain risks to consider in connection with investing in those businesses, see the documents incorporated by reference by Pebblebrook and LaSalle into this joint proxy statement/prospectus referred to under "Where You Can Find More Information and Incorporation by Reference."

The market price of the common shares of the combined company may decline following the mergers.

        The market price of the combined company's common shares may decline following the mergers if the combined company does not achieve the perceived benefits of the mergers as rapidly or to the extent anticipated by financial or industry analysts, or the effect of the mergers on the combined company's financial results is not consistent with the expectations of financial or industry analysts.

        In addition, upon completion of the mergers, Pebblebrook shareholders and LaSalle shareholders will own interests in a combined company operating an expanded business with a different mix of properties, risks and liabilities. Current Pebblebrook shareholders and LaSalle shareholders may not wish to continue to invest in the combined company, or for other reasons may wish to dispose of some or all of their shares of the combined company. If, following the effective time of the company merger, large amounts of the combined company's common shares are sold, the market price of the combined company's common shares could decline.

The combined company cannot assure you that it will be able to continue paying dividends at or above the rate currently paid by Pebblebrook.

        Following the mergers, the shareholders of the combined company may not receive dividends at the same rate they received dividends as Pebblebrook shareholders or as LaSalle shareholders for various reasons, including the following:

  •
  the combined company may not have enough cash to pay such dividends due to changes in the combined company's cash requirements, capital spending plans, cash flow or financial position;

  •
  decisions on whether, when and in which amounts to make any future distributions will remain at all times entirely at the discretion of the combined company's board of trustees, which reserves the right to change Pebblebrook's current distribution policy at any time and for any reason; and

  •
  the amount of distributions that the combined company's subsidiaries may make to the combined company may be subject to restrictions imposed by state law, restrictions that may be imposed by state regulators, and restrictions imposed by the terms of any current or future indebtedness that these subsidiaries may incur, including restrictions imposed under the terms of Pebblebrook preferred shares.

        Shareholders of the combined company will have no contractual or other legal right to dividends that have not been declared by the combined company's board of trustees.

The historical and unaudited pro forma combined financial information included elsewhere in this joint proxy statement/prospectus may not be representative of the combined company's results following the effective time of the company merger, and accordingly, you have limited financial information on which to evaluate the combined company.

        The unaudited pro forma combined financial information included elsewhere in this joint proxy statement/prospectus has been presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that actually would have occurred had the mergers been completed as of the date indicated, nor is it indicative of the future operating results or financial position of the combined company. The unaudited pro forma combined financial information does not reflect future events that may occur after the effective time of the company merger, including the costs related to the planned integration of the two companies and any future nonrecurring charges resulting from the mergers, and does not consider potential impacts of current market conditions on revenues or expense efficiencies. The unaudited pro forma combined financial information presented elsewhere in this joint proxy statement/prospectus is based in part on certain assumptions regarding the mergers that Pebblebrook and LaSalle believe are reasonable under the circumstances. Pebblebrook and LaSalle cannot assure you that the assumptions will prove to be accurate over time.

The combined company may incur adverse tax consequences if Pebblebrook or LaSalle has failed or fails to qualify as a REIT.

        Each of Pebblebrook and LaSalle has operated in a manner that it believes has allowed it to qualify as a REIT under the Code and intends to continue to do so through the time of the company merger. Pebblebrook intends to continue operating in such a manner following the company merger. Neither Pebblebrook nor LaSalle has requested or plans to request a ruling from the Internal Revenue Service, which we refer to as the IRS, that it qualifies as a REIT. Qualification as a REIT involves the application of highly technical and complex Code provisions for which there are only limited judicial and administrative interpretations. The complexity of these provisions and of the applicable Treasury Regulations is greater in the case of a REIT, like each of Pebblebrook and LaSalle, that holds its assets through a partnership. The determination of various factual matters and circumstances not entirely within the control of Pebblebrook or LaSalle may affect its ability to qualify as a REIT. In order to qualify as a REIT, each of Pebblebrook and LaSalle must satisfy a number of requirements, including requirements regarding the ownership of its shares and the composition of its gross income and assets. Also, a REIT must distribute to shareholders annually at least 90% of its net taxable income, excluding any net capital gains.

        If Pebblebrook (or, following the company merger, the combined company) loses its REIT status, or is determined to have lost its REIT status in a prior year, it will face serious tax consequences that would substantially reduce its cash available for distribution, including cash available to pay dividends to its shareholders, because:

  •
  it would be subject to U.S. federal, state and local income tax on its net income at regular corporate rates for the years it did not qualify for taxation as a REIT (and, for such years, would not be allowed a deduction for dividends paid to shareholders in computing its taxable income);

  •
  unless it is entitled to relief under applicable statutory provisions, neither it nor any "successor" company could elect to be taxed as a REIT until the fifth taxable year following the year during which it was disqualified; and

  •
  for five years following re-election of REIT status, upon a taxable disposition of an asset owned as of such re-election, it could be subject to corporate level tax with respect to any built-in gain inherent in such asset at the time of re-election.

        Even if Pebblebrook (or, following the company merger, the combined company) retains its REIT status, if LaSalle is determined to have lost its REIT status for a taxable year ending on or before the company merger, LaSalle would be subject to adverse tax consequences similar to those described above. This could substantially reduce the combined company's cash available for distribution, including cash available to pay dividends to its shareholders, because, assuming that the combined company otherwise maintains its REIT qualification:

  •
  if the combined company were considered to be a "successor" of LaSalle, it could not elect to be taxed as a REIT until the fifth taxable year following the year during which LaSalle was disqualified, unless the combined company is entitled to relief under applicable statutory provisions;

  •
  the combined company would be subject to corporate-level tax with respect to the built-in gain on each asset of LaSalle existing at the time of the mergers if the combined company were to dispose of the LaSalle asset during the five-year period following the mergers;

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  the combined company would succeed to any earnings and profits accumulated by LaSalle for taxable periods that it did not qualify as a REIT, and the combined company would have to pay a special dividend and/or employ applicable deficiency dividend procedures (including interest payments to the IRS) to eliminate any such earnings and profits to maintain its REIT qualification; and

  •
  if LaSalle incurred any unpaid tax liabilities prior to the mergers, those tax liabilities would be transferred to the combined company as a result of the mergers.

        If there is an adjustment to LaSalle's taxable income or dividends paid deductions, the combined company could elect to use the deficiency dividend procedure in order to maintain LaSalle's REIT status. That deficiency dividend procedure could require the combined company to make significant distributions to its shareholders and to pay significant interest to the IRS.

        As a result of all these factors, Pebblebrook's (or following the mergers, the combined company's) or LaSalle's failure to qualify as a REIT could impair the combined company's ability to expand its business and raise capital, and would materially adversely affect the value of its shares.

Risks Related to Pebblebrook's Qualification as a REIT

        You should read and consider the risk factors specific to Pebblebrook's qualification as a REIT, which will also affect the combined company after the mergers. These risks are described in Part I, Item 1A of Pebblebrook's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 under the heading "Federal Income Tax Risk Factors" and in other documents that are incorporated by reference into this joint proxy statement/prospectus. Refer to the section entitled "Where You Can Find More Information and Incorporation by Reference" beginning on page 252. If the company merger does not qualify as a tax-free reorganization, there may be adverse tax consequences.

Risks Related to LaSalle's Qualification as a REIT

        You should read and consider the risk factors specific to LaSalle's qualification as a REIT, which will also affect the combined company after the mergers. These risks are described in Part I, Item 1A of LaSalle's Annual Report on Form 10-K for the year ended December 31, 2017 under the heading "Risks Related to Our Status as a REIT," and in other documents that are incorporated by reference into this joint proxy statement/prospectus. Refer to the section entitled "Where You Can Find More Information and Incorporation by Reference" beginning on page 252.

If the company merger does not qualify as a tax-free reorganization, LaSalle shareholders may recognize taxable gain.

        The completion of the mergers is conditioned on the receipt by each of Pebblebrook and LaSalle of an opinion of its respective counsel to the effect that the company merger will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. However, these legal opinions will not be binding on the IRS or on the courts. If the company merger were to fail to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code, then each LaSalle shareholder generally would recognize gain or loss, as applicable, equal to the difference between (i) the sum of the fair market value of the Pebblebrook common shares and/or cash received by the LaSalle shareholder in the company merger; and (ii) the LaSalle shareholder's adjusted tax basis in its LaSalle common shares exchanged therefor.

The combined company depends on key personnel for its future success, and the loss of key personnel or inability to attract and retain personnel could harm the combined company's business.

        The future success of the combined company depends in large part on its ability to hire and retain a sufficient number of qualified personnel. The future success of the combined company also depends upon the service of the combined company's executive officers, who have extensive market knowledge and relationships and will exercise substantial influence over the combined company's operational, financing, acquisition and disposition activity.

        The executive officers of Pebblebrook immediately prior to the effective time of the company merger will continue to serve as the executive officers of the combined company, with Jon E. Bortz continuing to serve as the President, Chief Executive Officer and Chairman of the Board of the combined company. These officers have extensive experience and strong reputations in the industry. The loss of services of one or more members of the combined company's senior management team, or the combined company's inability to attract and retain highly qualified personnel, could adversely affect the combined company's business, diminish the combined company's investment opportunities and weaken its relationships with lenders and business partners, which could materially and adversely affect the combined company.

Pebblebrook and LaSalle face other risks.

        The foregoing risks are not exhaustive, and you should be aware that, following the mergers, the combined company will face various other risks, including those discussed in reports filed by Pebblebrook and LaSalle with the SEC. See "Where You Can Find More Information and Incorporation by Reference" beginning on page 252.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        This joint proxy statement/prospectus and the documents incorporated by reference into this joint proxy statement/prospectus contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Pebblebrook and LaSalle operate and beliefs of, and assumptions made by, Pebblebrook management and LaSalle management and involve uncertainties that could significantly affect the financial results of Pebblebrook, LaSalle or the combined company. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Pebblebrook and LaSalle, including future financial and operating results, and the combined company's plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that Pebblebrook and LaSalle expect or anticipate will occur in the future—including statements relating to expected synergies, improved liquidity and balance sheet strength—are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Pebblebrook and LaSalle believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Pebblebrook and LaSalle can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to:

  •
  each of Pebblebrook's and LaSalle's success, or the success of the combined company, in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate acquisitions or investments or to make dispositions;

  •
  changes in national, regional and local economic conditions;

  •
  changes in financial markets and interest rates, or to the business or financial condition of Pebblebrook, LaSalle or the combined company or their respective businesses;

  •
  the nature and extent of future competition;

  •
  each of Pebblebrook's and LaSalle's ability, or the ability of the combined company, to pay down, refinance, restructure and/or extend its indebtedness as it becomes due;

  •
  the ability to maintain qualification as a REIT;

  •
  availability to Pebblebrook, LaSalle and the combined company of financing and capital;

  •
  the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Pebblebrook, LaSalle or the combined company;

  •
  risks associated with achieving expected revenue synergies or cost savings as a result of the mergers;

  •
  risks associated with the companies' ability to consummate the mergers, the timing of the completion of the mergers and unexpected costs or unexpected liabilities that may arise from the mergers, whether or not completed; and

  •
  those additional risks and factors discussed in reports filed with the SEC, by Pebblebrook and LaSalle from time to time, including those discussed under the heading "Risk Factors" in their respective most recently filed reports on Forms 10-K and 10-Q.

        Should one or more of the risks or uncertainties described above or elsewhere in this joint proxy statement/prospectus occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date they were prepared.

        All forward-looking statements, expressed or implied, included in this joint proxy statement/prospectus are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Pebblebrook, LaSalle or persons acting on their behalf may issue.

        Neither Pebblebrook nor LaSalle undertakes any duty to update any forward-looking statements appearing in this joint proxy statement/prospectus.

THE COMPANIES

Pebblebrook Hotel Trust and Pebblebrook Hotel, L.P.

Pebblebrook Hotel Trust
7315 Wisconsin Avenue, Suite 1100 West
Bethesda, Maryland 20814
(240) 507-1300
www.pebblebrookhotels.com

        Pebblebrook Hotel Trust is an internally managed hotel investment company, organized in October 2009 to opportunistically acquire and invest in hotel properties located primarily in major U.S. cities, with an emphasis on the major gateway coastal markets. As of June 30, 2018, the Company owned 28 hotels with a total of 6,972 guest rooms.

        Pebblebrook common shares are listed on the NYSE, trading under the symbol "PEB".

Pebblebrook Hotel, L.P.
7315 Wisconsin Avenue, Suite 1100 West
Bethesda, Maryland 20814
(240) 507-1300

        Substantially all of Pebblebrook's assets are held by, and all of its operations are conducted through, Pebblebrook Hotel, L.P., which we refer to as Pebblebrook OP. Pebblebrook is the sole general partner of Pebblebrook OP. At June 30, 2018, Pebblebrook owned 99.7% of the Pebblebrook OP common units issued by Pebblebrook OP. The remaining 0.3% of Pebblebrook OP common units are owned by other limited partners of Pebblebrook OP.

LaSalle Hotel Properties and LaSalle Hotel Operating Partnership, L.P.

LaSalle Hotel Properties
7550 Wisconsin Avenue, 10th Floor
Bethesda, Maryland 20814
(301) 941-1500
www.lasallehotels.com

        LaSalle Hotel Properties was organized as a Maryland real estate investment trust on January 15, 1998, and primarily buys, owns, redevelops and leases upscale and luxury full-service hotels located in convention, resort and major urban business markets. LaSalle is a self-administered REIT.

        LaSalle common shares are listed on the NYSE, trading under the symbol "LHO".

LaSalle Hotel Operating Partnership, L.P.
7550 Wisconsin Avenue, 10th Floor
Bethesda, Maryland 20814
(301) 941-1500

        LaSalle OP was formed as a Delaware limited partnership on January 13, 1998. LaSalle is the general partner of the LaSalle OP, and, as of June 30, 2018, owned through a combination of direct and indirect interests, approximately 99.9% of the common units of LaSalle OP. The remaining 0.1% is held by limited partners who owned 145,223 LaSalle OP common units as of June 30, 2018.

The Combined Company

        References to the combined company are to Pebblebrook after the effective time of the mergers. The combined company will be named "Pebblebrook Hotel Trust" and will be a Maryland real estate investment trust. At the effective time of the company merger, all of the seven members of the Pebblebrook Board will continue to serve as the trustees of the combined company. No members of the LaSalle Board will serve as trustees of the combined company. The executive officers of Pebblebrook will continue to serve as the executive officers of the combined company, with Mr. Bortz continuing to serve as President, Chief Executive Officer and Chairman of the Board of the combined company. The combined company is expected to have a pro forma enterprise value of approximately $7.6 billion and a total market capitalization of approximately $4.3 billion (in each case based on the closing price of Pebblebrook common shares on October 25, 2018 of $32.71, and assuming that all LaSalle shareholders elect to receive the maximum cash amount). The combined company's asset base after the completion of the mergers will consist primarily of 66 hotel properties (assuming that the sale of three LaSalle hotels under contract for sale is completed as expected immediately prior to completion of the mergers), and the combined company will have a greater presence in key urban markets in the United States, including significant exposure to major market West Coast cities with strong long-term growth and high barriers to entry.

        The business of the combined company will be operated through Pebblebrook OP and its subsidiaries, including the surviving partnership. After giving effect to the mergers, Pebblebrook OP will hold a limited partnership interest in the surviving partnership, and a wholly owned subsidiary of Pebblebrook OP will be the general partner of the surviving partnership. The Pebblebrook parties will have the full, exclusive and complete responsibility for and discretion in the day-to-day management and control of Pebblebrook OP and the surviving partnership.

        The common shares of the combined company will continue to be listed on the NYSE, trading under the symbol "PEB".

        The combined company's principal executive offices will be located at Pebblebrook's current offices, 7315 Wisconsin Avenue, Suite 1100 West, Bethesda, Maryland 20814.

 THE PEBBLEBROOK SPECIAL MEETING

        This joint proxy statement/prospectus is being furnished in connection with the solicitation of proxies from Pebblebrook shareholders for use at the Pebblebrook special meeting. This joint proxy statement/prospectus and accompanying form of proxy are first being mailed to Pebblebrook shareholders on or about October 29, 2018.

Date, Time, Place and Purpose of the Pebblebrook Special Meeting

        The special meeting of the Pebblebrook shareholders will be held on November 27, 2018, beginning at 9:00 a.m., Eastern Time, at the offices of Hunton Andrews Kurth LLP, 2200 Pennsylvania Avenue NW, Washington, DC 20037 for the following purposes:

  1.
  to consider and vote on a proposal to approve the issuance of Pebblebrook common shares to the holders of LaSalle common shares, and certain holders of LaSalle OP common units pursuant to the merger agreement (a copy of which is attached as Annex A to this joint proxy statement/prospectus); and

  2.
  to consider and vote on a proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance Pebblebrook common shares pursuant to the merger agreement.

        A copy of the merger agreement is attached as Annex A to this joint proxy statement/prospectus, which Pebblebrook encourages you to read carefully in its entirety.

        This joint proxy statement/prospectus also contains information regarding the LaSalle special meeting, including the items of business for the LaSalle special meeting. Pebblebrook shareholders are not voting on the proposals to be voted on at the LaSalle special meeting.

Recommendation of the Pebblebrook Board of Trustees

        The Pebblebrook Board has unanimously (i) determined and declared that the merger agreement, the mergers and the other transactions contemplated by the merger agreement are advisable and in the best interests of Pebblebrook and Pebblebrook shareholders, (ii) approved the merger agreement, the mergers and the other transactions contemplated by the merger agreement and (iii) authorized and approved the issuance of Pebblebrook common shares pursuant to the merger agreement. Certain factors considered by the Pebblebrook Board in reaching its decision to approve the merger agreement, the mergers and the other transactions contemplated by the merger agreement can be found in the section entitled "The Mergers—Recommendation of the Pebblebrook Board and Its Reasons for the Mergers" beginning on page 122.

        The Pebblebrook Board unanimously recommends that Pebblebrook shareholders vote "FOR" the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement and "FOR" the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement.

Pebblebrook Record Date; Who Can Vote at the Pebblebrook Special Meeting

        Only holders of record of Pebblebrook common shares at the close of business on October 23, 2018, Pebblebrook's record date, are entitled to notice of, and to vote at, the Pebblebrook special meeting and any adjournment of the special meeting. As of the record date, there were 69,039,917 Pebblebrook common shares outstanding and entitled to vote at the Pebblebrook special meeting, held by approximately 19 shareholders of record.

        Each Pebblebrook common share owned on Pebblebrook's record date is entitled to one vote on each proposal at the Pebblebrook special meeting.

Required Vote; Quorum

        Approval of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement requires the affirmative vote of a majority of the votes cast on such proposal.

        Approval of the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement requires the affirmative vote of a majority of all votes cast on such proposal.

        Regardless of the number of Pebblebrook common shares you own, your vote is important. Please complete, sign, date and promptly return the enclosed proxy card today or vote by phone or Internet.

        Pebblebrook's bylaws provide that the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter constitutes a quorum at a meeting of its shareholders. Shares that are voted and shares abstaining from voting are treated as being present at the Pebblebrook special meeting for purposes of determining whether a quorum is present.

Abstentions and Broker Non-Votes

        Abstentions will be counted in determining the presence of a quorum, but broker non-votes will not be counted in determining the presence of a quorum. Abstentions will have no effect on the outcome of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement. Broker non-votes will not be counted as votes cast on such proposal and therefore will also have no effect on the outcome of the proposal as long as a quorum is present. Abstentions will have no effect on the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement. Broker non-votes will also have no effect on such proposal.

Manner of Submitting Proxy

        Pebblebrook shareholders may vote for or against the proposals submitted at the Pebblebrook special meeting in person or by proxy. Pebblebrook shareholders can authorize a proxy in the following ways:

  •
  Internet.  Pebblebrook shareholders may submit a proxy over the Internet by going to www.proxyvote.com. Once at the website, they should follow the instructions to submit a proxy.

  •
  Telephone.  Pebblebrook shareholders may submit a proxy using the toll-free number at 1-877-219-9655 and following the recorded instructions. Pebblebrook shareholders will be asked to provide the control number from the enclosed proxy card.

  •
  Mail.  Pebblebrook shareholders may submit a proxy by completing, signing, dating and returning their proxy card or voting instruction card in the preaddressed postage-paid envelope provided.

        Pebblebrook shareholders should refer to their proxy cards or the information forwarded by their broker or other nominee to see which options are available to them.

        The Internet and telephone proxy submission procedures are designed to authenticate shareholders and to allow them to confirm that their instructions have been properly recorded. If you submit a proxy over the Internet or by telephone, then you need not return a written proxy card or voting instruction card by mail. The Internet and telephone facilities available to record holders will close at 11:59 p.m., Eastern Time, on November 26, 2018.

        The method by which Pebblebrook shareholders submit a proxy will in no way limit their right to vote at the Pebblebrook special meeting if they later decide to attend the meeting and vote in person. If Pebblebrook common shares are held in the name of a broker or other nominee, Pebblebrook shareholders must obtain a proxy, executed in their favor, from the broker or other nominee, to be able to vote in person at the Pebblebrook special meeting.

        All Pebblebrook common shares entitled to vote and represented by properly completed proxies received prior to the Pebblebrook special meeting, and not revoked, will be voted at the Pebblebrook special meeting as instructed on the proxies. If Pebblebrook shareholders of record return properly executed proxies but do not indicate how their Pebblebrook common shares should be voted on a proposal, the Pebblebrook common shares represented by their properly executed proxy will be voted as the Pebblebrook Board recommends and, therefore, "FOR" the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement and "FOR" the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement. If you do not provide voting instructions to your broker or other nominee, your Pebblebrook common shares will NOT be voted and will be considered broker non-votes.

Shares Held in "Street Name"

        If Pebblebrook shareholders hold Pebblebrook common shares in an account of a broker or other nominee and they wish to vote such shares, they must return their voting instructions to the broker or other nominee.

        If Pebblebrook shareholders hold Pebblebrook common shares in an account of a broker or other nominee and attend the Pebblebrook special meeting, they should bring a letter from their broker or other nominee identifying them as the beneficial owner of such Pebblebrook common shares, but they will need a "legal proxy" from the broker or other nominee to vote those shares at the Pebblebrook special meeting.

        If Pebblebrook shareholders hold their shares in "street name" and they fail to provide their broker or other nominee with any instructions regarding how to vote their Pebblebrook common shares, their Pebblebrook common shares held by brokers and other nominees will NOT be voted, and will NOT be present for purposes of determining a quorum.

Revocation of Proxies or Voting Instructions

        Pebblebrook shareholders of record may change their vote or revoke their proxy at any time before it is exercised at the Pebblebrook special meeting by:

  •
  submitting notice in writing to Pebblebrook's Secretary at Pebblebrook Hotel Trust, 7315 Wisconsin Avenue, Suite 1100 West, Bethesda, Maryland 20814, Attn: Corporate Secretary;

  •
  executing and delivering a later-dated proxy card or submitting a later-dated proxy by telephone or on the Internet; or

  •
  voting in person at the Pebblebrook special meeting.

        Attending the Pebblebrook special meeting without voting will not revoke your proxy.

        Pebblebrook shareholders who hold Pebblebrook common shares in an account of a broker or other nominee may revoke their voting instructions by following the instructions provided by their broker or other nominee.

Tabulation of Votes

        Pebblebrook will appoint an inspector of election for the Pebblebrook special meeting to determine whether a quorum is present and tabulate affirmative and negative votes and abstentions.

Solicitation of Proxies; Payment of Solicitation Expenses

        The solicitation of proxies from Pebblebrook shareholders is made on behalf of the Pebblebrook Board. Pebblebrook will pay the cost of soliciting proxies from Pebblebrook shareholders. Pebblebrook has engaged Okapi to assist in the solicitation of proxies for the special meeting and Pebblebrook estimates it will pay Okapi a fee of approximately $30,000, plus an additional $100,000 upon the completion of the mergers. Pebblebrook has also agreed to reimburse Okapi for reasonable expenses incurred in connection with the proxy solicitation and to indemnify Okapi against certain losses, claims, damages, liabilities and expenses.

        Pebblebrook's trustees, officers and employees also may solicit proxies by mail, personal interview, telephone, facsimile, e mail, on the Internet or otherwise. Pebblebrook's trustees, officers and employees will not be paid any additional amounts for soliciting proxies. Pebblebrook also will request persons, firms and corporations holding shares in their names, or in the names of their nominees, that are beneficially owned by others to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

Adjournments

        Although it is not currently expected, the Pebblebrook special meeting may be adjourned for the purpose of soliciting additional proxies if the holders of a sufficient number of Pebblebrook common shares are not present at the Pebblebrook special meeting, in person or by proxy, to constitute a quorum or if Pebblebrook believes it is reasonably likely that the issuance of Pebblebrook common shares pursuant to the merger agreement will not be approved at the Pebblebrook special meeting when convened on November 27, 2018, or when reconvened following any adjournment. Any adjournments may be made to a date not more than 120 days after the original record date without notice (other than by an announcement at the Pebblebrook special meeting), by the affirmative vote of a majority of the votes cast on the proposal to approve any adjournment, whether or not a quorum exists, or by the Pebblebrook Board for any reason (subject to certain restrictions in the merger agreement, including that the Pebblebrook special meeting may not be held, without LaSalle's consent, on a date that is more than 30 days after the date on which the Pebblebrook special meeting was originally scheduled).

Postponements

        At any time prior to convening the Pebblebrook special meeting, the Pebblebrook Board may postpone the Pebblebrook special meeting for any reason without the approval of the Pebblebrook shareholders (subject to certain restrictions in the merger agreement, including that the Pebblebrook special meeting may not be held, without LaSalle's consent, on a date that is more than 30 days after the date on which the Pebblebrook special meeting was originally scheduled).

 PROPOSALS SUBMITTED TO PEBBLEBROOK SHAREHOLDERS

Common Shares Issuance Proposal

(Proposal 1 on the Pebblebrook Proxy Card)

        Pebblebrook shareholders are asked to approve the issuance of Pebblebrook common shares pursuant to the merger agreement. For a summary and detailed information regarding this proposal, see the information about the mergers and the merger agreement throughout this joint proxy statement/prospectus, including the information set forth in sections entitled "The Mergers" beginning on page 76 and "The Merger Agreement" beginning on page 203. A copy of the merger agreement is attached as Annex A to this joint proxy statement/prospectus. Approval of this proposal requires the affirmative vote of at least a majority of all votes cast at the special meeting on the proposal.

        Pursuant to the merger agreement, approval of this proposal is a condition to the completion of the mergers. If the proposal is not approved, the mergers will not be completed.

Recommendation of the Pebblebrook Board of Trustees

        The Pebblebrook Board unanimously recommends that Pebblebrook shareholders vote FOR the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement.

Pebblebrook Adjournment Proposal

(Proposal 2 on the Pebblebrook Proxy Card)

        Pebblebrook shareholders are being asked to approve a proposal to adjourn the Pebblebrook special meeting one or more times to another date, time or place, if necessary or appropriate, to permit, among other things, further solicitation of proxies, if necessary or appropriate, to obtain additional votes in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement if there are not sufficient votes at the time of the Pebblebrook special meeting to approve such proposal. Approval of this proposal requires the affirmative vote of at least a majority of all votes cast at the special meeting on the proposal.

        If, at the Pebblebrook special meeting, the number of Pebblebrook common shares present in person or represented by proxy and voting in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement is insufficient to approve the proposal, Pebblebrook intends to move to adjourn the Pebblebrook special meeting in order to enable the Pebblebrook Board to solicit additional proxies for approval of the proposal.

Recommendation of the Pebblebrook Board of Trustees

        The Pebblebrook Board unanimously recommends that Pebblebrook shareholders vote FOR the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares pursuant to the merger agreement.

Other Business

        No business may be brought before the Pebblebrook special meeting except as set forth in the notice.

 THE LASALLE SPECIAL MEETING

        This document is being furnished to LaSalle shareholders in connection with the solicitation of proxies from holders of LaSalle common shares by the LaSalle Board to be exercised at the LaSalle special meeting. This document and accompanying form of proxy are first being mailed to LaSalle common shareholders on or about October 29, 2018.

Date, Time, Place and Purpose of the LaSalle Special Meeting

        A special meeting of LaSalle's common shareholders will be held on November 27, 2018 at 10:00 a.m., Eastern Time, at the Sofitel Washington DC Lafayette Square, 806 15th Street NW, Washington, DC, 20005 for the following purposes:

  •
  to consider and vote on the merger proposal;

  •
  to consider and vote on the LaSalle advisory (non-binding) proposal on specified compensation; and

  •
  to consider and vote on the LaSalle adjournment proposal.

        No other business may be acted upon at the LaSalle special meeting or any postponement or adjournment thereof. Holders of at least 66 2/3% of LaSalle's outstanding common shares entitled to vote at the LaSalle special meeting must approve the merger and the other transactions contemplated by the merger agreement for the mergers to occur.

        A copy of the merger agreement is attached as Annex A to this joint proxy statement/prospectus, which LaSalle encourages you to read carefully in its entirety.

        This joint proxy statement/prospectus also contains information regarding the Pebblebrook special meeting, including the items of business for the Pebblebrook special meeting. LaSalle shareholders are not voting on the proposals to be voted on at the Pebblebrook special meeting.

Recommendation of the LaSalle Board of Trustees

        The LaSalle Board, by a unanimous vote of all trustees present (with only Mr. Scott not present due to his hospitalization), (i) determined that the mergers and the other transactions contemplated by the merger agreement are advisable and in the best interests of LaSalle and LaSalle shareholders, (ii) authorized and approved the mergers and the other transactions contemplated by the merger agreement and (iii) approved and adopted the merger agreement. Certain factors considered by the LaSalle Board in reaching its decision to approve the merger agreement, the mergers and the other transactions contemplated by the merger agreement can be found in the section entitled "The Mergers—Recommendation of the LaSalle Board and Its Reasons for the Mergers" beginning on page 118.

        The LaSalle Board, by a unanimous vote of all trustees present (with only Mr. Scott not present due to his hospitalization), recommends that LaSalle shareholders vote "FOR" the proposal to approve the company merger and the other transactions contemplated by the merger agreement, "FOR" the non-binding advisory proposal to approve certain compensation that may be paid or become payable to certain executive officers of LaSalle in connection with the merger agreement and the transactions contemplated thereby and "FOR" the proposal to approve one or more adjournments of the LaSalle special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the company merger and the other transactions contemplated by the merger agreement.

Record Date, Notice and Quorum

        All holders of record of LaSalle common shares as of the record date, which was the close of business on October 23, 2018, are entitled to receive notice of and attend and vote at the LaSalle special meeting or any postponement or adjournment of the LaSalle special meeting. Each LaSalle common shareholder will be entitled to cast one vote on each matter presented at the LaSalle special meeting for each LaSalle common share that such holder owned as of the record date. On the record date, there were 110,397,737 LaSalle common shares outstanding and entitled to vote at the LaSalle special meeting.

        The presence in person or by proxy of LaSalle shareholders entitled to cast a majority of all the votes entitled to be cast as of the close of business on the record date will constitute a quorum for purposes of the LaSalle special meeting. A quorum is necessary to transact business at the LaSalle special meeting. Abstentions will be counted as shares present for the purposes of determining the presence of a quorum. If a quorum is not present at the LaSalle special meeting, LaSalle expects that the LaSalle special meeting will be adjourned to a later date.

Required Vote

        Completion of the mergers requires approval of the merger proposal by the affirmative vote of the holders of at least 66 2/3% of the outstanding LaSalle common shares as of the record date for the LaSalle special meeting. Each LaSalle common shareholder is entitled to cast one vote on each matter presented at the LaSalle special meeting for each LaSalle common share owned by such shareholder on the record date. Because the required vote for the merger proposal is based on the number of votes LaSalle's common shareholders are entitled to cast rather than on the number of votes cast, failure to vote your LaSalle common shares (including failure to give voting instructions to your broker or other nominee) and abstentions will have the same effect as voting "AGAINST" the merger proposal.

        In addition, the approval of the LaSalle advisory (non-binding) proposal on specified compensation and the approval of the LaSalle adjournment proposal each requires the affirmative vote of a majority of the votes cast on the proposal. Approval of these proposals is not a condition to completion of the mergers. For the purpose of each of these proposals, if a LaSalle shareholder fails to cast a vote on such proposal, in person or by authorizing a proxy, such failure will not have any effect on the outcome of such proposal. Abstentions are not considered votes cast and therefore will have no effect on the outcome of such proposals.

        Accordingly, in order for your LaSalle common shares to be included in the vote, if you are a shareholder of record of LaSalle common shares, you must either return the enclosed LaSalle proxy card, authorize your proxy or voting instructions by telephone or through the Internet or vote in person at the LaSalle special meeting.

        As of the record date, LaSalle's trustees and executive officers owned and are entitled to vote an aggregate of approximately 595,590 LaSalle common shares, entitling them to exercise less than 1% of the voting power of the LaSalle common shares entitled to vote at the LaSalle special meeting. LaSalle's trustees and executive officers have informed LaSalle that they intend to vote the LaSalle common shares that they own in favor of the merger proposal, in favor of the LaSalle advisory (non-binding) proposal on specified compensation and in favor of the LaSalle adjournment proposal.

        In addition, at the close of business on the record date, Pebblebrook OP owned and was entitled to vote 10,809,215 LaSalle common shares, or approximately 9.8% of the LaSalle common shares issued and outstanding on that date. In the merger agreement, Pebblebrook OP agreed to vote all of its LaSalle common shares in favor of the company merger.

        Votes cast by proxy or in person at the LaSalle special meeting will be counted by the person appointed by LaSalle to act as inspector of election for the LaSalle special meeting. The inspector of election will also determine the number of LaSalle common shares represented at the LaSalle special meeting, in person or by proxy.

How to Authorize a Proxy

        Holders of record of LaSalle common shares may vote or cause their shares to be voted by proxy using one of the following methods:

  •
  mark, sign, date and return the enclosed LaSalle proxy card by mail;

  •
  authorize your proxy or voting instructions by telephone or through the Internet by following the instructions included with your LaSalle proxy card; or

  •
  appear and vote in person at the LaSalle special meeting.

        Regardless of whether you plan to attend the LaSalle special meeting, LaSalle requests that you authorize a proxy to vote your LaSalle common shares as described above as promptly as possible.

        Under NYSE rules, all of the proposals in this joint proxy statement/prospectus are non-routine matters, so there can be no broker non-votes at the LaSalle special meeting. A broker non-vote occurs when shares held by a bank, broker, trust or other nominee are represented at a meeting, but the bank, broker, trust or other nominee has not received voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares on a particular proposal but has discretionary voting power on other proposals at such meeting. Accordingly, if you own LaSalle common shares through a broker, bank or other nominee (i.e., in "street name"), you must provide voting instructions in accordance with the instructions on the voting instruction card that your broker, bank or other nominee provides to you, as brokers, banks and other nominees do not have discretionary voting authority with respect to any of the three proposals described in this joint proxy statement/prospectus. You should instruct your broker, bank or other nominee as to how to vote your LaSalle common shares following the directions contained in such voting instruction card. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, bank or other nominee who can give you directions on how to vote your LaSalle common shares. If you hold your LaSalle common shares through a broker, bank or other nominee and wish to vote in person at the LaSalle special meeting, you must obtain a "legal proxy," executed in your favor, from the broker, bank or other nominee (which may take several days). Because the merger proposal requires the affirmative vote of the holders of at least 66 2/3% of all of the outstanding LaSalle common shares, the failure to provide your bank, broker, trust or other nominee with voting instructions will have the same effect as voting "AGAINST" the merger proposal. Because the approval of each of the LaSalle advisory (non-binding) proposal on specified compensation and the LaSalle adjournment proposal requires the affirmative vote of a majority of the votes cast on such proposal, and because your bank, broker, trust or other nominee does not have discretionary authority to vote on either proposal, the failure to provide your bank, broker, trust or other nominee with voting instructions will have no effect on approval of either proposal, assuming a quorum is present.

Proxies and Revocation

        If you authorize a proxy to vote your LaSalle common shares, your LaSalle common shares will be voted at the LaSalle special meeting as you indicate on your proxy. If no instructions are indicated when you authorize your proxy, your LaSalle common shares will be voted in accordance with the recommendations of the LaSalle Board. The LaSalle Board recommends that you vote "FOR" the merger proposal, "FOR" the LaSalle advisory (non-binding) proposal on specified compensation and "FOR" the LaSalle adjournment proposal.

        You may revoke your proxy at any time, but only before the proxy is voted at the LaSalle special meeting, in any of three ways:

  •
  by delivering, prior to the date of the LaSalle special meeting, a written revocation of your proxy dated after the date of the proxy that is being revoked to LaSalle's Corporate Secretary at 7550 Wisconsin Avenue, 10th Floor, Bethesda, Maryland 20814;

  •
  by delivering to LaSalle's Corporate Secretary a later-dated, duly executed proxy or by authorizing your proxy by telephone or by Internet at a date after the date of the previously authorized proxy relating to the same common shares; or

  •
  by attending the LaSalle special meeting and voting in person by ballot.

        Attendance at the LaSalle special meeting will not, in itself, constitute revocation of a previously granted proxy. If you own LaSalle common shares in "street name," you may revoke or change previously granted voting instructions by following the instructions provided by the broker, bank or other nominee that is the registered owner of the shares.

        No matters other than the proposals set forth above may be brought before the LaSalle special meeting.

Solicitation of Proxies

        LaSalle will bear the cost of solicitation of proxies for the LaSalle special meeting. LaSalle has engaged Mackenzie to assist in the solicitation of proxies for a fee of approximately $75,000 ($30,000 of which was previously paid in connection with the solicitation of proxies with respect to the Blackstone merger agreement, which was terminated on September 6, 2018), plus an additional fee of $100,000 upon the completion of the mergers, plus reimbursement of reasonable expenses. LaSalle has also agreed to indemnify Mackenzie Partners, Inc. against certain losses, damages and expenses. LaSalle's trustees, officers and employees also may solicit proxies by mail, personal interview, telephone, facsimile, e-mail, on the Internet or otherwise. LaSalle's trustees, officers and employees will not be paid any additional amounts for soliciting proxies. LaSalle also will request persons, firms and corporations holding shares in their names, or in the names of their nominees, that are beneficially owned by others to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

Adjournments

        Although it is not currently expected, the LaSalle special meeting may be adjourned for the purpose of soliciting additional proxies if the holders of a sufficient number of LaSalle common shares are not present at the LaSalle special meeting, in person or by proxy, to constitute a quorum or if LaSalle believes it is reasonably likely that the merger and the other transactions contemplated by the merger agreement will not be approved at the LaSalle special meeting when convened on November 27, 2018, or when reconvened following any adjournment. Any adjournments may be made to a date not more than 120 days after the original record date without notice (other than by an announcement at the LaSalle special meeting), by the affirmative vote of a majority of the votes cast on the proposal to approve any adjournment, whether or not a quorum exists, or by the LaSalle Board for any reason (subject to certain restrictions in the merger agreement, including that the LaSalle special meeting may not be held, without Pebblebrook's consent, on a date that is more than 30 days after the date on which the LaSalle special meeting was originally scheduled).

Postponements

        At any time prior to convening the LaSalle special meeting, the LaSalle Board may postpone the LaSalle special meeting for any reason without the approval of LaSalle's common shareholders (subject to certain restrictions in the merger agreement, including that the LaSalle special meeting may not be held, without Pebblebrook's consent, on a date that is more than 30 days after the date on which the LaSalle special meeting was originally scheduled).

PROPOSALS SUBMITTED TO LASALLE SHAREHOLDERS

Merger Proposal

(Proposal 1 on the LaSalle Proxy Card)

        The LaSalle Board is asking LaSalle shareholders to vote on the merger proposal as contemplated by the merger agreement. For detailed information regarding this proposal, see the information about the mergers and the merger agreement throughout this joint proxy statement/prospectus, including the information set forth in the sections entitled "The Mergers" and "The Merger Agreement." A copy of the merger agreement is attached as Annex A to this joint proxy statement/prospectus.

        Approval of the merger proposal requires the affirmative vote of the holders of at least 66 2/3% of the outstanding LaSalle common shares as of the record date for the LaSalle special meeting. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your LaSalle common shares "FOR," "AGAINST" or "ABSTAIN" on this Proposal 1, your LaSalle common shares will be voted in accordance with the recommendation of the LaSalle Board. Because the required vote for this proposal is based on the number of votes LaSalle shareholders are entitled to be cast rather than on the number of votes cast, failure to vote your LaSalle common shares (including failure to give voting instructions to your broker or other nominee) and abstentions will have the same effect as voting "AGAINST" the merger proposal.

        Approval of this proposal is a condition to the completion of the mergers. In the event this proposal is not approved, the mergers cannot be completed.

Recommendation of the LaSalle Board

The LaSalle Board recommends that LaSalle common shareholders vote "FOR" the merger proposal.

LaSalle Advisory (Non-Binding) Proposal on Specified Compensation

(Proposal 2 on the LaSalle Proxy Card)

        Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) under the Exchange Act, the LaSalle Board is asking LaSalle common shareholders to vote at the LaSalle special meeting on an advisory basis regarding the compensation that may be paid or become payable to LaSalle's named executive officers that is based on or otherwise relates to the company merger. Information intended to comply with Item 402(t) of Regulation S-K concerning this compensation, subject to certain assumptions described therein, is presented in the section entitled "The Mergers—Interests of LaSalle's Trustees, Executive Officers and Employees in the Mergers—Quantification of Payments and Benefits."

        The LaSalle shareholder vote on executive compensation is an advisory vote only, and it is not binding on LaSalle or the LaSalle Board. Further, the underlying arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the company merger is completed, LaSalle's named executive officers will be eligible to receive the compensation that may be paid or become payable to LaSalle's named executive officers that is based on or otherwise relates to the company merger, in accordance with the terms and conditions applicable to such compensation. Approval of this proposal is not a condition to completion of the mergers.

        The LaSalle Board is asking LaSalle shareholders to vote "FOR" the following resolution:

        "RESOLVED, that LaSalle Hotel Properties' common shareholders approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of LaSalle Hotel Properties that is based on or otherwise relates to the company merger, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading "The Mergers—Interests of LaSalle's

Trustees, Executive Officers and Employees in the Mergers—Quantification of Payments and Benefits—'Golden Parachute' Compensation" beginning on page 161 of the joint proxy statement/prospectus dated October 29, 2018 (which disclosure includes the Golden Parachute Compensation Table required pursuant to Item 402(t) of Regulation S-K)."

        Adoption of the above resolution, on a non-binding, advisory basis, requires the affirmative vote of a majority of the votes cast on the proposal. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your LaSalle common shares "FOR," "AGAINST" or "ABSTAIN" on this Proposal 2, your LaSalle common shares will be voted in accordance with the recommendation of the LaSalle Board. An abstention or failure to vote on this proposal will have no effect on the approval of this proposal.

Recommendation of the LaSalle Board

        The LaSalle Board recommends that LaSalle shareholders vote "FOR" the LaSalle advisory (non-binding) proposal on specified compensation.

LaSalle Adjournment Proposal

(Proposal 3 on the LaSalle Proxy Card)

        The LaSalle Board is asking LaSalle common shareholders to vote on a proposal that will give the LaSalle Board the authority to adjourn the LaSalle special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the LaSalle special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        Approval of the LaSalle adjournment proposal requires the affirmative vote of a majority of the votes cast on the proposal. Approval of this proposal is not a condition to the completion of the mergers. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your LaSalle common shares "FOR," "AGAINST" or "ABSTAIN" on this Proposal 3, your LaSalle common shares will be voted in accordance with the recommendation of the LaSalle Board. An abstention or failure to vote on this proposal will have no effect on the approval of this proposal.

        In addition, even if a quorum is not present at the LaSalle special meeting, the LaSalle Board or the LaSalle shareholders by the affirmative vote of a majority of the votes cast at the LaSalle special meeting may adjourn the meeting to another place, date or time (subject to certain restrictions in the merger agreement, including that the LaSalle special meeting may not be held, without Pebblebrook's consent, on a date that is more than 30 days after the date on which the LaSalle special meeting was originally scheduled).

Recommendation of the LaSalle Board

        The LaSalle Board recommends that LaSalle shareholders vote "FOR" the LaSalle adjournment proposal.

 THE MERGERS

        The following is a description of the material aspects of the mergers. While Pebblebrook and LaSalle believe that the following description covers the material terms of the mergers, the description may not contain all of the information that is important to Pebblebrook shareholders and LaSalle shareholders. Pebblebrook and LaSalle encourage Pebblebrook shareholders and LaSalle shareholders to carefully read this entire joint proxy statement/prospectus, including the merger agreement and the other documents attached to this joint proxy statement/prospectus and incorporated herein by reference, for a more complete understanding of the mergers.

Background of the Mergers

        The following chronology summarizes the key meetings and events that led to the signing of the merger agreement. The following chronology does not purport to catalogue every conversation among the parties to the transaction, their boards of trustees, management or representatives and other parties.

        Pebblebrook's executive officers have extensive experience with LaSalle and 35 of its 41 hotel properties. Mr. Bortz, Pebblebrook's President, Chief Executive Officer and Chairman of the Board, founded LaSalle and was its president, chief executive officer and a trustee from its formation in 1998 until his retirement from LaSalle in 2009 and in addition served as chairman of the LaSalle Board from 2001 until his retirement from LaSalle. During Mr. Bortz's tenure at LaSalle, LaSalle purchased 22 of the 41 hotel properties LaSalle currently owns. Mr. Martz, Pebblebrook's Executive Vice President, Chief Financial Officer, Treasurer and Secretary, served as LaSalle's treasurer from 2004 to 2005, vice president of finance from 2001 to 2004 and director of finance from 1998 to 2001. In addition, Pebblebrook either bid on or extensively reviewed and underwrote 12 additional LaSalle hotels, and received an offering memorandum for one other, when Pebblebrook evaluated them for purchase from third parties prior to their acquisition by LaSalle.

        Given Mr. Bortz's prior experience founding and leading LaSalle, the possibility of Pebblebrook and LaSalle combining had been considered by Pebblebrook's executive officers and suggested by members of the investment community for several years, beginning as early as 2014. The possibility was suggested by certain institutional investors in meetings with Pebblebrook throughout 2017.

        In October 2017, Pebblebrook management began specifically to consider the possibility of a strategic combination with LaSalle. Shortly thereafter, they spoke with representatives of Pebblebrook's financial advisor, Raymond James, about the potential combination.

        On October 18 and 19, 2017, the Pebblebrook Board met for its regular quarterly meeting, at which the possibility of a strategic combination with LaSalle was considered.

        Between October 2017 and January 2018, Pebblebrook management continued to analyze a potential strategic combination with LaSalle and spoke with representatives of Raymond James from time to time about such a transaction.

        On January 12, 2018, the Pebblebrook Board held a meeting to discuss, among other things, a potential strategic combination with LaSalle. Members of the Pebblebrook management team and representatives of Hunton Andrews Kurth LLP, which we refer to as Hunton, Pebblebrook's outside legal counsel, were present. At this meeting, representatives of Hunton reviewed with the Pebblebrook Board its fiduciary duties under applicable law in considering Pebblebrook's strategic alternatives, including a combination with LaSalle. Pebblebrook management discussed with the Pebblebrook Board LaSalle's portfolio of properties and Pebblebrook management's preliminary financial analysis of a potential strategic combination with LaSalle, including parameters for a fixed exchange ratio based on the financial analysis discussed with the Pebblebrook Board. The Pebblebrook Board also considered various strategies for approaching LaSalle to discuss a potential strategic combination. At the conclusion of the meeting, the Pebblebrook Board authorized Pebblebrook to acquire up to 4.8% of the outstanding LaSalle common shares on terms approved by the Pebblebrook Board and also approved a plan in which Pebblebrook management would approach LaSalle's management to discuss a potential combination and deliver an offer letter in accordance with the valuation parameters of LaSalle considered by the Pebblebrook Board.

        Beginning on January 12, 2018, and from time to time through February 21, 2018, Pebblebrook OP purchased, through its broker, Raymond James, an aggregate of 5,438,101 LaSalle common shares in open market transactions.

        On February 13 and 14, 2018, the Pebblebrook Board met for its regular quarterly meeting, at which the potential combination with LaSalle was again discussed in detail, including a strategy for approaching LaSalle to discuss the potential combination. Pebblebrook management also discussed with the Pebblebrook Board its updated preliminary financial analysis of a potential combination with LaSalle, including having taken into consideration the then-current prices of Pebblebrook common shares and LaSalle common shares and Pebblebrook management's estimates of LaSalle's net asset value, as well as the status of Pebblebrook OP's purchases of LaSalle common shares. The Pebblebrook Board reiterated its support of the plan it had approved at its meeting on January 12, 2018, in which Pebblebrook management would approach LaSalle management to discuss a potential combination and deliver an offer letter in accordance with the potential valuation of LaSalle considered by the Pebblebrook Board.

        The LaSalle Board, together with its management, regularly reviews and, when advisable, revises its long-term strategies and objectives in light of developments in real estate and lodging markets, capital market conditions and its business and capabilities. In the course of reviewing its long-term strategies and objectives, the LaSalle Board and management have considered various potential strategic alternatives with the goal of maximizing shareholder value, including potential acquisitions, dispositions and business combination transactions, and have recognized that LaSalle continues to face challenges as a public company. These challenges include the cyclical nature of the lodging industry and the advanced stage of the lodging industry's current economic recovery cycle, the risk of a slowdown of the economy, expected increases in interest rates which could increase the cost of debt, the increase in supply in the lodging industry which over time could drive down both hotel occupancy and room rates and the challenges of acquiring assets on an accretive basis to expand the portfolio in light of the intensely competitive environment and strong price appreciation for luxury, upper upscale and upscale hotels in LaSalle's core markets. The LaSalle Board considered the potential negative impact of such factors on the results of the operations of the lodging industry, including LaSalle, and the related downside risks in its common share price.

        On February 20, 2018, LaSalle announced its results of operations for the three months and year ended December 31, 2017, including a decrease in room revenue per available room and adjusted earnings before interest, taxes, depreciation and amortization for the fourth quarter and full year 2017 as compared with the fourth quarter and full year 2016. In addition, LaSalle provided earnings guidance for the first time in two years and, based on such outlook, disclosed that the LaSalle Board expected to reduce LaSalle's quarterly dividend rate during 2018. On February 21, 2018, the closing price per LaSalle common share on the NYSE was $25.37, which represented a 10% decline from the previous trading day's closing price of $28.25.

        On the evening of March 5, 2018, while attending the Citi 2018 Global Property CEO Conference in Hollywood, Florida, Michael D. Barnello, who serves as LaSalle's President and Chief Executive Officer and is a member of the LaSalle Board, and Mr. Bortz met for dinner at the invitation of Mr. Bortz. During this dinner, Mr. Bortz, at the direction of the Pebblebrook Board, stated that Pebblebrook was interested in a business combination with LaSalle and that he would be sending a written acquisition proposal to the LaSalle Board. Mr. Barnello responded that the LaSalle Board was always open to considering opportunities to maximize shareholder value and would review

Pebblebrook's written proposal. Following the dinner, Mr. Barnello informed the other members of the LaSalle Board about Pebblebrook's expression of interest. Upon Mr. Bortz's retirement from LaSalle in September 2009, Mr. Barnello was appointed as its Chief Executive Officer and Stuart L. Scott was appointed Chairman of the LaSalle Board. The retirement of Mr. Bortz and the appointment of both Mr. Barnello and Mr. Scott were previously disclosed by LaSalle in its Current Report on Form 8-K filed with the SEC on September 14, 2009.

        On March 6, 2018, the LaSalle Board met to discuss, among other things, Mr. Barnello's dinner with Mr. Bortz. Members of LaSalle management and representatives of its outside corporate securities counsel DLA Piper LLP (US), which we refer to as DLA Piper, were present. Mr. Barnello summarized for the LaSalle Board his discussion with Mr. Bortz. Representatives of DLA Piper reviewed with the LaSalle Board its fiduciary duties under applicable law. In light of the imminent written proposal from Pebblebrook, the LaSalle Board determined that it would be appropriate for LaSalle to retain outside financial advisors and additional outside legal counsel to assist the LaSalle Board in its evaluation of the Pebblebrook proposal and related matters. The LaSalle Board discussed that management, in consultation with several members of the LaSalle Board, had contacted financial and legal advisor candidates, including Citigroup Global Markets Inc., which we refer to as Citi, and Goldman Sachs & Co. LLC, which we refer to as Goldman Sachs, as financial advisors, and Goodwin Procter LLP, which we refer to as Goodwin, as additional outside legal counsel. The LaSalle Board authorized management to continue discussions with representatives of Citi and Goldman Sachs regarding their candidacy to serve as financial advisors. The LaSalle Board considered Citi as a potential investment banking firm candidate to assist and advise the LaSalle Board because of Citi's qualifications, experience and reputation, long-standing relationship with LaSalle (serving as an underwriter in its equity offerings and as a lender under its credit facility and term loans) and substantial knowledge of the lodging REIT industry. The LaSalle Board considered Goldman Sachs as a potential investment banking firm candidate to assist and advise the LaSalle Board because of Goldman Sachs' qualifications, experience and reputation, its knowledge of the lodging REIT industry and its involvement in recent transactions in the REIT industry and its experience with shareholder activism and acquisition transactions generally.

        Later on March 6, 2018, Messrs. Scott and Barnello received a letter from Mr. Bortz on behalf of Pebblebrook, which we refer to as the March 6 letter, and the proposal set forth therein as the March 6 proposal. The March 6 letter stated that Pebblebrook had believed for several years that there would be tremendous benefits from merging the two companies. The March 6 letter proposed an all-stock business combination of LaSalle and Pebblebrook at an implied price of $30.00 per share for 100% of outstanding LaSalle common shares based on a 10-day volume weighted average price of Pebblebrook common shares ending on March 5, 2018, paid in Pebblebrook common shares utilizing a fixed exchange ratio of 0.8655 Pebblebrook common shares for each LaSalle common share. The letter stated that the proposal represented a premium of 17.5% to current price per LaSalle common share. The letter also stated that Pebblebrook had accumulated a 4.8% ownership position in LaSalle common shares through open market purchases and proposed that the companies enter into a mutual exclusivity agreement for a mutually agreed duration. The letter also indicated that certain of LaSalle's trustees (who were not named) would join the board of trustees of the proposed combined company and that Pebblebrook's executive management team would lead the proposed combined company. In the letter, Pebblebrook requested a response from LaSalle by March 16, 2018. The March 6 letter was circulated to the LaSalle Board. On March 6, 2018, the closing price per LaSalle common share on the NYSE was $25.39.

        On March 6, 2018, Mr. Bortz spoke with representatives of BAML about BAML advising Pebblebrook in connection with the proposed transaction.

        On March 7, 2018, the LaSalle Board met to discuss, among other things, Pebblebrook's March 6 proposal. Members of LaSalle management and representatives of DLA Piper were present. The

LaSalle Board reviewed the terms and conditions of Pebblebrook's March 6 proposal. In reviewing Pebblebrook's March 6 proposal, the LaSalle Board considered, among other things, that the Pebblebrook common shares being offered as consideration could fluctuate (positively or negatively) prior to the closing of the transaction, and that the proposal therefore lacked the price certainty of a cash proposal or a proposal with a meaningful cash component or a pricing collar or similar type of pricing protection mechanism. The LaSalle Board also discussed its concerns that Pebblebrook common shares trade at a significantly higher EBITDA multiple as compared to other publicly-traded lodging REITs and whether this would continue in the future. The LaSalle Board also discussed that Pebblebrook had acquired a 4.8% ownership position in LaSalle common shares and that there was significant turnover in LaSalle's shareholder base following LaSalle's announcement of financial results on February 20, 2018. After discussion, the LaSalle Board determined that it should further review Pebblebrook's March 6 proposal and any potential response to Pebblebrook in the context of LaSalle's standalone plan.

        Mr. Barnello also updated the LaSalle Board on his recent discussions with representatives of Citi, Goldman Sachs and Goodwin. The LaSalle Board determined that it would be appropriate for LaSalle to retain these financial and legal advisors to assist the LaSalle Board in its evaluation of the financial and legal aspects of Pebblebrook's March 6 proposal, respectively, any response thereto and related matters. The LaSalle Board authorized management to negotiate engagement letters with each of Citi and Goldman Sachs, subject to confirmation by the LaSalle Board that Citi and Goldman Sachs, respectively, did not have any engagements that would interfere with the ability of Citi and Goldman Sachs to serve as LaSalle's financial advisors. The LaSalle Board also determined that all communications by LaSalle with Pebblebrook regarding its March 6 proposal would be made solely through Mr. Barnello, so that LaSalle communicated with one voice.

        Also at the meeting, the LaSalle Board established an advisory transaction committee, which we refer to as the LaSalle transaction committee, to assist the LaSalle Board, in between board meetings, in considering the Pebblebrook proposal and the range of alternative actions available to LaSalle, including discussing such matters with Mr. Barnello. Mr. Scott, Jeffery T. Foland and Darryl Hartley-Leonard, all of whom are non-management, independent trustees and have significant experience with acquisition transactions, were appointed to the LaSalle transaction committee. Throughout the LaSalle transaction committee's evaluation of Pebblebrook's proposals and a potential sale of LaSalle, the LaSalle transaction committee conducted formal meetings, but its members were also in regular informal communication with Mr. Barnello, representatives of LaSalle's financial and legal advisors and with each other. In addition, the LaSalle transaction committee, as well as the LaSalle Board, frequently met in executive session with only the independent trustees and, on certain occasions, representatives of Goodwin and DLA Piper present.

        Later in the week of March 5, 2018, LaSalle engaged Goodwin to act as additional outside legal counsel to the LaSalle Board. In the following weeks, representatives of Goodwin and DLA Piper reviewed the LaSalle Board's duties under the circumstances and representatives of Citi and Goldman Sachs reviewed various preliminary financial analyses with the LaSalle Board and the LaSalle transaction committee to assist the LaSalle Board and the LaSalle transaction committee in evaluating Pebblebrook's March 6 proposal and to prepare for a potential public disclosure of the proposal by Pebblebrook.

        On March 8, 2018, Mr. Bortz sent an email to Mr. Scott and indicated that he would be interested in discussing Pebblebrook's March 6 proposal with Mr. Scott. Consistent with the LaSalle Board's determination on March 7, 2018, Mr. Scott replied that all communications between the companies on this topic should be made through Mr. Barnello.

        On March 12, 2018, the LaSalle Board met to discuss, among other things, Pebblebrook's March 6 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and

DLA Piper were present. Representatives of Goodwin provided the LaSalle Board with an overview of their fiduciary duties under applicable law and applied these principles to considering Pebblebrook's March 6 proposal. Representatives of Citi and Goldman Sachs reviewed with the LaSalle Board their preliminary financial analyses of certain financial aspects of Pebblebrook's March 6 proposal based in part on publicly-available Wall Street research consensus estimates of LaSalle's and Pebblebrook's financial prospects. Representatives of Citi and Goldman Sachs also provided an update on lodging industry fundamentals and an update on trading performance in the lodging REIT sector. In response to questions from the LaSalle Board about Citi's and Goldman Sachs' relationships with Pebblebrook, representatives of Citi and Goldman Sachs responded in such a manner that satisfied the LaSalle Board in determining that any such relationships would not interfere with either Citi's or Goldman Sachs' ability to serve as a financial advisor to LaSalle, subject to review by the LaSalle Board of customary written relationships disclosure regarding Pebblebrook.

        The LaSalle Board discussed the implications of the unsolicited nature of Pebblebrook's proposal, its acquisition of 4.8% of the outstanding LaSalle common shares and the potential courses of action that Pebblebrook might pursue, including publicly disclosing its unsolicited proposal for an acquisition of LaSalle. The LaSalle Board discussed that if Pebblebrook's proposal became public, LaSalle could receive additional acquisition offers.

        Following discussion of these topics with management and consultation with representatives of Citi, Goldman Sachs, Goodwin and DLA Piper, the LaSalle Board noted that LaSalle had an existing 2018 budget which included forecasts for the year ending December 31, 2018 and directed management to prepare a five-year standalone plan for consideration in connection with Pebblebrook's March 6 proposal and any other strategic alternatives to be considered by the LaSalle Board. The LaSalle Board decided to meet to discuss these topics in further detail on March 20, 2018. The LaSalle Board also directed Goodwin to request that each of Citi and Goldman Sachs provide to the LaSalle Board its customary written relationships disclosure letter regarding Pebblebrook.

        At the conclusion of the meeting, the independent board members participating in the meeting met in executive session with Goodwin and DLA Piper to further discuss Pebblebrook's March 6 proposal and potential strategic alternatives available to LaSalle.

        On March 16, 2018, at the direction of the LaSalle Board, representatives of Citi and Goldman Sachs contacted representatives of Raymond James, and indicated that LaSalle had received the March 6 letter and would respond to Pebblebrook in due course.

        On March 19, 2018, representatives of Citi and Goldman Sachs, as instructed by the LaSalle Board, confirmed to representatives of Raymond James that LaSalle was carefully reviewing the merits of Pebblebrook's March 6 proposal in consultation with representatives of its financial and legal advisors and would respond in due course.

        On March 20, 2018, the LaSalle Board met to discuss further Pebblebrook's March 6 proposal and LaSalle's standalone plan. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Goodwin provided the LaSalle Board with an overview of their fiduciary duties under applicable law and the application of those principles to Pebblebrook's March 6 proposal. LaSalle management discussed with the LaSalle Board LaSalle's standalone plan developed at the direction of the LaSalle Board, which included management's forecasts for the fiscal years ended December 31, 2018 through December 31, 2022, and the underlying assumptions to these forecasts. The LaSalle Board discussed the risks, challenges and strategic opportunities facing LaSalle in the context of reviewing management's forecasts. Following discussion and questions of management about the assumptions on which the plan was based, the LaSalle Board approved management's forecasts for use by Citi and Goldman Sachs.

        The LaSalle Board then considered the option of LaSalle continuing as an independent public company and discussed the expected performance of LaSalle in the future. The LaSalle Board discussed the increase in supply and competition in LaSalle's markets and the expected future negative impact on hotel occupancy and room rates. The LaSalle Board also discussed current lodging REIT valuations and LaSalle's common share price as compared to the valuation proposed in Pebblebrook's March 6 proposal. The LaSalle Board reviewed the current macro-environment, the current performance of the REIT industry and lodging REIT sector in particular and observations regarding the perception of LaSalle and Pebblebrook in the investment community.

        The LaSalle Board, with the assistance of LaSalle management and in consultation with representatives of the LaSalle Board's financial and legal advisors, discussed other strategic alternatives available to LaSalle that could potentially enhance shareholder value, including whether to continue to execute the long-term plan as a standalone company, accelerate the return of capital to shareholders and pursue hotel acquisitions and dispositions, or whether to engage in a process to explore interest in a potential sale of LaSalle (with both strategic and financial buyers).

        The LaSalle Board, with the assistance of LaSalle management and in consultation with representatives of the financial and legal advisors, also further discussed Pebblebrook's March 6 proposal, including Pebblebrook's financial prospects based on Pebblebrook's public guidance for 2018 at the time, Wall Street research consensus estimates and management's forecasts, as well as recent trading prices of Pebblebrook common shares, and the implied value of the share consideration proposed by Pebblebrook. The LaSalle Board and management reviewed the possibility of a business combination with Pebblebrook, including the geographical markets in which LaSalle and Pebblebrook own properties, long-term growth, short- and long-term financial benefits, views of the strengths and weaknesses of both companies and other factors. The LaSalle Board also discussed potential risks regarding the use of Pebblebrook common shares as consideration to be received by LaSalle shareholders, including that Pebblebrook common shares traded at prices between $27.01 and $39.74 over the previous 12 months, Pebblebrook's common shares trade at a significantly higher EBITDA multiple as compared to other publicly-traded lodging REITs and whether this would continue in the future, and the inherent risk associated with a potential decline in the trading price of Pebblebrook common shares before the closing of a potential transaction. The LaSalle Board also considered that Pebblebrook would be the ultimate surviving entity in the proposed combination, and that LaSalle shareholders would own approximately 57% of the combined company. The LaSalle Board also considered that Pebblebrook's March 6 proposal contemplated that, while a majority of the combined company would be owned by LaSalle shareholders, Pebblebrook trustees elected by Pebblebrook shareholders would likely constitute a majority of the board of trustees of the proposed combined company. Following these discussions, the LaSalle Board reviewed various potential paths forward to maximize value for shareholders and determined that, given the potential risks associated with Pebblebrook's common share consideration, it would not be in the best interests of shareholders to engage in discussions with Pebblebrook at that time. The LaSalle Board authorized and directed LaSalle management and representatives of its advisors to contact Pebblebrook and its advisors to express its determination.

        The LaSalle Board also discussed potential disruptions to LaSalle's business (including the potential loss of business partners, customers and employees) as a result of Pebblebrook's March 6 proposal, including if it were to be publicly disclosed. In this regard, representatives of Goodwin and DLA Piper discussed with the LaSalle Board that the consummation of Pebblebrook's March 6 proposal (which provided that Pebblebrook trustees would likely constitute a majority of the board of trustees of the proposed combined company) would be considered a change in control under the severance agreements with LaSalle's senior officers (which are summarized under the section entitled "—Interests of LaSalle's Trustees, Executive Officers and Employees in the Mergers—Change in Control Severance Agreements" beginning on page 157) and that if LaSalle's senior officers were terminated in connection with the proposed transaction, then they would be entitled to the severance payments and benefits under the applicable severance agreements and vesting of their equity awards. Representatives of Goodwin and DLA Piper also reviewed with the LaSalle Board that LaSalle's employees, other than LaSalle's senior officers, would not be provided with similar severance payments and benefits in the event they were terminated in connection with the consummation of Pebblebrook's March 6 proposal. Following this discussion, the LaSalle Board approved a cash retention bonus plan for certain of LaSalle's employees, other than its senior officers (which is summarized under the section entitled "—Interests of LaSalle's Trustees, Executive Officers and Employees in the Mergers—Payment of Employee Bonuses" beginning on page 158).

        Later on March 20, 2018, Messrs. Scott and Barnello received a letter from Mr. Bortz, which we refer to as the March 20 letter, stating that Pebblebrook had not received a response to its March 6 proposal, other than the courtesy call from representatives of LaSalle's financial advisors to representatives of Raymond James on March 16, 2018, and reiterating Pebblebrook's interest in pursuing a merger with LaSalle. The March 20 letter was circulated to the LaSalle Board that evening.

        On March 21, 2018, as directed by the LaSalle Board, representatives of Citi and Goldman Sachs informed representatives of Raymond James that the LaSalle Board would provide a response to Pebblebrook's March 6 letter on March 22, 2018.

        On March 21, 2018, the LaSalle Board met to discuss, among other things, Pebblebrook's March 20 letter. Members of LaSalle's management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Mr. Barnello reviewed with the LaSalle Board Pebblebrook's March 20 letter and a proposed response letter to Pebblebrook's March 6 letter based on the LaSalle Board's discussions at its meeting on March 20, 2018. Mr. Barnello also reviewed with the LaSalle Board the proposed communications plans that LaSalle management had prepared with the assistance of the LaSalle Board's advisors to respond to a public disclosure of Pebblebrook's March 6 proposal. The LaSalle Board directed Mr. Barnello to send the proposed response letter to Pebblebrook and representatives of Citi and Goldman Sachs to contact representatives of Raymond James to express the determination made by the LaSalle Board at its meeting on March 20, 2018 and summarized in the proposed response letter.

        On March 22, 2018, in accordance with the direction from the LaSalle Board, Messrs. Scott and Barnello sent the response letter to Mr. Bortz, which stated that after careful consideration the LaSalle Board had unanimously determined that Pebblebrook's March 6 proposal was insufficient from both price and mix of consideration perspectives and was therefore not in the best interests of LaSalle shareholders.

        On March 22, 2018, Mr. Barnello received an unsolicited call from a representative of an affiliate of The Blackstone Group L.P., which we refer to as Blackstone, who indicated that in the course of Blackstone's regular review of public companies in the REIT industry, Blackstone noticed an apparent dislocation of LaSalle's share price to its net asset value. The representative of Blackstone indicated that Blackstone would be interested in discussing a potential strategic transaction with LaSalle if there was mutual interest from the LaSalle Board. Mr. Barnello responded that the LaSalle Board was always open to considering opportunities to maximize shareholder value and that he would inform the LaSalle Board of this conversation.

        On March 23 and March 24, 2018, as directed by the LaSalle Board, representatives of Citi and Goldman Sachs had discussions with representatives of Raymond James regarding Pebblebrook's March 6 proposal and LaSalle's response. During these discussions, at the direction of the Pebblebrook Board, representatives of Raymond James requested that the senior management teams and financial advisors of the respective companies have an in-person meeting to discuss Pebblebrook's March 6 proposal. Representatives of Citi and Goldman Sachs, at the direction of the LaSalle transaction committee and management, responded that LaSalle did not believe it would be appropriate to hold an in-person meeting at that time.

        On March 24, 2018, the Pebblebrook Board held a meeting to discuss, among other things, the potential combination with LaSalle and LaSalle's response to Pebblebrook's March 6 proposal. Members of the Pebblebrook management team and representatives of Hunton and Raymond James were present. Pebblebrook management discussed with the Pebblebrook Board various preliminary financial analyses with respect to a potential combination with LaSalle. The Pebblebrook Board also considered various strategies for responding to LaSalle. Following discussion, the Pebblebrook Board authorized Pebblebrook to make public its offer to acquire LaSalle.

        On March 25, 2018, the LaSalle Board met to discuss, among other things, the interactions with Pebblebrook. Members of LaSalle's management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Mr. Barnello and representatives of Citi and Goldman Sachs updated the LaSalle Board on the recent discussions with representatives of Raymond James. Mr. Barnello reviewed with the LaSalle Board the current communications plan prepared by LaSalle's management with the assistance of its advisors in the event that Pebblebrook's proposal became public. Representatives of Citi and Goldman Sachs reviewed with the LaSalle Board certain preliminary financial analyses of both LaSalle and Pebblebrook. The LaSalle Board also adopted a dividend policy for the remaining quarters of 2018. Mr. Barnello also apprised the LaSalle Board of his conversation with Blackstone.

        On March 28, 2018, prior to the opening of trading on the NYSE, Pebblebrook issued a press release disclosing its March 6 letter and March 20 letter, as well as LaSalle's March 22 letter. On March 27, 2018, the closing price per LaSalle common share on the NYSE was $24.84, which was the last closing price prior to the public announcement of Pebblebrook's March 6 proposal.

        Subsequently on March 28, 2018, LaSalle issued a press release confirming that the LaSalle Board had unanimously rejected Pebblebrook's unsolicited proposal, and providing its rationale for doing so. The press release also indicated that the LaSalle Board continued to be open-minded and would consider any alternatives that enhance long-term shareholder value. LaSalle also announced its dividend policy for the remaining quarters of 2018, stating that LaSalle expected to pay a quarterly dividend of $0.225 per LaSalle common share for each of the quarters ending June 30, 2018, September 30, 2018 and December 31, 2018. The amount of the announced quarterly dividend was a 50% reduction from the amount of the quarterly dividend LaSalle had been paying per LaSalle common share since July 15, 2015.

        Also on March 28 and March 29, 2018, respectively, representatives of Goldman Sachs and Citi each received calls from a representative of Blackstone expressing Blackstone's possible interest in acquiring LaSalle. The representatives of Citi and Goldman Sachs indicated to Blackstone's representatives that they would inform LaSalle of Blackstone's possible interest.

        Beginning on March 28, 2018, in light of the public announcement of Pebblebrook's March 6 proposal, LaSalle and representatives of Citi and Goldman Sachs received unsolicited correspondence from potentially interested financial sponsors and strategic parties. During that time LaSalle also received correspondence from certain LaSalle shareholders holding individually in the range of 3.0% to 9.1% of the outstanding LaSalle common shares, including HG Vora Capital Management, LLC and certain affiliated investment funds, which we refer to, collectively, as HG Vora, which filed a Schedule 13D on April 2, 2018. During that time through May 20, 2018, LaSalle's management, at the direction of, and in consultation with the LaSalle Board and the LaSalle transaction committee, and with the assistance of LaSalle's financial and legal advisors, held discussions with certain of these LaSalle shareholders. During these discussions, several LaSalle shareholders indicated that they expected the LaSalle Board would independently evaluate all available options to maximize shareholder value, including any proposals received from Pebblebrook.

        Later on March 28, 2018, the LaSalle Board held a meeting to discuss, among other things, the public announcement of Pebblebrook's March 6 proposal. Members of LaSalle's management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. The LaSalle Board discussed, in consultation with representatives of its financial and legal advisors, the impact on LaSalle's business of the public announcement of Pebblebrook's March 6 proposal and LaSalle's public response. Mr. Barnello and representatives of Citi and Goldman Sachs also updated the LaSalle Board regarding unsolicited correspondence they had received from other potentially interested financial and strategic parties and LaSalle shareholders in light of the public announcement of Pebblebrook's March 6 proposal. Following these discussions, the LaSalle Board concluded that, in light of recent events and the issues and topics discussed at prior board meetings, the LaSalle Board should consider at a subsequent meeting the process for exploration of a potential sale of LaSalle.

        On April 3, 2018, Mr. Barnello received a call from a representative of Blackstone, during which the representative of Blackstone expressed Blackstone's interest in acquiring LaSalle in an all-cash transaction in the range of $28.00 to $30.00 per share. Mr. Barnello said that he would inform the LaSalle Board of Blackstone's interest. On April 3, 2018, the closing price per LaSalle common share on the NYSE was $29.59.

        On April 3, 2018, the LaSalle Board met to discuss, among other things, the exploration of a potential sale of LaSalle. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Mr. Barnello apprised the LaSalle Board of his discussion with Blackstone. The representatives of Citi and Goldman Sachs reviewed potential strategic parties, financial sponsors and brand management companies who might have an interest in acquiring LaSalle. The LaSalle Board discussed the potential risks and benefits of commencing a process in which parties would be invited to review confidential information and submit indications of interest with respect to a potential acquisition of LaSalle. In particular, the LaSalle Board discussed the potential disruptions to LaSalle's business during a protracted process, the risk of leaks about the process that might arise from contacting other parties, and the potential impact of such leaks on LaSalle's business, including the potential loss of business partners, customers and employees. The LaSalle Board also discussed the potential need to disclose proprietary and confidential information to current and potential competitors during such process. The LaSalle Board also considered the risks and challenges in conducting a strategic process in light of Pebblebrook's publicly disclosed March 6 proposal to acquire LaSalle.

        Based on the benefits and risks discussed at this meeting and the previous meetings of the LaSalle Board and the LaSalle transaction committee, the LaSalle Board determined, based on its knowledge of the lodging REIT industry and LaSalle, its discussions with representatives of the financial and legal advisors and the strategic alternatives potentially available to LaSalle, including pursuing a business combination with Pebblebrook and remaining as an independent public company, that it was in the best interests of LaSalle shareholders to take steps to further explore a potential sale of LaSalle.

        Following this discussion, representatives of Goodwin reviewed with the LaSalle Board its fiduciary duties under applicable law, particularly in the context of exploring a possible sale of LaSalle. Representatives of Goodwin also discussed the role of the LaSalle Board in overseeing the strategic review process and ways for doing so, including evaluating potentially forming a special committee consisting solely of independent and disinterested trustees of the LaSalle Board as well as LaSalle's management being restricted from having discussions with financial sponsors regarding their future roles, compensation, retention or investment arrangements in connection with a proposed transaction. After discussion with Goodwin, the LaSalle Board determined that given the facts and circumstances of the situation a special committee was not necessary, but that during the strategic review process the independent trustees of the LaSalle Board would continue their practice of holding executive sessions and, at the invitation of the independent trustees, representatives of the financial advisors and outside legal counsel would participate in those sessions. The LaSalle Board and members of LaSalle's management then discussed the role of LaSalle's management in the strategic process. They agreed that, except as otherwise instructed by the LaSalle Board, management would not engage in discussions regarding any compensation, retention or investment arrangements with bidders so as to avoid any potential conflict or concern of favoring any one bidder over other bidders.

        At the meeting, with input from representatives of Citi and Goldman Sachs and members of management, the LaSalle Board discussed the types of potential acquirers (strategic, financial and brand management) that might be interested in participating in a formal sale process for LaSalle. The LaSalle Board considered various factors concerning such potential acquirers including, among other things, experience in executing public mergers and/or acquisitions or purchases of significant real estate portfolios, financial ability to pay and capacity to execute a transaction of this size, experience in the lodging REIT industry, potential interest in acquiring LaSalle and confidentiality and competitive concerns.

        Also at the meeting, the LaSalle Board discussed the customary written relationships disclosure provided by each of Citi and Goldman Sachs at the request of the LaSalle Board and distributed to the LaSalle Board prior to the April 3 meeting. After discussion, including with Goodwin, the LaSalle Board determined that those relationships would not interfere with either Citi's or Goldman Sachs' ability to serve as a financial advisor to LaSalle. As part of this discussion, Goodwin outlined the material terms of the proposed engagements of each of Citi and Goldman Sachs. Following this discussion, the LaSalle Board determined to engage both Citi and Goldman Sachs as its financial advisors to assist the LaSalle Board in its evaluation of strategic alternatives, including with respect to proposals from Pebblebrook.

        At the conclusion of the meeting, the independent trustees participating in the meeting met in executive session with Goodwin and DLA Piper to further discuss the strategic process.

        From April 5 through April 17, 2018, at the direction of the LaSalle Board, representatives of Citi and Goldman Sachs together contacted 20 parties (six strategic parties (including Pebblebrook), nine financial sponsors (including Blackstone) and five brand management companies), that satisfied the criteria discussed and approved by the LaSalle Board at the April 3, 2018 meeting, to participate in a formal sale process for LaSalle. Ten of these parties (including Blackstone and Pebblebrook) entered into confidentiality agreements with LaSalle. These ten parties consisted of three strategic parties, six financial sponsors and one brand management company. Blackstone's confidentiality agreement was entered into on April 10, 2018, and contained standstill obligations that expire on May 9, 2019. All of these other confidentiality agreements (other than Pebblebrook's confidentiality agreement, which is discussed below) contained standstill obligations of various lengths, the shortest of which expires on January 18, 2019. Additionally, all of these standstill obligations either automatically terminated upon LaSalle's announcement of execution of a definitive agreement with a third party to effect the sale of LaSalle, or allowed the bidder to make confidential proposals to LaSalle at any time following LaSalle's announcement of execution of a definitive agreement with a third party to effect the sale of LaSalle. Bidders that entered into a confidentiality agreement with LaSalle were provided access to an online data room containing nonpublic information regarding LaSalle and its properties. Additionally, each such bidder was invited to attend a high-level management presentation conducted by members of LaSalle management. The ten parties that did not enter into a confidentiality agreement with LaSalle indicated that they were not interested in pursuing a transaction with LaSalle at that time. Pebblebrook's confidentiality agreement was entered into on May 5, 2018, as discussed below.

        On April 5, 2018, a draft mutual confidentiality agreement was distributed on behalf of LaSalle to representatives of Raymond James. LaSalle's draft confidentiality agreement provided for, among other things, (i) a standstill provision which prohibited LaSalle or Pebblebrook, as applicable, from taking various actions including making a proposal to acquire the other party until the earlier of 18 months after the execution of the confidentiality agreement or the public announcement by the other party of its execution of a definitive agreement to effect a sale of LaSalle, which we refer to as the standstill provision, (ii) a prohibition from making a public announcement or disclosure of a proposal to acquire the other party, which we refer to as the public acquisition proposal prohibition, and (iii) a prohibition from making any public announcement or disclosure concerning the discussions or negotiations taking place between LaSalle and Pebblebrook or any proposed terms being discussed, which we refer to as the public disclosure prohibition.

        On April 6, 2018, LaSalle executed engagement letters with Citi and Goldman Sachs, respectively, as the LaSalle Board authorized during the April 3, 2018 meeting.

        On April 6, 2018, at the direction of the LaSalle transaction committee, representatives of Citi and Goldman Sachs had discussions with representatives of Raymond James and BAML regarding the proposed mutual confidentiality agreement. During these discussions, at the direction of Pebblebrook management, representatives of Pebblebrook's financial advisors indicated that Pebblebrook would not enter into a confidentiality agreement with standstill obligations without first receiving adequate assurance that Pebblebrook would be provided the same access to diligence materials and given the same opportunities to participate in LaSalle's sale process as the other potential bidders in the process. Per their earlier discussions with the LaSalle transaction committee, representatives of Citi and Goldman Sachs stated that Pebblebrook would be provided access to the same diligence information and be given the same opportunities to participate in LaSalle's sale process as the other bidders in the process.

        On April 9, 2018, representatives of Hunton sent to representatives of Goodwin a revised draft of the mutual confidentiality agreement which, among other things, (i) reduced the period of the proposed standstill provision from 18 months to three months, (ii) allowed Pebblebrook publicly to disclose its acquisition proposals and (iii) deleted the public disclosure prohibition.

        On April 10, 2018, at the direction of the LaSalle transaction committee, representatives of Citi, Goldman Sachs and Goodwin had a discussion with representatives of Pebblebrook's financial and legal advisors to discuss the draft mutual confidentiality agreement. At the direction of the LaSalle transaction committee, representatives of Citi and Goldman Sachs indicated that LaSalle was conducting a formal sale process in an attempt to maximize value for LaSalle shareholders and that other potentially interested parties would not participate in the sale process if Pebblebrook were invited to participate in the sale process without being restricted from making public acquisition proposals or public announcements about the process and its discussions with LaSalle.

        On April 13, 2018, the Pebblebrook Board held a meeting to discuss, among other things, the potential combination with LaSalle. Members of the Pebblebrook management team and representatives of Hunton, Raymond James and BAML were present. Representatives of Hunton reviewed with the Pebblebrook Board its fiduciary duties under applicable law. Pebblebrook management reviewed with the Pebblebrook Board various financial aspects of the potential combination, including whether to include cash consideration as a portion of the proposed merger consideration and various financing options to fund such cash consideration. Following discussion, the Pebblebrook Board authorized Pebblebrook management to increase the fixed exchange ratio to 0.8944 Pebblebrook common share for each LaSalle common share and to revise the proposal so as to permit LaSalle shareholders to elect to receive cash for up to a maximum of 15% of the aggregate merger consideration along with the other terms set forth in the April 13 letter described below.

        Beginning on April 13, 2018, each of the bidders that had entered into a confidentiality agreement with LaSalle as of that date was provided access to an online data room containing nonpublic information regarding LaSalle and its properties.

        At approximately 9:00 p.m. on April 13, 2018, Mr. Bortz, on behalf of Pebblebrook and as authorized by the Pebblebrook Board, sent a letter to the LaSalle Board, which we refer to as the April 13 letter, and the proposal set forth therein as the April 13 proposal. The April 13 letter stated that Pebblebrook remained committed to a merger of the two companies and provided a revised proposal with respect to merger consideration.

        The April 13 proposal provided for a fixed exchange ratio of 0.8944 Pebblebrook common share for each LaSalle common share. The 0.8944 exchange ratio provided in the April 13 proposal represented a 3.3% increase to the 0.8655 exchange ratio provided in Pebblebrook's March 6 proposal. According to the April 13 letter, the April 13 proposal resulted in an implied price of $31.75 per share for 100% of the outstanding LaSalle common shares based on the closing price per Pebblebrook common share on the NYSE of $35.50 on April 13, 2018. The April 13 letter also stated that LaSalle shareholders would be provided with the option to elect to receive cash up to a maximum of 15% in aggregate merger consideration, subject to proration. The April 13 letter indicated that the proposal was not subject to a financing condition. The April 13 letter stated that, with LaSalle's full cooperation, Pebblebrook believed that the companies could sign a definitive merger agreement within ten business days. The letter also included a summary of certain proposed key terms which included: an exclusivity period of ten business days; a 30-day go-shop period during which LaSalle could solicit alternative proposals; a break-up fee of 1.25% of equity value during the go-shop period and 3.25% of equity value after the go-shop period; Pebblebrook executives would manage the combined company; and a seven-member board of trustees (three independent trustees from each company and Mr. Bortz) would govern the combined company. In the letter, Pebblebrook requested a response from LaSalle by April 15, 2018. Mr. Barnello sent the April 13 letter to the LaSalle Board. On April 13, 2018, the closing price per LaSalle common share on the NYSE was $29.94.

        On April 14, 2018, following discussions with the LaSalle transaction committee, Mr. Barnello contacted Mr. Bortz to schedule a time to have a discussion the next day regarding the following:

  •
  LaSalle was open to Pebblebrook's request for a meeting, and that Messrs. Barnello, Scott and Foland were available to meet with Pebblebrook's representatives on Tuesday morning, April 17, 2018, in New York City;

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  LaSalle wanted Pebblebrook to enter into a mutual confidentiality agreement in order for Pebblebrook to participate in LaSalle's sale process, and that representatives of Goodwin would be sending representatives of Hunton another revised draft of the mutual confidentiality agreement shortly; and

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  Pebblebrook's April 13 proposal was shared with the LaSalle Board and that the LaSalle Board would evaluate the proposal.

        Later on April 14, 2018, representatives of Goodwin sent to representatives of Hunton a revised draft of the mutual confidentiality agreement as indicated by Mr. Barnello's earlier communication to Mr. Bortz. LaSalle's revised draft confidentiality agreement provided for, among other things, (i) the standstill provision with the three-month term proposed by Pebblebrook in its April 9 revised draft of the confidentiality agreement, (ii) the public acquisition proposal prohibition and (iii) the public disclosure prohibition.

        On April 15, 2018, Mr. Barnello called Mr. Bortz and indicated that the LaSalle Board had received Pebblebrook's April 13 proposal and was evaluating it. Mr. Barnello also indicated that LaSalle was willing to have a meeting as Pebblebrook requested and that LaSalle had proposed a revised mutual confidentiality agreement with the standstill provision for a reduced period of three months, consistent with Pebblebrook's original proposal, in order to facilitate Pebblebrook's participation in LaSalle's sale process. Mr. Barnello also offered to schedule a meeting among Mr. Bortz and certain members of the LaSalle Board, including Mr. Scott, on April 17, 2018, contingent on Pebblebrook not publicly disclosing its April 13 letter, and preferably after execution of a mutual confidentiality agreement. Mr. Bortz responded that Pebblebrook was not interested in entering into a mutual confidentiality agreement with LaSalle. Mr. Bortz also indicated that he could not attend a meeting on the date Mr. Barnello proposed because the Pebblebrook Board would be conducting its regular quarterly meeting on that date. Neither Mr. Bortz nor Mr. Barnello proposed an alternative date. Mr. Bortz also indicated that it would not be appropriate for him to say whether or not Pebblebrook was going to publicly release its April 13 letter.

        Later on April 15, 2018, the LaSalle Board held a meeting to discuss, among other things, Pebblebrook's April 13 proposal and the strategic process. Members of LaSalle's management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Mr. Barnello updated the LaSalle Board on his discussion with Mr. Bortz. Representatives of Citi and Goldman Sachs updated the LaSalle Board on their discussions with representatives of Pebblebrook's financial advisors. Representatives of Citi and Goldman Sachs also reviewed with the LaSalle Board certain financial aspects of Pebblebrook's April 13 proposal and certain financial aspects of Pebblebrook's March 6 proposal. Representatives of Citi and Goldman Sachs also updated the LaSalle Board on the initial stages of the strategic process completed to date, noting the parties that remained interested in engaging in discussions regarding a possible acquisition of LaSalle, their diligence efforts to date and expressed levels of interest. The LaSalle Board discussed the possibility that Pebblebrook could publicly disclose its April 13 proposal and the impact that would have on the strategic process. The LaSalle Board also discussed recent discussions and correspondence with certain LaSalle shareholders.

        On April 16, 2018, prior to the opening of trading on the NYSE, Pebblebrook issued a press release disclosing its April 13 letter.

        Subsequently on April 16, 2018, LaSalle issued a press release confirming that the LaSalle Board was reviewing Pebblebrook's April 13 proposal.

        On April 17, 2018, Bloomberg published an article speculating as to a potential sale of LaSalle, with Blackstone listed as an interested suitor. After discussing the Bloomberg article with representatives of Citi, Goldman Sachs and Goodwin, Mr. Barnello contacted members of the LaSalle Board to update them on this development. Prior to the publication of this article, on April 16, 2018, LaSalle's common share closing price on the NYSE was $30.71.

        On the evening of April 17, 2018, before the Pebblebrook Board met for its regular quarterly meeting the next day, the Pebblebrook Board, members of Pebblebrook management and representatives of Hunton met and discussed in detail the potential combination with LaSalle. The discussion included, among other things, the possibility of Pebblebrook further increasing the financial terms of its offer to acquire LaSalle and inviting LaSalle to conduct due diligence with respect to Pebblebrook.

        On April 18, 2018, the Pebblebrook Board held its regular quarterly meeting. At this meeting, Pebblebrook management reviewed, among other things, certain financial aspects of Pebblebrook, LaSalle and Pebblebrook's potential combination with LaSalle. The Pebblebrook Board also discussed increasing the fixed exchange ratio and the aggregate amount of cash consideration in connection with making a revised offer to acquire LaSalle. The Pebblebrook Board also approved the engagement of each of Raymond James and BAML. Before doing so, Hunton reviewed with the Pebblebrook Board the contents of customary written relationships disclosure letters regarding LaSalle from each of Raymond James and BAML, which satisfied the Pebblebrook Board that there were not any relationships that would reasonably be expected to interfere with either Raymond James' or BAML's ability to serve as a financial advisor to Pebblebrook. Raymond James and BAML were engaged by Pebblebrook because of their respective qualifications, experience and reputation, long-standing relationship with Pebblebrook and substantial knowledge of the lodging REIT industry. BAML was also engaged to assist Pebblebrook in obtaining financing to fund any cash consideration that would be payable in a combination with LaSalle.

        Between April 18, 2018 and April 21, 2018, an initial bid instruction letter was distributed on behalf of LaSalle to each of the nine potential bidders that had entered into confidentiality agreements with LaSalle prior to April 21, 2018 (including Blackstone). The letter indicated a deadline for submitting preliminary non-binding indications of interest by May 4, 2018. Because Pebblebrook had not entered into a confidentiality agreement with LaSalle at that time, it did not receive an initial bid instruction letter.

        On April 19, 2018, Mr. Bortz corresponded with the Pebblebrook Board regarding making another merger offer to LaSalle, to be characterized as a best and final offer, on the terms previously discussed with the Pebblebrook Board. The Pebblebrook Board approved the terms of the April 20 proposal described below, including an increase to the aggregate amount of the cash consideration from 15% to 20% and an increase to the fixed exchange ratio from 0.8944 to 0.9085 Pebblebrook common share for each LaSalle common share.

        Later on April 19, 2018, as authorized by the Pebblebrook Board, Mr. Bortz sent a letter to the LaSalle Board in which Pebblebrook proposed that LaSalle conduct a due diligence review of Pebblebrook to better understand Pebblebrook's business and evaluate Pebblebrook's April 13 proposal. Pebblebrook proposed that LaSalle enter into a unilateral confidentiality agreement obligating LaSalle to maintain the confidentiality and nonuse of Pebblebrook's nonpublic information, and enclosed a copy of a proposed confidentiality agreement. In the letter, Pebblebrook stated that it did not require that LaSalle provide it with any information under the proposed unilateral confidentiality agreement.

        On April 20, 2018, Mr. Bortz, on behalf of Pebblebrook and as authorized by the Pebblebrook Board, sent a letter to the LaSalle Board, which we refer to as the April 20 letter, and the proposal set forth therein as the April 20 proposal. The April 20 letter stated that Pebblebrook was making a final offer to LaSalle. The April 20 proposal provided for a fixed exchange ratio of 0.9085 Pebblebrook common share for each LaSalle common share. The 0.9085 exchange ratio provided in the April 20 proposal represented a 1.6% increase to the 0.8944 exchange ratio provided in Pebblebrook's April 13 proposal. According to the April 20 letter, the April 20 proposal resulted in an implied price of $32.49 per share for 100% of the outstanding LaSalle common shares based on the closing price per Pebblebrook common share on the NYSE of $35.76 on April 19, 2018. Unlike Pebblebrook's March 6 proposal, Pebblebrook's April 20 proposal did not state an implied price based on a volume weighted average price of Pebblebrook common shares. The April 20 letter also stated that LaSalle shareholders would be provided with the option to elect to receive cash up to a maximum of 20% in aggregate merger consideration, subject to proration. The April 20 letter indicated that the proposal was not subject to a financing condition. The letter stated that the other key terms proposed in Pebblebrook's April 13 letter remained unchanged and that Pebblebrook would send LaSalle a draft merger agreement shortly.

        On April 21, 2018, Mr. Bortz sent an email to Mr. Scott and indicated that he would be interested in discussing Pebblebrook's April 20 proposal with Mr. Scott. Consistent with the LaSalle Board's prior determination, Mr. Scott replied that Mr. Bortz should direct his communications on this topic to Mr. Barnello.

        On April 22, 2018, the LaSalle Board held a meeting to discuss, among other things, Pebblebrook's April 20 proposal and the strategic process. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Citi and Goldman Sachs reviewed with the LaSalle Board certain financial aspects of Pebblebrook's April 20 proposal and certain financial aspects of Pebblebrook's March 6 and April 13 proposals. Representatives of Citi and Goldman Sachs also updated the LaSalle Board on the strategic process completed to date, noting the parties that remained interested in engaging in discussions regarding a possible strategic transaction or acquisition transaction involving LaSalle, their diligence efforts to date and expressed levels of interest, and noting the parties that had declined interest. The LaSalle Board discussed the possibility that Pebblebrook could publicly disclose its April 20 proposal and the impact that would have on the strategic process. The LaSalle Board also considered Pebblebrook's April 19 letter requesting LaSalle to enter into a unilateral confidentiality agreement and determined that it would not be appropriate to engage in a unilateral diligence review of Pebblebrook at that time given that LaSalle was not conducting reverse due diligence on any other bidders during the initial stages of the sale process. The LaSalle Board also discussed recent discussions and correspondence with certain LaSalle shareholders.

        From April 23 through April 27, 2018, seven of the potential bidders that had entered into confidentiality agreements with LaSalle (one strategic party and six financial sponsors) attended high-level management presentations conducted by members of LaSalle management (Blackstone attended a presentation on April 26, 2018) and attended by representatives of Citi and Goldman Sachs as requested by LaSalle. Following these management presentations, members of LaSalle management participated in follow-up due diligence sessions with each of these potential bidders and their respective advisors. Representatives of Citi and Goldman Sachs also attended these due diligence sessions as requested by LaSalle.

        On April 24, 2018, prior to the opening of trading on the NYSE, Pebblebrook issued a press release disclosing its April 20 letter.

        Subsequently on April 24, 2018, LaSalle issued a press release confirming that the LaSalle Board would carefully review Pebblebrook's April 20 letter.

        Later on April 24, 2018, Mr. Bortz, on behalf of Pebblebrook and as authorized by the Pebblebrook Board, sent a letter to the LaSalle Board enclosing a proposed draft merger agreement as referenced in Pebblebrook's April 20 letter and consistent with the terms of the April 20 proposal.

        On April 27, 2018, Pebblebrook conducted its quarterly earnings call relating to its financial and operating results for the first quarter. During the call, Mr. Bortz reiterated Pebblebrook's interest in pursuing the acquisition of LaSalle.

        Also on April 27, 2018, representatives of Citi received an unsolicited inquiry from a potential strategic acquirer. After consulting with management and representatives of Goodwin, as directed by management, later that day, representatives of Citi provided the potential strategic acquirer with the same form of confidentiality agreement provided to other potential participants in LaSalle's sale process. Representatives of Goodwin negotiated the terms and conditions of this draft confidentiality agreement with representatives of the potential strategic acquirer until May 6, 2018, by which point LaSalle had received written non-binding preliminary indications of interest from the other participants in LaSalle's sale process, as described below. Despite repeated requests by representatives of Citi and Goodwin made at the direction of management to move quickly to finalize negotiation of the confidentiality agreement, the potential strategic acquirer was lagging behind other continuing participants in LaSalle's sale process as of such date, and therefore confidentiality agreement negotiations with the potential strategic acquirer were discontinued as of May 6, 2018.

        On May 1, 2018, a representative of Goldman Sachs spoke with Mr. Bortz. Further to the LaSalle Board's direction that Pebblebrook be invited to participate in the formal sale process of LaSalle and confidentiality agreement negotiations to that end, and pursuant to the LaSalle Board's direction that Pebblebrook's participation in the formal sale process of LaSalle be solicited, the representative of Goldman Sachs spoke with Mr. Bortz to indicate LaSalle's continued interest in negotiating a mutual confidentiality agreement with Pebblebrook and the willingness of representatives of Goldman Sachs to facilitate discussions to that end. That day, representatives of Goldman Sachs informed LaSalle management and the LaSalle transaction committee regarding this discussion. After a series of discussions on this topic, Mr. Bortz indicated that, under certain terms, Pebblebrook may be interested in reinitiating discussions regarding a mutual confidentiality agreement.

        On May 2, 2018, representatives of Hunton sent to representatives of Goodwin a revised draft of the mutual confidentiality agreement. In its revised draft confidentiality agreement, Pebblebrook included (i) the standstill provision, (ii) the public acquisition proposal prohibition and (iii) the public disclosure prohibition (each of which Pebblebrook proposed would expire 14 days after the execution of the confidentiality agreement).

        From May 2 through May 5, 2018, representatives of LaSalle's financial and legal advisors, with input from, and at the direction of, the LaSalle transaction committee and LaSalle management, and representatives of Pebblebrook's financial and legal advisors had various discussions regarding the length of the time that the prohibitions set forth in the mutual confidentiality agreement would apply. During these discussions, Pebblebrook's financial and legal advisors indicated that Pebblebrook would not enter into a confidentiality agreement which contained restrictions limiting its ability to act beyond June 4, 2018, which was the week of the Nareit® REITweek: 2018 Investor Conference in New York.

        On the morning of May 4, 2018, representatives of Goodwin sent to representatives of Hunton a revised draft of the mutual confidentiality agreement which provided that the restrictions set forth therein would apply for 45 days.

        In connection with the May 4, 2018 deadline for submissions of indication of interest, of the nine potential bidders that received a bid process letter on behalf of LaSalle, three financial sponsors, which we refer to as Party A, Party B and Blackstone, submitted indications of interest to LaSalle, as described below. All other potential bidders that had entered into confidentiality agreements with LaSalle declined to submit an indication of interest.

        On May 4, 2018, LaSalle received written non-binding preliminary indications of interest from Party A and Blackstone. Party A proposed to acquire LaSalle in an all-cash transaction at a price of $30.00 per LaSalle common share, and stated that it was prepared to complete its confirmatory due diligence and concurrently negotiate a definitive merger agreement within 21 days, and that the transaction would not be subject to any financing contingency. Blackstone proposed to acquire LaSalle in an all-cash transaction at a price of $31.50 per LaSalle common share, which price was predicated on no additional dividends being paid to LaSalle's common shareholders other than LaSalle's next regularly scheduled dividend. Blackstone's proposal also stated that it was prepared to complete its confirmatory due diligence immediately and concurrently negotiate a definitive merger agreement within seven days, and noted that the transaction would be funded with Blackstone's $15.8 billion fully discretionary Blackstone Real Estate Partners VIII fund, and would not be subject to any financing contingency. Blackstone's proposal also provided that it would expire at the close of business on May 7, 2018. On the prior trading day, May 3, 2018, the closing price per LaSalle common share on the NYSE was $29.78.

        On May 5, 2018, representatives of Goodwin sent to representatives of Hunton a revised draft of the mutual confidentiality agreement which agreed to Pebblebrook's request that the restrictions set forth therein would terminate on June 4, 2018.

        Later on May 5, 2018, Pebblebrook and LaSalle entered into a mutual confidentiality agreement. The executed confidentiality agreement included, among other things, (i) the standstill provision, (ii) the public acquisition proposal prohibition and (iii) the public disclosure prohibition (each of which later expired on June 4, 2018). The confidentiality agreement also permitted Pebblebrook to make confidential proposals to LaSalle at any time and provided that the standstill provision would terminate prior to June 4, 2018 if there was a public announcement by LaSalle of its execution of a definitive agreement to effect a sale of LaSalle. Shortly after execution of the mutual confidentially agreement, Pebblebrook was provided access to an online data room containing nonpublic information regarding LaSalle and its properties, which was the same information provided to the other participants in LaSalle's sale process upon entering into a confidentiality agreement, and LaSalle was provided access to an online data room containing nonpublic information regarding Pebblebrook and its properties.

        On May 7, 2018, LaSalle received a written non-binding preliminary indication of interest from Party B. Party B proposed to acquire LaSalle in an all-cash transaction at a price of $32.00 per LaSalle common share. Party B's proposal also stated that it was prepared to complete its confirmatory due diligence and concurrently negotiate a definitive merger agreement within 45 days, and noted that the transaction would not be subject to any financing contingency.

        On May 7, 2018, the LaSalle Board held a meeting to discuss, among other things, the proposals received from Party A, Party B and Blackstone and Pebblebrook's April 20 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Citi and Goldman Sachs reviewed the financial aspects of the proposals. Representatives of Goodwin reviewed with the LaSalle Board its fiduciary duties in the context of evaluating the preliminary indications of interest from Party A, Party B and Blackstone and Pebblebrook's April 20 proposal.

        Following this discussion, the LaSalle Board discussed how best to encourage the parties to improve their respective purchase prices and other terms. Because Party B's and Blackstone's proposals were within close range of each other, the LaSalle Board determined to advance both parties to the next phase of the strategic process, to provide each party with additional due diligence access and a draft merger agreement with respect to which the parties would be requested to provide comments and to encourage them to increase their respective purchase prices in view of the competitive nature of the process. Because Pebblebrook had entered into a confidentiality agreement with LaSalle, and on the basis of Pebblebrook's April 20 proposal, the LaSalle Board determined that Pebblebrook should also be included in the next phase of the strategic process, provided with the same due diligence access as the other bidders, provided a draft merger agreement with respect to which Pebblebrook would be requested to provide comments and encouraged to increase its proposed purchase price.

        The LaSalle Board directed management, in consultation with representatives of Citi and Goldman Sachs, to structure the next phase of the process to target a potential conclusion on or about May 18, 2018, which the LaSalle Board concluded was a realistic deadline for the bidders to complete their due diligence and negotiate and execute a definitive agreement. Because Party A had submitted a proposal that was lower than the others, the LaSalle Board directed representatives of Citi and Goldman Sachs to inform Party A that it would not be moving forward at that time, unless Party A were meaningfully to increase its proposed price. The LaSalle Board also discussed that to date none of the three financial sponsors had, and had not requested to have, discussions with LaSalle's management regarding any roles, compensation, retention or investment arrangements in connection with a possible transaction.

        At the meeting, Mr. Barnello also provided an update on LaSalle's financial results that it expected to report for the first quarter of 2018, which management expected to be above Wall Street research consensus estimates, and an update on LaSalle's preliminary financial outlook for the remainder of 2018, which management expected to increase in comparison to LaSalle's previous guidance.

        On May 8, 2018, bid process letters were sent to Party B, Blackstone and Pebblebrook which, at the direction of the LaSalle Board, set a second round bid deadline of May 16, 2018, and requested marked drafts of LaSalle's proposed form of merger agreement by May 14, 2018.

        On May 8, 2018, Party B, Blackstone and Pebblebrook were provided with a draft merger agreement on behalf of LaSalle. The draft merger agreement provided to the two financial sponsors (Party B and Blackstone) contemplated, among other things, a customary all-cash merger, a LaSalle termination fee equal to 2% of the equity value of the transaction if the merger agreement was terminated under certain circumstances and a reverse termination fee equal to 10% of the equity value of the transaction if the merger agreement was terminated under certain circumstances. Drafts of an equity commitment letter and limited guaranty were concurrently provided to the financial sponsors. The draft merger agreement provided to Pebblebrook contemplated, among other things, a customary business combination merger and a LaSalle termination fee equal to 2% of the aggregate equity value of LaSalle if the merger agreement was terminated under certain circumstances. The merger agreement provided to Pebblebrook also provided that LaSalle shareholders would be provided with the option to elect to receive a cash amount per LaSalle common share equal to the exchange ratio multiplied by the five-day volume weighted average price per Pebblebrook common share ending on the trading day immediately before execution of a definitive merger agreement, up to a maximum of 20% of the aggregate number of LaSalle common shares outstanding immediately prior to the closing, subject to proration.

        On May 8, 2018, at the direction of the LaSalle Board, representatives of Citi and Goldman Sachs contacted representatives of Party A and informed them that, because their indication of interest was below the level of the other bidders, LaSalle would not be proceeding with Party A at that time, unless Party A were meaningfully to improve its proposed price. There were no further discussions between Party A and LaSalle or its representatives.

        On May 10, 2018, LaSalle announced its financial results for the first quarter of 2018. LaSalle reported first quarter results that meaningfully exceeded its expectations and raised its guidance for the remainder of 2018. On May 10, 2018, the closing price per LaSalle common share on the NYSE was $31.43.

        Also on May 10, 2018, the Pebblebrook Board held a meeting to discuss, among other things, the status of discussions with LaSalle and its advisors. Members of the Pebblebrook management team and representatives of each of Hunton, Raymond James and BAML were present. Among other things, Pebblebrook management reviewed with the Pebblebrook Board certain financial aspects of the proposed transaction and its due diligence review of LaSalle, including with respect to various one-time costs associated with LaSalle's transaction expenses and retention and severance obligations. Pebblebrook management also reviewed with the Pebblebrook Board the status of Pebblebrook's discussions with BAML to obtain a commitment letter for a bridge loan to fund the cash consideration in the proposed transaction. Representatives of Hunton reviewed the material terms of the draft merger agreement under negotiation with LaSalle.

        The LaSalle Board also held a meeting on May 10, 2018 to discuss, among other things, management's standalone plan and the strategic process. Members of LaSalle's management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. The LaSalle Board reviewed certain updated financial projections regarding LaSalle for the fiscal years ended December 31, 2018 through December 31, 2022, prepared by LaSalle's management, which were the same in all respects as the forecasts that LaSalle's management had prepared and provided to the LaSalle Board on March 20, 2018, except that they incorporated LaSalle's actual performance for the fiscal quarter ended March 31, 2018 and an updated forecast for the fiscal quarter ending June 30, 2018, and a corresponding roll forward for the fiscal years ending December 31, 2018 through December 31, 2022. The LaSalle Board discussed the risks, challenges and strategic opportunities facing LaSalle in the context of the updated forecasts. Following discussion and questions of management regarding various matters relating to the updated forecasts, including the assumptions on which they were based, the LaSalle Board approved the updated forecasts for use by Citi and Goldman Sachs.

        At the meeting, representatives of Goodwin reviewed certain terms contained in the draft merger agreements presented to the bidders. In addition, the LaSalle Board discussed the updated customary written relationships disclosure letter provided by each of Citi and Goldman Sachs and distributed to the LaSalle Board before the meeting. In the case of Citi, the disclosure letter listed engagements for which Citi and its affiliates has recognized compensation for investment banking, commercial banking and other financial services provided to Party B (including its portfolio companies and its affiliated public vehicle), Blackstone Real Estate Advisors L.P. (including its portfolio companies and its affiliated public vehicle Blackstone Mortgage Trust, Inc.) and Pebblebrook since January 1, 2016. In the case of Goldman Sachs, the disclosure letter listed engagements for which Goldman Sachs has recognized compensation for financial advisory and underwriting services provided by its investment banking division to Party B (including its affiliates and portfolio companies), Blackstone (including its affiliates and portfolio companies) and Pebblebrook in the two years preceding the meeting. After discussion, including with Goodwin, the LaSalle Board again determined that those relationships would not interfere with Citi's or Goldman Sachs' ability to continue to provide financial advisory services to LaSalle. At the conclusion of the meeting, the independent trustees participating in the meeting met in executive session with Goodwin and DLA Piper to further discuss the strategic process and negotiations with Party B, Blackstone and Pebblebrook.

        On May 11, 2018, members of LaSalle management and Pebblebrook management conducted in-person, reciprocal high-level management presentations with representatives of their respective financial advisors also present.

        On May 14, 2018, HG Vora filed an amendment to its Schedule 13D reporting beneficial ownership of 9.1% of LaSalle's outstanding common shares. The amendment to HG Vora's Schedule 13D also disclosed a letter that it had sent to the LaSalle Board stating that it believed that a sale of LaSalle on the terms of Pebblebrook's April 20 proposal or better would be superior to any credible standalone plan.

        On May 14, 2018, outside legal counsel to Blackstone, provided Blackstone's initial comments on the draft merger agreement, equity commitment letter and limited guarantee to Goodwin. In the drafts, among other things, Blackstone proposed a LaSalle termination fee equal to 3.5% of the equity value of the transaction and replaced LaSalle's right to specific performance with the right to receive a reverse termination fee equal to 7% of the equity value of the transaction as LaSalle's sole and exclusive remedy if the merger agreement were terminated under certain circumstances.

        On May 14, 2018, representatives of Hunton provided Pebblebrook's initial comments on the draft merger agreement to representatives of Goodwin. The Pebblebrook draft merger agreement provided, among other things: the price per share for the cash election shares would be based on the exchange ratio multiplied by the five-day volume weighted average price per Pebblebrook common share as of the end of the last trading day before the execution of the merger agreement; the occurrence of the closing under the merger agreement would constitute a change in control and termination without "cause" under the severance agreements with LaSalle's senior officers, and that following the closing Pebblebrook would cause the combined company to pay all severance payments and benefits that each of LaSalle's senior officers would be entitled to under his applicable severance agreement; and LaSalle's outstanding equity awards would vest in connection with the closing under the merger agreement.

        Also on May 14, 2018, the LaSalle Board met to discuss, among other things, the strategic process. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Mr. Barnello updated the LaSalle Board on the status of the negotiations with Party B, Blackstone and Pebblebrook.

        On May 15, 2018, the LaSalle transaction committee met to discuss, among other things, management's reverse due diligence review of Pebblebrook. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. LaSalle management reviewed with the LaSalle transaction committee management's reverse due diligence of Pebblebrook and LaSalle management, with the assistance of representatives of Citi and Goldman Sachs, reviewed the financial aspects of Pebblebrook's five-year forecasts previously provided by Pebblebrook.

        Also on May 15, 2018, Party B informed representatives of Citi and Goldman Sachs that Party B would need additional time beyond the May 16, 2018 deadline to submit a revised proposal and mark-up of the merger agreement. The LaSalle Board was informed of Party B's expected delay in submitting its revised proposal.

        From May 15 through May 20, 2018, representatives of Goodwin, with input from LaSalle management and with the benefit of the views of the trustees provided at the LaSalle Board and LaSalle transaction committee meetings, and Blackstone's outside legal counsel exchanged drafts and participated in discussions regarding the terms of the merger agreement and related agreements. The key issues negotiated with respect to the merger agreement and related agreements included, among other things: the representations and warranties to be made by the parties; the restrictions on the conduct of LaSalle's business until completion of the transaction; the definition of material adverse effect; the conditions to completion of the mergers; LaSalle's obligations to cooperate with Blackstone's debt financing efforts; LaSalle's ability to participate in discussions or negotiations with third parties relating to unsolicited acquisition proposals; the right of the LaSalle Board to change its recommendation that shareholders approve the merger in response to a superior proposal or otherwise; LaSalle's right to terminate the merger agreement to accept a superior proposal under certain conditions; the other termination provisions and the triggers of the termination fee payable by LaSalle; the provisions regarding LaSalle's equity awards, employee benefit plans, severance and other compensation matters; the remedies available to each party under the merger agreement, including the triggers of the reverse termination fee payable to LaSalle and the terms of the guaranty of certain payment obligations by Blackstone Real Estate Partners VIII fund; and the amounts of the LaSalle termination fee and reverse termination fee.

        Also from May 15 through May 19, 2018, representatives of Goodwin, with input from LaSalle management and with the benefit of the views of the trustees provided at the meetings of the LaSalle Board and of the LaSalle transaction committee, and representatives of Hunton exchanged drafts and participated in discussions regarding the terms of the merger agreement and related agreements. The key issues negotiated with respect to the merger agreement and related agreements included, among other things: the representations and warranties to be made by the parties; the restrictions on the conduct of the parties' businesses until completion of the transaction; the definition of material adverse effect; the conditions to completion of the mergers; LaSalle's obligations to cooperate with Pebblebrook's financing efforts and the post-signing transition; the parties' ability to participate in discussions or negotiations with third parties relating to unsolicited acquisition proposals; the right of the parties' boards to change their recommendation that shareholders approve the merger in response to a superior proposal or otherwise; the parties' right to terminate the merger agreement to accept a superior proposal under certain conditions; the other termination provisions and the triggers of the termination fees payable by the parties; the provisions regarding LaSalle's equity awards, employee benefit plans, severance and other compensation matters; the remedies available to each party under the merger agreement; and the amounts of the LaSalle termination fee and Pebblebrook termination fee.

        On May 16, 2018, the Pebblebrook Board held a meeting to discuss, among other things, the potential combination with LaSalle. Members of the Pebblebrook management team and representatives of each of Hunton, Raymond James and BAML were present. Pebblebrook management reviewed with the Pebblebrook Board the status of the negotiations with LaSalle and various financial aspects of the potential transaction. Representatives of Hunton reviewed with the Pebblebrook Board its fiduciary duties under applicable law and the material terms of the draft merger agreement. During this meeting, the Pebblebrook Board decided not to increase the fixed exchange ratio or cash election provision set forth in Pebblebrook's April 20 proposal at this time because, among other reasons, the value of the implied merger consideration had increased due to an increase in the trading price of Pebblebrook common shares since April 20, 2018. At the conclusion of the meeting, the Pebblebrook Board directed management to submit an offer letter and draft merger agreement to LaSalle that day as requested by LaSalle in the bid process letter.

        Also on May 16, 2018, as authorized by the Pebblebrook Board and in accordance with the LaSalle bid process letter, Pebblebrook sent to LaSalle its proposal to acquire LaSalle, which we refer to as the May 16 proposal. The May 16 proposal included the same 0.9085 exchange ratio set forth in the April 20 proposal. The implied price of Pebblebrook's May 16 proposal was $34.58 per LaSalle common share based on the exchange ratio of 0.9085 and the closing price per Pebblebrook common share on the NYSE on May 16, 2018 of $38.06, and assuming an all-shares transaction. The May 16 proposal also included the same 20% cash election provision included in the April 20 proposal. Pebblebrook included with the May 16 proposal a copy of a commitment letter with BAML to fund any cash required by Pebblebrook to complete the proposed transaction.

        Also on May 16, 2018, Blackstone presented a revised written proposal to acquire LaSalle in an all-cash transaction at a price of $33.00 per LaSalle common share, which price was predicated on no additional dividends being paid to LaSalle common shareholders other than its next regularly scheduled dividend. Blackstone's proposal also provided that it would expire at 5:00 p.m. on May 20, 2018 if Blackstone and LaSalle had not entered into a definitive agreement prior to that time or if another bidder was granted exclusivity. On May 16, 2018, the closing price per LaSalle common share on the NYSE was $31.39.

        Later on May 16, 2018, representatives of Goodwin provided a revised draft of the merger agreement to representatives of each of Blackstone's outside legal counsel and Hunton and instructed each of them that any further revisions should be presented by noon on May 18, 2018.

        In connection with the submission of their proposals, Party B, Blackstone and Pebblebrook were informed that the LaSalle Board would hold a meeting later in the week to consider their proposals with the goal of selecting a winning bidder, finalizing definitive documentation and publicly announcing a transaction prior to opening of trading on May 21, 2018.

        On May 17, 2018, Party B presented a written confirmation of its proposal at the same price of $32.00 per LaSalle common share as set forth in Party B's May 4 proposal. Party B's proposal also stated that it expected to be able to complete all confirmatory due diligence and concurrently negotiate a definitive merger agreement within 20 days, and noted that the transaction remained subject to final approval from Party B's investment committee. Party B also presented initial comments on the draft merger agreement with its May 17 proposal, and stated that additional comments would be provided if Party B were to continue in the strategic process. Party B did not provide comments on the drafts of the equity commitment letter or limited guarantee.

        Later on May 17, 2018, the LaSalle transaction committee met to discuss, among other things, the strategic process. Other members of the LaSalle Board, members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. The LaSalle transaction committee, with the assistance of management and in consultation with the LaSalle Board's financial and legal advisors, discussed the revised proposals received from Blackstone and Pebblebrook on May 16 and Party B on May 17. Representatives of Citi and Goldman Sachs also reviewed with the LaSalle transaction committee certain financial aspects of the three revised proposals and preliminary financial analyses with respect to LaSalle. Representatives of Goodwin reviewed with the LaSalle Board key execution risks associated with each of the three proposals and the material open points on the latest drafts of the merger agreements received from each of the three parties.

        The LaSalle transaction committee discussed the advantages and risks of a proposed transaction with Blackstone or Pebblebrook, including, among other things, whether the proposals represented an attractive valuation of LaSalle for shareholders when considered in light of the LaSalle Board's knowledge and understanding of the business, operations, management, financial condition and prospects of LaSalle, including the various challenges presented if the LaSalle Board were to reject both of the offers and LaSalle were to continue as a standalone company.

        Based on the LaSalle transaction committee's discussion at this meeting and previous meetings of the LaSalle Board and of the LaSalle transaction committee, the LaSalle transaction committee concluded that both Blackstone's and Pebblebrook's revised proposals would, if consummated, provide greater certainty of value (and less risk) at that time to LaSalle shareholders relative to the potential trading price of LaSalle's common shares over a longer period as a standalone company. The LaSalle transaction committee determined to continue the discussion at meetings of the LaSalle Board scheduled for the following day.

        On May 18, 2018, Blackstone's outside legal counsel provided a revised draft of the merger agreement to Goodwin.

        On May 18, 2018, the LaSalle Board met to discuss, among other things, the strategic process. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. The LaSalle Board, with the assistance of management and in consultation with the LaSalle Board's financial and legal advisors, discussed each of the revised proposals received from Blackstone and Pebblebrook on May 16 and Party B on May 17. Representatives of Citi and Goldman Sachs also reviewed with the LaSalle Board certain financial aspects of the three revised proposals and preliminary financial analyses with respect to LaSalle and Pebblebrook's May 16 proposal. Representatives of Goodwin reviewed with the LaSalle Board key execution risks associated with each of the three proposals and the material open points on the latest drafts of the merger agreements received from each of the three parties.

        The LaSalle Board discussed the advantages and risks of a proposed transaction with Blackstone or Pebblebrook, including, among other things, whether the proposals represented an attractive valuation of LaSalle for shareholders when considered in light of the LaSalle Board's knowledge and understanding of the business, operations, management, financial condition and prospects of LaSalle, including the various challenges presented if the LaSalle Board were to reject both of the offers and LaSalle were to continue as a standalone company. Based on the discussion at this meeting and previous board and transactions committee meetings, the LaSalle Board concluded that both Blackstone's and Pebblebrook's revised proposals would, if consummated, provide greater certainty of value (and less risk) to LaSalle shareholders relative to the potential trading price of LaSalle common shares over a longer period after accounting for the long-term risks to LaSalle's business resulting from operational execution risk and evolving industry dynamics. The LaSalle Board then discussed how best to further enhance shareholder value by encouraging each of Blackstone and Pebblebrook to increase its offer price and enter into definitive documentation for a transaction.

        The LaSalle Board also discussed that, from a timing perspective, Party B was significantly behind Blackstone and Pebblebrook in its evaluation of LaSalle and would not be prepared to enter into a definitive agreement for at least 20 days. Additionally, the LaSalle Board noted that Party B had not improved its offer price in the second round of the strategic process and had reaffirmed a lower value than the revised proposal from Blackstone. The LaSalle Board discussed the substantial extra time that would be required by Party B as compared to Blackstone and Pebblebrook and the risk that Blackstone would withdraw its all-cash proposal if LaSalle was to materially deviate from the proposed timing. Following these discussions, the LaSalle Board directed representatives of Citi and Goldman Sachs to contact Party B and indicate that the LaSalle Board would be pursuing a transaction with a different party unless Party B were to materially improve its proposed offer price and to expedite its timing to reach a definitive merger agreement.

        The LaSalle Board also discussed, with the assistance of LaSalle management and in consultation with financial and legal advisors, the certainty of value in Blackstone's all-cash offer as opposed to the share consideration offered by Pebblebrook. The LaSalle Board discussed concerns including, among others, that Pebblebrook's proposal used a fixed exchange ratio pursuant to which LaSalle shareholders would receive a specific fraction of a Pebblebrook common share for each of their LaSalle common shares regardless of the value of Pebblebrook common shares at the time of the closing of a transaction with Pebblebrook, and that at the time of LaSalle agreeing to merger with Pebblebrook, LaSalle shareholders would have no certainty of the value of the consideration they would receive at the merger's closing. In this regard, representatives of Citi and Goldman Sachs reviewed with the LaSalle Board that as of March 27, 2018, the last trading day prior to public announcement of Pebblebrook's unsolicited proposal, the 52-week intraday trading range per Pebblebrook common share was $27.57 to $39.74, and that as recently as March 23, 2018 the closing price per Pebblebrook common share was $32.73. The LaSalle Board also discussed its concerns that Pebblebrook common shares trade at a significantly higher EBITDA multiple as compared to other publicly-traded lodging REITs and that it is difficult to predict whether this would continue in the future. The LaSalle Board also considered that LaSalle shareholders would be provided with the option to elect to receive a cash amount per LaSalle common share equal to the exchange ratio multiplied by the five-day volume weighted average price per Pebblebrook common share ending on the trading day immediately before execution of a definitive merger agreement (which was a price of $34.41 per LaSalle common share based on a five-day volume weighted average price of Pebblebrook's common shares ending on May 16, 2018), up to a maximum of 20% of the aggregate number of LaSalle common shares outstanding immediately prior to the closing, subject to proration. Given the certainty of Blackstone's all-cash proposal, the LaSalle Board determined that it would request that Pebblebrook revise its proposal to provide more protection to LaSalle shareholders in the event that the price per Pebblebrook common share declined between the signing and the closing of the transaction. The LaSalle Board noted that this could be accomplished in various ways, including by increasing the cash component of its proposed merger consideration, or implementing a pricing collar or similar type of pricing protection mechanism with respect to the share consideration.

        During the meeting of the LaSalle Board, a representative of Goodwin received a call from a representative of Pebblebrook's financial advisor who requested an update on the status of LaSalle's sale process and the LaSalle Board's deliberations. The representative of Goodwin indicated that representatives of LaSalle's financial advisors would contact representatives of Pebblebrook's financial advisors following the conclusion of the board meeting.

        Following these discussions, the LaSalle Board instructed representatives of Citi and Goldman Sachs to inform representatives of Pebblebrook's financial advisors that the LaSalle Board was seeking an increase in Pebblebrook's proposed exchange ratio and also requesting that Pebblebrook revise its proposal to provide more protection to LaSalle shareholders in the event that the share price per Pebblebrook common share declined between the signing and the closing of the transaction, which protection could be accomplished in various ways, including by increasing the cash component of its proposed merger consideration, offering a fixed value transaction or implementing a pricing collar with respect to the share consideration. The LaSalle Board also instructed representatives of Citi and Goldman Sachs, following receipt of feedback from Pebblebrook, to request that Blackstone submit a best and final revised offer. Following the meeting, representatives of Citi and Goldman Sachs communicated these points to representatives of each of Blackstone's and Pebblebrook's financial advisors.

        The independent trustees of LaSalle then met in executive session and continued discussions. Representatives of Goodwin and DLA Piper were in attendance. The independent trustees discussed the merits of the different proposals and agreed to discuss them again after final proposals had been received.

        On the afternoon of May 18, 2018, at the direction of the LaSalle Board, representatives of Citi and Goldman Sachs contacted representatives of Pebblebrook's financial advisors and informed them of the feedback from the LaSalle Board on Pebblebrook's proposal. In these discussions, as directed by the LaSalle Board, the representatives of Citi and Goldman Sachs indicated that the LaSalle Board was seeking an increase in the exchange ratio and more protection for LaSalle shareholders in the event that the share price per Pebblebrook common share declined between the signing and the closing of the transaction. The representatives of Citi and Goldman Sachs indicated, as directed by the LaSalle Board, that the LaSalle Board was open to discussing various different ways to accomplish these objectives with Pebblebrook and its financial advisors, including by increasing the cash component of its proposed merger consideration or implementing a pricing collar or similar type of pricing protection mechanism with respect to the share consideration. In response, representatives of Pebblebrook's financial advisors provided no specific feedback to the requests presented by the representatives of Citi and Goldman Sachs. At the direction of Pebblebrook management, representatives of Pebblebrook's financial advisors concluded by stating that Pebblebrook was considering whether or not it wanted to continue participating in LaSalle's sale process.

        Later on the afternoon of May 18, 2018, at the direction of Pebblebrook management, representatives of Pebblebrook's financial advisors contacted representatives of Citi and Goldman Sachs and indicated that Pebblebrook would continue to participate in LaSalle's sale process, but that Pebblebrook was not willing to increase the exchange ratio or provide more protection for LaSalle shareholders in the event that the share price per Pebblebrook common share declined between the signing and the closing of the transaction.

        On May 18, 2018, at the direction of the LaSalle Board, representatives of Citi and Goldman Sachs contacted representatives of Blackstone and indicated that the LaSalle Board had met that day and was continuing its review of Blackstone's latest proposal.

        On May 18, 2018, representatives of Citi and Goldman Sachs contacted Party B as directed by the LaSalle Board. Per the LaSalle Board's direction, representatives of Citi and Goldman Sachs indicated that Party B needed to materially improve its proposed offer price and to expedite its timing to reach a definitive merger agreement with LaSalle. Thereafter, there were no further discussions with Party B.

        Later on May 18, 2018, representatives of Hunton provided a revised draft of the merger agreement to representatives of Goodwin, which reflected no progress on the open points in the merger agreement, as it was in substantially the same form as the revised draft of the merger agreement provided to representatives of Goodwin on May 14, 2018. On May 18, 2018, the closing price per Pebblebrook common share on the NYSE was $39.01.

        Later in the evening on May 18, 2018, representatives of Goodwin and representatives of Blackstone's outside legal counsel had discussions regarding the merger agreement. During these discussions, representatives of Blackstone's outside legal counsel indicated that Blackstone did not want to further discuss open points on the merger agreement until LaSalle had responded to Blackstone's May 16 proposal.

        Also, later on the evening on May 18, 2018, further to the direction of the LaSalle Board, representatives of Citi had a discussion with representatives of Pebblebrook's financial advisor and indicated that the next morning LaSalle would provide Pebblebrook, through representatives of LaSalle's financial advisors, with specific guidance on what improvements Pebblebrook would need to make to its proposal in order to increase its chance of being successful.

        Early in the morning of May 19, 2018, the LaSalle Board met to discuss the strategic process. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Citi and Goldman Sachs updated the LaSalle Board as to the discussions they had with representatives of each of Blackstone's and Pebblebrook's financial advisors at the direction of the LaSalle Board. Representatives of Citi and Goldman Sachs reviewed with the LaSalle Board that, based on the previous day's closing prices, Pebblebrook's proposal had had an implied value of $35.44 per share for 100% of the outstanding LaSalle common shares. Representatives of Citi and Goldman Sachs also reviewed with the LaSalle Board that Pebblebrook had declined to increase the value of its proposal from what it offered in its April 20 proposal or provide LaSalle shareholders with any protection in the event of a decrease in Pebblebrook's share price between signing and closing of the transaction. Representatives of Citi and Goldman Sachs also reported that representatives of Pebblebrook's financial advisors had asked for specific guidance on valuation. Representatives of Citi and Goldman Sachs acknowledged that symmetrical collars were more common in these types of transactions than asymmetrical collars, and the LaSalle Board discussed being open to a symmetrical collar. The LaSalle Board also discussed the risk that Blackstone would withdraw its all-cash proposal if LaSalle was to materially deviate from its proposed timing to announce a transaction prior to market opening on May 21, 2018.

        Following these discussions, the LaSalle Board instructed representatives of Citi and Goldman Sachs to inform representatives of Pebblebrook's financial advisors that by noon on May 19, 2018, Pebblebrook would need to improve its proposed exchange ratio from 0.9085 to 0.9250, provide for an asymmetrical collar with 10% downside protection for LaSalle and provide a revised draft of the merger agreement which was more responsive than the draft merger agreement provided by representatives of Hunton to representatives of Goodwin on May 18, 2018. The LaSalle Board indicated that if Pebblebrook agreed to these terms the LaSalle Board would seek to enter into definitive documentation for a transaction with Pebblebrook as soon as possible. The LaSalle Board determined to meet again later in the day to further consider the status of the current proposals from Blackstone and Pebblebrook.

        At approximately 9:00 a.m. on May 19, 2018, as directed by the LaSalle Board, representatives of Citi and Goldman Sachs communicated the feedback from the LaSalle Board to representatives of Pebblebrook's financial advisors on the following business terms:

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  Pebblebrook would need to improve its proposed exchange ratio from 0.9085 to 0.9250;

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  Pebblebrook would need to agree to an asymmetrical collar with 10% downside protection for LaSalle; and

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  Pebblebrook would need to submit a new revised draft of the merger agreement which was more responsive than the draft merger agreement provided by representatives of Hunton to representatives of Goodwin on May 18, 2018.

        In these discussions, as directed by the LaSalle Board, representatives of Citi and Goldman Sachs emphasized that the LaSalle Board was focused on the risk to LaSalle shareholders of a decline in the price per Pebblebrook common share between signing and closing of the transaction and that the LaSalle Board would be open to considering any potential mechanisms which Pebblebrook could suggest to ameliorate these concerns. Representatives of Citi and Goldman Sachs concluded by acknowledging that symmetrical collars were more common in these types of transactions than asymmetrical collars and suggested that the LaSalle Board could be open to a symmetrical collar.

        In these discussions, as directed by Pebblebrook management, representatives of Raymond James and BAML responded that Pebblebrook would not provide a pricing collar, whether symmetrical or asymmetrical, because such collars are not appropriate or customary in a REIT industry share-for-share transaction when the target's common shares are listed on a major stock exchange. Representatives of Raymond James and BAML further stated that a collar would be particularly inappropriate in this situation because Pebblebrook's several offers to merge with LaSalle had already been publicly disclosed and supported by research analysts and institutional investors and Pebblebrook common shares thus traded at price levels that reflected the potential of a merger.

        Also in these discussions, as directed by the LaSalle Board, representatives of Citi and Goldman Sachs indicated to representatives of Pebblebrook's financial advisors that LaSalle would need definitive responses from Pebblebrook on LaSalle's request to increase the exchange ratio, to provide protection against a decline in the price per Pebblebrook common share between signing and closing, and a revised draft of the merger agreement by noon on May 19, 2018. As directed by the LaSalle Board, representatives of Citi and Goldman Sachs also indicated that in the meantime LaSalle would not have discussions with any other parties regarding a transaction. As directed by the LaSalle Board, representatives of Citi and Goldman Sachs further indicated that if Pebblebrook would agree with the above terms, LaSalle would seek to execute a definitive merger agreement with Pebblebrook as soon as possible. Alternatively, representatives of Citi and Goldman Sachs indicated, as directed by the LaSalle

Board, that if Pebblebrook did not agree to these terms the LaSalle Board was likely to move forward with a proposal from another party.

        Shortly before noon on May 19, 2018, at the direction of Pebblebrook management, representatives of Pebblebrook's financial advisors orally provided representatives of Citi and Goldman Sachs with a revised proposal that was subject to the approval of the Pebblebrook Board and consisted of the following terms, which we refer to as the May 19 proposal, and indicated to the representatives of Citi and Goldman Sachs that this was Pebblebrook's best and final offer:

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  Pebblebrook would improve its proposed exchange ratio to 0.92 (which would have resulted in a price of $35.05 per LaSalle common share for the cash election shares);

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  Pebblebrook would not agree to provide LaSalle shareholders with a collar (whether symmetrical or asymmetrical) or any other protection from a decrease in the share price per Pebblebrook common share between the signing and closing of the transaction, and representatives of Pebblebrook's financial advisors did not indicate that Pebblebrook was open to providing any type of such protection for LaSalle's shareholders; and

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  Pebblebrook wanted to have a call to discuss the merger agreement rather than submitting a revised draft.

        Shortly thereafter, on May 19, 2018, at the direction of the LaSalle Board, representatives of Goodwin had a call with representatives of Hunton to discuss the open issues in the merger agreement. Thereafter, Pebblebrook and its financial and legal advisors received no further communication from LaSalle or its financial and legal advisors prior to LaSalle's May 21, 2018 press release announcing the execution of the Blackstone merger agreement.

        In the afternoon of May 19, 2018, the LaSalle Board met to discuss the status of the negotiations with Blackstone and Pebblebrook. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Citi and Goldman Sachs reviewed the financial aspects of the latest proposal from Pebblebrook and the latest discussions with representatives of Pebblebrook's financial advisors. Representatives of Goodwin updated the LaSalle Board on the status of the merger agreement negotiation with Pebblebrook. The LaSalle Board discussed that while Pebblebrook had improved the exchange ratio, it again refused to include a collar or any other mechanism to protect the value of the transaction for LaSalle shareholders. The LaSalle Board determined that because Pebblebrook had not met the LaSalle Board's request for a collar (whether symmetrical or asymmetrical) or any other protection from a decrease in Pebblebrook's share price between the signing and closing of the transaction, the best pathway to maximize value for LaSalle shareholders was to expeditiously seek an improved offer price from Blackstone, in light of the expiration of Blackstone's offer at 5:00 p.m. on May 20, 2018. The LaSalle Board considered, among other things, the certainty of value in Blackstone's all-cash offer as opposed to the share consideration offered by Pebblebrook and Blackstone's proven ability to complete large acquisition transactions on the agreed terms. Following these discussions, the LaSalle Board instructed representatives of Citi and Goldman Sachs to request that Blackstone increase its purchase price to $34.25 per share. Following the meeting, representatives of Citi and Goldman Sachs communicated this information to Blackstone. The LaSalle Board determined to meet again later in the day to further consider the status of the current proposals from Blackstone and Pebblebrook.

        Later on May 19, 2018, at the direction of the LaSalle Board, representatives of Citi and Goldman Sachs had discussions with a representative of Blackstone in which they asked Blackstone to increase its price to $34.25 per share.

        In a subsequent discussion also on May 19, 2018, the Blackstone representative indicated that Blackstone would not be able to pay $34.25 per share, but that it would increase its price to $33.50 per share, assuming no additional dividends were paid to LaSalle common shareholders other than

LaSalle's regular dividend for the quarter ending June 30, 2018 and that the LaSalle termination fee would equal $112 million (representing approximately 3.0% of its equity value and 2.3% of its enterprise value, based on the merger consideration) and the reverse termination fee payable to LaSalle would equal $336 million (representing approximately 9.0% of its equity value and 6.9% of its enterprise value, based on the merger consideration). During that discussion, the Blackstone representative stated that Blackstone was not willing to increase its offer beyond $33.50 per share and that LaSalle should not contact Blackstone again other than to accept its revised offer of $33.50 per share.

        Later in the afternoon on May 19, 2018, the LaSalle Board met to discuss the status of the negotiations with Blackstone and Pebblebrook. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Citi and Goldman Sachs provided the LaSalle Board with an update regarding the discussions with Blackstone and Pebblebrook since the last board meeting, including that Blackstone had offered $33.50 per share, plus the regular dividend for the quarter ending June 30, 2018, as its best and final offer, and that Pebblebrook was not willing to improve its offer presented earlier that day. Although the exchange ratio last proposed by Pebblebrook resulted in an implied price of $35.89 per share for 100% of the outstanding LaSalle common shares based on the closing price per Pebblebrook common share of $39.01 on May 18, 2018, representatives of Citi and Goldman Sachs reviewed with the LaSalle Board that based on 30-, 60- and 90-day volume weighted average share prices, the implied consideration of Pebblebrook's last proposal was less than $33.50 per LaSalle common share. Representatives of Goodwin then summarized the material terms of the merger agreement and ancillary documentation that had been negotiated with Blackstone, including that the LaSalle termination fee would equal $112 million (which the LaSalle Board viewed as reasonable and not likely to preclude any other party from making a competing acquisition proposal) and that the reverse termination fee payable to LaSalle would equal $336 million. The LaSalle Board again considered, among other things, the certainty of value in Blackstone's all-cash offer as opposed to the share consideration offered by Pebblebrook and Blackstone's proven ability to complete large acquisition transactions on the agreed terms.

        The LaSalle Board further discussed the advantages and risks of the proposed transaction with Blackstone. The LaSalle Board believed that Blackstone would not improve upon its latest offer and that asking for additional improvement on this offer would put at risk the ongoing negotiations with Blackstone to finalize the terms of the merger agreement. In light of these discussions, the LaSalle Board concluded that Blackstone's improved and final offer would, if consummated, provide greater certainty of value (and less risk) to LaSalle shareholders relative to the potential trading price of LaSalle common shares over a longer period as a standalone company after accounting for the long-term risks to LaSalle's business resulting from operational execution risk and evolving industry dynamics. The LaSalle Board also considered that Blackstone could withdraw from the process if the LaSalle Board did not accept its proposal by the stated deadline of entering into a definitive merger agreement by 5:00 p.m. May 20, 2018. After considering LaSalle's strategic alternatives to a potential transaction with Blackstone and LaSalle's ability to continue as a standalone company, the LaSalle Board instructed Goodwin to work with Blackstone's outside legal counsel to finalize the merger agreement and related documents. The independent trustees then met in executive session and continued discussions. Representatives of Goodwin and DLA Piper were in attendance.

        Subsequently on May 19, 2018, as directed by the LaSalle Board, representatives of Citi and Goldman Sachs informed a representative of Blackstone that the LaSalle Board was willing to move forward with negotiating and finalizing a definitive merger agreement concerning Blackstone's offer of $33.50 per share. The representatives of Blackstone indicated that it expected LaSalle to work with Blackstone to finalize and execute a definitive merger agreement by 5:00 p.m. on May 20, 2018.

        Subsequently on May 19, 2018, Goodwin and Blackstone's outside legal counsel had a call to resolve open issues on the merger agreement. Thereafter, Goodwin and Blackstone's outside legal counsel exchanged revised drafts of the merger agreement and related documents.

        In the morning of May 20, 2018, the LaSalle Board met to receive an update on the status of the discussions with Blackstone. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Citi, Goldman Sachs and Goodwin provided an update on the discussions with Blackstone since the last board meeting, including that negotiations between LaSalle and Blackstone were substantially complete. Following discussion, the LaSalle Board instructed LaSalle management and the LaSalle Board's advisors to work with Blackstone and its advisors to finalize the merger agreement and related documents. The LaSalle Board determined to meet again later in the day to further consider the final terms of the proposed transaction with Blackstone.

        In the afternoon of May 20, 2018, the LaSalle Board held a meeting to discuss the final terms of the proposed transaction with Blackstone. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Citi, Goldman Sachs and Goodwin updated the LaSalle Board on the discussions with Blackstone since the last board meeting. Representatives of Goodwin provided an overview of the negotiation process to date with Blackstone's representatives, indicating that negotiations with Blackstone were complete, as well as a presentation regarding the terms of the merger agreement and related documents. Representatives of Goodwin also reviewed with the LaSalle Board its fiduciary duties in connection with a potential sale of LaSalle. The LaSalle Board considered, among other things, the terms of the draft Blackstone merger agreement that addressed LaSalle's ability to consider third-party proposals following the execution and announcement of the Blackstone merger agreement and to terminate the Blackstone merger agreement to accept a superior proposal, including the termination fee payable by LaSalle and the circumstances in which it would be required to be paid. The LaSalle Board also discussed that to date Blackstone had not had, and had not requested to have, discussions with LaSalle management regarding their future roles, compensation, retention or investment arrangements in connection with the proposed transaction.

        Also at this meeting, representatives of Citi and Goldman Sachs reviewed the financial analyses supporting their proposed opinions. After discussion among the LaSalle Board and its financial advisors, representatives of each of Citi and Goldman Sachs each delivered an oral opinion, subsequently confirmed by the delivery of a written opinion from each financial advisor, both dated May 20, 2018, to the LaSalle Board to the effect that, as of such date and based upon and subject to the assumptions made, procedures followed, factors considered and limitations and qualifications on the review undertaken described in each financial advisor's written opinion, the $33.50 in cash per outstanding LaSalle common share to be paid to the holders (other than BRE Landmark Parent L.P. and its affiliates) of the outstanding LaSalle common shares pursuant to the merger agreement was fair from a financial point of view to such holders.

        After the discussion, and taking into account the opinions delivered by Citi and Goldman Sachs, and other factors, including the LaSalle Board's belief that a merger with Blackstone, which we refer to as the Blackstone merger, was more favorable to LaSalle shareholders than other strategic transactions available to LaSalle, the LaSalle Board unanimously adopted resolutions which, among other things, approved the Blackstone merger agreement, the Blackstone merger and the other transactions contemplated by the Blackstone merger agreement, which we refer to as the Blackstone transaction, and recommended that LaSalle shareholders approve the Blackstone transaction.

        Later on May 20, 2018, LaSalle and Blackstone executed the Blackstone merger agreement and all signatories to the equity commitment letter and limited guarantee executed such agreements.

        On the morning of May 21, 2018, prior to the opening of trading on the NYSE, LaSalle and Blackstone issued a joint press release announcing the execution of the Blackstone merger agreement.

        On June 10, 2018, the Pebblebrook Board held a meeting to discuss, among other things, LaSalle's announcement of the Blackstone merger agreement and Pebblebrook's ongoing interest in combining with LaSalle. Members of the Pebblebrook management team and representatives of each of Hunton, Raymond James and BAML were present. During this meeting, Pebblebrook management and representatives of its financial advisors reviewed various financial aspects of the potential transaction, including the termination fee payable to Blackstone in the event LaSalle terminated its agreement with Blackstone to enter into a merger agreement with Pebblebrook. Following discussion, the Pebblebrook Board directed Pebblebrook management to submit another proposal to LaSalle on the terms set forth in the June 11 proposal described below. The Pebblebrook Board also directed Pebblebrook management and representatives of Hunton to submit a new merger agreement to LaSalle.

        On the morning of June 11, 2018, prior to the opening of trading on the NYSE, Mr. Bortz, on behalf of Pebblebrook and as authorized by the Pebblebrook Board, sent a letter to the LaSalle Board, which we refer to as the June 11 letter, and the proposal set forth therein as the June 11 proposal. The June 11 proposal provided for a fixed exchange ratio of 0.92 Pebblebrook common share for each LaSalle common share (the same exchange ratio as set forth in Pebblebrook's oral proposal on May 19, 2018). As in Pebblebrook's April 20 proposal and May 19 proposal, the June 11 letter stated that LaSalle shareholders would be provided with the option to elect cash for up to a maximum of 20% of the aggregate number of LaSalle common shares outstanding immediately prior to the closing, subject to proration. As in Pebblebrook's May 19 proposal, the per-share cash amount was based on the exchange ratio multiplied by the five-day volume weighted average price per Pebblebrook common share as of the end of the last trading day before the proposal was made. The June 11 letter indicated that the per-share cash amount for the June 11 proposal was fixed at $37.80 per share and would not fluctuate, the per-share cash amount was based on the exchange ratio multiplied by the five-day volume weighted average price per Pebblebrook common share ending on June 8, 2018, as opposed to the per share cash amount for the May 19 proposal of $35.05 per share, based on the exchange ratio multiplied by the five-day volume weighted average price per Pebblebrook common share ending on May 18, 2018. The letter also included a summary of certain proposed key terms which included: Pebblebrook executives would manage the combined company; the June 11 proposal was not contingent on financing or further due diligence; a break-up fee of $112 million; and no payments or vesting under change in control severance agreements for Pebblebrook's executive officers. The June 11 letter also stated that Pebblebrook was prepared to enter into a merger agreement essentially identical to the Blackstone merger agreement adapted to reflect the terms of the June 11 proposal and that Pebblebrook would send LaSalle a draft merger agreement under separate cover. Representatives of Hunton subsequently sent the draft merger agreement to representatives of Goodwin.

        On the morning of June 11, 2018, prior to the opening of trading on the NYSE, Pebblebrook issued a press release disclosing its June 11 letter and Pebblebrook also publicly disclosed a related investor presentation.

        On the morning of June 11, 2018, prior to the opening of trading on the NYSE, LaSalle issued a press release confirming receipt of Pebblebrook's June 11 proposal and indicating that the LaSalle Board would carefully review Pebblebrook's June 11 proposal in accordance with the provisions of the Blackstone merger agreement.

        Later on June 11, 2018, the LaSalle transaction committee met to discuss, among other things, Pebblebrook's June 11 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Citi and Goldman Sachs reviewed with the LaSalle transaction committee certain preliminary financial analyses with respect to the June 11 proposal. Representatives of Goodwin provided an overview of their fiduciary duties under applicable law and the application of those principles to Pebblebrook's June 11 proposal. Representatives of Goodwin also reviewed LaSalle's obligations under the Blackstone merger agreement related to the June 11 proposal. Thereafter, the information discussed at this meeting was provided to the other members of the LaSalle Board and Mr. Barnello briefed and consulted with other members of the LaSalle Board regarding the June 11 proposal.

        On June 12, 2018, HG Vora filed an amendment to its Schedule 13D reporting beneficial ownership of 9.1% of the outstanding LaSalle common shares. The amendment to HG Vora's Schedule 13D also disclosed a letter that it had sent to the LaSalle Board stating that it believed that Pebblebrook's June 11 proposal constituted a superior proposal under the Blackstone merger agreement.

        Also on June 12, 2018, the Pebblebrook Board authorized Pebblebrook OP to acquire up to 9.8% of the outstanding LaSalle common shares on terms approved by the Pebblebrook Board through open market purchases or by private agreement.

        On June 14, 2018, the LaSalle Board met to discuss Pebblebrook's June 11 proposal. Members of LaSalle management and representatives of Goodwin and DLA Piper were present. The LaSalle Board, with the assistance of management and in consultation with representatives of Goodwin, discussed Pebblebrook's June 11 proposal. Representatives of Goodwin reviewed with the LaSalle Board that in connection with Pebblebrook's June 11 proposal, and in accordance with the Blackstone merger agreement, the LaSalle Board was permitted to determine whether or not in comparison to the Blackstone transaction, Pebblebrook's June 11 proposal constituted a superior proposal (as defined under the Blackstone merger agreement, which we refer to as a superior proposal) or could reasonably be expected to lead to a superior proposal. Representatives of Goodwin also provided the LaSalle Board with an overview of their fiduciary duties under applicable law and the application of those principles to Pebblebrook's June 11 proposal.

        The LaSalle Board discussed the terms of Pebblebrook's June 11 proposal including: that the price per share for the cash election shares had been increased from $35.05 in the May 19 proposal to $37.80 in the June 11 proposal; that Pebblebrook would have to pay the cash termination fee of $112 million to Blackstone if LaSalle were to terminate the Blackstone merger agreement to execute a merger agreement with Pebblebrook, which we refer to as the Blackstone termination fee (Pebblebrook's June 11 draft merger agreement did not contemplate Pebblebrook paying the Blackstone termination fee); that Pebblebrook had not improved the exchange ratio from its last proposal on May 19, 2018; that the June 11 proposal continued to have a fixed exchange ratio pursuant to which LaSalle shareholders would receive a specific fraction of a Pebblebrook common share for each LaSalle common share regardless of the value of Pebblebrook common shares at the time of the closing of a transaction with Pebblebrook, and LaSalle shareholders would have no certainty of the value of the consideration they would receive at the closing of the transaction; and that despite multiple requests from the LaSalle Board and its financial advisors between May 18 and 19, 2018, the June 11 proposal did not contain a pricing collar or similar type of pricing protection mechanism with respect to the share consideration. The LaSalle Board again considered, among other things, the certainty of value in Blackstone's all-cash offer as opposed to the share consideration offered by Pebblebrook, and Blackstone's proven ability to complete large acquisition transactions on the agreed terms. Following these discussions, the LaSalle Board determined to meet again to further consider Pebblebrook's June 11 proposal.

        On June 17, 2018, the LaSalle Board held another meeting to further discuss Pebblebrook's June 11 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Goodwin reviewed with the LaSalle Board that, in connection with the June 11 proposal and in accordance with the Blackstone merger agreement, the LaSalle Board was permitted to determine in good faith, after consultation with its outside legal counsel and financial advisors, whether in comparison to the Blackstone transaction, Pebblebrook's June 11 proposal constituted a superior proposal or could reasonably be expected to lead to a superior proposal. Representatives of Goodwin also reviewed with the LaSalle Board its fiduciary duties under applicable law and the application of those principles to an evaluation of Pebblebrook's June 11 proposal. Also at this meeting, representatives of Citi and Goldman Sachs reviewed certain financial aspects of Pebblebrook's June 11 proposal, including the implied value of the consideration set forth in Pebblebrook's June 11 proposal since the announcement of the Blackstone merger agreement and a comparison of Blackstone's price of $33.50 per LaSalle common share and Pebblebrook's June 11 proposal.

        The LaSalle Board discussed that, among other things, the key terms included in Pebblebrook's June 11 proposal were substantially similar to the prior proposal submitted by Pebblebrook on May 19, 2018, which the LaSalle Board previously evaluated alongside the Blackstone proposal submitted on the same date. The LaSalle Board also discussed that, as in Pebblebrook's May 19 proposal, the June 11 proposal included the same 80% share consideration and provided that LaSalle shareholders would be provided with the option to elect cash up to a maximum of 20% of the aggregate number of LaSalle common shares outstanding immediately prior to the closing, subject to proration; however, unlike the May 19 proposal, under the June 11 proposal the shareholders of the combined company resulting from the combination of LaSalle and Pebblebrook would bear the expense of the $112 million termination fee that would be payable to Blackstone under the Blackstone merger agreement. The LaSalle Board also discussed that Pebblebrook's June 11 proposal continued to fail to address the significant price risks and uncertainties for LaSalle shareholders that the LaSalle Board had previously communicated to Pebblebrook, and that in previous discussions, Pebblebrook refused to agree to any possible terms that would protect LaSalle shareholders against downside risks in the event of a decline in Pebblebrook's share price between the signing and closing of a transaction with Pebblebrook. The LaSalle Board also discussed that the Blackstone merger agreement represented immediate and certain cash value, was in the best interest of LaSalle shareholders and was expected to close as early as August 2018, and Blackstone's proven ability to complete large acquisition transactions on the agreed terms. Based on the discussions at this meeting and prior board meetings, the LaSalle Board unanimously determined in good faith, after consultation with its outside legal counsel and financial advisors, that in comparison to the Blackstone transaction, Pebblebrook's June 11 proposal did not constitute a superior proposal and could not reasonably be expected to lead to a superior proposal.

        On the morning of June 18, 2018, prior to the opening of trading on the NYSE, LaSalle issued a press release disclosing that the LaSalle Board had determined that Pebblebrook's June 11 proposal did not constitute a superior proposal and could not reasonably be expected to lead to a superior proposal. The press release further disclosed that the LaSalle Board had reaffirmed its recommendation in support of the Blackstone merger agreement.

        Also on the morning of June 18, 2018, prior to the opening of trading on the NYSE, LaSalle filed a proxy statement regarding the Blackstone transaction in preliminary form with the SEC.

        Also on the morning of June 18, 2018, Pebblebrook issued a press release disclosing that it had increased its ownership of LaSalle to approximately 9.0% of the outstanding LaSalle common shares.

        On June 22, 2018, Pebblebrook filed a Schedule 13D reporting beneficial ownership of 9.8% of the outstanding LaSalle common shares.

        On July 10, 2018, Pebblebrook filed a preliminary proxy statement with the SEC in order to solicit proxies from LaSalle shareholders to vote against the Blackstone transaction.

        On the morning of July 20, 2018, prior to the opening of trading on the NYSE, Pebblebrook issued a press release disclosing a letter to the LaSalle Board reconfirming Pebblebrook's June 11 proposal, which we refer to as the July 20 letter, and the proposal set forth therein as the July 20 proposal. The July 20 proposal provided for a fixed exchange ratio of 0.92 Pebblebrook common share for each LaSalle common share (the same exchange ratio as set forth in Pebblebrook's May 19 proposal and in its June 11 proposal). As in Pebblebrook's April 20, May 19 and June 11 proposals, the July 20 letter stated that LaSalle shareholders would be provided with the option to elect cash for up to a maximum of 20% of the aggregate number of LaSalle common shares outstanding immediately prior to the closing, subject to proration. The July 20 proposal included a fixed per share cash amount of $37.80 per share (the same per share cash amount as set forth in the June 11 proposal, which was based on the five-day VWAP of Pebblebrook common shares ending on June 8, 2018). The July 20 letter included the same summary of certain proposed key terms which were included with the June 11 letter. The July 20 letter also stated that Pebblebrook was prepared to enter into the draft merger agreement that Pebblebrook provided to LaSalle in connection with its June 11 proposal. Later that day, Pebblebrook sent a copy of the July 20 letter to LaSalle.

        Later on July 20, 2018, LaSalle issued a press release confirming receipt of Pebblebrook's July 20 proposal and indicating that the LaSalle Board would carefully review Pebblebrook's July 20 proposal in accordance with the provisions of the Blackstone merger agreement and a separate press release announcing that LaSalle had set July 20, 2018 as the record date for the LaSalle special meeting for the purpose of obtaining shareholder approval of the Blackstone transaction.

        On July 29, 2018, the LaSalle Board met to discuss, among other things, Pebblebrook's July 20 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. The LaSalle Board, with the assistance of management and in consultation with representatives of Citi, Goldman Sachs and Goodwin, discussed Pebblebrook's July 20 proposal. Representatives of Goodwin reviewed with the LaSalle Board that, in connection with the July 20 proposal and in accordance with the Blackstone merger agreement, the LaSalle Board was permitted to determine in good faith, after consultation with its outside legal counsel and financial advisors, whether or not in comparison to the Blackstone transaction, Pebblebrook's July 20 proposal constituted a superior proposal or could reasonably be expected to lead to a superior proposal. Representatives of Goodwin also reviewed with the LaSalle Board its fiduciary duties under applicable law and the application of those principles to an evaluation of Pebblebrook's July 20 proposal. Also at this meeting, representatives of Citi and Goldman Sachs reviewed certain financial aspects of Pebblebrook's July 20 proposal, including the implied value of the consideration set forth in Pebblebrook's July 20 proposal since the announcement of the Blackstone merger agreement and a comparison of Blackstone's price of $33.50 per LaSalle common share and Pebblebrook's July 20 proposal.

        The LaSalle Board discussed that, among other things, the key terms included in Pebblebrook's July 20 proposal were the same as the prior proposal submitted by Pebblebrook on June 11, 2018, which the LaSalle Board previously evaluated and determined did not constitute a superior proposal and could not reasonably be expected to lead to a superior proposal. The LaSalle Board also discussed that, as in Pebblebrook's April 20, May 19 and June 11 proposals, the July 20 proposal included the same 80% share consideration and provided that LaSalle shareholders would be provided with the option to elect cash up to a maximum of 20% of the aggregate number of LaSalle common shares outstanding immediately prior to the closing, subject to proration. The LaSalle Board also discussed that under the terms of Pebblebrook's July 20 proposal, LaSalle shareholders would ultimately bear the majority of the $112 million termination fee that would be payable to Blackstone under the Blackstone merger agreement, given that LaSalle shareholders would own the majority of the combined company. The LaSalle Board also discussed that Pebblebrook had not improved either the exchange ratio or the cash amount from its June 11 proposal. The LaSalle Board also discussed that Pebblebrook's July 20 proposal continued to fail to address the significant price risks and uncertainties for LaSalle shareholders that the LaSalle Board had previously communicated to Pebblebrook and publicly disclosed, and that Pebblebrook refused to agree to any possible terms that would protect LaSalle shareholders against downside risks in the event of a decline in the price per Pebblebrook common shares between the signing and closing of a transaction with Pebblebrook. The LaSalle Board also considered the most recent publicly announced financial performance and 2018 outlook of Pebblebrook as well as LaSalle management's view of such performance and outlook. The LaSalle Board also reviewed certain updated financial projections regarding LaSalle for the fiscal years ended December 31, 2018 through December 31, 2022, prepared by LaSalle management, which were the same in all respects as the forecasts that LaSalle management had prepared and provided to the

LaSalle Board on May 10, 2018, except that they incorporated LaSalle's actual performance for the fiscal quarters ended March 31, 2018 and June 30, 2018, and a corresponding roll forward for the fiscal years ending December 31, 2018 through December 31, 2022 (which updated projections are summarized below under the section entitled "—Certain Prospective Financial Information—Financial Projections" and which we refer to as the LaSalle projections). The LaSalle Board discussed the risks, challenges, and strategic opportunities facing LaSalle in the context of the LaSalle projections. Following discussion and questions of LaSalle management regarding various matters relating to the LaSalle projections, including the assumptions on which they were based, the LaSalle Board confirmed the LaSalle projections for use by Citi and Goldman Sachs. The LaSalle Board also discussed that the Blackstone merger agreement represented immediate and certain cash value, was in the best interest of LaSalle shareholders, was expected to close in early September 2018 and Blackstone's proven ability to complete large acquisition transactions on the agreed terms. Based on the discussions at this meeting and prior board meetings, the LaSalle Board unanimously determined in good faith, after consultation with its outside legal counsel and financial advisors, that in comparison to the Blackstone transaction, Pebblebrook's July 20 proposal did not constitute a superior proposal and could not reasonably be expected to lead to a superior proposal.

        On the morning of July 30, 2018, prior to the opening of trading on the NYSE, LaSalle issued a press release disclosing that the LaSalle Board had determined that Pebblebrook's July 20 proposal did not constitute a superior proposal and could not reasonably be expected to lead to a superior proposal. The press release further disclosed that the LaSalle Board had reaffirmed its recommendation in support of the Blackstone merger agreement.

        Also on the morning of July 30, 2018, prior to the opening of trading on the NYSE, LaSalle filed a definitive proxy statement regarding the Blackstone transaction with the SEC.

        Later on July 30, 2018, Pebblebrook filed a definitive proxy statement with the SEC in order to solicit proxies from LaSalle shareholders to vote against the Blackstone transaction.

        On August 6, 2018, LaSalle issued a press release announcing that it had filed an investor presentation with the SEC in connection with the Blackstone transaction for use with LaSalle shareholders and proxy advisory firms.

        On August 9, 2018, LaSalle announced its financial results for the second quarter of 2018. LaSalle reported second quarter results that exceeded LaSalle's expectations. On August 9, 2018, the LaSalle common share closing price on the NYSE was $34.21.

        On August 10, 2018, Pebblebrook issued a press release announcing that it had filed an investor presentation with the SEC in connection with its opposition to the Blackstone transaction.

        On August 13, 2018, LaSalle delivered an investor presentation to proxy advisory firm Glass Lewis & Co., which we refer to as Glass Lewis.

        On August 13, 2018, Pebblebrook delivered an investor presentation to proxy advisory firm Glass Lewis.

        On August 13, 2018, the LaSalle Board held a meeting to receive an update on the Blackstone transaction. Members of LaSalle management and representatives of Goodwin and DLA Piper were present. Mr. Barnello provided an update on the Blackstone transaction and discussed, among other matters, LaSalle's recent meeting with Glass Lewis and upcoming meeting with proxy advisory firm Institutional Shareholder Services, which we refer to as ISS, and recent actions taken by Pebblebrook in furtherance of its unsolicited proposal to acquire LaSalle.

        On August 20, 2018, in anticipation of LaSalle terminating the Blackstone merger agreement and entering into an agreement and plan of merger with Pebblebrook, Pebblebrook entered into an agreement with a third-party purchaser, unaffiliated with either Pebblebrook or LaSalle, Saddletree

Capital Partners, LLC, a Delaware limited liability company, which we refer to as Saddletree, to sell three of LaSalle's hotels to Saddletree, which we refer to as the portfolio sale agreement, contingent upon, among other things, LaSalle entering into a merger agreement with Pebblebrook, certain of LaSalle's affiliates joining the portfolio sale agreement upon entering into such merger agreement and the shareholders of both companies providing the requisite approvals. See "Financing Related to the Mergers—Contingent Purchase and Sale Agreement" beginning on page 234 for more information.

        On August 20, 2018, LaSalle delivered an investor presentation to ISS.

        On August 20, 2018, Pebblebrook delivered an investor presentation to ISS.

        On August 20, 2018, the LaSalle Board held a meeting to receive an update on the Blackstone transaction. Members of LaSalle management and representatives of Goodwin and DLA Piper were present. Mr. Barnello provided an update on LaSalle's pending transaction with Blackstone and discussed, among other matters, LaSalle's recent meeting with ISS.

        On August 20, 2018 the Pebblebrook Board held a meeting to discuss LaSalle's responses to Pebblebrook's prior proposals and Pebblebrook's ongoing interest in combining with LaSalle. Members of the Pebblebrook management team and representatives of each of Hunton, Raymond James and BAML were present. At this meeting, Pebblebrook management reviewed with the Pebblebrook Board, among other things, the terms of the portfolio sale agreement with Saddletree and how the aggregate proceeds of approximately $715 million resulting from the consummation of the portfolio sale agreement transactions could be used to fund an increase in the cash portion of the proposed merger consideration. Pebblebrook management also reviewed with the Pebblebrook Board certain financial aspects of the proposed transaction, including with respect to an increase in the cash portion of the merger consideration from 20% to 30%. Pebblebrook management also updated the Pebblebrook Board on the status of Pebblebrook's discussions with BAML regarding a commitment letter for a bridge loan to fund the cash consideration of the proposed transaction. At the conclusion of the meeting and with input from Pebblebrook management and representatives of Pebblebrook's financial advisors and legal advisors, the Pebblebrook Board authorized management to submit a revised proposal to the LaSalle Board on the terms set forth in the August 21 proposal described below, which included an increase in the cash consideration of the prior proposal from 20% to 30%.

        On August 21, 2018, after the closing of trading on the NYSE, Pebblebrook issued a press release disclosing a letter to the LaSalle Board, which we refer to as the August 21 letter, and the proposal set forth therein as the August 21 proposal. The August 21 letter provided a revised proposal with respect to merger consideration. The August 21 proposal provided for a fixed exchange ratio of 0.92 Pebblebrook common shares for each LaSalle common share (the same exchange ratio as set forth in Pebblebrook's May 19, June 11 and July 20 proposals). The August 21 letter stated that LaSalle shareholders would be provided with the option to elect cash up to a maximum of 30% of the aggregate number of LaSalle common shares outstanding immediately prior to the closing, subject to proration (which was an increase from the 20% provided in Pebblebrook's April 20, May 19, June 11 and July 20 proposals). The fixed per share cash amount for the August 21 proposal was fixed at $37.80 per share (the same per share cash amount as set forth in Pebblebrook's June 11 and July 20 proposals). The August 21 letter included the same summary of certain proposed key terms which were included with the June 11 and July 20 letters. The August 21 letter also stated that Pebblebrook was prepared to enter into the draft merger agreement that Pebblebrook provided to LaSalle in connection with its June 11 proposal. Pebblebrook's August 21 press release also indicated that Pebblebrook recently entered into an agreement to sell certain LaSalle properties in connection with the closing of a Pebblebrook-LaSalle merger. On August 21, 2018, Pebblebrook also sent a copy of the August 21 letter to LaSalle.

        From August 22 through 26, 2018, representatives of LaSalle and Blackstone discussed Pebblebrook's August 21 proposal and the upcoming special meeting of LaSalle shareholders scheduled for September 6, 2018 relating to the Blackstone transaction, including options that Blackstone could take under the Blackstone merger agreement in response to Pebblebrook's August 21 proposal.

        On the morning of August 22, 2018, prior to the opening of trading on the NYSE, LaSalle issued a press release confirming receipt of Pebblebrook's August 21 proposal and indicating that the LaSalle Board would carefully review Pebblebrook's August 21 proposal in accordance with the provisions of the Blackstone merger agreement.

        On August 22, 2018, HG Vora filed an amendment to its Schedule 13D reporting beneficial ownership of 8.2% of the outstanding LaSalle common shares. The amendment to HG Vora's Schedule 13D also disclosed a letter that it had sent to the LaSalle Board stating that it held 9.1% of the outstanding LaSalle common shares as of the record date for the special meeting of the LaSalle for the Blackstone transaction, that it intended to vote against the Blackstone transaction and that it believed that Pebblebrook's August 21 proposal constituted a superior proposal.

        On August 23, 2018, Glass Lewis recommended that LaSalle shareholders vote against the proposal to approve the Blackstone transaction.

        On August 23, 2018, the LaSalle transaction committee met to discuss, among other things, Pebblebrook's August 21 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Citi and Goldman Sachs reviewed certain preliminary financial analyses with respect to the August 21 proposal. Representatives of Goodwin reviewed LaSalle's obligations under the Blackstone merger agreement related to the August 21 proposal. Thereafter, the information discussed at this meeting was provided to the other members of the LaSalle Board and Mr. Barnello briefed and consulted with other members of the LaSalle Board with respect thereto.

        On August 24, 2018, proxy advisory firm ISS recommended that the LaSalle shareholders vote against the proposal to approve the Blackstone transaction.

        On August 26, 2018, the LaSalle Board held a meeting to discuss Pebblebrook's August 21 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Goodwin reviewed with the LaSalle Board that, in connection with the August 21 proposal and in accordance with the Blackstone merger agreement, the LaSalle Board was permitted to determine in good faith, after consultation with its outside legal counsel and financial advisors, whether or not in comparison to the Blackstone transaction, Pebblebrook's August 21 proposal constituted a superior proposal or could reasonably be expected to lead to a superior proposal. Representatives of Goodwin also reviewed with the LaSalle Board its fiduciary duties under applicable law and the application of those principles to an evaluation of Pebblebrook's August 21 proposal. Also at this meeting, representatives of Citi and Goldman Sachs reviewed certain financial aspects of Pebblebrook's August 21 proposal, including the implied value of the consideration set forth in Pebblebrook's August 21 proposal and a comparison of Blackstone's price of $33.50 per share and Pebblebrook's August 21 proposal. The LaSalle Board discussed that based on the closing price per Pebblebrook common share on August 24, 2018 of $36.37 multiplied by the proposed exchange ratio of 0.92 in Pebblebrook's August 21 proposal, this represented a premium of 8.6% above Blackstone's price of $33.50 per LaSalle common share. The LaSalle Board also discussed the recommendations of both ISS and Glass Lewis that LaSalle shareholders vote against the Blackstone transaction, recent unsolicited correspondence from shareholders regarding the vote on the Blackstone transaction and the current voting expectations regarding the shareholder vote on the Blackstone transaction.

        The LaSalle Board discussed that, among other things, Pebblebrook's August 21 proposal increased the maximum number of LaSalle common shares that could receive $37.80 in cash to 30% of the aggregate number of LaSalle common shares outstanding immediately prior to the closing, subject to proration (a 50% increase in the cash consideration compared to Pebblebrook's prior proposals). The LaSalle Board also discussed whether Pebblebrook had agreed that its LaSalle common shares would be excluded from the cash election in the mergers, which would effectively increase the maximum number of LaSalle common shares that could receive the cash election price to approximately 33% of the aggregate number of LaSalle common shares outstanding. The LaSalle Board also discussed that the increased cash component of Pebblebrook's August 21 proposal mitigated the price risks and uncertainties for LaSalle shareholders that the LaSalle Board had previously publicly disclosed regarding Pebblebrook's prior proposals, and provided a certain degree of protection to the LaSalle shareholders against downside risks in the event of a decline in price per Pebblebrook common share between the signing and closing of a transaction with Pebblebrook. The LaSalle Board also discussed that the other key terms included in Pebblebrook's August 21 proposal were substantially similar to Pebblebrook's June 11 and July 20 proposals.

        Following these discussions, the LaSalle Board determined in good faith, after consultation with its outside legal counsel and financial advisors, that in comparison to the Blackstone transaction, Pebblebrook's August 21 proposal could reasonably be expected to lead to a superior proposal. The LaSalle Board did not, however, determine that Pebblebrook's August 21 proposal in fact constituted a superior proposal and did not change its recommendation in support of the Blackstone transaction. Following this determination, the LaSalle Board was permitted under the Blackstone merger agreement to engage in discussions with Pebblebrook and to seek improvements with respect to the August 21 proposal, including clarification regarding Pebblebrook's proposed asset sales and Pebblebrook's position regarding the composition of the Pebblebrook Board following the closing of the proposed transaction and confirmation that Pebblebrook would pay the Blackstone termination fee on behalf of LaSalle. The LaSalle Board also instructed LaSalle management to provide due diligence access to Pebblebrook and instructed the representatives of Citi, Goldman Sachs, Goodwin and DLA Piper to engage in discussions with Pebblebrook and its advisors regarding the August 21 proposal. At the conclusion of the meeting, the independent trustees participating in the meeting met in executive session with Goodwin and DLA Piper to further discuss Pebblebrook's August 21 proposal and the Blackstone transaction.

        On the morning of August 27, 2018, prior to the opening of trading on the NYSE, LaSalle issued a press release disclosing that the LaSalle Board had determined that Pebblebrook's August 21 proposal could reasonably be expected to lead to a superior proposal. The press release stated that under the Blackstone merger agreement, the LaSalle Board's determination allowed LaSalle to conduct discussions and negotiations with Pebblebrook. The press release further disclosed that the LaSalle Board had not determined that that the Pebblebrook's August 21 proposal in fact constituted a superior proposal and had not changed its recommendation in support of the Blackstone merger agreement.

        On August 27, 2018, representatives of Goodwin provided a revised draft of Pebblebrook's June 11 draft merger agreement to representatives of Hunton. The revised draft provided, among other things, certain revisions to conform to the Blackstone merger agreement, that Pebblebrook would pay the Blackstone termination fee on behalf of LaSalle, that the Pebblebrook termination fee would equal 3.0% of Pebblebrook's equity value, clarifications regarding Pebblebrook's proposed asset sales, that LaSalle would be permitted to continue to pay its regular quarterly dividend to LaSalle common shareholders and that three LaSalle trustees would join the board of trustees of the proposed combined company at closing.

        Also on August 27, 2018, Pebblebrook was provided access to an online data room containing nonpublic information regarding LaSalle, which was the same data room to which Blackstone also had access. In addition, LaSalle was provided access to an online data room containing nonpublic information regarding Pebblebrook.

        Also on August 27, 2018, the LaSalle Board held a meeting to discuss the status of discussions with Pebblebrook. Members of LaSalle management and representatives of Goodwin and DLA Piper were present. The LaSalle Board received an update regarding the interactions between representatives of LaSalle's and Pebblebrook's financial and legal advisors that day.

        On August 28, 2018, LaSalle made available to Pebblebrook and Blackstone the LaSalle projections.

        On August 28, 2018, representatives of Hunton provided a revised draft of the merger agreement to representatives of Goodwin. The revised draft provided, among other things, that the LaSalle common shares owned by Pebblebrook would be considered cash election shares in the merger (effectively reducing the number of cash election shares available to LaSalle shareholders other than Pebblebrook), that LaSalle would cooperate with Pebblebrook's efforts to sell certain LaSalle assets in connection with the closing, that LaSalle would not be permitted to continue to pay its regular quarterly dividend to the LaSalle common shareholders and that no LaSalle trustees would join the board of trustees of the proposed combined company at closing.

        On August 28, 2018, the LaSalle transaction committee held a meeting to discuss the status of discussions with Pebblebrook. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Goodwin reviewed Hunton's revised draft of the merger agreement and discussed the differences between Goodwin's prior draft and Hunton's revised draft. The LaSalle transaction committee discussed, among other matters, certain terms of the draft merger agreement with Pebblebrook and other matters related to a potential transaction with Pebblebrook. The LaSalle transaction committee also discussed the current voting expectations for LaSalle's shareholders meeting scheduled for September 6, 2018, LaSalle management's recent discussions with investors and research analysts and LaSalle management's diligence session with the Pebblebrook management team scheduled for the following day.

        On August 29, 2018, members of LaSalle management and Pebblebrook management conducted in-person, reciprocal high-level management presentations with representatives of their respective financial advisors also present. Following those management presentations, members of LaSalle and Pebblebrook management and their respective financial and legal advisors participated in follow-up due diligence discussions.

        Also from August 29 through September 6, 2018, representatives of Goodwin, with input from LaSalle management and with the benefit of the views of the LaSalle trustees provided at meetings of the LaSalle Board and of the LaSalle transaction committee, and representatives of Hunton exchanged drafts and participated in discussions regarding the terms of the merger agreement and related agreements. The key issues negotiated with respect to the merger agreement and related agreements included, among other things: the restrictions on the conduct of the parties' businesses until completion of the transaction; the treatment of the LaSalle common shares owned by Pebblebrook; LaSalle's obligations to cooperate with Pebblebrook's planned sale of certain LaSalle properties concurrent with closing; the right of the parties' boards to change their recommendation that shareholders approve the merger in response to a material change in circumstances; the composition of the board of trustees of the proposed combined company; LaSalle's ability to continue to pay its regular quarterly dividend to LaSalle common shareholders; and the provisions regarding LaSalle's equity awards, employee benefit plans, severance and other compensation matters.

        On August 29, 30 and 31, 2018, the LaSalle transaction committee held meetings to discuss the status of discussions with Pebblebrook. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. At these meetings, Mr. Barnello and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper provided updates on Pebblebrook's due diligence review and on the merger agreement negotiations. LaSalle management reviewed with the LaSalle transaction committee LaSalle management's reverse due diligence of Pebblebrook and

LaSalle management, with the assistance of representatives of Citi and Goldman Sachs, reviewed the financial aspects of Pebblebrook's updated five-year forecasts previously provided by Pebblebrook. Mr. Barnello also provided updates regarding his conversations with Blackstone representatives regarding Blackstone's alternatives under the Blackstone merger agreement in response to Pebblebrook's August 21 proposal. At these meetings, the LaSalle transaction committee directed the representatives of Citi, Goldman Sachs, Goodwin and DLA Piper to continue negotiations with Pebblebrook and its advisors. Following these discussions, the LaSalle transaction committee instructed representatives of Citi, Goldman Sachs and Goodwin to seek to have Pebblebrook agree that its LaSalle common shares be treated as share election shares in the proposed merger, that LaSalle be permitted to pay its regular quarterly dividend to LaSalle common shareholders prior to closing and that three LaSalle trustees join the board of trustees of the proposed combined company.

        On August 31, 2018, at the direction of the LaSalle transaction committee, representatives of Citi and Goldman Sachs contacted representatives of Pebblebrook's financial advisors to communicate LaSalle's position on matters related to the draft merger agreement.

        On August 31, 2018, representatives of Goodwin provided a revised draft of the merger agreement to representatives of Hunton.

        During the weekend of September 1, 2018, Mr. Barnello had conversations with representatives of Blackstone regarding potential options that Blackstone could take regarding Pebblebrook's August 21 proposal.

        On September 1, 2018, the LaSalle Board held a meeting to discuss Pebblebrook's August 21 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Mr. Barnello and representatives of Citigroup, Goldman Sachs and Goodwin provided an update on the status of LaSalle's negotiations with Pebblebrook since the LaSalle Board's determination that Pebblebrook's August 21 proposal could reasonably be expected to lead to a superior proposal. Mr. Barnello also summarized his recent discussions with Blackstone. Members of the LaSalle transaction committee also reported to the LaSalle Board on their discussions at recent meetings.

        Later on September 1, 2018, representatives of Hunton provided a revised draft of the merger agreement to representatives of Goodwin.

        On September 2, 2018, the LaSalle Board held a meeting to discuss Pebblebrook's August 21 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Mr. Barnello and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper provided an update on merger agreement negotiations, including that Pebblebrook had agreed to exclude its LaSalle common shares from the cash election shares in the proposed merger, Pebblebrook agreed to permit LaSalle to pay a dividend to LaSalle common shareholders in the first quarter of 2019 if the transaction did not close by December 31, 2018, the parties were still discussing the treatment of LaSalle's equity awards in the company merger and that Pebblebrook remained unwilling to add any LaSalle trustees to the board of trustees of the proposed combined company. The LaSalle Board also discussed having Mr. Barnello meet with Mr. Bortz to discuss the composition of the board of trustees of the combined company. At the conclusion of the meeting, the independent trustees participating in the meeting met in executive session with Goodwin and DLA Piper to further discuss Pebblebrook's August 21 proposal and the negotiations with Pebblebrook.

        On the morning of September 3, 2018, the LaSalle Board held a meeting to discuss Pebblebrook's August 21 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Mr. Barnello and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper provided an update on merger agreement negotiations. The LaSalle Board discussed, among other matters, open items in the draft merger agreement with Pebblebrook, including that Pebblebrook remained unwilling to invite any LaSalle trustees to join the board of trustees of the proposed combined company. Following this discussion, the LaSalle Board authorized Mr. Barnello to meet with Mr. Bortz to discuss the composition of the board of trustees of the proposed combined company.

        In the afternoon of September 3, 2018, Mr. Barnello met with Mr. Bortz and indicated that it was important to the LaSalle Board that it have representation of its non-executive independent trustees on the board of trustees of the proposed combined company. Mr. Bortz stated that Pebblebrook remained unwilling to add any LaSalle trustees to the board of trustees of the proposed combined company.

        Later on September 3, 2018, the LaSalle Board held a meeting to discuss Pebblebrook's August 21 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Mr. Barnello summarized for the LaSalle Board his discussion with Mr. Bortz earlier that day. Mr. Barnello and representatives of Goodwin provided an update on the merger agreement negotiations with the significant remaining open point being whether or not any LaSalle trustees would be added to the board of trustees of the proposed combined company. Representatives of Citi and Goldman Sachs reviewed certain financial aspects of Pebblebrook's August 21 proposal, including the implied value of the consideration set forth in Pebblebrook's August 21 proposal since the announcement of the Blackstone merger agreement and a comparison of Blackstone's price of $33.50 per share and Pebblebrook's August 21 proposal. Representatives of Citi and Goldman Sachs also reviewed the 2018 outlook of Pebblebrook as well as LaSalle management's view of such performance and outlook which remained unchanged from the July 29, 2018 LaSalle Board meeting. Representatives of Goodwin also discussed the likely timeline of events if the LaSalle Board determined that Pebblebrook's August 21 proposal was a superior proposal and provided notice to Blackstone of its intent to terminate the Blackstone merger agreement. The LaSalle Board further discussed the advantages and risks of the proposed transaction with Pebblebrook that are described below in greater detail under the section entitled "—Recommendation of the LaSalle Board and Its Reasons for the Mergers" beginning on page 118. Following this discussion, the LaSalle Board determined to defer a decision on whether Pebblebrook's August 21 proposal was a superior proposal, pending a final attempt to persuade Pebblebrook to provide for LaSalle trustees to join the board of trustees of the proposed combined company. At the conclusion of the meeting, the independent board members participating in the meeting met in executive session with Goodwin and DLA Piper and continued discussions.

        Also later on September 3, 2018, the Pebblebrook Board held a meeting to discuss, among other things, the status of the negotiations with LaSalle. The Pebblebrook management team and representatives of each of Hunton, Raymond James and BAML were present. Representatives of Hunton reviewed with the Pebblebrook Board its fiduciary duties under applicable law. Representatives of Hunton also reviewed with the Pebblebrook Board the terms of the proposed merger agreement and the remaining open issues, including the composition of the board of trustees of the proposed combined company. Following this review, the Pebblebrook Board reaffirmed to management that the Pebblebrook Board remained unwilling to add any LaSalle trustees to the board of trustees of the combined company. Pebblebrook management also provided an update on the status of the negotiations regarding the commitment letter with BAML. Representatives of Raymond James discussed with the Pebblebrook Board certain financial aspects of the proposed transaction with LaSalle. The Pebblebrook Board further discussed the advantages and risks of the proposed transaction with LaSalle, including the advantages and risks that are described below in greater detail under the section entitled "—Recommendation of the Pebblebrook Board and Its Reasons for the Mergers" beginning on page 122. At the conclusion of the meeting and following the input of Pebblebrook management and representatives of its financial advisors and legal advisors, the Pebblebrook Board authorized management to continue working towards a definitive merger agreement. The Pebblebrook Board also authorized management to enter into a term loan with BAML to provide Pebblebrook with additional funds to pay the Blackstone termination fee on behalf of LaSalle.

        On September 4, 2018, Mr. Barnello had a discussion with a representative of Blackstone regarding Blackstone's views regarding Pebblebrook's August 21 proposal and the status of the LaSalle shareholder meeting scheduled for September 6, 2018 to vote on the Blackstone transaction.

        On September 4, 2018, the LaSalle Board met to receive an update on the status of the discussions with Pebblebrook and Blackstone. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Mr. Barnello summarized for the LaSalle Board his recent discussion with Blackstone. Mr. Barnello and representatives of Citi, Goldman Sachs and Goodwin provided an update on the merger agreement negotiations with Pebblebrook.

        Later on September 4, 2018, Mr. Barnello had a conversation with a representative of Blackstone who indicated that if the LaSalle Board determined that Pebblebrook's August 21 proposal constituted a superior proposal, Blackstone would waive its four business day negotiation period under the Blackstone merger agreement.

        Later on September 4, 2018, at the direction of the LaSalle Board, representatives of Citi and Goldman Sachs had a discussion with representatives of Pebblebrook's financial advisors regarding open points on the merger agreement. Shortly after this discussion, at the direction of the Pebblebrook Board, representatives of Pebblebrook's financial advisors informed representatives of Citi and Goldman Sachs that Pebblebrook remained unwilling to add any LaSalle trustees to the board of trustees of the proposed combined company.

        Later on September 4, 2018, the LaSalle Board held a meeting to discuss Pebblebrook's August 21 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. The LaSalle Board discussed that despite several attempts, Pebblebrook remained unwilling to add any LaSalle trustees to the board of trustees of the proposed combined company. Mr. Barnello also apprised the LaSalle Board that Blackstone had indicated that it would waive its match right under the Blackstone merger agreement. Following these discussions, the LaSalle Board directed LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper to concede the requirement that LaSalle trustees join the board of trustees of the proposed combined company and to finalize all other terms of the merger agreement and related documentation with Pebblebrook and its advisors. At the conclusion of the meeting, the independent trustees participating in the meeting met in executive session with Goodwin and DLA Piper and continued discussions.

        On the morning of September 5, 2018, the LaSalle Board met to receive an update on the status of the discussions with Pebblebrook. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Citi, Goldman Sachs and Goodwin provided an update on the discussions with Pebblebrook since the last meeting of the LaSalle Board. LaSalle management provided an update on the diligence information received from Pebblebrook related to its proposed asset sales. Following discussion, the LaSalle Board instructed LaSalle management and the LaSalle Board's advisors to continue to work with Pebblebrook to finalize the merger agreement and related documents. The LaSalle Board determined to meet later in the day to further consider the final terms of the proposed transaction with Pebblebrook, based on its August 21 proposal.

        Later on September 5, 2018, the LaSalle Board held a meeting to discuss Pebblebrook's August 21 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Citi and Goldman Sachs reviewed the terms and conditions of the Pebblebrook's August 21 proposal from a financial point of view. Representatives of Goodwin reported that the terms of the merger agreement and related documentation with Pebblebrook were substantially complete. Representatives of Goodwin led a discussion on the terms of the proposed merger agreement with Pebblebrook and advised the LaSalle Board regarding the expected timing for execution of a definitive agreement, the public announcement of the transaction and a projected closing timetable if the LaSalle Board determined that Pebblebrook's August 21 proposal constituted a superior proposal and Blackstone waived its four business day negotiation period under the Blackstone merger agreement. After the discussion, and taking into account the other factors described below in greater detail under the section entitled "—Recommendation of the LaSalle Board and Its Reasons for the Mergers," including the LaSalle Board's belief that the merger is more favorable to the LaSalle shareholders than other strategic transactions available to LaSalle, including remaining as an independent public company, the LaSalle Board determined that the Pebblebrook August 21 proposal constituted a superior proposal and that LaSalle would notify Blackstone of its intent to terminate the Blackstone merger agreement. The LaSalle Board directed LaSalle management to provide notice to Blackstone of the LaSalle Board's determination that Pebblebrook's August 21 proposal constituted a superior proposal in accordance with the terms of the Blackstone merger agreement.

        Following the meeting of the LaSalle Board on September 5, 2018, after the closing of trading on the NYSE, LaSalle provided notice to Blackstone of the LaSalle Board's intention to approve, recommend and enter into a definitive agreement with Pebblebrook with respect to a superior proposal in accordance with the terms of the Blackstone merger agreement.

        Also on September 5, 2018, LaSalle also issued a press release disclosing that the LaSalle Board had determined that Pebblebrook's August 21 proposal constituted a superior proposal. The press release further disclosed that the Board had not yet terminated the Blackstone merger agreement nor changed its recommendation in support of the Blackstone transaction.

        Later on September 5, 2018, representatives of Goodwin contacted representatives of Hunton, indicating that the LaSalle Board had determined that Pebblebrook's August 21 proposal represented a superior proposal and that LaSalle had notified Blackstone of the determination of the LaSalle Board as required by the Blackstone merger agreement, in order to afford Blackstone an opportunity for a four business day period to propose amendments to the Blackstone merger agreement to enable the LaSalle Board to maintain its recommendation of a transaction with Blackstone.

        Later on September 5, 2018, Blackstone delivered to LaSalle a written waiver of Blackstone's right to revise the terms of the Blackstone merger agreement during the four business day negotiation period and would accept LaSalle's termination of the Blackstone merger agreement, subject to Blackstone's receipt of the Blackstone termination fee.

        During the evening of September 5, 2018, the Pebblebrook Board held a meeting to discuss the final terms of the merger agreement with LaSalle. Pebblebrook management and representatives of each of Hunton, Raymond James and BAML were present. Pebblebrook management updated the Pebblebrook Board on the resolution of the outstanding open issues in the negotiations. Representatives of Hunton reviewed the final terms of the proposed merger agreement. Representatives of Raymond James reviewed the financial analysis supporting its proposed opinion to the Pebblebrook Board. The Pebblebrook Board further discussed the advantages and risks of the proposed transaction with LaSalle, including the advantages and risks that are described below in greater detail under the section entitled "—Recommendation of the Pebblebrook Board and Its Reasons for the Mergers" beginning on page 122. Following further discussion, the Pebblebrook Board adopted resolutions approving and authorizing Pebblebrook management to pay, on behalf of LaSalle, the Blackstone termination fee and to enter into the merger agreement with LaSalle, in each case, on the following morning and in connection with LaSalle's termination of the Blackstone merger agreement, but subject to the receipt the following morning of the written opinion from Raymond James.

        Later on September 5, 2018, representatives of Goodwin contacted representatives of Hunton to inform them of the written waiver delivered by Blackstone.

        On the morning of September 6, 2018, Raymond James delivered its opinion to the Pebblebrook Board to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Raymond James as set forth in its opinion, the merger consideration to be paid by Pebblebrook in the merger pursuant to the merger agreement was fair, from a financial point of view, to Pebblebrook.

        Also on the morning of September 6, 2018, prior to the opening of trading on the NYSE, the LaSalle Board held a meeting to discuss the final terms of the proposed transaction with Pebblebrook based on Pebblebrook's August 21 proposal. Members of LaSalle management and representatives of Citi, Goldman Sachs, Goodwin and DLA Piper were present. Representatives of Citi, Goldman Sachs and Goodwin updated the LaSalle Board on the discussions with Pebblebrook since the last board meeting. Representatives of Goodwin provided an overview of the negotiation process to date with Pebblebrook's representatives, indicating that negotiations with Pebblebrook were complete, as well as a review of the terms of the merger agreement and related documents. Representatives of Goodwin also reviewed with the LaSalle Board its fiduciary duties in connection with a potential sale of LaSalle.

        Also at this meeting, representatives of Citi and Goldman Sachs reviewed the financial analyses supporting their proposed opinions. After discussion among the LaSalle Board and its financial advisors, representatives of each of Citi and Goldman Sachs each delivered an oral opinion, subsequently confirmed by the delivery of a written opinion from each financial advisor, both dated September 6, 2018, to the LaSalle Board to the effect that, as of such date and based upon and subject to the assumptions made, procedures followed, factors considered and limitations and qualifications on the review undertaken described in each financial advisor's written opinion, the aggregate consideration to be paid to the holders (other than Pebblebrook and its affiliates) of LaSalle common shares pursuant to the merger agreement was fair from a financial point of view to such holders.

        After the discussion, and taking into account the opinions delivered by Citi and Goldman Sachs, and other factors described below in greater detail under the section entitled "—Recommendation of the LaSalle Board and Its Reasons for the Mergers," including the LaSalle Board's belief that the merger is more favorable to the LaSalle shareholders than other strategic transactions available to LaSalle, including remaining as an independent public company, the LaSalle Board through a unanimous vote by the members of the LaSalle Board present (with only Mr. Scott not in attendance due to his recent hospitalization) adopted resolutions which, among other things, approved the merger agreement, the merger and the other transactions contemplated by the merger agreement and recommended that the LaSalle shareholders approve the merger and the other transactions contemplated by the merger agreement.

        Following the LaSalle Board meeting on September 6, 2018, representatives of Goodwin informed representatives of Hunton that the LaSalle Board had determined to change its recommendation in support of the transaction with Blackstone and to terminate the Blackstone merger agreement in order to enter into the merger agreement. LaSalle also delivered a notice to Blackstone terminating the Blackstone merger agreement, and Pebblebrook paid Blackstone the $112,000,000 termination fee on behalf of LaSalle pursuant to the Blackstone merger agreement.

        On September 6, 2018, prior to the opening of trading on the NYSE, LaSalle and Pebblebrook executed the merger agreement.

        Later in the morning of September 6, 2018, prior to the opening of trading on the NYSE, LaSalle and Pebblebrook issued a joint press release announcing the execution of the merger agreement. The press release also announced that LaSalle had canceled its September 6, 2018 special meeting of LaSalle shareholders relating to the Blackstone transaction.

        On September 13, 2018, Pebblebrook and LaSalle hosted an investor call to discuss the pending merger of Pebblebrook and LaSalle, and Pebblebrook filed with the SEC the investor presentation used during the investor call.

        On September 14, 2018, LaSalle received a draft report from a consultant engaged by LaSalle, which included a valuation of restrictive covenants to which several LaSalle senior officers would be subject following the termination of their employment with LaSalle upon completion of the mergers, which we refer to as the draft report. Representatives of LaSalle provided a copy of the draft report to representatives of Pebblebrook.

        During the weekend of September 15, 2018, representatives of LaSalle and representatives of Pebblebrook had discussions regarding the draft report and the potential estimated tax saving of $13 million to $14 million available to the combined company based on the valuation of the restrictive covenants analyzed in the draft report and provided that the LaSalle senior officers agreed to such valuation. In consideration of the LaSalle senior officers' cooperation in coordination with the foregoing and in order to avoid uncertainty with respect to the number of LaSalle performance shares that could be earned and vested under the terms of the merger agreement, the representatives of LaSalle and representatives of Pebblebrook discussed amending the merger agreement to provide that immediately prior to the effective time of the merger each outstanding LaSalle performance share award, including those held by LaSalle's executive officers, would automatically become earned and vested with respect to 180% of the target number of common shares subject to such performance award.

        During the course of September 17 and 18, 2018, representatives of Goodwin and representatives of Hunton prepared and finalized an amendment to the merger agreement and other transaction documents.

        On September 17, 2018, the LaSalle Board held a meeting to discuss, among other things, the proposed amendment to the merger agreement. Members of LaSalle management and representatives of Goodwin and DLA Piper were present. Mr. Barnello and representatives of Goodwin and DLA Piper updated the LaSalle Board on the discussions with Pebblebrook regarding the proposed amendment to the merger agreement and related matters. The independent trustees participating in the meeting met in executive session with Goodwin and DLA Piper and continued discussions. Following these discussions, the LaSalle Board approved the execution of the amendment to the merger agreement.

        Also on September 17, 2018, Pebblebrook management presented to the Pebblebrook Board the proposed amendment to the merger agreement, which the Pebblebrook Board considered. The Pebblebrook Board then unanimously approved by written consent the execution of the amendment.

        On September 18, 2018, LaSalle and Pebblebrook executed the amendment to the merger agreement.

Recommendation of the LaSalle Board and Its Reasons for the Mergers

        In reaching its decision to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement and to recommend that LaSalle shareholders approve the merger and the other transactions contemplated by the merger agreement, the LaSalle Board consulted with LaSalle management, as well as its financial and legal advisors, and considered a number of factors, including the following material factors which the LaSalle Board viewed as supporting its decisions:

  •
  LaSalle conducted a thorough and diligent transaction process, inviting 20 potential bidders to participate in the sale process (comprising six strategic parties, nine financial sponsors and five brand managing companies), ten of which conducted due diligence investigations of LaSalle, and despite the public disclosures of Pebblebrook's proposals to acquire LaSalle and the publication of the Bloomberg article speculating as to a potential sale of LaSalle, other than Blackstone, only Party A, Party B and Pebblebrook expressed interest in submitting an offer to acquire LaSalle and only Blackstone and Pebblebrook engaged in significant negotiations with LaSalle, and following the announcement of the Blackstone merger agreement, no party (including potential purchasers previously identified in connection with LaSalle's sale process, none of which are subject to standstill provisions that would prevent them from making such an offer), other than Pebblebrook contacted LaSalle to offer a competing proposal;

  •
  the merger consideration was the result of arm's-length negotiations between LaSalle and Pebblebrook, including five price increases from Pebblebrook's initial March 6, 2018 all-share proposal with an implied price of $30.00 per share based on a 10-day volume weighted average price of Pebblebrook's common shares ending on March 5, 2018, and the LaSalle Board's belief that the merger consideration represented the highest price that Pebblebrook was willing to pay;

  •
  the current and historical trading prices of LaSalle common shares, and the fact that the implied merger consideration of $36.20 per share (assuming 70% shares at 0.92 exchange rate / 30% cash at a fixed price of $37.80 per share), based on the closing price of Pebblebrook's common shares on September 5, 2018, represents a 17x EBITDA multiple and premium of approximately 48% of the closing price per LaSalle common share of $24.39 on March 27, 2018 (ex-dividend), the last trading day prior to public announcement of Pebblebrook's unsolicited proposal, and which is one of the largest premiums ever paid in a public company REIT transaction;

  •
  the merger consideration of $36.20 per share (assuming 70% shares at 0.92 exchange rate / 30% cash at a fixed price of $37.80 per share), based on the closing price of Pebblebrook's common shares on September 5, 2018, represents a premium of approximately 20% over LaSalle's FactSet consensus net asset value of $30.11 per share and approximately $495,000 implied price per key, as of September 5, 2018;

  •
  the cash component of the merger consideration of $37.80 per share represents a premium of approximately 19% over LaSalle's unaffected intraday 52-week high of $31.75 per share as of March 27, 2018, the fact that LaSalle shareholders may elect to receive, for each LaSalle common share that they hold, all-cash consideration, subject to an aggregate 30% cap and proration, and the LaSalle common shares held by Pebblebrook will be excluded from the cash election in the mergers, effectively increasing the maximum number of LaSalle common shares that could receive the cash election price to approximately 33% of the aggregate number of LaSalle common shares outstanding immediately prior to the closing;

  •
  the option for LaSalle shareholders to elect cash or share consideration, providing immediate cash value to electing shareholders, subject to the proration provisions of the merger agreement, while enabling shareholders receiving Pebblebrook common shares to participate in Pebblebrook's future upside potential;

  •
  the opportunity for LaSalle shareholders to participate in a significantly larger company that is one of the largest publicly-traded lodging REITs;

  •
  the financial analysis presentation of Citi and Goldman Sachs and the opinions of Citi and Goldman Sachs rendered to the LaSalle Board to the effect that, as of September 6, 2018 and based upon and subject to the assumptions made, procedures followed, factors considered and limitations and qualifications on the review undertaken described therein, the aggregate consideration to be paid to the holders (other than Pebblebrook and its affiliates) of outstanding LaSalle common shares pursuant to the merger agreement was fair from a financial point of view to such holders (as more fully described below in the sections entitled "—Opinions of

    LaSalle's Financial Advisors—Opinion of Citi" and "—Opinions of LaSalle's Financial Advisors—Opinion of Goldman Sachs");

  •
  the risks and uncertainties of remaining as an independent public company and being able to expand LaSalle's portfolio through acquisitions and development, including, among other things, the cyclical nature of the lodging industry and the advanced stage of the lodging industry's current economic recovery cycle, the risk of a slowdown of the economy, expected increases in the interest rates which could increase the cost of debt, the increase in supply in the lodging industry, which over time could drive down both hotel occupancy and room rates, and the challenges of acquiring assets on an accretive basis to expand the portfolio in light of the intensely competitive environment and strong price appreciation for luxury, upper upscale and upscale hotels in LaSalle's core markets;

  •
  favorable conditions for sale transactions in the real estate and lodging markets generally, including prices for urban upscale lodging real estate assets being at or near historical highs while capitalization rates are at or near historical lows, the moderate interest rate environment and the possibility that interest rates may rise in the near future;

  •
  the ability to complete the mergers in a timely manner given the commitment of both parties to complete the mergers pursuant to their respective obligations under the merger agreement and that the transaction is expected to close in the fourth quarter of 2018;

  •
  the terms and conditions of the merger agreement, which were reviewed by the LaSalle Board with its legal advisors, and the fact that such terms were the product of arm's-length negotiations between the parties;

  •
  the fact that LaSalle is entitled to specific performance of Pebblebrook's obligations under the merger agreement;

  •
  the fact that the merger of LaSalle and Pebblebrook Merger Sub is intended to qualify as a "reorganization" within the meaning of the Code and, therefore, is not expected to be taxable to LaSalle shareholders to the extent they receive solely Pebblebrook common shares, except with respect to cash received in lieu of fractional shares;

  •
  the fact that Pebblebrook has entered into an agreement for the sale of three LaSalle hotels concurrently with the closing, which if consummated would decrease the leverage ratio of the combined company following closing;

  •
  LaSalle's ability under the merger agreement, in response to unsolicited acquisition proposals, to furnish information to, and conduct negotiations with, third parties in certain circumstances;

  •
  LaSalle's ability to terminate the merger agreement, under certain circumstances, in order to enter into a definitive agreement providing for the implementation of a superior proposal if the LaSalle Board determines in good faith, after consultation with financial advisors and outside legal counsel, taking into account any changes to the merger agreement proposed in writing by Pebblebrook, that the superior proposal continues to constitute a superior proposal, upon payment of a termination fee of $112 million; and

  •
  the fact that the merger would be subject to the approval of LaSalle shareholders, and LaSalle shareholders would be free to reject the merger by voting against the merger for any reason, including if a higher offer were to be made prior to the shareholders' meeting (although LaSalle may be required to pay a $112 million termination fee under certain circumstances if it subsequently were to enter into a definitive agreement relating to, or to consummate, an acquisition proposal).

        The LaSalle Board also considered the following potentially negative factors in its consideration of the mergers, the merger agreement and the other transactions contemplated by the merger agreement:

  •
  the adverse effect on LaSalle shareholders who receive Pebblebrook common shares in the merger of any decline in the price per Pebblebrook common share between the announcement of the transaction and the completion of the mergers, due to the fixed exchange ratio; and the fact that LaSalle is not permitted to terminate the merger agreement solely because of changes in the market price of Pebblebrook common shares;

  •
  the limitation that in no event will the aggregate consideration paid in cash be paid with respect to more than 30% of LaSalle common shares issued and outstanding immediately prior to the consummation of the merger (including LaSalle common shares that become or are considered outstanding pursuant to the treatment of the LaSalle compensatory awards under the merger agreement);

  •
  the risk that Pebblebrook's leverage ratio could increase if the asset sales contemplated by Pebblebrook are not completed upon closing, which could impact the value of the Pebblebrook common shares that LaSalle shareholders will receive as consideration;

  •
  no members of the LaSalle Board will join the board of trustees of the combined company upon closing;

  •
  the mergers might not be consummated in a timely manner or at all, due to a failure of certain conditions precedent to the closing of the mergers;

  •
  the restrictions on the conduct of LaSalle's business prior to the completion of the mergers, which could delay or prevent LaSalle from undertaking business opportunities that may arise pending completion of the mergers;

  •
  the fact that under Maryland law, LaSalle shareholders are not entitled to appraisal rights, dissenters' rights or similar rights of an objecting shareholder in connection with the company merger;

  •
  the significant costs involved in connection with entering into the merger agreement and completing the mergers and the substantial time and effort of management required to consummate the mergers and related disruptions to the operation of LaSalle's business;

  •
  the announcement and pendency of the transactions contemplated by the merger agreement, or the failure to complete the mergers, may have an adverse impact on LaSalle's employees and its existing and prospective business relationships with hotel operators and other third parties; and

  •
  some of LaSalle's trustees and executive officers have interests in the mergers that are different from, or in addition to, those of its shareholders generally (see "—Interests of LaSalle's Trustees, Executive Officers and Employees in the Mergers" beginning on page 155).

        The foregoing discussion of the factors considered by the LaSalle Board is not intended to be exhaustive, but rather includes the material factors considered by the LaSalle Board. In reaching its decision to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, the LaSalle Board did not quantify or assign any relative weights to, and did not make specific assessments of, the factors considered, and individual trustees may have given different weights to different factors. The LaSalle Board did not reach any specific conclusion with respect to any of the factors or reasons considered.

        The above factors are not presented in any order of priority. The explanation of the factors and reasoning set forth above contains forward-looking statements and should be read in conjunction with the section of this proxy statement entitled "Cautionary Statement Concerning Forward-Looking Statements."

        After careful consideration, for the reasons set forth above, the LaSalle Board by a unanimous vote of all the trustees present (with only Stuart L. Scott not in attendance due to his hospitalization) has approved the merger agreement, the mergers and the other transactions contemplated thereby and has determined that the transactions contemplated by the merger agreement are advisable and in the best interests of LaSalle, its shareholders and the limited partners of LaSalle OP and recommends to the LaSalle common shareholders that they vote "FOR" the merger proposal, "FOR" the LaSalle advisory (non-binding) proposal on specified compensation and "FOR" the LaSalle adjournment proposal.

Recommendation of the Pebblebrook Board and Its Reasons for the Mergers

        In evaluating the mergers, the Pebblebrook Board consulted with its legal and financial advisors and Pebblebrook management and, after consideration, the Pebblebrook Board has unanimously determined and declared that the merger agreement, the mergers and the other transactions contemplated by the merger agreement, including the issuance of Pebblebrook common shares pursuant to the merger agreement, are advisable and in the best interests of Pebblebrook and its shareholders. The Pebblebrook Board has unanimously approved the merger agreement, the mergers and the other transactions contemplated by the merger agreement, including the issuance of Pebblebrook common shares pursuant to the merger agreement.

        In deciding to declare advisable and approve and adopt the merger agreement, the mergers and the other transactions contemplated by the merger agreement, including the issuance of Pebblebrook common shares in connection with the mergers, and to recommend that Pebblebrook shareholders vote to approve the issuance of Pebblebrook common shares pursuant to the merger agreement, the Pebblebrook Board considered various factors that it viewed as supporting its decision, including the following material factors described below:

  •
  the resulting portfolio of 69 hotels (66 hotels and 15,810 guest rooms if the sale of three LaSalle hotels as currently contemplated is consummated in connection with completion of the mergers) and approximately 17,424 guest rooms in 11 states, will provide Pebblebrook greater diversification and add properties in high barriers-to-entry markets;

  •
  the enhanced negotiating leverage with brands, managers and vendors that are expected to result from a combined company representing the second-largest lodging REIT by equity market capitalization;

  •
  the ability to create cost synergies from the combination of similar portfolios with similar portfolio strategies;

  •
  the expected cash flows resulting from the transaction which are expected to create a strong and flexible financial platform, generating significant free cash flow over time, with improved liquidity and investment capacity to allow for the pursuit of value-creation opportunities, and the return of capital to shareholders through all parts of the cycle;

  •
  general economic, industry and financial market conditions and opportunities and competitive factors within the markets in which Pebblebrook and LaSalle invest;

  •
  the Pebblebrook Board's and management's knowledge of the business, operations, financial condition, earnings and prospects of Pebblebrook and LaSalle, taking into account the results of Pebblebrook's due diligence review of LaSalle, as well as Pebblebrook's knowledge of the current and prospective environment in which Pebblebrook and LaSalle operate, including economic and market conditions;

  •
  the expected benefits of combining the two companies' hotel portfolios under the proven leadership of the Pebblebrook management team, the strong track record established by the

    Pebblebrook management team and the fact that the Pebblebrook Board and management team will lead the combined company after completion;

  •
  the Pebblebrook Board's conclusion that the mergers will result in a combined company with a stronger financial condition, increased financial stability, superior pro forma capital levels, better access to capital, greater ability to spread business strategy execution risks across a larger enterprise and additional options for future potential strategic alternatives than either Pebblebrook or LaSalle would have on an independent basis;

  •
  the financial analysis reviewed by Raymond James with the Pebblebrook Board on September 5, 2018, and its written opinion to the Pebblebrook Board, dated September 6, 2018, with respect to the fairness, from a financial point of view, of the merger consideration to be paid by Pebblebrook in the company merger pursuant to the merger agreement, as of September 6, 2018, based upon and subject to the procedures followed, assumptions made, matters considered, qualifications and limitations on the review undertaken and other matters considered by Raymond James in preparing its opinion, as further described in the section entitled "The Mergers—Opinion of Pebblebrook's Financial Advisor";

  •
  the likelihood that the mergers will be completed based on, among other things, (i) each party's obligation to use its reasonable best efforts to complete the mergers as promptly as practicable, (ii) the limited closing conditions contained in the merger agreement and (iii) the likelihood that the requisite shareholder approvals will be obtained in a timely manner;

  •
  the ability to obtain financing under the debt commitment letter from the lender and Pebblebrook's ability to raise capital by selling hotel properties in connection with the completion of the mergers;

  •
  the fixed exchange ratio, which will not fluctuate as a result of changes in the market prices of Pebblebrook common shares or LaSalle common shares, which provides certainty as to the maximum number of Pebblebrook shares issuable pursuant to the merger agreement and limits the impact of external factors on the mergers; and

  •
  the terms and conditions of the merger agreement, including, but not limited to, the representations, warranties and covenants of the parties, the conditions to completion and the form and structure of the merger consideration.

        The Pebblebrook Board also identified and considered a variety of uncertainties and risks concerning the mergers, including, but not limited to, the following:

  •
  the possibility that the mergers may not be completed, or that their completion may be unduly delayed, for reasons beyond the control of Pebblebrook or LaSalle, including the effect of the pendency of the mergers and the effect such failure to be completed may have on the trading price of Pebblebrook common shares and Pebblebrook's operating results;

  •
  the potential impact on the market price of Pebblebrook common shares as a result of the issuance of the merger consideration to LaSalle shareholders;

  •
  the time, attention and effort required from Pebblebrook management and employees to complete the mergers and the resulting effects on operational matters and other strategic opportunities;

  •
  the requirement that Pebblebrook conduct its business in the ordinary course and the other restrictions on the conduct of Pebblebrook's business prior to completion of the mergers, which may delay or prevent Pebblebrook from undertaking business opportunities that may arise pending completion of the mergers;

  •
  the substantial costs and expenses that will be incurred in connection with the mergers, including transaction expenses arising from the mergers and the costs of integrating Pebblebrook's and LaSalle's businesses;

  •
  the possible effects of the pendency or consummation of the mergers, including any suits, actions or proceedings initiated in respect of the mergers;

  •
  the risk that the benefits and synergies currently expected to result from the mergers may not be realized or may not be realized in the expected manner or within the expected time periods, including as a result of possible changes in the real estate market or the lodging industry affecting the markets in which the combined company will operate and the risks associated with the integration of Pebblebrook and LaSalle;

  •
  the merger agreement's provisions permitting LaSalle to terminate the merger agreement in order to enter into a superior proposal (as defined in the merger agreement) (subject to compliance with the provisions of the merger agreement regarding non-solicitation of acquisition proposals);

  •
  the fact that Pebblebrook has paid a non-refundable termination fee of $112 million on behalf of LaSalle to BRE Landmark L.P. in connection with LaSalle's termination of the Blackstone merger agreement; and

  •
  the fact that, under the terms of the merger agreement, Pebblebrook must pay LaSalle a termination fee of $81 million if the merger agreement is terminated under specified circumstances.

        The foregoing discussion of information and factors considered by the Pebblebrook Board is not intended to be exhaustive. In light of the variety of factors considered in connection with its evaluation of the merger agreement and the mergers, the Pebblebrook Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the Pebblebrook Board applied his or her own personal business judgment to the process and may have given different weight to different factors than other members of the Pebblebrook Board gave to such factors.

        The Pebblebrook Board collectively made its determinations and recommendations based on the conclusion reached by its members, in light of the factors that each of them considered appropriate, that the mergers are in the best interests of Pebblebrook and Pebblebrook's shareholders.

        This explanation of the reasoning of the Pebblebrook Board and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled "Cautionary Statement Concerning Forward-Looking Statements" beginning on page 62.

        After careful consideration, for the reasons set forth above, the Pebblebrook Board unanimously recommends that Pebblebrook shareholders vote "FOR" the issuance of Pebblebrook common shares in connection with the mergers and "FOR" the proposal to approve one or more adjournments of the Pebblebrook special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Pebblebrook common shares in connection with the mergers.

Opinion of Pebblebrook's Financial Advisor

        At the September 5, 2018 meeting of the Pebblebrook Board, representatives of Raymond James discussed their financial analyses with the Pebblebrook Board. On September 6, 2018, Raymond James rendered its written opinion to the Pebblebrook Board as to the fairness, as of that date, from a financial point of view, to Pebblebrook of the merger consideration to be paid by Pebblebrook in the company merger pursuant to the merger agreement, based upon and subject to the procedures followed, qualifications, limitations, assumptions and other matters considered in connection with the preparation of its opinion.

        The full text of the written opinion of Raymond James is attached as Annex B to this joint proxy statement/prospectus. The summary of the opinion of Raymond James set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of the written opinion of Raymond James. Raymond James provided its opinion for the information of the Pebblebrook Board (solely in its capacity as such) in connection with its consideration of the proposed mergers. No limitations were imposed by the Pebblebrook Board upon Raymond James with respect to the investigations made or procedures followed in rendering its opinion. The opinion only addresses the fairness, from a financial point of view, to Pebblebrook of the merger consideration to be paid by Pebblebrook in the company merger pursuant to the merger agreement, and does not address any other term, aspect or implication of the merger agreement, the mergers or any other agreement, arrangement or understanding entered into in connection therewith or otherwise. Holders of Pebblebrook common shares are urged to read such opinion carefully and in its entirety. Raymond James' opinion speaks only as of the date of its opinion. Raymond James' opinion does not reflect any developments that may occur or may have occurred after the date of its opinion and prior to the completion of the mergers. Raymond James' opinion does not constitute a recommendation to the Pebblebrook Board, any Pebblebrook shareholder or any other party as to how to vote or act on any matter relating to the proposed company merger or otherwise. Furthermore, as provided by the terms of Raymond James' engagement by Pebblebrook, Raymond James' opinion should not be construed as creating any fiduciary duty on the part of Raymond James to the Pebblebrook Board, any Pebblebrook shareholder or any other party, regardless of any prior or ongoing advice or relationships.

        In connection with its review of the proposed company merger and the preparation of its opinion, Raymond James, among other things:

  •
  reviewed the financial terms and conditions as stated in the draft dated September 6, 2018 of the merger agreement;

  •
  reviewed certain information related to the historical, current and future operations, financial condition and prospects of Pebblebrook and LaSalle made available to Raymond James by Pebblebrook, including, but not limited to, (i) financial projections prepared by the management of Pebblebrook relating to Pebblebrook for each year in the five-year period ending December 31, 2022, and (ii) financial projections prepared by the management of LaSalle, as adjusted by management of Pebblebrook relating to LaSalle for each year in the five-year period ending December 31, 2022, each as approved for Raymond James' use by Pebblebrook (together, referred to as the projections);

  •
  reviewed recent public filings of Pebblebrook and LaSalle and certain other publicly available information regarding Pebblebrook and LaSalle;

  •
  reviewed financial, operating and other information regarding Pebblebrook and LaSalle and the industry in which they operate;

  •
  reviewed the financial and operating performance of Pebblebrook and LaSalle and those of certain other public companies that Raymond James deemed to be relevant;

  •
  reviewed the current and historical market prices for LaSalle common shares and Pebblebrook common shares, and the current market prices of the publicly traded securities of certain other companies that Raymond James deemed to be relevant;

  •
  compared the relative contributions of Pebblebrook and LaSalle to certain financial statistics of the combined company;

  •
  conducted other financial studies, analyses and inquiries and considered other information and factors as Raymond James deemed appropriate;

  •
  reviewed a certificate addressed to Raymond James from a member of senior management of Pebblebrook regarding, among other things, the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Raymond James by or on behalf of Pebblebrook; and

  •
  discussed with members of the senior management of Pebblebrook and LaSalle certain information relating to the aforementioned and other matters which Raymond James deemed to be relevant.

        With Pebblebrook's consent, Raymond James assumed and relied upon the accuracy and completeness of all information supplied by or on behalf of Pebblebrook or otherwise reviewed by or discussed with Raymond James, and Raymond James did not undertake any duty or responsibility to verify independently, and did not so verify, any of that information. In addition, Raymond James did not make or obtain an independent appraisal or valuation of the assets or liabilities (fixed, contingent, derivative, off-balance sheet or otherwise) of Pebblebrook or LaSalle, nor was Raymond James provided with any appraisals or evaluations. With respect to the projections and other information and data provided to or otherwise reviewed by or discussed with Raymond James, Raymond James, with Pebblebrook's consent, assumed that the projections and other information and data were reasonably prepared in good faith on bases reflecting the best available estimates and judgments of management of Pebblebrook and LaSalle, as applicable, and Raymond James relied upon Pebblebrook to advise Raymond James promptly if any information previously provided became inaccurate or was required to be updated during the period of its review. Raymond James was authorized by Pebblebrook to rely upon the projections and Raymond James expressed no view as to the projections or other information or data, or the bases or assumptions on which they were based. Raymond James relied on all such information without independent verification or analysis and has not in any respect assumed any responsibility or liability for the accuracy or completeness thereof. Raymond James assumed that the final form of the merger agreement, when executed by the parties thereto, would be consistent in all material respects to the draft of the merger agreement reviewed by Raymond James, and that the mergers would be consummated in accordance with the terms of the merger agreement without waiver or amendment of any conditions thereto. Furthermore, Raymond James assumed, in all respects material to its analyses, that the representations and warranties of each party contained in the merger agreement were true and correct and that each such party would perform all of the covenants and agreements required to be performed by it under the merger agreement without being waived. Raymond James relied upon and assumed, without independent verification, that (i) the mergers would be consummated in a manner that complies in all respects with all applicable international, federal and state statutes, rules and regulations, (ii) all governmental, regulatory and other consents and approvals necessary for the consummation of the mergers would be obtained and (iii) no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have an effect on the mergers, Pebblebrook or LaSalle that would be material to its analyses or its opinion.

        Raymond James expressed no opinion as to the legal, regulatory, accounting and tax matters relating to the mergers and relied upon, without independent verification, the assessment of Pebblebrook management and its legal, tax, accounting and regulatory advisors with respect to all legal, tax, accounting and regulatory matters, including without limitation that the company merger would qualify as a "reorganization" within the meaning of Section 368(a) of the Code and that Pebblebrook and LaSalle have each operated in conformity with the requirements for qualification as a real estate investment trust for U.S. federal income tax purposes for all taxable years commencing with its taxable year ended December 31, 2009 and December 31, 1998, respectively, through December 31, 2017, and

Raymond James assumed, at the direction of Pebblebrook, that the mergers would not adversely affect the status or operations of Pebblebrook or LaSalle.

        Raymond James relied upon and assumed, without independent verification, that there were no changes in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Pebblebrook or LaSalle since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Raymond James that would be material to Raymond James' analyses or its opinion, and that there was no information or any facts that would make any of the information reviewed by Raymond James incomplete or misleading in any material respect.

        Raymond James served as financial advisor to Pebblebrook with respect to the mergers but Raymond James expressed no opinion as to the underlying business decision of the Pebblebrook Board to effect the mergers, the structure or tax consequences of the mergers or the availability or advisability of any alternatives to the mergers. Raymond James did not recommend any specific amount of consideration or that any specific consideration constituted the only appropriate consideration for the mergers. Raymond James did not express any opinion as to the value of Pebblebrook common shares following the mergers or the likely trading range of Pebblebrook common shares following the mergers, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of Pebblebrook at that time.

        Raymond James' opinion is limited to the fairness, from a financial point of view, to Pebblebrook of the merger consideration to be paid by Pebblebrook in the company merger pursuant to the merger agreement. Raymond James expressed no opinion with respect to any other reasons, legal, business or otherwise, that may support the decision of the Pebblebrook Board to approve or consummate the mergers.

        In formulating its opinion, Raymond James considered only what it understood to be the consideration to be paid by Pebblebrook in the company merger as described in its opinion, and Raymond James did not consider and Raymond James expressed no opinion on the fairness of the amount or nature of any compensation to be paid or payable to any of LaSalle's officers, trustees or employees, or class of such persons, whether relative to the merger consideration to be paid by Pebblebrook or otherwise. Raymond James was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things, (i) the fairness of the mergers, relative or otherwise, to the holders of any class of securities, creditors or other constituencies of Pebblebrook, or to any other party, or (ii) the fairness of the mergers to any one class or group of Pebblebrook's or any other party's security holders or other constituencies vis-à-vis any other class or group of Pebblebrook's or such other party's security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the mergers amongst or within such classes or groups of security holders or other constituents). Raymond James did not express any opinion as to the impact of the mergers on the solvency or viability of Pebblebrook or LaSalle or the ability of Pebblebrook or LaSalle to pay their respective obligations when they come due.

Material Financial Analyses

        The following summarizes the material financial analyses reviewed by Raymond James with the Pebblebrook Board during its meeting on September 5, 2018. Unless the context indicates otherwise, the analyses relied upon the closing price of the common stock of the selected companies listed below as of September 5, 2018. Unless otherwise indicated, for each of the following analyses performed by Raymond James, financial and market data and earnings estimates for the selected companies were based on the companies' filings with the SEC and certain publicly available research analyst estimates for those companies. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Raymond James, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Raymond James. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Raymond James.

  Selected Companies Analysis

        Raymond James reviewed certain data for domestic lodging real estate investment trusts with an equity market capitalization greater than $1 billion and ownership in more than ten assets, excluding those with a select-service concentration or net debt to 2018E consensus earnings before interest, taxes, depreciation and amortization (or EBITDA) of greater than 8.0x. The financial data reviewed included publicly available analysts' consensus estimates for EBITDA for the fiscal year 2018. None of the companies described in the analysis below is identical or directly comparable to Pebblebrook or LaSalle. The selected companies and resulting data are below:

  •
  Host Hotels & Resorts, Inc. (HST)

  •
  Park Hotels & Resorts, Inc. (PK)

  •
  LaSalle

  •
  Sunstone Hotel Investors, Inc. (SHO)

  •
  Pebblebrook

  •
  Xenia Hotels & Resorts, Inc. (XHR)

  •
  DiamondRock Hospitality Company (DRH)

  •
  Chesapeake Lodging Trust (CHSP)

Multiples
	Low	Mean	Median	High
Enterprise Value / 2018E Consensus EBITDA	12.6x	13.9x	13.2x	15.8x

        Taking into account the results of the selected companies analysis, Raymond James applied the low and high of the enterprise value to 2018 estimated consensus EBITDA multiples and 2018 adjusted EBITDA based on the projections provided to Raymond James by Pebblebrook management to corresponding financial data for each of Pebblebrook and LaSalle. Raymond James reviewed the ranges of implied per share equity values and calculated a range of implied exchange ratios by dividing the higher implied per share value of LaSalle by the lower implied per share value of Pebblebrook to calculate the high implied exchange ratio, and by dividing the lower implied per share value of LaSalle by the higher implied per share value of Pebblebrook to calculate the low implied exchange ratio. The results of the selected companies analysis are summarized below:

	Implied Equity Value per share
					Implied Exchange Ratio
	Pebblebrook		LaSalle
	Low	High	Low	High	High - Low
2018E Consensus EBITDA Approach	$28.79	$40.44	$25.70	$35.02	1.22x - 0.64x
2018E Management Adj. EBITDA Approach	27.49	38.81	25.81	35.15	1.28x - 0.66x

  Selected Transaction Analysis

        Raymond James analyzed publicly available information relating to selected transactions announced since January 1, 2007 involving lodging real estate investment trusts in the United States.

For each of the selected transactions, Raymond James reviewed the enterprise value of the selected transaction as a multiple of the relevant target company's trailing twelve-months EBITDA as of the end of the most recently completed fiscal quarter prior to the close of the transaction. None of the companies described in the analysis below is identical or directly comparable to Pebblebrook or LaSalle. The selected transactions (with respective transaction announcement dates shown) included:

  •
  Acquisition of FelCor Lodging Trust Inc. by RLJ Lodging Trust (Announced April 2017)

  •
  Acquisition of Apple REIT Ten by Apple Hospitality REIT (Announced April 2016)

  •
  Acquisition of Strategic Hotels & Resorts by Blackstone (Announced September 2015)

  •
  Acquisition of Apple REIT Six by BRE Select Hotels Corp. (Announced November 2012)

  •
  Acquisition of Apple Hospitality Five, Inc. by Inland American Real Estate Trust, Inc. (Announced July 2007)

  •
  Acquisition of Equity Inns, Inc. by Whitehall Street Global Real Estate Fund (Announced June 2007)

  •
  Acquisition of Eagle Hospitality Properties Trust by Apollo Real Estate Advisors, Aimbridge Hospitality, JF Capital Advisors (Announced April 2007)

  •
  Acquisition of Highland Hospitality Corporation by J.E. Robert Companies (Announced April 2007)

  •
  Acquisition of Innkeepers USA Trust by Apollo Investment Corporation (Announced April 2007)

  •
  Acquisition of Winston Hotels, Inc. by Inland American Real Estate Trust, Inc. (Announced March 2007)

  •
  Acquisition of Apple Hospitality Two, Inc. by ING Clarion Partners, LLC (Announced February 2007)

Multiples
	Low	Mean	Median	High
Enterprise Value / Trailing Twelve Month EBITDA	10.2x	13.9x	13.6x	18.1x

        Taking into account the results of the selected transactions analysis, Raymond James applied the low and high of the enterprise value to trailing twelve month EBITDA multiples based on the financial information provided to Raymond James by Pebblebrook management to corresponding financial data for each of Pebblebrook and LaSalle. Raymond James reviewed the ranges of implied per share values and calculated a range of implied exchange ratios by dividing the higher implied per share value of LaSalle by the lower implied per share value of Pebblebrook to calculate the high implied exchange ratio, and by dividing the lower implied per share value of LaSalle by the higher implied per share value of Pebblebrook to calculate the low implied exchange ratio. The results of the selected transactions analysis are summarized below:

	Implied Equity Value per share
					Implied Exchange Ratio
	Pebblebrook		LaSalle
	Low	High	Low	High	High - Low
Trailing Twelve Month EBITDA Approach	$19.86	$47.73	$19.61	$42.70	2.15x - 0.41x

  Discounted Cash Flow Analysis

        Raymond James performed a discounted cash flow analysis of Pebblebrook and LaSalle based on the projections provided to Raymond James and approved for use by Pebblebrook management. Based on Raymond James professional judgment, Raymond James applied a range of terminal values using multiples of 14.0x to 16.0x applied to estimated 2022 adjusted EBITDA for Pebblebrook and LaSalle. For each of LaSalle and Pebblebrook, Raymond James used discount rates ranging from 7.9% to 9.9%. Raymond James arrived at its discount ranges by using the Modified CAPM methodology as presented in the 2017 Duff & Phelps Valuation Handbook. Raymond James reviewed the ranges of implied per share values indicated by the discounted cash flow analysis for each of Pebblebrook and LaSalle and calculated a range of implied exchange ratios by dividing the maximum implied per share value of LaSalle by the minimum implied per share value of Pebblebrook common shares to calculate the maximum implied exchange ratio, and by dividing the minimum implied per share value of LaSalle by the maximum implied per share value of Pebblebrook to calculate the minimum implied exchange ratio. The results of the discounted cash flow analysis are summarized in the table below:

	Implied Equity Value per share
					Implied Exchange Ratio
	Pebblebrook		LaSalle
	Low	High	Low	High	High - Low
Discounted Cash Flow Approach	$36.74	$47.23	$29.43	$37.50	1.02x - 0.62x

Relative Contribution Analysis

        Raymond James analyzed the relative contribution of Pebblebrook and LaSalle to certain financial and operating metrics for the pro forma combined company resulting from the mergers. Such financial and operating metrics included: (i) rooms; (ii) gross investment in hotel properties; (iii) management estimated gross real estate value; (iv) analysts'consensus net asset value (which we refer to as NAV); (v) 2018 estimated consensus EBITDA; and (vi) 2018 estimated adjusted EBITDA based on the projections provided to Raymond James by Pebblebrook management. The relative contribution analysis did not give effect to any synergies that may result from the mergers. The results of this analysis are summarized in the table below:

	Relative Contribution
			Implied Exchange Ratio
	Pebblebrook	LaSalle
Rooms	40.0%	60.0%	1.04x
Gross Investment in Hotel Properties	38.1	61.9	1.13
Management Estimated Gross Real Estate Value	41.5	58.5	0.98
Consensus NAV	43.4	56.6	0.90
2018E Consensus EBITDA	43.9	56.1	0.89
2018E Management Estimated EBITDA	43.2	56.8	0.91

Additional Considerations

        The preparation of an opinion regarding fairness from a financial point of view is a complex process and is not susceptible to a partial analysis or summary description. Raymond James believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering the analyses taken as a whole, would create an incomplete view of the process underlying its opinion. In addition, Raymond James considered the results of all its analyses and did not assign relative weights to any of the analyses, but rather made qualitative judgments as to significance and relevance of each analysis and factor.

        In performing its analyses, Raymond James made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond the control of Pebblebrook and LaSalle. The analyses performed by Raymond James are not necessarily indicative of actual values, trading values or actual future results which might be achieved, all of which may be significantly more or less favorable than suggested by its analyses. The analyses do not purport to be appraisals or to reflect the prices at which companies may actually be sold, and estimates are inherently subject to uncertainty. The opinion of Raymond James was one of many factors taken into account by the Pebblebrook Board in making its determination to approve the mergers. Neither Raymond James' opinion nor the analyses described above should be viewed as determinative of positions held by the Pebblebrook Board or Pebblebrook management with respect to Pebblebrook, LaSalle, the combined company or the mergers.

        Raymond James' opinion was based upon market, economic, financial and other circumstances and conditions existing and disclosed to Raymond James as of September 5, 2018. Although subsequent developments may affect the opinion of Raymond James, Raymond James does not have any obligation to update, revise or reaffirm its opinion. The issuance of Raymond James' opinion was authorized by an opinion committee of Raymond James. Raymond James is actively engaged in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions. Pebblebrook selected Raymond James to serve as financial advisor with request to the mergers in part because it is a nationally recognized investment banking firm that regularly advises companies in connection with mergers and acquisitions and because of its familiarity with Pebblebrook and the real estate industry generally. For its services as financial advisor to Pebblebrook in connection with the mergers, Raymond James will receive a transaction fee of $12 million, which fee is contingent upon successful completion of the mergers. Upon the rendering of its opinion, Raymond James became entitled to a fee of $1.25 million, which fee is not contingent upon the successful completion of the mergers or the conclusion reached in its opinion. In addition, Pebblebrook agreed to reimburse certain of Raymond James' expenses and to indemnify Raymond James against certain liabilities arising out of its engagement.

        In the ordinary course of Raymond James' business, Raymond James may trade in the securities of Pebblebrook for its own account or for the accounts of its customers and, accordingly, may at any time hold a long or short position in those securities. In the ordinary course of Raymond James' business, Raymond James may trade in the securities of LaSalle for its own account or for the accounts of its customers and, accordingly, may at any time hold a long or short position in those securities. Raymond James has provided certain services to Pebblebrook and LaSalle (in the previous two years), including as a lender to each of Pebblebrook and LaSalle and assisting Pebblebrook in buying back some of the Pebblebrook common shares and in executing open market purchases of the LaSalle common shares, for which it has been paid fees of less than $1 million from each of Pebblebrook and LaSalle, respectively. Furthermore, Raymond James may provide investment banking, financial advisory and other financial services to Pebblebrook and/or LaSalle or other participants in the merger in the future, for which Raymond James may receive compensation.

Opinions of LaSalle's Financial Advisors

Opinion of Citi

        On September 6, 2018, Citi delivered to the LaSalle Board an oral opinion, subsequently confirmed by the delivery of a written opinion dated September 6, 2018, to the effect that, as of such date and based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in the written opinion, the aggregate consideration to be paid to the holders (other than Pebblebrook and its affiliates) of outstanding LaSalle common shares pursuant to the merger agreement was fair from a financial point of view to such holders.

        The full text of Citi's written opinion, dated September 6, 2018, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Citi in rendering its opinion, is attached to this joint proxy statement/prospectus as Annex C and is incorporated into this joint proxy statement/prospectus by reference in its entirety. The summary of Citi's opinion set forth below is qualified in its entirety by reference to the full text of the opinion. We urge you to read the opinion carefully and in its entirety. Citi's opinion, the issuance of which was authorized by Citi's fairness opinion committee, was provided for the information of the LaSalle Board (in its capacity as such) in its evaluation of the proposed mergers and was limited to the fairness, from a financial point of view, as of the date of the opinion, of the aggregate consideration to be paid to the holders (other than Pebblebrook and its affiliates) of outstanding LaSalle common shares pursuant to the merger agreement. Citi's opinion does not address any other aspects or implications of the transactions contemplated by the merger agreement and does not constitute a recommendation to any LaSalle shareholder as to how such LaSalle shareholder should vote or act on any matters relating to the proposed mergers. Citi's opinion does not address LaSalle's underlying business decision to effect the mergers, the relative merits of the mergers as compared to any alternative business strategies that might exist for LaSalle or the effect of any other transaction in which LaSalle might engage. The following is a summary of Citi's opinion.

        In arriving at its opinion, Citi, among other things:

  •
  reviewed the merger agreement;

  •
  held discussions with certain of LaSalle's senior officers, trustees and other representatives and advisors, and the LaSalle Board's advisors, and certain senior officers and other representatives and advisors of Pebblebrook, concerning LaSalle's and Pebblebrook's respective businesses, operations and prospects;

  •
  examined certain publicly available business and financial information relating to LaSalle and Pebblebrook;

  •
  examined certain financial forecasts and other information and data relating to LaSalle standalone which were provided to or discussed with Citi by LaSalle management, which are referred to as the LaSalle projections, certain financial forecasts and other information and data relating to the combined company for the mergers which were provided to or discussed with Citi by LaSalle management, which are referred to as the pro-forma combination analysis, certain financial forecasts and other information and data relating to Pebblebrook standalone, as adjusted by LaSalle management, which were provided to or discussed with Citi by LaSalle management, which are referred to as the LaSalle adjusted Pebblebrook projections and, together with the LaSalle projections and pro-forma combination analysis, the forecasts and selected elements of which are presented below in the section entitled "—Certain LaSalle Unaudited Prospective Financial Information," and certain information relating to the potential strategic implications and operational benefits (including the amount, timing and achievability thereof) anticipated by the management of LaSalle and Pebblebrook to result from the mergers, which are referred to as the synergies;

  •
  reviewed the financial terms of the mergers as set forth in the merger agreement in relation to, among other things: current and historical market prices and trading volumes of LaSalle common shares and Pebblebrook common shares, historical and projected earnings and other operating data of LaSalle and Pebblebrook and the capitalization and financial condition of LaSalle and Pebblebrook;

  •
  considered, to the extent publicly available, the financial terms of certain other transactions which Citi considered relevant in evaluating the mergers;

  •
  analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations Citi considered relevant in evaluating those of LaSalle and Pebblebrook;

  •
  evaluated certain value implications to holders of LaSalle common shares under certain valuation assumptions for the combined company; and

  •
  conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as Citi deemed appropriate in arriving at its opinion.

        In rendering its opinion, Citi assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with Citi and upon the assurances of LaSalle management and Pebblebrook management that they were not aware of any relevant information that was omitted or that remained undisclosed to Citi. With respect to the forecasts, including adjustments to the forecasts and other information and data relating to LaSalle and Pebblebrook discussed with Citi by the management of LaSalle and Pebblebrook and other information and data relating to LaSalle and Pebblebrook provided to or otherwise reviewed by or discussed with Citi, Citi was advised by the management of LaSalle that the forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of LaSalle as to the future financial performance of LaSalle and Pebblebrook and the potential strategic implications and operations benefits anticipated to result from the mergers and the other matters covered thereby. Citi also relied, at LaSalle's direction, upon the assessments of LaSalle management as to the partnership merger, including with respect to the timing thereof and financial and other terms involved, and as to the potential impact on LaSalle of certain market trends and other developments in and prospects for, and governmental or other regulatory matters relating to or affecting, the lodging real estate market and related credit and financial markets and potential future acquisitions and dispositions (including, in each case, the timing and amount thereof) of lodging properties contemplated to be undertaken by LaSalle. Citi assumed, with LaSalle's consent, that there would be no developments with respect to any such matters that would have an adverse effect on LaSalle, Pebblebrook or the mergers or that otherwise would be meaningful in any respect to Citi's analyses or opinion. In connection with Citi's engagement and at LaSalle's direction, Citi was requested to approach, and Citi held discussions with, third parties to solicit indications of interest in the possible acquisition of LaSalle.

        Citi also assumed, with LaSalle's consent, that the mergers would be consummated in accordance with their terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third-party approvals, consents and releases for the mergers, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on LaSalle, Pebblebrook or the mergers. Citi also assumed, with LaSalle's consent, that LaSalle would not take any action that would result in any adjustment of the type contemplated by Section 5.16(a) of the merger agreement. Citi did not make and it was not provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of LaSalle or Pebblebrook and Citi did not make any physical inspection of the properties or assets of LaSalle or Pebblebrook. Citi was advised by the respective management of LaSalle and Pebblebrook and assumed, with LaSalle's consent, that each of LaSalle and Pebblebrook has operated in conformity with the requirements for qualification as a REIT for U.S. federal income tax purposes since its respective election to be taxed as a REIT and that the mergers would not adversely affect such status or operations of the pro forma entity resulting from the mergers. Citi further assumed, with LaSalle's consent, that the mergers would qualify for the intended tax treatment contemplated by the merger agreement. Citi's opinion did not address LaSalle's underlying business decision to effect the mergers, the relative merits of the mergers as compared to any alternative business strategies that might exist for LaSalle or the effect of any other transaction in which LaSalle might engage. Citi expressed no opinion as to what the value of the Pebblebrook common shares actually would be when issued pursuant to the merger or the price at which the Pebblebrook common shares would trade at any time. Pursuant to Section 5.16(e) of the merger agreement, the holders of LaSalle common shares may be paid a special dividend in certain circumstances, as to which Citi expresses no opinion. Citi also expressed no view as to, and Citi's opinion did not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation to any officers, trustees or employees of any parties to the mergers, or any class of such persons, relative to the aggregate consideration or otherwise. Citi's opinion was necessarily based upon information available to it, and financial, stock market and other conditions and circumstances existing, as of the date of its written opinion. For a summary of the material financial analyses presented by Citi to the LaSalle Board in connection with the delivery of Citi's opinion, see the section entitled "—Summary of Material Financial Analyses" beginning on page 137.

        Pursuant to an engagement letter between LaSalle and Citi, LaSalle has agreed to pay Citi an aggregate fee of approximately $22 million to $23 million, based on the information available as of the delivery of its opinion described in this section, $6.5 million of which became payable at or prior to the announcement of the mergers (including $1.5 million of which that became payable upon Citi's delivery of the opinion described in this section) and the remainder of which is contingent upon the completion of the company merger. Subject to certain limitations, LaSalle also has agreed to reimburse Citi, subject to certain conditions, for reasonable expenses incurred by Citi in performing its services, and to indemnify Citi and related persons against certain liabilities arising out of its engagement.

        Citi and its affiliates in the past have provided, and currently provide, services to LaSalle unrelated to the mergers, for which services Citi and such affiliates have received and expect to receive compensation, including, without limitation, between January 1, 2016 and September 6, 2018, having acted or acting as (i) senior co-manager for LaSalle's preferred equity offering in 2016, (ii) administrative agent, joint lead arranger and joint bookrunner for a term loan in 2017, (iii) administrative agent, joint lead arranger and joint bookrunner for a revolving credit facility and term loan in 2017, and (iv) administrative agent, joint lead arranger and joint bookrunner for the Westin Copley Place mortgage loan in 2018. Citi has also provided services to LaSalle with respect to securitization lending, LaSalle's common share buyback program and, in 2016, Citi provided derivative-related services to LaSalle. For the foregoing services, Citi and its affiliates received aggregate fees between January 1, 2016 and September 6, 2018 of approximately $6 million. Citi and its affiliates in the past have also provided, and currently provide, services to Pebblebrook unrelated to the mergers, for which services Citi and its affiliates have received and expect to receive compensation, including, without limitation, between January 1, 2016 and September 6, 2018, (i) having acted as senior co-manager with respect to Pebblebrook's preferred equity offering in 2016 and (ii) providing committed capital in connection with the amendment and restatement in 2016 and the extension in 2017 of Pebblebrook's senior unsecured credit facility, for which services Citi and its affiliates received aggregate fees between January 1, 2016 and September 6, 2018 of approximately $2 million.

        In the ordinary course of Citi's business, Citi and its affiliates may actively trade or hold the securities of LaSalle or Pebblebrook for its own account or for the account of its customers and, accordingly, may at any time hold a long or short position in such securities. In addition, Citi and its affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with LaSalle, Pebblebrook and LaSalle and Pebblebrook's respective affiliates.

        The LaSalle Board selected Citi to act as one of its financial advisors in connection with the mergers to assist and advise the LaSalle Board because of Citi's qualifications, experience and reputation, long-standing relationship with LaSalle (serving as an underwriter in LaSalle's equity offerings and as a lender under LaSalle's credit facility and term loans) and substantial knowledge of the lodging REIT industry.

Opinion of Goldman Sachs

        At a meeting of the LaSalle Board held on September 6, 2018, Goldman Sachs delivered to the LaSalle Board its opinion, subsequently confirmed in writing, to the effect that, as of such date and based upon and subject to the factors and assumptions set forth therein, the aggregate consideration to be paid to the holders (other than Pebblebrook and its affiliates) of outstanding LaSalle common shares pursuant to the merger agreement was fair from a financial point of view to such holders.

        The full text of the written opinion of Goldman Sachs, dated September 6, 2018, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex D and is incorporated into this joint proxy statement/prospectus by reference in its entirety. Goldman Sachs provided advisory services and its opinion for the information and assistance of the LaSalle Board in connection with its consideration of the transactions contemplated by the merger agreement. The Goldman Sachs opinion is not a recommendation as to how any holder of LaSalle common shares should vote or make any election with respect to the mergers or any other matter.

        In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

  •
  the merger agreement;

  •
  the annual reports to shareholders and Annual Reports on Form 10-K for the five years ended December 31, 2017 of LaSalle and Pebblebrook;

  •
  certain interim reports to shareholders and Quarterly Reports on Form 10-Q of LaSalle and Pebblebrook;

  •
  certain other communications from LaSalle and Pebblebrook to their respective shareholders;

  •
  certain publicly available research analyst reports for LaSalle and Pebblebrook; and

  •
  certain internal financial analyses and forecasts for LaSalle prepared by its management, which are referred to as the LaSalle projections, certain internal financial analyses and forecasts for Pebblebrook standalone prepared by its management, as adjusted by the management of LaSalle, which are referred to as the LaSalle adjusted Pebblebrook projections, and certain financial analyses and forecasts for the combined company for the transactions contemplated by the merger agreement prepared by the management of LaSalle, which are referred to as the pro-forma combination analysis and, together with the LaSalle projections and the LaSalle adjusted Pebblebrook projections, the forecasts, and selected elements of which are presented below in the section entitled "—Certain LaSalle Unaudited Prospective Financial Information," in each case, as approved for Goldman Sachs' use by LaSalle, including certain cost savings and operating synergies projected by the management of LaSalle and Pebblebrook to result from the transactions contemplated by the merger agreement, as approved for Goldman Sachs' use by LaSalle, which are referred to as the synergies.

        Goldman Sachs also held discussions with members of the senior management of LaSalle and Pebblebrook regarding their assessment of the strategic rationale for, and the potential benefits of, the transactions contemplated by the merger agreement and the past and current business operations, financial condition and future prospects of LaSalle and Pebblebrook; reviewed the reported price and trading activity for LaSalle common shares and Pebblebrook common shares; compared certain financial and stock market information for LaSalle and Pebblebrook with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the U.S. REIT industry; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

        For purposes of rendering its opinion, Goldman Sachs, with LaSalle's consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with LaSalle's consent that the forecasts, including the synergies, were reasonably prepared on a basis reflecting the best currently available estimates and judgments of LaSalle management. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of LaSalle or Pebblebrook or any of their respective subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed with LaSalle's consent that LaSalle would not take any action that would result in any adjustment of the type contemplated by Section 5.16(a) of the merger agreement. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the transactions contemplated by the merger agreement would be obtained without any adverse effect on LaSalle, Pebblebrook or on the expected benefits of the transactions contemplated by the merger agreement in any way meaningful to its analysis. Goldman Sachs also assumed that the transactions contemplated by the merger agreement would be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

        Goldman Sachs' opinion does not address LaSalle's underlying business decision to engage in the transactions contemplated by the merger agreement, or the relative merits of the transactions contemplated by the merger agreement as compared to any strategic alternatives that may be available to LaSalle; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs' opinion addresses only the fairness from a financial point of view to the holders (other than Pebblebrook and its affiliates) of outstanding LaSalle common shares, as of the date of the opinion, of the aggregate consideration to be paid to such holders pursuant to the merger agreement. Goldman Sachs' opinion does not express any view on, and does not address, any other term or aspect of the merger agreement or the transactions contemplated by the merger agreement or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the transactions contemplated by the merger agreement, including the merger of Pebblebrook Merger OP with and into LaSalle OP, the fairness of the transactions contemplated by the merger agreement to, or any consideration received in connection therewith by, the holders of any other class of securities of LaSalle, including the LaSalle Series I preferred shares and LaSalle Series J preferred shares, any class of securities of LaSalle OP, or any other person, creditors, or other constituencies of LaSalle or LaSalle OP; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of LaSalle's officers, trustees or employees, or class of such persons in connection with the transactions contemplated by the merger agreement, whether relative to the aggregate consideration to be paid to the holders (other than Pebblebrook and its affiliates) of outstanding LaSalle common shares pursuant to the merger agreement or otherwise. Pursuant to Section 5.16(e) of the merger agreement, the holders of LaSalle common shares may be paid a special dividend in certain circumstances, as to which Goldman Sachs expresses no opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which Pebblebrook common shares will trade at any time or as to the impact of the transactions contemplated by the merger agreement on the solvency or viability of LaSalle or Pebblebrook or the ability of LaSalle or Pebblebrook to pay its respective obligations when they come due. Goldman Sachs' opinion was necessarily based on economic, monetary, market and other conditions, as in effect on, and the information made available to it as of, the date of the opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Goldman Sachs' opinion was approved by a fairness committee of Goldman Sachs.

        Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of LaSalle, Pebblebrook, any of LaSalle's or Pebblebrook's respective affiliates and third parties or any currency or commodity that may be involved in the transactions contemplated by the merger agreement for the accounts of Goldman Sachs and its affiliates and employees and their customers. Goldman Sachs acted as LaSalle's financial advisor in connection with, and participated in certain of the negotiations leading to, the transactions contemplated by the merger agreement. During the two-year period ended September 6, 2018, other than acting as LaSalle's financial advisor in connection with the transactions contemplated by the merger agreement, the Investment Banking Division of Goldman Sachs has not been engaged by LaSalle or LaSalle's affiliates to provide financial advisory and/or underwriting services for which Goldman Sachs has recognized compensation. During the two-year period ended September 6, 2018, the Investment Banking Division of Goldman Sachs has not been engaged by Pebblebrook or Pebblebrook's affiliates to provide financial advisory and/or underwriting services for which Goldman Sachs has recognized compensation.

        Goldman Sachs may also in the future provide financial advisory and/or underwriting services to LaSalle, Pebblebrook, and LaSalle and Pebblebrook's respective affiliates, for which the Investment Banking Division of Goldman Sachs may receive compensation.

        The LaSalle Board selected Goldman Sachs to act as one of its financial advisors in connection with the mergers to assist and advise the LaSalle Board because of Goldman Sachs' qualifications, experience and reputation, its knowledge of and involvement in recent transactions in the REIT industry and its experience with shareholder activism and acquisition transactions generally. Pursuant to an engagement letter between LaSalle and Goldman Sachs, LaSalle agreed to pay Goldman Sachs an aggregate fee of approximately $22 million to $23 million, based on the information available as of the delivery of its opinion described in this section, $3.5 million of which became payable at or prior to the announcement of the mergers and the remainder of which is contingent upon completion of the company merger. Subject to certain limitations, LaSalle also has agreed to reimburse Goldman Sachs, subject to certain conditions, for reasonable expenses incurred by Goldman Sachs in performing its services, and to indemnify Goldman Sachs and related persons against certain liabilities arising out of its engagement.

Summary of Material Financial Analyses

        The following is a summary of the material financial analyses delivered by Citi and Goldman Sachs to the LaSalle Board in connection with rendering their respective opinions described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Citi and Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Citi and Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of the financial analyses of Citi and Goldman Sachs. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before September 5, 2018, and is not necessarily indicative of current market conditions.

        The preparation of financial opinions is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, financial opinions are not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth below, without considering the analyses as a whole, could create an incomplete view of the processes underlying each financial opinion. In arriving at their respective fairness determinations, Citi and

Goldman Sachs each considered the results of all of their analyses and did not attribute any particular weight to any factor or analysis considered by them. Rather, each of Citi and Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the following analyses as a comparison is directly comparable to LaSalle, Pebblebrook or the mergers.

        LaSalle's financial advisors prepared these analyses for purposes of providing their respective opinions to the LaSalle Board as to the fairness, from a financial point of view, to the holders (other than Pebblebrook and its affiliates) of outstanding LaSalle common shares, as of the date of the opinions, of the aggregate consideration to be paid to such holders pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of LaSalle, Pebblebrook, Citi, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

        The aggregate consideration was determined through arm's-length negotiations between LaSalle and Pebblebrook, rather than by Citi and Goldman Sachs, and was approved by the LaSalle Board and the Pebblebrook Board. Citi and Goldman Sachs provided advice to LaSalle during these negotiations. Citi and Goldman Sachs did not, however, recommend any specific amount of consideration to LaSalle or the LaSalle Board or that any specific amount of consideration constituted the only appropriate consideration for the mergers.

        As described above, the respective opinions of Citi and Goldman Sachs to the LaSalle Board was one of many factors taken into consideration by the LaSalle Board in making its determination to approve the merger agreement. The following summary does not purport to be a complete description of the analyses performed by Citi and Goldman Sachs in connection with their respective opinions and is qualified in its entirety by reference to their respective written opinions attached as "Annex C" for Citi and "Annex D" for Goldman Sachs.

Illustrative Discounted Cash Flow Analysis

Illustrative Discounted Cash Flow Analysis—LaSalle Standalone

  Citi

        Using discount rates ranging from 8.0% to 9.1%, reflecting estimates of LaSalle's weighted average cost of capital, Citi discounted to present value as of June 30, 2018 (i) estimates of LaSalle's unlevered free cash flow for the period from July 1, 2018 to December 31, 2022, as reflected in the LaSalle projections and (ii) a range of illustrative terminal values for LaSalle, which were calculated by applying terminal forward multiples ranging from 12.4x to 14.4x, to a terminal year estimate of LaSalle's adjusted EBITDA, as reflected in the LaSalle projections. As directed by LaSalle management, Citi derived the estimate of LaSalle's unlevered free cash flow for the period from July 1, 2018 through December 31, 2018 by subtracting LaSalle's actual unlevered free cash flow for the period from January 1, 2018 through June 30, 2018, as provided by LaSalle management, from the estimate of LaSalle's unlevered free cash flow for the fiscal year ended December 31, 2018 reflected in the LaSalle projections. Citi derived such discount rates from a weighted average cost of capital calculation for LaSalle, which Citi performed utilizing the Capital Asset Pricing Model with inputs that Citi determined were relevant based on publicly available data and Citi's professional judgment. The range of multiples was derived by Citi utilizing its professional judgment and experience, primarily taking into account LaSalle's 2018 EBITDA trading multiple during the period prior to the public announcement of an unsolicited proposal from Pebblebrook to acquire LaSalle and also taking into account current

EBITDA trading multiples of companies comparable to LaSalle (see also our discussion under the section entitled "—Comparable Companies Analysis" below). Citi derived ranges of illustrative enterprise values for LaSalle by adding the ranges of present values it derived above. Citi then subtracted from the range of illustrative enterprise values it derived for LaSalle net debt, preferred equity and noncontrolling interests (other than LaSalle OP common units not held by LaSalle) as of June 30, 2018, in each case, as provided by LaSalle management, to derive a range of illustrative equity values for LaSalle. Citi then divided the range of illustrative equity values it derived by the fully-diluted number of outstanding LaSalle common shares, as provided by LaSalle management, which fully-diluted number included LaSalle OP common units not held by LaSalle, to derive a range of illustrative present values per LaSalle common share of $28.66 to $35.47.

  Goldman Sachs

        Using discount rates ranging from 7.5% to 8.5%, reflecting estimates of LaSalle's weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2018 (i) estimates of LaSalle's unlevered free cash flow for the period from July 1, 2018 to December 31, 2022, as reflected in the LaSalle projections and (ii) a range of illustrative terminal values for LaSalle, which were calculated by applying perpetuity growth rates ranging from 1.5% to 2.5%, to a terminal year estimate of LaSalle's unlevered free cash flow, as reflected in the LaSalle projections (which analysis implied terminal year enterprise value / adjusted EBITDA multiples ranging from 11.3x to 15.9x). As directed by LaSalle management, Goldman Sachs derived the estimate of LaSalle's unlevered free cash flow for the period from July 1, 2018 through December 31, 2018 by subtracting LaSalle's actual unlevered free cash flow for the period from January 1, 2018 through June 30, 2018, as provided by LaSalle management, from the estimate of LaSalle's unlevered free cash flow for the fiscal year ended December 31, 2018 reflected in the LaSalle projections. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the company's target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the U.S. financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the LaSalle projections and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived ranges of illustrative enterprise values for LaSalle by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for LaSalle net debt, preferred equity and noncontrolling interests (other than LaSalle OP common units not held by LaSalle) as of June 30, 2018, in each case, as provided by LaSalle management, to derive a range of illustrative equity values for LaSalle. Goldman Sachs then divided the range of illustrative equity values it derived by the fully-diluted number of outstanding LaSalle common shares, as provided by LaSalle management, which fully-diluted number included LaSalle OP common units not held by LaSalle, to derive a range of illustrative present values per LaSalle common share of $26.38 to $39.96.

Illustrative Discounted Cash Flow Analysis—Pebblebrook Standalone

  Citi

        Using discount rates ranging from 8.1% to 9.2%, reflecting estimates of Pebblebrook's weighted average cost of capital, Citi discounted to present value as of June 30, 2018 (i) estimates of Pebblebrook's unlevered free cash flow for the period from July 1, 2018 to December 31, 2022, as reflected in the LaSalle adjusted Pebblebrook projections and (ii) a range of illustrative terminal values for Pebblebrook, which were calculated by applying terminal forward multiples ranging from 12.4x to 14.4x, to a terminal year estimate of Pebblebrook's adjusted EBITDA, as reflected in the LaSalle adjusted Pebblebrook projections. As directed by LaSalle management, Citi derived the estimate of

Pebblebrook's unlevered free cash flow for the period from July 1, 2018 through December 31, 2018 by subtracting Pebblebrook's actual unlevered free cash flow for the period from January 1, 2018 through June 30, 2018, as provided by Pebblebrook management, from the estimate of Pebblebrook's unlevered free cash flow for the fiscal year ended December 31, 2018 reflected in the LaSalle adjusted Pebblebrook projections. Citi derived such discount rates from a weighted average cost of capital calculation for Pebblebrook, which Citi performed utilizing the Capital Asset Pricing Model with inputs that Citi determined were relevant based on publicly available data and Citi's professional judgment. The range of terminal forward multiples was held constant to those used by Citi in its illustrative discounted cash flow analysis of LaSalle standalone. Citi derived ranges of illustrative enterprise values for Pebblebrook by adding the ranges of present values it derived above. Citi then subtracted from the range of illustrative enterprise values it derived for Pebblebrook net debt, preferred equity and noncontrolling interests (other than Pebblebrook OP common units not held by Pebblebrook) as of June 30, 2018, in each case, as provided by Pebblebrook management, to derive a range of illustrative equity values for Pebblebrook. Citi then divided the range of illustrative equity values it derived by the fully-diluted number of outstanding Pebblebrook common shares, as provided by Pebblebrook management, which fully-diluted number included Pebblebrook OP common units not held by Pebblebrook, to derive a range of illustrative present values per Pebblebrook common share of $30.46 to $38.35.

  Goldman Sachs

        Using discount rates ranging from 8.0% to 9.0%, reflecting estimates of Pebblebrook's weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2018 (i) estimates of Pebblebrook's unlevered free cash flow for the period from July 1, 2018 to December 31, 2022, as reflected in the adjusted Pebblebrook projections and (ii) a range of illustrative terminal values for Pebblebrook, which were calculated by applying perpetuity growth rates ranging from 1.5% to 2.5%, to a terminal year estimate of Pebblebrook's unlevered free cash flow, as reflected in the adjusted Pebblebrook projections (which analysis implied terminal year enterprise value / adjusted EBITDA multiples ranging from 10.7x to 14.6). As directed by LaSalle management, Goldman Sachs derived the estimate of Pebblebrook's unlevered free cash flow for the period from July 1, 2018 through December 31, 2018 by subtracting Pebblebrook's actual unlevered free cash flow for the period from January 1, 2018 through June 30, 2018, as provided by Pebblebrook management, from the estimate of Pebblebrook's unlevered free cash flow for the fiscal year ended December 31, 2018 reflected in the adjusted Pebblebrook projections. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the company's target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the U.S. financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the adjusted Pebblebrook projections and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived ranges of illustrative enterprise values for Pebblebrook by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Pebblebrook net debt, preferred equity and noncontrolling interests (other than common units in Pebblebrook OP not held by Pebblebrook) as of June 30, 2018, in each case, as provided by Pebblebrook management, to derive a range of illustrative equity values for Pebblebrook. Goldman Sachs then divided the range of illustrative equity values it derived by the fully-diluted number of outstanding Pebblebrook common shares, as provided by Pebblebrook management, which fully-diluted number included common units in Pebblebrook OP not held by Pebblebrook, to derive a range of illustrative present values per Pebblebrook common share of $25.92 to $39.48.

Illustrative Pro Forma Discounted Cash Flow Analysis—Combined Company

  Goldman Sachs

        Using discount rates ranging from 7.5% to 9.0%, reflecting estimates of the combined company's weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2018 in both a scenario in which all LaSalle shareholders elect to receive Pebblebrook common shares pursuant to the merger agreement, which we refer to as the all-stock election scenario, and a scenario in which 30% of outstanding LaSalle common shares elect to receive cash pursuant to the merger agreement, which we refer to as the maximum-cash election scenario, (i) estimates of the combined company's unlevered free cash flow for the period from July 1, 2018 to December 31, 2022 as reflected in the forecasts and (ii) a range of illustrative terminal values for the pro forma company, which were calculated by applying perpetuity growth rates ranging from 1.5% to 2.5%, to a terminal year estimate of the combined company's unlevered free cash flow, as reflected in the forecasts (which analysis implied terminal year enterprise value / adjusted EBITDA multiples ranging from 10.6x to 16.0x). As directed by LaSalle management, Goldman Sachs derived the estimate of the combined company's unlevered free cash flow for the period from July 1, 2018 through December 31, 2018 by subtracting the combined company's actual unlevered free cash flow for the period from January 1, 2018 through June 30, 2018, as provided by Landmark management and Pebblebrook management, from the estimate of the combined company's unlevered free cash flow for the fiscal year ended December 31, 2018 reflected in the forecasts. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the company's target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the U.S. financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived ranges of illustrative enterprise values for the combined company by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the combined company net debt, preferred equity and noncontrolling interests (other than common units in the pro forma company's operating partnership not held by the pro forma company) as of June 30, 2018, in each case, as provided by LaSalle management and Pebblebrook management, to derive a range of illustrative equity values for the combined company.

        For the all-stock election scenario, Goldman Sachs then multiplied the range of illustrative equity values it derived by the percent of the combined company owned by holders of LaSalle common shares, adjusted for Pebblebrook-owned LaSalle common shares to be cancelled pursuant to the merger and the amount of cash consideration to be received, and then divided the product by the amount of combined company common shares to be issued to LaSalle shareholders, which took into account the exchange ratio and was adjusted for Pebblebrook-owned LaSalle common shares, to derive a range of illustrative present values of the combined company to be received per LaSalle common share. Goldman Sachs calculated a range of illustrative implied values for the pro forma value to be received per LaSalle common share of $23.52 to $40.18 for the all-stock election scenario.

        For the maximum-cash election scenario, Goldman Sachs calculated a range of illustrative implied values for the combined value to be received per LaSalle common share by multiplying the range of illustrative equity values it derived by the percent of the pro forma company owned by holders of LaSalle common shares, adjusted for Pebblebrook-owned LaSalle common shares to be cancelled pursuant to the merger and the amount of cash consideration to be received, and then divided the product by the amount of combined company common shares to be issued to LaSalle shareholders, which took into account the exchange ratio and was adjusted for Pebblebrook-owned LaSalle common shares. Goldman Sachs then added the cash consideration to be received per share, adjusted for

Pebblebrook-owned LaSalle common shares, resulting in a range of $26.04 to $39.76 for the maximum-cash election scenario.

Comparable Companies Analysis

Citi

  Comparable Companies Analysis—LaSalle Standalone and Pebblebrook Standalone

        Citi performed a comparable companies analysis, which is an analysis designed to estimate an implied value of a company through an analysis of the public valuation and trading multiples of similar publicly-traded companies. Citi reviewed financial and stock information of LaSalle, Pebblebrook and the selected publicly-traded companies described below, which we refer to as the selected companies, which include full-service lodging REITs. No publicly-traded company is identical to LaSalle or Pebblebrook, but the companies listed were selected because, among other reasons, they possessed certain financial, operational or business characteristics that, in Citi's view, were sufficiently comparable to those of LaSalle or Pebblebrook or otherwise relevant for purposes of comparison.

        Citi reviewed, among other information, enterprise values of the selected companies, calculated as equity values (based on closing stock prices of the selected companies on September 5, 2018) plus net debt and any preferred equity and non-controlling interest, as a multiple of estimated EBITDA for calendar year 2018. The observed multiples of enterprise value to estimated 2018 EBITDA for the selected companies ranged from 12.6x to 15.3x (with a median of 13.0x), with such multiple for each of the selected companies being set forth in the table below.

Selected Company	Enterprise Value / 2018E EBITDA Multiple
Chesapeake Lodging Trust	15.3x
DiamondRock Hospitality Company	12.6x
Host Hotels & Resorts, Inc.	12.9x
Park Hotels & Resorts Inc.	12.6x
Sunstone Hotel Investors, Inc.	13.8x
Xenia Hotels & Resorts, Inc.	13.2x

        Citi then applied this multiple range to LaSalle's estimated 2018 adjusted EBITDA, as reflected in the LaSalle projections, to calculate an implied enterprise value reference range for LaSalle. Citi then subtracted from the range of implied enterprise values it derived for LaSalle net debt, preferred equity and noncontrolling interests (other than LaSalle OP common units not held by LaSalle) as of June 30, 2018, in each case, as provided by LaSalle management, to derive a range of implied equity values for LaSalle. Citi then divided the range of implied equity values it derived by the fully-diluted number of outstanding LaSalle common shares, as provided by LaSalle management, which fully-diluted number included LaSalle OP common units not held by LaSalle. Financial data of the selected companies was based on publicly available research analysts' estimates, public filings and other information. Financial data of LaSalle were based on the LaSalle projections and LaSalle's public filings. From this analysis, Citi derived an implied per LaSalle common share equity value reference range of $24.39 to $31.73.

        Citi also applied this multiple range to Pebblebrook's estimated 2018 adjusted EBITDA, as reflected in the LaSalle adjusted Pebblebrook projections, to calculate an implied enterprise value reference range for Pebblebrook. Citi then subtracted from the range of implied enterprise values it derived for Pebblebrook net debt, preferred equity and noncontrolling interests (other than Pebblebrook OP common units not held by Pebblebrook) as of June 30, 2018, in each case, as provided by Pebblebrook management, to derive a range of implied equity values for Pebblebrook. Citi then divided the range of implied equity values it derived by the fully-diluted number of outstanding Pebblebrook common shares, as provided by Pebblebrook management, which fully-diluted number included Pebblebrook OP common units not held by Pebblebrook. Financial data of the selected companies was based on publicly available research analysts' estimates, public filings and other information. Financial data of Pebblebrook were based on the LaSalle adjusted Pebblebrook projections and Pebblebrook's public filings. From this analysis, Citi derived an implied per Pebblebrook common share equity value reference range of $27.08 to $36.11.

Illustrative Present Value of Future Share Price Analysis

Goldman Sachs

  Illustrative Present Value of Future Share Price Analysis—LaSalle Standalone

        Using the LaSalle projections, Goldman Sachs derived a range of illustrative future values per LaSalle common share as of December 31 for each of the fiscal years 2018 to 2021, by: (i) applying a range of illustrative one-year forward enterprise value / adjusted EBITDA multiples of 12.0x to 14.0x, which illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account the historical average enterprise value / adjusted EBITDA multiples for LaSalle during the five-year period ended March 27, 2018, the last trading day prior to the public announcement of an unsolicited proposal from Pebblebrook to acquire LaSalle, to estimates of LaSalle's one-year forward adjusted EBITDA as of the end of that fiscal year, as reflected in the LaSalle projections, to derive a range of implied enterprise values for LaSalle as of December 31 of each year; (ii) subtracting from the range of implied enterprise values as of December 31 of each year estimated year-end net debt, preferred equity and noncontrolling interests (other than LaSalle OP common units not held by LaSalle), as provided by LaSalle management, to yield a range of implied equity values for LaSalle as of December 31 of each fiscal year; and (iii) dividing the range of implied equity values by the estimated fully-diluted number of LaSalle common shares outstanding as of December 31 of each fiscal year, as provided by LaSalle management, which fully-diluted number included LaSalle OP common units not held by LaSalle. Using an illustrative discount rate of 10.3%, reflecting an estimate of LaSalle's cost of equity derived by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the U.S. financial markets generally, Goldman Sachs discounted to present value as of June 30, 2018 both the range of illustrative values it derived above and estimated accrued future dividends as of December 31 of each of the fiscal years 2018 to 2021 (excluding declared dividends as of June 30, 2018), as provided by LaSalle management, to yield illustrative present values per LaSalle common share ranging from $24.17 to $33.67.

  Illustrative Present Value of Future Share Price Analysis—Pebblebrook Standalone

        Using the LaSalle adjusted Pebblebrook projections, Goldman Sachs derived a range of illustrative future values per Pebblebrook common share as of December 31 for each of the fiscal years 2018 to 2021, by: (i) applying a range of illustrative one-year forward enterprise value / adjusted EBITDA multiples of 13.0x to 15.0x, which illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account the historical average enterprise value / adjusted EBITDA multiples for Pebblebrook during the five-year period ended March 27, 2018, the last trading day prior to the public announcement of its unsolicited proposal to acquire LaSalle, to estimates of Pebblebrook's one-year forward adjusted EBITDA as of the end of that fiscal year, as reflected in the LaSalle adjusted Pebblebrook projections, to derive a range of implied enterprise values for Pebblebrook as of December 31 of each year; (ii) subtracting from the range of implied enterprise values as of December 31 of each year estimated year-end net debt, preferred equity and noncontrolling interests (other than Pebblebrook OP common units not held by Pebblebrook), as provided by Pebblebrook management, to yield a range of implied equity values for Pebblebrook as of December 31 of each fiscal year; and (iii) dividing the range of implied equity values by the estimated fully-diluted number of Pebblebrook common shares outstanding as of December 31 of each fiscal year, as provided by Pebblebrook management, which fully-diluted number included Pebblebrook OP common units not held by Pebblebrook. Using an illustrative discount rate of 11.1%, reflecting an estimate of Pebblebrook's cost of equity derived by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the U.S. financial markets generally, Goldman Sachs discounted to present value as of June 30, 2018 both the range of illustrative values it derived above and estimated accrued future dividends as of December 31 of each of the fiscal years 2018 to 2021 (excluding declared dividends as of June 30, 2018), as provided by Pebblebrook management, to yield illustrative present values per Pebblebrook common share ranging from $29.38 to $38.36.

  Illustrative Present Value of Future Share Price Analysis—Combined Company

        Assuming, alternatively, the all-stock election scenario and the maximum-cash election scenario, Goldman Sachs performed illustrative analyses of the implied present value, as of June 30, 2018, of the future price per share of the combined company. Goldman Sachs first calculated the implied values per share of the combined company as of December 31 for each of the fiscal years 2018 to 2021 by applying one-year forward EV/EBITDA multiples ranging from 12.5x to 14.5x to estimated EBITDA for each fiscal year as reflected in the forecasts. To derive illustrative implied equity values of the combined company, Goldman Sachs subtracted from the range of illustrative enterprise values it derived for the combined company (i) the amount of the combined company's net debt as of December 31 for each of the fiscal years 2018 to 2021, as provided by LaSalle management and Pebblebrook management, and (ii) as of December 31 of each year, estimates of the preferred equity and noncontrolling interests (other than common units in the combined company's operating partnership not held by the combined company), in each case, as provided by LaSalle management and Pebblebrook management. The illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account the historical average enterprise value / adjusted EBITDA multiples for LaSalle and Pebblebrook during the five-year period ended March 27, 2018, the last trading day prior to the public announcement of an unsolicited proposal from Pebblebrook to acquire LaSalle. Goldman Sachs then multiplied the range of illustrative equity values it derived by the percent of the combined company owned by holders of LaSalle common shares, adjusted for Pebblebrook-owned LaSalle common shares to be cancelled pursuant to the merger and the amount of cash consideration to be received, and then divided the product by the amount of combined company common shares to be issued to holders of LaSalle shareholders, which took into account the exchange ratio and was adjusted for Pebblebrook-owned LaSalle common shares, to derive a range of illustrative present values of the combined company to be received per LaSalle common share. Goldman Sachs then discounted to present value as of June 30, 2018, using an illustrative discount rate of 10.7%, reflecting an estimate of the cost of equity for the combined company, the theoretical future value of the combined company as of December 31 of each fiscal year to derive a range of illustrative implied present values per share of the combined company. Goldman Sachs derived the illustrative discount rate by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs discounted to present value as of June 30, 2018 both the range of illustrative values it derived above and estimated accrued future dividends as of December 31 of each of the fiscal years 2018 to 2021 (excluding declared dividends as of June 30, 2018), as provided by LaSalle management and Pebblebrook management, to yield illustrative present values per share of the combined company.

        For the all-stock election scenario, Goldman Sachs calculated a range of illustrative implied values for the pro forma value to be received per LaSalle common share of $25.48 to $32.70.

        For the maximum-cash election scenario, Goldman Sachs calculated a range of illustrative implied values for the pro forma value to be received per LaSalle common share by also adding the cash consideration to be received per share, adjusted for Pebblebrook-owned LaSalle common shares, resulting in a range of $27.66 to $33.62.

Premia Analysis

Goldman Sachs

        Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for all-cash, all-stock and mixed consideration acquisition transactions in the U.S. announced during the time period from October 23, 2013 through September 5, 2018 involving a public company in the REIT industry as the target where the disclosed enterprise values for such transaction were greater than $1.0 billion, excluding mortgage and timber REIT transactions and the transaction contemplated by the Blackstone merger agreement. The following table lists the acquisition transactions:

Announcement Date	Acquiror	Target / Seller
July 2018	Brookfield Asset Management Inc.	Forest City Realty Trust, Inc.
June 2018	Greystar Real Estate Partners	Education Realty Trust, Inc.
May 2018	Blackstone	Gramercy Property Trust
April 2018	Prologis, Inc.	DCT Industrial Trust Inc.
March 2018	Brookfield Property Partners L.P.	GGP Inc.
July 2017	APG Asset Management N.V. / Greystar Real Estate Partners / GIC Pte Ltd. / Ivanhoe Cambridge	Monogram Residential Trust, Inc.
June 2017	Canada Pension Plan Investment Board	Parkway, Inc.
June 2017	Government Properties Income Trust	First Potomac Realty Trust
June 2017	Digital Realty Trust, Inc.	Dupont Fabros Technology, Inc.
May 2017	Sabra Health Care REIT, Inc.	Care Capital Properties, Inc.
April 2017	RLJ Lodging Trust	FelCor Lodging Trust Incorporated
February 2017	Tricon Capital Group Inc.	Silver Bay Realty Trust Corp.
January 2017	Starwood Capital	Milestone Apartments Real Estate Investment Trust
November 2016	Regency Centers Corp.	Equity One, Inc.
August 2016	Mid-America Apartment Communities, Inc.	Post Properties, Inc.
April 2016	Cousins Properties Inc.	Parkway Properties, Inc.
January 2016	Brookfield Asset Management Inc.	Rouse Properties, Inc.
December 2015	DRA Advisors LLC	Inland Real Estate Corporation
December 2015	American Homes 4 Rent	American Residential Properties, Inc.
October 2015	Harrison Street Real Estate Capital	Campus Crest Communities, Inc.
October 2015	Blackstone	BioMed Realty Trust, Inc.
September 2015	Blackstone	Strategic Hotels & Resorts, Inc.
June 2015	Lone Star Investment Advisors	Home Properties, Inc.
May 2015	Brookfield Asset Management Inc.	Associated Estates Realty Corporation
April 2015	Blackstone	Excel Trust
October 2014	Omega Healthcare Investors, Inc.	Aviv REIT, Inc.
September 2014	Washington Prime Group Inc.	Glimcher Realty Trust
June 2014	Ventas, Inc.	American Realty Capital Healthcare Trust, Inc.
December 2013	Essex Property Trust, Inc.	BRE Properties, Inc.
October 2013	American Realty Capital Properties, Inc.	Cole Real Estate Investments, Inc.

        For the entire period, using publicly available information, Goldman Sachs calculated the low, median, and high premia of the price paid in these transactions relative to the target's last undisturbed closing stock price prior to announcement of the transaction. This analysis indicated a low premium of 5.1%, a median premium of 15.0% and a high premium of 35.3%. Using this analysis, Goldman Sachs applied a reference range of illustrative premiums of 5.1% to 35.3% to the undisturbed closing price per LaSalle common share of $24.84 as of March 27, 2018, the last trading day prior to the public announcement of an unsolicited proposal from Pebblebrook to acquire LaSalle, and calculated a range of implied equity values per LaSalle common share of $26.11 to $33.60.

Selected Transactions Analysis

Citi

        Citi performed a selected transactions analysis, which is an analysis designed to estimate an implied illustrative value of a company through an analysis of the multiples paid in acquisitions of similar companies and businesses. Citi reviewed certain publicly available information for selected transactions in the lodging REIT industry announced between 2006 and 2018, which we refer to collectively as the selected transactions.

        Although none of the target companies in the selected transactions are directly comparable to LaSalle and none of the selected transactions are directly comparable to the transactions contemplated by the merger agreement, the selected transactions were chosen because they involved lodging REITs with financial, operational or business characteristics that, in Citi's view, based on its professional judgment and experience, made them sufficiently comparable to LaSalle and/or the transactions contemplated by the merger agreement or otherwise relevant for purposes of analysis. For each of the selected transactions, Citi reviewed the total enterprise value, which we refer to as TEV, of the selected transaction as a multiple of the relevant target company's trailing 12 months (which we refer to as TTM) EBITDA as of the time of the most recently completed quarter prior to the close of the transaction. The observed TEV / TTM EBITDA multiples for the selected transactions are set forth in the table below and ranged from 10.4x to 18.6x.

Announcement Date	Target Name	Acquiror	TEV / TTM EBITDA
April 24, 2017	FelCor Lodging Trust Incorporated	RLJ Lodging Trust	12.9x
April 14, 2016	Apple REIT Ten, Inc.	Apple Hospitality REIT, Inc.	13.5x
September 8, 2015	Strategic Hotels & Resorts, Inc.	Blackstone	18.6x
November 29, 2012	Apple REIT Six Inc.	Blackstone	13.4x
July 25, 2007	Apple Hospitality Five, Inc.	Inland American Real Estate Trust, Inc.	14.9x
June 21, 2007	Equity Inns, Inc.	Whitehall Street Global Real Estate	15.0x
April 30, 2007	Eagle Hospitality Properties Trust, Inc.	Apollo Real Estate Consortium	12.1x
April 24, 2007	Highland Hospitality Corporation	JER Partners	16.2x
April 16, 2007	Innkeepers USA Trust	Apollo Investment Corporation	14.8x
April 3, 2007	Winston Hotels, Inc.	Inland American Real Estate Trust, Inc.	13.0x
February 15, 2007	Apple Hospitality Two, Inc.	ING Clarion Partners, LLC	10.4x
February 21, 2006	MeriStar Hospitality Corporation	Blackstone	13.4x

        Based on its professional judgment and experience, and taking into consideration the observed multiples for the selected transactions, Citi then applied a reference range of multiples of 13.0x to 14.9x (reflecting the 25th and 75th percentiles of TEV / TTM EBITDA multiples for the selected transactions) to derive an implied equity value per common share for LaSalle. Financial data of the selected transactions were based on public filings and other information. Financial data of LaSalle were based on financial information provided by, and used by Citi at the direction of, LaSalle management. Citi applied the 13.0x to 14.9x range of TEV / TTM EBITDA multiples to LaSalle's TTM EBITDA for the 12-month period ended June 30, 2018 to derive a range of implied enterprise values for LaSalle. Citi then subtracted from the range of implied enterprise values it derived for LaSalle net debt, preferred equity and noncontrolling interests (other than LaSalle OP common units not held by LaSalle) as of

June 30, 2018, in each case, as provided by LaSalle management, to derive a range of implied equity values for LaSalle. Citi then divided the range of implied equity values it derived by the fully-diluted number of outstanding LaSalle common shares, as provided by LaSalle management, which fully-diluted number included LaSalle OP common units not held by LaSalle, resulting in an implied equity value per LaSalle common share of $27.84 to $33.47.

Certain Pebblebrook Unaudited Prospective Financial Information

        Pebblebrook does not as a matter of course make public long-term projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. However, in connection with the mergers and the other transactions contemplated by the merger agreement, Pebblebrook management prepared and provided to the Pebblebrook Board in connection with its evaluation of the mergers and the other transactions contemplated by the merger agreement, and to its financial advisors, Raymond James and BAML, and were made available to LaSalle and LaSalle's financial advisors, certain unaudited prospective financial information regarding Pebblebrook's operations for fiscal years 2018 through 2022, on a standalone basis without giving effect to the mergers, which we refer to as the Pebblebrook projections. Pebblebrook is electing to provide summaries of the unaudited prospective financial information in this section of this document to provide Pebblebrook shareholders access to certain non-public unaudited prospective financial information and estimated synergies that were made available to the Pebblebrook Board and Pebblebrook's financial advisors for purposes of considering and evaluating the mergers. For more information, see "—Important Information About the Financial Projections."

Pebblebrook Projections

        The Pebblebrook projections were provided to the Pebblebrook Board, each of Pebblebrook's financial advisors, Raymond James and BAML, and were made available to LaSalle, the LaSalle Board and its financial advisors. The following table presents a summary of Pebblebrook's projections for the calendar years ending 2018 through 2022 for Pebblebrook on a standalone basis.

Pebblebrook Projections(1)

	Fiscal Year Ending December 31
	2018E	2019E	2020E	2021E	2022E
RevPAR(2)	$210	$224	$233	$241	$249
Total Hotel Revenue	$783	$832	$864	$891	$919
Hotel EBITDA(3)	$263	$291	$308	$321	$335
Adjusted EBITDA(4)	$240	$267	$284	$297	$310

Unlevered Free Cash Flow(5)	$171	$213	$246	$257	$269

(1)
Dollar amounts in millions, except RevPAR, which is in dollars.

(2)
RevPAR represents hotel room revenue, which is the portion of hotel operating revenues attributable to rooms, divided by the total number of available room nights in Pebblebrook's portfolio during the respective period.

(3)
EBITDA represents net income or loss (computed in accordance with GAAP), excluding interest expense, income tax, depreciation and amortization. Hotel EBITDA represents total hotel revenue minus total hotel expenses.

(4)
Adjusted EBITDA represents EBITDA adjusted for certain additional items, including impairment losses (to the extent included in EBITDA), loss from extinguishment of debt, acquisition transaction costs, costs associated with management transitions or the departure of executive officers, costs associated with the recognition of issuance costs related to the redemption of preferred shares, non-cash ground rent and certain other items.

(5)
Unlevered Free Cash Flow represents Adjusted EBITDA less capital expenditures and income tax expense, plus income tax benefit.

Pebblebrook Adjusted LaSalle Projections

        As noted in "—Certain LaSalle Unaudited Prospective Financial Information—LaSalle Projections," the LaSalle projections were made available to Pebblebrook. To assist the Pebblebrook Board in its evaluation of the quantitative and strategic rationale for the mergers, Pebblebrook management adjusted the LaSalle projections, which we refer to as the Pebblebrook adjusted LaSalle projections. The Pebblebrook adjusted LaSalle projections were also provided to Raymond James and BAML, and Pebblebrook management directed Raymond James to use and rely upon the Pebblebrook adjusted LaSalle projections in connection with its financial analyses and opinion to the Pebblebrook Board as described above in the section entitled "—Opinion of Pebblebrook's Financial Advisor" beginning on page 124. The Pebblebrook adjusted LaSalle projections were based solely on the information available to Pebblebrook management at the time they were prepared. The following is a summary of the Pebblebrook adjusted LaSalle projections.

Pebblebrook Adjusted LaSalle Projections(1)

	Fiscal Year Ending December 31
	2018E	2019E	2020E	2021E	2022E
RevPAR(2)	$204	$206	$212	$220	$228
Total Revenue	$1,076	$1,088	$1,113	$1,150	$1,188
Hotel EBITDA(3)	$341	$342	$355	$380	$407
Adjusted EBITDA(4)	$316	$320	$332	$357	$383

Unlevered Free Cash Flow(5)	$178	$180	$264	$284	$305

(1)
Dollar amounts in millions, except room revenue per available room, which we refer to as RevPAR, which is in dollars.

(2)
RevPAR represents hotel room revenue, which is the portion of hotel operating revenues attributable to rooms, divided by the total number of available room nights in LaSalle's portfolio during the respective period.

(3)
Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, represents net income or loss (computed in accordance with generally accepted accounting principles, which we refer to as GAAP), excluding interest expense, income tax, depreciation and amortization. Hotel EBITDA represents total hotel revenue minus total hotel expenses.

(4)
Adjusted EBITDA represents EBITDA adjusted for certain additional items, including impairment losses (to the extent included in EBITDA), loss from extinguishment of debt, acquisition transaction costs, costs associated with management transitions or the departure of executive officers, costs associated with the recognition of issuance costs related to the redemption of preferred shares, non-cash ground rent and certain other items.

(5)
Unlevered Free Cash Flow represents Adjusted EBITDA less capital expenditures and income tax expense, plus income tax benefit.

Certain LaSalle Unaudited Prospective Financial Information

        LaSalle does not, as a matter of course, make public projections as to future performance or earnings beyond the current fiscal year and generally does not make public projections for extended periods due to, among other things, the inherent difficulty of predicting financial performance for future periods and the likelihood that the underlying assumptions and estimates may not be realized. However, in connection with LaSalle's evaluation of potential strategic alternatives and specifically the mergers, LaSalle management prepared certain long-term financial projections for LaSalle on a stand-alone basis, without giving effect to the mergers, for fiscal years ending December 31, 2018 through December 31, 2022, which we refer to as the LaSalle projections. In connection with LaSalle's evaluation of potential strategic alternatives and specifically the mergers, LaSalle management also prepared certain prospective financial information of the combined company based on estimated synergies arising in connection with the mergers on a pro-forma basis, which we refer to as the pro-forma combination analysis. LaSalle is electing to provide summaries of the unaudited prospective financial information and the estimated pro-forma financial information for the combined company in this section of this document to provide LaSalle shareholders access to certain non-public unaudited prospective financial information and estimated synergies that were made available to the LaSalle Board for purposes of considering and evaluating the mergers. For more information, See "—Important Information About the Financial Projections."

        Prior to the preparation of the LaSalle projections, in March 2018, LaSalle management prepared a preliminary set of long-term financial projections for LaSalle for fiscal years ending December 31, 2018 through December 31, 2022 that LaSalle provided to, and which were approved for use by, the LaSalle Board at its meeting held on March 20, 2018 in connection with its evaluation of a potential strategic transaction, which we refer to as the LaSalle preliminary March projections. Following the end of the fiscal quarter ended March 31, 2018 and based on LaSalle management's review of LaSalle's results for such period, LaSalle management updated the LaSalle preliminary March projections in early May 2018 to further refine certain of the assumptions and estimates included therein to better reflect the information available to LaSalle management at the time of such update, which we refer to as the LaSalle preliminary May projections and, together with the LaSalle preliminary March projections, the LaSalle preliminary projections. The LaSalle preliminary May projections replaced the LaSalle preliminary March projections and were the same in all respects as the LaSalle preliminary March projections except that they incorporated actual performance for the fiscal quarter ended March 31, 2018, an updated forecast for the fiscal quarter ending June 30, 2018, and a corresponding roll forward for the fiscal years ending December 31, 2018 through December 31, 2022. The LaSalle preliminary May projections were provided to, and approved for use by, the LaSalle Board at its meeting held on May 10, 2018. Following the end of the fiscal quarter ended June 30, 2018 and based on LaSalle management's review of LaSalle's results for such period, LaSalle management updated the LaSalle preliminary May projections in July 2018 to further refine certain of the assumptions and estimates included therein to better reflect the information available to LaSalle management at the time of such update. The LaSalle projections replaced the LaSalle preliminary May projections and were the same in all respects as the LaSalle preliminary May projections except that they incorporated actual performance for the fiscal quarter ended June 30, 2018.

LaSalle Projections

        The LaSalle projections were provided to, and confirmed for use by, the LaSalle Board at its meeting held on July 29, 2018. The LaSalle projections were also provided to Citi and Goldman Sachs, and LaSalle management directed Citi and Goldman Sachs to use and rely upon the LaSalle projections in connection with their respective financial analyses and opinions to the LaSalle Board as described above in the section entitled "—Opinions of LaSalle's Financial Advisors" beginning on page 131. Consequently, neither Citi nor Goldman Sachs relied upon the LaSalle preliminary projections in connection with their respective financial analyses and opinions to the LaSalle Board as described above under the section entitled "—Opinions of LaSalle's Financial Advisors" beginning on page 131. On August 28, 2018, LaSalle made available to Pebblebrook the LaSalle projections. The table below presents selected elements of the LaSalle projections.

LaSalle Projections(1)

	Fiscal Year Ending December 31
	2018E	2019E	2020E	2021E	2022E
RevPAR(2)	$202	$207	$212	$220	$228
Total Revenue	$1,069	$1,089	$1,113	$1,150	$1,188
Hotel EBITDA(3)	$328	$342	$355	$380	$407
Adjusted EBITDA(4)	$306	$320	$332	$357	$383

Unlevered Free Cash Flow(5)	$130	$218	$264	$284	$305

(1)
Dollar amounts in millions, except room revenue per available room, which we refer to as RevPAR, which is in dollars.

(2)
RevPAR represents hotel room revenue, which is the portion of hotel operating revenues attributable to rooms, divided by the total number of available room nights in LaSalle's portfolio during the respective period.

(3)
Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, represents net income or loss (computed in accordance with generally accepted accounting principles, which we refer to as GAAP), excluding interest expense, income tax, depreciation and amortization. Hotel EBITDA represents total hotel revenue minus total hotel expenses.

(4)
Adjusted EBITDA represents EBITDA adjusted for certain additional items, including impairment losses (to the extent included in EBITDA), loss from extinguishment of debt, acquisition transaction costs, costs associated with management transitions or the departure of executive officers, costs associated with the recognition of issuance costs related to the redemption of preferred shares, non-cash ground rent and certain other items.

(5)
Unlevered Free Cash Flow represents Adjusted EBITDA less capital expenditures and income tax expense, plus income tax benefit.

LaSalle Adjusted Pebblebrook Projections

        As noted in "—Certain Pebblebrook Unaudited Prospective Financial Information—Pebblebrook Projections," the Pebblebrook projections were made available to LaSalle, the LaSalle Board and its financial advisors. To assist the LaSalle Board in its evaluation of the quantitative and strategic rationale for the mergers, on May 15, 2018, LaSalle management adjusted the Pebblebrook projections, which we refer to as the LaSalle adjusted Pebblebrook projections. The LaSalle adjusted Pebblebrook projections were also provided to Citi and Goldman Sachs, and LaSalle management directed Citi and Goldman Sachs to use and rely upon the LaSalle adjusted Pebblebrook projections in connection with their respective financial analyses and opinions to the LaSalle Board as described above in the section entitled "—Opinions of LaSalle's Financial Advisors" beginning on page 131. The LaSalle adjusted Pebblebrook projections were based solely on the information available to LaSalle management at the time they were prepared and were not shared with Pebblebrook. The following is a summary of the LaSalle adjusted Pebblebrook projections.

LaSalle Adjusted Pebblebrook Projections(1)

	Fiscal Year Ending December 31
	2018E	2019E	2020E	2021E	2022E
RevPAR(2)	$210	$215	$217	$225	$233
Total Hotel Revenue	$785	$810	$825	$851	$880
Hotel EBITDA(3)	$259	$274	$276	$290	$306
Adjusted EBITDA(4)	$236	$250	$252	$265	$281

Unlevered Free Cash Flow(5)	$167	$193	$196	$209	$224

(1)
Dollar amounts in millions, except RevPAR, which is in dollars.

(2)
RevPAR represents hotel room revenue, which is the portion of hotel operating revenues attributable to rooms, divided by the total number of available room nights in Pebblebrook's portfolio during the respective period.

(3)
EBITDA represents net income or loss (computed in accordance with GAAP), excluding interest expense, income tax, depreciation and amortization. Hotel EBITDA represents total hotel revenue minus total hotel expenses.

(4)
Adjusted EBITDA represents EBITDA adjusted for certain additional items, including impairment losses (to the extent included in EBITDA), loss from extinguishment of debt, acquisition transaction costs, costs associated with management transitions or the departure of executive officers, costs associated with the recognition of issuance costs related to the redemption of preferred shares, non-cash ground rent and certain other items.

(5)
Unlevered Free Cash Flow represents Adjusted EBITDA less capital expenditures and income tax expense, plus income tax benefit.

LaSalle Management's Pro-forma Combination Analysis

        The following table presents summary estimated pro-forma financial information for the combined company based on synergies that LaSalle management prepared based on its assumptions in respect of the combined company following the completion of the mergers for the fiscal years ending December 31, 2018 through December 31, 2022 in connection with LaSalle's evaluation of the mergers. The pro-forma combination analysis was also provided to Citi and Goldman Sachs, and LaSalle management directed Citi and Goldman Sachs to use and rely upon the pro-forma combination analysis in connection with their respective financial analyses and opinions to the LaSalle Board as described above in the section entitled "—Opinions of LaSalle's Financial Advisors" beginning on page 131.

LaSalle Management's Pro-forma Combination Analysis (Post-Merger Basis)(1)(5)

	2018E	2019E	2020E	2021E	2022E
Total Revenue	$1,853	$1,900	$1,938	$2,001	$2,068
Hotel EBITDA(2)	$588	$606	$621	$660	$702
Adjusted EBITDA(3)	$542	$538	$550	$586	$624

Unlevered Free Cash Flow(4)	$297	$392	$434	$465	$499

(1)
Dollar amounts in millions.

(2)
EBITDA represents net income or loss (computed in accordance with GAAP), excluding interest expense, income tax, depreciation and amortization. Hotel EBITDA represents total hotel revenue minus total hotel expenses.

(3)
Adjusted EBITDA represents EBITDA adjusted for certain additional items, including impairment losses (to the extent included in EBITDA), loss from extinguishment of debt, acquisition transaction costs, costs associated with management transitions or the departure of executive officers, costs associated with the recognition of issuance costs related to the redemption of preferred shares, non-cash ground rent and certain other items.

(4)
Unlevered Free Cash Flow represents Adjusted EBITDA less capital expenditures and income tax expense, plus income tax benefit.

(5)
Based in part on synergies and dis-synergies forecasted by LaSalle management. Key synergy and dis-synergy assumptions are as follows: (i) general and administrative synergies of $20 million in 2019, grown at 2% annually in forward years; (ii) dis-synergies of $10 million in 2019 due to property tax reassessments of certain properties in the pro-forma combined company's portfolio, grown at 2% annually in forward years; and (iii) certain asset sales in connection with the completion of the mergers which were assumed to generate $715 million of net proceeds and result in both a $42.5 million reduction in EBITDA in 2019, grown at portfolio growth rates in forward years, and a 12% reduction in capital expenditures in 2019 and in forward years.

Important Information About the Financial Projections

        The prospective financial information set forth above under "—Certain Pebblebrook Unaudited Prospective Financial Information" and "—Certain LaSalle Unaudited Prospective Financial Information," which we refer to collectively as the financial projections, are included solely to give Pebblebrook shareholders and LaSalle shareholders access to certain long-term financial projections and estimated synergies that were made available to the Pebblebrook Board, Raymond James, the LaSalle Board, Citi and Goldman Sachs, as applicable, and are not included in this joint proxy statement/prospectus to influence any Pebblebrook shareholders or LaSalle shareholders to vote to approve any of the proposals to be voted upon at the special meetings or for any other purpose. The financial projections were not prepared with a view toward public disclosure and, accordingly, do not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or GAAP. The financial projections, including the estimated synergies, were prepared solely for Pebblebrook's and LaSalle's internal uses, and for their respective financial advisors, and are subjective in many respects. Neither Pebblebrook's independent registered public accounting firm nor LaSalle's independent registered public accounting firm has compiled, examined, audited or performed any procedures with respect to the financial projections, nor has either expressed any opinion or any other form of assurance regarding this information or its achievability. The inclusion of the financial projections in this joint proxy statement/prospectus does not constitute an admission or representation by Pebblebrook or LaSalle that the information is material.

        The financial projections were not prepared in accordance with GAAP, including RevPAR, Total Revenue, Hotel EBITDA, Adjusted EBITDA and Unlevered Free Cash Flow. Pebblebrook and LaSalle use these non-GAAP financial measures in analyzing their respective financial results and believe that they enhance investors' understanding of Pebblebrook's and LaSalle's financial performance and the comparability of Pebblebrook's and LaSalle's results to prior periods, as well as against the performance of other REITs. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Pebblebrook's and LaSalle's calculations of non-GAAP financial measures may differ from each other and from others in the industry and Hotel EBITDA, Adjusted EBITDA and Unlevered Free Cash Flow are not

necessarily comparable with similar titles used by other companies. The non-GAAP financial measures used in the LaSalle projections, LaSalle adjusted Pebblebrook projections and LaSalle pro-forma combination analysis were relied upon by Citi and Goldman Sachs, as directed by LaSalle management, for purposes of their respective opinions to the LaSalle Board as described above in the section entitled "—Opinions of LaSalle's Financial Advisors" beginning on page 131 and by the LaSalle Board in connection with its consideration of the mergers. The non-GAAP financial measures used in the Pebblebrook projections and Pebblebrook adjusted LaSalle projections were relied upon by Raymond James, as directed by the Pebblebrook Board, for purposes of its opinion to the Pebblebrook Board as described above in the section entitled "—Opinion of Pebblebrook's Financial Advisor" beginning on page 124 and by the Pebblebrook Board in connection with its consideration of the mergers. Financial measures provided to a financial advisor are excluded from the definition of non-GAAP financial measures and, therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not relied upon by Raymond James or by Citi or Goldman Sachs for purposes of their respective opinions to the Pebblebrook Board or the LaSalle Board, as applicable, as described above in the sections entitled "—Opinion of Pebblebrook's Financial Advisor" and "—Opinions of LaSalle's Financial Advisors" beginning on page 124 and page 131, respectively, or by the Pebblebrook Board or the LaSalle Board in connection with their consideration of the mergers. Accordingly, Pebblebrook and LaSalle have not provided a reconciliation of these financial measures included in the financial projections.

        In the view of LaSalle management, the LaSalle projections, LaSalle adjusted Pebblebrook projections and LaSalle pro-forma combination analysis were prepared on a reasonable basis reflecting LaSalle management's best available estimates and judgments regarding LaSalle's or Pebblebrook's or the combined company's future financial performance at the time they were prepared.

        In the view of Pebblebrook management, the Pebblebrook projections and Pebblebrook adjusted LaSalle projections were prepared on a reasonable basis reflecting Pebblebrook management's best available estimates and judgments regarding Pebblebrook's or LaSalle's or the combined company's future financial performance at the time they were prepared.

        The financial projections, while presented with numerical specificity, were based on numerous variables, estimates and assumptions that necessarily involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions, all of which are difficult or impossible to predict and many of which are beyond Pebblebrook's and LaSalle's control. Except for the LaSalle pro-forma combination analyses, the financial projections were developed under the assumption of continued standalone operation, do not take into account any circumstances, transactions or events occurring after the date on which the financial projections were prepared and do not give effect to any changes or expenses as a result of the mergers or any effects of the mergers. Further, the financial projections do not take into account the effect of any failure of the mergers to be consummated and should not be viewed as accurate or continuing in that context. The financial projections also reflect assumptions as to certain business decisions that are subject to change. Given that the financial projections cover multiple years, by their nature they become subject to greater uncertainty with each successive year. Important factors that may affect actual results and the achievability of the financial projections include, but are not limited to, local market conditions, general economic conditions and disruptions in the financial, debt, capital, credit or securities markets, developing industry dynamics, competition, Pebblebrook's or LaSalle's ability to obtain financing, construction, development and redevelopment costs, changes in business strategy and those risks and uncertainties described in Pebblebrook's and LaSalle's respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2017, Pebblebrook's and LaSalle's respective Quarterly Reports on Form 10-Q for the fiscal quarter ended June 30, 2018 and Pebblebrook's and LaSalle's respective Current Reports on Form 8-K. For additional information on factors that may cause Pebblebrook's and

LaSalle's future financial results to materially vary from the projected results summarized above, see the sections entitled "Risk Factors" beginning on page 50 and "Cautionary Statement Concerning Forward-Looking Statements" beginning on page 62.

        The financial projections also reflect assumptions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for Pebblebrook's and LaSalle's businesses, changes in general business or economic conditions, certain accounting assumptions, timing of business investments, changes in actual or projected cash flows, competitive pressures and changes in tax or other laws or regulations or any other transaction or event that has occurred or that may occur and that was not anticipated when the financial projections were prepared. In addition, the financial projections may be affected by Pebblebrook's and LaSalle's ability to achieve strategic goals, objectives and targets over the applicable periods. Accordingly, actual results will differ, and may differ materially, from those contained in the financial projections.

        The financial projections should be evaluated, if at all, in conjunction with the historical financial statements and other information contained in Pebblebrook's and LaSalle's public filings with the SEC. There can be no assurance that the financial results in the financial projections will be realized, or that future actual financial results will not materially vary from those estimated in the financial projections.

        The inclusion of selected elements of the LaSalle financial projections and accompanying narrative in the tables above should not be regarded as an indication that LaSalle, Pebblebrook, LaSalle's or Pebblebrook's affiliates and/or any of LaSalle's or Pebblebrook's respective officers, trustees, advisors or other representatives consider the LaSalle financial projections to be necessarily predictive of actual future events, and this information should not be relied upon as such. None of LaSalle, Pebblebrook, LaSalle's or Pebblebrook's affiliates nor any of LaSalle's or Pebblebrook's respective officers, trustees, advisors or other representatives gives any LaSalle shareholder, Pebblebrook shareholder or any other person any assurance that actual results will not differ materially from the financial projections, and LaSalle, Pebblebrook, LaSalle's and Pebblebrook's affiliates and LaSalle's and Pebblebrook's respective officers, trustees, advisors or other representatives undertake no obligation to update or otherwise revise or reconcile the financial projections to reflect circumstances existing after the dates on which the financial projections were prepared or to reflect the occurrence of future events, even in the event that any or all of the assumptions and estimates underlying the financial projections are shown to be in error. Some or all of the assumptions that have been made in connection with the preparation of the financial projections may have changed since the date the financial projections were prepared. None of LaSalle, Pebblebrook and/or LaSalle's or Pebblebrook's respective affiliates intend to make publicly available any update or other revision to or reconciliation of the financial projections. These considerations should be taken into account in reviewing the financial projections, which were prepared as of their respective earlier dates. None of LaSalle, Pebblebrook, LaSalle's and/or Pebblebrook's respective affiliates and/or LaSalle's or Pebblebrook's respective officers, trustees, advisors or other representatives has made or makes any representation to any of LaSalle's shareholders or any of Pebblebrook's shareholders regarding LaSalle's or Pebblebrook's or the combined company's ultimate performance compared to the information contained in the financial projections or that the financial projections will be achieved.

        In light of the foregoing factors and the uncertainties inherent in the financial projections set forth above, LaSalle shareholders and Pebblebrook shareholders are cautioned not to place undue, if any, reliance on the LaSalle financial projections set forth above.

Interests of Pebblebrook's Trustees and Executive Officers in the Mergers

        None of Pebblebrook's executive officers or members of the Pebblebrook Board is party to an arrangement with Pebblebrook, or participates in any Pebblebrook plan, program or arrangement, that provides such executive officer or trustee with financial incentives that are contingent upon the consummation of the mergers.

        In anticipation of Pebblebrook entering into the merger agreement, Pebblebrook and each of its three executive officers, Jon E. Bortz, Raymond D. Martz and Thomas C. Fisher, entered into waiver agreements pursuant to which the executive officers agreed that the mergers shall not be deemed to be a "Change in Control" as defined in the executives' change in control severance agreements and all of the executives' outstanding compensatory equity award agreements. As a result of entering into these waiver agreements, each executive officer has waived (i) the payment of any amounts of cash due to the executive and (ii) accelerated vesting of any unvested performance units, common shares or LTIP Class B Units, in each case that may otherwise have been due as a result of the mergers occurring.

        Pebblebrook's trustees and executive officers will be the trustees and executive officers of the combined company as of immediately after completion of the company merger.

Interests of LaSalle's Trustees, Executive Officers and Employees in the Mergers

        In considering the recommendation of the LaSalle Board to approve the company merger and the merger agreement and the other proposals described above, LaSalle shareholders should be aware that LaSalle trustees, executive officers and employees have certain interests in the mergers that are different from, or in addition to, the interests of LaSalle shareholders generally. These interests may create potential conflicts of interest. The LaSalle Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the company merger and the merger agreement. These interests are discussed below.

        For more information regarding the beneficial ownership of LaSalle securities by LaSalle trustees and executive officers, see "Security Ownership of Certain Beneficial Owners and Management."

LaSalle Deferred Shares

        In accordance with the terms of the trustee fee deferral program, the merger agreement provides that each award of LaSalle deferred shares outstanding immediately prior to the effective time of the company merger will automatically be cancelled in exchange for the right to submit an election and receive the merger consideration, without interest and less any required tax withholdings. LaSalle deferred shares issued under the trustee fee deferral program represent amounts previously earned and voluntarily deferred by LaSalle non-management trustees.

        The following table sets forth the number of LaSalle deferred shares held by LaSalle non-management trustees as of October 23, 2018, as well as the value of those shares based on an assumed election and receipt of 33% cash consideration (valued at $37.80 per LaSalle common share) and 67% common share consideration (valued at $34.44 per LaSalle common share, which is based on the average closing price of LaSalle common shares over the first five business days following the first public announcement of the mergers on September 6, 2018), which we refer to as the deemed election consideration. As noted above, the amounts in the table below reflect compensation previously earned and voluntarily deferred by the applicable trustee and are therefore not uniform.

Trustee	Number of LaSalle Deferred Shares (#)	Value of LaSalle Deferred Shares ($)
Denise M. Coll	—	—
Jeffrey T. Foland	—	—
Darryl Hartley-Leonard	16,783	596,638
Jeffrey L. Martin	1,393	49,521
Stuart L. Scott	86,434	3,072,741
Donald A. Washburn	—	—

LaSalle Restricted Common Shares

        In accordance with the LaSalle 2014 Equity Incentive Plan, as amended, and the terms of the LaSalle restricted common share agreements, the merger agreement provides that, effective immediately prior to the effective time of the company merger, each LaSalle restricted common share that is outstanding immediately prior to the effective time of the company merger, including those held by LaSalle executive officers, will automatically become fully vested and non-forfeitable, and all restrictions and repurchase rights will lapse, and LaSalle common shares represented thereby will be considered outstanding for all purposes under the merger agreement. Each holder of LaSalle restricted common shares will have the right to submit an election and receive the merger consideration, less any required tax withholdings.

        As of October 23, 2018, the LaSalle senior officers collectively owned 189,870 unvested LaSalle restricted common shares, including 107,635 unvested LaSalle restricted common shares granted to the LaSalle senior officers in January 2018. The following table sets forth the number of unvested LaSalle restricted common shares held by the LaSalle senior officers as of October 23, 2018, as well as the value of those shares based on the deemed election consideration.

Officer	Unvested LaSalle Restricted Common Shares (#)	Value of Unvested LaSalle Restricted Shares ($)
Michael D. Barnello	93,820	3,335,314
Kenneth G. Fuller	28,860	1,025,977
Alfred L. Young, Jr.	44,499	1,581,946
Ian Gaum	22,691	806,668

LaSalle Performance Share Awards

        The LaSalle performance share award agreements provide that the number of LaSalle common shares subject to each award that would become vested upon a change in control is based on the measurement of certain performance criteria as of the closing date of a change in control. Accordingly, the number of earned LaSalle performance shares under each such LaSalle performance share award could range between zero to 200% of the target number of LaSalle common shares subject to such LaSalle performance share award. As of the time the merger agreement was executed, LaSalle calculated that each of Messrs. Barnello, Fuller, Young and Gaum would be entitled to receive 179%, 174%, 180% and 172%, respectively, of the target number of LaSalle common shares under the pre-existing terms of their LaSalle performance share award agreements had the determination been made at the time the merger agreement was executed. Following the execution of the merger agreement, LaSalle and Pebblebrook evaluated the number of LaSalle common shares that could be earned and vested upon the effective time of the company merger and, in order to avoid uncertainty, LaSalle and Pebblebrook amended the merger agreement on September 18, 2018 to provide that, immediately prior to the effective time of the company, each outstanding LaSalle performance share award, including those held by LaSalle's senior officers, will automatically become earned and vested with respect to 180% of the target number of LaSalle common shares subject to such LaSalle performance share award agreement. Immediately prior to the effective time of the company merger, each earned LaSalle performance share will be cancelled in exchange for the right to submit an election and receive the merger consideration, without interest and less any required tax withholdings. Additionally, in accordance with the terms of the LaSalle performance share award agreements, in connection with the mergers, each holder of LaSalle performance share awards will receive a cash amount equal to all accrued and unpaid cash dividends that would have been paid on the earned LaSalle performance shares as if such earned LaSalle performance shares had been issued and outstanding from the grant date through the effective time of the company merger, without interest and less any required tax withholdings.

        As of October 23, 2018, the LaSalle senior officers collectively owned 366,746 unearned and unvested LaSalle performance share awards (assuming "target" performance). The following table sets forth the number of LaSalle performance share awards held by the LaSalle senior officers as of October 23, 2018, as well as the value of those awards with a performance level equal to 180%. The dollar amounts set forth below are based on the deemed election consideration.

Officer	Number of LaSalle Performance Share Awards(#)	Value of LaSalle Performance Share Awards ($)
Michael D. Barnello	357,140	12,696,370
Kenneth G. Fuller	100,487	3,572,320
Alfred L. Young, Jr.	169,337	6,019,947
Ian Gaum	33,179	1,179,532

Change in Control Severance Agreements

        As previously disclosed, LaSalle entered into an amended and restated change in control severance agreement with Mr. Barnello, effective October 19, 2009, and change in control severance agreements with Mr. Fuller, effective April 25, 2016, Mr. Young, effective November 3, 2009, and Mr. Gaum, effective December 17, 2013.

        Each severance agreement provides for certain severance payments and benefits, as described more fully below, upon termination by LaSalle without "cause" (as defined in the applicable severance agreement) or by the officer for "good reason" (as defined in the applicable severance agreement) in connection with or within one year following a change in control. The merger agreement provides that the occurrence of the effective time of the company merger will be deemed to constitute a change in control under each severance agreement. Immediately after the effective time of the company merger, the employment of each of the LaSalle senior officers will be deemed to have been terminated by LaSalle without "cause" as of the completion of the company merger and each officer will be entitled to the following severance payments and benefits provided under the terms of the applicable severance agreements, subject to the applicable individual's execution and non-revocation of a general release of claims:

  •
  an amount, which we refer to as the cash severance payment, equal to the sum of the officer's then-current annual base salary plus average bonus over the prior three years (as adjusted for such lesser number of years that the officer has been employed by us), multiplied by:

  •
  with respect to Mr. Barnello, three, or

  •
  with respect to Messrs. Fuller, Young and Gaum, two;

  •
  the amount of any annual base salary and accrued vacation time earned but not paid to the date of termination;

  •
  an amount equal to the officer's average bonus over the prior three years (as adjusted for such lesser number of years that the officer has been employed by us) that is pro-rated for the portion of the year elapsed;

  •
  continuation of then-current health, dental, disability and life insurance benefits at the same level as in effect immediately preceding such termination for (a) three years for Mr. Barnello, (b) 18 months for Mr. Fuller and (c) two years for Messrs. Young and Gaum, following the respective officer's termination of employment; and

  •
  additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of LaSalle.

        The severance agreements with Messrs. Barnello and Young provide for tax gross-up payments to the executive if any amounts paid or payable to the executive are subject to the excise tax imposed on certain so-called "excess parachute payments" under Section 4999 of the Code.

        As a condition to receiving accelerated vesting under the existing terms of the LaSalle performance share awards, each of Messrs. Barnello, Fuller, Young and Gaum agreed to a 12-month limited non-compete with LaSalle that restricts such officer from participating in any business operation primarily engaged in owning (as compared to, for example, franchising or managing) luxury or upscale hotels in urban, resort or convention markets in the United States. The severance agreements also contain non-solicitation provisions which apply during the term of the officer's employment and the 12-month period following employment termination.

        None of the LaSalle senior officers has an employment arrangement or agreement with Pebblebrook, Pebblebrook OP, the serving entity or any of their affiliates, and Pebblebrook has publicly stated that its existing executive team will continue to manage the combined company following the completion of the mergers.

        The table below under "—Quantification of Payments and Benefits" reflects the amount of severance payments and benefits that the LaSalle executive officers would be entitled to receive under the applicable executive officer's severance agreement upon termination of such executive officer's employment by LaSalle without "cause" or by the executive officer for "good reason" following the mergers.

Payment of Employee Bonuses

        In order to reduce uncertainty in connection with the mergers, the merger agreement provides that Pebblebrook will cause the surviving entity to pay pro-rated annual bonuses for the 2018 performance year for certain LaSalle employees (other than the LaSalle senior officers) no later than January 15, 2019 at 125% of the applicable employee's target bonus amount. The amount of any 2018 annual bonus due to any employee who is terminated by Pebblebrook or the surviving entity without "cause" prior to January 15, 2019 will be pro-rated based on 2018 service through the termination date and paid upon expiration of the seven-day revocation period following the execution and delivery by the applicable employee of a release agreement.

        Following LaSalle's receipt of an unsolicited proposal for the acquisition of LaSalle in March 2018, the LaSalle Board adopted an employee retention bonus plan to assure that LaSalle will retain and have the continued dedication of employees during a period of uncertainty at LaSalle. The aggregate value of the awards payable to certain LaSalle employees (other than the LaSalle senior officers) under the employee retention bonus plan is approximately $7,500,000. Pebblebrook will cause the surviving entity to pay, following completion of the mergers, the amounts and benefits due to certain employees

(other than the LaSalle senior officers) under LaSalle's employee retention bonus plan upon expiration of the seven-day revocation period following the execution and delivery by the applicable participant of a release agreement.

Payment of Trustee Compensation

        In exchange for their services to LaSalle in connection with the mergers and the terminated Blackstone merger agreement, each member of the transaction committee of the LaSalle Board received compensation of $20,000 per month, subject to an overall limit of $100,000 per member. The members of the transaction committee of the LaSalle Board are Messrs. Foland, Hartley-Leonard and Scott.

        Upon the completion of the mergers, the LaSalle non-management trustees will be paid by LaSalle in cash in respect of their earned and unpaid 2018 LaSalle Board compensation.

Indemnification of LaSalle Trustees and Executive Officers

        The merger agreement provides that from and after the effective time of the partnership merger, each of Pebblebrook and the surviving entity will indemnify and hold harmless each individual who at the effective time of the partnership merger is, or at any time prior to the effective time of the partnership merger was, LaSalle's or LaSalle's subsidiaries' trustee, director or officer, which persons we refer to as the indemnified persons, for any and all costs and expenses (including reasonable fees and expenses of legal counsel), judgments, fines, penalties or liabilities (including amounts paid in settlement or compromise) imposed upon or reasonably incurred by such indemnified person in connection with or arising out of any action, suit, arbitration or other proceedings (whether civil or criminal) in which such indemnified person may be involved or with which he or she may be threatened (regardless of whether as a named party or as a participant other than as a named party, including as a witness), which we refer to as an indemnified person proceeding, (1) by reason of such indemnified person's being or having been such trustee, director or officer or an employee or agent of LaSalle or any of LaSalle's subsidiaries or otherwise in connection with any action taken or not taken at the request of LaSalle or any of LaSalle's subsidiaries at, or at any time prior to, the effective time of the partnership merger or (2) arising out of such indemnified person's service in connection with any other corporation or organization for which he or she serves or has served as a trustee, director, officer, employee, agent, trustee or fiduciary at LaSalle's request (including in any capacity with respect to any employee benefit plan) at, or at any time prior to, the effective time of the partnership merger, in each of (1) or (2), whether or not the indemnified person continues in such position at the time such indemnified person proceeding is brought or threatened, to the fullest extent permitted under applicable law, subject to certain limitations set forth in the merger agreement.

        The parties have agreed not to terminate or modify the obligations described above regarding indemnification of indemnified persons in such a manner as to adversely affect such indemnified persons, and such obligations must be assumed by any successor entity to the surviving entity as a result of any consolidation or merger or transfer or conveyance of all or substantially all of its properties and assets.

        The merger agreement also provides that for a period of six years from and after the effective time of the partnership merger, Pebblebrook will, or will cause the surviving entity to, maintain officers' and directors' liability insurance in respect of acts or omissions occurring prior to the effective time of the partnership covering each such person currently covered by LaSalle's officers' and directors' liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect on the date of the merger agreement. This requirement is subject to a maximum cost of 300% of LaSalle's annual premium paid for such insurance in the fiscal year ended December 31, 2017, which we refer to as the maximum cost. If the cost to maintain or procure such insurance coverage would exceed the maximum cost, the surviving entity must cause to be maintained policies of insurance that, in the surviving entity's good faith judgment, provide the maximum coverage available at an aggregate amount for such insurance policy equal to the maximum cost. Additionally, Pebblebrook and the surviving entity are required to fulfill and honor in all respects LaSalle's obligations pursuant to specified agreements in effect as of the date of the merger agreement between LaSalle and any indemnified person; and any indemnification provision (including advancement of expenses) and any exculpation provision set forth in LaSalle's or LaSalle's subsidiaries' organizational documents as in effect on the date of the merger agreement.

Quantification of Payments and Benefits

        The following table sets forth the information required by Item 402(t) of Regulation S-K promulgated by the SEC regarding certain compensation which each of the LaSalle "named executive officers" may receive that is based on or that otherwise relates to the mergers. This compensation is referred to as "golden parachute" compensation in Item 402(t) of Regulation S-K. This compensation payable to the LaSalle named executive officers is subject to a non-binding advisory vote of holders of LaSalle common shares as described above under the section entitled "Proposals Submitted to LaSalle Shareholders—LaSalle Advisory (Non-Binding) Proposal on Specified Compensation." For additional details regarding the terms of the payments quantified below, see the sections entitled "—LaSalle Restricted Common Shares," "—LaSalle Performance Share Awards" and "—Change in Control Severance Agreements" above.

        The amounts indicated in the first table below, which we refer to as the deemed election table, are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below. The actual value to be received by the LaSalle named executive officers may be greater or less than the amounts presented below. For purposes of calculating such amounts, we have assumed, among other things:

  •
  December 31, 2018 as the completion date of the mergers;

  •
  per share consideration equal to the deemed election consideration, which assumes receipt of 33% cash consideration (valued at $37.80 per LaSalle common share) and 67% common share consideration (valued at $34.44 per LaSalle common share, which is based on the average closing market price of LaSalle common shares over the first five business days following the first public announcement of the mergers on September 6, 2018, as required by Item 402(t) of Regulation S-K); and

  •
  the deemed termination of the LaSalle named executive officers' employment by LaSalle without "cause" in connection with the completion of the mergers.

        The amounts indicated in the Maximum Cash Consideration Table make all the same assumptions as the Deemed Election Table, except it estimates the value to be received by the LaSalle named executive officers by assuming each LaSalle named executive officer elects to, and does receive, only cash consideration of $37.80 per LaSalle common share and such election is not subject to any pro-rata reduction under the terms of the merger agreement. The actual value to be received by the LaSalle named executive officers may be greater or less than the amounts presented below.

"Golden Parachute" Compensation

Deemed Election Table

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Total ($)
Michael D. Barnello	9,052,583	16,811,432	150,000	10,558,593	36,572,608
Kenneth G. Fuller	2,160,230	4,787,754	50,000	—	6,997,984
Alfred L. Young, Jr.	2,795,936	7,972,773	80,000	4,240,530	15,089,239

Maximum Cash Consideration Table

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Total ($)
Michael D. Barnello	9,052,583	17,826,028	150,000	11,079,762	38,108,374
Kenneth G. Fuller	2,160,230	5,078,767	50,000	—	7,288,997
Alfred L. Young, Jr.	2,795,936	8,453,873	80,000	4,464,975	15,794,784

(1)
This figure represents an estimate of the sum of (a) the cash severance payment, and (b) an amount equal to the applicable executive's average bonus over the prior three years (as adjusted for such lesser number of years that the executive has been employed by LaSalle) that is pro-rated for the portion of the year elapsed.

The cash severance payment, as further described above under "—Interests of LaSalle Trustees, Executive Officers and Employees in the Mergers—Change in Control Severance Agreements," is an amount equal to the sum of the executive's then-current annual base salary plus average bonus over the prior three years (as adjusted for such lesser number of years that the executive has been employed by us), multiplied by (a) three, for Mr. Barnello, or (b) two, for Messrs. Fuller and Young. The calculations in the table are based on each executive's 2018 annual base salary ($850,000 for Mr. Barnello, $475,000 for Mr. Fuller and $530,000 for Mr. Young) and each executive's average bonus for the three-year period (as adjusted for such lesser period that the executive has been employed by us) ended December 31, 2017 ($1,625,646 for Mr. Barnello, $403,410 for Mr. Fuller and $578,645 for Mr. Young). The cash severance payment will be paid in a lump sum upon expiration of the seven-day revocation period following the executive's execution and non-revocation of a general release of claims.

(2)
Represents the value of the accelerated vesting of LaSalle restricted common shares and LaSalle performance share awards (assuming 180% of "target" performance of the LaSalle performance share awards and including the value of all accrued and unpaid cash dividends that would have been paid with respect to the earned LaSalle performance shares), as applicable, for each LaSalle named executive officer. See the sections entitled "—LaSalle Restricted Common Shares" and "—LaSalle Performance Share Awards" above for more information. Estimated amounts included in this column with respect to LaSalle restricted common shares and LaSalle performance share awards are "single trigger" benefits that will be paid in cash within three business days after the effective time of the company merger to LaSalle named executive officers.

(3)
This figure represents an estimate of the sum of the amount needed to pay for then-current health, dental, disability and life insurance benefits for (a) 36 months for Mr. Barnello, (b) 18 months for Mr. Fuller, and (c) 24 months for Mr. Young, with such amounts payable following the executive's termination of employment at the same level as in effect immediately preceding his termination of employment. The health insurance benefits amounts were determined using the estimated premiums currently in effect. Estimated amounts included in this column will be paid in a lump sum upon expiration of the seven-day revocation period following the executive's execution and non-revocation of a general release of claims.

(4)
The severance agreements with Messrs. Barnello and Young provide for tax gross-up payments to the executive if any amounts paid or payable to the executive would be subject to the excise tax imposed on certain so-called "excess parachute payments" under Section 4999 of the Code. This figure represents the estimated potential cost of such tax gross-up but does not reflect any reduction in the value of the parachute payments that may be attributable to the value of their covenants against competitive employment.

Security Ownership of LaSalle's Trustees and Executive Officers and Certain Beneficial Owners

        The following table sets forth as of October 23, 2018, except as otherwise set forth in the footnotes to the table, the beneficial ownership of LaSalle common shares, for (1) each person who is a beneficial owner of 5% or more of the outstanding LaSalle common shares, (2) each of LaSalle's named executive officers, (3) each LaSalle trustee and (4) LaSalle's executive officers and trustees as a group. In accordance with SEC rules, each listed person's beneficial ownership includes all LaSalle common shares the person actually owns beneficially or of record, all LaSalle common shares over which the person has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund), and all LaSalle common shares the person has the right to acquire within 60 days, except as otherwise set forth in the footnotes to the table. LaSalle is not aware of any arrangements, including any pledge of LaSalle common shares, that could result in a change in control of LaSalle.

	LaSalle Common Shares Beneficially Owned(1)
Name of Beneficial Owner	Number	Percent of Total
BlackRock, Inc.(2)	15,126,088	13.40
Pebblebrook Hotel Trust(3)	10,809,215	9.79
HG Vora Capital Management, LLC(4)	9,000,000	8.20
Long Pond Capital, LP/Long Pond Capital GP, LLC/John Khoury(5)	5,780,546	5.10
State Street Corporation(6)	5,904,588	5.22
The Vanguard Group—23-1945930(7)	18,257,393	16.12
Vanguard Specialized Funds—Vanguard REIT Index Fund—23-2834924(8)	7,623,462	6.73
Wellington Management Group LLP/Wellington Group Holdings LLP/Wellington Investment Advisors Holdings LLP/Wellington Management Company LLP(9)	6,421,305	5.67
Michael D. Barnello	250,799	*
Denise M. Coll	23,651	*
Jeffrey T. Foland	15,636	*
Darryl Hartley-Leonard(10)	9,697	*
Jeffrey L. Martin(10)	5,317	*
Stuart L. Scott(10)	76,022	*
Donald A. Washburn	66,330	*
Kenneth G. Fuller	34,270	*
Alfred L. Young, Jr.	113,868	*
All LaSalle Trustees and Executive Officers as a group (9 persons)	595,590	*

*
Represents less than one percent of class.

(1)
For purposes of computing the percentage of outstanding LaSalle common shares held by each person, any LaSalle common shares which such person has the right to acquire within 60 days of October 23, 2018 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percent ownership of any other person.

(2)
As reflected in a statement on Schedule 13G/A filed by BlackRock, Inc., which we refer to as BlackRock, with the SEC on January 19, 2018. Based on information contained in the Schedule 13G/A, BlackRock, in its capacity as the parent holding company of several subsidiaries, is deemed to have the sole power to vote or to direct the vote with respect to 14,846,549 LaSalle common shares and is deemed to have the sole power to dispose or to direct the disposition with respect to 15,126,088 LaSalle common shares. BlackRock Fund Advisors, a subsidiary of BlackRock, beneficially owns 5% or more of the LaSalle common shares outstanding. BlackRock has its principal business office at 55 East 52nd Street, New York, New York 10055.

(3)
As reflected in a statement on Schedule 13D filed by Pebblebrook with the SEC on June 22, 2018. Based on information contained in the Schedule 13D, Pebblebrook, in its capacity as sole general partner of Pebblebrook OP, is deemed to have the sole power to vote or direct the vote with respect to 10,809,215 LaSalle common shares and the sole power to dispose or direct the disposition with respect to 10,809,215 LaSalle common shares. Pebblebrook has its principal business office at 7315 Wisconsin Avenue, Suite 1100 West, Bethesda, Maryland 20814.

(4)
As reflected in a statement on Schedule 13G filed by HG Vora with the SEC on September 6, 2018. Based on information contained in the Schedule 13G, HG Vora is deemed to have the sole power to vote or to direct the vote with respect to 9,000,000 LaSalle common shares and is deemed to have the sole power to dispose or to direct the disposition with respect to 9,000,000 LaSalle common shares. HG Vora has its principal business office at 330 Madison Avenue, 20th Floor, New York, NY 10017.

(5)
As reflected in a statement on Schedule 13G filed by Long Pond Capital, LP, which we refer to as Long Pond LP, Long Pond Capital GP, LLC, which we refer to as Long Pond LLC, and John Khoury with the SEC on February 13, 2018. Based on information contained in the Schedule 13G, each of Long Pond LP, in its capacity as an investment adviser, and Long Pond LLC and Mr. Khoury, in their capacity as a parent holding company or control person, is deemed to have the shared power to vote or direct the vote with respect to 5,780,546 LaSalle common shares and the shared power to dispose or direct the disposition with respect to 5,780,546 LaSalle common shares. Long Pond LP, Long Pond LLC and Mr. Khoury have their principal business office at 527 Madison Avenue, 15th Floor, New York, New York 10022.

(6)
As reflected in a statement on Schedule 13G filed by State Street Corporation, which we refer to as State Street, with the SEC on February 14, 2018. Based on information contained in the Schedule 13G, State Street, in its capacity as a parent holding company, is deemed to have the shared power to vote or direct the vote with respect to 5,904,558 LaSalle common shares and the shared power to dispose or direct the disposition with respect to 5,904,558 LaSalle common shares. State Street has its principal business office at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

(7)
As reflected in a statement on Schedule 13G/A filed by The Vanguard Group—23-1945930, which we refer to as Vanguard, with the SEC on February 9, 2018. Based on information contained in the Schedule 13G/A, Vanguard, in its capacity as an investment adviser, is deemed to have the sole power to vote or direct the vote with respect to 253,439 common shares, the shared power to vote or direct the vote with respect to 151,106 LaSalle common shares, the sole power to dispose or to direct the disposition with respect to 17,990,785 LaSalle common shares and the shared power to dispose or direct the disposition with respect to 266,608 LaSalle common shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 115,502 common shares or less than 1% of the LaSalle common shares outstanding as a result of its serving as investment manager of collective trust accounts. Vanguard Investments

  Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 289,043 LaSalle common shares or less than 1% of the LaSalle common shares outstanding as a result of its serving as investment manager of Australian investment offerings. Vanguard has its principal business office at 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)
As reflected in a statement on Schedule 13G/A filed by Vanguard Specialized Funds—Vanguard REIT Index Fund—23-2834924, which we refer to as Vanguard Funds, with the SEC on February 2, 2018. Based on information contained in the Schedule 13G/A, Vanguard Funds, in its capacity as an investment company, is deemed to have the sole power to vote or to direct the vote with respect to 7,623,462 LaSalle common shares. Vanguard Funds has its principal business office at 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(9)
As reflected in a statement on Schedule 13G/A filed by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP, and Wellington Management Company LLP, which we collectively refer to as Wellington, with the SEC on February 8, 2018. Based on information contained in the Schedule 13G/A, (a) each of Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP, in its capacity as a parent holding company, are deemed to have the shared power to vote or direct the vote with respect to 4,438,554 LaSalle common shares and the shared power to dispose or direct the disposition with respect to 6,421,305 LaSalle common shares, and (b) Wellington Management Company LLP, in its capacity as an investment adviser, is deemed to have the shared power to vote or direct the vote with respect to 4,270,817 LaSalle common shares and the shared power to dispose or direct the disposition with respect to 6,033,075 LaSalle common shares. Wellington has its principal business office at c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210.

(10)
The number of LaSalle common shares beneficially owned by the following persons does not include the number of LaSalle common shares deferred as a portion or all of such trustees' annual retainer (as discussed in "Interests of LaSalle's Trustees, Executive Officers and Employees in the Merger—Deferred Shares"): Mr. Hartley-Leonard—16,783; Mr. Martin—1,393; and Mr. Scott—86,434. Holders of LaSalle deferred shares receive additional LaSalle deferred shares in an amount equal to the amount of any dividends paid on the LaSalle common shares exchangeable for the outstanding LaSalle deferred shares, divided by the average closing price of LaSalle common shares on the NYSE during the ten trading days preceding the first day on which the LaSalle common shares begin trading without entitlement to the applicable dividend. The total number of LaSalle deferred shares for each trustee discussed in this footnote 10 includes additional LaSalle deferred shares acquired through dividend reinvestment through October 23, 2018.

Regulatory Approvals Required for the Mergers

        We are not aware of any material federal, state or foreign regulatory requirements or approvals that are required for the execution of the merger agreement or the completion of the mergers, other than the acceptance for record of the articles of merger with respect to the company merger by the Department of Assessments and Taxation of the State of Maryland, which we refer to as SDAT, and the filing of the certificate of merger with respect to the partnership merger with the Delaware Secretary of State, which we refer to as the DSOS.

Material U.S. Federal Income Tax Consequences

        The following general discussion summarizes the anticipated material U.S. federal income tax consequences of the company merger to U.S. holders and non-U.S. holders (each as defined below) of LaSalle common shares and the material U.S. federal income tax consequences generally relating to the combined company's qualification and taxation as a REIT and to the ownership and disposition of the common shares of the combined company received in the company merger.

        This summary is for general information only and is not tax advice. The information in this summary is based on the Code, the Treasury Regulations promulgated under the Code and court and administrative rulings, decisions and interpretations, all as in effect as of the date of this joint proxy statement/prospectus. Future legislation, Treasury Regulations, administrative interpretations and practices and/or court decisions may adversely affect the tax considerations contained in this summary. Any such change could apply retroactively to transactions preceding the date of the change. We have not requested and do not intend to request a ruling from the IRS regarding the U.S. federal income tax consequences of the company merger or the combined company's qualification as a REIT, and the statements in this joint proxy statement/prospectus are not binding on the IRS or any court. Thus, we can provide no assurance that the tax considerations contained in this summary will not be challenged by the IRS or will be sustained by a court if challenged by the IRS. This summary does not discuss any state, local or non-U.S. tax consequences, or any tax consequences arising under any U.S. federal tax laws other than U.S. federal income tax laws.

        This summary assumes you hold LaSalle common shares and, following the company merger, the common shares of the combined company as "capital assets" (generally, property held for investment within the meaning of Section 1221 of the Code). It does not address all U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances. It does not address the net investment income tax. In addition, except where specifically noted, this discussion does not address the tax consequences relevant to persons subject to special rules, including, without limitation:

  •
  banks, insurance companies, and other financial institutions;

  •
  tax-exempt organizations or governmental organizations;

  •
  S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

  •
  persons who hold LaSalle common shares (or, following the company merger, the combined company common shares) pursuant to the exercise of any employee stock option or otherwise as compensation;

  •
  persons subject to the alternative minimum tax;

  •
  regulated investment companies and REITs;

  •
  "controlled foreign corporations," "passive foreign investment companies" and corporations that accumulate earnings to avoid U.S. federal income tax;

  •
  broker, dealers or traders in securities;

  •
  U.S. expatriates and former citizens or long-term residents of the United States;

  •
  persons holding LaSalle common shares (or, following the company merger, the combined company common shares) as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

  •
  persons deemed to sell LaSalle common shares (or, following the company merger, the combined company common shares) under the constructive sale provisions of the Code; or

  •
  United States persons whose functional currency is not the U.S. dollar.

        When we use the term "U.S. holder," we mean a beneficial owner of LaSalle common shares or, following the company merger, the common shares of the combined company who, for U.S. federal income tax purposes, is or is treated as:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation, or entity treated as a corporation, created or organized under the laws of the United States, any state thereof, or the District of Columbia;

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust that (1) is subject to the primary supervision of a United States court and the control of one or more "United States persons" (within the meaning of Section 7701(a)(30) of the Code), or (2) was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

        For purposes of this discussion, the term "non-U.S. holder" means a beneficial owner of LaSalle common shares or, following the company merger, the common shares of the combined company, that is neither a "U.S. holder" nor a partnership for U.S. federal income tax purposes.

        If an entity treated as a partnership for U.S. federal income tax purposes holds LaSalle common shares or, following the company merger, the common shares of the combined company, the tax treatment of a partner in the partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding LaSalle common shares or, following the company merger, the common shares of the combined company and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

        THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. YOU SHOULD CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE COMPANY MERGER AND THE OWNERSHIP AND DISPOSITION OF THE COMBINED COMPANY COMMON SHARES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Material U.S. Federal Income Tax Consequences of the Company Merger

Treatment of the Company Merger as a Reorganization

        It is a condition to the completion of the mergers that Hunton Andrews Kurth LLP (or other counsel reasonably acceptable to Pebblebrook) and Goodwin Procter LLP (or other counsel reasonably acceptable to LaSalle) each render an opinion to its client to the effect that the company merger will constitute a reorganization within the meaning of Section 368(a) of the Code. Hunton Andrews Kurth LLP and Goodwin Procter LLP are providing opinions to Pebblebrook and LaSalle, respectively, to the same effect in connection with the filing of this joint proxy statement/prospectus. Such opinions will be subject to customary exceptions, assumptions and qualifications, and will be based on representations made by Pebblebrook and LaSalle regarding factual matters (including those contained in the tax representation letters provided by Pebblebrook and LaSalle), and covenants undertaken by Pebblebrook and LaSalle. If any assumption or representation is inaccurate in any way, or any covenant is not complied with, the tax consequences of the company merger could differ from those described in the tax opinions and in this summary. These tax opinions represent the legal judgment of counsel rendering the opinion and are not binding on the IRS or the courts. No ruling from the IRS has been or is expected to be requested in connection with the company merger, and there can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to the conclusions set forth in the tax opinions.

Consequences of the Company Merger to U.S. Holders of LaSalle Common Shares

        Provided the company merger is treated as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences to U.S. holders of LaSalle common shares who receive Pebblebrook common shares and/or cash in connection with the company merger generally will be as follows:

  U.S. Holders Who Receive Solely Pebblebrook Common Shares

        A U.S. holder of LaSalle common shares who receives solely Pebblebrook common shares in exchange for their LaSalle common shares will not recognize any gain or loss on the exchange, except with respect to cash received in lieu of any fractional share of Pebblebrook common shares, as discussed below. A U.S. holder will have an aggregate tax basis in the Pebblebrook common shares it receives (including any fractional shares deemed received and exchanged for cash) equal to the U.S. holder's aggregate tax basis in its LaSalle common shares surrendered. The holding period of the Pebblebrook common shares received (including any fractional shares deemed received and exchanged for cash) by a U.S. holder will include the U.S. holder's holding period of the LaSalle common shares surrendered.

        If a U.S. holder acquired any of its LaSalle common shares at different prices and/or at different times, such U.S. holder should consult its tax advisors as to the determination of its tax bases and holding periods of the Pebblebrook common shares received.

  U.S. Holders Who Receive Solely Cash

        A U.S. holder of LaSalle common shares who receives solely cash will recognize gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received and (2) such U.S. holder's tax basis in the LaSalle common shares surrendered. Any such gain or loss will be long-term capital gain or loss if, as of the date of the company merger, the U.S. holder's holding period in the LaSalle common shares surrendered exceeds one year. The deductibility of capital losses is subject to limitations.

        U.S. holders electing to receive solely the cash consideration in exchange for their LaSalle common shares may be subject to proration, which may result in the receipt of a portion of the merger consideration in Pebblebrook common shares, in addition to cash. See the discussion under "—U.S. Holders Who Receive a Combination of Pebblebrook Common Shares and Cash" for a general description of the material U.S. federal income tax consequences to U.S. holders of the receipt of Pebblebrook common shares and cash.

  U.S. Holders Who Receive a Combination of Pebblebrook Common Shares and Cash

        A U.S. holder of LaSalle common shares who receives a combination of Pebblebrook common shares and cash (other than cash in lieu of a fractional share of Pebblebrook common shares) pursuant to the company merger generally will recognize gain (but not loss) in an amount equal to the lesser of (1) the sum of the amount of cash (other than cash received in lieu of a fractional share of Pebblebrook common shares) and the fair market value of the Pebblebrook common shares received, less the adjusted tax basis of the LaSalle common shares surrendered, and (2) the amount of cash received by the U.S. holder (other than cash received in lieu of a fractional share of Pebblebrook common shares). Any gain that the U.S. holder recognizes generally will be long-term capital gain if, as of the date of the mergers, the U.S. holder's holding period in its LaSalle common shares surrendered exceeds one year.

        If a U.S. holder of LaSalle common shares acquired different blocks of shares at different times or at different prices, any gain or loss will be determined separately with respect to each block of LaSalle common shares, and such U.S. holder's tax basis and holding period in its Pebblebrook common shares received may be determined with reference to each identifiable block of LaSalle common shares. U.S. holders should consult their tax advisors regarding the manner in which cash and Pebblebrook common shares received is allocated among different blocks of LaSalle common shares and with respect to identifying the bases or holding periods of particular Pebblebrook common shares received.

        In certain cases, if a U.S. holder of LaSalle common shares actually or constructively owns Pebblebrook common shares other than Pebblebrook common shares received in the transaction, the gain that is recognized by the U.S. holder could be treated as having the effect of the distribution of a dividend under the tests described in Section 302 of the Code, in which case such gain would be treated as dividend income for U.S. federal income tax purposes. In such cases, corporate U.S. holders should consult their tax advisors regarding the potential applicability of the "extraordinary dividend" provisions of the Code.

        The aggregate tax basis of the Pebblebrook common shares received (including any fractional shares deemed received and exchanged for cash) by a U.S. holder that surrenders its LaSalle common shares for a combination of Pebblebrook common shares and cash will be equal to the U.S. holder's aggregate adjusted tax basis of the shares surrendered, reduced by the amount of cash received by the U.S. holder (excluding any cash received instead of fractional shares of Pebblebrook common shares) and increased by the amount of gain, if any, recognized by the U.S. holder (excluding any gain recognized with respect to cash received in lieu of fractional shares of Pebblebrook common shares).

        The holding period of the Pebblebrook common shares received (including any fractional shares deemed received and exchanged for cash; see the discussion under "—Cash in Lieu of a Fractional Share") will include the holding period of the LaSalle common shares surrendered. U.S. holders receiving a combination of Pebblebrook common shares and cash should consult their tax advisors regarding the manner in which cash and Pebblebrook common shares should be allocated among the U.S. holder's shares surrendered and the manner in which the above rules would apply in the U.S. holder's particular circumstances.

  Cash in Lieu of a Fractional Share

        Cash received by a U.S. holder of LaSalle common shares in lieu of a fractional share of Pebblebrook common shares in the company merger will be treated as if such fractional share had been issued in connection with the company merger and then redeemed by the combined company, and such U.S. holder generally will recognize capital gain or loss with respect to such cash payment, measured by the difference, if any, between the amount of cash received and the U.S. holder's tax basis in such fractional share. Such capital gain or loss will be long-term capital gain or loss if the U.S. holder's holding period in respect of such fractional share is greater than one year. The deductibility of capital losses is subject to limitations.

Consequences of the Company Merger to Non-U.S. Holder of LaSalle Common Shares

        If the company merger qualifies as a "reorganization" within the meaning of Section 368(a) of the Code, a non-U.S. holder's gain or loss from the company merger will be determined in the same manner as that of a U.S. holder. A non-U.S. holder of LaSalle common shares will not be subject to U.S. federal income taxation on any gain recognized from the receipt of the merger consideration, unless (1) the gain is effectively connected with a U.S. trade or business of the non-U.S. holder, (2) the non-U.S. holder is an individual who has been present in the United States for 183 days or more during the taxable year of disposition and certain other conditions are satisfied, or (3) the non-U.S. holder's LaSalle common shares constitute a "U.S. real property interest," or USPRI, within the meaning of the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA").

        A non-U.S. holder of LaSalle common shares whose gain is effectively connected with the conduct of trade or business in the United States (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable) will be subject to U.S. federal income tax on such gain on a net basis in the same manner as a U.S. holder. In addition, a non-U.S. holder that is a corporation may be subject to a branch profits tax equal to 30% (or lesser rate under an applicable income tax treaty) on the after-tax amount of such effectively connected gain.

        A non-U.S. holder of LaSalle common shares who is an individual present in the United States for 183 days or more in the taxable year of the merger and who meets certain other requirements will be subject to a flat 30% tax on the gain derived from the merger, which may be offset by U.S.-source capital losses of such non-U.S. holder, if any.

        If the non-U.S. holder's LaSalle common shares constitute a USRPI under FIRPTA, such non-U.S. holder will be subject to U.S. federal income tax on the gain recognized in the company merger on a net basis in the same manner as a U.S. holder. A non-U.S. holder's LaSalle common shares generally will not constitute a USRPI, and gain recognized by a non-U.S. holder generally will not be taxed under FIRPTA if (1) such non-U.S. holder has owned, actually or constructively, 10% or less of LaSalle's outstanding common shares during the five-year period ending on the date of the company merger (or, if shorter, the period during which the non-U.S. holder held the stock) or (2) LaSalle is a "domestically controlled qualified investment entity." A domestically controlled qualified investment entity includes a REIT in which, at all times during a specified testing period, less than 50% in value of its outstanding shares are held directly or indirectly by non-U.S. holders. Because LaSalle is publicly traded, it cannot be certain that it is domestically controlled.

        If LaSalle is not domestically controlled, a non-U.S. holder that owns or has owned more than 10% in value of LaSalle's common shares at any time during the five-year period ending on the date of the company merger will be subject to U.S. federal income tax on that holder's gain in its LaSalle common shares unless (A) the combined company is not domestically-controlled, (B) either Pebblebrook common shares are not regularly traded on an established securities market or, if such common shares are regularly traded on an established securities market, the non-U.S. holder receives more than 10% in value of the Pebblebrook common shares in connection with the company merger, and (C) the non-U.S. holder complies with certain U.S. return filing requirements. If a non-U.S. holder is subject to tax on its exchange of LaSalle common shares in the company merger, its gain will be measured by the excess of (i) the sum of the fair market value of the Pebblebrook common shares received plus any cash received over (ii) the non-U.S. holder's adjusted tax basis in its LaSalle common shares.

        A non-U.S. holder of LaSalle common shares that receives cash in lieu of a fractional share of Pebblebrook common shares generally will be treated as having received such fractional share in the company merger and then as having received cash in exchange for such fractional share. Gain or loss generally will be recognized based on the difference between the amount of cash received in lieu of the fractional share and the tax basis allocated to such fractional Pebblebrook common share and will be subject to U.S. federal income taxation in a manner described below in "—Material U.S. Federal Income Tax Considerations Relating to Pebblebrook's Treatment as a REIT and to Holders of Pebblebrook's Shares of Beneficial Interest."

Certain Reporting Requirements

        Under applicable Treasury Regulations, "significant holders" of LaSalle common shares generally will be required to comply with certain reporting requirements. A U.S. holder should be viewed as a "significant holder" if, immediately before the company merger, such holder held 5% or more, by vote or value, of the total outstanding LaSalle common shares. Significant holders generally will be required to file a statement with the holder's U.S. federal income tax return for the taxable year that includes the company merger. That statement must set forth the holder's tax basis in, and the fair market value of, the LaSalle common shares surrendered pursuant to the company merger (both as determined immediately before the surrender of shares), the date of the company merger, and the name and employer identification number of Pebblebrook, LaSalle and Merger Sub, and the holder will be required to retain permanent records of these facts. U.S. holders should consult their tax advisors as to whether they may be treated as a "significant holder."

Backup Withholding

        Certain holders of LaSalle common shares may be subject to backup withholding with respect to any cash received in the mergers. Backup withholding generally will not apply, however, to a holder of LaSalle common shares that furnishes a correct taxpayer identification number and certifies that it is not subject to backup withholding on IRS Form W-9, or provides a properly completed IRS Form W-8BEN or W-8BEN-E, or is otherwise exempt from backup withholding and provides appropriate proof of the applicable exemption. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or credit against the holder's U.S. federal income tax liability, if any, provided that the holder timely furnishes the required information to the IRS.

Tax Opinions from Counsel Regarding REIT Qualification of LaSalle and Pebblebrook

        It is a condition to the obligation of Pebblebrook to complete the company merger that Pebblebrook receive an opinion from DLA Piper LLP (US) (or other counsel to LaSalle reasonably acceptable to Pebblebrook) to the effect that, for all taxable years commencing with LaSalle's taxable year ended December 31, 2002 and until the closing of the mergers, LaSalle has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code. The opinion of DLA Piper LLP (US) (or such other counsel) will be subject to customary exceptions, assumptions and qualifications, and be based on representations made by LaSalle regarding factual matters (including those contained in tax representation letters provided by LaSalle) relating to the organization and operation of LaSalle and its subsidiaries.

        It is a condition to the obligation of LaSalle to complete the company merger that LaSalle receive an opinion from Hunton Andrews Kurth LLP (or other counsel to Pebblebrook reasonably acceptable to LaSalle) to the effect that, for all taxable years commencing with Pebblebrook's taxable year ended December 31, 2009 and until the closing of the mergers, Pebblebrook has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code. The opinion of Hunton Andrews Kurth LLP (or such other counsel) will be subject to customary exceptions, assumptions and qualifications, and be based on representations made by Pebblebrook and LaSalle regarding factual matters (including those contained in tax representation letters provided by Pebblebrook and LaSalle), and covenants undertaken by Pebblebrook, relating to the organization and operation of Pebblebrook, LaSalle, the combined company and their subsidiaries.

        Neither of the opinions described above will be binding on the IRS or the courts. The combined company intends to continue to operate in a manner to qualify as a REIT following the company merger, but there is no guarantee that it will remain qualified as a REIT. Qualification and taxation as a REIT depends upon the ability of the combined company to meet, through actual annual (or, in some cases, quarterly) operating results, requirements relating to income, asset ownership, distribution levels and diversity of share ownership, and the various REIT qualification requirements imposed under the Code. Given the complex nature of the REIT qualification requirements, the ongoing importance of factual determinations and the possibility of future changes in the circumstances of the combined company, there can be no assurance that the actual operating results of the combined company will satisfy the requirements for taxation as a REIT under the Code for any particular taxable year.

        If LaSalle or Pebblebrook (or any of their subsidiary REITs) were to fail to qualify as a REIT for any of its taxable years, then, among other consequences, it (or such subsidiary) would be liable for (and the combined company would be directly or indirectly obligated to pay) U.S. federal income tax at regular corporate rates on its taxable income in such years. In addition, if LaSalle were to fail to qualify as a REIT for any of its taxable years, the combined company would be required to distribute any earnings and profits of LaSalle by the close of the taxable year in which the company merger occurs to maintain its qualification as a REIT and would be subject to tax on the built-in gain on each LaSalle asset existing at the time of the company merger if the combined company were to dispose of the LaSalle asset in a taxable transaction during the five-year period following the company merger. If the combined company were treated as a "successor" to LaSalle, the combined company could be prohibited from making a REIT election for any taxable year prior to the fifth taxable year following the year during which LaSalle was disqualified. Moreover, even if LaSalle maintained its REIT qualification, it could be liable for other U.S. federal income or excise taxes, or other state, local or foreign taxes, and the combined company will generally succeed to the liability for any such taxes.

        For a discussion of the combined company's REIT status and the consequences of owning and disposing of shares of the combined company, refer to the section entitled "—Material U.S. Federal Income Tax Considerations Relating to Pebblebrook's Treatment as a REIT and to Holders of Pebblebrook's Shares of Beneficial Interest."

Material U.S. Federal Income Tax Considerations Relating to Pebblebrook's Treatment as a REIT and to Holders of Pebblebrook's Shares of Beneficial Interest

        The following discussion summarizes the material U.S. federal income tax considerations relating Pebblebrook's treatment as a REIT and to holders of Pebblebrook's shares of beneficial interest who receive such shares pursuant to the offer and/or the merger. For purposes of this discussion, references to "we" or "us" are to Pebblebrook (and the combined company for periods following the Mergers), and references to our "shares" refer to Pebblebrook shares of beneficial interest. Because this section is a summary, it does not address all aspects of taxation that may be relevant to particular shareholders in light of their personal investment or tax circumstances, or to certain types of shareholders that are subject to special treatment under the U.S. federal income tax laws.

        We elected to be taxed as a REIT for U.S. federal income tax purposes commencing with our short taxable year ended December 31, 2009. We believe that, commencing with such short taxable year, we have been organized and have operated in such a manner as to qualify for taxation as a REIT under the U.S. federal income tax laws, and we intend to continue to operate in such a manner, but no assurances can be given that we will operate in a manner so as to qualify or remain qualified as a REIT. This section discusses the laws governing the U.S. federal income tax treatment of a REIT and its shareholders. These laws are highly technical and complex.

        If we qualify as a REIT, we generally will not be subject to U.S. federal income tax on the taxable income that we distribute to our shareholders. The benefit of that tax treatment is that it avoids the "double taxation," or taxation at both the corporate and shareholder levels, that generally results from owning stock in a corporation. However, we will be subject to U.S. federal tax in the following circumstances:

  •
  We will pay U.S. federal income tax on any taxable income, including undistributed net capital gain, that we do not distribute to shareholders during, or within a specified time period after, the calendar year in which the income is earned.

  •
  For taxable years beginning before January 1, 2018, under some circumstances, we may be subject to the "alternative minimum tax" on any items of tax preference including any deductions of net operating losses.

  •
  We will pay income tax at the highest corporate rate on:

  •
  net income from the sale or other disposition of property acquired through foreclosure, or foreclosure property, that we hold primarily for sale to customers in the ordinary course of business, and

  •
  other non-qualifying income from foreclosure property.

  •
  We will pay a 100% tax on net income from sales or other dispositions of property, other than foreclosure property, that we hold primarily for sale to customers in the ordinary course of business.

  •
  If we fail to satisfy one or both of the 75% gross income test or the 95% gross income test, as described below under "—Gross Income Tests," and nonetheless continue to qualify as a REIT because we meet other requirements, we will pay a 100% tax on:

  •
  the gross income attributable to the greater of the amount by which we fail the 75% gross income test or the 95% gross income test, in either case, multiplied by

  •
  a fraction intended to reflect our profitability.

  •
  If we fail to distribute during a calendar year at least the sum of (1) 85% of our REIT ordinary income for the year, (2) 95% of our REIT capital gain net income for the year, and (3) any undistributed taxable income required to be distributed from earlier periods, we will pay a 4% nondeductible excise tax on the excess of the required distribution over the amount we actually distributed.

  •
  We may elect to retain and pay income tax on our net long-term capital gain. In that case, a U.S. shareholder would be taxed on its proportionate share of our undistributed long-term capital gain (to the extent that we made a timely designation of such gain to the shareholders) and would receive a credit or refund for its proportionate share of the tax we paid.

  •
  We will be subject to a 100% excise tax on transactions with a TRS that are not conducted on an arm's-length basis.

  •
  In the event of a failure of any of the asset tests, other than a de minimis failure of the 5% asset test, the 10% vote test or the 10% value test, as described below under "—Asset Tests," as long as the failure was due to reasonable cause and not to willful neglect, we file a description of each asset that caused such failure with the IRS, and we dispose of the assets causing the failure or otherwise comply with the asset tests within six months after the last day of the quarter in which we identify such failure, we will pay a tax equal to the greater of $50,000 or the highest U.S. federal income tax rate then applicable to U.S. corporations (currently 21%) on the net income from the nonqualifying assets during the period in which we failed to satisfy the asset tests.

  •
  In the event we fail to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, and such failure is due to reasonable cause and not to willful neglect, we will be required to pay a penalty of $50,000 for each such failure.

  •
  If we acquire any asset from a C corporation, or a corporation that generally is subject to full corporate-level tax, in a merger or other transaction in which we acquire a basis in the asset that is determined by reference either to the C corporation's basis in the asset or to another asset, we will pay tax at the highest regular corporate rate applicable if we recognize gain on the sale or disposition of the asset during the up to 10-year period after we acquire the asset provided no election is made for the transaction to be taxable on a current basis. The amount of gain on which we will pay tax is the lesser of:

  •
  the amount of gain that we recognize at the time of the sale or disposition, and

  •
  the amount of gain that we would have recognized if we had sold the asset at the time we acquired it.

  •
  We may be required to pay monetary penalties to the IRS in certain circumstances, including if we fail to meet record-keeping requirements intended to monitor our compliance with rules relating to the composition of a REIT's shareholders, as described below in "—Recordkeeping Requirements."

  •
  The earnings of our lower-tier entities that are subchapter C corporations, including TRSs, will be subject to U.S. federal corporate income tax.

        In addition, we may be subject to a variety of taxes, including payroll taxes and state, local and foreign income, property and other taxes on our assets and operations. We could also be subject to tax in situations and on transactions not presently contemplated. Moreover, as further described below, TRSs will be subject to U.S. federal, state and local corporate income tax on their taxable income.

Requirements for Qualification

        A REIT is a corporation, trust, or association that meets each of the following requirements:

  1.
  It is managed by one or more directors or trustees.

  2.
  Its beneficial ownership is evidenced by transferable shares, or by transferable certificates of beneficial interest.

  3.
  It would be taxable as a domestic corporation but for the REIT provisions of the U.S. federal income tax laws.

  4.
  It is neither a financial institution nor an insurance company subject to special provisions of the U.S. federal income tax laws.

  5.
  At least 100 persons are beneficial owners of its shares or ownership certificates.

  6.
  Not more than 50% in value of its outstanding shares or ownership certificates is owned, directly or indirectly, by five or fewer individuals, which the Code defines to include certain entities, during the last half of any taxable year.

  7.
  It elects to be a REIT, or has made such election for a previous taxable year, and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status.

  8.
  It meets certain other qualification tests, described below, regarding the nature of its income and assets and the amount of its distributions to shareholders.

  9.
  It uses a calendar year for U.S. federal income tax purposes and complies with the recordkeeping requirements of the U.S. federal income tax laws.

        We must meet requirements 1 through 4, 7, 8 and 9 during our entire taxable year and must meet requirement 5 during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Requirements 5 and 6 began applying to us with our 2010 taxable year. If we comply with all the requirements for ascertaining the ownership of our outstanding shares in a taxable year and have no reason to know that we violated requirement 6, we will be deemed to have satisfied requirement 6 for that taxable year. For purposes of determining share ownership under requirement 6, an "individual" generally includes a supplemental unemployment compensation benefits plan, a private foundation, or a portion of a trust permanently set aside or used exclusively for charitable purposes. An "individual," however, generally does not include a trust that is a qualified employee pension or profit sharing trust under the U.S. federal income tax laws, and beneficiaries of such a trust will be treated as holding our shares in proportion to their actuarial interests in the trust for purposes of requirement 6.

        Our declaration of trust provides restrictions regarding the transfer and ownership of our shares of beneficial interest. See "Description of Shares of Beneficial Interest—Restrictions on Ownership and Transfer." We believe that we have issued sufficient shares of beneficial interest with sufficient diversity of ownership to allow us to satisfy requirements 5 and 6 above. The restrictions in our declaration of trust are intended (among other things) to assist us in continuing to satisfy requirements 5 and 6 described above. These restrictions, however, may not ensure that we will, in all cases, be able to satisfy such share ownership requirements. If we fail to satisfy these share ownership requirements, our qualification as a REIT may terminate.

        In addition, we must satisfy all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status and comply with the record-keeping requirements of the Code and regulations promulgated thereunder.

        Qualified REIT Subsidiaries.    A corporation that is a "qualified REIT subsidiary" is not treated as a corporation separate from its parent REIT. All assets, liabilities, and items of income, deduction, and credit of a "qualified REIT subsidiary" are treated as assets, liabilities, and items of income, deduction, and credit of the REIT. A "qualified REIT subsidiary" is a corporation, other than a TRS, all of the stock of which is owned by a REIT. Thus, in applying the requirements described herein, any "qualified REIT subsidiary" that we own will be ignored, and all assets, liabilities, and items of income, deduction, and credit of such subsidiary will be treated as our assets, liabilities, and items of income, deduction, and credit.

        Other Disregarded Entities and Partnerships.    An unincorporated domestic entity, such as a partnership or limited liability company, that has a single owner for U.S. federal income tax purposes generally is not treated as an entity separate from its parent for U.S. federal income tax purposes. An unincorporated domestic entity with two or more owners is generally treated as a partnership for U.S. federal income tax purposes. In the case of a REIT that is a partner in a partnership that has other partners, the REIT is treated as owning its proportionate share of the assets of the partnership and as earning its allocable share of the gross income of the partnership for purposes of the applicable REIT qualification tests. Our proportionate share of the assets of a partnership for purposes of the 10% value test (see "—Asset Tests") is based on our proportionate interest in the equity interests and certain debt securities issued by the partnership. For all of the other asset and income tests, our proportionate share is based on our proportionate interest in the capital interests in the partnership. Our proportionate share of the assets, liabilities, and items of income of any partnership, joint venture, or limited liability company that is treated as a partnership for U.S. federal income tax purposes in which we acquire an equity interest, directly or indirectly, are treated as our assets and gross income for purposes of applying the various REIT qualification requirements.

        We have control of our operating partnership and intend to control any subsidiary partnerships and limited liability companies, and we intend to operate them in a manner consistent with the requirements for our qualification as a REIT. We may from time to time be a limited partner or non-managing member in some of our partnerships and limited liability companies. If a partnership or limited liability company in which we own an interest takes or expects to take actions that could jeopardize our status as a REIT or require us to pay tax, we may be forced to dispose of our interest in such entity. In addition, it is possible that a partnership or limited liability company could take an action which could cause us to fail a gross income or asset test, and that we would not become aware of such action in time to dispose of our interest in the partnership or limited liability company or take other corrective action on a timely basis. In that case, we could fail to qualify as a REIT unless we were entitled to relief, as described below.

        Taxable REIT Subsidiaries.    A REIT may own up to 100% of the capital stock of one or more TRSs. A TRS is a fully taxable corporation that may earn income that would not be qualifying income if earned directly by the parent REIT. The subsidiary and the REIT must jointly elect to treat the subsidiary as a TRS. A corporation of which a TRS directly or indirectly owns more than 35% of the voting power or value of the stock will automatically be treated as a TRS. However, an entity will not qualify as a TRS if it directly or indirectly operates or manages a lodging or health care facility or, generally, provides to another person under a franchise, license, or otherwise, rights to any brand name under which any lodging facility or health care facility is operated, unless such rights are provided to an "eligible independent contractor" (as defined below under "—Gross Income Tests—Rents from Real Property") to operate or manage a lodging facility or health care facility and such lodging facility or health care facility is either owned by the TRS or leased to the TRS by its parent REIT. Additionally, a TRS that employs individuals working at a qualified lodging facility outside the United States will not be considered to operate or manage a qualified lodging facility as long as an "eligible independent contractor" is responsible for the daily supervision and direction of such individuals on behalf of the TRS pursuant to a management contract or similar service contract.

        We are not treated as holding the assets of a TRS or as receiving any income that the subsidiary earns. Rather, the stock issued by a TRS to us is an asset in our hands, and we treat the distributions paid to us from such taxable subsidiary, if any, as income. This treatment can affect our compliance with the gross income and asset tests. Because we do not include the assets and income of TRSs in determining our compliance with the REIT requirements, we may use such entities to undertake indirectly activities that the REIT rules might otherwise preclude us from doing directly or through pass-through subsidiaries. Overall, no more than 25% (20% for taxable years beginning after December 31, 2017) of the value of a REIT's assets may consist of stock or securities of one or more TRSs.

        A TRS will pay income tax at regular corporate rates on any income that it earns. In addition, the TRS rules limit the deductibility of interest paid or accrued by a TRS to its parent REIT to assure that the TRS is subject to an appropriate level of corporate taxation. In addition, for taxable years beginning after December 31, 2017, new limitations on the deductibility of net interest expense by businesses would apply to our TRSs. Further, the rules impose a 100% excise tax on transactions between a TRS and its parent REIT or the REIT's tenants that are not conducted on an arm's-length basis. We have formed a TRS, Pebblebrook Hotel Lessee, Inc., whose wholly owned subsidiaries are the lessees of our wholly owned hotels. The hotels in our joint venture are leased to lessee entities in which we own our interest through our TRS. We refer to our TRS and its subsidiaries as our TRS lessees. We may also form additional TRSs in the future. See "—Taxable REIT Subsidiaries."

        Ownership of Subsidiary REITs.    Our operating partnership owns 100% of the common shares of certain subsidiary REITs. Our subsidiary REITs are subject to the various REIT qualification requirements and other limitations described herein that are applicable to us. We believe that each of our subsidiary REITs is organized and has operated and will continue to operate in a manner to permit it to qualify for taxation as a REIT for U.S. federal income tax purposes from and after the effective date of its REIT election. However, if a subsidiary REIT of ours were to fail to qualify as a REIT, then (1) the subsidiary REIT would become subject to regular U.S. corporate income tax, as described herein, see "—Failure to Qualify" below, and (2) our ownership of shares in such subsidiary REIT would cease to be a qualifying real estate asset for purposes of the 75% asset test and would become subject to the 5% asset test, the 10% vote test, and the 10% value test generally applicable to our ownership in corporations other than REITs, qualified REIT subsidiaries and TRSs. See "—Asset Tests" below. If any of our subsidiary REITs were to fail to qualify as a REIT, it is possible that we would not meet the 10% vote test and the 10% value test with respect to our indirect interest in such entity, in which event we would fail to qualify as a REIT unless we could avail ourselves of certain relief provisions. We have made "protective" TRS elections with respect to our subsidiary REITs and may implement other protective arrangements intended to avoid such an outcome if our subsidiary REITs were not to qualify as REITs, but there can be no assurance that such "protective" elections and other arrangements will be effective to avoid the resulting adverse consequences to us. Moreover, even if the "protective" TRS elections with respect to our subsidiary REITs were to be effective in the event of the failure of a subsidiary REIT to qualify as a REIT, we cannot assure you that we would not fail to satisfy the requirement that not more than 20% (25% for taxable years beginning before January 1, 2018) of the value of our total assets may be represented by the securities of one or more TRSs. In this event, we would fail to qualify as a REIT unless we or our subsidiary REITs could avail ourselves of certain relief provisions.

Gross Income Tests

        We must satisfy two gross income tests annually to maintain our qualification as a REIT. First, at least 75% of our gross income for each taxable year must consist of defined types of income that we derive, directly or indirectly, from investments relating to real property or mortgages on real property or qualified temporary investment income. Qualifying income for purposes of that 75% gross income test generally includes:

  •
  rents from real property;

  •
  interest on debt secured by mortgages on real property, or on interests in real property;

  •
  dividends or other distributions on, and gain from the sale of, shares in other REITs;

  •
  gain from the sale of real estate assets;

  •
  income and gain from foreclosure property; and

  •
  income derived from the temporary investment of new capital that is attributable to the issuance of our shares of beneficial interest or a public offering of our debt with a maturity date of at least five years and that we receive during the one-year period beginning on the date on which we received such new capital.

        Although a debt instrument issued by a "publicly offered REIT" (i.e., a REIT that is required to file annual and periodic reports with the SEC under the Exchange Act) is treated as a "real estate asset" for the asset tests for taxable years beginning after December 31, 2015, the interest income and gain from the sale of such debt instruments is not treated as qualifying income for the 75% gross income test unless the debt instrument is secured by real property or an interest in real property.

        Second, in general, at least 95% of our gross income for each taxable year must consist of income that is qualifying income for purposes of the 75% gross income test, other types of interest and dividends, gain from the sale or disposition of shares or securities, or any combination of these. Gross income from our sale of property that we hold primarily for sale to customers in the ordinary course of business is excluded from both the numerator and the denominator in both gross income tests. In addition, income and gain from "hedging transactions" that we enter into to hedge indebtedness incurred or to be incurred to acquire or carry real estate assets and that are clearly and timely identified as such will be excluded from both the numerator and the denominator for purposes of the 75% and 95% gross income tests. In addition, certain foreign currency gains will be excluded from gross income for purposes of one or both of the gross income tests. See "—Foreign Currency Gain" below. The following paragraphs discuss the specific application of the gross income tests to us.

        Rents from Real Property.    Rent that we receive from our real property will qualify as "rents from real property," which is qualifying income for purposes of the 75% and 95% gross income tests, only if the following conditions are met:

  •
  First, the rent must not be based, in whole or in part, on the income or profits of any person, but may be based on a fixed percentage or percentages of receipts or sales.

  •
  Second, neither we nor a direct or indirect owner of 10% or more of our shares of beneficial interest may own, actually or constructively, 10% or more of a tenant from whom we receive rent, other than a TRS. If the tenant is a TRS, such TRS may not directly or indirectly operate or manage the related property. Instead, the property must be operated on behalf of the TRS by a person who qualifies as an "independent contractor" and who is, or is related to a person who is, actively engaged in the trade or business of operating lodging facilities for any person unrelated to us and the TRS. See "—Taxable REIT Subsidiaries."

  •
  Third, if the rent attributable to personal property leased in connection with a lease of real property is 15% or less of the total rent received under the lease, then the rent attributable to personal property will qualify as rents from real property. However, if the 15% threshold is exceeded, the rent attributable to personal property will not qualify as rents from real property.

  •
  Fourth, we generally must not operate or manage our real property or furnish or render services to our tenants, other than through an "independent contractor" who is adequately compensated and from whom we do not derive revenue. However, we need not provide services through an "independent contractor," but instead may provide services directly to our tenants, if the services are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not considered to be provided for the tenants' convenience. In addition, we may provide a minimal amount of "noncustomary" services to the tenants of a property, other than through an independent contractor, as long as our income from the services (valued at not less than 150% of our direct cost of performing such services) does not exceed 1% of our income from the related property. Furthermore, we may own up to 100% of the stock of a TRS which may provide customary and noncustomary services to our tenants without tainting our rental income for the related properties. See "—Taxable REIT Subsidiaries."

        Our TRS lessees lease from our operating partnership and its subsidiaries the land, buildings, improvements, furnishings and equipment comprising our hotel properties. In order for the rent paid under the leases to constitute "rents from real property," the leases must be respected as true leases for U.S. federal income tax purposes and not treated as service contracts, joint ventures or some other type of arrangement. The determination of whether our leases are true leases depends on an analysis of all the surrounding facts and circumstances. In making such a determination, courts have considered a variety of factors, including the following:

  •
  the intent of the parties;

  •
  the form of the agreement;

  •
  the degree of control over the property that is retained by the property owner (for example, whether the lessee has substantial control over the operation of the property or whether the lessee was required simply to use its best efforts to perform its obligations under the agreement); and

  •
  the extent to which the property owner retains the risk of loss with respect to the property (for example, whether the lessee bears the risk of increases in operating expenses or the risk of damage to the property) or the potential for economic gain with respect to the property.

        In addition, U.S. federal income tax law provides that a contract that purports to be a service contract or a partnership agreement is treated instead as a lease of property if the contract is properly treated as such, taking into account all relevant factors. Since the determination of whether a service contract should be treated as a lease is inherently factual, the presence or absence of any single factor may not be dispositive in every case.

        We believe that our leases are structured so that they qualify as true leases for U.S. federal income tax purposes. Our belief is based on the following with respect to each lease:

  •
  our operating partnership and the lessees intend for their relationship to be that of a lessor and lessee, and such relationship is documented by a lease agreement;

  •
  the lessee has the right to exclusive possession and use and quiet enjoyment of the hotels covered by the lease during the term of the lease;

  •
  the lessee bears the cost of, and is responsible for, day-to-day maintenance and repair of the hotels other than the cost of certain capital expenditures, and dictates through hotel managers that are eligible independent contractors, who work for the lessee during the terms of the lease, how the hotels are operated and maintained;

  •
  the lessee bears all of the costs and expenses of operating the hotels, including the cost of any inventory used in their operation, during the term of the lease, other than utilities, real estate and personal property taxes and the cost of certain furniture, fixtures and equipment, and certain capital expenditures;

  •
  the lessee benefits from any savings and bears the burdens of any increases in the costs of operating the hotels during the term of the lease;

  •
  in the event of damage or destruction to a hotel, the lessee will be at economic risk because it will bear the economic burden of the loss in income from operation of the hotels subject to the right, in certain circumstances, to terminate the lease if the lessor does not restore the hotel to its prior condition;

  •
  the lessee generally indemnifies the lessor against all liabilities imposed on the lessor during the term of the lease by reason of (1) injury to persons or damage to property occurring at the hotels or (2) the lessee's use, management, maintenance or repair of the hotels;

  •
  the lessee is obligated to pay, at a minimum, substantial base rent for the period of use of the hotels under the lease;

  •
  the lessee stands to incur substantial losses or reap substantial gains depending on how successfully it, through the hotel managers who work for the lessees during the terms of the leases, operates the hotels;

  •
  each lease that we enter into, at the time we enter into it (or at any time that any such lease is subsequently renewed or extended) enables the tenant to derive a meaningful profit, after expenses and taking into account the risks associated with the lease, from the operation of the hotels during the term of its leases; and

  •
  upon termination of each lease, the applicable hotel will be expected to have a substantial remaining useful life and substantial remaining fair market value.

        Investors should be aware that there are no controlling U.S. Department of the Treasury, or the Treasury, regulations, published rulings or judicial decisions involving leases with terms substantially the same as our leases that discuss whether such leases constitute true leases for U.S. federal income tax purposes. If our leases are characterized as service contracts or partnership agreements, rather than as true leases, part or all of the payments that our operating partnership and its subsidiaries receive from the TRS lessees may not be considered rent or may not otherwise satisfy the various requirements for qualification as "rents from real property." In that case, we likely would not be able to satisfy either the 75% or 95% gross income test and, as a result, would lose our REIT status unless we qualify for relief, as described below under "—Failure to Satisfy Gross Income Tests."

        As described above, in order for the rent that we receive to constitute "rents from real property," several other requirements must be satisfied. One requirement is that percentage rent must not be based in whole or in part on the income or profits of any person. Percentage rent, however, will qualify as "rents from real property" if it is based on percentages of receipts or sales and the percentages:

  •
  are fixed at the time the percentage leases are entered into;

  •
  are not renegotiated during the term of the percentage leases in a manner that has the effect of basing percentage rent on income or profits; and

  •
  conform with normal business practice.

        More generally, percentage rent will not qualify as "rents from real property" if, considering the leases and all the surrounding circumstances, the arrangement does not conform with normal business practice, but is in reality used as a means of basing the percentage rent on income or profits.

        We must not own, actually or constructively, 10% or more of the shares or the assets or net profits of any lessee (a "related party tenant"), other than a TRS. The constructive ownership rules generally provide that, if 10% or more in value of our shares of beneficial interest is owned, directly or indirectly, by or for any person, we are considered as owning the shares owned, directly or indirectly, by or for such person. We currently lease all of our hotels to TRS lessees and intend to lease to a TRS any hotels we acquire in the future. In addition, our declaration of trust prohibits transfers of our shares of beneficial interest that would cause us to own actually or constructively, 10% or more of the ownership interests in any non-TRS lessee. Based on the foregoing, we should never own, actually or constructively, 10% or more of any lessee other than a TRS. However, because the constructive ownership rules are broad and it is not possible to monitor continually direct and indirect transfers of our shares of beneficial interest, no absolute assurance can be given that such transfers or other events of which we have no knowledge will not cause us to own constructively 10% or more of a lessee (or a subtenant, in which case only rent attributable to the subtenant is disqualified) other than a TRS at some future date.

        As described above, we may own up to 100% of the capital stock of one or more TRSs. A TRS is a fully taxable corporation that is permitted to lease hotel properties from the related REIT as long as it does not directly or indirectly operate or manage any lodging facilities or health care facilities or provide rights to any brand name under which any lodging or health care facility is operated, unless such rights are provided to an "eligible independent contractor" to operate or manage a lodging or health care facility if such rights are held by the TRS as a franchisee, licensee, or in a similar capacity and such hotel is either owned by the TRS or leased to the TRS by its parent REIT. A TRS will not be considered to operate or manage a qualified lodging facility solely because the TRS directly or indirectly possesses a license, permit, or similar instrument enabling it to do so. Additionally, a TRS will not be considered to operate or manage a qualified lodging facility located outside of the United States, as long as an "eligible independent contractor" is responsible for the daily supervision and direction of such individuals on behalf of the TRS pursuant to a management contract or similar service contract. Moreover, rent that we receive from a TRS will qualify as "rents from real property"

as long as the property is operated on behalf of the TRS by an "independent contractor" who is adequately compensated, who does not, directly or through its shareholders, own more than 35% of our shares, taking into account certain ownership attribution rules, and who is, or is related to a person who is, actively engaged in the trade or business of operating "qualified lodging facilities" for any person unrelated to us and the TRS lessee (an "eligible independent contractor"). A "qualified lodging facility" is a hotel, motel, or other establishment more than one-half of the dwelling units in which are used on a transient basis, unless wagering activities are conducted at or in connection with such facility by any person who is engaged in the business of accepting wagers and who is legally authorized to engage in such business at or in connection with such facility. A "qualified lodging facility" includes customary amenities and facilities operated as part of, or associated with, the lodging facility as long as such amenities and facilities are customary for other properties of a comparable size and class owned by other unrelated owners. See "—Taxable REIT Subsidiaries."

        We have formed Pebblebrook Hotel Lessee, Inc., a TRS whose wholly owned subsidiaries are the lessees of our wholly owned hotels. The hotels in our joint venture are leased to lessee entities in which we own our interest through our TRS. Our TRS lessees engage independent third-party hotel managers that qualify as "eligible independent contractors" to operate the related hotels on behalf of such TRS lessees.

        The rent attributable to the personal property leased in connection with the lease of a hotel must not be greater than 15% of the total rent received under the lease. The rent attributable to the personal property contained in a hotel is the amount that bears the same ratio to total rent for the taxable year as the average of the fair market values of the personal property at the beginning and at the end of the taxable year bears to the average of the aggregate fair market values of both the real and personal property contained in the hotel at the beginning and at the end of such taxable year (the "personal property ratio"). To comply with this limitation, a TRS lessee may acquire furnishings, equipment and other personal property. With respect to each hotel in which the TRS lessee does not own the personal property, we believe either that the personal property ratio is less than 15% or that any rent attributable to excess personal property does not jeopardize our ability to qualify as a REIT. There can be no assurance, however, that the IRS would not challenge our calculation of a personal property ratio, or that a court would not uphold such assertion. If such a challenge were successfully asserted, we could fail to satisfy the 75% or 95% gross income test and thus potentially lose our REIT status.

        We cannot furnish or render noncustomary services to the tenants of our hotels, or manage or operate our hotels, other than through an independent contractor who is adequately compensated and from whom we do not derive or receive any income. However, we need not provide services through an "independent contractor," but instead may provide services directly to our tenants, if the services are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not considered to be provided for the tenants' convenience. In addition, we may provide a minimal amount of "noncustomary" services to the tenants of a property, other than through an independent contractor, as long as our income from the services does not exceed 1% of our income from the related property. Finally, we may own up to 100% of the capital stock of one or more TRSs, which may provide noncustomary services to our tenants without tainting our rents from the related hotel properties. We will not perform any services other than customary ones for our lessees, unless such services are provided through independent contractors or TRSs.

        If a portion of the rent that we receive from a hotel does not qualify as "rents from real property" because the rent attributable to personal property exceeds 15% of the total rent for a taxable year, the portion of the rent that is attributable to personal property will not be qualifying income for purposes of either the 75% or 95% gross income test. Thus, if such rent attributable to personal property, plus any other income that is nonqualifying income for purposes of the 95% gross income test, during a taxable year exceeds 5% of our gross income during the year, we would lose our REIT qualification. If, however, the rent from a particular hotel does not qualify as "rents from real property" because either (1) the percentage rent is considered based on the income or profits of the related lessee, (2) the lessee either is a related party tenant or fails to qualify for the exception to the related party tenant rule for qualifying TRSs or (3) we furnish noncustomary services to the tenants of the hotel, or manage or operate the hotel, other than through a qualifying independent contractor or a TRS, none of the rent from that hotel would qualify as "rents from real property." In that case, we might lose our REIT qualification because we might be unable to satisfy either the 75% or 95% gross income test. In addition to the rent, the lessees will be required to pay certain additional charges. To the extent that such additional charges represent either (1) reimbursements of amounts that we are obligated to pay to third parties, such as a lessee's proportionate share of a property's operational or capital expenses, or (2) penalties for nonpayment or late payment of such amounts, such charges should qualify as "rents from real property." However, to the extent that such charges do not qualify as "rents from real property," they instead will be treated as interest that qualifies for the 95% gross income test.

        Interest.    The term "interest" generally does not include any amount received or accrued, directly or indirectly, if the determination of such amount depends in whole or in part on the income or profits of any person. However, interest generally includes the following:

  •
  an amount that is based on a fixed percentage or percentages of receipts or sales; and

  •
  an amount that is based on the income or profits of a debtor, as long as the debtor derives substantially all of its income from the real property securing the debt from leasing substantially all of its interest in the property, and only to the extent that the amounts received by the debtor would be qualifying "rents from real property" if received directly by a REIT.

        If a loan contains a provision that entitles a REIT to a percentage of the borrower's gain upon the sale of the real property securing the loan or a percentage of the appreciation in the property's value as of a specific date, income attributable to that loan provision will be treated as gain from the sale of the property securing the loan, which generally is qualifying income for purposes of both gross income tests.

        We may, on a select basis, purchase mortgage debt and mezzanine loans when we believe our investment will allow us to acquire ownership of the underlying property. Interest on debt secured by a mortgage on real property or on interests in real property, including, for this purpose, discount points, prepayment penalties, loan assumption fees, and late payment charges that are not compensation for services, generally is qualifying income for purposes of the 75% gross income test. However, except to the extent described below, if a loan is secured by real property and other property and the highest principal amount of a loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan as of the date the REIT agreed to originate or acquire the loan or on the date the REIT modifies the loan (if the modification is treated as "significant" for U.S. federal income tax purposes), a portion of the interest income from such loan will not be qualifying income for purposes of the 75% gross income test, but will be qualifying income for purposes of the 95% gross income test. The portion of the interest income that will not be qualifying income for purposes of the 75% gross income test will be equal to the portion of the principal amount of the loan that is not secured by real property—that is, the amount by which the loan exceeds the value of the real estate that is security for the loan. IRS guidance provides that we do not need to redetermine the fair market value of the real property securing a loan in connection with a loan modification that is occasioned by a borrower default or made at a time when we reasonably believe that the modification to the loan will substantially reduce a significant risk of default on the original loan. In addition, for taxable years beginning after December 31, 2015, in the case of a loan that is secured by both real property and personal property, if the fair market value of such personal property does not exceed 15% of the total fair market value of all such property securing the loan, then the personal property securing the loan will be treated as real property for purposes of determining whether the interest on such loan is qualifying income for purposes of the 75% gross income test. We intend to invest in mortgage debt in a manner that will enable us to continue to satisfy the gross income and asset tests.

        Mezzanine loans are loans secured by equity interests in an entity that directly or indirectly owns real property, rather than by a direct mortgage of the real property. IRS Revenue Procedure 2003-65 provides a safe harbor pursuant to which a mezzanine loan, if it meets each of the requirements contained in the Revenue Procedure, will be treated by the IRS as a real estate asset for purposes of the REIT asset tests described below, and interest derived from it will be treated as qualifying mortgage interest for purposes of the 75% gross income test. Although the Revenue Procedure provides a safe harbor on which taxpayers may rely, it does not prescribe rules of substantive tax law. Moreover, we anticipate that the mezzanine loans we will acquire typically may not meet all of the requirements for reliance on this safe harbor. We intend to invest in mezzanine loans in a manner that will enable us to continue to satisfy the gross income and asset tests.

        Dividends.    Our share of any dividends received from any corporation (including any TRS, but excluding any REIT) in which we own an equity interest will qualify for purposes of the 95% gross income test but not for purposes of the 75% gross income test. Our share of any dividends received from any other REIT in which we own an equity interest, including our subsidiary REITs, will be qualifying income for purposes of both gross income tests.

        Prohibited Transactions.    A REIT will incur a 100% tax on the net income (including foreign currency gain) derived from any sale or other disposition of property, other than foreclosure property, that the REIT holds primarily for sale to customers in the ordinary course of a trade or business. We believe that none of our assets will be held primarily for sale to customers and that a sale of any of our assets will not be in the ordinary course of our business. Whether a REIT holds an asset "primarily for sale to customers in the ordinary course of a trade or business" depends, however, on the facts and circumstances in effect from time to time, including those related to a particular asset. A safe harbor to the characterization of the sale of property by a REIT as a prohibited transaction and the 100% prohibited transaction tax is available if the following requirements are met:

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  the REIT has held the property for not less than two years;

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  the aggregate expenditures made by the REIT, or any partner of the REIT, during the two-year period preceding the date of the sale that are includable in the basis of the property do not exceed 30% of the selling price of the property;

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  either (1) during the year in question, the REIT did not make more than seven sales of property other than foreclosure property or sales to which Section 1031 or 1033 of the Code applies, (2) the aggregate adjusted bases of all such properties sold by the REIT during the year did not exceed 10% of the aggregate adjusted bases of all of the assets of the REIT at the beginning of the year, (3) the aggregate fair market value of all such properties sold by the REIT during the year did not exceed 10% of the aggregate fair market value of all of the assets of the REIT at the beginning of the year, (4) with respect to taxable years beginning after December 31, 2015, (a) the aggregate adjusted bases of all such properties sold by the REIT during the year did not exceed 20% of the aggregate adjusted bases of all of the assets of the REIT at the beginning of the year and (b) the average annual percentage of properties sold by the REIT compared to all the REIT's properties (measured by adjusted bases) taking into account the current and two prior years did not exceed 10% or (5) with respect to taxable years beginning after December 31, 2015, (a) the aggregate fair market value of all such properties sold by the REIT during the year did not exceed 20% of the aggregate fair market value of all of the assets of the REIT at the beginning of the year and (b) the average annual percentage of properties sold by the REIT compared to all the REIT's properties (measured by fair market value) taking into account the current and two prior years did not exceed 10%;

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  in the case of property not acquired through foreclosure or lease termination, the REIT has held the property for at least two years for the production of rental income; and

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  if the REIT has made more than seven sales of non-foreclosure property during the taxable year, substantially all of the marketing and development expenditures with respect to the property were made through an independent contractor from whom the REIT derives no income or, with respect to taxable years beginning after December 31, 2015, a TRS.

        We will attempt to comply with the terms of the safe-harbor provisions in the U.S. federal income tax laws prescribing when an asset sale will not be characterized as a prohibited transaction. We cannot assure you, however, that we can comply with the safe-harbor provision or that we will avoid owning property that may be characterized as property that we hold "primarily for sale to customers in the ordinary course of a trade or business." The 100% tax will not apply to gains from the sale of property that is held through a TRS or other taxable corporation, although such income will be taxed to the corporation at regular corporate income tax rates.

        Foreclosure Property.    We will be subject to tax at the maximum corporate rate on any income from foreclosure property, which includes certain foreign currency gains and related deductions, other than income that otherwise would be qualifying income for purposes of the 75% gross income test, less expenses directly connected with the production of that income. However, gross income from foreclosure property will qualify under the 75% and 95% gross income tests. Foreclosure property is any real property, including interests in real property, and any personal property incident to such real property:

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  that is acquired by a REIT as the result of the REIT having bid on such property at foreclosure, or having otherwise reduced such property to ownership or possession by agreement or process of law, after there was a default or default was imminent on a lease of such property or on indebtedness that such property secured;

  •
  for which the related loan was acquired by the REIT at a time when the default was not imminent or anticipated; and

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  for which the REIT makes a proper election to treat the property as foreclosure property.

        A REIT will not be considered to have foreclosed on a property where the REIT takes control of the property as a mortgagee-in-possession and cannot receive any profit or sustain any loss except as a creditor of the mortgagor. Property generally ceases to be foreclosure property at the end of the third taxable year following the taxable year in which the REIT acquired the property, or longer if an extension is granted by the Secretary of the Treasury. However, this grace period terminates and foreclosure property ceases to be foreclosure property on the first day:

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  on which a lease is entered into for the property that, by its terms, will give rise to income that does not qualify for purposes of the 75% gross income test, or any amount is received or accrued, directly or indirectly, pursuant to a lease entered into on or after such day that will give rise to income that does not qualify for purposes of the 75% gross income test;

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  on which any construction takes place on the property, other than completion of a building or any other improvement, where more than 10% of the construction was completed before default became imminent; or

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  which is more than 90 days after the day on which the REIT acquired the property and the property is used in a trade or business which is conducted by the REIT, other than through an independent contractor from whom the REIT itself does not derive or receive any income or, with respect to taxable years beginning after December 31, 2015, a TRS.

        Hedging Transactions.    From time to time, we or our operating partnership may enter into hedging transactions with respect to one or more of our assets or liabilities. Our hedging activities may include entering into interest rate swaps, caps, and floors, options to purchase such items, and futures and forward contracts. Income and gain from "hedging transactions" will be excluded from gross income for purposes of both the 75% and 95% gross income tests. A "hedging transaction" means any of (1) any transaction entered into in the normal course of our or our operating partnership's trade or business primarily to manage the risk of interest rate changes, price changes, or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, (2) any transaction entered into primarily to manage the risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% gross income test (or any property which generates such income or gain) or (3) any transaction entered into after December 31, 2015 to "offset" a transaction described in (1) or (2) if a portion of the hedged indebtedness is extinguished or the related property disposed of. We are required to clearly identify any such hedging transaction before the close of the day on which it was acquired or entered into and to satisfy other identification requirements. We intend to structure any hedging transactions in a manner that does not jeopardize our qualification as a REIT.

        Foreign Currency Gain.    Certain foreign currency gains will be excluded from gross income for purposes of one or both of the gross income tests. "Real estate foreign exchange gain" will be excluded from gross income for purposes of the 75% and 95% gross income tests. Real estate foreign exchange gain generally includes foreign currency gain attributable to any item of income or gain that is qualifying income for purposes of the 75% gross income test, foreign currency gain attributable to the acquisition or ownership of (or becoming or being the obligor under) obligations secured by mortgages on real property or on interests in real property and certain foreign currency gain attributable to certain "qualified business units" of a REIT. "Passive foreign exchange gain" will be excluded from gross income for purposes of the 95% gross income test. Passive foreign exchange gain generally includes real estate foreign exchange gain as described above, and also includes foreign currency gain attributable to any item of income or gain that is qualifying income for purposes of the 95% gross income test and foreign currency gain attributable to the acquisition or ownership of (or becoming or being the obligor under) obligations. These exclusions for real estate foreign exchange gain and passive foreign exchange gain do not apply to any certain foreign currency gain derived from dealing, or engaging in substantial and regular trading, in securities. Such gain is treated as nonqualifying income for purposes of both the 75% and 95% gross income tests.

        Failure to Satisfy Gross Income Tests.    If we fail to satisfy one or both of the gross income tests for any taxable year, we nevertheless may qualify as a REIT for that year if we qualify for relief under certain provisions of the U.S. federal income tax laws. Those relief provisions are available if:

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  our failure to meet those tests is due to reasonable cause and not to willful neglect; and

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  following such failure for any taxable year, we file a schedule of the sources of our income in accordance with regulations prescribed by the Secretary of the Treasury.

        We cannot predict, however, whether in all circumstances we would qualify for the relief provisions. In addition, as discussed above in "—Taxation of Our Company," even if the relief provisions apply, we would incur a 100% tax on the gross income attributable to the greater of the amount by which we fail the 75% gross income test or the 95% gross income test multiplied, in either case, by a fraction intended to reflect our profitability.

Asset Tests

        To maintain our qualification as a REIT, we also must satisfy the following asset tests at the end of each quarter of each taxable year.

        First, at least 75% of the value of our total assets must consist of:

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  cash or cash items, including certain receivables, money market funds and, in certain circumstances, foreign currencies;

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  government securities;

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  interests in real property, including leaseholds, options to acquire real property and leaseholds, and, for taxable years beginning after December 31, 2015, personal property to the extent such personal property is leased in connection with real property and rents attributable to such personal property are treated as "rents from real property";

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  interests in mortgage loans secured by real property;

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  interests in mortgage loans secured by both real property and personal property if the fair market value of such personal property does not exceed 15% of the total fair market value of all such property;

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  stock in other REITs and debt instruments issued by "publicly offered REITs"; and

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  investments in stock or debt instruments during the one-year period following our receipt of new capital that we raise through equity offerings or public offerings of debt with at least a five-year term.

        Second, of our investments not included in the 75% asset class, the value of our interest in any one issuer's securities may not exceed 5% of the value of our total assets, or the 5% asset test.

        Third, of our investments not included in the 75% asset class, we may not own more than 10% of the voting power of any one issuer's outstanding securities or 10% of the value of any one issuer's outstanding securities, or the 10% vote test or the 10% value test, respectively.

        Fourth, no more than 20% (25% for taxable years beginning before January 1, 2018) of the value of our total assets may consist of the securities of one or more TRSs.

        Fifth, no more than 25% of the value of our total assets may consist of the securities of TRSs and other non-TRS taxable subsidiaries and other assets that are not qualifying assets for purposes of the 75% asset test, or the 25% securities test.

        Sixth, no more than 25% of the value of our total assets may consist of debt instruments issued by "publicly offered REITs" to the extent such debt instruments are not secured by real property or interests in real property.

        For purposes of the 5% asset test, the 10% vote test and the 10% value test, the term "securities" does not include shares in another REIT, debt of "publicly offered REITs," equity or debt securities of a qualified REIT subsidiary or TRS, mortgage loans that constitute real estate assets, or equity interests in a partnership. The term "securities," however, generally includes debt securities issued by a partnership or another REIT, other than a "publicly offered REIT," except that for purposes of the 10% value test, the term "securities" does not include:

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  "straight debt" securities, which is defined as a written unconditional promise to pay on demand or on a specified date a sum certain in money if (1) the debt is not convertible, directly or indirectly, into equity, and (2) the interest rate and interest payment dates are not contingent on profits, the borrower's discretion, or similar factors. "Straight debt" securities do not include any securities issued by a partnership or a corporation in which we or any controlled TRS (i.e., a TRS in which we own directly or indirectly more than 50% of the voting power or value of the stock) hold non-"straight debt" securities that have an aggregate value of more than 1% of the issuer's outstanding securities. However, "straight debt" securities include debt subject to the following contingencies:

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    a contingency relating to the time of payment of interest or principal, as long as either (1) there is no change to the effective yield of the debt obligation, other than a change to the annual yield that does not exceed the greater of 0.25% or 5% of the annual yield, or (2) neither the aggregate issue price nor the aggregate face amount of the issuer's debt obligations held by us exceeds $1 million and no more than 12 months of unaccrued interest on the debt obligations can be required to be prepaid; and

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    a contingency relating to the time or amount of payment upon a default or prepayment of a debt obligation, as long as the contingency is consistent with customary commercial practice;

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  any loan to an individual or an estate;

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  any "section 467 rental agreement," other than an agreement with a related party tenant;

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  any obligation to pay "rents from real property";

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  certain securities issued by governmental entities;

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  any security issued by a REIT;

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  any debt instrument issued by an entity treated as a partnership for U.S. federal income tax purposes in which we are a partner to the extent of our proportionate interest in the equity and debt securities of the partnership; and

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  any debt instrument issued by an entity treated as a partnership for U.S. federal income tax purposes not described in the preceding bullet points if at least 75% of the partnership's gross income, excluding income from prohibited transactions, is qualifying income for purposes of the 75% gross income test described above in "—Gross Income Tests."

        For purposes of the 10% value test, our proportionate share of the assets of a partnership is our proportionate interest in any securities issued by the partnership, without regard to the securities described in the last two bullet points above.

        As described above, we may, on a select basis, invest in mortgage debt and mezzanine loans when we believe our investment will allow us to acquire ownership of the underlying property. Although we expect that any investments in mezzanine loans will generally be treated as real estate assets, we anticipate that the mezzanine loans in which we would invest may not meet all the requirements of the safe harbor in IRS Revenue Procedure 2003-65. Thus, no assurance can be provided that the IRS will not challenge our treatment of mezzanine loans as real estate assets. Additionally, we expect that any investments in mortgage loans will generally be treated as real estate assets. However, for purposes of the asset tests, if (i) the outstanding principal balance of a mortgage loan during a taxable year exceeds the fair market value of the real property securing the loan and (ii) for taxable years beginning after December 31, 2015, the fair market value of any personal property securing such loan exceeds 15% of the total fair market value of all property securing the loan, then a portion of such loan likely will not be a qualifying real estate asset. IRS Revenue Procedure 2014-51 provides a safe harbor under which the IRS has stated that it will not challenge a REIT's treatment of a loan as being, in part, a real estate asset for purposes of the 75% asset test if the REIT treats the loan as being a qualifying real estate asset in an amount equal to the lesser of (1) the fair market value of the loan on the relevant quarterly REIT asset testing date or (2) the greater of (a) the fair market value of the real property securing the loan on the relevant quarterly REIT asset testing date or (b) the fair market value of the real property securing the loan on the date the REIT committed to originate or acquire the loan. It is unclear how the safe harbor in Revenue Procedure 2014-51 is affected by the recent legislative changes regarding the treatment of loans secured by both real property and personal property where the fair market value of the personal property does not exceed 15% of the sum of the fair market values of the real property and personal property securing the loan. We intend to invest in mortgage debt and mezzanine loans in a manner that will enable us to continue to satisfy the asset and gross income test requirements.

        We intend to continue to monitor the status of our assets for purposes of the various asset tests and will manage our portfolio in order to comply at all times with such tests. If we fail to satisfy the asset tests at the end of a calendar quarter, we will not lose our REIT qualification if:

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  we satisfied the asset tests at the end of the preceding calendar quarter; and

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  the discrepancy between the value of our assets and the asset test requirements arose from changes in the market values of our assets and was not wholly or partly caused by the acquisition of one or more non-qualifying assets.

        If we did not satisfy the condition described in the second item, above, we still could avoid disqualification by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose.

        In the event that we violate the 5% asset test, the 10% vote or the 10% value test described above, we will not lose our REIT qualification if (1) the failure is de minimis (up to the lesser of 1% of our assets or $10 million) and (2) we dispose of assets causing the failure or otherwise comply with the asset tests within six months after the last day of the quarter in which we identify such failure. In the event of a failure of any of the asset tests (other than de minimis failures described in the preceding sentence), as long as the failure was due to reasonable cause and not to willful neglect, we will not lose our REIT status if we (1) dispose of assets or otherwise comply with the asset tests within six months after the last day of the quarter in which we identify the failure, (2) we file a description of each asset causing the failure with the IRS and (3) pay a tax equal to the greater of $50,000 or 21% of the net income from the nonqualifying assets during the period in which we failed to satisfy the asset tests.

        We believe that the assets that we hold satisfy the foregoing asset test requirements. However, we have not in all cases obtained, and we may not in the future obtain, independent appraisals to support our conclusions as to the value of our assets and securities, or the real estate collateral for the mortgage or mezzanine loans that support our investments. Moreover, the values of some assets may not be susceptible to a precise determination. As a result, there can be no assurance that the IRS will not contend that our ownership of securities and other assets violates one or more of the asset tests applicable to REITs.

Distribution Requirements

        Each taxable year, we must distribute dividends, other than capital gain dividends and deemed distributions of retained capital gain, to our shareholders in an aggregate amount at least equal to:

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  the sum of:

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  90% of our "REIT taxable income," computed without regard to the dividends paid deduction and our net capital gain or loss; and

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  90% of our after-tax net income, if any, from foreclosure property; minus

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  the sum of certain items of non-cash income.

        We must pay such distributions in the taxable year to which they relate, or in the following taxable year if either (a) we declare the distribution before we timely file our U.S. federal income tax return for the year and pay the distribution on or before the first regular dividend payment date after such declaration or (b) we declare the distribution in October, November or December of the taxable year, payable to shareholders of record on a specified day in any such month, and we actually pay the dividend before the end of January of the following year. The distributions under clause (a) are taxable to the shareholders in the year in which paid, and the distributions in clause (b) are treated as paid on December 31st of the prior taxable year. In both instances, these distributions relate to our prior taxable year for purposes of the 90% distribution requirement.

        Further, with respect to our 2014 and prior taxable years, our distributions must not have been "preferential dividends." A dividend is not a preferential dividend if that distribution is (1) pro rata among all outstanding shares within a particular class and (2) in accordance with the preferences among different classes of shares as set forth in our organizational documents. For taxable years beginning after December 31, 2014, the preferential dividend rule does not apply to "publicly offered REITs." Thus, so long as we continue to qualify as a "publicly offered REIT," the preferential dividend rule will not apply to our 2015 and subsequent taxable years.

        We will pay U.S. federal income tax on taxable income, including net capital gain, that we do not distribute to shareholders. Furthermore, if we fail to distribute during a calendar year, or by the end of January following the calendar year in the case of distributions with declaration and record dates falling in the last three months of the calendar year, at least the sum of:

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  85% of our REIT ordinary income for such year;

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  95% of our REIT capital gain income for such year; and

  •
  any undistributed taxable income from prior periods.

        We will incur a 4% nondeductible excise tax on the excess of such required distribution over the amounts we actually distribute. We may elect to retain and pay income tax on the net long-term capital gain we receive in a taxable year. If we so elect, we will be treated as having distributed any such retained amount for purposes of the 4% nondeductible excise tax described above. We intend to make timely distributions sufficient to satisfy the annual distribution requirements and to avoid corporate income tax and the 4% nondeductible excise tax.

        It is possible that, from time to time, we may experience timing differences between the actual receipt of income and actual payment of deductible expenses and the inclusion of that income and deduction of such expenses in arriving at our REIT taxable income. For example, we may not deduct recognized capital losses from our "REIT taxable income." Further, it is possible that, from time to time, we may be allocated a share of net capital gain attributable to the sale of depreciated property that exceeds our allocable share of cash attributable to that sale. As a result of the foregoing, we may have less cash than is necessary to distribute taxable income sufficient to avoid corporate income tax and the excise tax imposed on certain undistributed income or even to meet the 90% distribution requirement. In such a situation, we may need to borrow funds or, if possible, pay taxable dividends of our shares of beneficial interest or debt securities.

        We may satisfy the REIT annual distribution requirements by making distributions of our shares of beneficial interest. The IRS has issued a revenue procedure authorizing publicly offered REITs to treat certain distributions that are paid partly in cash and partly in shares of beneficial interest as dividends that would satisfy the REIT annual distribution requirement and qualify for the dividends paid deduction for U.S. federal income tax purposes. We currently do not intend to pay taxable dividends payable in cash and shares of beneficial interest.

        Under certain circumstances, we may be able to correct a failure to meet the distribution requirement for a year by paying "deficiency dividends" to our shareholders in a later year. We may include such deficiency dividends in our deduction for dividends paid for the earlier year. Although we may be able to avoid income tax on amounts distributed as deficiency dividends, we will be required to pay interest to the IRS based upon the amount of any deduction we take for deficiency dividends.

Recordkeeping Requirements

        We must maintain certain records in order to maintain our qualification as a REIT. In addition, to avoid a monetary penalty, we must request on an annual basis information from our shareholders designed to disclose the actual ownership of our outstanding shares of beneficial interest. We intend to comply with these requirements.

Failure to Qualify

        If we fail to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests and the distribution requirements, we could avoid disqualification if our failure is due to reasonable cause and not to willful neglect and we pay a penalty of $50,000 for each such failure. In addition, there are relief provisions for a failure of the gross income tests and asset tests, as described in "—Gross Income Tests" and "—Asset Tests."

        If we fail to qualify as a REIT in any taxable year, and no relief provision applies, we would be subject to U.S. federal income tax and, for taxable years beginning before January 1, 2018, any applicable alternative minimum tax on our taxable income at regular corporate rates. In calculating our taxable income in a year in which we fail to qualify as a REIT, we would not be able to deduct amounts paid out to shareholders. In fact, we would not be required to distribute any amounts to shareholders in that year. In such event, to the extent of our current and accumulated earnings and profits, all distributions to shareholders would be taxable as ordinary income. Subject to certain limitations of the U.S. federal income tax laws, corporate shareholders might be eligible for the dividends received deduction and shareholders taxed at individual rates may be eligible for the reduced U.S. federal income tax rate of 20% on such dividends. Unless we qualified for relief under specific statutory provisions, we also would be disqualified from taxation as a REIT for the four taxable years following the year during which we ceased to qualify as a REIT. We cannot predict whether in all circumstances we would qualify for such statutory relief.

Taxation of Taxable U.S. Shareholders

        As used herein, the term "U.S. shareholder" means a beneficial owner of our shares of beneficial interest that for U.S. federal income tax purposes is:

  •
  a citizen or resident of the United States;

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  a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any of its states or the District of Columbia;

  •
  an estate whose income is subject to U.S. federal income taxation regardless of its source; or

  •
  any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

        If a partnership, entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. If you are a partner in a partnership holding our shares, you are urged to consult your tax advisor regarding the consequences of the ownership and disposition of our shares by the partnership.

        As long as we qualify as a REIT, a taxable U.S. shareholder must generally take into account as ordinary income distributions made out of our current or accumulated earnings and profits that we do not designate as capital gain dividends or retained long-term capital gain. For purposes of determining whether a distribution is made out of our current or accumulated earnings and profits, our earnings and profits will be allocated first to our preferred share dividends and then to our common share dividends. A U.S. shareholder will not qualify for the dividends received deduction generally available to corporations.

        Under the recently enacted Tax Cuts and Jobs Act, which we refer to as the TCJA, for taxable years beginning after December 31, 2017, individuals, trusts, and estates may deduct up to 20% of certain pass-through income, including ordinary REIT dividends that are not "capital gain dividends" or "qualified dividend income," subject to complex limitations. For taxable years beginning before January 1, 2026, the maximum tax rate for U.S. shareholders taxed at individual rates is 37%. For taxpayers qualifying for the full deduction under the TCJA, the effective maximum tax rate on ordinary REIT dividends for taxable years beginning before January 1, 2026 would be 29.6%. In addition, individuals, trusts, and estates whose income exceeds certain thresholds are also subject to a 3.8% Medicare tax on dividends received from us.

        Dividends paid to a U.S. shareholder generally will not qualify for the 20% tax rate for "qualified dividend income." Qualified dividend income generally includes dividends paid to U.S. shareholders taxed at individual rates by domestic C corporations and certain qualified foreign corporations. Because we are not generally subject to U.S. federal income tax on the portion of our REIT taxable income distributed to our shareholders (see "—Taxation of Our Company" above), our dividends generally will not be eligible for the 20% rate on qualified dividend income. As a result, our ordinary REIT dividends will be taxed at a higher tax rate as described above. However, the 20% tax rate for qualified dividend income will apply to our ordinary REIT dividends (1) attributable to dividends received by us from non-REIT corporations, such as our TRS, and (2) to the extent attributable to income upon which we have paid corporate income tax (e.g., to the extent that we distribute less than 100% of our taxable income). In general, to qualify for the reduced tax rate on qualified dividend income, a shareholder must hold our shares for more than 60 days during the 121-day period beginning on the date that is 60 days before the date on which our shares becomes ex-dividend.

        A U.S. shareholder generally will take into account as long-term capital gain any distributions that we designate as capital gain dividends without regard to the period for which the U.S. shareholder has held our shares. We generally will designate our capital gain dividends as either 20% or 25% rate distributions. See "—Capital Gains and Losses." A corporate U.S. shareholder, however, may be required to treat up to 20% of certain capital gain dividends as ordinary income.

        We may elect to retain and pay income tax on the net long-term capital gain that we receive in a taxable year. In that case, to the extent that we designate such amount in a timely notice to such shareholder, a U.S. shareholder would be taxed on its proportionate share of our undistributed long-term capital gain. The U.S. shareholder would receive a credit for its proportionate share of the tax we paid. The U.S. shareholder would increase the basis in its shares of beneficial interest by the amount of its proportionate share of our undistributed long-term capital gain, minus its share of the tax we paid.

        A U.S. shareholder will not incur tax on a distribution in excess of our current and accumulated earnings and profits if the distribution does not exceed the adjusted basis of the U.S. shareholder's shares. Instead, the distribution will reduce the adjusted basis of such shares of beneficial interest. A U.S. shareholder will recognize a distribution in excess of both our current and accumulated earnings and profits and the U.S. shareholder's adjusted tax basis in his or her shares of beneficial interest as long-term capital gain, or short-term capital gain if the shares of beneficial interest have been held for one year or less. In addition, if we declare a distribution in October, November or December of any year that is payable to a U.S. shareholder of record on a specified date in any such month, such distribution shall be treated as both paid by us and received by the U.S. shareholder on December 31 of such year, provided that we actually pay the distribution during January of the following calendar year.

        Shareholders may not include in their individual income tax returns any of our net operating losses or capital losses. Instead, these losses are generally carried over by us for potential offset against our future income. Taxable distributions from us and gain from the disposition of our shares will not be treated as passive activity income and, therefore, shareholders generally will not be able to apply any "passive activity losses," such as losses from certain types of limited partnerships in which the shareholder is a limited partner, against such income. In addition, taxable distributions from us and gain from the disposition of our shares generally will be treated as investment income for purposes of the investment interest limitations. We will notify shareholders after the close of our taxable year as to the portions of the distributions attributable to that year that constitute ordinary income, return of capital and capital gain.

Taxation of U.S. Shareholders on the Disposition of Our Shares

        A U.S. shareholder must generally treat any gain or loss realized upon a taxable disposition of our shares as long-term capital gain or loss if the U.S. shareholder has held the shares for more than one year and otherwise as short-term capital gain or loss. In general, a U.S. shareholder will realize gain or loss in an amount equal to the difference between the sum of the fair market value of any property and the amount of cash received in such disposition and the U.S. shareholder's adjusted tax basis. A shareholder's adjusted tax basis generally will equal the U.S. shareholder's acquisition cost, increased by the excess of net capital gains deemed distributed to the U.S. shareholder (discussed above) less tax deemed paid on such gains and reduced by any returns of capital. However, a U.S. shareholder must treat any loss upon a sale or exchange of shares held by such shareholder for six months or less as a long-term capital loss to the extent of capital gain dividends and any other actual or deemed distributions from us that such U.S. shareholder treats as long-term capital gain. All or a portion of any loss that a U.S. shareholder realizes upon a taxable disposition of our shares may be disallowed if the U.S. shareholder purchases other shares within 30 days before or after the disposition.

Taxation of U.S. Shareholders on a Redemption of Preferred Shares

        A redemption of our preferred shares will be treated under Section 302 of the Code as a distribution that is taxable as dividend income (to the extent of our current or accumulated earnings and profits), unless the redemption satisfies certain tests set forth in Section 302(b) of the Code enabling the redemption to be treated as a sale of the preferred shares (in which case the redemption will be treated in the same manner as a sale described above in "—Taxation of U.S. Shareholders on the Disposition of Our Shares"). The redemption will satisfy such tests if it (1) is "substantially disproportionate" with respect to the U.S. shareholder's interest in our shares, (2) results in a "complete termination" of the U.S. shareholder's interest in all of our classes of shares, or (3) is "not essentially equivalent to a dividend" with respect to the shareholder, all within the meaning of Section 302(b) of the Code. In determining whether any of these tests have been met, shares considered to be owned by the holder by reason of certain constructive ownership rules set forth in the Code, as well as shares actually owned, generally must be taken into account. Because the determination as to whether any of the three alternative tests of Section 302(b) of the Code described above will be satisfied with respect to any particular U.S. shareholder of the preferred shares depends upon the facts and circumstances at the time that the determination must be made, prospective investors are urged to consult their tax advisors to determine such tax treatment. If a redemption of our preferred shares does not meet any of the three tests described above, the redemption proceeds will be treated as a taxable dividend, as described above "—Taxation of Taxable U.S. Shareholders." In that case, a U.S. shareholder's adjusted tax basis in the redeemed preferred shares will be transferred to such U.S. shareholder's remaining shareholdings in us. If the U.S. shareholder does not retain any of our shares, such basis could be transferred to a related person that holds our shares or it may be lost.

        Under proposed Treasury regulations, if any portion of the amount received by a U.S. shareholder on a redemption of any class of our preferred shares is treated as a distribution with respect to our shares but not as a taxable dividend, then such portion will be allocated to all shares of the redeemed class held by the redeemed shareholder just before the redemption on a pro-rata, share-by-share, basis. The amount applied to each share will first reduce the redeemed shareholder's basis in that share and any excess after the basis is reduced to zero will result in taxable gain. If the redeemed shareholder has different bases in its shares, then the amount allocated could reduce some of the basis in certain shares while reducing all the basis and giving rise to taxable gain in others. Thus the redeemed shareholder could have gain even if such shareholder's basis in all its shares of the redeemed class exceeded such portion.

        The proposed Treasury regulations permit the transfer of basis in the redeemed preferred shares to the redeemed shareholder's remaining, unredeemed preferred shares of the same class (if any), but not to any other class of shares held (directly or indirectly) by the redeemed shareholder. Instead, any unrecovered basis in the redeemed preferred shares would be treated as a deferred loss to be recognized when certain conditions are satisfied. The proposed Treasury regulations would be effective for transactions that occur after the date the regulations are published as final Treasury regulations. There can, however, be no assurance as to whether, when and in what particular form such proposed Treasury regulations will ultimately be finalized.

Taxation of U.S. Shareholders on a Conversion of Preferred Shares

        Except as provided below, (1) a shareholder generally will not recognize gain or loss upon the conversion of preferred shares into our common shares, and (2) a shareholder's basis and holding period in our common shares received upon conversion generally will be the same as those of the converted preferred shares (but the basis will be reduced by the portion of adjusted tax basis allocated to any fractional share exchanged for cash). Any of our common shares received in a conversion that are attributable to accumulated and unpaid dividends on the converted preferred shares will be treated as a distribution that is potentially taxable as a dividend. Cash received upon conversion in lieu of a fractional share generally will be treated as a payment in a taxable exchange for such fractional share, and gain or loss will be recognized on the receipt of cash in an amount equal to the difference between the amount of cash received and the adjusted tax basis allocable to the fractional share deemed exchanged. This gain or loss will be long-term capital gain or loss if the U.S. shareholder has held the preferred shares for more than one year at the time of conversion. Shareholders are urged to consult with their tax advisors regarding the U.S. federal income tax consequences of any transaction by which such holder exchanges shares received on a conversion of preferred shares for cash or other property.

Capital Gains and Losses

        A taxpayer generally must hold a capital asset for more than one year for gain or loss derived from its sale or exchange to be treated as long-term capital gain or loss. The highest marginal individual income tax rate currently is 37%. The maximum tax rate on long-term capital gain applicable to taxpayers taxed at individual rates is 20% for sales and exchanges of assets held for more than one year. The maximum tax rate on long-term capital gain from the sale or exchange of "Section 1250 property," or depreciable real property, is 25%, which applies to the lesser of the total amount of the gain or the accumulated depreciation on the Section 1250 property. In addition, capital gains recognized by certain U.S. shareholders that are individuals, estates or trusts whose income exceeds certain thresholds will also be subject to a 3.8% Medicare tax.

        With respect to distributions that we designate as capital gain dividends and any retained capital gain that we are deemed to distribute, we generally may designate whether such a distribution is taxable to our shareholders taxed at individual rates at a 20% or 25% rate. Thus, the tax rate differential between capital gain and ordinary income for those taxpayers may be significant. In addition, the characterization of income as capital gain or ordinary income may affect the deductibility of capital losses. A non-corporate taxpayer may deduct capital losses not offset by capital gains against its ordinary income only up to a maximum annual amount of $3,000. A non-corporate taxpayer may carry forward unused capital losses indefinitely. A corporate taxpayer must pay tax on its net capital gain at ordinary corporate rates. A corporate taxpayer may deduct capital losses only to the extent of capital gains, with unused losses being carried back three years and forward five years.

Taxation of Tax-Exempt Shareholders

        Tax-exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts, generally are exempt from U.S. federal income taxation. However, they are subject to taxation on their unrelated business taxable income, or UBTI. Although many investments in real estate generate UBTI, the IRS has issued a ruling that dividend distributions from a REIT to an exempt employee pension trust do not constitute UBTI so long as the exempt employee pension trust does not otherwise use the shares of beneficial interest in the REIT in an unrelated trade or business of the pension trust. Based on that ruling, amounts that we distribute to tax-exempt shareholders generally should not constitute UBTI. However, if a tax-exempt shareholder were to finance its acquisition of our shares with debt, a portion of the income that it receives from us would constitute UBTI pursuant to the "debt-financed property" rules. Moreover, social clubs, voluntary employee benefit associations, and supplemental unemployment benefit trusts that are exempt from taxation under special provisions of the U.S. federal income tax laws are subject to different UBTI rules, which generally will require them to characterize distributions that they receive from us as UBTI. Finally, in certain circumstances, a qualified employee pension or profit sharing trust that owns more than 10% of our shares of beneficial interest must treat a percentage of the dividends that it receives from us as UBTI. Such percentage is equal to the gross income we derive from an unrelated trade or business, determined as if we were a pension trust, divided by our total gross income for the year in which we pay the dividends. That rule applies to a pension trust holding more than 10% of our shares only if:

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  the percentage of our dividends that the tax-exempt trust must treat as UBTI is at least 5%;

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  we qualify as a REIT by reason of the modification of the rule requiring that no more than 50% of our shares be owned by five or fewer individuals that allows the beneficiaries of the pension trust to be treated as holding our shares in proportion to their actuarial interests in the pension trust; and

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  either:

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  one pension trust owns more than 25% of the value of our shares of beneficial interest; or

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  a group of pension trusts individually holding more than 10% of the value of our shares collectively owns more than 50% of the value of our shares.

Taxation of Non-U.S. Shareholders

        The rules governing U.S. federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships, and other foreign shareholders are complex. This section is only a summary of such rules. We urge non-U.S. shareholders to consult their tax advisors to determine the impact of U.S. federal, state, and local income tax laws on the purchase, ownership and sale of our shares, including any reporting requirements.

        A non-U.S. shareholder that receives a distribution that is not attributable to gain from our sale or exchange of a "United States real property interest," or USRPI, as defined below, and that we do not designate as a capital gain dividend or retained capital gain will recognize ordinary income to the extent that we pay such distribution out of our current or accumulated earnings and profits. A withholding tax equal to 30% of the gross amount of the distribution ordinarily will apply to such distribution unless an applicable tax treaty reduces or eliminates the tax. However, if a distribution is treated as effectively connected with the non-U.S. shareholder's conduct of a U.S. trade or business, the non-U.S. shareholder generally will be subject to U.S. federal income tax on the distribution at graduated rates, in the same manner as U.S. shareholders are taxed with respect to such distribution, and a non-U.S. shareholder that is a corporation also may be subject to the 30% branch profits tax with respect to that distribution. We plan to withhold U.S. income tax at the rate of 30% on the gross amount of any such distribution paid to a non-U.S. shareholder unless either:

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  a lower treaty rate applies and the non-U.S. shareholder files an IRS Form W-8BEN or W-8BEN-E evidencing eligibility for that reduced rate with us; or

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  the non-U.S. shareholder files an IRS Form W-8ECI with us claiming that the distribution is effectively connected income.

        Subject to special rules for distributions that are attributable to gain from our sale or exchange of a USRPI as discussed below, a non-U.S. shareholder will not incur tax on a distribution in excess of our current and accumulated earnings and profits if the excess portion of such distribution does not exceed the adjusted basis of its shares. Instead, the excess portion of such distribution will reduce the adjusted basis of such shares. A non-U.S. shareholder will be subject to tax to the extent a distribution exceeds both our current and accumulated earnings and profits and the adjusted basis of its shares, if the non-U.S. shareholder otherwise would be subject to tax on gain from the sale or disposition of its shares, as described below. Because we generally cannot determine at the time we make a distribution whether the distribution will exceed our current and accumulated earnings and profits, we normally will withhold tax on the entire amount of any distribution at the same rate as we would withhold on a dividend. However, a non-U.S. shareholder may claim a refund of amounts that we withhold if we later determine that a distribution in fact exceeded our current and accumulated earnings and profits. In addition, because we cannot generally determine whether a non-U.S. shareholder is subject to tax on gain from the sale or disposition of our shares, we may withhold 15% of any distribution that exceeds our current and accumulated earnings and profits. Consequently, although we intend to withhold at a rate of 30% on the entire amount of any distribution, to the extent that we do not do so, we may withhold at a rate of 15% on any portion of a distribution not subject to withholding at a rate of 30%.

        For any year in which we qualify as a REIT, a non-U.S. shareholder will incur tax on distributions that are attributable to gain from our sale or exchange of a USRPI under the Foreign Investment in Real Property Act of 1980, or FIRPTA. A USRPI includes certain interests in real property and stock in corporations at least 50% of whose assets consist of interests in real property. Under FIRPTA, a non-U.S. shareholder is taxed on distributions attributable to gain from sales of USRPIs as if such gain were effectively connected with a U.S. business of the non-U.S. shareholder. A non-U.S. shareholder thus would be taxed on such a distribution at the normal capital gains rates applicable to U.S. shareholders, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of a nonresident alien individual. A non-U.S. corporate shareholder not entitled to treaty relief or exemption also may be subject to the 30% branch profits tax on such a distribution. We would be required to withhold 21% of any distribution that we could designate as a capital gain dividend. A non-U.S. shareholder may receive a credit against its tax liability for the amount we withhold.

        Capital gain distributions on our shares that are attributable to our sale of USRPIs will be treated as ordinary dividends rather than as gain from the sale of a USRPI, as long as (1)(a) the applicable class of our shares is regularly traded on an established securities market in the United States and (b) the non-U.S. shareholder did not own more than 10% of the applicable class of our shares at any time during the one-year period preceding the distribution or (2) the non-U.S. shareholder was treated as a "qualified shareholder" or "qualified foreign pension fund," as discussed below. As a result, non-U.S. shareholders owning 10% or less of the applicable class of our shares generally would be subject to withholding tax on such capital gain distributions in the same manner as they are subject to withholding tax on ordinary dividends. If the applicable class of our shares is not regularly traded on an established securities market in the United States or the non-U.S. shareholder owned more than 10% of the applicable class of our shares at any time during the one-year period preceding the distribution, capital gain distributions that are attributable to our sale of real property would be subject to tax under FIRPTA, as described in the preceding paragraph. Moreover, if a non-U.S. shareholder disposes of our shares during the 30-day period preceding a dividend payment, and such non-U.S. shareholder (or a person related to such non-U.S. shareholder) acquires or enters into a contract or option to acquire our shares within 61 days of the first day of the 30-day period described above, and any portion of such dividend payment would, but for the disposition, be treated as a USRPI gain to such non-U.S. shareholder, then such non-U.S. shareholder shall be treated as having USRPI gain in an amount that, but for the disposition, would have been treated as USRPI gain.

        Non-U.S. shareholders could incur tax under FIRPTA with respect to gain realized upon a disposition of our shares if we are a United States real property holding corporation during a specified testing period. If at least 50% of a REIT's assets are United States real property interests, then the REIT will be a United States real property holding corporation. We believe that we are a United States real property holding corporation based on our investment strategy. However, if we are a United States real property holding corporation, a non-U.S. shareholder generally would not incur tax under FIRPTA on gain from the sale of our shares if we are a "domestically controlled qualified investment entity." A domestically controlled qualified investment entity includes a REIT in which, at all times during a specified testing period, less than 50% in value of its shares are held directly or indirectly by non-U.S. shareholders. We cannot assure you that this test will be met.

        If the applicable class of our shares is regularly traded on an established securities market, an additional exception to the tax under FIRPTA is available, even if we do not qualify as a domestically controlled qualified investment entity at the time the non-U.S. shareholder sells the applicable class of our shares. Under that exception, the gain from such a sale by such a non-U.S. shareholder will not be subject to tax under FIRPTA if:

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  the applicable class of our shares is treated as being regularly traded under applicable Treasury regulations on an established securities market; and

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  the non-U.S. shareholder owned, actually or constructively, 10% or less of the applicable class of our shares at all times during a specified testing period.

        As noted above, we believe that our common shares, Series C Preferred Shares and Series D Preferred Shares currently are treated as being regularly traded on an established securities market.

        If the gain on the sale of our shares were taxed under FIRPTA, a non-U.S. shareholder would be taxed on that gain in the same manner as U.S. shareholders, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals. Furthermore, a non-U.S. shareholder generally will incur tax on gain not subject to FIRPTA if:

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  the gain is effectively connected with the non-U.S. shareholder's U.S. trade or business, in which case the non-U.S. shareholder will be subject to the same treatment as U.S. shareholders with respect to such gain (and a corporate non-U.S. shareholder may incur an additional 30% branch profits tax on the after tax amount of such gain); or

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  the non-U.S. shareholder is a nonresident alien individual who was present in the U.S. for 183 days or more during the taxable year and has a "tax home" in the United States, in which case the non-U.S. shareholder will incur a 30% tax on his or her capital gains.

        Qualified Shareholders.    Subject to the exception discussed below, any distribution to a "qualified shareholder" who holds REIT stock directly or indirectly (through one or more partnerships) will not be subject to U.S. tax as income effectively connected with a U.S. trade or business and thus will not be subject to special withholding rules under FIRPTA. While a "qualified shareholder" will not be subject to FIRPTA withholding on REIT distributions, the portion of REIT distributions attributable to certain investors in a "qualified shareholder" (i.e., non-U.S. persons who hold interests in the "qualified shareholder" (other than interests solely as a creditor), and hold more than 10% of the stock of such REIT (whether or not by reason of the investor's ownership in the "qualified shareholder")) may be subject to FIRPTA withholding. REIT distributions received by a "qualified shareholder" that are exempt from FIRPTA withholding may still be subject to regular U.S. withholding tax.

        In addition, a sale of our shares by a "qualified shareholder" who holds such shares directly or indirectly (through one or more partnerships) will not be subject to U.S. federal income taxation under FIRPTA. As with distributions, the portion of amounts realized attributable to certain investors in a "qualified shareholder" (i.e., non-U.S. persons who hold interests in the "qualified shareholder" (other than interests solely as a creditor), and hold more than 10% of the stock of such REIT (whether or not by reason of the investor's ownership in the "qualified shareholder")) may be subject to U.S. federal income taxation and FIRPTA withholding on a sale of our shares.

        A qualified shareholder is a foreign person that (1) either is eligible for the benefits of a comprehensive income tax treaty which includes an exchange of information program and whose principal class of interests is listed and regularly traded on one or more recognized stock exchanges (as defined in such comprehensive income tax treaty), or is a foreign partnership that is created or organized under foreign law as a limited partnership in a jurisdiction that has an agreement for the exchange of information with respect to taxes with the United States and has a class of limited partnership units representing greater than 50% of the value of all the partnership units that is regularly traded on the NYSE or NASDAQ markets, (2) is a qualified collective investment vehicle (defined below), and (3) maintains records on the identity of each person who, at any time during the foreign person's taxable year, is the direct owner of 5% or more of the class of interests or units (as applicable) described in (1), above.

        A qualified collective investment vehicle is a foreign person that (1) would be eligible for a reduced rate of withholding under the comprehensive income tax treaty described above, even if such entity holds more than 10% of the stock of such REIT, (2) is publicly traded, is treated as a partnership under the Code, is a withholding foreign partnership, and would be treated as a "United States real property holding corporation" if it were a domestic corporation, or (3) is designated as such by the Secretary of the Treasury and is either (a) fiscally transparent within the meaning of section 894, or (b) required to include dividends in its gross income, but is entitled to a deduction for distributions to its investors.

        Qualified Foreign Pension Funds.    A "qualified foreign pension fund" (and any entity all of the interests of which are held by a "qualified foreign pension fund") is not subject to FIRPTA. Thus, none of our distributions to a qualified foreign pension fund will be subject to U.S. federal income tax or withholding under FIRPTA (provided that the qualified foreign pension fund will have to properly certify its status as such to avoid FIRPTA withholding). However, REIT distributions received by a qualified foreign pension fund that are exempt from FIRPTA withholding may still be subject to regular U.S. federal income tax and withholding. In addition, a sale of our shares by a qualified foreign pension fund that holds such shares will not be subject to U.S. federal income taxation and withholding under FIRPTA.

        A qualified foreign pension fund is any trust, corporation, or other organization or arrangement (1) which is created or organized under the law of a country other than the United States, (2) which is established to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (or persons designated by such employees) of one or more employers in consideration for services rendered, (3) which does not have a single participant or beneficiary with a right to more than 5% of its assets or income, (4) which is subject to government regulation and with respect to which annual information about its beneficiaries is provided, or is otherwise available, to the relevant tax authorities in the country in which it is established or operates, and (5) with respect to which, under the laws of the country in which it is established or operates, (a) contributions to such organization or arrangement that would otherwise be subject to tax under such laws are deductible or excluded from the gross income of such entity or taxed at a reduced rate, or (b) taxation of any investment income of such organization or arrangement is deferred or such income is taxed at a reduced rate.

        FATCA Withholding.    Under legislation referred to as the Foreign Account Tax Compliance Act, or FATCA, a U.S. withholding tax at a 30% rate will be imposed on dividends paid on our shares received by certain non-U.S. shareholders if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. In addition, for taxable years beginning after December 31, 2018, if those disclosure requirements are not satisfied, a U.S. withholding tax at a 30% rate will be imposed on proceeds from the sale of our shares received by certain non-U.S. shareholders. If payment of withholding taxes is required, non-U.S. shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. withholding taxes with respect of such dividends and proceeds will be required to seek a refund from the IRS to obtain the benefit or such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

Information Reporting Requirements and Backup Withholding, Shares Held Offshore

        We will report to our shareholders and to the IRS the amount of distributions we pay during each calendar year, and the amount of tax we withhold, if any. Under the backup withholding rules, a shareholder may be subject to backup withholding with respect to distributions unless the holder:

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  is a corporation or qualifies for certain other exempt categories and, when required, demonstrates this fact; or

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  provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with the applicable requirements of the backup withholding rules.

        A shareholder who does not provide us with its correct taxpayer identification number also may be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability. In addition, we may be required to withhold a portion of capital gain distributions to any shareholders who fail to certify their non-foreign status to us.

        Backup withholding will generally not apply to payments of dividends made by us or our paying agents, in their capacities as such, to a non-U.S. shareholder provided that the non-U.S. shareholder furnishes to us or our paying agent the required certification as to its non-U.S. status, such as providing a valid IRS Form W-8BEN, Form W-8BEN-E or Form W-8ECI, or certain other requirements are met. Notwithstanding the foregoing, backup withholding may apply if either we or our paying agent has actual knowledge, or reason to know, that the holder is a U.S. person that is not an exempt recipient. Payments of the net proceeds from a disposition or a redemption effected outside the U.S. by a non-U.S. shareholder made by or through a foreign office of a broker generally will not be subject to information reporting or backup withholding. However, information reporting (but not backup withholding) generally will apply to such a payment if the broker has certain connections with the U.S. unless the broker has documentary evidence in its records that the beneficial owner is a non-U.S. shareholder and specified conditions are met or an exemption is otherwise established. Payment of the net proceeds from a disposition by a non-U.S. shareholder of our shares made by or through the U.S. office of a broker is generally subject to information reporting and backup withholding unless the non-U.S. shareholder certifies under penalties of perjury that it is not a U.S. person and satisfies certain other requirements, or otherwise establishes an exemption from information reporting and backup withholding.

        Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the shareholder's U.S. federal income tax liability if certain required information is furnished to the IRS. Shareholders are urged consult their tax advisors regarding application of backup withholding to them and the availability of, and procedure for obtaining an exemption from, backup withholding.

        In addition, under FATCA, a U.S. withholding tax at a 30% rate will be imposed on dividends paid to U.S. shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. In addition, for taxable years beginning after December 31, 2018, if those disclosure requirements are not satisfied, a U.S. withholding tax at a 30% rate will be imposed on proceeds from the sale of our shares received by U.S. shareholders who own our shares through foreign accounts or foreign intermediaries. We will not pay any additional amounts in respect of any amounts withheld.

Tax Aspects of Our Investments in Our Operating Partnership and Subsidiary Partnerships

        The following discussion summarizes certain U.S. federal income tax considerations applicable to our direct or indirect investments in our operating partnership and any subsidiary partnerships or limited liability companies that we form or acquire (each individually a "Partnership" and, collectively, the "Partnerships"). The discussion does not cover state or local tax laws or any U.S. federal tax laws other than income tax laws.

        Classification as Partnerships.    We are entitled to include in our income our distributive share of each Partnership's income and to deduct our distributive share of each Partnership's losses only if such Partnership is classified for U.S. federal income tax purposes as a partnership (or an entity that is disregarded for U.S. federal income tax purposes if the entity has only one owner or member) rather than as a corporation or an association taxable as a corporation. An unincorporated entity with at least two owners or members will be classified as a partnership, rather than as a corporation, for U.S. federal income tax purposes if it:

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  is treated as a partnership under the Treasury regulations relating to entity classification (the "check-the-box regulations"); and

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  is not a "publicly traded" partnership.

        Under the check-the-box regulations, an unincorporated entity with at least two owners or members may elect to be classified either as an association taxable as a corporation or as a partnership. If such an entity fails to make an election, it generally will be treated as a partnership (or an entity that is disregarded for U.S. federal income tax purposes if the entity has only one owner or member) for U.S. federal income tax purposes. Each Partnership intends to be classified as a partnership for U.S. federal income tax purposes and no Partnership will elect to be treated as an association taxable as a corporation under the check-the-box regulations.

        A publicly traded partnership is a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof. A publicly traded partnership will not, however, be treated as a corporation for any taxable year if, for each taxable year beginning after December 31, 1987 in which it was classified as a publicly traded partnership, 90% or more of the partnership's gross income for such year consists of certain passive-type income, including real property rents, gains from the sale or other disposition of real property, interest, and dividends, or (the "90% passive income exception"). Treasury regulations (the "PTP regulations") provide limited safe harbors from the definition of a publicly traded partnership. Pursuant to one of those safe harbors (the "private placement exclusion"), interests in a partnership will not be treated as readily tradable on a secondary market or the substantial equivalent thereof if (1) all interests in the partnership were issued in a transaction or transactions that were not required to be registered under the Securities Act and (2) the partnership does not have more than 100 partners at any time during the partnership's taxable year. In determining the number of partners in a partnership, a person owning an interest in a partnership, grantor trust, or S corporation that owns an interest in the partnership is treated as a partner in such partnership only if (1) substantially all of the value of the owner's interest in the entity is attributable to the entity's direct or indirect interest in the partnership and (2) a principal purpose of the use of the entity is to permit the partnership to satisfy the 100-partner limitation. Each Partnership is expected to qualify for the private placement exclusion in the foreseeable future. Additionally, if our operating partnership were a publicly traded partnership, we believe that our operating partnership would have sufficient qualifying income to satisfy the 90% passive income exception and thus would continue to be taxed as a partnership for U.S. federal income tax purposes.

        We have not requested, and do not intend to request, a ruling from the IRS that the Partnerships will be classified as partnerships for U.S. federal income tax purposes. If for any reason a Partnership were taxable as a corporation, rather than as a partnership, for U.S. federal income tax purposes, we likely would not be able to qualify as a REIT unless we qualified for certain relief provisions. See "—Gross Income Tests" and "—Asset Tests." In addition, any change in a Partnership's status for tax purposes might be treated as a taxable event, in which case we might incur tax liability without any related cash distribution. See "—Distribution Requirements." Further, items of income and deduction of such Partnership would not pass through to its partners, and its partners would be treated as shareholders for tax purposes. Consequently, such Partnership would be required to pay income tax at corporate rates on its net income, and distributions to its partners would constitute dividends that would not be deductible in computing such Partnership's taxable income.

Income Taxation of the Partnerships and their Partners

        Partners, Not the Partnerships, Subject to Tax.    A partnership is not a taxable entity for U.S. federal income tax purposes. Rather, we are required to take into account our allocable share of each Partnership's income, gains, losses, deductions, and credits for any taxable year of such Partnership ending within or with our taxable year, without regard to whether we have received or will receive any distribution from such Partnership. For taxable years beginning after December 31, 2017, however, the tax liability for adjustments to a Partnership's tax returns made as a result of an audit by the IRS will be imposed on the Partnership itself in certain circumstances absent an election to the contrary.

        Partnership Allocations.    Although a partnership agreement generally will determine the allocation of income and losses among partners, such allocations will be disregarded for tax purposes if they do not comply with the provisions of the U.S. federal income tax laws governing partnership allocations. If an allocation is not recognized for U.S. federal income tax purposes, the item subject to the allocation will be reallocated in accordance with the partners' interests in the partnership, which will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. Each Partnership's allocations of taxable income, gain, and loss are intended to comply with the requirements of the U.S. federal income tax laws governing partnership allocations.

        Tax Allocations With Respect to Our Properties.    Income, gain, loss, and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated in a manner such that the contributing partner is charged with, or benefits from, respectively, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of such unrealized gain or unrealized loss ("built-in gain" or "built-in loss") is generally equal to the difference between the fair market value of the contributed property at the time of contribution and the adjusted tax basis of such property at the time of contribution (a "book-tax difference"). Any property purchased by our operating partnership for cash initially will have an adjusted tax basis equal to its fair market value, resulting in no book-tax difference. In the future, however, our operating partnership may admit partners in exchange for a contribution of appreciated or depreciated property, resulting in book-tax differences. Such allocations are solely for U.S. federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners. The Treasury has issued regulations requiring partnerships to use a "reasonable method" for allocating items with respect to which there is a book-tax difference and outlining several reasonable allocation methods. Under certain available methods, the carryover basis of contributed properties in the hands of our operating partnership (1) would cause us to be allocated lower amounts of depreciation deductions for tax purposes than would be allocated to us if all contributed properties were to have a tax basis equal to their fair market value at the time of the contribution and (2) in the event of a sale of such properties, could cause us to be allocated taxable gain in excess of the economic or book gain allocated to us as a result of such sale, with a corresponding benefit to the contributing partners. An allocation described in (2) above might cause us to recognize taxable income in excess of cash proceeds in the event of a sale or other disposition of property, which might adversely affect our ability to comply with the REIT distribution requirements and may result in a greater portion of our distributions being taxed as dividends.

        Basis in Partnership Interest.    Our adjusted tax basis in our partnership interest in our operating partnership generally is equal to:

  •
  the amount of cash and the basis of any other property contributed by us to our operating partnership;

  •
  increased by our allocable share of our operating partnership's income and our allocable share of indebtedness of our operating partnership; and

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  reduced, but not below zero, by our allocable share of our operating partnership's loss and the amount of cash distributed to us, and by constructive distributions resulting from a reduction in our share of indebtedness of our operating partnership.

        If the allocation of our distributive share of our operating partnership's loss would reduce the adjusted tax basis of our partnership interest below zero, the recognition of such loss will be deferred until such time as the recognition of such loss would not reduce our adjusted tax basis below zero. To the extent that our operating partnership's distributions, or any decrease in our share of the indebtedness of our operating partnership, which is considered a constructive cash distribution to the partners, reduce our adjusted tax basis below zero, such distributions will constitute taxable income to us. Such distributions and constructive distributions normally will be characterized as long-term capital gain.

        Depreciation Deductions Available to our Operating Partnership.    To the extent that our operating partnership acquires its hotels in exchange for cash, its initial basis in such hotels for U.S. federal income tax purposes generally was or will be equal to the purchase price paid by our operating partnership. Our operating partnership's initial basis in hotels acquired in exchange for units in our operating partnership should be the same as the transferor's basis in such hotels on the date of acquisition by our operating partnership. Although the law is not entirely clear, our operating partnership generally will depreciate such depreciable hotel property for U.S. federal income tax purposes over the same remaining useful lives and under the same methods used by the transferors. Our operating partnership's tax depreciation deductions will be allocated among the partners in accordance with their respective interests in our operating partnership, except to the extent that our operating partnership is required under the U.S. federal income tax laws governing partnership allocations to use a method for allocating tax depreciation deductions attributable to contributed properties that results in our receiving a disproportionate share of such deductions.

Sale of a Partnership's Property

        Generally, any gain realized by a Partnership on the sale of property held by the Partnership for more than one year will be long-term capital gain, except for any portion of such gain that is treated as depreciation or cost recovery recapture. Any gain or loss recognized by a Partnership on the disposition of contributed properties will be allocated first to the partners of the Partnership who contributed such properties to the extent of their built-in gain or loss on those properties for U.S. federal income tax purposes. The partners' built-in gain or loss on such contributed properties will equal the difference between the partners' proportionate share of the book value of those properties and the partners' tax basis allocable to those properties at the time of the contribution. Any remaining gain or loss recognized by the Partnership on the disposition of the contributed properties, and any gain or loss recognized by the Partnership on the disposition of the other properties, will be allocated among the partners in accordance with their respective percentage interests in the Partnership.

        Our share of any gain realized by a Partnership on the sale of any property held by the Partnership as inventory or other property held primarily for sale to customers in the ordinary course of the Partnership's trade or business will be treated as income from a prohibited transaction that is subject to a 100% penalty tax. Such prohibited transaction income also may have an adverse effect upon our ability to satisfy the income tests for REIT status. See "—Gross Income Tests." We do not presently intend to acquire or hold or to allow any Partnership to acquire or hold any property that represents inventory or other property held primarily for sale to customers in the ordinary course of our or such Partnership's trade or business.

Legislative or Other Actions Affecting REITs

        The present U.S. federal income tax treatment of REITs may be modified, possibly with retroactive effect, by legislative, judicial or administrative action at any time. The REIT rules are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department which may result in statutory changes as well as revisions to regulations and interpretations. The TCJA significantly changed the U.S. federal income tax laws applicable to businesses and their owners, including REITs and their shareholders. Technical corrections or other amendments to the TCJA or administrative guidance interpreting the TCJA may be forthcoming at any time. We cannot predict the long-term effect of the TCJA or any future law changes on REITs and their shareholders. Prospective shareholders are urged to consult with their tax advisors regarding the effect of potential changes to the U.S. federal tax laws on an investment in our securities.

Accounting Treatment

        Pebblebrook prepares its financial statements in accordance with GAAP. The mergers will be accounted for by applying the acquisition method, which requires the identification of the acquirer, the determination of the acquisition date, the recognition and measurement, at fair value, of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the consolidated subsidiaries of the acquiree and recognition and measurement of goodwill or a gain from a bargain purchase.

Exchange Fund

        Pebblebrook has designated Equiniti Trust Company as the exchange agent for the payment of the merger consideration. Prior to the effective time of the partnership merger, Pebblebrook or Merger Sub will deposit, or cause to be deposited, with the exchange agent (i) evidence of the Pebblebrook common shares, Pebblebrook Series E preferred shares and Pebblebrook Series F preferred shares in book-entry form issuable pursuant to the merger agreement equal to the aggregate common share consideration (excluding any consideration for fractional shares, which we refer to as fractional share consideration), the Series I preferred share merger consideration and the Series J preferred share merger consideration and (ii) cash in immediately available funds in an amount sufficient to pay the aggregate cash consideration and fractional share consideration, which we refer to, collectively, as the exchange fund.

        In the event the exchange fund is insufficient to pay the cash consideration and fractional share consideration and any applicable dividends, Pebblebrook will, or will cause Merger Sub to, promptly deposit additional funds with the exchange agent in an amount which is equal to the deficiency in the amount required to make such payment.

        Pebblebrook will cause the exchange agent to make, and the exchange agent will make, delivery of the merger consideration, including payment of the fractional share consideration, the Series I preferred share merger consideration and the Series J preferred share merger consideration, in accordance with the merger agreement, out of the exchange fund in accordance with the merger agreement.

Dividends and Distributions

        The merger agreement permits the authorization, declaration and payment by Pebblebrook of regular quarterly dividends and by Pebblebrook OP of regular quarterly distributions, payable in accordance with past practice at a quarterly rate not to exceed (i) $0.38 per Pebblebrook common share and unit, (ii) $0.40625 per Pebblebrook Series C preferred share and unit and (iii) $0.39844 per Pebblebrook Series D preferred share and unit, as well as any distribution that is required to maintain its REIT qualification or to avoid the incurrence of U.S. federal income or excise tax.

        The merger agreement permits the authorization, declaration and payment by LaSalle of regular quarterly dividends and by LaSalle OP of regular distributions, payable in accordance with past practice at a quarterly rate not to exceed (i) $0.3984375 per LaSalle Series I preferred share and unit, (ii) $0.39375 per LaSalle Series J preferred share and unit and (iii) any distribution that is required to maintain its REIT qualification or to avoid the imposition of federal income or excise tax with any payment of distributions pursuant to this clause (iii) resulting in a reduction in the merger consideration as described in "The Merger Agreement—Treatment of LaSalle Common Shares, LaSalle Preferred Shares, LaSalle Restricted Shares, LaSalle Performance Shares and LaSalle Deferred Shares—Adjustments to Merger Consideration".

Listing of Pebblebrook Common Shares, Pebblebrook Series E Preferred Shares and Pebblebrook Series F Preferred Shares

        It is a condition to each party's obligation to complete the mergers that the Pebblebrook common shares and the Pebblebrook preferred shares issued pursuant to the merger agreement be approved for listing on the NYSE, subject to official notice of issuance. Pebblebrook has agreed to use its reasonable best efforts to have the application for the listing of the Pebblebrook common shares, Pebblebrook Series E preferred shares and Pebblebrook Series F preferred shares accepted by the NYSE as promptly as is practicable.

Delisting and Deregistration of LaSalle Common Shares, LaSalle Series I Preferred Shares and LaSalle Series J Preferred Shares

        After the company merger is completed, the LaSalle common shares, LaSalle Series I preferred shares and LaSalle Series J preferred shares currently listed on the NYSE will cease to be listed on the NYSE and will be deregistered under the Exchange Act.

THE MERGER AGREEMENT

        This section of this joint proxy statement/prospectus summarizes the material provisions of the merger agreement, which is attached as Annex A to this joint proxy statement/prospectus and is incorporated herein by reference.

        This summary may not contain all of the information about the merger agreement that is important to you. Pebblebrook and LaSalle urge you to carefully read the full text of the merger agreement because it is the legal document that governs the mergers. The merger agreement is not intended to provide you with any factual information about Pebblebrook or LaSalle. In particular, the assertions embodied in the representations and warranties contained in the merger agreement (and summarized below) are qualified by information each of Pebblebrook and LaSalle filed with the SEC prior to the effective date of the merger agreement, as well as by certain disclosure schedules each of the parties delivered to the other in connection with the signing of the merger agreement, which modify, qualify and create exceptions to the representations and warranties set forth in the merger agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may apply contractual standards of materiality in a way that is different from what may be viewed as material by investors or that is different from standards of materiality generally applicable under the U.S. federal securities laws or may not be intended as statements of fact, but rather as a way of allocating risk among the parties to the merger agreement. The representations and warranties and other provisions of the merger agreement and the description of such provisions in this joint proxy statement/prospectus should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and filings that each of Pebblebrook and LaSalle file with the SEC and the other information in this joint proxy statement/prospectus. See "Where You Can Find More Information and Incorporation by Reference" beginning on page 252.

        Each of Pebblebrook and LaSalle acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, each of them is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this joint proxy statement/prospectus not misleading.

Structure

The Partnership Merger

        At the effective time of the partnership merger, Merger OP will be merged with and into LaSalle OP and the separate existence of Merger OP will cease. LaSalle OP will continue as the surviving partnership in the partnership merger as a wholly owned subsidiary of Pebblebrook OP. At the effective time of the partnership merger, all of the properties, rights, privileges, powers and franchises of LaSalle OP and Merger OP will vest in the surviving partnership, and all debts, liabilities, duties and obligations of LaSalle OP and Merger OP will become the debts, liabilities, duties and obligations of the surviving partnership.

The Company Merger

        At the effective time of the company merger, which will occur immediately after the effective time of the partnership merger, LaSalle will be merged with and into Merger Sub and the separate existence of LaSalle will cease. Merger Sub will continue as the surviving entity in the company merger as a wholly owned subsidiary of Pebblebrook. At the effective time of the company merger, all of the properties, rights, privileges, powers and franchises of LaSalle and Merger Sub will vest in the surviving entity, and all debts, liabilities, duties and obligations of LaSalle and Merger Sub will become the debts, liabilities, duties and obligations of the surviving entity. Following the completion of the company merger, LaSalle common shares will no longer be traded on the NYSE and will be deregistered under the Exchange Act.

Effective Times; Closing Date

        Unless Pebblebrook and LaSalle agree otherwise, the parties are required to complete the mergers no later than the third business day after satisfaction or waiver of all the conditions described under "—Conditions to the Mergers" below. The partnership merger will become effective on the date and time at which a certificate of merger has been filed by the parties with the DSOS, or at such other date and time agreed between the parties to the merger agreement. The company merger will become effective immediately after the effective time of the partnership merger and on the date and time at which articles of merger have been filed by the parties with, and accepted for record by, the SDAT or at such other date and time agreed between the parties to the merger agreement. Unless otherwise agreed, the parties to the merger agreement will cause the effective time of the partnership merger and the effective time of the company merger to occur on the closing date.

Organizational Documents

        At the effective time of the partnership merger, the limited partnership agreement of LaSalle OP will be amended and restated in the form set forth on Exhibit A of the merger agreement and will be the limited partnership agreement of the surviving partnership, until amended in accordance with the provisions thereof and applicable law.

        At the effective time of the company merger, the articles of organization and limited liability company agreement of Merger Sub, as in effect immediately prior to the effective time of the company merger, will be the articles of organization and limited liability company agreement of the surviving entity, until amended in accordance with the provisions thereof and applicable law.

General Partner and Limited Partners

        Following the effective time of the partnership merger, Merger OP GP will be the sole general partner of the surviving partnership and Pebblebrook OP will be the sole limited partner of the surviving partnership.

        Following the effective time of the company merger, Pebblebrook will be the sole member of the surviving entity. From and after the effective time of the company merger, the officers of Merger Sub immediately prior to the effective time of the company merger will be the officers of the surviving entity.

Treatment of LaSalle Common Shares, LaSalle Preferred Shares, LaSalle Restricted Shares, LaSalle Performance Shares and LaSalle Deferred Shares

LaSalle Common Shares

        At the effective time of the company merger, pursuant to the terms of the merger agreement, (i) each issued and outstanding LaSalle common share will be converted into the right to receive, at the election of the holder: (a) 0.92, which we refer to as the exchange ratio, validly issued, fully paid and nonassessable Pebblebrook common shares or (b) $37.80 in cash, which we refer to as the cash consideration, subject to certain adjustments and to any applicable withholding tax. The maximum number of LaSalle common shares eligible to be converted into the right to receive the cash consideration will be equal to 30% of the aggregate number of LaSalle common shares issued and outstanding immediately prior to the effective time of the mergers. LaSalle common shares held by Pebblebrook will be excluded from the cash election in the company merger, effectively increasing the maximum cash shares to approximately 33% of the aggregate number of LaSalle common shares outstanding immediately prior to the effective time of the company merger.

        In lieu of the issuance of any fractional share of Pebblebrook common shares to which a LaSalle shareholder would otherwise be entitled, LaSalle shareholders will be entitled to receive an amount in cash, without interest, equal to such fractional part of a Pebblebrook common share multiplied by the volume weighted average price of Pebblebrook common shares for a five trading day period, starting with the opening of trading on the first trading day of such period to the closing of the second to last trading day prior to the closing date of the company merger, as reported by Bloomberg, which we refer to as the fractional share consideration.

        From and after the effective time of the company merger, all LaSalle common shares will no longer be outstanding and will automatically be converted and no longer exist, and each holder of LaSalle common shares will cease to have any rights with respect thereto, except the right to receive the merger consideration for such LaSalle common shares upon the exchange of such LaSalle common shares in accordance with the merger agreement, including the right to receive the fractional share consideration in lieu of fractional Pebblebrook common shares. Subject to the terms of the merger agreement, the issuance of the merger consideration will be subject to the restrictions on ownership and transfer set forth in Pebblebrook's declaration of trust.

Restricted Shares

        Immediately prior to the effective time of the company merger, each outstanding restricted LaSalle common share will vest and all restrictions thereon will lapse, and each such share will be converted into the right to submit an election and receive the merger consideration.

Performance Shares

        Immediately prior to the effective time of the company merger, each outstanding LaSalle performance award will automatically become earned and vested with respect to 180% of the target number of LaSalle common shares subject to such LaSalle performance share award agreement, and each such LaSalle common share will be cancelled and each holder thereof will have the right to submit an election and receive the merger consideration.

Deferred Shares

        Immediately prior to the effective time of the company merger, each outstanding award of deferred LaSalle common shares will be cancelled and each holder thereof will have the right to submit an election and receive the merger consideration for the number of LaSalle common shares subject to such award (prior to its cancellation).

Election Procedures

        LaSalle common shareholders who hold their LaSalle common shares in "street name" (i.e., through a bank, brokerage firm or other nominee) will receive instructions from their bank, brokerage firm or other nominee as to how to submit a form of election. That election deadline may be earlier than November 26, 2018, therefore LaSalle common shareholders should carefully read any materials received from their bank, brokerage firm or other nominee, and should follow the procedures established by their bank, brokerage firm or other nominee in order to make an election.

        Each holder of record of LaSalle common shares (i.e., holding directly through LaSalle's transfer agent) (other than excluded shares) issued and outstanding at the close of business on the record date, and each holder of restricted LaSalle common shares, performance share awards and deferred share awards, which we refer to collectively as LaSalle compensatory awards, will have the right to submit an election prior to 5:00 p.m., Eastern Time, on November 26, 2018, which is the business day immediately prior to the LaSalle special meeting, which we refer to as the election deadline.

        Concurrently with the mailing of this joint proxy statement/prospectus, which we refer to as the mailing date, LaSalle will mail an election form to the record holders of LaSalle common shares and

LaSalle compensatory awards as of the record date. Holders of LaSalle common shares (other than excluded shares) or holders of LaSalle compensatory awards on the LaSalle record date who hold such LaSalle common shares as nominees, trustees or in other representative capacities may submit a separate election form before the election deadline with respect to each beneficial owner for whom such nominee, trustee or representative holds such LaSalle common share.

        Each election form will permit the record holder of LaSalle common shares and the holder of LaSalle compensatory awards to make an election for (i) the cash consideration, which we refer to as the cash election, and the LaSalle common shares that are subject to the cash election, the cash election shares, or (ii) the common share consideration, which we refer to as the share election, and the LaSalle common shares that are subject to the share election, the share election shares.

        Any election made by a record holder will be deemed properly made only if the exchange agent actually receives, by the election deadline, a properly completed election form, together with the applicable certificate if such shares are evidenced by a certificate, and in the case of an election in respect of any such shares that are in book-entry form, the holders have followed the instructions set forth in the election form.

        An election may be revoked by a record holder by delivering written notice to the exchange agent prior to the election deadline. If an election is revoked, the LaSalle common shares subject to such revoked election will be deemed to have made a common share election unless a new election is made prior to the election deadline. After an election is made by a record holder, any subsequent transfer of the LaSalle common shares by the record holder subject to such election shall automatically revoke such election.

        Each LaSalle common share eligible to receive the merger consideration for which an election is not properly made by the election deadline will be deemed to have made a share election and will only be entitled to receive the common share consideration.

Proration

        Under the terms of the merger agreement, LaSalle common shares that are eligible to receive the cash consideration are subject to proration. The maximum number of LaSalle common shares eligible to be converted into the right to receive the cash consideration, which we refer to as the maximum cash shares, is equal to 30% of the aggregate number of LaSalle common shares issued and outstanding immediately prior to the effective time of the company merger (including LaSalle common shares relating to the LaSalle compensatory awards that become or are deemed to be issued or outstanding). LaSalle common shares held by Pebblebrook will be excluded from the cash election in the company merger, effectively increasing the maximum cash shares to approximately 33% of the aggregate number of LaSalle common shares outstanding immediately prior to the effective time of the company merger.

        If the aggregate number of cash election shares is less than or equal to the number of maximum cash shares, then all cash election shares will be converted into the right to receive the cash consideration and each other LaSalle common share eligible to receive the merger consideration will be converted into the right to receive the share consideration.

        If the aggregate number of cash election shares exceeds the number of maximum cash shares, the number of cash election shares designated by any holder of LaSalle common shares as a cash election will be subject to pro rata reduction as follows: For each such cash election, the number of such holder's LaSalle common shares that will be converted into the right to receive the cash consideration will be equal to (1) the number of such holder's cash election shares multiplied by (2) the merger cash proration factor, rounded down to the nearest LaSalle common share. The merger cash proration factor means a fraction, the numerator of which is the number of maximum cash shares and the denominator of which is the aggregate number of all cash election shares. Any cash election shares that were not converted into the right to receive cash consideration in accordance with such calculation will be converted into the right to receive the share consideration.

        Within three business days after the effective time of the company merger, the exchange agent will effect the allocation among the holders of LaSalle common shares of the rights to receive the cash consideration and the share consideration.

Adjustments to Merger Consideration

        If LaSalle or any of its subsidiary REITs declares a distribution to its shareholders that LaSalle determines in good faith to be required to be distributed in order for LaSalle or its subsidiary REIT to qualify as a REIT under the Code or to avoid the incurrence of income or excise tax as permitted under the merger agreement, the merger consideration will be decreased by an amount equal to such distribution. See "—Distribution of REIT Taxable Income" beginning on page 225.

LaSalle Preferred Shares

        At the effective time of the company merger, each LaSalle Series I preferred share issued and outstanding immediately prior to the effective time of the company merger will automatically be converted into the right to receive one Pebblebrook Series E preferred share, which we refer to as the Series I preferred share merger consideration. Subject to the terms of the merger agreement, the issuance of the Series I preferred share merger consideration will be subject to the restrictions on ownership and transfer set forth in Pebblebrook's declaration of trust.

        At the effective time of the company merger, each LaSalle Series J preferred share issued and outstanding immediately prior to the effective time of the company merger will automatically be converted into the right to receive one Pebblebrook Series F preferred share, which we refer to as the Series J preferred share merger consideration, and collectively with the Series I preferred share merger consideration, the preferred merger consideration. Subject to the terms of the merger agreement, the issuance of the Series J preferred share merger consideration will be subject to the restrictions on ownership and transfer set forth in Pebblebrook's declaration of trust.

Treatment of Interests in LaSalle OP

        At the effective time of the partnership merger:

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  LaSalle's general partner interests in LaSalle OP shall be cancelled and no payment will be made with respect thereto;

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  all LaSalle OP Series I preferred units and LaSalle OP Series J preferred units held by LaSalle will be converted into the right to receive an equal number of Pebblebrook OP Series E preferred units and Pebblebrook OP Series F preferred units, respectively;

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  all of the LaSalle OP common units held by LaSalle or its affiliates will automatically be converted into (i) the number of Pebblebrook OP common units newly and validly issued for such purpose, which we refer to as new Pebblebrook OP common units, equal to the number of Pebblebrook common shares to be issued as common share consideration plus (ii) the number of new Pebblebrook OP common units of equivalent value to the cash consideration; and

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  each LaSalle OP partnership common unit held by a holder of LaSalle OP common units other than LaSalle or its affiliates, which we refer to as a minority limited partner, will be cancelled and converted into the right to receive new Pebblebrook OP common units in an amount equal to the exchange ratio, without interest, and each holder of new Pebblebrook OP common units will be admitted as a limited partner of Pebblebrook OP in accordance with the terms of

    Pebblebrook OP's partnership agreement or, at the minority limited partner's election, a number of Pebblebrook common shares equal to the exchange ratio, without interest, and any minority limited partner making such election will be deemed to have elected to have its LaSalle OP common units redeemed.

        In lieu of the issuance of any fractional share of Pebblebrook OP common units or Pebblebrook common shares to which a minority limited partner would otherwise be entitled, the minority limited partner will be entitled to receive the fractional share consideration.

        At the effective time of the partnership merger, (i) the partnership interests in Merger OP held by Pebblebrook OP will automatically be converted into one LaSalle OP common unit, and Pebblebrook OP will be admitted as the sole limited partner of LaSalle OP, and (ii) the partnership interests in Merger OP held by the general partner of Merger OP will automatically be converted into one LaSalle OP common unit, and the general partner of Merger OP shall be admitted as the sole general partner of the LaSalle OP.

Exchange and Payment Procedures

Exchange Fund

        Pebblebrook has designated Equiniti Trust Company as the exchange agent for the payment of the merger consideration. Prior to the effective time of the partnership merger, Pebblebrook or Merger Sub will deposit, or cause to be deposited, with the exchange agent (i) evidence of the Pebblebrook common shares, Pebblebrook Series E preferred shares and Pebblebrook Series F preferred shares in book-entry form issuable pursuant to the merger agreement equal to the aggregate common share consideration (excluding any consideration for fractional shares, which we refer to as fractional share consideration), the Series I preferred share merger consideration and the Series J preferred share merger consideration and (ii) cash in immediately available funds in an amount sufficient to pay the aggregate cash consideration and fractional share consideration.

Procedures for Surrender

        Promptly after the effective time of the company merger (but in no event later than three business days after the effective time of the company merger), Pebblebrook will cause the exchange agent to mail (and make available for collection by hand) to each holder of record of a certificate or certificates which immediately prior to the effective time of the company merger represented outstanding LaSalle common shares, LaSalle Series I preferred shares or LaSalle Series J preferred shares, or any book-entry representing LaSalle common shares, LaSalle Series I preferred shares or LaSalle Series J preferred shares (which we refer to individually as a certificate) and whose LaSalle common shares, LaSalle Series I preferred shares or LaSalle Series J preferred shares were converted into the right to receive the merger consideration, the Series I preferred share merger consideration or the Series J preferred share merger consideration, as applicable, (i) a form of letter of transmittal and (ii) instructions for use in effecting the surrender of the certificates in exchange for payment therefor.

        Upon surrender of a certificate (or an affidavit of loss in lieu thereof) for cancellation to the exchange agent, together with the letter of transmittal, the holder of such certificate shall be entitled to receive in exchange therefor: (i) the common share consideration or the cash consideration, as applicable, for each LaSalle common share formerly represented by such certificate; (ii) the Series I preferred share merger consideration for each LaSalle Series I preferred share formerly represented by such certificate; and (iii) the Series J preferred share merger consideration for each LaSalle Series J preferred share formerly represented by such certificate; plus, with respect to LaSalle common shares, any cash such holder is entitled to receive with respect to any fractional share consideration.

        At the effective time of the company merger, the share transfer books of LaSalle will be closed and there will be no further registration of transfers of LaSalle common shares, LaSalle Series I preferred shares or LaSalle Series J preferred shares on the records of the Company. If, after the effective time of the company merger, certificates are presented to the surviving entity for any reason, they shall be cancelled and exchanged as provided for in the merger agreement. After the effective time of the company merger, until surrendered, each certificate will be deemed to represent only the right to receive the merger consideration, including any amount payable in respect of fractional share consideration, and any dividends or other distributions on Pebblebrook common shares in accordance with the merger agreement, without interest thereon.

        At any time following nine months after the effective time of the company merger, the surviving entity will be entitled to require the exchange agent to deliver to it any funds (including any interest received with respect thereto) remaining in the exchange fund that have not been disbursed to holders of certificates. Thereafter, such holders will be entitled to look only to the surviving entity and Pebblebrook as general creditors thereof with respect to the merger consideration, including any amount payable in respect of fractional share consideration and any dividends or other distributions on Pebblebrook common shares, or preferred merger consideration, as applicable, payable upon surrender of their certificates and compliance with the procedures set forth in the merger agreement, without any interest thereon.

        In the event that any certificates has been lost, stolen or destroyed, the exchange agent will issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder of such certificate and, if required by the surviving entity or the exchange agent, the posting by such holder of a bond in customary amount, the merger consideration, Series I preferred share merger consideration or Series J preferred share merger consideration, as applicable.

Dividends with Respect to Pebblebrook Common Shares and Pebblebrook Preferred Shares

        No dividends or other distributions with respect to Pebblebrook common shares, Pebblebrook Series E preferred shares or Pebblebrook Series F preferred shares with a record date after the effective time of the company merger will be paid to the holder of any unsurrendered certificate with respect to the Pebblebrook common shares, Pebblebrook Series E preferred shares or Pebblebrook Series F preferred shares issuable under the merger agreement, and all such dividends and other distributions shall be paid by Pebblebrook to the exchange agent and shall be included in the exchange fund, in each case, until the surrender of such certificate (or affidavit of loss in lieu thereof) in accordance with the merger agreement. Subject to applicable laws, following surrender of any such certificate (or affidavit of loss in lieu thereof) the holder of such certificate will be paid, without interest, (i) the amount of dividends or other distributions with a record date after the effective time of the company merger that have been paid with respect to such Pebblebrook common shares, Pebblebrook Series E preferred shares or Pebblebrook Series F preferred shares to which such holder is entitled and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the effective time of the company merger but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such Pebblebrook common shares, Pebblebrook Series E preferred shares or Pebblebrook Series F preferred shares.

Withholding for Taxes

        Pebblebrook, LaSalle, the surviving entity and the exchange agent are entitled to deduct and withhold from any amounts otherwise payable pursuant to the merger agreement to any person such amount as it is required to deduct and withhold with respect to the making of such payment under the Code, and any amounts that are so deducted and withheld will be treated as having been paid to the person in respect of which such deduction and withholding was made.

No Appraisal Rights

        No dissenters' or appraisal rights or rights of objecting shareholders are available with respect to the mergers or the other transactions contemplated by the merger agreement.

Representations and Warranties of the Parties

        Each of the Pebblebrook parties, and each of the LaSalle parties, has made customary representations and warranties in the merger agreement that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement or in the disclosure schedules delivered in connection with the merger agreement. These representations and warranties relate to, among other things, as applicable:

  •
  the organization, valid existence, good standing, qualification to do business and power and authority to own, lease and operate the properties and assets and to conduct the businesses as presently conducted of such party and such party's subsidiaries;

  •
  the organizational documents of such party and such party's subsidiaries;

  •
  the capital structure and indebtedness of such party and such party's subsidiaries, such party's equity awards, the absence of restrictions or encumbrances with respect to the equity interests of such party and such party's subsidiaries, and the absence of declared and unpaid dividends and distributions of such party and such party's subsidiaries;

  •
  such party's SEC filings since January 1, 2016 and the financial statements contained in those filings;

  •
  such party's and such party's subsidiaries' internal controls over financial reporting and disclosure controls and procedures;

  •
  the absence of liabilities required to be recorded on a balance sheet under GAAP of such party and such party's subsidiaries since June 30, 2018;

  •
  the absence of any material adverse effect (as described below), conduct of business in all material respects in the ordinary course consistent with past practice and certain other changes and events with respect to such party and such party's subsidiaries since December 31, 2017;

  •
  real property owned and leased by such party and such party's subsidiaries; such party's and such party's subsidiaries' ground leases, leases and real property management agreements;

  •
  environmental matters relating to such party and such party's subsidiaries;

  •
  such party's and such party's subsidiaries' material contracts and the absence of any breach of or default under the terms of any material contract;

  •
  possession of all permits necessary for such party and such party's subsidiaries to own, lease and operate such party's and such party's subsidiaries' properties and assets and to carry on and operate such party's and such party's subsidiaries' businesses as currently conducted and the absence of a failure by such party or such party's subsidiaries to comply with such permits;

  •
  the conduct by such party and such party's subsidiaries of such party's and such party's subsidiaries' businesses in compliance with applicable laws; including the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder;

  •
  the absence of any investigations by any governmental entity;

  •
  the absence of certain lawsuits, court actions, arbitrations or other proceedings related to such party or such party's subsidiaries;

  •
  tax matters affecting such party and such party's subsidiaries;

  •
  such party's and such party's subsidiaries' employee benefit plans;

  •
  labor matters related to such party and such party's subsidiaries;

  •
  ownership of or rights with respect to the intellectual property of such party and such party's subsidiaries;

  •
  such party's and such party's subsidiaries' insurance policies;

  •
  such party's power and authority to enter into and perform such party's obligations under the merger agreement and, subject to such party's shareholder approval, to consummate the company merger and the other transactions contemplated by the merger agreement;

  •
  the enforceability of the merger agreement against such party and such party's subsidiaries;

  •
  the vote of such party's common shareholders required in connection with such party's shareholder approval;

  •
  the absence of conflicts with, or violations of, laws or organizational or governing documents and the absence of any consents, notices or approvals under, conflicts with or defaults under contracts to which such party or any of such party's subsidiaries is a party, in each case as a result of such party executing, delivering and performing under or consummating the transactions contemplated by the merger agreement;

  •
  approvals of, or filings with, governmental entities required in connection with entering into or consummating the transactions contemplated by the merger agreement;

  •
  that accuracy and truthfulness of the information supplied by such party and such party's subsidiaries to be included or incorporated in this joint proxy statement/prospectus or other filings to be made in connection with entering into or consummating the transactions contemplated by the merger agreement;

  •
  the receipt by such party's board of trustees of an opinion from its financial advisor(s) to the effect that, as of the date of such opinion and based upon and subject to the assumptions, qualifications, matters and limitations set forth therein, with respect to LaSalle, the merger consideration to be paid to LaSalle's common shareholders pursuant to the merger agreement was fair, from a financial point of view, to such common shareholders, and, with respect to Pebblebrook, the merger consideration to be paid by Pebblebrook in the company merger pursuant to the merger agreement was fair, from a financial point of view, to Pebblebrook;

  •
  the absence of any broker's or finder's fees, other than those payable to such party's financial advisors, in connection with the transactions contemplated by the merger agreement;

  •
  such party's and such party's subsidiaries' status under the Investment Company Act of 1940, as amended; and

  •
  the exemption of the mergers and the merger agreement from the requirements of any business combination, control share acquisition, fair price, moratorium, or other similar antitakeover statutes or regulations, including in the MRL, the MGCL or the Delaware Revised Uniform Limited Partnership Act.

        Many of the Pebblebrook parties' and LaSalle parties' representations and warranties are qualified by the concept of a "material adverse effect." Under the merger agreement, a "material adverse effect" means, with respect to such party and such party's subsidiaries, any effect, change, event, occurrence, circumstance or development that has had or would reasonably be expected to have a material adverse effect on (1) the business, financial condition, assets, properties or results of operations of such party and such party's subsidiaries, taken as a whole or (2) the ability of such party to timely consummate the mergers prior to the end date; provided that, for purposes of clause (1), in no event will any of the following, alone or in combination, or any effect, change, event, occurrence, circumstance or development to the extent any of the foregoing results from any of the following, be taken into account in determining whether there will have occurred a material adverse effect:

  •
  changes in such party's share price or trading volume;

  •
  any failure by such party to meet, or changes to, published revenue, earnings or other financial projections, or any failure by such party to meet any internal budgets, plans or forecasts of revenue, earnings or other financial projections, in and of itself (provided, that the exception in this bullet and in the first bullet will not in any way prevent or otherwise affect a determination that any effect, change, event, occurrence, circumstance or development underlying such failures has resulted in, or contributed to, a material adverse effect);

  •
  changes in general business, economic or political conditions in the United States or any other country or region in the world;

  •
  conditions in the financial, credit, banking, capital or currency markets in the United States or any other country or region in the world, or changes therein, including (a) changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries and (b) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world;

  •
  changes in conditions in the industries in which such party and such party's subsidiaries conduct business, including changes in conditions in the real estate industry generally or the lodging industry generally;

  •
  changes in political conditions in the United States or any other country or region in the world;

  •
  acts of hostilities, war, sabotage or terrorism, including cyber-terrorism (including any outbreak, escalation or general worsening of any such acts) in the United States or any other country or region in the world;

  •
  earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural or man-made disasters or acts of God or weather conditions in the United States or any other country or region in the world, or any escalation of the foregoing;

  •
  the entry into or the announcement, pendency or performance of the merger agreement or the transactions contemplated by the merger agreement or the consummation of any transactions contemplated by the merger agreement, including (a) the identity of such party and its affiliates, (b) by reason of any communication by such party or any of its affiliates regarding the plans or intentions of such party with respect to the conduct of the business of such party and such party's subsidiaries following the closing of the mergers, (c) the failure to obtain any third party consent in connection with the transactions contemplated by the merger agreement, and (d) the impact of any of the foregoing on any relationships, contractual or otherwise, with customers, franchisors, managers, lenders, suppliers, vendors, business partners, employees or any other persons;

  •
  (a) any action taken, or failure to take action, in each case to which such party has in writing expressly approved, consented to or requested, (b) the taking of any action expressly required by the merger agreement or (c) the failure to take any action expressly prohibited by the merger agreement;

  •
  changes in law, regulation or other legal or regulatory conditions (or the interpretation thereof);

  •
  changes in GAAP or other accounting standards (or the interpretation thereof); and

  •
  any claim, lawsuit, court action, arbitration or other proceeding asserted or commenced by or on behalf of any of the current or former shareholders or equityholders of such party or any of such party's subsidiaries (or on behalf of such party or any of such party's subsidiaries, but in any event only in their capacities as current or former shareholders or equityholders) arising out of the merger agreement or the mergers;

provided that, in each of the exceptions set forth in the third, fourth, fifth, sixth, seventh, eighth, eleventh and twelfth bullets above, such effects referred to therein may be taken into account to the extent that such party are disproportionally affected relative to other companies in the United States in the industry in which such party and such party's subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a material adverse effect; provided, further, that the ninth bullet above will not apply to the use of material adverse effect in certain representations and warranties.

        The representations and warranties of each of the parties to the merger agreement will expire upon the closing of the mergers.

Conduct of Pebblebrook's and LaSalle's Business Pending the Mergers

        Under the merger agreement, the Pebblebrook parties and the LaSalle parties have each agreed that, subject to certain exceptions in the merger agreement and the disclosure schedules delivered in connection with the merger agreement, between the date of the merger agreement and the effective time of the company merger or the effective time of the partnership merger, as applicable, such party will, and will cause their respective subsidiaries to, as applicable:

  •
  use commercially reasonable efforts to conduct their operations in the ordinary course of business consistent with past practice in all material respects; and

  •
  use commercially reasonable efforts to maintain and preserve substantially intact the business organization of such party and such party's subsidiaries, to retain the services of such party's and such party's subsidiaries' current officers and key employees, to preserve such party's and such party's subsidiaries' assets and properties in good repair and condition and to preserve the goodwill and current relationships of such party and such party's subsidiaries with persons with which such party and such party's subsidiaries have significant business relations.

        The Pebblebrook parties and the LaSalle parties have also each agreed that, subject to certain exceptions in the merger agreement and the disclosure schedules delivered in connection with the merger agreement, between the date of the merger agreement and the completion of the mergers, without the prior written consent of the other party (which consent may not be unreasonably withheld, conditioned or delayed), each party will not, and will cause its respective subsidiaries not to, do any of the following, among other things, as applicable:

  •
  amend any of such party's organizational documents;

  •
  declare, set aside or pay any dividends on, or make any other distributions in respect of, or enter into any agreement with respect to the voting of, any capital stock or other securities of such party, other than (1) as described under "—Distributions of REIT Taxable Income," (2) with respect to Pebblebrook, the declaration and payment by Pebblebrook and Pebblebrook OP of regular quarterly dividends per Pebblebrook common share and Pebblebrook OP partnership common unit, in accordance with past practice and in amount not to exceed $0.38 per Pebblebrook common share or Pebblebrook OP partnership common unit (which we refer to as the Pebblebrook common quarterly dividend), (3) the payment of dividends on such party's preferred shares in accordance with their respective terms, (4) for distributions on the preferred units of Pebblebrook OP or LaSalle OP, as applicable, in accordance with their respective terms, (5) dividends or distributions, declared, set aside or paid by such party (with respect to LaSalle, other than any subsidiary of LaSalle that is a REIT (which we refer to as a subsidiary REIT)), as applicable, to any Pebblebrook party or any acquired company, as applicable, that is, directly or indirectly, wholly owned by Pebblebrook or LaSalle, as the case may be, (6) distributions required for such party or any of its subsidiary REITs to maintain its status as a REIT under the Code or avoid the incurrence of any income or excise taxes which, with respect to LaSalle, will result in a reduction of the merger consideration, as further described in the section entitled "—Distribution of REIT Taxable Income," (7) distributions resulting from the vesting or settlement of certain of such party's compensatory awards and (8) with respect to Pebblebrook, the payment of dividends or distributions described in the section entitled "—Distribution of REIT Taxable Income."

  •
  split, combine or reclassify any capital stock or other securities of any such party;

  •
  issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, capital stock of any such party;

  •
  purchase, redeem or otherwise acquire any shares of capital stock or other securities of such party;

  •
  enter into any amendment or other modification to the material terms of any material indebtedness for borrowed money of such parties;

  •
  issue, deliver, sell, grant, pledge, transfer, subject to any lien or dispose of any of such parties' securities or any other securities convertible into or exchangeable for such party's securities, other than (1) the issuance of such party's common shares upon the settlement of deferred shares or performance shares that are outstanding on the date of the merger agreement in accordance with such equity award's terms in effect on such date, (2) the issuance of such party's common shares upon conversion of preferred shares or upon redemption of such party's operating partnership's units, in accordance with their respective terms in effect as of date of the merger agreement, or (3) certain specified grants or awards of such party's securities required to be made pursuant to the terms of existing employment or other compensation agreements or arrangements in effect as of date of the merger agreement;

  •
  amend any term of any security of such party;

  •
  adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, each with respect to any of such parties;

  •
  increase the salary, wages, benefits, bonuses, severance or other compensation payable or to become payable to such party's current or former trustees or employees, except for (1) increases or payments in the ordinary course of business consistent with past practice with respect to any employee with an annual base salary below $150,000, or (2) increases required under any of such party's employee benefit plans or under applicable law;

  •
  with respect to LaSalle and LaSalle OP, terminate the employment of any employee, other than for "cause," or hire any new employee other than those for whom an offer of employment has already been extended prior to the date of the merger agreement;

  •
  enter into any new employment, loan, retention, consulting, indemnification, change-in-control, termination or similar agreement or enter into, adopt, amend or terminate any of such party's employee benefit plans or take any action to fund, accelerate or in any way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or such party's employee benefit plans;

  •
  modify, amend, extend or enter into any labor agreement, collective bargaining agreement or similar agreement with any labor union, labor organization or other employee representative body;

  •
  recognize or certify any labor union, labor organization, works council, group of employees or other employee representative body as the bargaining representative for any employees of such parties;

  •
  acquire any business, assets or capital stock of any person or division thereof, whether in whole or in part (and whether by purchase of shares, purchase of assets, merger, consolidation, or otherwise), other than (1) one or more acquisitions of personal property (and not real property) in the ordinary course of business consistent with past practice that, individually, involve a purchase price of not more than $2,500,000 and (2) acquisitions of assets or real property pursuant to certain specified contracts;

  •
  sell, lease, license, pledge, transfer, ground lease, subject to any lien or otherwise dispose of any material assets or material properties except (1) pursuant to existing contracts, (2) certain permitted liens incurred in the ordinary course of business, (3) sales of inventory or used equipment in the ordinary course of business, or (4) other than with respect to any real property in cases that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect;

  •
  change any of the accounting methods used by such party materially affecting such party's assets, liabilities or business, except for such changes that are required by GAAP or Regulation S-X promulgated under the Exchange Act or as otherwise specifically disclosed in reports, schedules, forms, statements and other documents required to be filed or furnished by such party with the SEC prior to the date of the merger agreement;

  •
  incur, assume, refinance or guarantee any long-term or short-term indebtedness or issue any debt securities, except (1) for borrowings and guarantees under such party's or any of such party's subsidiaries' current credit facilities in the ordinary course of business, (2) in respect of indebtedness owing by any of such party's wholly owned subsidiaries to such party or another of such party's wholly owned subsidiaries or, with respect to the Pebblebrook parties, indebtedness incurred or refinanced in connection with the transactions contemplated by the merger agreement or (3) with respect to the Pebblebrook parties, in connection with financing the cash consideration or refinancing of any indebtedness of the acquired companies in connection with the transactions contemplated by the merger agreement;

  •
  assume, guarantee, endorse or otherwise become liable or responsible for the obligations of any other person, other than, with respect to the Pebblebrook parties, any Pebblebrook party, and, with respect to LaSalle or LaSalle OP, any acquired party;

  •
  prepay any indebtedness, except for (1) repayments of indebtedness in the ordinary course of business (specifically excluding the loans secured, directly or indirectly, by any of such party's or such party's subsidiaries' real property), and (2) mandatory payments under the terms of any indebtedness in accordance with its terms;

  •
  make loans, advances or capital contributions to or investments in any person, other than (1) as required by any joint venture agreement or (2) as permitted pursuant to the following bullet point;

  •
  make any capital expenditures or enter into any contract for any renovation, construction or capital expenditure other than (1) certain specified capital expenditures set forth in the capital expenditure budget (provided that LaSalle will not commit capital of $1,000,000 or more to any project referred to in such capital expenditure budget without the prior written consent of

    Pebblebrook), (2) capital expenditures required by law, (3) expenditures permitted to be made by third party hotel operators from reserved funds pursuant to and as permitted under management agreements entered into by such party or any of such party's subsidiaries, (4) emergency capital expenditures in any amount that such party determines is necessary in such party's reasonable judgment to maintain such party's ability to operate such party's businesses in the ordinary course, (5) subject to the proviso in item (1) of this bullet point, capital expenditures in any amount not exceeding $5,000,000 in the aggregate for all projects of such party (provided that LaSalle will consult in good faith with Pebblebrook before undertaking any capital expenditures exceeding $20,000 per key at any of LaSalle's or LaSalle's subsidiaries' real property) or (6) contracts related to capital expenditures permitted by clauses (1) through (5) above;

  •
  settle or compromise any claim or any lawsuits, court actions, arbitrations or other proceedings (whether or not commenced prior to the date of the merger agreement), other than any lawsuits, court actions, arbitrations or other proceedings providing solely for the payment of an amount less than $2,000,000 individually or $5,000,000 in the aggregate (net of any amount covered by insurance or indemnification), provided that in no event will such party settle any claim or any lawsuits, court actions, arbitrations or other proceedings relating directly or indirectly to the merger agreement, the mergers or any of the transactions contemplated by the merger agreement or disclosures relating to such transactions, except in accordance with the specific requirements set forth in the merger agreement;

  •
  enter into any new line of business;

  •
  fail to maintain in full force and effect material insurance policies or comparable replacement policies covering such parties and their respective properties, assets and businesses in a form and amount consistent with past practice;

  •
  amend in any material respect or terminate, or waive compliance with the material terms of or material breaches under, or assign, or renew or extend (except as may be required under the terms thereof) any material leases;

  •
  enter into, amend, terminate, or waive compliance with the terms of or breaches under, or assign, or renew or extend (except as may be required under the terms thereof) any other material contract;

  •
  enter into a new material contract;

  •
  initiate or consent to any material zoning reclassification of any of such party's or such party's subsidiaries' real property or any material change to any approved site plan (in each case, that is material to such real property or plan, as applicable), special use permit or other land use entitlement affecting any of such party's or such party's subsidiaries' material real property in any material respect;

  •
  amend, modify or terminate, or authorize any person to amend, modify, terminate or allow to lapse, any of such party's or such party's subsidiaries' material permits;

  •
  except in each case to the extent such party determines, after prior consultation with the other party, that such action is reasonably necessary to preserve the status of such party as a REIT or to preserve the status of any of such party's subsidiaries as a REIT, partnership, disregarded entity, taxable REIT subsidiary, or qualified REIT subsidiary for U.S. federal income tax purposes, file any material tax return materially inconsistent with past practice, make or change any material tax election (it being understood and agreed, for the avoidance of doubt, that nothing in the merger agreement will preclude such party from designating dividends paid by such party as "capital gain dividends" within the meaning of Section 857 of the Code), settle or compromise any material tax claim or assessment by any governmental entity, change any accounting method with respect to taxes, enter into any closing agreement with a taxing authority, surrender any right to claim a refund of a material amount of taxes or consent (other than in the ordinary course of business) to any extension or waiver of the limitation period applicable to any material tax claim or assessment;

  •
  enter into or amend any tax protection agreement or take any action or fail to take any action that would violate or be inconsistent with any tax protection agreement or otherwise give rise to a material liability with respect thereto; or

  •
  authorize, commit or agree to take any of the foregoing actions.

        Notwithstanding the foregoing, nothing contained in the merger agreement shall give to the other party, directly or indirectly, rights to control or direct the operations of such party prior to the effective time of the partnership merger.

Shareholders' Meetings

        Under the merger agreement, each of Pebblebrook and LaSalle is required, as promptly as reasonably practicable following the date that this joint proxy statement/prospectus is declared effective by the SEC, in accordance with applicable law and each party's declaration of trust, to duly call, give notice of, convene and hold a special meeting of such party's shareholders for the purpose of obtaining such party's shareholder approval. Each of Pebblebrook and LaSalle may, or, if requested by the other party, must, adjourn its special meeting:

  •
  if such party has not received proxies representing a sufficient number of its common shares to obtain such party's shareholder approval, whether or not a quorum is present; or

  •
  to ensure that any required supplement or amendment to this joint proxy statement/prospectus is provided to such party's common shareholders within a reasonable amount of time in advance of the special meeting;

provided that, in the case of the second bullet above, the special meeting may not, without the written consent of the other party, be held on a date that is more than 30 days after the date on which the special meeting was originally scheduled.

        Unless required by law, neither party's shareholders' meeting may be adjourned on the date of such meeting if such party has received proxies in respect of the aggregate number of such party's common shares (which have not been withdrawn) such that such party's shareholder approval will be obtained at such meeting.

Restriction on Solicitation of Acquisition Proposals

        LaSalle and Pebblebrook have agreed that, from and after the date of the merger agreement, LaSalle and Pebblebrook will, and each will cause its respective subsidiaries and its subsidiaries' officers, trustees and directors to, and will direct LaSalle's and LaSalle's subsidiaries' other representatives to, immediately cease any solicitations, discussions, negotiations or communications with any person that may be ongoing with respect to any acquisition proposal (as described below) and will turn off any data rooms maintained by LaSalle.

        LaSalle and Pebblebrook have agreed that, except as permitted by certain exceptions described below, neither LaSalle nor Pebblebrook will, and each will cause its respective subsidiaries and its subsidiaries' officers, trustees and directors not to, and will not authorize and will use commercially reasonable efforts to cause its and their other representatives not to:

  •
  solicit, initiate or knowingly encourage or knowingly facilitate the submission or announcement of any acquisition proposal or acquisition inquiry (including by approving any transaction, or approving any person acquiring LaSalle's common shares such that the person does not become an "interested stockholder," for purposes of the MGCL);

  •
  furnish any non-public information regarding the acquired companies to any third party with respect to an acquisition proposal or acquisition inquiry;

  •
  engage in or otherwise participate in any discussions or negotiations with any third party with respect to any acquisition proposal or acquisition inquiry;

  •
  otherwise knowingly facilitate any effort or attempt to make an acquisition proposal or acquisition inquiry;

  •
  terminate, waive, amend, release or modify any provision of, grant permission under, or take any other action having a similar effect with respect to, any standstill, confidentiality or similar agreement to which any of the LaSalle parties or Pebblebrook parties, as applicable, is a party, except to the extent necessary to allow the counterparty thereof to make a private acquisition proposal to the LaSalle Board or the Pebblebrook Board, as applicable, in accordance with the terms of the merger agreement;

  •
  provide any further information with respect to itself, its subsidiaries or any acquisition proposal to any third party or its representatives;

  •
  approve or recommend an acquisition proposal or enter into any alternative acquisition agreement (as described below); or

  •
  resolve, propose or agree to do any of the foregoing.

        Prior to obtaining LaSalle's shareholder approval of the company merger or Pebblebrook's shareholder approval of the issuance of Pebblebrook common shares in connection with the company merger, as applicable, in response to an unsolicited bona fide written acquisition proposal made after the date of the merger agreement that did not result from a breach of LaSalle's or Pebblebrook's obligations described under this section "—Restriction on Solicitation of Acquisition Proposals" and in the section entitled "—Obligation of Each Party's Board of Trustees with Respect to Its Recommendation," LaSalle and LaSalle's representatives, and Pebblebrook and Pebblebrook's representatives, as applicable, may engage in any such discussions or negotiations and provide any such information if:

  •
  prior to such party providing any such non-public information to any third party or its representatives in response to an acquisition proposal, such party receive from such third party (or there is then in effect with such party) an executed customary confidentiality agreement with such third party containing terms no more favorable in any material respect to the third party than the confidentiality agreement between Pebblebrook and LaSalle;

  •
  a copy of such executed confidentiality agreement is provided to the other party promptly (and, in any event, within 24 hours); and

  •
  the LaSalle Board or the Pebblebrook Board, as applicable, determines in good faith, after consultation with such party's outside legal counsel and financial advisor, that such acquisition proposal either constitutes a superior proposal or could reasonably be expected to lead to a superior proposal.

        Promptly (and, in any event, within 24 hours) after providing any non-public information to such third party, LaSalle or Pebblebrook, as applicable, will make such non-public information available to the other party (to the extent such non-public information has not been previously made available to such party).

        If LaSalle or Pebblebrook, as applicable, receive an acquisition proposal or acquisition inquiry, such party must:

  •
  promptly (and in no event later than 24 hours after receipt of such acquisition proposal or acquisition inquiry): (1) notify the other party in writing of such acquisition proposal or acquisition inquiry; (2) identify the third party or group making such acquisition proposal or acquisition inquiry; (3) indicate the material terms and conditions of such acquisition proposal or acquisition inquiry, to the extent known, and (4) provide to the other party copies of any such acquisition proposal or acquisition inquiry made in writing and any proposed agreements related thereto;

  •
  promptly (and in no event later than 24 hours) notify the other party in writing if LaSalle enter into discussions or negotiations concerning any acquisition proposal or provides non-public information to any third party; and

  •
  keep the other party reasonably informed, on a reasonably prompt basis, of any material change to the status and any change to the financial and other material terms of any and all acquisition proposals or acquisition inquiries LaSalle have received, including by providing a copy of all written proposals, offers, drafts of proposed agreements or correspondence relating thereto.

        For purposes of the merger agreement, "acquisition proposal" means, with respect to LaSalle or Pebblebrook, any proposal or offer from any third party relating to:

  •
  any acquisition or issuance of 20% or more of any class of such party's equity interests;

  •
  any merger, consolidation, business combination, reorganization, share exchange, sale of assets, recapitalization, equity investment, joint venture, liquidation, dissolution or other transaction that would result in any third party acquiring assets representing, directly or indirectly, 20% or more of the consolidated assets of such party (as determined on a book value basis (including indebtedness secured solely by such assets));

  •
  the acquisition by any third party of any class of equity interest in any entity that holds assets representing 20% or more of the consolidated assets of such party (as determined on a book value basis (including indebtedness secured solely by such assets));

  •
  any tender offer or exchange offer that would result in any third party beneficially owning 20% or more of such party's outstanding common shares;

  •
  any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving such party;

  •
  any other transaction or series of related transactions pursuant to which any third party proposes to acquire control of assets of such party having a fair market value equal to or greater than 20% of the fair market value of all of the assets of such party immediately prior to such transaction; or

  •
  any combination of the foregoing.

        For purposes of the merger agreement, "acquisition inquiry" means any inquiry, indication of interest or request for information or discussions from a third party that constitutes, or could reasonably be expected to lead to, an acquisition proposal.

        For purposes of the merger agreement, "superior proposal" means, with respect to LaSalle or Pebblebrook, any bona fide written acquisition proposal (with all of the references to 20% included in the definition of acquisition proposal increased to 50%) that: (1) is made by a third party that did not result from a breach of LaSalle's obligations described under this section "—Restriction on Solicitation of Acquisition Proposals"; (2) is on terms that such party's board of trustees determines in good faith, after consultation with such party's financial advisor and outside legal counsel, would result, if consummated, in a transaction that is more favorable to such party's shareholders (solely in their capacity as such) from a financial point of view than the mergers, taking into consideration, among other things, all of the terms and conditions of such acquisition proposal and the merger agreement; and (3) is reasonably likely to be completed in accordance with its terms, in each case taking into account all legal, financial, financing, regulatory approvals, conditionality, identity of the third party making the acquisition proposal, certainty and likelihood of closing, breakup fee provisions and other aspects of such acquisition proposal and the merger agreement that such party's board of trustees deems relevant (including any revisions to the terms of the merger agreement proposed by the other party prior to the time of such determination).

        Under this section "—Restriction on Solicitation of Acquisition Proposals" and in the section entitled "—Obligation of Each Party's Board of Trustees with Respect to Its Recommendation," references to LaSalle include the LaSalle Board, references to LaSalle or the LaSalle Board include LaSalle's representatives, references to Pebblebrook include the Pebblebrook Board and references to Pebblebrook or the Pebblebrook Board include Pebblebrook's representatives.

Obligation of Each Party's Board of Trustees with Respect to Its Recommendation

        Except in the circumstances and pursuant to the procedures described below, neither the LaSalle Board nor the Pebblebrook Board will:

  •
  withdraw, withhold, modify, amend or qualify, in a manner adverse to the Pebblebrook parties or the LaSalle parties, as applicable, its recommendation to approve the merger proposal or its recommendation to approve the Pebblebrook share issuance proposal, as applicable;

  •
  adopt, endorse, approve, recommend or otherwise declare advisable any acquisition proposal;

  •
  fail to include in this joint proxy statement/prospectus its recommendation to approve the merger proposal or its recommendation to approve the Pebblebrook share issuance proposal, as applicable;

  •
  if any acquisition proposal (other than an acquisition proposal in the circumstances described in the immediately subsequent bullet) has been made public, fail to publicly affirm or reaffirm its recommendation to approve the merger proposal or its recommendation to approve the Pebblebrook share issuance proposal, as applicable, upon request of the other party within five business days after the date an acquisition proposal has been publicly announced (or if the special meeting of such party's shareholders is scheduled to be held within five business days from the date an acquisition proposal is publicly announced, promptly and in any event prior to the date on which the special meeting is scheduled to be held), provided that the other party may make such request only once with respect to such acquisition proposal unless such acquisition proposal is subsequently materially modified in which case the other party may make such request once each time such material modification is made;

  •
  fail to publicly recommend against any acquisition proposal that is a tender offer or exchange offer subject to Regulation 14D under the Exchange Act within ten business days after the commencement of such tender or exchange offer;

  •
  publicly propose or publicly announce an intention to take any action in the foregoing five bullets; and

  •
  approve, adopt, declare advisable or recommend, or cause or permit LaSalle or any of LaSalle's subsidiaries or Pebblebrook or any of Pebblebrook's subsidiaries, as applicable, to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other agreement (other than a permitted confidentiality agreement), which we refer to as an alternative acquisition agreement.

        The parties refer to any action in the first six bullets above as a change in recommendation.

        Prior to obtaining LaSalle's shareholders' approval of the company merger, the LaSalle Board may, and at any time prior to obtaining Pebblebrook's shareholders' approval of the issuance of Pebblebrook common shares in connection with the company merger, Pebblebrook may, make a change in recommendation in response to an unsolicited acquisition proposal and, in the case of LaSalle, terminate the merger agreement, if and only if:

  •
  such acquisition proposal is not withdrawn and LaSalle or Pebblebrook, as applicable, is not in breach of its obligations described in the section entitled "—Restriction on Solicitation of Acquisition Proposals" and under this section "—Obligation of Each Party's Board of Trustees with Respect to Its Recommendation;"

  •
  the LaSalle Board or the Pebblebrook Board, as applicable, determines in good faith after consultation with such party's outside legal counsel and financial advisor, (1) that such acquisition proposal would, if the merger agreement was not amended, constitute a superior proposal and (2) that in light of such acquisition proposal, a failure to make a change in recommendation or, in the case of LaSalle, terminate the merger agreement would be inconsistent with such board of trustees' fiduciary obligations to such party's shareholders under applicable law;

  •
  LaSalle or Pebblebrook, as applicable, delivers to the other party a written notice, which we refer to as a superior proposal notice, that includes (1) a statement that such board of trustees intends to make a change in recommendation and/or, in the case of LaSalle, terminate the merger agreement, (2) the identity of the third party making the acquisition proposal and (3) all material terms and conditions of the acquisition proposal (including copies of all material documents, relevant proposed agreements, amendments and financing commitments, relating to the proposed alternative acquisition agreement);

  •
  during the four-business day period commencing on the date of the other party's receipt of such superior proposal notice, LaSalle or Pebblebrook, as applicable, has made its representatives reasonably available for the purpose of engaging in negotiations and have negotiated in good faith with the other party (to the extent the other party desires to negotiate) regarding a possible amendment of the merger agreement or a possible alternative transaction so that the acquisition proposal that is the subject of the superior proposal notice ceases to constitute a superior proposal;

  •
  after the expiration of the negotiation period described in the immediately preceding bullet, the LaSalle Board or the Pebblebrook Board, as applicable, has determined in good faith, after consultation with its outside legal counsel and financial advisor, and after taking into account any amendments to the merger agreement proposed in writing by the other party as a result of the negotiations described the immediately preceding bullet, that (1) such acquisition proposal continues to constitute a superior proposal, and (2) the failure to make a change in recommendation and/or, in the case of LaSalle, terminate the merger agreement would be inconsistent with such board of trustees' fiduciary obligations under applicable law; and

  •
  in the event of any change to any of the financial terms (including the form, amount and timing of payment of consideration) or any other material terms of such acquisition proposal, LaSalle or Pebblebrook, as applicable, has, in each case, delivered to the other party an additional superior proposal notice and a new notice period has commenced (except that the four-business day notice period referred to in the fourth bullet, above, will instead be equal to the longer of (1) two business days and (2) the period remaining under the notice period described in the fourth bullet, above, immediately prior to the delivery of such additional notice under this bullet during which time LaSalle or Pebblebrook, as applicable, will be required to comply with LaSalle's requirements described in the section entitled "—Restriction on Solicitation of Acquisition Proposals" and under this section "—Obligation of Each Party's Board of Trustees with Respect to Its Recommendation" anew with respect to such additional notice).

Agreement to Take Certain Actions

        Each party to the merger agreement has agreed:

  •
  as promptly as practicable to make and effect all registrations, filings and submissions required to be made or effected by it or otherwise advisable pursuant to the Exchange Act and other applicable law with respect to the mergers;

  •
  use commercially reasonable efforts to obtain all consents and approvals required from third parties in connection with the transactions contemplated by the merger agreement; and

  •
  use reasonable best efforts to cause to be taken, on a timely basis, all other actions necessary or appropriate for the purpose of consummating and effectuating the transactions contemplated by the merger agreement, including if necessary the divestiture, hold separate or other disposition of any asset or business of Pebblebrook, Merger Sub, Merger OP or LaSalle or LaSalle's subsidiaries.

        Without the prior written consent of Pebblebrook, neither LaSalle, LaSalle OP nor any of their affiliate may take any action referenced in the bullet immediately above relating to the divestiture, holding separate or other disposition of any asset or business of the Pebblebrook parties or the acquired companies, Merger Sub, Merger OP or LaSalle or LaSalle's subsidiaries, or pay any fee, penalty or other consideration, make any commitment or incur any liability to any person for any consent or approval in connection with the transactions contemplated by the merger agreement. None of Pebblebrook, Merger Sub or Merger OP or any of their affiliates will be required to pay any fee, penalty or other consideration, make any commitment or incur any liability to any person for any consent or approval in connection with the transactions contemplated by the merger agreement.

        Notwithstanding anything to the contrary in the merger agreement, Pebblebrook, Merger Sub and Merger OP or any of their affiliates are not required to take or agree to take any action with respect to themselves or any of their affiliates, including selling, divesting, conveying, holding separate, or otherwise limiting their freedom of action with respect to any assets, rights, products, licenses, businesses, operations, or interest therein, of any such Pebblebrook party or affiliates. In the event that any party fails to obtain any such consent or approval, the parties to the merger agreement will use commercially reasonable efforts to minimize any adverse effect upon LaSalle and Pebblebrook and LaSalle's respective affiliates and business resulting, or which would reasonably be expected to result, after the effective time of the partnership merger, from the failure to obtain such consent.

Employee Benefits

        For a period of 12 months after the effective time of the company merger, Pebblebrook will provide, or cause the surviving entity to provide, to LaSalle's employees who continue employment with Pebblebrook or with the surviving entity following the effective time of the company merger, which we refer to as a company employee, a base salary and an annual cash bonus opportunity that are no less favorable than the base salary and annual cash bonus opportunity provided to the company employee immediately prior to the effective time of the company merger, and Pebblebrook will provide, or cause the surviving entity to provide, to each company employee other compensation and benefits (including severance benefits, paid time off and health insurance but excluding equity-based compensation and long-term incentive compensation and retention bonuses or payments) that are substantially comparable, in the aggregate, to the other compensation and benefits provided to each company employee immediately prior to the effective date of the partnership merger.

        With respect to each benefit plan, program, policy or arrangement maintained by Pebblebrook or the surviving entity in which any of the company employees become participants, and except to the extent it would result in a duplication of benefits, service with LaSalle or any of LaSalle's subsidiaries will be treated as service with Pebblebrook or the surviving entity (for all purposes, including eligibility to participate, vesting (if applicable), benefit accrual and entitlement to benefits including vacation and severance) (but not for accrual of or entitlement to defined benefit pension benefits which may be in effect from time to time). Pebblebrook will, or will cause the surviving entity to, credit unused vacation time credited to company employees through the effective time of the company merger under LaSalle's and LaSalle's subsidiaries' vacation time policies.

        With respect to each health or welfare benefit plan maintained by Pebblebrook or the surviving entity in which any of the company employees become participants, Pebblebrook will cause to be waived any eligibility waiting periods, evidence of insurability requirements and the application of any pre-existing condition limitations under such plan and will use its reasonable best efforts to cause each company employee to be given credit for all amounts paid by such company employee under any similar LaSalle benefit plan for the plan year that includes the effective date of the partnership merger for purposes of applying deductibles, co-payments and out-of-pocket maximums.

        At and after the closing date, Pebblebrook will honor, and will cause the surviving entity to honor, in accordance with their terms certain agreements, including each specified employment, change in control, retention, severance and termination protection plan, policy or agreement of or between LaSalle and LaSalle's subsidiaries and any of LaSalle's current or former officers, trustees, directors or employees existing as of immediately prior to the effective time of the company merger, all obligations in effect as of the effective time of the company merger under LaSalle's equity-based, bonus or compensation deferral plans, programs or agreements and all vested and accrued benefits under LaSalle's benefit plans. The transactions contemplated by the merger agreement will be deemed to constitute a "change in control" for purposes of each LaSalle benefit plan that uses such term or a similar term, including certain specified change in control severance agreements and retention agreements.

        The merger agreement provides that Pebblebrook will cause the surviving entity to pay pro-rated annual bonuses for the 2018 performance year for certain of LaSalle's employees (other than LaSalle's senior officers) no later than January 15, 2019 at 125% of the applicable employee's target bonus amount. The amount of any 2018 annual bonus due to any employee who is terminated by Pebblebrook or the surviving entity without "cause" prior to January 15, 2019 will be pro-rated based on 2018 service through the termination date and paid upon expiration of the seven-day revocation period following the execution and delivery by the applicable employee of a release agreement.

        Immediately after the effective time of the company merger, LaSalle's senior officers will be deemed to have been terminated without "cause" as of the closing date and each officer will be entitled to certain severance payments and benefits as provided under the terms of the applicable severance agreements. See the section entitled "The Mergers—Interests of LaSalle's Trustees, Executive Officers and Employees in the Mergers."

Financing Cooperation

        The merger agreement requires each of Pebblebrook and Merger Sub to use its reasonable best efforts to take, or cause to be taken, all actions necessary to arrange, obtain and consummate certain lending transactions with certain third-party lenders, which we refer to as the debt financing, who have committed to provide or cause to be provided debt amounts set forth in commitment letters with respect to such debt financing, which we refer to as the debt financing commitment, on or prior to the closing date. Under the merger agreement, Pebblebrook and Merger Sub are prohibited from permitting or consenting to, without the prior consent of LaSalle, certain material amendments to the debt financing commitment, and each of Pebblebrook and Merger Sub is required, upon any reasonable request of LaSalle, to keep LaSalle informed in reasonable detail of the status of its efforts to arrange the debt financing, including by notifying LaSalle of Pebblebrook's and Merger Sub's compliance with and performance of their respective obligations under the debt financing commitment.

        In the event that any portion of the debt financing becomes unavailable in the manner (including any "flex" conditions) or from the sources contemplated in the debt financing commitment, each of Pebblebrook and Merger Sub is required to use its reasonable best efforts to take, or cause to be taken, all actions necessary to arrange for and obtain as promptly as practicable following the occurrence of any such event, alternative debt financing, including from alternative sources on terms and conditions that are not less favorable to Pebblebrook (including any "flex" conditions) than those set forth in the debt financing commitment and in an amount sufficient to consummate the transactions contemplated by the merger agreement and perform all of its obligations under the merger agreement.

        LaSalle is required to use its commercially reasonable efforts to provide to Pebblebrook all cooperation reasonably requested by Pebblebrook that is reasonably required in connection with any debt assumption, any third party debt financing or refinancing transaction or underwritten public offering of Pebblebrook common shares or Pebblebrook preferred shares for cash that Pebblebrook may pursue prior to the closing date, which we refer to as the financing activities; provided, however, that none of the acquired companies are required to provide cooperation that:

  •
  unreasonably interferes with the ongoing business of the acquired companies;

  •
  causes any covenant, representation or warranty in the merger agreement to be breached;

  •
  causes any closing condition set forth in section "—Conditions to the Mergers" to fail to be satisfied or otherwise causes the breach of the merger agreement or any agreement, contract, understanding or commitment to which the any of the acquired companies is a party;

  •
  requires the acquired companies to incur any liability (including, without limitation, any commitment fees and expense reimbursement) in connection with any financing activity prior to the closing;

  •
  requires the acquired companies or their respective directors, trustees, officers, managers or employees to give any legal opinion or other opinion of counsel or to execute, deliver or enter into, or perform any agreement, document, certificate or instrument (other than with respect to customary "comfort letters") or adopt resolutions approving the agreements, documents and instruments pursuant to which the financing activities is obtained that is not contingent upon the closing or that would be effective at or prior to the effective time of the partnership merger;

  •
  requires the acquired companies to provide any information that is prohibited or restricted by applicable law or applicable confidentiality undertaking or that constitutes privileged information or attorney-client work product;

  •
  requires the acquired companies to take any action that is prohibited or restricted by, or will conflict with or violate, any of their organizational documents, or would result in a violation or breach of, or default under, any agreement or agreement, contract, understanding or commitment to which the acquired companies are a party;

  •
  results in any officer, trustee or director of the acquired companies incurring personal liability with respect to any matter relating to any financing activity or requires any officer, trustee, director or other representative of LaSalle or any of LaSalle's subsidiaries to deliver any certificate that such officer, trustee, director or other representative reasonably believes, in good faith, contains any untrue certifications; or

  •
  requires the acquired companies or their representatives, as applicable, to waive or amend any terms of the merger agreement.

        Pebblebrook is required to keep LaSalle reasonably informed, on a reasonably current basis, of the status of its efforts to arrange and consummate any financing activity. Pebblebrook is also required to provide LaSalle with copies of any material definitive documents in respect of any financing activity and such other information and documentation regarding any financing activity and any syndication efforts, as applicable, as is reasonably requested by LaSalle.

        Each of the Pebblebrook parties has acknowledged and agreed that its obligations under the merger agreement to consummate the transactions contemplated by the merger agreement are not be conditioned in any respect on the Pebblebrook parties' receipt of proceeds from, or any other aspect of, a debt assumption or any financing activity.

Distribution of REIT Taxable Income

        If LaSalle or any of its subsidiary REITs declares a distribution to its shareholders that LaSalle determines in good faith is required to be distributed in order for LaSalle or its subsidiary REIT to qualify as a REIT under the Code or to avoid the incurrence of income or excise tax as permitted under the merger agreement, the merger consideration will be decreased by an amount equal to such distribution; provided that for the taxable year that includes the effective time of the company merger, no such distribution is permitted for any subsidiary REIT without the prior written consent of Pebblebrook (other than those distributions that are required (after taking into account the subsidiary REIT's ability to make a consent dividend pursuant to Section 565 of the Code) in order for such subsidiary REIT to qualify as a REIT for such year or to avoid to the extent reasonably possible the incurrence of income or excise tax by a subsidiary REIT where such distributions cannot reasonably be made after the closing date (including through a consent dividend), and any distributions required on any preferred shares of such subsidiary REIT). LaSalle and Pebblebrook agreed to cooperate in good faith to determine whether it is necessary for LaSalle to declare such a dividend and, if any, the amount of such dividend (the determination of which is required to be made at least 12 days prior to the closing date).

        If LaSalle declares a distribution to its shareholders pursuant to these provisions, the merger consideration shall be decreased by an amount equal to such distribution. The reduction in the merger consideration will be effected by:

  •
  reducing the cash consideration by an amount equal to the per share amount of LaSalle's distribution to its shareholders (which we refer to as the LaSalle distribution); and

  •
  by recalculating the exchange ratio to be equal to the amount determined by (A) multiplying (1) the high and low selling prices of Pebblebrook common shares on September 5, 2018, which we refer to as the pre-signing date Pebblebrook common share price, by (2) 0.92, and deducting from the product thereof the amount of the LaSalle distribution and (B) dividing (1) the resulting amount by (2) the pre-signing date Pebblebrook common share price.

        Pebblebrook and its subsidiary REITs may declare and pay a dividend to their shareholders in such amounts determined by Pebblebrook in its sole discretion to be required to be distributed in order for Pebblebrook or its subsidiary REITs to qualify as a REIT for such year and to avoid to the extent reasonably possible the incurrence of income or excise tax by Pebblebrook or its subsidiary REITs.

        If the closing date is to occur prior to the end of the then-current dividend period of Pebblebrook, then Pebblebrook may declare a dividend to the holders of Pebblebrook common shares, the record date and payment date (to the extent practicable) for which will be the close of business on the last business day prior to the closing date (which we refer to as the closing dividend date), subject to funds being legally available therefor.

        The per share dividend amount payable by Pebblebrook with respect to the Pebblebrook common shares will be an amount equal to the Pebblebrook common quarterly dividend, multiplied by a fraction, the numerator of which will be the number of days lapsed from the first day of the then-current dividend period through and including the closing dividend date, and the denominator of which will be the actual number of days in the calendar quarter in which such dividend is declared. Pebblebrook OP may make a distribution with respect to its partnership units in order to distribute funds sufficient for the foregoing dividends.

        In the event that the closing has not occurred on or prior to December 31, 2018, and the failure of the closing to occur by such date is not primarily attributable to the failure of LaSalle or LaSalle OP to perform their respective covenants or other obligations under the merger agreement, then LaSalle will be entitled to pay a dividend on the closing dividend date, subject to funds being legally available therefor, as follows:

  •
  the per-share dividend amount payable by LaSalle with respect to the LaSalle common shares will be an amount not in excess of $0.90 per LaSalle common share, multiplied by a fraction, the numerator of which will be the number of days lapsed from and including January 1, 2019, through and including the closing dividend date, and the denominator of which will be 365; and

  •
  LaSalle OP may make a distribution with respect to its partnership units in order to distribute funds sufficient for the foregoing dividends.

Certain Other Covenants

        The merger agreement contains certain other covenants of the parties relating to, among other things:

  •
  giving each party and its authorized representatives reasonable access to the other party's and its subsidiaries' properties, facilities, officers, offices and other facilities and books and records;

  •
  the cooperation and participation of LaSalle, as reasonably requested by Pebblebrook, in Pebblebrook's efforts to oversee the integration of the parties' operations in connection with the mergers;

  •
  the ability of each party to contact the other party's customers, suppliers, vendors, service providers, joint venture partners, lessors, lessees, consultants or lenders in connection with the mergers;

  •
  the preparation and filing of this joint proxy statement/prospectus;

  •
  the delisting and deregistration of the LaSalle common shares, the LaSalle Series I preferred shares and the LaSalle Series J preferred shares;

  •
  the classification and designation by Pebblebrook of a number of Pebblebrook preferred shares sufficient to enable the Pebblebrook parties to satisfy the Series I preferred share consideration and the Series J preferred share consideration;

  •
  the listing of the Pebblebrook common shares, the Pebblebrook Series E preferred shares and the Pebblebrook Series F preferred units on the NYSE;

  •
  actions necessary to eliminate or mitigate the effects any applicable anti-takeover statutes on the merger agreement, the mergers and the transactions contemplated by the merger agreement;

  •
  the consultation regarding any press releases or other public statements with respect to the merger agreement or the mergers;

  •
  the indemnification of LaSalle's and LaSalle's subsidiaries' trustees and officers;

  •
  certain tax matters, including each party's delivery to the other party, and to each of their respective outside legal counsel, certain opinions of counsel and tax representation letters for purposes of each party's outside legal counsel's delivery of opinions at closing;

  •
  confidentiality;

  •
  a requirement that each party and its subsidiaries will vote any common shares that they beneficially own of the other party in favor of the company merger and the Pebblebrook share issuance, as applicable;

  •
  the Pebblebrook Board's exemption of any person from the ownership limitations set forth in Pebblebrook's declaration of trust to the extent the receipt of the merger consideration or preferred merger consideration by such person would result in such person exceeding the threshold of such limitations; and

  •
  providing prompt notice to the other party, and giving such party the opportunity to participate in, any claim, lawsuit, court action, arbitration or other proceeding relating directly or indirectly to the merger agreement, the mergers or the transactions contemplated by the merger agreement.

        In addition, LaSalle and LaSalle OP must use commercially reasonable efforts to provide such cooperation and assistance as Pebblebrook may reasonably request to, among other things, sell shares, partnership interests or limited liability interests owned by LaSalle in any of its wholly owned subsidiaries on terms designated by Pebblebrook, exercise any of LaSalle's rights to terminate contracts with third parties and sell any of LaSalle's assets or properties on terms designated by Pebblebrook (including by entering into joinders to sell properties immediately prior to the completion of the mergers, provided that (1) such actions do not require LaSalle to contravene its or its subsidiaries' organizational documents, material contracts or applicable law, (2) any such exercises of any termination rights, sales or transactions must be contingent upon all conditions to the mergers under the merger agreement having been satisfied or waived, (3) such actions will not affect or modify the Pebblebrook parties' obligations under the merger agreement, including the amount of or timing of the payment of the merger consideration, and (4) LaSalle is not required to take any action that could adversely affect LaSalle's or its subsidiaries' classification as a REIT within the meaning of the Code or have certain other tax consequences. Pebblebrook will reimburse LaSalle for its reasonable out-of-pocket costs incurred in connection with LaSalle's or its subsidiaries' performance of these obligations, and Pebblebrook must indemnity LaSalle for any liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by LaSalle or its subsidiaries arising from the performance of these obligations.

Conditions to the Mergers

        The obligation of the parties to the merger agreement to consummate the mergers is subject to the satisfaction or waiver of the following mutual conditions:

  •
  obtainment of the LaSalle shareholders' approval of the company merger and the Pebblebrook shareholders' approval of the issuance of Pebblebrook common shares in connection with the merger;

  •
  no temporary restraining order, preliminary or permanent injunction or other order of or by any governmental entity preventing the consummation of the mergers has been issued, and there has not been any law enacted or deemed applicable to the mergers that makes consummation of the mergers illegal or otherwise restricts or prohibits consummation of the mergers;

  •
  the effectiveness of this joint proxy statement/prospectus and that no stop order suspending the effectiveness of this joint proxy statement/prospectus has been issued and remains in effect and no proceeding related thereto has been commenced or threatened and has not been withdrawn; and

  •
  the Pebblebrook common shares and the Pebblebrook preferred shares issuable in the company merger have been approved for listing.

        The obligation of the Pebblebrook parties to consummate the mergers is subject to the satisfaction or waiver of the following conditions:

  •
  (1) LaSalle's and LaSalle OP's representations and warranties regarding organization and good standing, subsidiaries, capitalization, authority to enter into the merger agreement and to consummate the transactions contemplated thereby, the approval of the merger proposal, brokers and takeover statutes must be true and correct in all material respects as of the date of the merger agreement and as of the closing date as though made as of the closing date, and (2) each of LaSalle's other representations and warranties must be true and correct as of the date of the merger agreement and as of the closing date as though made as of the closing date, except (i) in each case, to the extent that any such representation and warranty are made as of a specific date, in which case such representation and warranty must be true and correct only on and as of such earlier date, and (ii) in the case of part (2) of this bullet point, where the failure of such representations or warranties to be true and correct (except in the case of the representation to the absence of certain changes to the effect that there has not been an effect that has had or would not, individually or in the aggregate, reasonably be expected to have, a material adverse effect, without giving effect to any materiality or the material adverse effect qualification) does not have, and would not reasonably be expected to have, individually or in the aggregate, a materially adverse effect;

  •
  LaSalle and LaSalle OP must have performed in all material respects all obligations required to be performed by LaSalle and LaSalle OP under the merger agreement on or prior to the closing date;

  •
  since the date of the merger agreement, there must not have occurred any material adverse effect;

  •
  Pebblebrook must have received at closing a certificate signed on behalf of LaSalle by its chief executive officer or its chief financial officer that the conditions set forth in the three previous bullet points have been satisfied;

  •
  Pebblebrook must have received a tax opinion of LaSalle's counsel, DLA Piper (or such other nationally recognized REIT counsel as may be reasonably acceptable to Pebblebrook), dated as of the closing date (which such opinion is subject to customary assumptions, qualifications and representations, including representations made by LaSalle and LaSalle's subsidiaries), to the effect that beginning with LaSalle's taxable year ended December 31, 2002 and until the closing of the mergers, LaSalle has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code; and

  •
  Pebblebrook must have received an opinion of Pebblebrook's counsel, Hunton (or such other counsel as may be reasonably acceptable to Pebblebrook and LaSalle), dated as of the closing date, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the company merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

        LaSalle's and LaSalle OP's obligation to consummate the mergers is subject to the satisfaction or waiver of the following conditions:

  •
  (1) the representations and warranties of Pebblebrook, Merger Sub and Merger OP regarding organization and good standing, subsidiaries, capitalization, authority to enter into the merger agreement and to consummate the transactions contemplated thereby, the approval of the Pebblebrook share issuance, brokers and takeover statutes must be true and correct in all material respects as of the date of the merger agreement and as of the closing date as though made as of the closing date, and (2) each of Pebblebrook's, Merger Sub's and Merger OP's other representations and warranties must be true and correct as of the date of the merger agreement and as of the closing date as though made as of the closing date, except (i) in each case, to the extent that any such representation and warranty are made as of a specific date, in which case such representation and warranty must be true and correct only on and as of such earlier date, and (ii) in the case of part (2) of this bullet point, where the failure of such representations or warranties to be true and correct (except in the case of the representation to the absence of certain changes to the effect that there has not been an effect that has had or would not, individually or in the aggregate, reasonably be expected to have, a material adverse effect, without giving effect to any materiality or the material adverse effect qualification) does not have, and would not reasonably be expected to have, individually or in the aggregate, a materially adverse effect;

  •
  each of Pebblebrook, Merger Sub and Merger OP must have performed in all material respects all obligations required to be performed by them under the merger agreement at or prior to the closing date;

  •
  since the date of the merger agreement, there must not have occurred any material adverse effect;

  •
  LaSalle must have received at closing a certificate signed on behalf of Pebblebrook by its chief executive officer or its chief financial officer that the conditions set forth in the three previous bullet points have been satisfied

  •
  LaSalle must have received a tax opinion of Pebblebrook's counsel, Hunton (or such other nationally recognized REIT counsel as may be reasonably acceptable to Pebblebrook and LaSalle), dated as of the closing date, to the effect that beginning with Pebblebrook's taxable year ended December 31, 2009 and until the closing of the mergers, Pebblebrook has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code; and

  •
  LaSalle must have received an opinion of LaSalle's counsel, Goodwin (or such other counsel as may be reasonably acceptable to Pebblebrook and LaSalle), dated as of the closing date, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the company merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

Termination of the Merger Agreement

        The merger agreement may be terminated at any time prior to the effective time of the partnership merger (including, except as provided below, after the LaSalle shareholder approval of the company merger or after the Pebblebrook shareholder approval of the issuance of Pebblebrook common shares in connection with the company merger) as described below.

Termination by LaSalle and Pebblebrook

        LaSalle and Pebblebrook may mutually agree to terminate the merger agreement and abandon the mergers at any time prior to the closing of the mergers.

Termination by Either LaSalle or Pebblebrook

        LaSalle, on the one hand, or Pebblebrook, on the other hand, may terminate the merger agreement upon written notice to the other at any time prior to the completion of the mergers, if:

  •
  the closing date has not occurred on or before the end date, provided that the right to terminate the merger agreement under this bullet is not available to any party whose material breach (or its affiliate's material breach) of any provision of the merger agreement has been the cause of, or resulted in, the failure of the mergers to be consummated by the end date;

  •
  any governmental entity of competent jurisdiction has issued a final and non-appealable order or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated by the merger agreement, provided that the party seeking to terminate the merger agreement must have used its reasonable best efforts to have such order lifted if and to the extent required by its obligations under the merger agreement; or

  •
  either party's shareholder approval has not been obtained upon a vote taken at such party's special meeting (or any adjournment or postponement thereof).

Termination by LaSalle

        LaSalle may also terminate the merger agreement by written notice to Pebblebrook at any time prior to the closing of the mergers, if:

  •
  Pebblebrook, Merger Sub or Merger OP has breached any representation, warranty, covenant or other agreement contained in the merger agreement such that the closing conditions relating to its representations, warranties, covenants or agreements would be incapable of being satisfied by the end date, provided that LaSalle will not be entitled to terminate the merger agreement under this bullet if LaSalle or LaSalle OP are in breach of any of their representations, warranties, covenants or other agreements contained in the merger agreement such that the closing conditions relating to the LaSalle parties' representations, warranties, covenants or agreements would be incapable of being satisfied by the end date;

  •
  prior to obtaining shareholder approval, the LaSalle Board has effected a change in recommendation in respect of a superior proposal in accordance with the requirements described above in the sections entitled "—Restriction on Solicitation of Acquisition Proposals" and "—Obligation of Each Party's Board of Trustees with Respect to Its Recommendation" and the LaSalle Board has approved, and concurrently with the termination under the provision described in this bullet, LaSalle enters into a definitive agreement providing for the implementation of such superior proposal, but only if LaSalle is not then in breach of its obligations described above in the section entitled "—Restriction on Solicitation of Acquisition

    Proposals," provided that such termination will not be effective until LaSalle has paid the company termination fee (as described below) to Pebblebrook; or

  •
  the Pebblebrook Board has, prior to obtaining Pebblebrook shareholder approval of the issuance of Pebblebrook common shares in connection with the company merger, (1) effected a change in recommendation in accordance with the requirements described above in the section entitled "—Obligation of Each Party's Board of Trustees with Respect to its Recommendation" or (2) any of Pebblebrook, Merger Sub or Merger OP enters into any alternative acquisition agreement.

Termination by Pebblebrook

        Pebblebrook may also terminate the merger agreement by written notice to LaSalle at any time prior to the closing of the mergers, if:

  •
  LaSalle or LaSalle OP have breached any of their representations, warranties, covenants or other agreements contained in the merger agreement such that the closing conditions relating to the LaSalle parties' representations, warranties, covenants or agreements would be incapable of being satisfied by the end date, provided that Pebblebrook will not be entitled to terminate the merger agreement under this bullet if any of the Pebblebrook parties are in breach of any of their representations, warranties, covenants or other agreements contained in the merger agreement such that the closing conditions relating to the Pebblebrook parties' representations, warranties, covenants or agreements would be incapable of being satisfied by the end date; or

  •
  the LaSalle Board has, prior to obtaining LaSalle shareholder approval of the company merger, (1) effected a change in recommendation in accordance with the requirements described above in the section entitled "—Obligation of Each Party's Board of Trustees with Respect to its Recommendation" or (2) LaSalle or any of LaSalle's subsidiaries enters into any alternative acquisition agreement.

Termination Fees

Termination Fee Payable by LaSalle

        LaSalle has agreed to pay the company termination fee of $112 million to Pebblebrook, if:

  •
  Pebblebrook terminates the merger agreement pursuant to the provision described in the second bullet in the section entitled "—Termination of the Merger Agreement—Termination by Pebblebrook";

  •
  LaSalle terminates the merger agreement pursuant to the provision described in the second bullet in the section entitled "—Termination of the Merger Agreement—Termination by LaSalle"; or

  •
  all of the following requirements are satisfied:

  •
  LaSalle or Pebblebrook terminate the merger agreement pursuant to the provisions described in the first bullet or the third bullet in the section entitled "—Termination of the Merger Agreement—Termination by Either LaSalle or Pebblebrook" or Pebblebrook terminates the merger agreement pursuant to the provision described in the first bullet in the section entitled "—Termination of the Merger Agreement—Termination by Pebblebrook"; and

  •
  (1) an acquisition proposal has been received by LaSalle or LaSalle's representatives or any person has publicly proposed or publicly announced an intention (whether or not conditional) to make an acquisition proposal (and, in the case of a termination pursuant to the provision described in the third bullet in the section entitled "—Termination of the Merger Agreement—Termination by Either LaSalle or Pebblebrook," such acquisition proposal or publicly proposed or announced intention was made prior to the special meeting) and (2) within 12 months after the date of a termination referred to in the immediately preceding sub-bullet LaSalle enter into a definitive agreement in respect of, or consummate, any acquisition proposal (provided that for purposes of this sub-bullet, each reference to "20% or more" in the definition of "acquisition proposal" will be deemed to be references to "more than 50%").

Termination Fee Payable by Pebblebrook

        Pebblebrook has agreed to pay to LaSalle the parent termination fee of $81 million if LaSalle terminates the merger agreement pursuant to the provisions described in the third bullet in the section entitled "—Termination of the Merger Agreement—Termination by LaSalle."

Amendment and Waiver

        The merger agreement may be amended with the mutual agreement of the parties at any time, whether before or after LaSalle or Pebblebrook has obtained shareholder approval, provided that (1) after either approval has been obtained, no amendment or waiver may be made that pursuant to applicable law requires further approval or adoption by LaSalle's shareholders or Pebblebrook's shareholders, as applicable, without such further approval or adoption being obtained and (2) certain provisions may not be amended in any manner that is materially adverse to a debt financing source without its prior written consent.

FINANCING RELATED TO THE MERGERS

Debt Financing—Bridge Loan Commitment Letter

        The mergers are not conditioned upon Pebblebrook or Pebblebrook OP having received any financing at or prior to the effective time of the mergers. However, in connection with the mergers and the transactions contemplated by the merger agreement, Pebblebrook and Pebblebrook OP have entered into a bridge loan commitment letter with Bank of America and BAML, pursuant to which Bank of America agreed to be the sole administrative agent for a senior unsecured bridge loan facility to Pebblebrook OP for up to $2.4 billion, which we refer to as the bridge loan facility, subject to the conditions set forth in the bridge loan commitment letter. BAML agreed to act as sole lead arranger and sole bookrunner for the bridge loan facility, and to form a syndicate of financial institutions, including Bank of America, to fund the bridge loan facility, which we refer to collectively as the lenders.

        The bridge loan commitment letter expires on the earliest of (i) March 6, 2019, (ii) the completion date of the mergers without the use of the bridge loan facility and (iii) the date that the merger agreement is terminated by Pebblebrook or its affiliates or expires in accordance with its terms. The description below is based on the terms of the bridge loan commitment letter.

        If drawn upon, the proceeds from the bridge loan facility may be used to (i) pay the cash consideration, (ii) fund the refinancing of certain of the existing third-party indebtedness for borrowed money of Pebblebrook OP, the LaSalle parties and their respective subsidiaries, which we refer to as the refinancing, and (iii) fees and expenses incurred in connection with the foregoing, the bridge loan facility or related financings and the mergers.

        The bridge loan facility is expected to be structured as a syndicated 364-day unsecured term loan facility.

        The obligations of the lenders to provide the financing under the bridge loan commitment letter are subject to a number of conditions (including conditions that do not relate directly to the merger agreement), including without limitation: (i) the execution of definitive documentation with regard to the bridge loan facility; (ii) consummation of the mergers in accordance with the merger agreement (without giving effect to any amendments, modifications or waivers to the merger agreement that are materially adverse to the interests of the lenders without the prior consent of the lenders) substantially concurrently with the funding of the bridge loan facility; (iii) that since September 6, 2018, there has not been any Company Material Adverse Effect (as defined in the merger agreement); (iv) delivery of certain customary financial statements with respect to Pebblebrook; (v) delivery of certain customary closing documents; (vi) payment of all costs, fees, expenses and other compensation as contemplated by the bridge loan commitment letter; and (vii) the accuracy of certain customary representations and warranties.

        The bridge loan facility will not amortize and is unsecured. Any borrowings under the facility will bear interest at a rate per annum equal to, at the option of Pebblebrook, (i) LIBOR plus a margin that is based upon Pebblebrook's leverage ratio (for interest periods of one, two, three or six months or with the lenders' consent, any other period of 12 months or less) or (ii) the Base Rate (which is defined as the greater of the rate of interest as publicly announced from time to time by Bank of America as its prime rate and the Federal Funds rate plus 0.50%) plus a margin that is based on Pebblebrook's leverage ratio. The margins will range in amount from 1.45% to 2.25% for LIBOR-based loans, depending on Pebblebrook's leverage ratio, and the greater of (a) 0% and (b) the applicable LIBOR margin minus 1% for Base Rate-based loans. The interest rates will increase (i) by 0.25% from and after the date that is three months after the date the bridge loan facility closes, (ii) by an additional 0.25% from and after the date that is six months after the date the bridge loan facility closes

(for an aggregate increase of 0.50%) and (iii) by an additional 0.25% from and after the date that is nine months after the date the bridge loan facility closes (for an aggregate increase of 0.75%).

        In addition, the terms of the bridge loan financing commitment include the following: (i) a maturity date at 364 days from the closing of the bridge loan facility, (ii) certain voluntary and mandatory prepayment and commitment reduction provisions including with respect to debt and equity issuances and dispositions as set forth in the bridge loan commitment letter, (iii) customary financial covenants, and (iv) customary representations and warranties, affirmative and negative covenants, events of default and conditions to borrowings.

        Pursuant to the bridge loan facility and in accordance with the terms of a fee letter entered into among the lenders and Pebblebrook OP, the lenders expect to receive certain customary fees, some of which are based on their pro rata participation under the commitment letter, from Pebblebrook OP, including certain fees payable depending on various circumstances and contingencies.

        Pebblebrook and Pebblebrook OP have the right to use alternative financing in connection with the consummation of the mergers and are under no obligation to draw upon the bridge loan facility from the lenders. Pebblebrook and Pebblebrook OP are currently exploring the availability of alternative financing including through existing unsecured credit facilities or other financing arrangements, including the refinancing.

Contingent Purchase and Sale Agreement

        On August 20, 2018, in anticipation of LaSalle terminating the Blackstone merger agreement and entering into an agreement and plan of merger with Pebblebrook, Pebblebrook entered into an agreement with a third-party prospective purchaser, unaffiliated with either Pebblebrook or LaSalle, Saddletree Capital Partners LLC, a Delaware limited liability company, which we refer to as Saddletree, to sell three of LaSalle's hotels to Saddletree, which we refer to as the portfolio sale agreement, contingent upon, among other things, LaSalle entering into an agreement and plan of merger with Pebblebrook, certain of LaSalle's affiliates joining the portfolio sale agreement upon entering into such agreement and plan of merger and the shareholders of both companies providing the requisite approvals for the mergers. On September 6, 2018, after entering into the merger agreement, certain of LaSalle's affiliates entered into an agreement to join the portfolio sale agreement, which we refer to as the joinder agreement.

        The three LaSalle hotels to be sold pursuant to the portfolio sale agreement are the 761-guest room Park Central Hotel New York and the 172-guest room WestHouse Hotel New York located in New York, New York, and the 681-guest room Park Central San Francisco located in San Francisco, California. The contract sales price for the three hotels is $715 million. Pebblebrook intends to use the proceeds from the portfolio sale agreement to fund a portion of the cash consideration or other expenses incurred in connection with the mergers.

        Pursuant to the portfolio sale agreement and the joinder agreement, the sale of the three hotels is to be consummated immediately prior to the completion of the mergers. The sale is subject to the satisfaction of customary closing conditions in addition to the contingencies set forth above, and no assurance can be given that the sale will be consummated on the agreed terms, or at all.

        The portfolio sale agreement and the joinder agreement were filed as Exhibits 99.6 and 99.7, respectively, to the registration statement on Form S-4 of which this joint proxy statement/prospectus forms a part and are incorporated herein by reference.

 TRUSTEES AND MANAGEMENT OF THE COMBINED COMPANY AFTER THE MERGERS

        Immediately following the effective time of the company merger, the board of trustees of the combined company will consist of the seven current Pebblebrook trustees, Jon E. Bortz, Cydney C. Donnell, Ron E. Jackson, Phillip M. Miller, Michael J. Schall, Earl E. Webb and Laura H. Wright.

        The executive officers of Pebblebrook immediately prior to the effective time of the company merger will continue to serve as the executive officers of the combined company, with Jon E. Bortz continuing to serve as the President, Chief Executive Officer and Chairman of the Board of the combined company.

 DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

General

        The following is a summary of some of the terms of Pebblebrook's shares of beneficial interest, Pebblebrook's declarations of trust and Pebblebrook's bylaws. You should read Pebblebrook's declaration of trust and bylaws and the applicable provisions of Maryland law for complete information on Pebblebrook's shares of beneficial interest. The following summary is not complete and is subject to, and qualified in its entirety by reference to, the provisions of Pebblebrook's declaration of trust and bylaws. To obtain copies of these documents, see "Where You Can Find More Information and Incorporation by Reference" beginning on page 252.

        The description of Pebblebrook's shares of beneficial interest in this section applies to the shares of beneficial interest of the combined company after the mergers. See "Comparison of Rights of Pebblebrook Shareholders and LaSalle Shareholders" beginning on page 246.

        As of October 23, 2018, the total number of shares of beneficial interest all classes which Pebblebrook has authority to issue is 600,000,000 of shares beneficial interest, consisting of 500,000,000 common shares, $0.01 par value per share, and 10,000,000 shares of preferred shares, $0.01 par value per share.

        As of October 23, 2018, 69,039,917 Pebblebrook common shares were issued and outstanding (which includes 127,732 unvested restricted shares) and 1,207,886 Pebblebrook common shares have been reserved for issuance under the Pebblebrook equity incentive plans in connection with existing and future awards. In addition, as of October 23, 2018, 5,000,000 shares of 6.50% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share, of Pebblebrook, which we refer to as the Pebblebrook Series C preferred shares, and 5,000,000 shares of 6.375% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share, of Pebblebrook, which we refer to as the Pebblebrook Series D preferred shares were issued and outstanding.

Common Shares

        The following description of Pebblebrook common shares sets forth certain general terms and provisions of Pebblebrook common shares. This description is in all respects subject to and qualified in its entirety by reference to the applicable provisions of Pebblebrook's declaration of trust and bylaws and the applicable provisions of Maryland law. Pebblebrook common shares are listed on the NYSE under the symbol "PEB".

        All outstanding Pebblebrook common shares are duly authorized, fully paid and nonassessable. Subject to the preferential rights of any other class or series of shares of beneficial interest and to the provisions of Pebblebrook's declaration of trust regarding the restrictions on transfer of shares of beneficial interest, holders of Pebblebrook common shares are entitled to receive dividends on such shares if, as and when authorized by the Pebblebrook Board out of assets legally available therefor and declared by Pebblebrook and to share ratably in the assets of Pebblebrook legally available for distribution to its shareholders in the event of its liquidation, dissolution or winding up after payment or establishment of reserves for all known debts and liabilities.

        Subject to the provisions of Pebblebrook's declaration of trust regarding the restrictions on transfer of shares, and except as may be otherwise specified therein, with respect to any class or series of common shares, each outstanding Pebblebrook common share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of trustees and, except as provided with respect to any other class or series of shares, the holders of such shares will possess the exclusive voting power. There is no cumulative voting in the election of the board of trustees, which means that the holders of a majority of the outstanding Pebblebrook common shares can elect all of the trustees then standing for election and the holders of the remaining shares will not be able to elect any trustees.

        Holders of Pebblebrook common shares have no preference, conversion, exchange, sinking fund or redemption rights, have no preemptive rights to subscribe for any securities of Pebblebrook and generally have no appraisal rights unless the Pebblebrook Board determines that appraisal rights apply, with respect to all or any classes or series of shares, to one or more transactions occurring after the date of such determination in connection with which shareholders would otherwise be entitled to exercise appraisal rights. Subject to the provisions of Pebblebrook's declaration of trust regarding the restrictions on transfer of shares, the Pebblebrook common shares will have equal distribution, liquidation and other rights.

        Under the MRL, a Maryland trust generally cannot dissolve, amend its declaration of trust, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless the action is approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is set forth in the real estate investment trust's declaration of trust. Except for certain amendments to their declaration of trust relating to the removal of trustees and the vote required for certain amendments, Pebblebrook's declaration of trust provides that these actions may be taken if declared advisable by a majority of the board of trustees and approved by the vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter. However, Maryland law permits a trust to transfer all or substantially all of its assets without the approval of the shareholders to one or more persons if all of the equity interests of the person or persons are owned, directly or indirectly, by the trust. In addition, operating assets may be held by a trust's subsidiaries and these subsidiaries may be able to transfer all or substantially all of such assets without a vote of the Pebblebrook shareholders.

        Pebblebrook's declaration of trust authorizes the Pebblebrook Board to reclassify any unissued Pebblebrook common shares into other classes or series of shares and to establish the number of shares in each class or series and to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions or other distributions, qualifications or terms or conditions of redemption for each such class or series.

Power to Increase Authorized Shares and Issue Additional Shares of the Common Shares

        The Pebblebrook Board has the power to amend Pebblebrook's declaration of trust from time to time without shareholder approval to increase or decrease the aggregate number of authorized shares or the number of authorized shares of any issued series of shares, to issue additional authorized but unissued shares and to classify or reclassify unissued Pebblebrook common shares into other classes or series of shares and thereafter to cause Pebblebrook to issue such classified or reclassified shares. Subject to the limited rights of holders of the Pebblebrook Series C preferred shares, Pebblebrook Series D preferred shares, Pebblebrook Series E preferred shares (after the completion of the mergers) and Pebblebrook Series F preferred shares (after the completion of the mergers) and each other parity class or series of preferred shares, voting together as a single class, to approve certain issuances of senior classes or series of shares, the additional classes or series, as well as the common shares, will be available for issuance without further action by the Pebblebrook shareholders, unless shareholder consent is required by applicable law or the rules of any shares exchange or automated quotation system on which the securities may be listed or traded.

Restrictions on Ownership and Transfer

        In order for Pebblebrook to qualify as a REIT under the Code, its shares of beneficial interest must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of the outstanding shares of beneficial interest may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities such as qualified pension plans) during the last half of a taxable year (other than the first year for which an election to be a REIT has been made).

        Pebblebrook's declaration of trust contains restrictions on the ownership and transfer of Pebblebrook's shares of beneficial interest that are intended to assist Pebblebrook in complying with these requirements and continuing to qualify as a REIT. The relevant sections of Pebblebrook's declaration of trust provide that, subject to the exceptions described below, no person or entity may beneficially own, or be deemed to own by virtue of the applicable constructive ownership provisions of the Code, more than 9.8% (by value or by number of shares, whichever is more restrictive) of the outstanding shares of beneficial interest. Pebblebrook refers to this restriction as the "share ownership limit." A person or entity that becomes subject to the ownership limits by virtue of a violative transfer that results in a transfer to a trust, as set forth below, is referred to as a "purported beneficial transferee" if, had the violative transfer been effective, the person or entity would have been a record owner and beneficial owner or solely a beneficial owner of the shares of beneficial interest, or is referred to as a "purported record transferee" if, had the violative transfer been effective, the person or entity would have been solely a record owner of the shares of beneficial interest.

        The constructive ownership rules under the Code are complex and may cause shares owned actually or constructively by a group of related individuals and/or entities to be owned constructively by one individual or entity. As a result, the acquisition of less than 9.8% of the outstanding shares of beneficial interest by an individual or entity could, nevertheless, cause that individual or entity, or another individual or entity, to own constructively more than 9.8% of the outstanding shares of beneficial interest and thereby subject such shares to the applicable ownership limit.

        The Pebblebrook Board may, in its sole discretion waive, prospectively or retroactively, the share ownership limit with respect to a particular shareholder if it determines that such waiver will not cause any individual's beneficial ownership of shares of Pebblebrook's shares of beneficial interest to violate the share ownership limit and that any exemption from the applicable ownership limit will not jeopardize Pebblebrook's status as a REIT and determines that such shareholder does not and will not own, actually or constructively, an interest in a tenant of Pebblebrook that would cause Pebblebrook to own, actually or constructively, more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant or that any such ownership would not cause Pebblebrook to fail to qualify as a REIT under the Code.

        In connection with a waiver of the share ownership limit or at any other time, the Pebblebrook Board may increase the applicable ownership limit for one or more persons and decrease the applicable ownership limit for all other persons and entities; provided, however, that the decreased ownership limit will not be effective for any person or entity whose percentage ownership in the shares of beneficial interest exceeds the decreased ownership limit until such time as such person or entity's percentage ownership equals or falls below the decreased ownership limit; but any further acquisition of shares of beneficial interest in excess of such percentage ownership will be in violation of the applicable ownership limit. Additionally, the new ownership limit, as applicable, may not allow five or fewer shareholders to beneficially own more than 49% in value of Pebblebrook's outstanding shares of beneficial interest.

        Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of shares of Pebblebrook's shares that will or may violate any of the foregoing restrictions on transferability and ownership will be required to give notice immediately to Pebblebrook and provide it with such other information as it may request in order to determine the effect of such transfer on its status as a REIT. The foregoing provisions on transferability and ownership will not apply if the Pebblebrook Board determines that it is no longer in Pebblebrook's best interests to attempt to qualify, or to continue to qualify, as a REIT.

        Pursuant to Pebblebrook's declaration of trust, if any purported transfer of Pebblebrook's shares or any other event would otherwise result in any person violating the ownership limit or such other limit as established by the Pebblebrook Board or would result in Pebblebrook's being "closely held" under Section 856(h) of the Code or otherwise failing to qualify as a REIT, then that number of shares in excess of the applicable ownership limit or causing Pebblebrook to be "closely held" or otherwise to fail to qualify as a REIT (rounded up to the nearest whole share) will be automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations selected by Pebblebrook and the intended transferee will acquire no rights in such shares. The automatic transfer will be effective as of the close of business on the business day prior to the date of the violative transfer or other event that results in the transfer to the trust. Any distribution or other distribution paid to the purported record transferee, prior to Pebblebrook's discovery that the shares had been automatically transferred to a trust as described above, must be repaid to the trustee upon demand for distribution to the beneficiary of the trust, and the trustee may reduce the amount payable to the purported record transferee upon the sale of the shares transferred to the trustee (as described below) by the amount of any such distributions or other distributions which have not been repaid to the trustee. If the transfer to the trust as described above is not automatically effective, for any reason, to prevent a violation of the applicable ownership limit or the Pebblebrook's being "closely held" or otherwise failing to qualify as a REIT, then the declaration of trust provides that the transfer of the shares in excess of the ownership limit will be void. If any transfer would result in shares of Pebblebrook's shares being beneficially owned by fewer than 100 persons, then any such purported transfer will be void and of no force or effect and the intended transferee will acquire no rights in the shares.

        Pebblebrook common shares transferred to the trustee are deemed offered for sale to Pebblebrook, or its designee, at a price per share equal to the lesser of (1) the price paid by the purported record transferee for the shares (or, if the event which resulted in the transfer to the trust did not involve a purchase of Pebblebrook common shares at market price, the last sales price reported on the NYSE on the trading day immediately preceding the day of the event which resulted in the transfer of such Pebblebrook common shares to the trust) and (2) the market price on the date Pebblebrook, or its designee, accepts such offer. Pebblebrook may reduce the amount payable to the purported record transferee by the amount of distributions and distributions which have been paid to the purported record transferee and are owed by the purported record transferee to the trustee. Pebblebrook will pay the amount of such reduction to the trustee for the benefit of the charitable beneficiary. Pebblebrook has the right to accept such offer until the trustee has sold the Pebblebrook common shares held in the trust pursuant to the clauses discussed below. Upon a sale Pebblebrook, the interest of the charitable beneficiary in the shares sold terminates and the trustee must distribute the net proceeds of the sale to the purported record transferee and any distributions or other distributions held by the trustee with respect to such shares will be paid to the charitable beneficiary.

        If Pebblebrook does not buy the shares, the trustee must, within 20 days of receiving notice from Pebblebrook of the transfer of shares to the trust, sell the shares to a person or entity designated by the trustee who could own the shares without violating the common shares ownership limit or the preferred shares ownership limit, as applicable, and the aggregate shares ownership limit or such other limit as established by the Pebblebrook Board. After that, the trustee must distribute to the purported record transferee an amount equal to the lesser of (1) the price paid by the purported record transferee or owner for the shares (or, if the event which resulted in the transfer to the trust did not involve a purchase of such shares at market price, the last sales price reported on the NYSE on the trading day immediately preceding the day of the event which resulted in the transfer of such Pebblebrook common shares to the trust) and (2) the sales proceeds (net of commissions and other expenses of sale) received by the trustee for the shares. The trustee may reduce the amount payable to the purported record transferee by the amount of distributions and distributions which have been paid to the purported record transferee and are owed by the purported record transferee to the trustee. Any net sales proceeds in excess of the amount payable to the purported record transferee will be immediately paid to the charitable beneficiary, together with any distributions or other distributions thereon. In addition, if prior to discovery by Pebblebrook that Pebblebrook common shares have been transferred to a trust, such Pebblebrook common shares are sold by a purported record transferee, then such Pebblebrook common shares shall be deemed to have been sold on behalf of the trust and to the extent that the purported record transferee received an amount for or in respect of such shares that exceeds the amount that such purported record transferee was entitled to receive, such excess amount shall be paid to the trustee upon demand. The purported beneficial transferee or purported record transferee has no rights in the shares held by the trustee.

        In addition, if the Pebblebrook Board or other permitted designees determine in good faith that a proposed transfer would violate the restrictions on ownership and transfer set forth in the declaration of trust, the Pebblebrook Board or other permitted designees will take such action as it deems or they deem advisable to refuse to give effect to or to prevent such transfer, including, but not limited to, causing Pebblebrook to redeem Pebblebrook common shares or Pebblebrook preferred shares, refusing to give effect to the transfer on Pebblebrook's books or instituting proceedings to enjoin the transfer.

        Any beneficial owner or constructive owner of Pebblebrook common shares or Pebblebrook preferred shares and any person or entity (including the shareholder of record) who is a holder of Pebblebrook common shares or Pebblebrook preferred shares for a beneficial owner must, on request, provide Pebblebrook with a completed questionnaire containing the information regarding the ownership of such shares, as set forth in the applicable Treasury Regulations. In addition, any person or entity that is a beneficial owner or constructive owner of Pebblebrook common shares or Pebblebrook preferred shares and any person or entity (including the shareholder of record) who is holding Pebblebrook common shares or Pebblebrook preferred shares for a beneficial owner or constructive owner shall, on request, be required to disclose to Pebblebrook in writing such information as Pebblebrook may request in order to determine the effect, if any, of such shareholder's actual and constructive ownership of shares of such shares, on its status as a REIT and to ensure compliance with the Pebblebrook common shares ownership limit, the Pebblebrook preferred shares ownership limit and the aggregate shares ownership limit, or as otherwise permitted by the Pebblebrook Board.

        All certificates representing Pebblebrook common shares and Pebblebrook preferred shares bear a legend referring to the restrictions described above.

        Transfer Agent and Registrar.    The transfer agent and registrar for Pebblebrook common shares is Equiniti Trust Company.

6.375% Series E Cumulative Redeemable Preferred Shares

        General.    In connection with the completion of the mergers, Pebblebrook will file with the SDAT articles supplementary creating the Pebblebrook Series E preferred shares as a series of Pebblebrook preferred shares, designated as the 6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value, of Pebblebrook. The following description of the Pebblebrook Series E preferred shares is qualified in its entirety by reference to such articles supplementary, which are attached to this joint proxy statement/prospectus as Annex G, and Pebblebrook's declaration of trust. The Pebblebrook Series E preferred shares will be validly issued, fully paid and nonassessable.

        Pebblebrook intends to apply for listing of the Pebblebrook Series E preferred shares on the NYSE.

        Ranking.    The Pebblebrook Series E preferred shares will rank, with respect to distribution rights and rights upon Pebblebrook's liquidation, dissolution or winding-up:

  •
  senior to all classes or series of Pebblebrook common shares, and to any other class or series of shares expressly designated as ranking junior to the Series E preferred shares;

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  on parity with any class or series of shares expressly designated as ranking on parity with the Pebblebrook Series E preferred shares, including the Pebblebrook Series C preferred shares, the Pebblebrook Series D preferred shares and the Pebblebrook Series F preferred shares; and

  •
  junior to any other class or series of shares expressly designated as ranking senior to the Pebblebrook Series E preferred shares.

        Distribution Rate and Payment Date.    Holders of the Pebblebrook Series E preferred shares will be entitled to receive cumulative cash distributions on the Pebblebrook Series E preferred shares from and including the date of original issue, payable quarterly in arrears on or about the last calendar day of January, April, July and October of each year, commencing on January 15, 2019, at the rate of 6.375% per annum of the $25.00 liquidation preference per share (equivalent to an annual amount of $1.59375 per share). Distributions on the Pebblebrook Series E preferred shares will accrue whether or not Pebblebrook has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized or declared.

        Liquidation Preference.    In the event of a liquidation, dissolution or winding up, holders of the Pebblebrook Series E preferred shares will have the right to receive $25.00 per share, plus accrued and unpaid distributions (whether or not earned or declared) up to but excluding the date of payment, before any payment is made to holders of the Pebblebrook common shares and any other class or series of shares ranking junior to the Pebblebrook Series E preferred shares as to liquidation rights. The rights of holders of Pebblebrook Series E preferred shares to receive their liquidation preference will be subject to the proportionate rights of any other class or series of shares ranking on parity with the Pebblebrook Series E preferred shares as to liquidation.

        Optional Redemption.    The Series E preferred shares will be redeemable at Pebblebrook's option, in whole or in part at any time or from time to time, for cash at a redemption price of $25.00 per share, plus accrued and unpaid distributions (whether or not authorized or declared) up to and including the redemption date. However, unless full cumulative distributions on the Pebblebrook Series E preferred shares for all past distribution periods have been, or contemporaneously are, paid or an amount in cash sufficient for the payment thereof is set apart, no Pebblebrook Series E preferred shares may be redeemed unless all outstanding Pebblebrook Series E preferred shares are simultaneously redeemed; provided, that the foregoing restriction does not prevent Pebblebrook from taking action necessary to preserve its status as a REIT. Any partial redemption will be on a pro rata basis.

        Special Optional Redemption.    Upon the occurrence of a change of control (as defined in Pebblebrook's declaration of trust), Pebblebrook may, at its option, redeem the Pebblebrook Series E preferred shares, in whole or in part within 120 days after the first date on which such change of control occurred, by paying $25.00 per share, plus any accrued and unpaid distributions up to and including the date of redemption. If, prior to the conversion rate (as defined below), Pebblebrook exercises any of its redemption rights relating to the Pebblebrook Series E preferred shares (whether its optional redemption right or its special optional redemption right), the holders of Pebblebrook Series E preferred shares will not have the conversion right described below.

        No Maturity, Sinking Fund or Mandatory Redemption.    The Pebblebrook Series E preferred shares will not have a stated maturity date and Pebblebrook will not be required to redeem the Pebblebrook Series E preferred shares at any time. Accordingly, the Pebblebrook Series E preferred shares will remain outstanding indefinitely, unless Pebblebrook decides, at its option, to exercise its redemption right or, under circumstances where the holders of the Pebblebrook Series E preferred shares have a conversion right, such holders decide to convert the Pebblebrook Series E preferred shares into common shares. The Pebblebrook Series E preferred shares are not subject to any sinking fund.

        Voting Rights.    Holders of the Pebblebrook Series E preferred shares generally will have no voting rights. However, if Pebblebrook is in arrears on distributions on the Pebblebrook Series E preferred shares for six or more quarterly periods, whether or not consecutive, holders of the Pebblebrook Series E preferred shares (voting together as a class with the holders of all other classes or series of parity preferred shares upon which like voting rights have been conferred and are exercisable) will be entitled to vote at a special meeting called upon the written request of at least 10% of such holders or at the next annual meeting of shareholders and each subsequent annual meeting of shareholders for the election of two additional trustees to serve on the Pebblebrook Board until all unpaid distributions with respect to the Pebblebrook Series E preferred shares and any other class or series of parity preferred shares have been paid or declared and a sum sufficient for the payment thereof set aside for payment. In addition, Pebblebrook may not make certain material and adverse changes to the terms of the Pebblebrook Series E preferred shares without the affirmative vote of the holders of at least two-thirds of the outstanding Pebblebrook Series E preferred shares and all other shares of any class or series ranking on parity with the Pebblebrook Series E preferred shares that are entitled to similar voting rights (voting together as a single class).

        Conversion.    Upon the occurrence of a change of control, each holder of Pebblebrook Series E preferred shares will have the right (unless, prior to the change of control conversion date, Pebblebrook has provided or provides notice of its election to redeem the Pebblebrook Series E preferred shares) to convert some or all of the Pebblebrook Series E preferred shares held by such holder on the date the Pebblebrook Series E preferred shares is to be converted, which Pebblebrook refers to as the change of control conversion date, into a number of shares of common shares per Pebblebrook Series E preferred share to be converted equal to the lesser of:

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  the quotient obtained by dividing (i) the sum of (x) the $25.00 liquidation preference per Pebblebrook Series E preferred share to be converted, plus (y) the amount of any accrued and unpaid distributions to and including the change of control conversion date (unless the change of control conversion date is after a distribution record date (as defined in the Pebblebrook declaration of trust) and prior to the corresponding distribution payment date (as defined in the Pebblebrook declaration of trust), in which case no additional amount for such accrued and unpaid distribution will be included in such sum), by (ii) the common share price (as defined below) (we refer to such quotient as the "conversion rate"); and

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  a number to be determined as of the effective time of the company merger (the "Share Cap"), equal to (A) 2.0080 multiplied by (B) a fraction in which (i) the numerator is equal to the sum of (x) the cash consideration and (y) the product of (1) the exchange ratio and (2) the 5-day volume weighted average price per Pebblebrook common share as reported on the NYSE ending on and including the date of completion of the mergers, and (ii) the denominator is the 5-day volume weighted average price per Pebblebrook common share as reported on the NYSE ending on and including the date of completion of the mergers;

subject, in each case, to provisions for the receipt of alternative consideration as described in the articles supplementary relating to the Pebblebrook Series E preferred shares.

        The common share price shall be (i) if the consideration to be received in the change of control by holders of Pebblebrook common shares is solely cash, the amount of cash consideration per

Pebblebrook common share, and (ii) if the consideration to be received in the change of control by holders of common shares is other than solely cash, the average of the closing price per common share on the ten consecutive trading days immediately preceding, but not including, the effective date of the change of control.

        If, prior to the change of control conversion date, Pebblebrook has provided or provides a redemption notice, whether pursuant to its special optional redemption right in connection with a change of control or its optional redemption right, holders of Pebblebrook Series E preferred shares will not have any right to convert the Pebblebrook Series E preferred shares into shares of Pebblebrook's common shares in connection with the change of control and any Pebblebrook Series E preferred shares selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the change of control conversion date.

        Except as provided above in connection with a change of control, the Pebblebrook Series E preferred shares will not be convertible into or exchangeable for any other securities or property.

        Transfer Agent and Registrar.    The transfer agent and registrar for the Pebblebrook Series I preferred shares will be Equiniti Trust Company.

6.3% Series F Cumulative Redeemable Preferred Shares

        General.    In connection with the completion of the mergers, Pebblebrook will file with the SDAT articles supplementary creating the Series F preferred shares as a series of Pebblebrook's preferred shares, designated as the 6.3% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value, of Pebblebrook. The following description of the Pebblebrook Series F preferred shares is qualified in its entirety by reference to such articles supplementary, which are attached to this joint proxy statement/prospectus as Annex H, and Pebblebrook's declaration of trust. The Pebblebrook Series F preferred shares will be validly issued, fully paid and nonassessable.

        Pebblebrook intends to apply for listing of the Pebblebrook Series F preferred shares on the NYSE.

        Ranking.    The Pebblebrook Series F preferred shares will rank, with respect to distribution rights and rights upon Pebblebrook's liquidation, dissolution or winding-up:

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  senior to all classes or series of Pebblebrook common shares, and to any other class or series of shares expressly designated as ranking junior to the Series F preferred shares;

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  on parity with any class or series of shares expressly designated as ranking on parity with the Pebblebrook Series F preferred shares, including the Pebblebrook Series C preferred shares, the Pebblebrook Series D preferred shares and the Pebblebrook Series E preferred shares; and

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  junior to any other class or series of shares expressly designated as ranking senior to the Pebblebrook Series E preferred shares.

        Distribution Rate and Payment Date.    Holders of the Pebblebrook Series F preferred shares will be entitled to receive cumulative cash distributions on the Pebblebrook Series F preferred shares from and including the date of original issue, payable quarterly in arrears on or about the last calendar day of January, April, July and October of each year, commencing on January 15, 2019, at the rate of 6.3% per annum of the $25.00 liquidation preference per share (equivalent to an annual amount of $1.575 per share). Distributions on the Pebblebrook Series F preferred shares will accrue whether or not Pebblebrook has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized or declared.

        Liquidation Preference.    In the event of a liquidation, dissolution or winding up, holders of the Pebblebrook Series F preferred shares will have the right to receive $25.00 per share, plus accrued and unpaid distributions (whether or not earned or declared) up to but excluding the date of payment, before any payment is made to holders of the Pebblebrook common shares and any other class or series of shares ranking junior to the Pebblebrook Series F preferred shares as to liquidation rights. The rights of holders of Pebblebrook Series F preferred shares to receive their liquidation preference will be subject to the proportionate rights of any other class or series of shares ranking on parity with the Pebblebrook Series F preferred shares as to liquidation.

        Optional Redemption.    The Series F preferred shares may not be redeemed prior to May 25, 2021, except in limited circumstances to preserve Pebblebrook's status as a REIT and pursuant to the special optional redemption right described below. On and after May 15, 2021, the Series F preferred shares will be redeemable at Pebblebrook's option, in whole or in part at any time or from time to time, for cash at a redemption price of $25.00 per share, plus accrued and unpaid distributions (whether or not authorized or declared) up to but excluding the redemption date. However, unless full cumulative distributions on the Pebblebrook Series F preferred shares for all past distribution periods have been, or contemporaneously are, paid or an amount in cash sufficient for the payment thereof is set apart, no Pebblebrook Series F preferred shares may be redeemed unless all outstanding Pebblebrook Series F preferred shares are simultaneously redeemed; provided, that the foregoing restriction does not prevent Pebblebrook from taking action necessary to preserve its status as a REIT. Any partial redemption will be on a pro rata basis.

        Special Optional Redemption.    Upon the occurrence of a change of control (as defined in Pebblebrook's declaration of trust), Pebblebrook may, at its option, redeem the Pebblebrook Series F preferred shares, in whole or in part within 120 days after the first date on which such change of control occurred, by paying $25.00 per share, plus any accrued and unpaid distributions to, but not including, the date of redemption. If, prior to the conversion rate (as defined below), Pebblebrook exercises any of its redemption rights relating to the Pebblebrook Series F preferred shares (whether its optional redemption right or its special optional redemption right), the holders of Pebblebrook Series F preferred shares will not have the conversion right described below.

        No Maturity, Sinking Fund or Mandatory Redemption.    The Pebblebrook Series F preferred shares will not have a stated maturity date and Pebblebrook will not be required to redeem the Pebblebrook Series F preferred shares at any time. Accordingly, the Pebblebrook Series F preferred shares will remain outstanding indefinitely, unless Pebblebrook decides, at its option, to exercise its redemption right or, under circumstances where the holders of the Pebblebrook Series F preferred shares have a conversion right, such holders decide to convert the Pebblebrook Series F preferred shares into common shares. The Pebblebrook Series F preferred shares are not subject to any sinking fund.

        Voting Rights.    Holders of the Pebblebrook Series F preferred shares generally will have no voting rights. However, if Pebblebrook is in arrears on distributions on the Pebblebrook Series F preferred shares for six or more quarterly periods, whether or not consecutive, holders of the Pebblebrook Series F preferred shares (voting together as a class with the holders of all other classes or series of parity preferred shares upon which like voting rights have been conferred and are exercisable) will be entitled to vote at a special meeting called upon the written request of at least 10% of such holders or at the next annual meeting of shareholders and each subsequent annual meeting of shareholders for the election of two additional trustees to serve on the Pebblebrook Board until all unpaid distributions with respect to the Pebblebrook Series F preferred shares and any other class or series of parity preferred shares have been paid or declared and a sum sufficient for the payment thereof set aside for payment. In addition, Pebblebrook may not make certain material and adverse changes to the terms of the Pebblebrook Series F preferred shares without the affirmative vote of the holders of at least two-thirds of the outstanding Pebblebrook Series F preferred shares and all other shares of any class or series ranking on parity with the Pebblebrook Series F preferred shares that are entitled to similar voting rights (voting together as a single class).

        Conversion.    Upon the occurrence of a change of control, each holder of Pebblebrook Series F preferred shares will have the right (unless, prior to the change of control conversion date, Pebblebrook has provided or provides notice of its election to redeem the Pebblebrook Series F preferred shares) to convert some or all of the Pebblebrook Series F preferred shares held by such holder on the date the Pebblebrook Series F preferred shares is to be converted, which Pebblebrook refers to as the change of control conversion date, into a number of shares of common shares per share of the Pebblebrook Series F preferred shares to be converted equal to the lesser of:

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  the quotient obtained by dividing (i) the sum of (x) the $25.00 liquidation preference per Pebblebrook Series F preferred share to be converted, plus (y) the amount of any accrued and unpaid distributions to and including the change of control conversion date (unless the change of control conversion date is after a distribution record date (as defined in the Pebblebrook declaration of trust) and prior to the corresponding distribution payment date (as defined in the Pebblebrook declaration of trust), in which case no additional amount for such accrued and unpaid distribution will be included in such sum), by (ii) the common share price (as defined below) (we refer to such quotient as the "conversion rate"); and

  •
  a number to be determined as of the effective time of the company merger (the "Share Cap"), equal to (A) 2.0080 multiplied by (B) a fraction in which (i) the numerator is equal to the sum of (x) the cash consideration and (y) the product of (1) the exchange ratio and (2) the 5-day volume weighted average price per Pebblebrook common share as reported on the NYSE ending on and including the date of completion of the mergers, and (ii) the denominator is the 5-day volume weighted average price per Pebblebrook common share as reported on the NYSE ending on and including the date of completion of the mergers;

subject, in each case, to provisions for the receipt of alternative consideration as described in the articles supplementary relating to the Pebblebrook Series F preferred shares.

        The common share price shall be (i) if the consideration to be received in the change of control by holders of Pebblebrook common shares is solely cash, the amount of cash consideration per Pebblebrook common share, and (ii) if the consideration to be received in the change of control by holders of common shares is other than solely cash, the average of the closing price per common share on the ten consecutive trading days immediately preceding, but not including, the effective date of the change of control.

        If, prior to the change of control conversion date, Pebblebrook has provided or provides a redemption notice, whether pursuant to its special optional redemption right in connection with a change of control or its optional redemption right, holders of Pebblebrook Series F preferred shares will not have any right to convert the Pebblebrook Series F preferred shares into shares of Pebblebrook's common shares in connection with the change of control and any Pebblebrook Series F preferred shares selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the change of control conversion date.

        Except as provided above in connection with a change of control, the Pebblebrook Series F preferred shares will not be convertible into or exchangeable for any other securities or property.

        Transfer Agent and Registrar.    The transfer agent and registrar for the Pebblebrook Series F preferred shares will be Equiniti Trust Company.

COMPARISON OF RIGHTS OF PEBBLEBROOK SHAREHOLDERS AND LASALLE SHAREHOLDERS

        The rights of LaSalle shareholders are currently governed by and subject to the provisions of the MRL, and the declaration of trust and bylaws of LaSalle. Upon consummation of the mergers, the rights of the former LaSalle shareholders who receive Pebblebrook common shares will be governed by the MRL and the declaration of trust and bylaws of Pebblebrook, rather than the declaration of trust and bylaws of LaSalle.

        The following is a summary of the material differences between the rights of Pebblebrook shareholders (which will be the rights of Pebblebrook shareholders following the merger) and LaSalle shareholders, but does not purport to be a complete description of those differences or a complete description of the terms of the Pebblebrook common shares subject to issuance in the mergers. The following summary is qualified in its entirety by reference to the relevant provisions of (i) Maryland law, (ii) Pebblebrook's declaration of trust, (iv) LaSalle's declaration of trust, (v) Pebblebrook's bylaws, and (vi) LaSalle's bylaws.

        This section does not include a complete description of all differences among the rights of Pebblebrook shareholders and LaSalle shareholders, nor does it include a complete description of the specific rights of such shareholders.

        Furthermore, the identification of some of the differences in the rights of such holders as material is not intended to indicate that other differences that may be equally important do not exist. You are urged to read carefully the relevant provisions of Maryland law, as well as the declaration of trust and bylaws of each of Pebblebrook and LaSalle, copies of which are available, without charge, to any person, including any beneficial owner to whom this joint proxy statement/prospectus is delivered, by following the instructions listed under "Where You Can Find More Information and Incorporation by Reference."

	Rights of Pebblebrook Shareholders (which will be the rights of shareholders of the combined company following the mergers)	Rights of LaSalle Shareholders
Corporate Governance	The rights of Pebblebrook shareholders are governed by the MRL, the Pebblebrook declaration of trust and the Pebblebrook bylaws.	The rights of LaSalle shareholders are governed by the MRL, the LaSalle declaration of trust and the LaSalle bylaws.
Authorized Shares of Beneficial Interest

Pebblebrook is authorized to issue an aggregate of 600,000,000 shares of beneficial interest, consisting of 500,000,000 common shares, $0.01 par value per share, and 100,000,000 preferred shares, $0.01 par value per share, subject to specific designations.

LaSalle is authorized to issue an aggregate of 240,000,000 shares of beneficial interest, consisting of 200,000,000 common shares, par value $.01 per share and 40,000,000 preferred shares, par value $.01 per share, subject to specific designations.

	Rights of Pebblebrook Shareholders (which will be the rights of shareholders of the combined company following the mergers)	Rights of LaSalle Shareholders

As of September 5, 2018, there were issued and outstanding 69,039,917 Pebblebrook common shares. As of September 5, 2018, there were issued and outstanding 5,000,000 Series C Cumulative Redeemable Preferred Shares and 5,000,000 Series D Cumulative Redeemable Preferred Shares.

As of September 5, 2018, there were issued and outstanding 110,397,737 LaSalle common shares. As of September 5, 2018, there were issued and outstanding 4,400,000 Series I Cumulative Redeemable Preferred Shares and 6,000,000 Series J Cumulative Redeemable Preferred Shares.

Upon completion of the mergers, Pebblebrook will issue and there will be outstanding 4,400,00 Series E Cumulative Redeemable Preferred Shares and 6,000,000 Series F Cumulative Redeemable Preferred Shares with substantially the same rights, privileges and preferences as the LaSalle Series I Cumulative Redeemable Preferred Shares and the LaSalle Series J Cumulative Redeemable Preferred Shares.

Size of the Board of Trustees

The Pebblebrook declaration of trust provides that the number of trustees may be increased or decreased pursuant to the bylaws but shall never be more than 15. The Pebblebrook bylaws provide that a majority of Pebblebrook's trustees may set the number of trustees, provided that the number shall never be less than the minimum required by the MRL or more than 15. The current size of the Pebblebrook Board is seven.

The LaSalle declaration of trust and bylaws provide that the number of trustees is seven and may be increased or decreased from time to time by the LaSalle Board in accordance with the bylaws, provided that the number shall not be less than three or more than nine. The current size of the LaSalle Board is seven.

	Rights of Pebblebrook Shareholders (which will be the rights of shareholders of the combined company following the mergers)	Rights of LaSalle Shareholders
Election of Trustees	A majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a trustee.	A plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a trustee.
Removal of Trustees

Subject to the rights of holders of one or more classes or series of preferred shares to elect or remove one or more trustees, a trustee may be removed at any time, but only for cause and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of trustees.

Subject to the rights of holders of one or more classes or series of preferred shares to elect one or more trustees, a trustee may be removed at any time, only with cause, at a meeting of the shareholders, by the affirmative vote of the holders of a majority of the shares then outstanding and entitled to vote for the election of trustees

Amendment of Declaration of Trust

Except for amendments to provisions governing removal of trustees and the vote required for certain amendments, and except for those amendments permitted to be made without shareholder approval under Maryland law or by specific provision in the declaration of trust, any amendment to the Pebblebrook declaration of trust must be declared advisable by the Pebblebrook Board and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. Any amendment to provisions governing the removal of trustees and the vote required for certain amendments shall be valid only if declared advisable by the Pebblebrook Board and approved by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter.

Except for those amendments permitted to be made without shareholder approval under Maryland law or by specific provisions in the declaration of trust, any amendment to the LaSalle declaration of trust must be declared advisable by the LaSalle Board and approved by the affirmative vote of holders of at least two-thirds of all the votes entitled to be cast on the matter.

	Rights of Pebblebrook Shareholders (which will be the rights of shareholders of the combined company following the mergers)	Rights of LaSalle Shareholders
Mergers, Consolidations, Conversion, Dissolution, Statutory Share Exchanges or Sales of Substantially all Assets

Mergers, consolidations, conversion, dissolution, statutory share exchanges or sales of substantially all assets shall be valid only if declared advisable by the Pebblebrook Board and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

Mergers, consolidations, conversion, dissolution, statutory share exchanges or sales of substantially all assets shall be valid only if declared advisable by the LaSalle Board and approved by the affirmative vote of holders of at least two-thirds of all the votes entitled to be cast on the matter.

Annual Meetings of the Shareholders	The annual meeting of Pebblebrook shareholders shall be held at a date and time set by the Pebblebrook Board.	The annual meeting of LaSalle shareholders shall be held at a date and time set by the LaSalle Board.
Special Meetings of the Shareholders	A special meeting of Pebblebrook shareholders may be called by the chairman of the Pebblebrook Board, the Pebblebrook Board, the chief executive officer or the president.

A special meeting of LaSalle shareholders may be called by the chairman of the LaSalle Board, the president, one-third of the trustees or upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at any such special meeting of shareholders.

	Rights of Pebblebrook Shareholders (which will be the rights of shareholders of the combined company following the mergers)	Rights of LaSalle Shareholders
Advance Notice Provisions for Shareholder Nominations and Shareholder Business Proposals

In general, notice of shareholder nominations or business proposals for an annual meeting must be delivered not less than 120 days nor more than 150 days prior to the first anniversary of the date of the preceding year's proxy statement, unless the annual meeting is advanced or delayed more than 30 days from the anniversary date of the preceding year's annual meeting, in which case notice must be delivered not later than the 120th day prior to the annual meeting, or, if later, the tenth day following the day on which the public announcement of the date of the meeting is first made.

In general, notice of shareholder nominations or business for an annual meeting must be delivered not later than on the 60th day prior to the first anniversary of the date of the preceding year's annual meeting nor earlier than the 90th day prior to the first anniversary of the date of the preceding year's annual meeting, unless the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year's annual meeting, in which case notice must be delivered not earlier than the 90th day prior to the annual meeting and not later than the later of the 60th day prior to the annual meeting or the tenth day following the day on which the public announcement of the date of the meeting is first made.

SHAREHOLDER PROPOSALS

2019 Pebblebrook Annual Meeting of Shareholders

        If the mergers are completed, LaSalle shareholders will become the shareholders of Pebblebrook. Pebblebrook's first regularly scheduled annual meeting of shareholders following the completion of the mergers will occur in 2019. A date has not been set for Pebblebrook's 2019 annual meeting of shareholders. Any shareholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in Pebblebrook's proxy materials for the 2019 annual meeting of shareholders must be received at Pebblebrook's principal executive offices, 7315 Wisconsin Avenue, Suite 1100 West, Bethesda, Maryland 20814 not later than December 28, 2018.

        Nominations of trustee nominees for election at Pebblebrook's 2019 annual meeting of shareholders must be received by the Secretary of Pebblebrook at Pebblebrook's principal executive offices no earlier than the close of business on November 28, 2018 and not later than December 28, 2018, and such nominations and their nominating shareholders must comply with all of the applicable requirements of Pebblebrook's bylaws.

        In addition, any Pebblebrook shareholder who wishes to propose a nominee to the Pebblebrook Board or propose any other business to be considered by the shareholders (other than a shareholder proposal included in Pebblebrook's proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of Pebblebrook's bylaws, which are on file with the SEC and may be obtained by any shareholder who sends a written request to such effect to Investor Relations, Pebblebrook Hotel Trust, 7315 Wisconsin Avenue, Suite 1100 West, Bethesda, Maryland 20814. These notice provisions require that nominations of individuals for election to the Pebblebrook Board and the proposal of business to be considered by the shareholders for the 2019 annual meeting of shareholders must be received no earlier than October 30, 2018 and no later than 5:00 p.m., Eastern Time, on November 29, 2018. All proposals should be submitted to the attention of Pebblebrook's secretary at Pebblebrook's principal executive offices at the address above. All proposals must be in writing and otherwise in compliance with applicable SEC requirements and Pebblebrook's bylaws.

2019 LaSalle Annual Meeting of Shareholders

        LaSalle intends to hold an annual meeting of shareholders in 2019 only if the mergers are not completed. If LaSalle holds such an annual meeting, proposals of shareholders intended to be presented at the annual meeting of shareholders to be held in 2019 must be received by LaSalle no later than November 22, 2018, in order to be included in LaSalle's proxy statement and form of proxy relating to that meeting pursuant to Rule 14a-8 under the Exchange Act. Such proposals must comply with the requirements established by the SEC for such proposals in order to be included in the proxy statement.

        In order for an eligible shareholder or group of shareholders to nominate a trustee nominee for election at LaSalle's 2019 Annual Meeting of Shareholders, pursuant to the proxy access provision of LaSalle's bylaws, notice of such nomination and other required information must be received by LaSalle's Corporate Secretary at LaSalle's principal executive offices no earlier than the close of business on October 23, 2018 and no later than the close of business on November 22, 2018. LaSalle's bylaws state that such notice and other required information must be received by its Corporate Secretary not earlier than 150 days nor later than 120 days prior to the first anniversary of the date of mailing of the notice for the prior year's annual meeting of shareholders (with adjustments if the date of the upcoming annual meeting of shareholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the prior year's annual meeting).

        Any shareholder proposal or nomination that is not submitted for inclusion in LaSalle's 2019 proxy statement, but is instead sought to be presented directly at LaSalle's 2019 Annual Meeting of Shareholders, must be received by LaSalle's Corporate Secretary at LaSalle's principal executive offices no earlier than the close of business on February 1, 2019 and no later than the close of business on March 3, 2019. LaSalle's bylaws state that such notice and other required information must be received by LaSalle's Corporate Secretary not earlier than 90 days nor later than 60 days prior to the first anniversary of the date of the prior year's annual meeting of shareholders (with adjustments if the date for the upcoming annual meeting of shareholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the prior year's annual meeting).

        Any such proposal or nomination should be mailed to: LaSalle Hotel Properties, 7550 Wisconsin Avenue, 10th Floor, Bethesda, Maryland 20814, Attention: Kenneth G. Fuller, Corporate Secretary.

LEGAL MATTERS

        It is a condition to the mergers that Pebblebrook and LaSalle receive opinions from DLA Piper LLP (US), New York, New York, and Hunton Andrews Kurth LLP, Richmond, Virginia, respectively, with respect to LaSalle's and Pebblebrook's, respectively, status as a REIT for U.S. federal income tax purposes and receive opinions from Hunton Andrews Kurth LLP, Richmond, Virginia, and Goodwin Procter LLP, Boston, Massachusetts, respectively, concerning the U.S. federal income tax consequences of the mergers. The validity of the Pebblebrook common shares and the Pebblebrook preferred shares to be issued in the mergers will be passed upon for Pebblebrook by Shapiro Sher Guinot & Sandler, P.A., Baltimore, Maryland.

EXPERTS

Pebblebrook

        The consolidated financial statements of Pebblebrook Hotel Trust as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017, and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2017 have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

LaSalle

        The consolidated financial statements of LaSalle Hotel Properties as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017, and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2017 have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION AND INCORPORATION BY REFERENCE

        Pebblebrook and LaSalle each file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. The SEC also maintains a website that contains reports, proxy and information statements, and other information regarding issuers, including Pebblebrook and LaSalle, who file electronically with the SEC. The address of that site is www.sec.gov. In addition, you may read and copy any of this information at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room.

        Investors may also consult Pebblebrook's or LaSalle's website for more information about Pebblebrook or LaSalle, respectively. Pebblebrook's website is www.pebblebrookhotels.com. LaSalle's website is www.lasallehotels.com. Information included on these websites is not incorporated by reference into this joint proxy statement/prospectus.

        Pebblebrook has filed with the SEC a registration statement of which this joint proxy statement/prospectus forms a part. The registration statement registers the Pebblebrook common shares and Pebblebrook preferred shares to be issued to LaSalle shareholders and limited partners of LaSalle OP in the mergers. The registration statement, including the exhibits and schedules thereto, contains additional relevant information about Pebblebrook common shares and Pebblebrook preferred shares. The rules and regulations of the SEC allow Pebblebrook and LaSalle to omit certain information included in the registration statement from this joint proxy statement/prospectus.

        In addition, the SEC allows Pebblebrook and LaSalle to disclose important information to you by referring you to other documents filed separately with the SEC. This information is considered to be a part of this joint proxy statement/prospectus, except for any information that is superseded by information included directly in this joint proxy statement/prospectus. This joint proxy statement/prospectus contains summaries of certain provisions contained in some of the Pebblebrook or LaSalle documents described in this joint proxy statement/prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by reference to the actual documents.

        This joint proxy statement/prospectus incorporates by reference the documents listed below that Pebblebrook has previously filed with the SEC; provided, however, that we are not incorporating by reference, in each case, any documents, portions of documents or information deemed to have been furnished and not filed in accordance with SEC rules. The documents listed below contain important information about Pebblebrook (SEC File Number 001-34571), its financial condition or other matters:

  •
  Pebblebrook's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 22, 2018;

  •
  the information specifically incorporated by reference into Pebblebrook's Annual Report on Form 10-K for the year ended December 31, 2017 from Pebblebrook's Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 27, 2018;

  •
  Pebblebrook's Quarterly Reports on Form 10-Q for the quarters ended March 31 , 2018 and June 30, 2018 filed with the SEC on April 21, 2018 and July 25, 2018, respectively;

  •
  Pebblebrook's Current Reports on Form 8-K, filed with the SEC on February 16, 2018, February 23, 2018, March 15, 2018, April 16, 2018, April 24, 2018, April 26, 2018 , June 11, 2018, June 28, 2018, July 2, 2018, July 10, 2018, July 20, 2018, July 31, 2018, August 3, 2018, August 10, 2018, August 22, 2018, August 24, 2018, August 27, 2018, September 7, 2018, September 10, 2018, September 13, 2018, September 19, 2018, October 9, 2018 and October 24, 2018 (other than documents or portions of those documents not deemed to be filed); and

  •
  the description of Pebblebrook common shares included in Pebblebrook's Registration Statement on Form 8-A filed with the SEC on December 4, 2009, including any amendments and reports filed for the purpose of updating such description.

        In addition, Pebblebrook incorporates by reference in this joint proxy statement/prospectus any filings it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial registration statement that contains this joint proxy statement/prospectus and prior to date of the Pebblebrook special meeting (other than information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K or exhibits filed under Item 9.01 relating to those Items, unless expressly stated otherwise therein). Such documents are considered to be a part of this joint proxy statement/prospectus, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

        You can obtain any of the documents listed above from the SEC, through the SEC's website at the address described above or from Pebblebrook by requesting them in writing or by telephone at the following address:

  Pebblebrook Hotel Trust
  7315 Wisconsin Avenue, Suite 1100 West
  Bethesda, Maryland 20814
  (240) 507-1300
  www.pebblebrookhotels.com

        These documents are available from Pebblebrook without charge, excluding any exhibits to them unless the exhibit is specifically listed as an exhibit to the registration statement of which this joint proxy statement/prospectus forms a part.

        This joint proxy statement/prospectus also incorporates by reference the documents listed below that LaSalle has previously filed with the SEC; provided, however, that we are not incorporating by reference, in each case, any documents, portion of documents or information deemed to have been furnished and not filed in accordance with SEC rules. The documents listed below contain important information about LaSalle (SEC File Number 001-14045), its financial condition or other matters:

  •
  LaSalle's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on February 20, 2018;

  •
  the information specifically incorporated by reference into LaSalle's Annual Report on Form 10-K for the year ended December 31, 2017 from LaSalle's Definitive Proxy Statement on Schedule 14A filed with the SEC on March 22, 2018;

  •
  LaSalle's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018 filed with the SEC on May 10, 2018 and August 9, 2018, respectively;

  •
  LaSalle's Current Reports on Form 8-K, filed on January 24, 2018, March 28, 2018, April 16, 2018, April 24, 2018, May 2, 2018, May 21, 2018, June 11, 2018, June 18, 2018, July 20, 2018, July 30, 2018, August 22, 2018, August 27, 2018, September 5, 2018, September 6, 2018, September 19, 2018 and October 9, 2018 (other than documents or portions of those documents not deemed to be filed); and

  •
  the description LaSalle common shares in LaSalle's Registration Statement on Form 8-A filed with the SEC on April 21, 1998, including any amendments and reports filed for the purpose of updating such description.

        In addition, LaSalle incorporates by reference in this joint proxy statement/prospectus any filings it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial registration statement that contains this joint proxy statement/prospectus and prior to the date of the LaSalle special meeting (other than information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K or exhibits filed under Item 9.01 relating to those Items, unless expressly stated otherwise therein). Such documents are considered to be a part of this joint proxy statement/prospectus, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

        You can obtain any of these documents from the SEC, through the SEC's website at the address described above, or LaSalle will provide you with copies of these documents, without charge, upon written or oral request to:

  LaSalle Hotel Properties
  7550 Wisconsin Avenue, 10th Floor
  Bethesda, Maryland 20814
  (800) 211-4304
  www.lasallehotels.com

        If you are a shareholder of Pebblebrook or a shareholder of LaSalle and would like to request documents, please do so by November 20, 2018, to receive them before the Pebblebrook special meeting or the LaSalle special meeting, as applicable. If you request any documents from Pebblebrook or LaSalle, Pebblebrook or LaSalle, as applicable, will mail them to you by first class mail, or another equally prompt means, within one business day after Pebblebrook or LaSalle receives your request.

        If you have any questions about the mergers or how to submit your proxy, or you need additional copies of this joint proxy statement/prospectus, the enclosed proxy card or voting instructions, you can also contact Okapi, Pebblebrook's proxy solicitor, or MacKenzie, LaSalle's proxy solicitor, at the following addresses and telephone numbers:

If you are a Pebblebrook shareholder:	If you are a LaSalle shareholder:
Okapi Partners LLC	MacKenzie Partners, Inc.
1212 Avenue of the Americas, 24th Floor	1407 Broadway, 27th Floor
New York, NY 10036	New York, New York 10018
(212) 929-5500	Toll free: 800-322-2885
Shareholders may call toll free: 855-305-0855	Call collect: 212-929-5500
Email: info@okapipartners.com	Email: proxy@mackenziepartners.com

        This document is a prospectus of Pebblebrook and is a joint proxy statement of Pebblebrook and LaSalle for the Pebblebrook special meeting and the LaSalle special meeting. Neither Pebblebrook nor LaSalle has authorized anyone to give any information or make any representation about the mergers or Pebblebrook or LaSalle that is different from, or in addition to, that contained in this joint proxy statement/prospectus or in any of the materials that Pebblebrook or LaSalle has incorporated by reference into this joint proxy statement/prospectus. Therefore, if anyone does give you different, additional or inconsistent information, you should not rely on it. The information contained in this joint proxy statement/prospectus speaks only as of the date of this joint proxy statement/prospectus unless the information specifically indicates that another date applies.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction

        Ping Merger OP, LP a subsidiary of Pebblebrook Hotel, L.P., which we refer to as Pebblebrook OP, plans to merge with and into LaSalle Hotel Operating Partnership, L.P., LaSalle's operating partnership, which we refer to as LaSalle OP, with LaSalle OP as the surviving partnership and a wholly owned subsidiary of Pebblebrook OP. We refer to this merger as the partnership merger. Immediately following the partnership merger, LaSalle Hotel Properties, which we refer to as LaSalle will merge with and into Ping Merger Sub, LLC, which we refer to as Merger Sub, a wholly owned subsidiary of Pebblebrook Hotel Trust, which we refer to as Pebblebrook, with Merger Sub surviving the merger as a wholly owned subsidiary of Pebblebrook. We refer to this merger as the company merger and, together with the partnership merger, as the mergers. The mergers are part of the transactions contemplated by the merger agreement.

        Pursuant to the terms and subject to the conditions set forth in the merger agreement, at the effective time of the mergers, each outstanding common share of LaSalle, par value $0.01 per share, which we refer to as LaSalle common shares, will be exchanged for the merger consideration in accordance with elections made by holders of LaSalle common shares.

        The following unaudited pro forma condensed combined financial statements are based on Pebblebrook's historical combined financial statements and LaSalle's historical combined financial statements, both of which are incorporated by reference into this joint proxy statement/prospectus, and have been adjusted in the statements below to give effect to the mergers. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2018 and the year ended December 31, 2017 give effect to the mergers as if they had occurred on January 1, 2017, the beginning of the earliest period presented. The unaudited pro forma condensed combined balance sheet as of June 30, 2018 gives effect to the mergers as if they had occurred on June 30, 2018. The historical combined financial statements of LaSalle have been adjusted to reflect certain reclassifications in order to conform to Pebblebrook's financial statement presentation.

        The unaudited pro forma condensed combined financial statements were prepared using the acquisition method of accounting with Pebblebrook considered the accounting acquirer of LaSalle. Under the acquisition method of accounting, the purchase price is allocated to the underlying LaSalle tangible and intangible assets acquired and liabilities assumed based on their respective fair values, with the excess purchase price, if any, allocated to goodwill.

        LaSalle and Pebblebrook have entered into an agreement to sell three of LaSalle's hotel properties immediately prior to consummation of the mergers. Due to the significance of the sales, LaSalle's historical consolidated balance sheet as of June 30, 2018 and historical consolidated statements of operations for the year ended December 31, 2017 and the six months ended June 30, 2018 have been adjusted to reflect the sale of these hotels. For pro forma purposes, the sales are assumed to have occurred on June 30, 2018 for the unaudited pro forma condensed combined balance sheet and on January 1, 2017 for the unaudited pro forma condensed combined statements of operations.

        For purposes of preparing the unaudited pro forma condensed combined financial statements, we have assumed that LaSalle shareholders will receive the maximum cash consideration that they can receive under the terms of the merger agreement which is an amount equal to 30% of the total number of LaSalle common shares outstanding immediately prior to the mergers multiplied by $37.80 per share, and share consideration equal to 0.92 Pebblebrook common shares multiplied by 70% of the total number of LaSalle common shares outstanding immediately prior to the mergers.

        The pro forma adjustments and the purchase price allocation as presented are based on preliminary estimates and certain information currently available. The total consideration for the mergers and the assignment of fair values to LaSalle's assets acquired and liabilities assumed has not been finalized, is subject to change, could vary materially from the actual amounts at the time the mergers are completed, and may not have identified all adjustments necessary to conform LaSalle's accounting policies to Pebblebrook's accounting policies. A final determination of the fair value of LaSalle's assets and liabilities, including intangible assets, will be based on the actual net tangible and intangible assets and liabilities of LaSalle that exist as of the closing date of the mergers and, therefore, cannot be made prior to the completion of the mergers. In addition, the value of the consideration to be paid by Pebblebrook upon consummation of the mergers will be determined based on the closing price of Pebblebrook common shares on the closing date of the mergers. As a result of the foregoing, the pro forma adjustments are preliminary and are subject to change as additional information becomes available and additional analyses are performed. The preliminary pro forma adjustments have been made solely for the purpose of providing the unaudited pro forma combined financial statements presented below. Pebblebrook estimated the fair value of LaSalle's assets and liabilities based on discussions with LaSalle management, preliminary valuation studies, due diligence and information presented in LaSalle's public filings. Upon completion of the mergers, final valuations will be performed. Any increases or decreases in the fair value of relevant balance sheet amounts upon completion of the final valuations will result in adjustments to the pro forma balance sheet and/or statements of operations. The final purchase price allocation may be different than that reflected in the pro forma purchase price allocation presented herein, and this difference may be material.

        Assumptions and estimates underlying the unaudited adjustments to the unaudited pro forma condensed combined financial statements are described in the accompanying notes. The historical combined financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are: (1) directly attributable to the mergers, (2) factually supportable and (3) expected to have a continuing impact on the operating results of Pebblebrook following the mergers. This information is presented for illustrative purposes only and is not indicative of the combined operating results or financial position that would have occurred if such transactions had occurred on the dates described above and in accordance with the assumptions described below, nor is it indicative of future operating results or financial position.

        The unaudited pro forma combined financial statements, although helpful in illustrating the financial characteristics of Pebblebrook following the mergers under one set of assumptions, do not reflect the benefits of expected cost savings (or associated costs to achieve such savings), opportunities to earn additional revenue, or other factors that may result as a consequence of the mergers and do not attempt to predict or suggest future results. Specifically, the unaudited pro forma condensed combined statements of operations exclude projected operating efficiencies and synergies expected to be achieved as a result of the mergers. The projected operating synergies are expected to substantially offset the expected increase in property tax reassessments of the acquired properties located in California, as required by California's Proposition 13. The unaudited pro forma combined financial statements also exclude the effects of costs associated with any restructuring or integration activities or asset dispositions resulting from the mergers as they are currently not known, and to the extent they occur, are expected to be non-recurring and will not have been incurred as of the completion date of the mergers. However, such costs could affect Pebblebrook following the mergers in the period the costs are incurred or recorded. Further, the unaudited pro forma condensed combined financial statements do not reflect the effect of any regulatory actions that may impact the results of Pebblebrook following the mergers.

        The unaudited pro forma combined financial statements have been developed from and should be read in conjunction with:

  •
  the accompanying notes to the unaudited pro forma combined financial statements;

  •
  the historical audited consolidated financial statements of Pebblebrook as of and for the year ended December 31, 2017 and the related notes and "Management's Discussion and Analysis of

    Financial Condition and Results of Operations" included in its Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 22, 2018;

  •
  the historical unaudited consolidated financial statements of Pebblebrook as of and for the six months ended June 30, 2018 and the related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018, as filed with the SEC on July 25, 2018;

  •
  the historical audited consolidated financial statements of LaSalle as of and for the year ended December 31, 2017 and the related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in its Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 20, 2018; and

  •
  the historical unaudited consolidated financial statements of LaSalle as of and for the six months ended June 30, 2018 and the related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018, as filed with the SEC on August 9, 2018.

        See "Where You Can Find More Information and Incorporation by Reference" for other information relating to Pebblebrook and LaSalle contained in this joint proxy statement/prospectus.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

JUNE 30, 2018

(Dollars in thousands)

	Pebblebrook Historical	LaSalle Historical(1)	LaSalle Adjustments(A)	LaSalle Adjusted	Pro Forma Adjustments		Pebblebrook Pro Forma
ASSETS
Investment in hotel properties, net	$2,439,140	$3,303,339	$(701,041)	$2,602,298	$2,049,387	B	$7,090,825
Investment in marketable securities	369,999	—	—	—	(369,999)	C	—
Ground lease assets, net	28,742	—	—	—	—		28,742
Cash and cash equivalents	17,253	220,771	715,415	936,186	(855,000)	D	98,439
Restricted cash reserves	8,263	14,025	—	14,025	—		22,288
Hotel and other receivables, net	34,971	43,904	(8,304)	35,600	—		70,571
Prepaid expense and other assets	55,762	69,499	(8,927)	60,572	(8,994)	E	107,340

Total assets	$2,954,130	$3,651,538	$(2,857)	$3,648,681	$815,394		$7,418,205

LIABILITIES AND EQUITY
Unsecured revolving credit facilities	$383,000	$—	$—	$—	$—		$383,000
Term loans, net	670,888	853,488	—	853,488	(753,588)	F	770,788
Senior unsecured notes, net	99,422	—	—	—	—		99,422
Mortgage debt, net	69,304	224,915	—	224,915	(215)	G	294,004
Bridge loan	—	—	—	—	1,259,230	H	1,259,230
Accounts payable and accrued expenses	138,750	147,953	(14,939)	133,014	240,497	I	512,261
Advance deposits	26,433	32,084	(6,469)	25,615	—		52,048
Accrued interest	2,270	2,295	—	2,295	—		4,565
Distribution payable	31,429	28,984	—	28,984	—		60,413

Total liabilities	$1,421,496	$1,289,719	$(21,408)	$1,268,311	$745,924		$3,435,731

Commitments and contingencies
Shareholders' equity:
Preferred shares	100	104	—	104	—		204
Common shares	689	1,132	—	1,132	(515)	J	1,306
Additional paid-in capital	1,684,638	2,695,151	—	2,695,151	(52,057)	J	4,327,732
Accumulated other comprehensive income (loss)	11,527	22,042	—	22,042	—		33,569
Distributions in excess of retained earnings	(169,600)	(359,894)	18,551	(341,343)	119,720	K	(391,223)

Total shareholders' equity	1,527,354	2,358,535	18,551	2,377,086	67,148		3,971,588

Non-controlling interests	5,280	3,284	—	3,284	2,322		10,886

Total equity	1,532,634	2,361,819	18,551	2,380,370	69,470		3,982,474

Total liabilities and equity	$2,954,130	$3,651,538	$(2,857)	$3,648,681	$815,394		$7,418,205

(1)
The historical financial information for Pebblebrook and LaSalle is derived from their respective Quarterly Reports on Form 10-Q for the six months ended June 30, 2018 filed with the SEC. Certain historical LaSalle amounts have been reclassified to conform to Pebblebrook's financial statement presentation.

See accompanying notes to the unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2018

(Dollars in thousands, except per share data)

	Pebblebrook Historical	LaSalle Historical(1)	LaSalle Adjustments(A)	LaSalle Adjusted	Pro Forma Adjustments		Pebblebrook Pro Forma
Revenues:
Room	$264,489	$375,088	$(63,156)	$311,932	$—		$576,421
Food and beverage	93,778	100,609	(7,462)	93,147	—		186,925
Other operating	29,289	51,935	(8,129)	43,806	—		73,095

Total revenues	387,556	527,632	(78,747)	448,885	—		836,441
Expenses:
Hotel operating expenses:
Room	64,865	105,071	(25,491)	79,580	—		144,445
Food and beverage	62,924	74,081	(7,657)	66,424	—		129,348
Other direct and indirect	106,362	139,619	(20,593)	119,026	—		225,388

Total hotel operating expenses	234,151	318,771	(53,741)	265,030	—		499,181
Depreciation and amortization	49,464	92,172	(14,570)	77,602	676	L	127,742
Real estate taxes, personal property taxes, property insurance, and ground rent	24,603	40,410	(6,557)	33,853	5,000	M	63,456
General and administrative	11,179	27,323	(55)	27,268	(13,630)	N	24,817
Impairment and other losses	1,378	—	—	—	—		1,378
Gain on insurance settlement	(13,088)	—	—	—	—		(13,088)

Total operating expenses	307,687	478,676	(74,923)	403,753	(7,954)		703,486
Operating income (loss)	79,869	48,956	(3,824)	45,132	7,954		132,955
Interest income	122	1,403	—	1,403	—		1,525
Interest expense	(20,627)	(20,618)	—	(20,618)	(17,498)	O	(58,743)
Other	25,356	—	—	—	(25,356)	P	—
Gain on sale of hotel properties	—	—	—	—	—		—
Equity in earnings (loss) of joint venture	—	—	—	—	—		—

Income (loss) before income taxes	84,720	29,741	(3,824)	25,917	(34,900)		75,737
Income tax (expense) benefit	(1,909)	(966)	39	(927)	—		(2,836)

Net income (loss)	82,811	28,775	(3,785)	24,990	(34,900)		72,901
Net income (loss) attributable to non-controlling interests	299	67		67	—		366

Net income (loss) attributable to the Company	82,512	28,708	(3,785)	24,923	(34,900)		72,535
Distribution to preferred shareholders	(8,047)	(8,231)		(8,231)	—		(16,278)
Issuance costs of redeemed preferred sharess	—	—		—	—		—

Net income (loss) attributable to common shareholders	$74,465	$20,477	$(3,785)	$16,692	$(34,900)		$56,257

Net income (loss) per share available to common shareholders, basic	$1.08	$0.18	$(0.03)	$0.15	$0.71	Q	$0.43
Net income (loss) per share available to common shareholders, diluted	$1.07	$0.18	$(0.03)	$0.15	$0.71	Q	$0.43
Weighted-average number of common shares, basic	68,894,413	111,134,064	111,134,064	111,134,064	(49,396,375)	Q	130,632,102
Weighted-average number of common shares, diluted	69,227,098	111,552,469	111,552,469	111,552,469	(49,396,375)	Q	131,383,192

(1)
The historical financial information for Pebblebrook and LaSalle is derived from their respective Quarterly Reports on Form 10-Q for the quarter ended June 30, 2018 filed with the SEC. Certain historical LaSalle amounts have been reclassified to conform to Pebblebrook's financial statement presentation.

See accompanying notes to the unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

(Dollars in thousands, except per share data)

	Pebblebrook Historical	LaSalle Historical(1)	LaSalle Adjustments (A)	LaSalle Adjusted	Pro Forma Adjustments		Pebblebrook Pro Forma
Revenues:
Room	$532,288	$791,287	$(130,718)	$660,569	$—		$1,192,857
Food and beverage	182,737	214,280	(13,811)	200,469	—		383,206
Other operating	54,292	99,248	(15,500)	83,748	—		138,040

Total revenues	769,317	1,104,815	(160,029)	944,786	—		1,714,103
Expenses:
Hotel operating expenses:
Room	134,068	214,843	(50,610)	164,233	—		298,301
Food and beverage	123,213	154,371	(15,087)	139,284	—		262,497
Other direct and indirect	210,692	289,996	(41,254)	248,742	—		459,434

Total hotel operating expenses	467,973	659,210	(106,951)	552,259	—		1,020,232
Depreciation and amortization	102,290	178,374	(30,405)	147,969	8,613	L	258,872
Real estate taxes, personal property taxes, property insurance, and ground rent	48,500	77,956	(12,322)	65,634	10,000	M	124,134
General and administrative	24,048	39,301	(179)	39,122	—		63,170
Impairment and other losses	6,003	—	—	—	—		6,003

Total operating expenses	648,814	954,841	(149,857)	804,984	18,613		1,472,411
Operating income (loss)	120,503	149,974	(10,172)	139,802	(18,613)		241,692
Interest income	97	2,568	—	2,568	—		2,665
Interest expense	(37,299)	(39,366)	—	(39,366)	(40,569)	O	(117,234)
Other	2,265	(1,706)	—	(1,706)	—		559
Gain on sale of hotel properties	14,877	85,545	—	85,545	—		100,422
Equity in earnings (loss) of joint venture	—	—	—	—	—		—

Income (loss) before income taxes	100,443	197,015	(10,172)	186,843	(59,182)		228,104
Income tax (expense) benefit	(181)	(1,699)	44	(1,655)	—		(1,836)

Net income (loss)	100,262	195,316	(10,128)	185,188	(59,182)		226,268
Net income (loss) attributable to non-controlling interests	374	282	—	282	—		656

Net income (loss) attributable to the Company	99,888	195,034	(10,128)	184,906	(59,182)		225,612
Distribution to preferred shareholders	(16,094)	(18,024)	—	(18,024)	—		(34,118)
Issuance costs of redeemed preferred sharess	—	(2,401)		(2,401)	—		(2,401)

Net income (loss) attributable to common shareholders	$83,794	$174,609	$(10,128)	$164,481	$(59,182)		$189,093

Net income (loss) per share available to common shareholders, basic	$1.20	$1.54	$(0.09)	$1.45	$1.16	Q	$1.43
Net income (loss) per share available to common shareholders, diluted	$1.19	$1.54	$(0.09)	$1.45	$1.16	Q	$1.42
Weighted-average number of common shares, basic	69,591,973	112,975,329	112,975,329	112,975,329	(51,237,640)	Q	131,329,662
weighted-average number of common shares, diluted	69,984,837	113,364,092	113,364,092	113,364,092	(51,237,640)	Q	132,111,289

(1)
The historical financial information for Pebblebrook and LaSalle is derived from their respective Annual Reports on Form 10-K for the year ended December 31, 2017 filed with the SEC. Certain historical LaSalle amounts have been reclassified to conform to Pebblebrook's financial statement presentation.

See accompanying notes to the unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

1. Overview

        For purposes of the unaudited pro forma combined financial statements, which we refer to as the pro forma financial statements, we have assumed a total preliminary purchase price for the mergers of approximately $4.1 billion, which consists primarily of Pebblebrook common shares issued and cash paid in exchange for LaSalle common shares. Under the terms of the merger agreement, LaSalle shareholders may elect to receive, for each share they own, either (i) 0.92 Pebblebrook common share or (ii) $37.80 in cash. A maximum of 30% of the outstanding LaSalle common shares will receive cash and those electing cash will be subject to pro rata cutbacks in the event holders of more than 30% of LaSalle common shares elect cash. For purposes of the preliminary purchase price, it is assumed that the maximum number of shares eligible to receive cash will receive cash.

        The unaudited pro forma condensed combined financial statements have been prepared by applying the acquisition method of accounting under U.S. GAAP, which we refer to as acquisition accounting, with Pebblebrook as the acquiring entity. Accordingly, the total estimated purchase price was allocated to the LaSalle assets acquired and the liabilities assumed based on their respective fair values, as further described below.

        To the extent identified, certain reclassifications have been reflected in the unaudited pro forma condensed combined financial statements to conform LaSalle's financial statement presentation to that of Pebblebrook. However, the unaudited pro forma condensed combined financial statements may not reflect all the adjustments necessary to conform LaSalle's accounting policies to those of Pebblebrook due to limitations on the availability of information as of the date of this joint proxy statement/prospectus. On the unaudited pro forma condensed combined balance sheet as of June 30, 2018 property under development was reclassified to Investment in hotel properties, Revolving credit facility debt issuance costs and deferred taxes were reclassified to Prepaid expenses and other assets and Treasury shares were reclassified to additional paid-in capital. On the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2018 and year ended December 31, 2017, the Other operating department revenue and Other direct expenses and other indirect expenses were reclassified to Other operating revenue and Other direct and indirect expenses, respectively, Ground rent was reclassified to Real estate, property taxes and ground rent and Merger costs and Other were reclassified to General and Administrative expenses.

        The pro forma adjustments represent Pebblebrook management's estimates based on information available as of the date of this joint proxy statement/prospectus and are subject to change as additional information becomes available and additional analyses are performed. The unaudited pro forma condensed combined financial statements do not reflect the impact of possible revenue or earnings enhancements, cost savings from operating efficiencies or synergies, or asset dispositions. Also, the unaudited pro forma condensed combined financial statements do not reflect possible adjustments related to restructuring or integration activities that have yet to be determined, including transaction or other costs following the mergers that are not expected to have a continuing impact. Further, non-recurring transaction-related expenses anticipated to be incurred prior to, or concurrent with, closing the mergers are not included in the unaudited pro forma condensed combined statements of operations.

        The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and for the six months ended June 30, 2018 combine the historical combined statements of operations of Pebblebrook and LaSalle, giving effect to the mergers as if they have occurred on January 1, 2017, the beginning of the earliest period presented. The unaudited pro forma

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

1. Overview (Continued)

condensed combined balance sheet combines the historical consolidated balance sheets of Pebblebrook and LaSalle as of June 30, 2018, giving effect to the mergers as if they occurred on June 30, 2018.

Preliminary Estimated Purchase Price

        The total preliminary estimated purchase price of approximately $4.1 billion was determined based on the number of outstanding LaSalle common shares as of September 5, 2018, plus LaSalle equity-incentive awards that are expected to vest in connection with the mergers, which will be converted into LaSalle common shares. In all cases in which the price per Pebblebrook common share is a determining factor in arriving at final consideration for the mergers, the share price assumed for the total preliminary purchase price is $38.612, which was the 5-day volume weighted-average price per Pebblebrook common share as of the close of business on September 5, 2018, the last trading day immediately preceding the date of the merger agreement.

        The actual purchase price will be computed using the closing price of Pebblebrook common shares on the closing date. Therefore, the actual purchase price will fluctuate with the market price of Pebblebrook common shares until the mergers are consummated. As a result, the final purchase price could differ significantly from the current estimate, which could materially impact the unaudited pro forma condensed combined financial statements.

        The following table presents the changes to the value of the merger consideration and the total preliminary estimated purchase price based on a 10% increase and decrease in the price per Pebblebrook common share and cash paid (in thousands, except the per share price of Pebblebrook common shares):

	Price of PEB Common Share	PEB Shares to be Issued	Value of PEB Common Shares	Cash to be Paid	Value of LHO Shares Owned by PEB	Calculated Value of Consideration
5-day VWAP as of September 5, 2018	$38.612	61,738	$2,383,816	$1,374,229	$383,976	$4,142,021
Decrease of 10%	$34.751	61,738	$2,145,434	$1,374,229	$345,579	$3,865,242
Increase of 10%	$42.473	61,738	$2,622,197	$1,374,229	$422,374	$4,418,800

        The total preliminary estimated purchase price described above has been allocated to the assets acquired and liabilities assumed for purposes of these pro forma condensed combined financial statements, based on their estimated fair values, assuming the mergers were completed on June 30, 2018. The final fair values will be based upon valuations and other analyses for which there is currently insufficient information to make a definitive valuation. Accordingly, the purchase price allocation adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial statements. The final purchase price allocation will be determined after the mergers are completed and after a thorough analysis to determine the fair value of LaSalle's net assets and liabilities has been performed. As a result, the final acquisition accounting adjustments, including those resulting from conforming LaSalle's accounting policies to those of Pebblebrook, could differ materially from the pro forma adjustments presented herein.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

1. Overview (Continued)

        The estimated purchase price of LaSalle (as calculated in the manner described above) is allocated to the assets to be acquired and the liabilities to be assumed on the following preliminary basis (in thousands):

Investment in hotel properties, net	$4,651,685
Cash and cash equivalents	81,186
Restricted cash	14,025
Hotel and other receivables	35,600
Prepaid expenses and other assets	51,578
Mortgage loan	(224,700)
Accounts payable and other liabilities	(122,811)
Advance deposits and deferred revenue	(25,615)
Accrued interest	(2,295)
Distributions payable	(28,984)
Preferred shares	(260,000)
Accumulated other comprehensive income	(22,042)
Non-controlling interests	(5,606)

Total estimated purchase price	$4,142,021

A.
LaSalle Probable Significant Disposition

        Pebblebrook and LaSalle have entered into an agreement to sell three of LaSalle's hotel properties immediately prior to closing of the mergers for an aggregate sale price of $715.0 million. Due to the significance of the sales, LaSalle's historical consolidated balance sheet as of June 30, 2018 has been adjusted to reflect the sales as if they had occurred on June 30, 2018 and LaSalle's historical statement of operations for the six months ended June 30, 2018 and year ended December 31, 2017 have been adjusted to reflect the sales as if they had occurred on January 1, 2017. The mergers are not contingent on the completion of the disposition of these hotels.

2. Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet

        The unaudited pro forma condensed combined balance sheet as of June 30, 2018 reflects the following adjustments:

B.
Investment in Hotel Properties, Net

        The hotel property assets acquired by Pebblebrook through the mergers are reflected in the unaudited pro forma condensed combined balance sheet of LaSalle based on a preliminary fair value. The preliminary fair value was derived by applying a capitalization rate to estimated net operating income and other market data. The hotel property assets acquired generally consist of land and improvements, buildings and improvements, and furniture, fixtures and equipment. The adjustments reflected in the unaudited pro forma condensed combined balance sheet represent the differences

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

2. Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet (Continued)

between the preliminary fair value of the hotel property assets acquired by Pebblebrook through the mergers, and LaSalle's historical balances, which are presented as follows (in thousands):

	Preliminary Fair Value	Less: LaSalle Historical (Adjusted)	Pro Forma Adjustments
Land and improvements	$649,217	$(408,873)	$240,344
Buildings and improvements	3,756,189	(2,757,793)	998,396
Furniture, fixtures and equipment	231,864	(765,206)	(533,342)
Property under development	14,415	(14,415)	—

	4,651,685	(3,946,287)	705,398
Accumulated depreciation	—	1,343,989	1,343,989

Investment in hotel properties, net	$4,651,685	$(2,602,298)	$2,049,387

        The fair value of the assets acquired was estimated by using market data and other information available and making numerous estimates and assumptions. LaSalle's historical accumulated depreciation was eliminated since the assets are recognized and presented at fair value.

C.
Investment in marketable securities

        Pebblebrook's investment in marketable securities represents an investment in LaSalle common shares. At the consummation of the mergers, such shares shall be cancelled and the $370.0 million in investment in marketable securities is eliminated.

D.
Cash and cash equivalents

        Cash and cash equivalents is adjusted to reflect the use of cash to repay the principal balance on the LaSalle term loans.

E.
Prepaid Expenses and Other Assets

        Debt assumed in the mergers is presented at fair value in the unaudited pro forma condensed combined balance sheet and therefore the unamortized debt issuance costs of $2.7 million related to LaSalle's credit facility have been eliminated.

        Included in prepaid expenses and other assets on the LaSalle historical balance sheet was $6.3 million in unamortized deferred lease assets and straight line rent receivables related to tenant leases. A fair value adjustment has been made to eliminate these historical balances. The adjustments are summarized below (in thousands)

Unamortized debt issuance costs	$(2,729)
Unamortized deferred lease assets and straight line rent	(6,265)

Adjustment to prepaid expense and other assets	$(8,994)

F.
Term loans, net

        The LaSalle historical balance sheet included the principal balance on term loans of $855.0 million net of $1.5 million of unamortized debt issuance costs. Pebblebrook will not assume the LaSalle term loans and therefore term loans of $853.5 million have been eliminated. Pebblebrook entered into a

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

2. Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet (Continued)

new $100.0 million term loan, which we refer to as the new term loan, to fund a portion of the payment of the termination fee to an affiliate of The Blackstone Group L.P. on behalf of LaSalle pursuant to the merger agreement and in accordance with LaSalle's previous merger agreement, which LaSalle has terminated. An adjustment has been made to reflect this new term loan net of $0.1 million in debt issuance costs as this debt was incurred directly related to the mergers. The adjustments are summarized below (in thousands):

Pebblebrook new term loan	$100,000
Debt issuance costs—new term loan	(100)
Less: LaSalle term loans—historical basis	(855,000)
Less: LaSalle unamortized debt issuance costs on term loans—historical basis	1,512

Adjustment to term loans	$(753,588)

G.
Mortgage debt, net

        Pebblebrook will assume LaSalle's mortgage debt pursuant to the mergers. The mortgage debt to be assumed by Pebblebrook has been adjusted by $0.2 million, which reflects the estimated fair value of the debt at June 30, 2018. Unamortized debt issuance costs were included in mortgage debt in LaSalle's historical balance sheet. Since the mortgage debt assumed in the mergers is presented at fair value in the unaudited pro forma condensed combined balance sheet, the historical unamortized debt issuance costs have been eliminated, and the estimated new costs of $0.3 million to assume the debt have been recognized in the unaudited pro forma condensed combined balance sheet. The adjustments are summarized below (in thousands):

Fair value of mortgage debt assumed	$225,000
Costs to assume mortgage debt	(300)
Less: mortgage debt—historical basis	(224,915)

Adjustment to debt	$(215)

H.
Bridge loan

        Pebblebrook has entered into a commitment for a bridge loan to finance the assumed cash consideration payable pursuant to the merger agreement, if needed, which is reflected for pro forma purposes is being used to fund the estimated cash portion of the purchase price, assuming 30% of the LaSalle common shareholders elect to receive cash. The bridge loan is net of an estimated $15.0 million in debt issuance costs.

I.
Accounts payable and accrued expenses

        Non-recurring transaction costs include those costs to be paid by Pebblebrook or LaSalle directly attributable to the mergers. These transaction costs, consisting primarily of severance, transfer tax, fees for financial advisors, legal, accounting, tax and other professional services, are estimated to be approximately $249.2 million. An adjustment is made to accounts payable and accrued expenses for the $235.6 million of transactions costs that have not been paid or accrued as of June 30, 2018. These costs are non-recurring in nature and directly related to the mergers and, therefore, are reflected as a

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

2. Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet (Continued)

reduction to retained earnings and not included in the unaudited pro forma condensed combined statements of operations.

        The debt issuance costs are the costs to be paid by Pebblebrook that are directly attributable to the new term loan and the assumption of the mortgage debt and bridge loan in connection with the mergers. These costs are estimated to be approximately $15.4 million.

        The straight-lining of rent pursuant to the underlying ground leases associated with the hotel properties acquired pursuant to the mergers will commence at the effective date of the mergers. Therefore, the carrying value of straight-line rent included on LaSalle's historical balance sheet has been eliminated. The adjustments are summarized below (in thousands):

Non-recurring transaction costs	$235,600
Debt issuance costs	15,400
Ground lease straight-line rent	(10,503)

Adjustment to accounts payable and other liabilities	$240,497

J.
Common Shares and Additional Paid-in Capital

        The pro forma adjustment represents the issuance of Pebblebrook common shares with a par value of $0.01 per share and a market price per share $38.612, which was the 5-day volume weighted-average price per Pebblebrook common share as of the close of business on September 5, 2018, the last trading day immediately preceding the date of the merger agreement. We have assumed that 70% of LaSalle common shares will each convert to 0.92 Pebblebrook common shares and 30% of LaSalle common

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

2. Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet (Continued)

shares will each receive $37.80 in cash upon completion of the mergers. The adjustments are summarized below (in thousands except share data):

LaSalle common shares outstanding as of June 30, 2018	110,398
LaSalle Operating Partnership Units	145
LaSalle equity-incentive awards vesting in connection with the mergers	765

Total LaSalle common shares immediately prior to mergers	111,308
Percentage of LaSalle common shares (based on assumption that the maximum number of shares elect to receive cash consideration)	30%
Maximum number of LaSalle common shares that can elect to receive cash	33,392
Remaining LaSalle common shares to convert to Pebblebrook common shares	77,915
LaSalle common shares owned by Pebblebrook	(10,809)

Total LaSalle common shares to convert to Pebblebrook common shares	67,106
Exchange ratio	0.92

Pebblebrook common shares to be issued	61,738
Par value per Pebblebrook common share	$0.01

Par value of Pebblebrook common shares to be issued	$617
Less: Par value of LaSalle common shares—historical basis	(1,132)

Adjustment to Pebblebrook common shares	$(515)

Pebblebrook common shares to be issued	61,738
Additional paid-in capital per share ($38.612 less $0.01 par value)	$38.60

Additional paid-in capital of Pebblebrook common shares to be issued	$2,383,198
Additional paid-in capital of LaSalle preferred shares to convert to Pebblebrook preferred shares	259,896

Total common and preferred share additional paid-in capital on shares to be issued	$2,643,094
Less: LaSalle additional paid-in capital—historical basis	(2,695,151)

Adjustment to additional paid-in capital	$(52,057)

K.
Retained Earnings (Deficit)

        Represents the elimination of LaSalle's distributions in excess of retained earnings of $341.3 million as of June 30, 2018, an adjustment to increase Pebblebrook retained earnings to reflect the LaSalle shares owned by Pebblebrook to market value based on the share price on the merger date, and an adjustment of $235.6 million to decrease retained earnings for non-recurring transaction costs directly attributable to the mergers that have not yet been expensed in the historical consolidated statements of operations or accrued in the historical consolidated balance sheets, which have been used as the starting point for the unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

3. Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2017 and the six months ended June 30, 2018

        The historical amounts include Pebblebrook's and LaSalle's actual operating results for the periods presented, as filed with the SEC on their respective Forms 10-K and Forms 10-Q, which are incorporated by reference into this joint proxy statement/prospectus (reclassified as set forth under Note 1 above). The pro forma adjustments to the historical amounts are presented in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and the six months ended June 30, 2018, assuming the mergers occurred on January 1, 2017. Noted below are the explanations for the adjustments included in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and the six months ended June 30, 2018.

L.
Depreciation and Amortization

        For purposes of the unaudited pro forma condensed combined statements of operations, depreciation and amortization expense is calculated using the straight-line method over the estimated useful lives of 40 years for buildings, 15 years for building improvements and five years for furniture fixture and equipment. As Pebblebrook would have commenced depreciation and amortization on January 1, 2017, the depreciation and amortization expense included in Pebblebrook's historical financial statements has been eliminated and an adjustment has been made to reflect the depreciation and amortization expense that Pebblebrook would have recognized if the mergers had been completed as of January 1, 2017. The following table summarizes the pro forma adjustment to depreciation and amortization expense that would have been recorded for the respective periods assuming completion of the mergers occurred on January 1, 2017. The adjustments are summarized below (in thousands):

	Six months ended June 30, 2018	Year ended December 31, 2017
Depreciation and amortization	$78,278	$156,582
Less: Elimination of LaSalle's depreciation and amortization—adjusted historical	(77,602)	(147,969)

	$676	$8,613

M.
Property Taxes

        The estimated increase in property taxes is primarily due to reassessment of California properties with estimated fair value exceeding historical property tax basis pursuant to Proposition 13. The adjustment was calculated based on multiplying property tax rates by the difference between the estimated fair value and the historical property tax basis.

N.
Transaction and Pursuit Costs

        Represents the elimination of $13.6 million in transaction costs incurred by LaSalle and Pebblebrook during the six months ended June 30, 2018. These costs are directly related to the mergers and will not have a continuing impact on the operating results of Pebblebrook.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

3. Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2017 and the six months ended June 30, 2018 (Continued)

O.
Interest Expense

        The pro forma adjustment to interest expense is related to amortization of debt issuance costs related to the assumption of LaSalle's mortgage loan and the bridge loan both amortized over the remaining term of the debt and the elimination of LaSalle's historic amortization of debt issuance costs.

        The following table summarizes the pro forma adjustment to interest expense in the unaudited condensed combined statements of operations for the respective periods assuming the mergers occurred on January 1, 2017. The adjustments are summarized below (in thousands):

	Six months ended June 30, 2018	Year ended December 31, 2017
Interest Expense-bridge loan and new term loan	$25,655	$51,310
Amortization of debt issuance costs-bridge loan and new term loan	7,600	15,200
Amortization of debt issuance costs-assumed mortgage loan	50	100
Less: LaSalle term loan interest expense-historical	(13,815)	(21,950)
Less: LaSalle term loan amortization of debt issuance costs-historical	(292)	(634)
Less: LaSalle revolving credit facilities fees	(1,700)	(3,457)

Adjustment to interest expense	$17,498	$40,569

P.
Other

        The pro forma adjustment to Other is related to the elimination of the $25.4 million gain on investment in marketable securities and dividend income from marketable securities recorded on Pebblebrook's historical statement of operations for the period ended June 30, 2018. The gain and dividend from marketable securities is directly related to the mergers and will not have a continuing impact on the operating results of Pebblebrook.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

3. Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2017 and the six months ended June 30, 2018 (Continued)

Q.
Earnings (Loss) Per Share

        The unaudited pro forma adjustment to shares outstanding used in the calculation of basic and diluted earnings per share are based on the combined basic and diluted weighted-average shares, after giving effect to the exchange ratio, as follows (in thousands, except per share data):

	Six months ended June 30, 2018	Year ended December 31, 2017
Numerator:
Net income (loss) attributable to common shareholders	$56,257	$189,093
Dividends paid on unvested restricted shares	(345)	(850)
Undistributed earnings attributable to unvested restricted shares	(69)	—

Net income attributable to common shareholders exduding amounts attributable to unvested restricted shares	$55,843	$188,243

Denominator:
Pebblebrook weighted-average number of common shares, basic	68,894,413	69,591,973
Pebblebrook Common Shares to be issued to LaSalle shareholders	61,737,689	61,737,689

Pro Forma weighted-average common shares outstanding, basic	130,632,102	131,329,662
Compensation-related shares	751,090	781,627

Pro forma weighted-average number of common shares, diluted	131,383,192	132,111,289

Net income (loss) per share available to common shareholders, basic	$0.43	$1.43

Net income (loss) per share available to common shareholders, diluted	$0.43	$1.42

Annex A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG:

PEBBLEBROOK HOTEL TRUST,

PEBBLEBROOK HOTEL, L.P.,

PING MERGER SUB, LLC,

PING MERGER OP, LP,

LASALLE HOTEL PROPERTIES

and

LASALLE HOTEL OPERATING PARTNERSHIP, L.P.

Dated as of September 6, 2018

A-i

A-ii

EXHIBITS

Exhibit A—Form of Amended and Restated Operating Partnership Agreement

Exhibit B-1, B-2, B-3 and B-4—Company and Parent Tax Letters

Exhibit C-1 and C-2—Forms of Articles Supplementary of Parent

Exhibit D—Form of Amendment to the Parent OP Agreement

Exhibit E—Form of Company Counsel REIT Tax Opinion

Exhibit F—Form of Company Counsel Reorganization Tax Opinion

Exhibit G—Form of Parent Counsel REIT Tax Opinion

Exhibit H—Form of Parent Counsel Reorganization Tax Opinion

A-iii

AGREEMENT AND PLAN OF MERGER

        This Agreement and Plan of Merger (this "Agreement") is made and entered into as of September 6, 2018, by and among: Pebblebrook Hotel Trust, a Maryland real estate investment trust ("Parent"); Pebblebrook Hotel, L.P., a Delaware limited partnership ("Parent OP"); Ping Merger Sub, LLC, a Maryland limited liability company ("Merger Sub"); Ping Merger OP, LP, a Delaware limited partnership ("Merger OP" and, collectively with Parent, Parent OP and Merger Sub, the "Parent Parties"); LaSalle Hotel Properties, a Maryland real estate investment trust (the "Company"); and LaSalle Hotel Operating Partnership, L.P., a Delaware limited partnership and whose sole general partner is the Company (the "Operating Partnership" and, together with the Company, the "Company Parties"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in Section 1.1.

RECITALS

        A.    Parent, as the sole member of Merger Sub has approved this Agreement and determined that it is advisable and in the best interests of Merger Sub to enter into this Agreement and consummate the merger of the Company with and into Merger Sub (the "Company Merger"), with Merger Sub surviving the Company Merger as a wholly-owned Subsidiary of Parent pursuant to the Maryland REIT Law (the "MRL") and the Maryland Limited Liability Company Act (the "MD LLC Act"), pursuant to which each outstanding common share of beneficial interest, par value $0.01 per share, of the Company (the "Company Common Shares") (other than Excluded Shares) shall be converted into the right to receive the Merger Consideration, each outstanding share of the 6.375% Series I Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Company ("Company Series I Preferred Shares") shall be converted into the right to receive the Series I Preferred Share Merger Consideration and each outstanding share of the 6.3% Series J Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Company ("Company Series J Preferred Shares" and, together with the Company Series I Preferred Shares, the "Company Preferred Shares") shall be converted into the right to receive the Series J Preferred Share Merger Consideration, all upon the terms and conditions of this Agreement.

        B.    The board of trustees of the Company (the "Company Board") has (a) approved this Agreement, the Mergers and the other Transactions, (b) determined that this Agreement, the Mergers and the other Transactions are advisable and in the best interests of the Company, its shareholders and the limited partners of the Operating Partnership and (c) resolved to recommend that its shareholders approve the Company Merger.

        C.    Each of the Company, as the sole general partner of the Operating Partnership, and Ping Merger OP GP, LLC, a Delaware limited liability company ("Merger OP GP"), as the sole general partner of Merger OP, have approved this Agreement and determined that it is advisable and in the best interests of their respective limited partners to consummate the merger of Merger OP with and into the Operating Partnership (the "Partnership Merger" and, together with the Company Merger, the "Mergers"), with the Operating Partnership surviving the Partnership Merger in accordance with the Delaware Revised Uniform Limited Partnership Act (the "DRULPA"), pursuant to which each outstanding common unit of the Operating Partnership (the "Operating Partnership Common Units") shall be converted into the right to receive partnership interests in Parent OP, upon the terms and conditions of this Agreement.

        D.    Parent, in its capacity as the sole general partner of Parent OP and sole member of Merger Sub, and Merger OP GP, in its capacity as the sole general partner of Merger OP, have taken all actions required for the execution of this Agreement by Merger Sub and Merger OP and to adopt and approve this Agreement, to approve the consummation by Merger Sub and Merger OP of the Mergers, the issuance of Parent Common Shares contemplated by this Agreement, subject to obtaining Parent Shareholder Approval (the "Parent Share Issuance"), and the issuance of Parent Preferred Shares contemplated by this Agreement, as applicable.

        E.    For U.S. federal income Tax purposes, it is intended that (a) the Company Merger shall qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Agreement be, and hereby is adopted as, a "plan of reorganization" for purposes of Sections 354 and 361 of the Code, and (b) the Partnership Merger constitute an "assets-over" merger under Treasury Regulations Section 1.708-1(c)(3)(i).

        F.     The Company has terminated the Agreement and Plan of Merger, dated as of May 20, 2018, by and among BRE Landmark Parent L.P., BRE Landmark L.P., BRE Landmark Acquisition L.P., the Company and the Operating Partnership (the "Blackstone Merger Agreement") in accordance with its terms, and, in connection with the termination of the Blackstone Merger Agreement and the entry into this Agreement, Parent has paid the Company Termination Fee (as defined in the Blackstone Merger Agreement) on behalf of the Company to BRE Landmark Parent L.P.

AGREEMENT

        The parties to this Agreement, intending to be legally bound, agree as follows:

ARTICLE 1
DEFINITIONS

        Section 1.1    Definitions.

          (a)   As used herein, the following terms have the following meanings:

        "1964 Civil Rights Acts" means the Civil Rights Act of 1964.

        "Acceptable Confidentiality Agreement" means a customary confidentiality agreement containing terms no more favorable in any material respect to the counterparty thereto than the terms of the Confidentiality Agreement; provided, however, that such confidentiality agreement may contain provisions that permit the Company and Parent, as applicable, to comply with the provisions of Section 5.3. Notwithstanding the foregoing, a Person who entered into a confidentiality agreement with the Company on or after April 9, 2018 relating to a potential acquisition of, or business combination with, the Company that remains in effect shall not be required to enter into a new or revised confidentiality agreement, and such existing confidentiality agreement shall be deemed to be an Acceptable Confidentiality Agreement for all purposes of this Agreement.

        "Acquired Companies" means the Company and each of its Subsidiaries, including, for the avoidance of doubt, the Operating Partnership, collectively.

        "Acquisition Inquiry" means an inquiry, indication of interest or request for information or discussions from a Third Party that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal.

        "Acquisition Proposal" means any proposal or offer from any Third Party relating to, in a single transaction or series of related transactions: (i) any direct or indirect acquisition or issuance (whether by merger, consolidation or otherwise) of twenty percent (20%) or more of any class of the equity interests in the Company (by vote or by value) or twenty percent (20%) or more of any class of the equity interests or general partnership interests in the Operating Partnership (by vote or by value) by any Third Party; (ii) any merger, consolidation, business combination, reorganization, share exchange, sale of assets, recapitalization, equity investment, joint venture, liquidation, dissolution or other transaction that would result in any Third Party acquiring assets (including capital stock of or interest in any Subsidiary or Affiliate of the Company) representing, directly or indirectly, twenty percent (20%) or more of the consolidated assets of the Acquired Companies, taken as a whole (as determined on a book value basis (including Indebtedness secured solely by such assets)); (iii) the acquisition (whether by merger, consolidation, equity investment, share exchange, joint venture or otherwise) by any Third

Party, directly or indirectly, of any class of equity interest in any Entity that holds assets representing, directly or indirectly, twenty percent (20%) or more of the consolidated assets of the Acquired Companies, taken as a whole (as determined on a book value basis (including Indebtedness secured solely by such assets)); (iv) any tender offer or exchange offer, as such terms are defined under the Exchange Act, that, if consummated, would result in any Third Party beneficially owning twenty percent (20%) or more of the outstanding Company Common Shares (or any class of voting securities of the Company) or twenty percent (20%) or more of the outstanding equity interests or general partnership interests in the Operating Partnership; (v) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company; (vi) any other transaction or series of related transactions pursuant to which any Third Party proposes to acquire control of assets of any Acquired Company having a fair market value equal to or greater than twenty percent (20%) of the fair market value of all of the assets of the Acquired Companies, taken as a whole, immediately prior to such transaction; or (vii) any combination of the foregoing.

        "ADA" means the Americans with Disabilities Act.

        "ADEA" means the Age Discrimination in Employment Act.

        "Affiliate" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of the immediately preceding sentence, the term "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by Contract or otherwise.

        "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by Law or executive order to be closed.

        "Company Benefit Plan" means each "employee benefit plan", as defined in Section 3(3) of ERISA, and each other benefit arrangement, including share bonus, share purchase, share option, restricted shares, share appreciation right or other equity or equity-based, deferred-compensation, employment, consulting, retirement, welfare-benefit, bonus, incentive, commission, change in control, retention, severance, separation, vacation, paid time off, or fringe benefit or other benefit or compensation plan, policy, program, Contract, arrangement or agreement sponsored, maintained or contributed or required to be contributed to by the Acquired Companies or any Company ERISA Affiliate or with respect to which any Acquired Company or any Company ERISA Affiliate has any Liability.

        "Company Compensatory Award" means each Deferred Share Award, Performance Award and Company Restricted Share.

        "Company Declaration of Trust" means the Company's declaration of trust (including all articles of amendment and articles supplementary).

        "Company Disclosure Schedule" means the Company Disclosure Schedule dated the date hereof and delivered by the Company to Parent prior to or simultaneously with the execution of this Agreement.

        "Company Equity Incentive Plan" means each of the Company's 1998 Share Option and Incentive Plan, the Company's 2009 Equity Incentive Plan and the Company's 2014 Equity Incentive Plan, in each case, including any amendments.

        "Company ERISA Affiliate" means any Entity, trade or business (whether or not incorporated) that is considered a single employer together with the Company or any ERISA Affiliate under ERISA Section 4001(b) or Code Section 414.

        "Company Franchise Agreement Documents" means any franchise, trademark or license agreement entered into by any of the Acquired Companies pursuant to which any Company Real Property is flagged under a hotel brand owned by any Third Party (each a "Company Franchise Company"), and each amendment, guarantee, license (whether with the Company Franchise Company or any Affiliate thereof) or other Contract related to such franchise agreement and entered into by any of the Acquired Companies, in each case that are material to any Company Real Property.

        "Company Intellectual Property Assets" means all Intellectual Property Assets owned by the Acquired Companies.

        "Company Management Agreement Documents" means the management agreements entered into by any of the Acquired Companies pursuant to which any Third Party manages or operates any Company Real Property (each a "Company Management Company") on behalf of any of the Acquired Companies and each amendment, guarantee, license or franchise agreement (whether with the Company Management Company or any Affiliate thereof) or other Contracts related to such management agreements and entered into by any of the Acquired Companies, in each case that are material to any Company Real Property.

        "Company Material Adverse Effect" means, with respect to the Company Parties, any Effect that has had or would reasonably be expected to have a material adverse effect on (I) the business, financial condition, assets, properties or results of operations of the Acquired Companies, taken as a whole, or (II) the ability of the Company Parties to timely consummate the Mergers prior to the End Date; provided that, for purposes of clause (I), in no event shall any of the following Effects, alone or in combination, or any Effect to the extent any of the foregoing results from any of the following, be taken into account in determining whether there shall have occurred a Company Material Adverse Effect: (i) changes in the Company's share price or trading volume; (ii) any failure by the Company to meet, or changes to, published revenue, earnings or other financial projections, or any failure by the Company to meet any internal budgets, plans or forecasts of revenue, earnings or other financial projections, in and of itself (provided, that the exception in this clause (ii) and in clause (i) shall not in any way prevent or otherwise affect a determination that any Effect underlying such failures has resulted in, or contributed to, a Company Material Adverse Effect); (iii) changes in general business, economic or political conditions in the United States or any other country or region in the world; (iv) conditions in the financial, credit, banking, capital or currency markets in the United States or any other country or region in the world, or changes therein, including (A) changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries and (B) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world; (v) changes in conditions in the industries in which the Acquired Companies conduct business, including changes in conditions in the real estate industry generally or the lodging industry generally; (vi) changes in political conditions in the United States or any other country or region in the world; (vii) acts of hostilities, war, sabotage or terrorism, including cyber-terrorism (including any outbreak, escalation or general worsening of any such acts) in the United States or any other country or region in the world; (viii) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural or man-made disasters or acts of God or weather conditions in the United States or any other country or region in the world, or any escalation of the foregoing; (ix) the entry into or the announcement, pendency or performance of this Agreement or the Transactions or the consummation of any Transactions, including (A) the identity of Parent and its Affiliates, (B) by reason of any communication by Parent or any of its Affiliates regarding the plans or intentions of Parent with respect to the conduct of the business of the Acquired Companies following the Closing, (C) the failure to obtain any Third Party consent in connection with the Transactions, and (D) the impact of any of the foregoing on any relationships, contractual or otherwise, with customers, franchisors, managers, lenders, suppliers, vendors, business partners, employees or any other Persons; (x) (A) any action taken, or failure to take action, in each case to which Parent has in writing expressly approved, consented to or requested, (B) the taking of any action expressly required by this Agreement or (C) the failure to take any action expressly prohibited by this Agreement; (xi) changes in Law, regulation or other legal or regulatory conditions (or the interpretation thereof); (xii) changes in GAAP or other accounting standards (or the interpretation thereof); and (xiii) any claim or Legal Proceeding asserted or commenced by or on behalf of any of the current or former shareholders or equityholders of the Company or any Subsidiary of the Company (or on behalf of the Company or any Subsidiary of the Company, but in any event only in their capacities as current or former shareholders or equityholders) arising out of this Agreement or the Mergers; provided that, in each of the foregoing clauses (iii), (iv), (v), (vi), (vii), (viii), (xi) and (xii), such Effects referred to therein may be taken into account to the extent that the Company is disproportionally affected relative to other companies in the United States in the industry in which the Acquired Companies operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a Company Material Adverse Effect; provided, further, that clause (ix) shall not apply to the use of Company Material Adverse Effect in Section 3.18 (or Section 6.2(a) as it relates to Section 3.18).

        "Company Permitted Liens" means (i) Liens disclosed on the Most Recent Company Balance Sheet, (ii) Liens for Taxes, assessments and other governmental levies, fees or charges that are not due and payable as of the Closing Date, or that are being contested in good faith and for which appropriate reserves have been established in accordance with GAAP, (iii) statutory landlord's, mechanic's, carrier's, workmen's, repairmen's or other similar Liens arising or incurred in the ordinary course of business that are not due and payable as of the Closing Date, or that are being contested in good faith and for which appropriate reserves have been established in accordance with GAAP, the existence of which does not, and would not reasonably be expected to, materially interfere with the present use of any of the Company Real Property subject thereto or affected thereby, and do not otherwise have a Company Material Adverse Effect (iv) zoning, building codes and other land use Law regulating the use or occupancy of real property or the activities conducted thereon that are imposed by any Governmental Entity having jurisdiction over such real property that are not violated by the current use or occupancy of real property or the operation of the business thereon or which do not, and would not reasonably be expected to, materially impair the marketability, value or use and enjoyment of such real property, (v) conditions, covenants, restrictions, easements and reservations of rights, including rights of way, for sewers, electric lines, telegraph and telephone lines and other similar purposes, and affecting the fee title to any real property owned or leased by the Company which are disclosed on existing title reports or existing surveys or which would be shown on current title reports or current surveys performed by the Company as of the date hereof and the existence of which does not, and would not reasonably be expected to, materially impair the marketability, value or use and enjoyment of such real property, (vi) Liens imposed by Law, (vii) rights of tenants or other parties in possession, without any right of first refusal, right of first offer or other option to purchase any Company Real Property (or any portion thereof), (viii) title to any portion of any owned or leased real property lying within the boundary of any public or private road, easement or right of way and (ix) deposits or pledges to secure the payment of workers' compensation, unemployment insurance, social security benefits or obligations arising under similar Laws, or to secure the performance of public or statutory obligations, surety or appeal bonds, and other obligations of a like nature, in each case in the ordinary course of business and which are not yet due and payable.

        "Company Prior Sale Agreements" means any purchase or sale Contract relating to any real property or leasehold interest in any Company Ground Lease conveyed, transferred, assigned or otherwise disposed of by the Company or any of its Subsidiaries since January 1, 2014, except for easements and similar interests.

        "Company Real Property" means, collectively, the Company Owned Real Property and the Company Ground Leased Real Property.

        "Company Shareholders Meeting" means the meeting of the Company's shareholders for the purpose of seeking the Company Shareholder Approval, including any postponement or adjournment thereof.

        "Company Tax Protection Agreements" means any Contract to which the Company or a Subsidiary of the Company is a party pursuant to which: (a) any Liability to holders of equity of a Subsidiary of the Company (including holders of Operating Partnership Units) relating to Taxes may arise and give rise to an indemnity obligation by the Company or any Subsidiary of the Company, whether or not as a result of the consummation of the transactions contemplated by this Agreement; (b) in connection with the deferral of income Taxes of a holder of equity of a Company Subsidiary (including holders of Operating Partnership Units), the Company or any of the Company Subsidiaries have agreed to (i) maintain a minimum level of debt or continue a particular debt or allow a partner or member to guarantee any debt, (ii) retain or not dispose of assets for a period of time that has not since expired, (iii) make or refrain from making Tax elections, (iv) operate (or refrain from operating) in a particular manner, (v) only dispose of assets in a particular manner, (vi) use (or refrain from using) a specific method of taking into account book tax disparities under Section 704(c) of the Code with respect to one or more properties, and/or (vii) use (or refrain from using) a particular method of allocating one or more liabilities of such party or any of its direct or indirect subsidiaries under Section 752 of the Code; or (c) limited partners of the Operating Partnership have guaranteed debt of the Operating Partnership.

        "Company Termination Fee" means an amount equal to $112,000,000.

        "Company Transfer Right" means, with respect to the Company or any Acquired Company, a buy/sell, put option, call option, option to purchase, a marketing right, a forced sale, tag or drag right or a right of first offer, right of first refusal or right that is similar to any of the foregoing, pursuant to the terms of which the Company or any Acquired Company, on the one hand, or another Person, on the other hand, could be required to purchase or sell the applicable equity interests of any Person or any real property.

        "Confidentiality Agreement" means the Confidentiality Agreement, between the Company and Parent, dated as of May 5, 2018.

        "Contract" means any written, oral or other agreement, contract, subcontract, lease, understanding, instrument, bond, mortgage, indenture, deed of trust, debenture, note, option, warrant, warranty, purchase order, license, Permit, franchise, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

        "Davis Bacon Act" means the Davis-Bacon Act of 1931.

        "Debt Financing Sources" means the Persons that have committed to provide or arrange all or any part of the Debt Financing in connection with the Mergers, including the parties to the Debt Financing Commitment from time to time.

        "Effect" means any effect, change, event, occurrence, circumstance or development.

        "Entity" means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity (including any Governmental Entity).

        "Environmental Claims" means any Legal Proceedings or Orders alleging potential responsibility or Liability arising out of (a) the presence, release or threatened release of any Hazardous Materials at any location or (b) any violation or alleged violation of any Environmental Law.

        "Environmental Law" means any Law concerning pollution or protection of the environment, including any Law relating to the manufacture, handling, transport, use, treatment, storage, disposal or release of any harmful or deleterious material.

        "Environmental Permits" means all Permits issued or required under applicable Environmental Law.

        "Equal Pay Act" means the Equal Pay Act of 1963.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "FLSA" means the Fair Labor Standards Act.

        "FMLA" means the Family and Medical Leave Act.

        "GAAP" means United States generally accepted accounting principles.

        "Government Official" means any officer or employee of a Governmental Entity, including state-owned Entities, or of a public organization or any Person acting in an official capacity for or on behalf of any Governmental Entity or public organization.

        "Governmental Entity" means any federal, domestic, territorial, state or local governmental authority of any nature (including any government and any governmental agency, instrumentality, tribunal or commission, or any subdivision, department or branch of any of the foregoing) or body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

        "Hazardous Materials" means all substances, materials or wastes that are defined or classified or regulated as hazardous, toxic, explosive or radioactive, as pollutants or contaminants, or any other terms of similar meaning, under Environmental Law, including petroleum or petroleum distillates, asbestos, radon, and polychlorinated biphenyls.

        "Indebtedness" means, with respect to any Person, without duplication, all (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by notes, debentures or similar instruments, (c) obligations of such Person under leases required to be treated as capitalized leases in accordance with GAAP, (d) obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction to the extent such letters of credit, banker's acceptances or similar credit transactions have been drawn upon, (e) net obligations of such Person in respect of interest rate, currency and other swaps, hedges or similar arrangements, (f) obligations of such Person to guarantee any of the foregoing types of payment obligations on behalf of any other Person and (g) all outstanding prepayment premium obligations of such Person, if any, and accrued interest, fees and expenses related to any of the items set forth in clauses (a) through (e); provided that, for clarification, Indebtedness shall not include "trade debt" or "trade payables." Notwithstanding the foregoing, Indebtedness does not include any intercompany obligations between or among the Acquired Companies or the Parent Companies, as applicable.

        "Intellectual Property Assets" means any and all of the following, as they exist throughout the world: (a) patents and patent applications of any kind (collectively, "Patents"); (b) rights in registered and unregistered trademarks, service marks, trade names, logos and Internet domain names, and registrations and applications for registration of any of the foregoing (collectively, "Marks");

(c) copyrights in both published and unpublished works, and all copyright registrations and applications (collectively, "Copyrights"); (d) rights under applicable trade secret Law in any information, including inventions, discoveries and invention disclosures (whether or not patented), compilations, programs, methods, strategies, techniques and processes, in each case that derives independent economic value, actual or potential, from not being generally known or readily ascertainable by others who can obtain economic value from its disclosure or use; and (e) any and all other intellectual property rights under applicable Law.

        "IRS" means the Internal Revenue Service.

        "Knowledge of Parent", or "to Parent's Knowledge", whether or not capitalized, or any similar expression used with respect to Parent, means the actual knowledge of Parent's Chief Executive Officer, Chief Financial Officer or Chief Investment Officer.

        "Knowledge of the Company", or "to the Company's Knowledge", whether or not capitalized, or any similar expression used with respect to the Company, means the actual knowledge of the Company's Chief Executive Officer, Chief Financial Officer or Chief Operating Officer.

        "Law" shall mean any federal, state, local or foreign statute, law, regulation, requirement, interpretation, Permit, license, approval, authorization, decision, directive, decree, rule, ruling, Order, ordinance, code, policy or rule of common law of any Governmental Entity, including any judicial or administrative interpretation thereof.

        "Legal Proceeding" means any lawsuit, court action, arbitration or other proceeding.

        "Liabilities" means any and all debts, liabilities and obligations of any nature whatsoever, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law, those arising under any Contract or undertaking and those arising as a result of any act or omission.

        "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance, right of first refusal, preemptive right, community property right or other similar adverse restriction in respect of such property or asset.

        "made available to Parent" means that such information, document or material was: (a) publicly available on the SEC EDGAR database prior to the execution of this Agreement; (b) delivered to Parent or Parent's Representatives via electronic mail or in hard copy form prior to the execution of this Agreement; or (c) made available for review by Parent or Parent's Representatives prior to 8:00 p.m. Eastern time on the day prior to the date of this Agreement in the virtual data room maintained by the Company in connection with the Mergers.

        "made available to the Company" means that such information, document or material was: (a) publicly available on the SEC EDGAR database prior to the execution of this Agreement; (b) delivered to the Company or the Company's Representatives via electronic mail or in hard copy form prior to the execution of this Agreement; or (c) made available for review by the Company or the Company's Representatives prior to 8:00 p.m. Eastern time on the day prior to the date of this Agreement in the virtual data room maintained by Parent in connection with the Mergers.

        "Material Company Lease" means any lease, sublease or occupancy agreement of real property (other than Company Ground Leases) under which any of the Acquired Companies is the tenant or subtenant or serves in a similar capacity, (a) providing for annual rentals of $250,000 or more or (b) demising more than 5,000 square feet of space, in each case other than agreements exclusively among the Acquired Companies.

        "Material Company Space Lease" means any lease, sublease, license or occupancy agreement of real property (other than Company Ground Leases) under which any of the Acquired Companies is the landlord or sub-landlord or serves in a similar capacity, (a) providing for annual rentals of $250,000 or more or (b) demising more than 5,000 square feet of space, in each case other than agreements exclusively among the Acquired Companies.

        "Material Parent Lease" means any lease, sublease or occupancy agreement of real property (other than Parent Ground Leases) under which any of the Parent Companies is the tenant or subtenant or serves in a similar capacity, (a) providing for annual rentals of $250,000 or more or (b) demising more than 5,000 square feet of space, in each case other than agreements exclusively among the Parent Companies.

        "Material Parent Space Lease" means any lease, sublease, license or occupancy agreement of real property (other than Parent Ground Leases) under which any of the Parent Companies is the landlord or sub-landlord or serves in a similar capacity, (a) providing for annual rentals of $250,000 or more or (b) demising more than 5,000 square feet of space, in each case other than agreements exclusively among the Parent Companies.

        "Most Recent Company Balance Sheet" means the consolidated balance sheet of the Acquired Companies as of June 30, 2018, and the footnotes thereto, set forth in the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2018.

        "Most Recent Parent Balance Sheet" means the consolidated balance sheet of the Parent Companies as of June 30, 2018, and the footnotes thereto, set forth in Parent's quarterly report on Form 10-Q for the quarterly period ended June 30, 2018.

        "NYSE" means the New York Stock Exchange.

        "Operating Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of April 29, 1998, among the Company and the other partners named therein, as amended by the First Amendment thereto, dated as of March 6, 2002, the Second Amendment thereto, dated as of September 30, 2003, the Third Amendment thereto, dated as of August 31, 2005, the Fourth Amendment thereto, dated as of August 22, 2005, the Fifth Amendment thereto, dated as of February 8, 2006, the Sixth Amendment thereto, dated November 17, 2006, the Seventh Amendment thereto, dated November 17, 2006, the Eighth Amendment thereto, dated April 15, 2009, the Ninth Amendment thereto, dated January 24, 2011, the Tenth Amendment thereto, dated March 4, 2013 and the Eleventh Amendment thereto, dated May 25, 2016.

        "Operating Partnership Common Unit" shall mean a limited partnership interest in the Operating Partnership designated as a "Partnership Unit" under the Operating Partnership Agreement.

        "Operating Partnership Preferred Units" means the Operating Partnership Series I Preferred Units and the Operating Partnership Series J Preferred Units.

        "Operating Partnership Series I Preferred Unit" means a limited partnership interest in the Operating Partnership designated as a "6.375% Series I Cumulative Redeemable Preferred Unit" under the Operating Partnership Agreement.

        "Operating Partnership Series J Preferred Unit" means a limited partnership interest in the Operating Partnership designated as a "6.3% Series J Cumulative Redeemable Preferred Unit" under the Operating Partnership Agreement.

        "Operating Partnership Units" means the Operating Partnership Common Units and the Operating Partnership Preferred Units.

        "Order" means any writ, judgment, injunction, consent, order, decree, stipulation, award or executive order of or by any Governmental Entity.

        "Organizational Documents" means, with respect to any Entity, (a) if such Entity is a corporation, such Entity's certificate or articles of incorporation, by-laws and similar organizational documents, as amended and in effect on the date hereof, (b) if such Entity is a limited liability company, such Entity's certificate or articles of formation and operating agreement, as amended and in effect on the date hereof, (c) if such Entity is a trust, such Entity's declaration of trust, by-laws and similar organizational documents, as amended and in effect on the date hereof, and (d) if such Entity is a limited partnership, such Entity's certificate of limited partnership, partnership agreement and similar organizational documents, as amended and in effect on the date hereof.

        "Parent Benefit Plan" means each "employee benefit plan", as defined in Section 3(3) of ERISA, and each other benefit arrangement, including share bonus, share purchase, share option, restricted shares, share appreciation right or other equity or equity-based, deferred-compensation, employment, consulting, retirement, welfare-benefit, bonus, incentive, commission, change in control, retention, severance, separation, vacation, paid time off, or fringe benefit or other benefit or compensation plan, policy, program, Contract, arrangement or agreement sponsored, maintained or contributed or required to be contributed to by the Parent Companies or any Parent ERISA Affiliate or with respect to which any Parent Company or any Parent ERISA Affiliate has any Liability.

        "Parent Board" means the board of trustees of Parent.

        "Parent Companies" means Parent and each of its Subsidiaries, including, for the avoidance of doubt, Parent OP, Merger Sub and Merger OP, collectively.

        "Parent Compensatory Award" means each award under the Parent Equity Plan.

        "Parent Declaration of Trust" means Parent's declaration of trust (including all articles of amendment and articles supplementary).

        "Parent Equity Plan" means the Parent's 2009 Equity Incentive Plan, as amended and restated effective July 10, 2012, as amended by Amendment No. 1 to the Parent's 2009 Equity Incentive Plan, effective July 7, 2016, and as amended by Amendment No. 2 to the Parent's 2009 Equity Incentive Plan, effective February 15, 2017, as it may be amended from time to time.

        "Parent ERISA Affiliate" means any Entity, trade or business (whether or not incorporated) that is considered a single employer together with Parent or any ERISA Affiliate under ERISA Section 4001(b) or Code Section 414.

        "Parent Franchise Agreement Documents" means any franchise, trademark or license agreement entered into by any of the Parent Companies pursuant to which any Parent Real Property is flagged under a hotel brand owned by any Third Party (each a "Parent Franchise Company"), and each amendment, guarantee, license (whether with the Parent Franchise Company or any Affiliate thereof) or other Contract related to such franchise agreement and entered into by any of the Parent Companies, in each case that are material to any Parent Real Property.

        "Parent Intellectual Property Assets" means all Intellectual Property Assets owned by the Parent Companies.

        "Parent Management Agreement Documents" means the management agreements entered into by any of the Parent Companies pursuant to which any Third Party manages or operates any Parent Real Property (each a "Parent Management Company") on behalf of any of the Parent Companies and each amendment, guarantee, license or franchise agreement (whether with the Parent Management Company or any Affiliate thereof) or other Contracts related to such management agreements and entered into by any of the Parent Companies, in each case that are material to any Parent Real Property.

        "Parent Material Adverse Effect" means, with respect to the Parent Parties, any Effect that has had or would reasonably be expected to have a material adverse effect on (I) the business, financial condition, assets, properties or results of operations of the Parent Companies, taken as a whole, or (II) the ability of the Parent Parties to timely consummate the Mergers prior to the End Date; provided that, for purposes of clause (I), in no event shall any of the following Effects, alone or in combination, or any Effect to the extent any of the foregoing results from any of the following, be taken into account in determining whether there shall have occurred a Parent Material Adverse Effect: (i) changes in Parent's share price or trading volume; (ii) any failure by Parent to meet, or changes to, published revenue, earnings or other financial projections, or any failure by Parent to meet any internal budgets, plans or forecasts of revenue, earnings or other financial projections, in and of itself (provided, that the exception in this clause (ii) and in clause (i) shall not in any way prevent or otherwise affect a determination that any Effect underlying such failures has resulted in, or contributed to, a Parent Material Adverse Effect); (iii) changes in general business, economic or political conditions in the United States or any other country or region in the world; (iv) conditions in the financial, credit, banking, capital or currency markets in the United States or any other country or region in the world, or changes therein, including (A) changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries and (B) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world; (v) changes in conditions in the industries in which the Parent Companies conduct business, including changes in conditions in the real estate industry generally or the lodging industry generally; (vi) changes in political conditions in the United States or any other country or region in the world; (vii) acts of hostilities, war, sabotage or terrorism, including cyber-terrorism (including any outbreak, escalation or general worsening of any such acts) in the United States or any other country or region in the world; (viii) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural or man-made disasters or acts of God or weather conditions in the United States or any other country or region in the world, or any escalation of the foregoing; (ix) the entry into or the announcement, pendency or performance of this Agreement or the Transactions or the consummation of any Transactions, including (A) the identity of Parent and its Affiliates, (B) by reason of any communication by Parent or any of its Affiliates regarding the plans or intentions of Parent with respect to the conduct of the business of the Parent Companies following the Closing, (C) the failure to obtain any Third Party consent in connection with the Transactions, and (D) the impact of any of the foregoing on any relationships, contractual or otherwise, with customers, franchisors, managers, lenders, suppliers, vendors, business partners, employees or any other Persons; (x) (A) any action taken, or failure to take action, in each case to which Parent has in writing expressly approved, consented to or requested, (B) the taking of any action expressly required by this Agreement or (C) the failure to take any action expressly prohibited by this Agreement; (xi) changes in Law, regulation or other legal or regulatory conditions (or the interpretation thereof); (xii) changes in GAAP or other accounting standards (or the interpretation thereof); and (xiii) any claim or Legal Proceeding asserted or commenced by or on behalf of any of the current or former shareholders or equityholders of Parent or any Subsidiary of Parent (or on behalf of Parent or any Subsidiary of Parent, but in any event only in their capacities as current or former shareholders or equityholders) arising out of this Agreement or the Mergers; provided that, in each of the foregoing clauses (iii), (iv), (v), (vi), (vii), (viii), (xi) and (xii), such Effects referred to therein may be taken into account to the extent that Parent is disproportionally affected relative to other companies in the United States in the industry in which the Parent Companies operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a Parent Material Adverse Effect; provided, further, that clause (ix) shall not apply to the use of Parent Material Adverse Effect in Section 4.18 (or Section 6.3(a) as it relates to Section 4.18).

        "Parent OP Agreement" means the Second Amended and Restated Agreement of Limited Partnership of Parent OP, dated as of December 13, 2013, as amended by the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Parent OP, dated as of

September 30, 2014, and as amended by the Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Parent OP, dated as of June 8, 2016, as it may be amended from time to time.

        "Parent OP Common Unit" shall mean a limited partnership interest in Parent OP designated as a "Common Unit" under the Parent OP Agreement.

        "Parent OP Preferred Units" means the Parent OP Series C Preferred Units, the Parent OP Series D Preferred Units, the Parent OP Series E Preferred Units and the Parent OP Series F Preferred Units.

        "Parent OP Series C Preferred Unit" means a limited partnership interest in Parent OP designated as a "6.50% Series C Cumulative Redeemable Preferred Unit" under the Parent OP Agreement.

        "Parent OP Series D Preferred Unit" means a limited partnership interest in Parent OP designated as a "6.375% Series D Cumulative Redeemable Preferred Unit" under the Parent OP Agreement.

        "Parent OP Series E Preferred Unit" means a limited partnership interest in Parent OP to be designated as a "6.375% Series E Cumulative Redeemable Preferred Unit" under the Parent OP Agreement, as amended in accordance with Section 5.23.

        "Parent OP Series F Preferred Unit" means a limited partnership interest in Parent OP to be designated as a "6.3% Series F Cumulative Redeemable Preferred Unit" under the Parent OP Agreement, as amended in accordance with Section 5.23.

        "Parent OP Units" means the Parent OP Common Units and the Parent OP Preferred Units.

        "Parent Permitted Liens" means (i) Liens disclosed on the Most Recent Parent Balance Sheet, (ii) Liens for Taxes, assessments and other governmental levies, fees or charges that are not due and payable as of the Closing Date, or that are being contested in good faith and for which appropriate reserves have been established in accordance with GAAP, (iii) statutory landlord's, mechanic's, carrier's, workmen's, repairmen's or other similar Liens arising or incurred in the ordinary course of business that are not due and payable as of the Closing Date, or that are being contested in good faith and for which appropriate reserves have been established in accordance with GAAP, the existence of which does not, and would not reasonably be expected to, materially interfere with the present use of any of the Parent Real Property subject thereto or affected thereby, and do not otherwise have a Parent Material Adverse Effect, (iv) zoning, building codes and other land use Law regulating the use or occupancy of real property or the activities conducted thereon that are imposed by any Governmental Entity having jurisdiction over such real property that are not violated by the current use or occupancy of real property or the operation of the business thereon or which do not, and would not reasonably be expected to, materially impair the marketability, value or use and enjoyment of such real property, (v) conditions, covenants, restrictions, easements and reservations of rights, including rights of way, for sewers, electric lines, telegraph and telephone lines and other similar purposes, and affecting the fee title to any real property owned or leased by Parent which are disclosed on existing title reports or existing surveys or which would be shown on current title report or current surveys performed by Parent as of the date hereof and the existence of which does not, and would not reasonably be expected to, materially impair the marketability, value or use and enjoyment of such real property, (vi) Liens imposed by Law, (vii) rights of tenants or other parties in possession, without any right of first refusal, right of first offer or other option to purchase any Parent Real Property (or any portion thereof), (viii) title to any portion of any owned or leased real property lying within the boundary of any public or private road, easement or right of way and (ix) deposits or pledges to secure the payment of workers' compensation, unemployment insurance, social security benefits or obligations arising under similar Laws, or to secure the performance of public or statutory obligations, surety or appeal bonds, and other obligations of a like nature, in each case in the ordinary course of business and which are not yet due and payable.

        "Parent Preferred Shares" means, collectively, the Parent Series C Preferred Shares, the Parent Series D Preferred Shares, the Parent Series E Preferred Shares and the Parent Series F Preferred Shares.

        "Parent Prior Sale Agreements" means any purchase or sale Contract relating to any real property or leasehold interest in any Parent Ground Lease conveyed, transferred, assigned or otherwise disposed of by Parent or any of its Subsidiaries since January 1, 2014, except for easements and similar interests.

        "Parent Real Property" means, collectively, the Parent Owned Real Property and the Parent Ground Leased Real Property.

        "Parent Series C Preferred Shares" means the 6.50% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share, of Parent.

        "Parent Series D Preferred Shares" means the 6.375% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share, of Parent.

        "Parent Series E Preferred Shares" means the 6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share, of Parent, with the terms of the Parent Series E Preferred Shares set forth in the articles supplementary substantially in the form set forth in Exhibit C-1, having the rights, preferences, privileges and voting powers materially unchanged from those of the Company Series I Preferred Shares immediately prior to the Company Merger.

        "Parent Series F Preferred Shares" means the 6.3% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share, of Parent, with the terms of the Parent Series F Preferred Shares set forth in the articles supplementary substantially in the form set forth in Exhibit C-2, having the rights, preferences, privileges and voting powers materially unchanged from those of the Company Series J Preferred Shares immediately prior to the Company Merger.

        "Parent Shareholders Meeting" means the meeting of Parent's shareholders for the purpose of seeking the Parent Shareholder Approval, including any postponement or adjournment thereof.

        "Parent Tax Protection Agreements" means any Contract to which Parent or a Subsidiary of Parent is a party pursuant to which: (a) any Liability to holders of equity of a Subsidiary of Parent (including holders of Parent OP Units) relating to Taxes may arise and give rise to an indemnity obligation by Parent or any Subsidiary of Parent, whether or not as a result of the consummation of the transactions contemplated by this Agreement; (b) in connection with the deferral of income Taxes of a holder of equity of a Parent Subsidiary (including holders of Parent OP Units), Parent or any of the Parent Subsidiaries have agreed to (i) maintain a minimum level of debt or continue a particular debt or allow a partner or member to guarantee any debt, (ii) retain or not dispose of assets for a period of time that has not since expired, (iii) make or refrain from making Tax elections, (iv) operate (or refrain from operating) in a particular manner, (v) only dispose of assets in a particular manner, (vi) use (or refrain from using) a specific method of taking into account book tax disparities under Section 704(c) of the Code with respect to one or more properties, and/or (vii) use (or refrain from using) a particular method of allocating one or more liabilities of such party or any of its direct or indirect subsidiaries under Section 752 of the Code; or (c) limited partners of Parent OP have guaranteed debt of Parent OP.

        "Parent Termination Fee" means an amount equal to $81,000,000.

        "Parent Transfer Right" means, with respect to Parent or any Parent Company, a buy/sell, put option, call option, option to purchase, a marketing right, a forced sale, tag or drag right or a right of first offer, right of first refusal or right that is similar to any of the foregoing, pursuant to the terms of which Parent or any Parent Company, on the one hand, or another Person, on the other hand, could be required to purchase or sell the applicable equity interests of any Person or any real property.

        "Pre-Signing Date Parent Common Share Price" means the mean of the high and low selling prices of a share of Parent Common Shares determined by reference to the mean of the high and low selling prices of a share of Parent Common Shares on the New York Stock Exchange on the last business day before the date of this Agreement, as reported by Bloomberg (or if not so reported, as reported by such other reporting service as is reasonably agreed to by the parties).

        "Person" means any individual, corporation, partnership (general or limited), limited liability company, limited liability partnership, trust, joint venture, joint stock company, syndicate, association, Entity, unincorporated organization or government, or any political subdivision, agency or instrumentality thereof.

        "Representatives" means, with respect to any Person, the trustees, directors, officers, employees, agents, financial advisors, attorneys, accountants, consultants, agents and other authorized representatives of such Person, acting in such capacity.

        "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002.

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Service Contract Act" means the McNamara—O'Hara Service Contract Act of 1965.

        "Subsidiary" of any Person means any corporation, partnership, limited liability company, joint venture or other legal Entity (i) of which such Person (either directly or through or together with another Subsidiary of such Person) owns more than 50% of the voting interests or value of such corporation, partnership, limited liability company, joint venture or other legal Entity, or (ii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person.

        "Subsidiary REIT" means any Subsidiary that for the applicable period has filed an election under Code Section 856(c) to be taxed as a REIT or otherwise intended (or intends) to qualify as a REIT for the applicable period.

        "Superior Proposal" means a bona fide written Acquisition Proposal (with all of the references to twenty percent (20%) included in the definition of Acquisition Proposal increased to fifty percent (50%)) that: (i) includes a proposed Alternative Acquisition Agreement with respect thereto or confirms in writing that any purchase agreement in connection therewith will be on substantially the same terms as this Agreement, and is not withdrawn; (ii) is made by a Third Party that did not result from a breach of Section 5.3; (iii) is on terms that the Company Board (or a committee thereof) determines in good faith, after consultation with the Company's financial advisor and outside legal counsel, would result, if consummated, in a transaction that is more favorable to the holders of Company Common Shares (solely in their capacity as such) from a financial point of view than the Mergers, taking into consideration, among other things, all of the terms and conditions of such Acquisition Proposal and this Agreement (including any revisions to the terms of this Agreement proposed by Parent in writing prior to the time of such determination as set forth in Section 5.3(d)), and (iv) is reasonably likely to be completed in accordance with its terms, in each case taking into account all legal, financial, financing, regulatory approvals, conditionality, identity of the Third Party making the Acquisition Proposal, certainty and likelihood of closing, breakup fee provisions and other aspects of such Acquisition Proposal and this Agreement that the Company Board (or a committee thereof) deems relevant (including any revisions to the terms of this Agreement proposed by Parent in writing prior to the time of such determination as set forth in Section 5.3(d)).

        "Tax" (and, with correlative meaning, "Taxes") means any federal, state, local or foreign income, gross receipts, property, sales, use, license, franchise, employment, payroll, severance, stamp, occupation, windfall profits, profits, environmental, customs, duties, capital stock, social security (or similar, including FICA), unemployment, disability, real property, personal property, sales, use, estimated, premium, withholding, alternative or added minimum, ad valorem, transfer or excise tax, or any other tax of any kind or any charge of any kind in the nature of (or similar to) taxes whatsoever, together with any interest or penalty or addition thereto, whether disputed or not, imposed by any taxing authority, and including any obligations to indemnify or otherwise assume or succeed to the tax Liability of another Person.

        "Tax Return" means any return, report, document, declaration or similar statement required to be filed with respect to any Tax (including any attached schedules), including any information return, claim for refund, amended return or declaration of estimated Tax.

        "Third Party" means any Person or group (as defined in Section 13(d)(3) of the Exchange Act) other than the Company Parties, the Parent Parties or any Affiliates thereof.

        "Transaction Litigation" means any claim or Legal Proceeding (including any class action or derivative litigation) asserted or commenced by, on behalf of or in the name of, against or otherwise involving any of the Company Parties, the Parent Parties, the Company Board, the Parent Board, any committees thereof and/or any of the Company's or Parent's trustees or officers relating directly or indirectly to this Agreement or the Blackstone Merger Agreement, the Mergers or any of the Transactions or disclosures of a party relating to the Transactions (including any such claim or Legal Proceeding based on allegations that the parties' entry into this Agreement or the terms and conditions of this Agreement or the Blackstone Merger Agreement or any of the Transactions constituted a breach of the fiduciary duties of any trustee or officer of any party).

        "Transactions" means the transactions contemplated by this Agreement, including the Mergers.

        "VWAP of Parent Common Shares" means the volume weighted average price of Parent Common Shares for a five (5) trading day period, starting with the opening of trading on the first trading day of such period to the closing of the second to last trading day prior to the Closing Date, as reported by Bloomberg.

        "Walsh Healey Act" means the Walsh-Healey Act of 1936.

        "WARN Act" means the United States Worker Adjustment and Retraining Notification Act, as amended, or any state or local Law requiring advance notice of termination to employees.

          (b)   Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Alternative Acquisition Agreement	Section 5.3(c)
Alternative Financing	Section 5.13(c)
Alternative Financing Commitments	Section 5.13(c)
Articles of Merger	Section 2.3(b)
Bankruptcy and Equity Exception	Section 3.8(c)
Cash Consideration	Section 2.5(a)
Cash Election	Section 2.6(b)
Cash Election Shares	Section 2.6(b)
Certificate	Section 2.9(b)
Change in Recommendation	Section 5.3(c)
Chosen Courts	Section 8.5
Citigroup	Section 3.20

Term	Section
Closing	Section 2.3(a)
Closing Date	Section 2.3(a)
Closing Dividend Date	Section 5.16(d)
Common Share Consideration	Section 2.5(a)
Company	Preamble
Company Board	Recitals
Company Board Recommendation	Section 3.16(a)
Company Capital Shares	Section 3.3(a)
Company Capitalization Date	Section 3.3(a)
Company Common Shares	Recitals
Company Distribution	Section 5.16(a)
Company Ground Lease	Section 3.6(b)
Company Ground Leased Real Property	Section 3.6(b)
Company Management Company Employee	Section 3.13(a)
Company Material Contract	Section 3.8(c)
Company Merger	Recitals
Company Merger Effective Time	Section 2.3(b)
Company Owned Real Property	Section 3.6(a)
Company Parties	Preamble
Company Permits	Section 3.9(a)
Company Preferred Shares	Recitals
Company Record Date	Section 2.6
Company Restricted Shares	Section 2.10(a)
Company SEC Documents	Section 3.4(a)
Company Series I Preferred Shares	Recitals
Company Series J Preferred Shares	Recitals
Company Shareholder Approval	Section 3.16(a)
Company Third Party IP Rights	Section 3.14(b)(iii)
Continuing Employee	Section 5.9(a)
Current Premium	Section 5.10(a)
Debt Financing	Section 4.24
Debt Financing Commitment	Section 4.24
Debt Financing Documents	Section 5.13(a)
Deferred Share Award	Section 2.10(c)
DLA Piper	Section 5.17(g)
DRULPA	Recitals
DSOS	Section 2.3(c)
Election	Section 2.6(b)
Election Deadline	Section 2.6(c)
Election Form	Section 2.6(a)
End Date	Section 7.1(b)
Exchange Agent	Section 2.9(a)
Exchange Agent Agreement	Section 2.9(a)
Exchange Fund	Section 2.9(a)
Exchange Ratio	Section 2.5(a)
Excluded Shares	Section 2.5(a)
FCPA	Section 3.9(c)
Financing Activities	Section 5.13(d)
Form S-4	Section 3.18
Fractional Share Consideration	Section 2.5(a)

Term	Section
Goldman Sachs	Section 3.20
Goodwin	Section 5.17(g)
Hunton	Section 5.17(g)
Indemnified Party	Section 5.10(b)
Indemnified Party Proceeding	Section 5.10(b)
Joint Proxy Statement	Section 3.18
Mailing Date	Section 2.6(a)
Maximum Cash Shares	Section 2.7(a)
MD LLC Act	Recitals
Merger Cash Proration Factor	Section 2.7(b)(i)
Merger Consideration	Section 2.5(a)
Merger OP	Preamble
Merger OP GP	Recitals
Merger Sub	Preamble
Mergers	Recitals
Merrill Lynch	Section 4.20
MGCL	Section 3.23
Minority Limited Partner	Section 2.8(a)
MRL	Recitals
New Parent OP Common Units	Section 2.8(a)
Operating Partnership	Preamble
Operating Partnership Common Units	Recitals
Parent	Preamble
Parent-Approved Transaction	Section 5.15(a)
Parent Board Recommendation	Section 4.16(a)
Parent Capital Shares	Section 4.3(a)
Parent Capitalization Date	Section 4.3(a)
Parent Common Quarterly Dividend	Section 5.2(b)
Parent Common Shares	Section 2.5(a)
Parent Ground Lease	Section 4.6(b)
Parent Ground Leased Real Property	Section 4.6(b)
Parent Management Company Employee	Section 4.13(a)
Parent Material Contract	Section 4.8(c)
Parent OP	Preamble
Parent Owned Real Property	Section 4.6(a)
Parent Parties	Preamble
Parent Permits	Section 4.9(a)
Parent SEC Documents	Section 4.4(a)
Parent Share Issuance	Recitals
Parent Shareholder Approval	Section 4.16(a)
Parent Third Party IP Rights	Section 4.14(b)(iii)
Partnership Merger	Recitals
Partnership Merger Certificate	Section 2.3(c)
Partnership Merger Effective Time	Section 2.3(c)
Performance Award	Section 2.10(b)
Permit	Section 3.9(a)
Preferred Merger Consideration	Section 2.5(b)(ii)
QRS	Section 3.11(b)
Qualifying Income	Section 7.4(a)
Raymond James	Section 4.19

Term	Section
Registered Company Intellectual Property Assets	Section 3.14(a)
Registered Parent Intellectual Property Assets	Section 4.14(a)
REIT	Section 3.11(b)
Restricted Commitment Amendments	Section 5.13(a)
SDAT	Section 2.3(b)
Series I Preferred Share Merger Consideration	Section 2.5(b)(i)
Series J Preferred Share Merger Consideration	Section 2.5(b)(ii)
Share Election	Section 2.6(b)
Share Election Shares	Section 2.6(b)
Specified Agreements	Section 5.9(c)
Superior Proposal Notice	Section 5.3(d)
Surviving Entity	Section 2.1(a)
Surviving Partnership	Section 2.1(b)
Takeover Statutes	Section 3.23
Transfer Taxes	Section 5.17(c)
TRS	Section 3.11(b)

        Section 1.2    Other Definitional and Interpretative Provisions.     The words "hereof," "herein" and "hereunder" and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Parts, Exhibits and Schedules are to Articles, Sections, Parts, Exhibits and Schedules of this Agreement unless otherwise specified. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation," whether or not they are in fact followed by those words or words of like import. The word "or" is not exclusive, except when used together with the word "either" or otherwise for the purpose of identifying mutually exclusive alternatives. "Writing," "written" and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References to any statute are to that statute and to the rules and regulations promulgated thereunder, in each case as amended from time to time. References to "$" and "dollars" are to the currency of the United States. Accounting terms used, but not specifically defined, in this Agreement shall be construed in accordance with GAAP. References from or through any date shall mean, unless otherwise specified, from and including or through and including, respectively. All references to "days" shall be to calendar days unless otherwise indicated as a "Business Day." Except as otherwise specifically indicated, for purposes of measuring the beginning and ending of time periods in this Agreement (including for purposes of "Business Day" and for hours in a day or Business Day), the time at which a thing, occurrence or event shall begin or end shall be deemed to occur in the Eastern time zone of the United States. Except as otherwise specifically indicated, references to "party" or "parties" shall be to a party or parties to this Agreement.

ARTICLE 2
THE MERGERS

        Section 2.1    The Mergers.

          (a)   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the MRL and the MD LLC Act, at the Company Merger Effective Time, the Company shall be merged with and into Merger Sub, and the separate existence of the Company shall thereupon cease. Merger Sub will continue as the surviving Entity (the "Surviving Entity") in the Company Merger.

          (b)   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DRULPA, at the Partnership Merger Effective Time, Merger OP shall be merged with and into the Operating Partnership, and the separate existence of Merger OP shall thereupon cease. The Operating Partnership will continue as the surviving partnership (the "Surviving Partnership") in the Partnership Merger.

        Section 2.2    Effect of the Mergers.

          (a)   The Company Merger shall have the effects provided in this Agreement and as set forth in the MRL and the MD LLC Act. Without limiting the generality of the foregoing, and subject thereto, at the Company Merger Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Entity, and all debts, liabilities, duties and obligations of the Company and Merger Sub shall become the debts, liabilities, duties and obligations of the Surviving Entity.

          (b)   The Partnership Merger shall have the effects provided in this Agreement and as set forth in the DRULPA. Without limiting the generality of the foregoing, and subject thereto, at the Partnership Merger Effective Time, all the properties, rights, privileges, powers and franchises of the Operating Partnership and Merger OP shall vest in the Surviving Partnership, and all debts, liabilities, duties and obligations of the Operating Partnership and Merger OP shall become the debts, liabilities, duties and obligations of the Surviving Partnership.

        Section 2.3    Closing; Effective Times.

          (a)   The closing of the Mergers (the "Closing") shall take place at 12:00 p.m., Eastern time, as soon as practicable (and, in any event, within three (3) Business Days) following the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article 6 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of those conditions), at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY, 10018, unless another date, time or place is agreed to in writing by Parent and the Company. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date".

          (b)   Upon the terms and subject to the provisions of this Agreement, on the Closing Date and immediately following the Partnership Merger Effective Time, Merger Sub and the Company shall (i) duly execute and file articles of merger (the "Articles of Merger") with the State Department of Assessments and Taxation of Maryland ("SDAT") in accordance with the Laws of the State of Maryland and (ii) make any other filings, recordings or publications required to be made by the Company or Merger Sub in connection with the Company Merger. The Company Merger shall become effective after the Partnership Merger Effective Time on the date and time at which the Articles of Merger have been filed with, and accepted for record by, the SDAT or at such other date and time as is agreed between the parties hereto and specified in the Articles of Merger (such date and time being hereinafter referred to as the "Company Merger Effective Time"). The parties shall cause the Company Merger Effective Time to occur immediately after the Partnership Merger Effective Time.

          (c)   As soon as practicable on the Closing Date, Merger OP and the Operating Partnership will (i) cause a certificate of merger (the "Partnership Merger Certificate") to be executed, acknowledged and filed with the Delaware Secretary of State (the "DSOS") in accordance with the DRULPA, and (ii) make any other filings, recordings or publications required to be made by the Operating Partnership or Merger OP in connection with the Partnership Merger. The Partnership Merger shall become effective on the date and time at which the Partnership Merger Certificate has been duly filed with, and accepted for record by, the DSOS, or at such other date and time agreed between the parties and specified in the Partnership Merger Certificate (the "Partnership Merger Effective Time"). The parties shall cause the Partnership Merger Effective Time to occur immediately prior to the Company Merger Effective Time.

          (d)   Unless otherwise agreed, the parties shall cause the Company Merger Effective Time and the Partnership Merger Effective Time to occur on the Closing Date.

        Section 2.4    Organizational Documents.

          (a)   At the Company Merger Effective Time, unless otherwise jointly determined by Parent and the Company prior to the Company Merger Effective Time:

              (i)  subject to Section 5.10, the articles of organization and limited liability company agreement of Merger Sub, as in effect immediately prior to the Company Merger Effective Time, shall be the articles of organization and limited liability company agreement of the Surviving Entity, until thereafter amended in accordance with applicable Law and the applicable provisions of such articles of organization and limited liability company agreement; and

             (ii)  from and after the Company Merger Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable Law, (A) the managing members of Merger Sub immediately prior to the Company Merger Effective Time shall be the managing members of the Surviving Entity and (B) the officers of Merger Sub immediately prior to the Company Merger Effective Time shall be the officers of the Surviving Entity.

          (b)   The Operating Partnership Agreement, as in effect immediately prior to the Partnership Merger Effective Time (such amended and restated limited partnership agreement to be in the form attached as Exhibit A) shall be the limited partnership agreement of the Surviving Partnership immediately following the Partnership Merger Effective Time, until thereafter amended in accordance with the provisions thereof and in accordance with applicable Law, subject to Section 5.10.

        Section 2.5    Merger Consideration; Effect on Shares.

          (a)   At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of the holders of any securities of the Company or Merger Sub, each Company Common Share issued and outstanding immediately prior to the Company Merger Effective Time (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) (other than Company Common Shares to be cancelled and retired or converted in accordance with Section 2.5(d) or Section 2.5(e) (collectively, "Excluded Shares")) shall be converted into the right to receive, at the election of the holder pursuant to Section 2.6, and subject to Section 2.7: (i) 0.92 (the "Exchange Ratio") validly issued, fully paid and nonassessable common shares of beneficial interest (the "Common Share Consideration"), $0.01 par value per share, of Parent (the "Parent Common Shares"); or (ii) $37.80 in cash (the "Cash Consideration"), subject to adjustment as provided in Section 2.5(f) and Section 5.16, and subject to any applicable withholding Tax (collectively, the "Merger Consideration"). From and after the Company Merger Effective Time, all such Company Common Shares shall no longer be outstanding and shall automatically be cancelled and shall no longer exist, and each holder of such Company Common Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor upon the surrender of such Company Common Shares in accordance with Section 2.9, including the right to receive, pursuant to Section 2.9, cash in lieu of fractional Parent Common Shares, if any, into which such Company Common Shares have been converted pursuant to this Section 2.5(a) (the "Fractional Share Consideration"), together with the amounts, if any, payable pursuant to Section 2.9(f). Subject to Section 5.24, the issuance of the Merger Consideration shall be subject to the restrictions on ownership and transfer set forth in the Parent Declaration of Trust.

          (b)   At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any holder thereof.

              (i)  each Company Series I Preferred Share issued and outstanding immediately prior to the Company Merger Effective Time shall automatically be converted into the right to receive one (1) Parent Series E Preferred Share (such share, the "Series I Preferred Share Merger Consideration"). All Company Series I Preferred Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of such Company Series I Preferred Shares shall cease to have any rights with respect to such Company Series I Preferred Shares other than the right to receive the Series I Preferred Share Merger Consideration in accordance with Section 2.9. Subject to Section 5.24, the issuance of the Series I Preferred Share Merger Consideration shall be subject to the restrictions on ownership and transfer set forth in the Parent Declaration of Trust; and

             (ii)  each Company Series J Preferred Share issued and outstanding immediately prior to the Company Merger Effective Time shall automatically be converted into the right to receive one (1) Parent Series F Preferred Share (such share, the "Series J Preferred Share Merger Consideration" and, together with the Series I Preferred Share Merger Consideration, the "Preferred Merger Consideration"). All Company Series J Preferred Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of such Company Series J Preferred Shares shall cease to have any rights with respect to such Company Series J Preferred Shares other than the right to receive the Series J Preferred Share Merger Consideration in accordance with Section 2.9. Subject to Section 5.24, the issuance of the Series J Preferred Share Merger Consideration shall be subject to the restrictions on ownership and transfer set forth in the Parent Declaration of Trust.

          (c)   Each membership interest of Merger Sub issued and outstanding immediately prior to the Company Merger Effective Time shall remain outstanding as a membership interest in the Surviving Entity and shall not be affected by the Company Merger.

          (d)   Any Company Common Shares held by the Company or by any direct or indirect Subsidiary of the Company immediately prior to the Company Merger Effective Time shall be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

          (e)   Any Company Common Shares held by the Parent Companies immediately prior to the Company Merger Effective Time shall be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange thereof.

          (f)    The Merger Consideration shall be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Company Common Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the number of Company Common Shares outstanding after the date hereof and prior to the Company Merger Effective Time. The Exchange Ratio shall be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the number of Parent Common Shares outstanding after the date hereof and prior to the Company Merger Effective Time. Nothing in this Section 2.5(f) shall be construed to permit the Company or Parent or any of their respective Subsidiaries to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement.

        Section 2.6    Election Procedures.     Each holder of record of Company Common Shares (other than Excluded Shares) issued and outstanding at the close of business on the record date for the Company Shareholders Meeting (the "Company Record Date") and each holder of Company Compensatory Awards on the Company Record Date shall have the right, subject to the limitations set forth in this Section 2.6 and the other provisions of Article 2, to submit an Election prior to the Election Deadline in accordance with the following procedures:

          (a)   Concurrently with the mailing of the Joint Proxy Statement (the "Mailing Date"), the Company shall cause an election form that is reasonably acceptable to Parent and the Exchange Agent (the "Election Form") (and which shall comply with this Section 2.6) to be mailed to the holders of Company Common Shares (other than Excluded Shares) and Company Compensatory Awards on the Company Record Date. Parent shall cause the Exchange Agent to make available one or more Election Forms as may reasonably be requested from time to time by any Person who is a record holder of Company Common Shares (other than Excluded Shares) on the Company Record Date. Holders of record of Company Common Shares (other than Excluded Shares) or holders of Company Compensatory Awards on the Company Record Date who hold such Company Common Shares as nominees, trustees or in other representative capacities may submit a separate Election Form before the Election Deadline with respect to each beneficial owner for whom such nominee, trustee or representative holds such Company Common Shares.

          (b)   Each Election Form shall permit the holder (or the beneficial owner through customary documentation and instructions) of Company Common Shares (other than Excluded Shares) and the holder of Company Compensatory Awards to specify the number of such holder's Company Common Shares (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) with respect to which such holder elects to receive (an "Election"): (i) the Cash Consideration (a "Cash Election" and such Company Common Shares (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) that are the subject of a Cash Election being referred to as "Cash Election Shares"); or (ii) the Common Share Consideration (a "Share Election" and such Company Common Shares (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) subject to a Share Election being referred to as "Share Election Shares"); provided, however, that an Election Form with respect to any Company Common Shares that become or are considered to be outstanding immediately prior to the Company Merger Effective Time pursuant to Section 2.10 may specify the percentage instead of the number of such holder's Company Common Shares that shall be Cash Election Shares and Share Election Shares. Each Election shall be subject to this Section 2.6 and Section 2.7. For the avoidance of doubt, the sum of the number of Cash Election Shares and the number of Share Election Shares must be equal to the number of Company Common Shares (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) held by the holder completing such Election Form.

          (c)   Any Election made pursuant to this Section 2.6 will have been properly made only if the Exchange Agent will have actually received by 5:00 p.m., on the Business Day immediately prior to the Company Shareholders Meeting (the "Election Deadline"), a properly completed Election Form, in the case of an Election in respect of any Company Common Shares evidenced by a certificate, together with the applicable certificate, and in the case of an Election in respect of any Company Common Shares that are in book-entry form, the holders shall have followed the instructions set forth in the Election Form. None of Parent, the Company or the Exchange Agent or any of their respective Affiliates will be under any obligation to notify any Person of any defect in an Election Form.

          (d)   Each Company Common Share (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) eligible to receive the Merger Consideration pursuant to Section 2.5(a) for which an Election is not properly made by the Election Deadline shall be deemed to have made a Share Election and shall only be entitled to receive the Common Share Consideration in accordance with Section 2.5(a) . The Exchange Agent shall, in its sole discretion, resolve any ambiguities about or in connection with any Election Form in favor of deeming that only a Share Election has been made. Subject to the provisions of the Exchange Agent Agreement, the Exchange Agent also shall make all computations as to the allocation and proration contemplated by Section 2.7, and absent manifest error any such computation shall be conclusive and binding on the holders of Company Common Shares (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10).

          (e)   Any Election Form may be revoked with respect to all or a portion of the Company Common Shares (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) subject thereto by the holder who submitted the applicable Election Form by proper written notice received by the Exchange Agent prior to the Election Deadline. If an Election Form is revoked, the Company Common Shares (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) to which such Election Form related shall be deemed to have made a Share Election unless a new Election Form is subsequently submitted by the holder prior to the Election Deadline. After an Election is validly made with respect to any Company Common Shares, any subsequent transfer of such Company Common Shares shall automatically revoke such Election. Notwithstanding anything to the contrary in this Agreement, all Elections shall be automatically deemed revoked upon receipt by the Exchange Agent of written notification from the Company or Parent that this Agreement has been terminated in accordance with Article 7.

          (f)    Parent and the Company shall publicly announce the anticipated Election Deadline at least three (3) Business Days prior to the anticipated Election Deadline. If the Company Shareholders Meeting is delayed to a subsequent date, the Election Deadline shall be similarly delayed to a subsequent date, and Parent and the Company shall promptly announce any such delay and, when determined, the rescheduled Election Deadline.

        Section 2.7    Proration.

          (a)   Notwithstanding any other provision contained in this Agreement, the Company Common Shares (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) eligible to receive the Cash Consideration pursuant to Section 2.5(a) shall be subject to proration as described in this Section 2.7. The maximum number of Company Common Shares (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) eligible to be converted into the right to receive the Cash Consideration pursuant to Section 2.5(a) (the "Maximum Cash Shares") shall be equal to thirty percent (30%) of the aggregate number of Company Common Shares issued and outstanding (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) as of immediately prior to the Company Merger Effective Time.

          (b)   Within three (3) Business Days after the Company Merger Effective Time, Parent shall cause the Exchange Agent to effect the allocation among the holders of Company Common Shares (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10, and other than Excluded Shares) of the rights to receive the Cash Consideration and the Common Share Consideration as follows:

              (i)  If the aggregate number of Cash Election Shares exceeds the number of Maximum Cash Shares, the number of Cash Election Shares designated by any holder of Company Common Shares (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10, and other than Excluded Shares) as a Cash Election shall be subject to pro rata reduction as follows: For each such Cash Election, the number of such holder's Company Common Shares (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) that shall be converted into the right to receive the Cash Consideration shall be (1) the number of such holder's Cash Election Shares (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) multiplied by (2) the Merger Cash Proration Factor, rounded down to the nearest Company Common Share. The "Merger Cash Proration Factor" means a fraction, the numerator of which shall be the Maximum Cash Shares and the denominator of which shall be the aggregate number of all Cash Election Shares. The Cash Election Shares that were not converted into the right to receive Cash Consideration in accordance with this Section 2.7(b) shall be converted into the right to receive the Common Share Consideration.

             (ii)  If the aggregate number of Cash Election Shares is less than or equal to the number of Maximum Cash Shares, then all Cash Election Shares shall be converted into the right to receive the Cash Consideration and each other Company Common Share (including the Company Common Shares that become or are considered to be outstanding pursuant to Section 2.10) eligible to receive the Merger Consideration pursuant to Section 2.5(a) shall be converted into the right to receive the Common Share Consideration.

            (iii)  For purposes of clarity, set forth on Part 2.7(b)(iii) of the Company Disclosure Schedule is an agreed upon example calculation of the effects of proration under this Section 2.7.

        Section 2.8    Partnership Merger Consideration; Effect on Operating Partnership Units.

          (a)   At the Partnership Merger Effective Time, by virtue of the Partnership Merger and without any further action on the part of Parent OP, Merger OP, the Operating Partnership or the holders of Operating Partnership Common Units or Parent OP Common Units: (i) the Company's general partner interests in the Operating Partnership shall be cancelled and no payment shall be made with respect thereto; (ii) all of the Operating Partnership Series I Preferred Units and the Operating Partnership Series J Preferred Units held by the Company shall be converted into the right to receive an equal number of Parent OP Series E Preferred Units and Parent OP Series F Preferred Units, respectively; (iii) all of the Operating Partnership Common Units held by the Acquired Companies and issued and outstanding immediately prior to the Partnership Merger Effective Time shall automatically be converted into (1) the number of Parent OP Common Units newly and validly issued for such purpose ("New Parent OP Common Units") equal to the number of Parent Common Shares to be issued as Common Share Consideration pursuant to Section 2.5(a) plus (2) the number of New Parent OP Common Units of equivalent value to the Cash Consideration; and (iv) each Operating Partnership Common Unit held by a holder of Operating Partnership Common Units other than the Acquired Companies (each a "Minority Limited Partner") issued and outstanding immediately prior to the Partnership Merger Effective Time, subject to the terms and conditions set forth herein, shall be cancelled and converted into the right to receive New Parent OP Common Units in an amount equal to the Exchange Ratio, without interest, and each holder of New Parent OP Common Units shall be admitted as a limited partner of Parent OP in accordance with the terms of the Parent OP Agreement; provided that in lieu of receiving New Parent OP Common Units in the Partnership Merger, each Minority Limited Partner shall have the right to elect to receive for each Operating Partnership Common Unit held by such Minority Limited Partner a number of Parent Common Shares equal to the Exchange Ratio, without interest, and any Minority Limited Partner so electing shall be deemed to have elected to redeem its Operating Partnership Common Units pursuant to the Operating Partnership Agreement effective immediately prior to the Partnership Merger Effective Time and shall be treated as having received in exchange for its Operating Partnership Common Units an equal number of Company Common Shares as of such time, without any further action being required by such Minority Limited Partner except as provided in Section 2.9(b). No fractional Parent Common Shares or New Parent OP Common Units will be issued in the Partnership Merger. Each Operating Partnership Common Unit held by a Minority Limited Partner shall have the right, if any, to receive, pursuant to Section 2.14, cash in lieu of fractional Parent Common Shares, into which such holder's Operating Partnership Common Units have been converted pursuant to this Section 2.8(a). Immediately prior to the Partnership Merger, a number of Parent OP Common Units equal to the New Parent OP Common Units issued pursuant to clause (iii)(2) of this Section 2.8(a) shall be redeemed in connection with providing cash that will pay the Cash Consideration.

          (b)   At the Partnership Merger Effective Time, by virtue of the Partnership Merger and without any further action on the part of Parent, Merger OP, the Operating Partnership or the holders of Operating Partnership Common Units, Parent OP Common Units or partnership interests of Merger OP, (i) the partnership interests in Merger OP held by Parent OP and issued and outstanding immediately prior to the Partnership Merger Effective Time shall automatically be converted into one (1) Operating Partnership Common Unit, and Parent OP shall be admitted as the sole limited partner of the Operating Partnership, and (ii) the partnership interests in Merger OP held by the general partner of Merger OP and issued and outstanding immediately prior to the Partnership Merger Effective Time shall automatically be converted into one (1) Operating Partnership Common Unit, and the general partner of Merger OP shall be admitted as the sole general partner of the Operating Partnership.

        Section 2.9    Payment for Securities; Surrender of Certificates.

          (a)    Exchange Fund.    Prior to the Mailing Date, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as the exchange agent (the "Exchange Agent") in connection with the Mergers and for the payment of the Merger Consideration, and Parent shall enter into an agreement (the "Exchange Agent Agreement") reasonably acceptable to the Company relating to the Exchange Agent's responsibilities under this Agreement. Prior to the Company Merger Effective Time, Parent or Merger Sub shall deposit, or cause to be deposited, with the Exchange Agent (i) evidence of the Parent Common Shares, Parent Series E Preferred Shares and Parent Series F Preferred Shares in book-entry form issuable pursuant to Section 2.5(a), Section 2.5(b) and Section 2.8 (a) equal to the aggregate Common Share Consideration (excluding any Fractional Share Consideration), the Series I Preferred Share Merger Consideration and the Series J Preferred Share Merger Consideration and (ii) cash in immediately available funds in an amount sufficient to pay the aggregate Cash Consideration, Fractional Share Consideration and any dividends under Section 2.9(f) (such evidence of book-entry Parent Common Shares, Parent Series E Preferred Shares and Parent Series F Preferred Shares and cash amounts, together with any dividends or other distributions with respect thereto, the "Exchange Fund"), in each case, for the sole benefit of the holders of Company Common Shares (other than Excluded Shares), Company Series I Preferred Shares and Company Series J Preferred Shares. In

  the event the Exchange Fund shall be insufficient to pay the Cash Consideration, Fractional Share Consideration and any dividends under Section 2.9(f), Parent shall, or shall cause Merger Sub to, promptly deposit additional funds with the Exchange Agent in an amount which is equal to the deficiency in the amount required to make such payment. Parent shall cause the Exchange Agent to make, and the Exchange Agent shall make delivery of the Merger Consideration, including payment of the Fractional Share Consideration, the Series I Preferred Share Merger Consideration and the Series J Preferred Share Merger Consideration, and any amounts payable in respect of dividends or other distributions on Parent Common Shares in accordance with Section 2.9(f), out of the Exchange Fund in accordance with this Agreement. The Exchange Fund shall not be used for any purpose that is not expressly provided for in this Agreement. The cash portion of the Exchange Fund shall be invested by the Exchange Agent as reasonably directed by Parent; provided, however, that any investment of such cash shall in all events be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government, in commercial paper rated P-1 or A-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker's acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available), and that no such investment or loss thereon shall affect the amounts payable to holders of Certificates pursuant to this Article 2. Any interest and other income resulting from such investments shall be paid to the Surviving Entity on the earlier of (i) nine (9) months after the Company Merger Effective Time or (ii) the full payment of the Exchange Fund.

          (b)    Procedures for Surrender.    Promptly after the Company Merger Effective Time (but in no event later than three (3) Business Days after the Company Merger Effective Time), Parent shall, and shall cause the Surviving Entity to, cause the Exchange Agent to mail (and make available for collection by hand) to each holder of record of a certificate or certificates which immediately prior to the Company Merger Effective Time represented outstanding Company Common Shares, Company Series I Preferred Shares or Company Series J Preferred Shares, or any book-entry shares or book-entry units representing Company Common Shares, Company Series I Preferred Shares or Company Series J Preferred Shares (each such certificate, book-entry share or book-entry unit, a "Certificate") and whose Company Common Shares, Company Series I Preferred Shares or Company Series J Preferred Shares were converted pursuant to Section 2.5(a) or Section 2.5(b), as applicable, into the right to receive the Merger Consideration, the Series I Preferred Share Merger Consideration or the Series J Preferred Share Merger Consideration, as applicable, (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent and the Company may reasonably specify) and (ii) instructions for use in effecting the surrender of Certificates previously representing such Company Common Shares, Company Series I Preferred Shares or Company Series J Preferred Shares in exchange for payment therefor, including any amount payable in respect of Fractional Share Consideration in accordance with Section 2.5, and any dividends or other distributions on Parent Common Shares, Parent Series E Preferred Shares or Parent Series F Preferred Shares in accordance with Section 2.9(f). Upon surrender of a Certificate (or an affidavit of loss in lieu thereof in accordance with Section 2.9(e)) for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent or the Surviving Entity, together with such letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor, pursuant to the provisions of this Article 2: (i) the Common Share Consideration or the Cash Consideration, as applicable, in accordance with Section 2.6 and Section 2.7, for each Company Common Share formerly represented by such Certificate; (ii) the Series I Preferred Share Merger

  Consideration for each Company Series I Preferred Share formerly represented by such Certificate; and (iii) the Series J Preferred Share Merger Consideration for each Company Series J Preferred Share formerly represented by such Certificate; plus, with respect to Company Common Shares, any cash such holder is entitled to receive in lieu of any Fractional Share Consideration that such holder has the right to receive pursuant to the provisions of Section 2.14, and any amounts that such holder has the right to receive in respect of dividends or other distributions on Parent Common Shares in accordance with Section 2.9(f) for each Company Common Share formerly represented by such Certificate, and the Certificate so surrendered shall be forthwith cancelled. The Exchange Agent shall accept such Certificates (or affidavits of loss in lieu thereof in accordance with Section 2.9(e)) upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be a condition precedent of payment that (1) the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and (2) the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Exchange Agent and the Surviving Entity that such Tax either has been paid or is not required to be paid. Payment of the applicable Merger Consideration with respect to book-entry shares representing Company Common Shares shall only be made to the Person in whose name such book-entry shares are registered. Until surrendered as contemplated by this Section 2.9, each Certificate shall be deemed at any time after the Company Merger Effective Time to represent only the right to receive the applicable Merger Consideration as contemplated by this Article 2, including any amount payable in respect of Fractional Share Consideration in accordance with Section 2.14, and any dividends or other distributions on Parent Common Shares in accordance with Section 2.9(f) , without interest thereon.

          (c)    Transfer Books; No Further Ownership Rights in Company Common Shares and Company Preferred Shares.    At the Company Merger Effective Time, the share transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Company Common Shares, Company Series I Preferred Shares or Company Series J Preferred Shares on the records of the Company. From and after the Company Merger Effective Time, the holders of Certificates outstanding immediately prior to the Company Merger Effective Time shall cease to have any rights with respect to such Company Common Shares, Company Series I Preferred Shares or Company Series J Preferred Shares except as otherwise provided for herein or by applicable Law. If, after the Company Merger Effective Time, Certificates are presented to the Surviving Entity for any reason, they shall be cancelled and exchanged as provided in this Agreement.

          (d)    Termination of Exchange Fund; No Liability.    At any time following nine (9) months after the Company Merger Effective Time, the Surviving Entity shall be entitled to require the Exchange Agent to deliver to it any funds (including any interest received with respect thereto) remaining in the Exchange Fund that have not been disbursed, or for which disbursement is pending subject only to the Exchange Agent's routine administrative procedures, to holders of Certificates, and thereafter such holders shall be entitled to look only to the Surviving Entity and Parent (subject to abandoned property, escheat or other similar Laws) as general creditors thereof with respect to the applicable Merger Consideration, including any amount payable in respect of Fractional Share Consideration in accordance with Section 2.14, and any dividends or other distributions on Parent Common Shares in accordance with Section 2.9(f), or Preferred Merger Consideration, as applicable, payable upon due surrender of their Certificates and compliance with the procedures in Section 2.9(b), without any interest thereon. Notwithstanding the foregoing, none of the Surviving Entity, Parent or the Exchange Agent or any of their respective Affiliates shall be liable to any holder of a Certificate for any Merger Consideration, Preferred Merger Consideration or other amounts delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

          (e)    Lost, Stolen or Destroyed Certificates.    In the event that any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof and, if required by the Surviving Entity or the Exchange Agent, the posting by such holder of a bond in customary amount as indemnity against any claim that may be made with respect to such Certificates, the Merger Consideration, Series I Preferred Share Merger Consideration or Series J Preferred Share Merger Consideration, as applicable, payable in respect thereof pursuant to Section 2.5 hereof, including any amount payable in respect of Fractional Share Consideration in accordance with Section 2.14, and any dividends or other distributions on Parent Common Shares or Parent Preferred Shares in accordance with Section 2.9(f).

          (f)    Dividends with Respect to Parent Common Shares and Parent Preferred Shares.    No dividends or other distributions with respect to Parent Common Shares, Parent Series E Preferred Shares or Parent Series F Preferred Shares with a record date after the Company Merger Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the Parent Common Shares, Parent Series E Preferred Shares or Parent Series F Preferred Shares issuable hereunder, and all such dividends and other distributions shall be paid by Parent to the Exchange Agent and shall be included in the Exchange Fund, in each case until the surrender of such Certificate (or affidavit of loss in lieu thereof in accordance with Section 2.9(e)) in accordance with this Agreement. Subject to applicable Laws, following surrender of any such Certificate (or affidavit of loss in lieu thereof in accordance with Section 2.9(e)) there shall be paid to the holder thereof, without interest, (i) the amount of dividends or other distributions with a record date after the Company Merger Effective Time theretofore paid with respect to such Parent Common Shares, Parent Series E Preferred Shares or Parent Series F Preferred Shares to which such holder is entitled pursuant to this Agreement and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Company Merger Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such Parent Common Shares, Parent Series E Preferred Shares or Parent Series F Preferred Shares.

        Section 2.10    Company Compensatory Awards.

          (a)    Treatment of Company Restricted Shares.    Immediately prior to the Company Merger Effective Time, each of the outstanding Company Common Shares that is subject to restrictions and granted pursuant to the Company Equity Incentive Plans ("Company Restricted Shares"), shall automatically become fully vested and all restrictions and repurchase rights thereon shall lapse, and thereafter such Company Common Shares shall be considered outstanding for all purposes of this Agreement and the holders thereof shall only have the right to submit an Election in accordance with the applicable procedures set forth in Section 2.6 and to receive the Merger Consideration with respect to such Company Common Shares pursuant to Section 2.5(a) (less required withholdings as provided in Section 2.13).

          (b)    Treatment of Performance Shares.    Immediately prior to the Company Merger Effective Time, each outstanding award of performance shares with respect to Company Common Shares (each, a "Performance Award") granted pursuant to the Company Equity Incentive Plans shall automatically become earned and vested with respect to that number of Company Common Shares subject to such Performance Award based on actual achievement of the applicable performance goals set forth in the award agreement governing such Performance Award, as measured from commencement of the applicable performance period through the date that is either the last day of the most recently completed quarter or the Closing Date, in each case, in accordance with the terms of the applicable award agreement, the exhibit set forth on Part 2.10(b) of the Company Disclosure Schedule, and in the ordinary course of business consistent with past practice and thereafter shall be cancelled and, in exchange therefor, each holder of any such cancelled vested Performance Award shall cease to have any rights with respect thereto, except the right to receive, in consideration for the cancellation of such vested Performance Award, such number of earned and vested Company Common Shares, which shall be considered outstanding as of such time for all purposes of this Agreement, and the holders thereof shall only have the right to submit an Election in accordance with the applicable procedures set forth in Section 2.6 and to receive the Merger Consideration with respect to such Company Common Shares pursuant to Section 2.5(a) (less required withholdings as provided in Section 2.13). In addition, on the Closing Date, the Company shall pay each holder of a Performance Award an amount in cash equal to all accrued and unpaid cash dividends that would have been paid on such earned and vested Performance Awards as if they had been issued and outstanding from the date of grant up to, and including, the Company Merger Effective Time (less required withholdings as provided in Section 2.13).

          (c)    Treatment of Deferred Shares.    Immediately prior to the Company Merger Effective Time, each outstanding award of deferred Company Common Shares (each, a "Deferred Share Award") granted pursuant to the Company Equity Incentive Plans, shall be cancelled and, in exchange therefor, each holder of any such cancelled Deferred Share Award shall cease to have any rights with respect thereto, except the right to receive, in consideration of the cancellation of such Deferred Share Award and in settlement therefor, the number of Company Common Shares subject to such Deferred Share Award (prior to its cancellation), which Company Common Shares shall be considered outstanding as of such time for all purposes of this Agreement, and the holders thereof shall only have the right to submit an Election in accordance with the applicable procedures set forth in Section 2.6 and to receive the Merger Consideration with respect to such Company Common Shares pursuant to Section 2.5(a) (less required withholdings as provided in Section 2.13).

          (d)    Further Action.    At or prior to the Company Merger Effective Time, the Company Board (or, if appropriate, any committee thereof) shall adopt any resolutions and take any actions which are necessary to effectuate the provisions of this Section 2.10.

          (e)    Termination of Company Equity Incentive Plans.    As of the Company Merger Effective Time, each Company Equity Incentive Plan shall terminate, and the Company shall ensure that following the Company Merger Effective Time, no participant in the Company Equity Incentive Plans or other plans, programs or arrangements shall have any right thereunder to acquire any equity securities of the Company, the Surviving Entity or any subsidiary thereof.

        Section 2.11    Appraisal Rights.     No dissenters' or appraisal rights shall be available with respect to the Mergers or other Transactions.

        Section 2.12    Further Action.     If, at any time after the Company Merger Effective Time, any further action is necessary to carry out the purposes of this Agreement, the officers of the Surviving Entity and Parent shall (in the name of Merger Sub, in the name of the Company or otherwise) take such action.

        Section 2.13    Withholding.     Each of Parent, the Company, the Surviving Entity, any Affiliate thereof or the Exchange Agent shall be entitled to deduct and withhold, or cause to be deducted and withheld, from any amounts otherwise payable pursuant to this Agreement to any Person such amount as Parent, the Company, the Surviving Entity, any Affiliate thereof or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code, and the rules and regulations promulgated thereunder, or any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld by Parent, the Company, the Surviving Entity, any Affiliate thereof or the

Exchange Agent and withheld amounts are paid over to the applicable Governmental Entity in accordance with Laws or Order, then for all purposes of this Agreement such amounts shall be treated as having been paid to the Person in respect of which such deduction and withholding was made.

        Section 2.14    Fractional Shares.

          (a)   No Certificate or scrip representing fractional Parent Common Shares shall be issued upon the surrender for exchange of Certificates, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a shareholder of Parent. Notwithstanding any other provision of this Agreement, each holder of Company Common Shares and Operating Partnership Common Units converted pursuant to the Mergers who would otherwise have been entitled to receive a fraction of a Parent Common Share shall receive, in lieu thereof, cash, without interest, in an amount equal to such fractional part of a Parent Common Share multiplied by the VWAP of Parent Common Shares.

          (b)   No Certificate or scrip representing fractional New Parent OP Common Units shall be issued upon the surrender for exchange of Certificates, and such fractional share units shall not entitle the owner thereof to vote or to any other rights of a unitholder of Parent OP. Notwithstanding any other provision of this Agreement, each holder of Operating Partnership Common Units converted pursuant to the Mergers who would otherwise have been entitled to receive a fraction of a New Parent OP Common Unit shall receive, in lieu thereof, cash, without interest, in an amount equal to such fractional part of a New Parent OP Common Unit multiplied by the VWAP of Parent Common Shares.

        Section 2.15    Tax Consequences.     It is intended that, for U.S. federal income tax purposes (and, where applicable, state and local income Tax purposes), (a) the Company Merger shall qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and that this Agreement be, and hereby is adopted as, a "plan of reorganization" for purposes of Sections 354 and 361 of the Code, and (b) the Partnership Merger constitute an "assets-over" merger under Treasury Regulations Section 1.708-1(c)(3)(i). The parties hereto agree not to take any position on any Tax Return that is inconsistent with the foregoing for all U.S. federal, and, if applicable, state and local tax purposes.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES

        Except (x) as disclosed in the Company Disclosure Schedule (it being acknowledged and agreed that disclosure of any item in any Part or sub-Part of the Company Disclosure Schedule shall be deemed disclosed with respect to any other Part or sub-Part of the Company Disclosure Schedule to the extent that the relevance of any disclosed event, item or occurrence in the Company Disclosure Schedule to such other Part or sub-Part is reasonably apparent on its face as to matters and items that are the subject of the corresponding representation or warranty in this Agreement), and (y) as set forth in the Company SEC Documents furnished or filed with the SEC prior to the date hereof to the extent it is reasonably apparent that any such disclosure set forth in such Company SEC Documents would qualify the representations and warranties contained herein, and further excluding from the Company SEC Documents any risk factor disclosures, disclosures about market risk or other cautionary, predictive or forward-looking disclosures contained therein (other than those disclosures which relate to specific historical events or circumstances affecting the Company), the Company Parties jointly and severally represent and warrant to the Parent Parties as follows:

        Section 3.1    Organization and Good Standing; Subsidiaries.

          (a)   Each of the Acquired Companies (i) is a corporation or other Entity that is duly incorporated or organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the Law of its jurisdiction of incorporation or organization, as applicable, (ii) has full corporate (or, in the case of any Entity that is not a corporation, other) power and authority to own, lease and operate its properties and assets and to conduct its business as presently conducted and (iii) is duly qualified or licensed to do business as a foreign Entity and is in good standing (with respect to jurisdictions that recognize such concept) in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except, with respect to clauses (ii) and (iii), where the failure to be so qualified or licensed would not reasonably be expected to have a Company Material Adverse Effect.

          (b)   Part 3.1(b) of the Company Disclosure Schedule identifies each Subsidiary of the Company and indicates its jurisdiction of organization or incorporation and the ownership interest (and percentage interest) of the Company Parties or their Subsidiaries, as applicable, in such Subsidiary. None of the Acquired Companies owns any capital stock of, or any equity interest of, or any equity interest of any nature in, any other Entity, other than in the Acquired Companies.

        Section 3.2    Organizational Documents.     The Company has made available to Parent (or included as an exhibit to the Company SEC Documents) accurate and complete copies of the Organizational Documents of the Company, the Operating Partnership and each other material Subsidiary of the Company, each as amended to date, and each as so provided was duly adopted and is in full force and effect. Neither the Company nor the Operating Partnership, as applicable, is in violation of any of the provisions of its Organizational Documents. As of any date following the date hereof, notwithstanding anything in this Agreement to the contrary and notwithstanding anything set forth in the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has filed for bankruptcy or filed for reorganization under the U.S. federal bankruptcy Law or similar state or federal Law, become insolvent or become subject to conservatorship or receivership.

        Section 3.3    Capitalization.

          (a)   The authorized shares of beneficial interest of the Company, as of the close of business on September 5, 2018 (the "Company Capitalization Date"), consist of: (i) 200,000,000 Company Common Shares, of which 113,251,427 were issued, 110,397,737 were outstanding (which includes 266,749 unvested Company Restricted Shares) and 2,853,690 were held by the Company as treasury shares; and (ii) 40,000,000 Company Preferred Shares, of which (A) 4,600,000 Company Series I Preferred Shares are authorized, of which 4,400,000 were issued and outstanding as of the Company Capitalization Date, and (B) 6,000,000 Company Series J Preferred Shares are authorized, of which 6,000,000 were issued and outstanding as of the Company Capitalization Date (the Company Common Shares and the Company Preferred Shares are collectively referred to herein as the "Company Capital Shares"). All of the outstanding Company Capital Shares have been duly authorized and validly issued, and are fully paid and nonassessable. None of the Company's Subsidiaries owns any Company Capital Shares. As of the Company Capitalization Date, 104,610 Company Common Shares were subject to issuance pursuant to outstanding Deferred Share Awards and 733,492 Company Common Shares were subject to issuance pursuant to outstanding Performance Awards (assuming achievement based on maximum performance). From the Company Capitalization Date until the date of this Agreement, no Company Capital Shares or Company Compensatory Awards have been issued or granted.

          (b)   Part 3.3(b) of the Company Disclosure Schedule sets forth the following information with respect to each Deferred Share Award and Performance Award as of the Company Capitalization Date: (i) the name of the holder of such Deferred Share Award or Performance Award; (ii) the number of Company Common Shares subject to such Deferred Share Award or Performance Award; (iii) the date on which such Deferred Share Award or Performance Award was granted; and (iv) the extent to which such Deferred Share Award or Performance Award is vested and/or non-forfeitable, as of the Company Capitalization Date, and the times and extent to which such

  Deferred Share Award or Performance Award (assuming achievement based on maximum performance) is scheduled, notwithstanding anything to the contrary in this Agreement, to become vested and/or non-forfeitable thereafter.

          (c)   Except as set forth in Part 3.3(c) of the Company Disclosure Schedule, (i) none of the outstanding Company Common Shares are entitled or subject to any preemptive right, right of repurchase, right of participation or any similar right; (ii) none of the outstanding Company Common Shares are subject to any right of first refusal in favor of any of the Acquired Companies; and (iii) there is no Contract to which any of the Acquired Companies is a party relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any Company Common Shares. Except as provided in Part 3.3(c) of the Company Disclosure Schedule, none of the Acquired Companies is under any obligation, nor is any of the Acquired Companies bound by any Contract pursuant to which it will become obligated, to repurchase, redeem or otherwise acquire any outstanding Company Common Shares or other securities.

          (d)   Except as set forth on Part 3.3(d) of the Company Disclosure Schedule, there is no Indebtedness of the Acquired Companies issued and outstanding having the right to vote (or convertible or exercisable or exchangeable for securities having the right to vote) on any matters on which shareholders of the Company may vote.

          (e)   Except as set forth in this Section 3.3, for the Company Compensatory Awards outstanding on the Company Capitalization Date, the redemption and conversion features of the Operating Partnership Units and for changes since the Company Capitalization Date resulting from the exercise or settlement of Company Compensatory Awards outstanding on such date or granted thereafter as permitted under Section 5.1(b), there is no: (i) outstanding subscription, option, call, warrant or other right (whether or not currently exercisable) to acquire any shares of beneficial interest, restricted share units, share-based performance units, phantom shares, share appreciation rights, profit participation rights or any other right that is linked to, or the value of which is based on or derived from, the value of any shares of beneficial interest of the Company or other securities of any of the Acquired Companies; (ii) outstanding security, instrument, bond, debenture or note that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of any of the Acquired Companies; or (iii) shareholder rights plan (or similar plan commonly referred to as a "poison pill") or Contract under which any Acquired Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities.

          (f)    Except as provided in Section 3.3(g) and except as set forth Part 3.3(f) of the Company Disclosure Schedule, the Company or another of its Subsidiaries owns, directly or indirectly, all of the issued and outstanding shares of share capital or other equity securities of each of the Acquired Companies, free and clear of any Liens other than transfer and other restrictions under applicable federal and state securities Laws and restrictions in the organizational documents of the Company Parties or their Subsidiaries, and all of such outstanding shares or other equity securities have been duly authorized and validly issued and are fully paid, nonassessable (as applicable) and free of preemptive rights. Except (i) pursuant to the Organizational Documents of the Company, the Operating Partnership and each other material Subsidiary of the Company, (ii) for equity securities and other instruments (including loans) in wholly owned Subsidiaries and (iii) as set forth in Part 3.3(f) of the Company Disclosure Schedule, neither the Company Parties nor any of their Subsidiaries has any obligation to acquire any equity interest in another Person, or to make any investment (in each case, in the form of a loan, capital contribution or similar transaction) in, any other Person (including any Subsidiary of the Company).

          (g)   As of the Company Capitalization Date, the Operating Partnership had outstanding: (i) in addition to Operating Partnership Common Units held by the Company, 145,223 Operating Partnership Common Units, each of which was redeemable in exchange for cash, or at the Company's option, one Company Common Share as of the Company Capitalization Date, subject to the terms and conditions of the Operating Partnership Agreement; and (ii) 10,400,000 Operating Partnership Preferred Units held by the Company, of which (A) 4,400,000 Operating Partnership Series I Preferred Units are outstanding, each of which was redeemable in exchange for one Company Series I Preferred Share as of the Company Capitalization Date, subject to the terms and conditions of the Operating Partnership Agreement and (B) 6,000,000 Operating Partnership Series J Preferred Units are outstanding, each of which was redeemable in exchange for one Company Series J Preferred Share as of the Company Capitalization Date, subject to the terms and conditions of the Operating Partnership Agreement. All of the outstanding Operating Partnership Units have been duly authorized and validly issued, and are fully paid and nonassessable. The Company is the sole general partner of the Operating Partnership and, as of the date hereof, owns approximately 99.9% of the Operating Partnership Common Units as well as 100% of the Operating Partnership Preferred Units. Part 3.3(g) of the Company Disclosure Schedule sets forth a list of all other holders of the Operating Partnership Common Units, and the exact number and type (e.g., general or limited) of Operating Partnership Common Units held. Except as set forth in Part 3.3(g) of the Company Disclosure Schedule, there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Operating Partnership to issue, transfer or sell any partnership interests of the Operating Partnership. Except as set forth in Part 3.3(g) of the Company Disclosure Schedule, there are no outstanding contractual obligations of the Operating Partnership to issue, repurchase, redeem or otherwise acquire any partnership interests of the Operating Partnership or any securities convertible into or exchangeable for any partnership interests of the Operating Partnership. Except as set forth in Part 3.3(g) of the Company Disclosure Schedule, the Operating Partnership interests owned by the Company are free and clear of any Liens and subject only to the restrictions on transfer set forth in the Operating Partnership Agreement, and those imposed by applicable securities laws. From the Company Capitalization Date until the date of this Agreement, no Operating Partnership Units have been issued or granted.

          (h)   All dividends or other distributions on the Company Capital Shares, the Operating Partnership Common Units and the Operating Partnership Preferred Units and any dividends or other distributions on any securities of any of the Company's Subsidiaries that have been authorized or declared prior to the date hereof have been paid in full (except to the extent such dividends have been publicly announced and are not yet due and payable).

          (i)    As of the date of this Agreement, there is no outstanding Indebtedness for borrowed money of the Company and its Subsidiaries in excess of $5,000,000 in principal amount, other than Indebtedness in the principal amounts identified by instrument in Part 3.3(i) of the Company Disclosure Schedule.

        Section 3.4    SEC Filings; Financial Statements.

          (a)   All reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) required to be filed or furnished by the Company Parties with the SEC since January 1, 2016 (as they may have been supplemented, modified or amended since the time of filing, including those filed or furnished subsequent to the date hereof) (the "Company SEC Documents"), have been filed with or furnished to the SEC on a timely basis. As of the time it was filed with or furnished to the SEC (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing): (i) each of the Company SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act (as the case may be); and (ii) none of the Company SEC Documents contained when filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) any untrue statement of a material fact or omitted, as the case may be, to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the Company's Subsidiaries is currently subject to the periodic reporting requirements of the Exchange Act. The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act.

          (b)   The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company (including, in each case, any related notes or schedules thereto) and the consolidated Subsidiaries of the Company contained or incorporated by reference in the Company SEC Documents: (i) complied in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q, Form 8-K or any successor form under the Exchange Act, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments); and (iii) fairly present, in all material respects, the financial position of the Company Parties and their consolidated Subsidiaries as of the respective dates thereof and the results of their operations and their cash flows for the periods covered thereby. No financial statements of any Person other than the Acquired Companies are required by GAAP to be included in the consolidated financial statements of the Company.

          (c)   The Company has designed and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) intended to provide reasonable assurances regarding the reliability of financial reporting for the Acquired Companies. The Company has designed disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to provide reasonable assurance that material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure.

          (d)   The Company is in compliance in all material respects with all current listing requirements of the NYSE.

          (e)   None of the Acquired Companies has effected, entered into or created any securitization transaction or "off-balance sheet arrangement" (as defined in Item 303(c) of Regulation S-K under the Exchange Act) where the result, purpose or intended effect of such transaction or arrangement is to avoid disclosure of any material transaction involving, or material Liabilities of, the Acquired Companies in their published financial statements or other Company SEC Documents.

          (f)    As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Documents. The Company has made available to Parent all comment letters and all material correspondence between the SEC, on the one hand, and the Company or the Operating Partnership, on the other hand, since January 1, 2016. As of the date hereof, to the Company's Knowledge, none of the Company SEC Documents is the subject of ongoing SEC review.

          (g)   Except as permitted by the Exchange Act, including Sections 13(k)(2) and (3), since the enactment of the Sarbanes-Oxley Act, none of the Acquired Companies has made or permitted to remain outstanding any "extensions of credit" (within the meaning of Section 402 of the Sarbanes-Oxley Act) or prohibited loans to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or trustee of the Company.

          (h)   As of the date hereof, none of the Acquired Companies has liabilities of the type required to be disclosed in the liabilities column of a balance sheet prepared in accordance with GAAP, except for: (i) Liabilities disclosed in the financial statements as of June 30, 2018 (including any related notes) contained in the Company SEC Documents filed with the SEC before the date of this Agreement; (ii) Liabilities incurred in the ordinary course of business consistent with past practice in all material respects since June 30, 2018; (iii) Liabilities to perform under Contracts entered into by the Acquired Companies; (iv) Liabilities that have not had, and would not, individually or in the aggregate, reasonably be expected to have, a Company Material Adverse Effect; and (v) Liabilities and obligations incurred in connection with the Transactions.

        Section 3.5    Absence of Certain Changes.     Since December 31, 2017 through the date hereof (a) the Acquired Companies have conducted their businesses in all material respects in the ordinary course consistent with past practice, (b) since and through such dates, there has not been any Effect that has had or would not, individually or in the aggregate, reasonable be expected to have, a Company Material Adverse Effect and (c) except for regular quarterly cash dividends or other distributions on the Company Capital Shares and Operating Partnership Units, there has not been any declaration, setting aside for payment or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any Company Capital Shares or Operating Partnership Units.

        Section 3.6    Properties.

          (a)   Subject to the immediately succeeding sentence, Part 3.6(a) of the Company Disclosure Schedule lists the common street address for all real property owned by the Acquired Companies in fee as of the date hereof (the "Company Owned Real Property") and sets forth the Subsidiary owning such Company Owned Real Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Acquired Companies have good and valid fee simple title to all Company Owned Real Property, in each case free and clear of all Liens except for Company Permitted Liens.

          (b)   Subject to the immediately succeeding sentence, Part 3.6(b) of the Company Disclosure Schedule lists the common street address for all real property in which an Acquired Company holds a ground lease interest in any real property (the "Company Ground Leased Real Property"), each ground lease (or ground sublease) with a Third Party pursuant to which any Acquired Company is a lessee (or sublessee) as of the date hereof, including each amendment or guaranty related thereto (individually, a "Company Ground Lease" and collectively, "Company Ground Leases") and the applicable Acquired Company holding such leasehold interest. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Acquired Companies hold a good and valid leasehold interest in the Company Ground Leased Real Property free and clear of all Liens except for Company Permitted Liens. Accurate and complete copies of the Company Ground Leases have been made available to the Parent Parties.

          (c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, to the Knowledge of the Company, as of the date hereof, none of the Acquired Companies has received any written notice to the effect that any condemnation or rezoning proceedings are pending or threatened, with respect to any of the Company Real Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Acquired Companies have good and marketable title to, or a valid and enforceable leasehold interest in, all material personal property held or used by them at the Company Real Property, free and clear of all Liens other than Company Permitted Liens.

          (d)   Except as set forth in Company Management Agreement Documents, no Acquired Company is a party to any material agreement pursuant to which a Person other than an Acquired Company manages or manages the development of any of the Company Real Property that is not terminable without cost or penalty by the Acquired Companies within 30 days.

          (e)   Except as set forth on Part 3.6(e) of the Company Disclosure Schedule, as of the date hereof, (i) no Acquired Company has exercised any Company Transfer Right with respect to any real property or Person in an amount in excess of $1,000,000, individually or in the aggregate, which transaction has not yet been consummated and (ii) no Third Party has exercised in writing any Company Transfer Right with respect to any Company Subsidiary or Company Real Property, which transaction has not yet been consummated.

          (f)    Part 3.6(f) of the Company Disclosure Schedule lists each real property or leasehold interest in any ground lease (or sublease) conveyed, transferred, assigned or otherwise disposed of by any Acquired Company since January 1, 2014, except for easements or similar interests. Other than as set forth in Part 3.6(f) of the Company Disclosure Schedule, to the Knowledge of the Company, as of the date hereof, no Acquired Company has received any written notice of any outstanding claims under any Company Prior Sale Agreements which would reasonably be expected to result in liability to any Acquired Company in an amount, in the aggregate, in excess of $500,000. To the Company's Knowledge, none of the Acquired Companies has received any written notice of any outstanding violation of any Law, including zoning regulation or ordinance, building or similar law, code, ordinance, order or regulation, for any Company Real Property, in each case which has had, or would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

        Section 3.7    Environmental Matters.     Except for such matters that individually or in the aggregate would not reasonably be expected to have a Company Material Adverse Effect (i) each of the Acquired Companies is in compliance with all Environmental Laws applicable to its operations as currently conducted and possesses and is in compliance with all Environmental Permits applicable to its operations as currently conducted; (ii) there are no Environmental Claims pending or, to the Knowledge of the Company, threatened in writing against any of the Acquired Companies; (iii) none of the Acquired Companies has received any written claim or written notice of violation from any Governmental Entity or any other Person alleging that such Acquired Company is in violation of, or liable under, any Environmental Law, the subject of which remains unresolved (or resolved with any remaining obligations), and to the Knowledge of the Company, no such claim or notice has been threatened in writing; and (iv) (x) none of the Acquired Companies has released any Hazardous Materials at any location, and (y) to the Knowledge of the Company, there has been no release of any Hazardous Materials and Hazardous Materials are not otherwise present at any Company Real Property, in each case, in an amount or manner that would reasonably be expected to result in an Environmental Claim against or liability of any of the Acquired Companies. All environmental reports, assessments and audits in the possession or reasonable control of the Acquired Companies, in each case containing information that would reasonably be expected to be material to the Acquired Companies, taken as a whole, have been made available to Parent.

        Section 3.8    Material Contracts.

          (a)   All Contracts, including amendments thereto, required to be filed as an exhibit to any Company SEC Documents filed on or after January 1, 2017 pursuant to the Exchange Act of the type described in Item 601(b)(10) of Regulation S-K promulgated by the SEC have been filed. All such filed Contracts shall be deemed to have been made available to Parent.

          (b)   Other than the Contracts described in Section 3.8(a), Part 3.8(b) of the Company Disclosure Schedule sets forth a complete list, except for this Agreement, in each case as of the date hereof, of each Contract (or the accurate description of principal terms on case of oral Contracts), including all amendments, supplements and side letters thereto that modify each such Contract in any material respect, to which any of the Acquired Companies is a party to or by which it is bound or to which any of their respective assets is subject (other than any of the foregoing solely between the Company and any of the wholly-owned Acquired Companies or solely between any wholly-owned Acquired Companies) that:

              (i)  is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act);

             (ii)  is a (A) limited liability company agreement, partnership agreement or joint venture agreement or similar Contract or (B) Company Management Agreement Document, Company Franchise Agreement Document, Material Company Space Lease, Company Ground Lease or Material Company Lease;

            (iii)  contains covenants of any Acquired Company purporting to limit, in any material respect, either the type of business in which the Company or any of its Subsidiaries or any of their affiliates may engage or the geographic area in which any of them may so engage, other than exclusive lease provisions, non-compete provisions and other similar leasing restrictions entered into by the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice, contained in the Material Company Leases or contained in other recorded documents by which real property was conveyed by the Company to any user;

            (iv)  evidences Indebtedness for borrowed money in excess of $5,000,000 of any of the Acquired Companies, whether unsecured or secured;

             (v)  provides for the pending purchase or sale, option to purchase or sell, right of first refusal, right of first offer or other right to purchase, sell, dispose of, or ground lease, by merger, purchase or sale of assets or stock or otherwise, any real property (including any Company Owned Real Property or any portion thereof) including any Company Prior Sale Agreement;

            (vi)  other than the Operating Partnership Agreement, contains a put, call or similar right pursuant to which any of the Acquired Companies could be required to purchase or sell, as applicable, any equity interests of any Person or assets that have a fair market value or purchase price of more than $5,000,000;

           (vii)  (x) requires any of the Acquired Companies to provide any funds to or make any investment in (in each case, in the form of a loan, capital contribution or similar transaction) any other Acquired Company or other Person in excess of $2,000,000 or (y) evidences a loan (whether secured or unsecured) made to any other Person in excess of $2,000,000;

          (viii)  relates to the settlement (or proposed settlement) of any pending or threatened Legal Proceeding, other than any settlement that provides solely for the payment of less than $1,000,000;

            (ix)  would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act; or

             (x)  except to the extent such Contract is described in the clauses above, is a Company Benefit Plan or is terminable by the Acquired Companies within 180 days, calls for (A) aggregate payments by, or other consideration from, any of the Acquired Companies of more than $7,500,000 over the remaining term of such Contract or (B) annual aggregate payments by, or other consideration from, any of the Acquired Companies of more than $5,000,000.

          (c)   Each Contract, arrangement, commitment or understanding of the type described above in Section 3.8(b), whether or not set forth in Part 3.8(b) of the Company Disclosure Schedule, is referred to herein as a "Company Material Contract". The Company has made available to Parent true and complete copies of all Company Material Contracts as of the date hereof, including amendments and supplements thereto. As of the date hereof, all of the Company Material Contracts are valid and binding on the Acquired Companies, as the case may be, and, to the Knowledge of the Company, each other party thereto, as applicable, and in full force and effect, except as may be limited by bankruptcy, insolvency, moratorium and other similar applicable Law affecting creditors' rights generally and by general principles of equity (the "Bankruptcy and Equity Exception"). No Acquired Company has, and to the Knowledge of the Company, none of the other parties thereto have, violated any provision of, or committed or failed to perform any act, and no event or condition exists, which with or without notice, lapse of time or both would constitute a default under the provisions of any Company Material Contract, except in each case for those violations and defaults which, individually or in the aggregate, would not reasonably be expected to result in a Company Material Adverse Effect and, as of the date hereof, no Acquired Company has received written notice of any of the foregoing.

        Section 3.9    Permits; Compliance.

          (a)   Each of the Acquired Companies is in possession of all franchises, authorizations, licenses, permits, certificates, variances, exemptions, approvals, Orders, registrations and clearances of any Governmental Entity (each, a "Permit") necessary for the Acquired Companies to own, lease and operate its properties and assets (including the Company Real Property), and to carry on and operate its businesses as currently conducted (including giving effect to the Company Management Agreement Documents and Company Franchise Agreement Documents) (the "Company Permits"), and all such Company Permits are in full force and effect, in each case except where the failure to have, or the failure to be in full force and effect of, any Company Permits would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. No suspension or cancellation of any Company Permits is pending or, to the Knowledge of the Company, threatened in writing and no such suspension or cancellation will result from the Transactions, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

          (b)   Each of the Acquired Companies is in compliance with all Laws applicable to its businesses, except where the failure to comply with such Laws would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no investigation by any Governmental Entity with respect to the Company or any of the Acquired Companies is pending, except for such investigations the outcomes of which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. None of the Acquired Companies has, during the one-year period prior to the date hereof: (i) received any written notice from any Governmental Entity regarding any material violation by the Acquired Companies of any Law; or (ii) provided any written notice to any Governmental Entity regarding any material violation by any of the Acquired Companies of any Law, which notice in either case remains outstanding or unresolved as of the date hereof, except for such notices that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. No representation or warranty is made in this Section 3.9(b) with respect to environmental matters.

          (c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Acquired Companies nor, to the Company's

  Knowledge, any trustee, director, officer or employee of any of the Acquired Companies in their capacity as such, has (i) knowingly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) unlawfully offered or provided, directly or indirectly, anything of value to (or received anything of value from) any foreign or domestic government employee or official or any other Person, or (iii) taken any action, directly or indirectly, that would constitute a violation in any material respect by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

        Section 3.10    Legal Proceedings; Orders.

          (a)   Except for Transaction Litigation, there is no Legal Proceeding pending (or, to the Knowledge of the Company, threatened) against any of the Acquired Companies that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.

          (b)   There is no material Order, specific to any of the Acquired Companies under which any of them is subject to ongoing obligations that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.

          (c)   To the Knowledge of the Company, there is no pending or threatened investigation by any Governmental Entity with respect to any of the Acquired Companies that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

          (d)   As of immediately prior to the date of this Agreement, there is no Legal Proceeding pending (or, to the Knowledge of the Company, threatened) against any of the Acquired Companies seeking to prevent, hinder, modify, delay or challenge the Mergers or any of the Transactions.

        Section 3.11    Tax Matters.

          (a)   Each of the Acquired Companies has timely filed (or had filed on their behalf) all income and all other material Tax Returns required to be filed by any of them (after giving effect to any filing extension granted by a Governmental Entity), and all such filed Tax Returns are correct, complete and accurate in all material respects. All material Taxes payable by or on behalf of each of the Acquired Companies (whether or not shown on a Tax Return) have been fully and timely paid or adequately provided for in accordance with GAAP, and adequate reserves or accruals for Taxes have been provided in accordance with GAAP with respect to any period for which Tax Returns have not yet been filed or for which Taxes are not yet due and owing or for which Taxes are being contested in good faith. No power of attorney with respect to any Tax matter is currently in force.

          (b)   The Company (i) for all taxable years commencing with its taxable year ended December 31, 1998 through December 31, 2017 has been subject to taxation as a real estate investment trust (a "REIT") within the meaning of Section 856 of the Code and has been organized and operated in conformity with all requirements to qualify as a REIT for such years, (ii) has operated from and including January 1, 2018 to the date hereof, and intends to continue to operate until the Closing, in such a manner as to permit it to continue to qualify as a REIT, and (iii) has not taken or omitted to take any action which would reasonably be expected to result in the Company's failure to qualify as a REIT, and no challenge to the Company's status or qualification as a REIT is pending or, to the Company's Knowledge, threatened in writing.

  Part 3.11(b) of the Company Disclosure Schedule sets forth each Subsidiary of the Company and its classification for U.S. federal income tax purposes as of the date hereof. Each entity that is listed in Part 3.11(b) of the Company Disclosure Schedule as a partnership, joint venture, or limited liability company has, since the later of the date of its formation and the date on which the Company acquired an interest in such entity, been treated for U.S. federal income tax purposes as a partnership or disregarded entity, as the case may be, and not as a corporation or an association taxable as a corporation. Each entity that is listed in Part 3.11(b) of the Company Disclosure Schedule as a corporation has, since the later of the date of its formation or the date on which the Company acquired an interest in such entity, been treated for U.S. federal income tax purposes as a REIT, a "qualified REIT subsidiary" pursuant to Section 856(i) of the Code (a "QRS") or a "taxable REIT subsidiary" pursuant to Section 856(l) of the Code (a "TRS") as set forth on such schedule. Each entity that is listed in Part 3.11(b) of the Company Disclosure Schedule as a REIT has been, since the date of its formation, treated as a REIT for U.S. federal income tax purposes. Except as set forth in Part 3.11(b) of the Company Disclosure Schedule, the Company does not directly or indirectly hold any asset the disposition of which would subject it to Tax on built-in gain pursuant to IRS Notice 88-19, Section 1.337(d)-7 of the Treasury Regulations, or any other temporary or final regulations issued under Section 337(d) of the Code, any elections made thereunder or any similar rules.

          (c)   Since its taxable year ended December 31, 1998, the Acquired Companies have not incurred (i) any liability for Taxes under Sections 857(b), 857(f), 860(c) or 4981 of the Code or Section 337(d) of the Code (and the applicable Treasury Regulations thereunder) or (ii) any other material liability for Taxes that have become due and that have not been previously paid other than in the ordinary course of business. Since its formation, none of the Acquired Companies (other than a TRS or any subsidiary of a TRS) has engaged at any time in any "prohibited transaction" within the meaning of Section 857(b)(6) of the Code. Since its formation, none of the Acquired Companies has engaged in any transaction that would give rise to "redetermined rents, redetermined deductions and excess interest" described in Section 857(b)(7) of the Code. To the Knowledge of the Company, no event has occurred, and no condition or circumstance exists, which presents a material risk that any material Tax described in the preceding sentences will be imposed on the Company or any Subsidiary of the Company.

          (d)   There are no Company Tax Protection Agreements currently in force.

          (e)   Each of the Acquired Companies: (i) is not currently the subject of any audits, examinations, investigations or other proceedings in respect of any material Tax or Tax matter by any Governmental Entity; (ii) has not received any notice in writing from any Governmental Entity that such an audit, examination, investigation or other proceeding is contemplated or pending; (iii) has not waived any statute of limitations in respect of material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency; (iv) has not received a request for waiver of the time to assess any material Taxes, which request is still pending; (v) is not contesting any liability for material Taxes before any Governmental Entity; (vi) to the Knowledge of the Company, is not subject to a claim or deficiency for any material Tax which has not been satisfied by payment, settled or been withdrawn; (vii) to the Knowledge of the Company, is not subject to a claim by a Governmental Entity in a jurisdiction where such Acquired Company does not file Tax Returns that the Acquired Company is or may be subject to material taxation by that jurisdiction; (viii) has no outstanding requests for any Tax ruling from any Governmental Entity and has not received a Tax ruling; and (ix) is not the subject of a "closing agreement" within the meaning of Section 7121 of the Code (or any comparable agreement under applicable state, local or foreign Tax Law).

          (f)    Each of the Acquired Companies: (i) has complied in all material respects with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes, (ii) has duly and timely withheld from employee salaries, wages and other compensation and has paid over to the appropriate Governmental Entity all material amounts required to be withheld and paid over on or prior to the due date thereof under all applicable Laws, (iii) has in all material respects properly completed and timely filed all IRS Forms W-2 and 1099 required thereof, and (iv) has collected and remitted to the appropriate Governmental Entity all material sales and use Taxes, or has been furnished properly completed exemption certificates and have in all material respects maintained all such records and supporting documents in a manner required by all applicable sales and use Tax statutes and regulations.

          (g)   The Company has made available to Parent correct and complete copies of (i) all U.S. federal and other material income Tax Returns of the Company and the Company Subsidiaries relating to the taxable periods ending since the Company's taxable year ended December 31, 2014 and (ii) any material audit report issued within the last four (4) years relating to any Taxes due from or with respect to the Company or any Company Subsidiaries.

          (h)   None of the Acquired Companies is, will be (regardless of whether the Company Merger occurs) or would be, as a result of the Transactions, required to include amounts in income, or exclude items of deduction (in either case for Tax purposes), for any Tax period as a result of (i) a change in method of Tax accounting or period; (ii) an installment sale or "open transaction" disposition; (iii) a prepaid amount received, accrued, or paid; (iv) deferred income or gain; (v) an election under Section 108(i) of the Code; (vi) Section 481 of the Code, or, in the case of each of the foregoing, any corresponding or similar provision of state, local, or non-U.S. Law; (vii) the recapture of any tax credit or other special tax benefit; or (viii) the use of any special accounting method (such as the long-term method for accounting for long-term contracts). None of the Acquired Companies has pending a transaction under Section 1031 or 1033 of the Code or other tax-deferral transactions for which deferral will not be available as a result of the Transactions.

          (i)    None of the Acquired Companies nor any other Person on behalf of the Acquired Companies has requested any extension of time within which to file any income Tax Return, which income Tax Return has since not been filed.

          (j)    None of the Acquired Companies is a party to any Tax indemnity, allocation or sharing agreement or similar agreement or arrangement, other than (i) any agreement or arrangement between the Company and any Company Subsidiary (or between any Company Subsidiaries), and (ii) provisions in commercial contracts not primarily relating to Taxes.

          (k)   None of the Acquired Companies has participated in a "listed transaction" within the meaning of Section 1.6011-4(b)(2) of the Treasury Regulations. Except for ordinary course transactions that may be "reportable transactions" solely on account of the recognition of a tax loss that are disclosed in Part 3.11(k) of the Company Disclosure Schedule, none of the Acquired Companies has participated in any "reportable transaction" (within the meaning of Section 1.6011-4(b) of the Treasury Regulations).

          (l)    In the past two (2) years, none of the Acquired Companies has been a "distributing corporation" or a "controlled corporation" in a distribution in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.

          (m)  None of the Acquired Companies (i) is or has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which is/was a "taxable REIT subsidiary" (within the meaning of Section 856 of the Code)) or (ii) has any liability for the Taxes of any Person (other than another Acquired Company) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee or successor, by contract, or otherwise.

          (n)   There are no Tax Liens upon any property or assets of the Acquired Companies except for Permitted Liens.

          (o)   The Company does not have and will not have, as of the Closing, any current or accumulated "earnings and profits" for U.S. federal income tax purposes which would constitute "earnings and profits accumulated in any non-REIT year" (determined for purposes of Section 857(a)(2)(B) of the Code).

          (p)   Except as set forth in Part 3.11(p) of the Company Disclosure Schedule, no Company Subsidiary that is not a domestic corporation has ever been treated as other than a partnership or disregarded entity for U.S. federal income tax purposes, or has ever made an election on IRS Form 8832 with respect to its classification for U.S. federal income tax purposes. Without limitation of the foregoing, the Operating Partnership is and always has been taxable as a partnership (and not as an association or publicly traded partnership taxable as a corporation) for U.S. federal income tax purposes.

          (q)   All of the liabilities of the Operating Partnership have been incurred in the ordinary course of business.

          (r)   As of the date of this Agreement, none of the Acquired Companies is aware of any fact or circumstance that could reasonably be expected to prevent the Company Merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

        Section 3.12    Employee Benefit Plans.

          (a)   Part 3.12(a) of the Company Disclosure Schedule sets forth an accurate and complete list of each material Company Benefit Plan.

          (b)   With respect to each Company Benefit Plan, a complete and correct copy of each of the following documents (if applicable) has been made available to Parent: (i) the most recent plan documents and all amendments thereto and all related trust agreements or documentation pertaining to other funding vehicles (or, to the extent no such plan exists, a written summary of material terms); (ii) the most recent summary plan description, and all related summaries of material modifications thereto; (iii) the most recent IRS Form 5500 (including schedules and attachments) and financial statements; (iv) the most recent IRS determination or opinion letter issued with respect to each Company Benefit Plan intended to be qualified under Section 401(a) of the Code; (v) the most recent financial statements and actuarial valuations, if applicable; and (vi) all material correspondence regarding the Company Benefit Plan with any Governmental Entity.

          (c)   None of the Acquired Companies maintains, sponsors, contributes to or is required to contribute to (and such entities have not, in the past six (6) years, had an obligation to contribute to) or has any Liability under or with respect to any (i) "multiemployer plan" as defined in Section 3(37) of ERISA, (ii) "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA) subject to the funding requirements of Section 412 of the Code or Title IV of ERISA, (iii) "multiple employer plan" (within the meaning of Section 210 of ERISA or Section 413(c) of the Code), (iv) "multiple employer welfare arrangement" (as such term is defined in Section 3(40) of ERISA), or (v) plan, program, Contract, policy, arrangement or agreement that provides for material post-retirement or post-termination health, life insurance or other welfare type benefits except as required under Part 6 of Subtitle B of Title I of ERISA or Section 4980B of the Code. None of the Acquired Companies is or has been subject to any Liability by reason of at any time being considered a single employer with any other Person under Section 414 of the Code. None of the Acquired Companies nor any Company ERISA Affiliate has incurred any present or contingent liability under Title IV of ERISA, nor does any condition exist which would reasonably be expected to result in any such liability.

          (d)   Each Company Benefit Plan that is intended to qualify under Section 401(a) of the Code has received a current favorable determination or opinion letter from the IRS as to its qualified status and, to the Knowledge of the Company, nothing has occurred, whether by action or failure to act, that has would reasonably be expected to adversely affect the qualification of such Company Benefit Plan.

          (e)   The Company Benefit Plans have been maintained, funded and administered in accordance with their terms and applicable Law, including, without limitation, ERISA and the Code, except where the failure to so maintain, fund and administer would not reasonably be expected to have a Company Material Adverse Effect. All required payments and/or contributions (including all employer contributions and employee salary reduction contributions) have either been made or have been accrued in accordance with the terms of the applicable Company Benefit Plan and applicable Law, including to any funds or trusts established thereunder or in connection therewith. There are no pending or, to the Knowledge of the Company, threatened, suits, Legal Proceedings, disputes, claims (other than routine claims for benefits), arbitrations, audits, investigations, administrative or other proceedings relating to any Company Benefit Plan (other than for benefits payable in the ordinary course of business) that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

          (f)    Except as expressly set forth on the applicable clause of Part 3.12(f)(i) or (ii) of the Company Disclosure Schedule, none of the Transactions, entry into this Agreement, or shareholder approval of this Agreement and/or the Transactions (either alone or in connection with any other event) will (i) result in, or cause the acceleration of, vesting in, increase of or payment of, any benefits or compensation under any Company Benefit Plan or (ii) result in any payment or benefit to any Person which would constitute an "excess parachute payment" (within the meaning of Section 280G of the Code). Except as set forth on Part 3.12(f)(iii) of the Company Disclosure Schedule, none of the Acquired Companies have any obligations to gross-up, indemnify or otherwise reimburse any current or former employee, director, trustee or individual independent contractor of the Acquired Companies for any Taxes incurred by such individual, including, but not limited to, Taxes incurred under Section 409A or 4999 of the Code, or any interest or penalty related thereto.

        Section 3.13    Labor Matters.     As of the date hereof, the Acquired Companies are in material compliance with all applicable Law and Orders governing labor or employment.

          (a)   Except as set forth on Part 3.13 of the Company Disclosure Schedule, no Acquired Company nor, to the Knowledge of the Company, any Company Management Company, is party to any collective bargaining agreement or similar labor agreement (excluding personal services contracts). Except as set forth on Part 3.13 of the Company Disclosure Schedule, the employees of the Acquired Companies currently are not represented by a labor union or works council and there is not, to the Knowledge of the Company, any attempt to organize any employees of the Acquired Companies (including any written demand for recognition or certification by any labor organization or group of employees of any Acquired Company). To the Knowledge of the Company, no employee, independent contractor, consultant, temporary employee, leased employee or other service provider of any Company Management Company (each, a "Company Management Company Employee") is currently represented by a labor union or works council and there is not any attempt to organize any Company Management Company Employee (including any written demand for recognition or certification by any labor organization or group of Company Management Company Employees). There are no representation or certification proceedings or petitions seeking a representation proceeding presently filed with the National Labor Relations Board or any other labor relations tribunal or authority in respect of any employees of the Acquired Companies or, to the Knowledge of the Company, in respect of any Company Management Company Employees; to the Knowledge of the Company, no such representation or certification proceeding or petition seeking a representation proceeding is threatened in writing to be brought or filed. To the Knowledge of the Company, no strike, slowdown, picketing, work stoppage or other material labor dispute by the employees of the Acquired Companies or by the Company Management Company Employees has materially affected the Acquired Companies or the Company Management Companies or is being threatened in writing.

          (b)   No Legal Proceeding by any employee of the Acquired Companies for unpaid wages, bonuses, commissions, employment withholding Taxes, penalties, unpaid overtime, child labor or record keeping violations is pending or, to the Knowledge of the Company, is threatened under the FLSA, the Davis Bacon Act, the Walsh Healey Act or the Service Contract Act, or any other Law. No discrimination, harassment and/or retaliation Legal Proceeding by any employee of the Acquired Companies, is pending or, to the Knowledge of the Company, is threatened against the Acquired Companies or any employee, officer or trustee of the Acquired Companies in their capacity as such, under the 1964 Civil Rights Acts, the Equal Pay Act, the ADEA, the ADA, the FMLA, the FLSA, ERISA or any other applicable Law or comparable state fair employment practices act. To the Knowledge of the Company, no wrongful discharge, retaliation, libel, slander or other Legal Proceeding by any employee of the Acquired Companies that arises out of the employment relationship between the Acquired Companies and their respective employees is pending or, to the Knowledge of the Company, is threatened against the Acquired Companies under any applicable Law.

          (c)   To the Knowledge of the Company, no employee of the Acquired Companies is in violation of any material term of any non-disclosure agreement, non-competition agreement or any other restrictive covenant agreement with a former employer relating to the right of any such employee to be employed by the Acquired Companies because of the nature of the business conducted by the Acquired Companies or to the use of trade secrets or proprietary information of others.

          (d)   Within the past two (2) years, none of the Acquired Companies has implemented any plant closing or layoff of employees that (in either case) required notification under the WARN Act.

        Section 3.14    Intellectual Property.

          (a)   Part 3.14(a) of the Company Disclosure Schedule sets forth a correct and complete list of all Patents, registered Marks and registered Copyrights that are owned by the Acquired Companies ("Registered Company Intellectual Property Assets").

          (b)   Except as set forth in Part 3.14(b) of the Company Disclosure Schedule and as would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect:

              (i)  one of the Acquired Companies exclusively owns the Company Intellectual Property Assets, free and clear of all Liens;

             (ii)  all Registered Company Intellectual Property Assets have been duly maintained (including the payment of maintenance fees) and are not expired, cancelled or abandoned and, to the Knowledge of the Company, are valid and enforceable, except for issuances, registrations or applications that the applicable Acquired Company has permitted to expire or has cancelled or abandoned in its reasonable business judgment;

            (iii)  there are no pending or, to the Knowledge of the Company, threatened claims in writing against the Acquired Companies alleging that the operation of the business of such the Acquired Company as currently conducted infringes the rights of any Person in or to any Intellectual Property Assets ("Company Third Party IP Rights") or that any of the Company Intellectual Property Assets are invalid or unenforceable;

            (iv)  to the Knowledge of the Company, the operation of the business of the Acquired Companies as currently conducted does not infringe the rights of any Person in or to any Company Third Party IP Rights; and

             (v)  to the Knowledge of the Company, there is no infringement by any Person of any of the Company Intellectual Property Assets.

        Section 3.15    Insurance.

          (a)   The Company has made available to Parent the material insurance policies held by, or for the benefit of the Acquired Companies as of the date of this Agreement. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) all insurance policies maintained by the Acquired Companies are in full force and effect, (ii) all premiums due and payable thereon have been paid, and (iii) none of the Acquired Companies is in breach of or default under any of such insurance policies.

          (b)   From January 1, 2016 through the date hereof, none of the Acquired Companies has received any written communication notifying any of the Acquired Companies of any (i) premature cancellation or invalidation of any material insurance policy held by any Acquired Company (except with respect to policies that have been replaced with similar policies), (ii) written refusal of any coverage or rejection of any material claim under any material insurance policy held by the Acquired Companies or (iii) other than increases commencing in April 2018, material adjustment in the amount of the premiums payable with respect to any material insurance policy held by the Company. Except as set forth in Part 3.15(b) of the Company Disclosure Schedule, as of the date hereof, there is no pending material claim by any Acquired Company against any insurance carrier under any insurance policy held by any Acquired Company.

        Section 3.16    Authority; Binding Nature of Agreement.

          (a)   The Company has the requisite real estate investment trust power and authority to enter into and to perform its obligations under this Agreement and, subject to the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Company Common Shares entitled to vote on the matter at the Company Shareholders Meeting to approve this Agreement (the "Company Shareholder Approval"), to consummate the Transactions. The Company Board has duly adopted resolutions (i) approving and declaring advisable this Agreement and the Mergers and the other Transactions, (ii) approving the execution, delivery and performance of this Agreement and, subject to obtaining the Company Shareholder Approval, the consummation by the Company of the Transactions, including the Company Merger, (iii) directing that, subject to the terms and conditions of this Agreement, the Company Merger be submitted to the shareholders of the Company for their approval, and (iv) resolving to, subject to the terms and conditions of this Agreement, recommend the approval of the Company Merger by the shareholders of the Company (the "Company Board Recommendation"), which resolutions, except as permitted under Section 5.2, have not been subsequently rescinded, withdrawn or modified in a manner adverse to Parent. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly authorized by all necessary trust or corporate action on the part of the Company, and no other trust or corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance by the Company of this Agreement other than, with respect to consummation of the Company Merger, obtaining the Company Shareholder Approval. This Agreement has been duly executed and delivered on behalf of the Company Parties and, assuming the due authorization, execution and delivery of this Agreement on behalf of the Parent Parties, constitutes the valid and binding obligation of the Company Parties, enforceable against the Company Parties in accordance with its terms, subject to the Bankruptcy and Equity Exception.

          (b)   The Operating Partnership has the requisite power and authority to enter into and to perform its obligations under this Agreement and to consummate the Transactions. The Company, as the general partner of the Operating Partnership, has (i) determined that the Transactions are in the best interests of, the Operating Partnership and its limited partners, (ii) declared that this Agreement is advisable, and (iii) authorized and approved the execution, delivery and performance of this Agreement by the Operating Partnership. The execution and delivery of this Agreement by the Operating Partnership and the consummation by the Operating Partnership of the Transactions have been duly authorized by all necessary action on the part of the Operating Partnership, and no other proceedings on the part of the Operating Partnership are necessary to authorize this Agreement or to consummate the Transactions.

        Section 3.17    Vote Required.     The Company Shareholder Approval is the only vote or consent of the holders of any class of securities of the Company necessary to approve the Company Merger and the other Transactions. The Company, as the sole general partner of the Operating Partnership and as a limited partner, has approved this Agreement and the Partnership Merger, and such approval is the only approval necessary from the holders of any class of securities of the Operating Partnership for the approval of this Agreement, the Partnership Merger and the other Transactions.

        Section 3.18    Non-Contravention; Consents.     Except in the case of clauses (b) and (c), for violations and defaults that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect and as set forth on Part 3.18 of the Company Disclosure Schedule, the execution and delivery of this Agreement by the Company Parties and the consummation by the Company Parties of the Transactions will not: (a) cause a violation of any of the provisions of the Organizational Documents of any Acquired Company; (b) cause a violation by the Acquired Companies of any Law applicable to the business of any Acquired Company; or (c) require any consent, notice or approval under, violate, conflict with, result in any breach of, or constitute a default under (with or without notice or lapse of time, or both), or result in termination or give to others any right of termination, vesting, amendment, acceleration, notification, cancellation, purchase or sale under or result in the triggering of any payment or creation of a Lien (other than a Company Permitted Lien) upon any of the respective properties or assets (including rights) of any Acquired Company, pursuant to, any Contract to which any Acquired Company is a party (or by which any of their respective properties or assets (including rights) are bound) or any Company Permit. Except as may be required by the Exchange Act, the MRL, the MD LLC Act, the DRULPA, the listing requirements of the NYSE, and such filings with the SEC as may be required to be made by the Company in connection with this Agreement and the Mergers, including (i) a joint proxy statement in preliminary and definitive form relating to the Company Shareholders Meeting and the Parent Shareholders Meeting (together with any amendments or supplements thereto, the "Joint Proxy Statement") and (ii) a registration statement on Form S-4 pursuant to which the issuance of Parent Common Shares in the Company Merger and the issuance of Parent Series E Preferred Shares and Parent Series F Preferred Shares will be registered pursuant to the Securities Act and in which the Joint Proxy Statement will be included (together with any amendments or supplements thereto, the "Form S-4"), none of the Company Parties is required to make any filing with or to obtain any consent from any Person at or prior to the Company Merger Effective Time in connection with the execution and delivery of this Agreement by the Company Parties or the consummation by the Company Parties of the Transactions, except where the failure to make any such filing or obtain any such consent would not reasonably be expected to have a Company Material Adverse Effect.

        Section 3.19    Information in the Joint Proxy Statement.     None of the information supplied or to be supplied in writing by or on behalf of the Acquired Companies for inclusion or incorporation by reference into (i) the Form S-4 will, at the time the Form S-4 is filed with the SEC, at any time the Form S-4 is amended or supplemented or at the time the Form S-4 is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated

therein or necessary to make the statements therein not misleading, or (ii) the Joint Proxy Statement will, on the date the Joint Proxy Statement is first mailed to the shareholders of the Company and of Parent, at the time of the Company Shareholder Meeting, at the time of the Parent Shareholder Meeting and at the time the Form S-4 is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. All documents that the Company is responsible for filing with the SEC in connection with the Transactions, to the extent relating to the Acquired Companies or other information supplied by or on behalf of the Acquired Companies for inclusion therein, will comply as to form, in all material respects, with the provisions of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder and each such document required to be filed with any Governmental Entity (other than the SEC) will comply in all material respects with the provisions of any applicable Law as to the information required to be contained therein. The representations and warranties contained in this Section 3.19 will not apply to statements or omissions included in the Form S-4 or the Joint Proxy Statement to the extent based upon information supplied to the Company by or on behalf of the Parent Parties.

        Section 3.20    Opinion of Financial Advisor.     The Company Board has received from each of (i) Citigroup Global Markets Inc. ("Citigroup") and (ii) Goldman Sachs & Co. LLC ("Goldman Sachs") an opinion, to the effect that, as of the date of such opinion and based upon and subject to the assumptions, qualifications, matters and limitations set forth therein, the Merger Consideration to be paid to the holders of Company Common Shares, other than Parent or any Affiliate of Parent, pursuant to this Agreement is fair, from a financial point of view, to such holders. A signed copy of each such opinion shall be made available to Parent as soon as practicable after receipt thereof by the Company, for information purposes only.

        Section 3.21    Brokers.     Except for Citigroup and Goldman Sachs, there are no investment bankers, brokers or finders that have been retained by or are authorized to act on behalf of the Company Parties who are entitled to any banking, broker's, finder's or similar fee or commission in connection with the Mergers and the other Transactions. The Company has made available to Parent true and complete copies of all Contracts between the Company Parties and Citigroup, and between the Company Parties and Goldman Sachs, relating to the Transactions, which agreements disclose all fees payable thereunder.

        Section 3.22    Investment Company Act.     None of the Acquired Companies is required to be registered as an investment company under the Investment Company Act of 1940, as amended.

        Section 3.23    Takeover Statutes.     (a) The Company Board has taken all action necessary to render inapplicable to the Company Merger the restrictions on business combinations contained in Subtitle 6 of Title 3 of the Maryland General Corporation Law (the "MGCL"), (b) the restrictions on control share acquisitions contained in Subtitle 7 of Title 3 of the MGCL are not applicable to the Company Merger and (c) to the Knowledge of the Company, no other "business combination," "control share acquisition," "fair price," "moratorium" or other similar antitakeover statutes or regulations enacted under state or federal Laws in the United States applicable to the Company Parties, including the DRULPA (collectively, "Takeover Statutes") are applicable to the Mergers or the other Transactions.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE PARENT PARTIES

        Except (x) as disclosed in the Parent Disclosure Schedule (it being acknowledged and agreed that disclosure of any item in any Part or sub-Part of the Parent Disclosure Schedule shall be deemed disclosed with respect to any other Part or sub-Part of the Parent Disclosure Schedule to the extent that the relevance of any disclosed event, item or occurrence in the Parent Disclosure Schedule to such other Part or sub-Part is reasonably apparent on its face as to matters and items that are the subject of the corresponding representation or warranty in this Agreement), and (y) as set forth in the Parent SEC Documents furnished or filed with the SEC prior to the date hereof to the extent it is reasonably apparent that any such disclosure set forth in such Parent SEC Documents would qualify the representations and warranties contained herein, and further excluding from the Parent SEC Documents any risk factor disclosures, disclosures about market risk or other cautionary, predictive or forward-looking disclosures contained therein (other than those disclosures which relate to specific historical events or circumstances affecting Parent), the Parent Parties jointly and severally represent and warrant to the Company Parties as follows:

        Section 4.1    Organization and Good Standing; Subsidiaries.

          (a)   Each of the Parent Companies (i) is a corporation or other Entity that is duly incorporated or organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the Law of its jurisdiction of incorporation or organization, as applicable, (ii) has full corporate (or, in the case of any Entity that is not a corporation, other) power and authority to own, lease and operate its properties and assets and to conduct its business as presently conducted and (iii) is duly qualified or licensed to do business as a foreign Entity and is in good standing (with respect to jurisdictions that recognize such concept) in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except, with respect to clauses (ii) and (iii), where the failure to be so qualified or licensed would not reasonably be expected to have a Parent Material Adverse Effect.

          (b)   Part 4.1(b) of the Parent Disclosure Schedule identifies each Subsidiary of Parent and indicates its jurisdiction of organization or incorporation and the ownership interest (and percentage interest) of the Parent Parties or their Subsidiaries, as applicable, in such Subsidiary. None of the Parent Companies owns any capital stock of, or any equity interest of, or any equity interest of any nature in, any other Entity, other than in the Parent Companies.

        Section 4.2    Organizational Documents.     Parent has made available to Company (or included as an exhibit to the Parent SEC Documents) accurate and complete copies of the Organizational Documents of Parent, Parent OP and each other material Subsidiary of Parent, each as amended to date, and each as so provided was duly adopted and is in full force and effect. Neither Parent nor Parent OP, as applicable, is in violation of any of the provisions of its Organizational Documents. As of any date following the date hereof, notwithstanding anything in this Agreement to the contrary and notwithstanding anything set forth in the Parent Disclosure Schedule, neither Parent nor any of its Subsidiaries has filed for bankruptcy or filed for reorganization under the U.S. federal bankruptcy Law or similar state or federal Law, become insolvent or become subject to conservatorship or receivership.

        Section 4.3    Capitalization.

          (a)   The authorized shares of beneficial interest of Parent, as of the close of business on September 5, 2018 (the "Parent Capitalization Date"), consist of: (i) 500,000,000 Parent Common Shares, of which 69,039,917 were issued and outstanding; and (ii) 100,000,000 Parent Preferred Shares, of which (A) 5,200,000 Parent Series C Preferred Shares are authorized, of which 5,000,000 were issued and outstanding as of the Parent Capitalization Date, and (B) 5,000,000 Parent Series D Preferred Shares are authorized, of which 5,000,000 were issued and outstanding as of the Parent Capitalization Date (the Parent Common Shares and the Parent Preferred Shares are collectively referred to herein as the "Parent Capital Shares"). As of the Parent Capitalization Date, 719,994 Parent Common Shares were reserved for issuance pursuant to awards outstanding under the Parent Equity Plan; and 1,567,553 Parent Common Shares were available for grant under the Parent Equity Plan. All of the outstanding Parent Capital Shares have been duly authorized and validly issued, and are fully paid and nonassessable. All Parent Common Shares to be issued as the Merger Consideration, all Parent Series E Preferred Shares and Parent Series F Preferred Shares to be issued as the Series I Preferred Share Merger Consideration and the Series J Preferred Share Merger Consideration, as applicable, when so issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. None of Parent's Subsidiaries owns any Parent Capital Shares. From the Parent Capitalization Date until the date of this Agreement, no Parent Capital Shares or Parent Compensatory Awards have been issued or granted.

          (b)   Except as set forth in Part 4.3(b) of the Parent Disclosure Schedule, (i) none of the outstanding Parent Common Shares are entitled or subject to any preemptive right, right of repurchase, right of participation or any similar right; (ii) none of the outstanding Parent Common Shares are subject to any right of first refusal in favor of any of the Parent Companies; and (iii) there is no Contract to which any of the Parent Companies is a party relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any Parent Common Shares. Except as provided in Part 4.3(b) or Part 4.3(d) of the Parent Disclosure Schedule, none of the Parent Companies is under any obligation, nor is any of the Parent Companies bound by any Contract pursuant to which it will become obligated, to repurchase, redeem or otherwise acquire any outstanding Parent Common Shares or other securities.

          (c)   Except as set forth on Part 4.3(c) of the Parent Disclosure Schedule, there is no Indebtedness of the Parent Companies issued and outstanding having the right to vote (or convertible or exercisable or exchangeable for securities having the right to vote) on any matters on which shareholders of Parent may vote.

          (d)   Except as set forth in this Section 4.3, for the Parent Compensatory Awards outstanding on the Parent Capitalization Date, the redemption and conversion features of the Parent OP Units and for changes since the Parent Capitalization Date resulting from the exercise or settlement of Parent Compensatory Awards outstanding on such date or granted thereafter as permitted under Section 5.2(b), there is no: (i) outstanding subscription, option, call, warrant or other right (whether or not currently exercisable) to acquire any shares of beneficial interest, restricted share units, share-based performance units, phantom shares, share appreciation rights, profit participation rights or any other right that is linked to, or the value of which is based on or derived from, the value of any shares of beneficial interest of Parent or other securities of any of the Parent Companies; (ii) outstanding security, instrument, bond, debenture or note that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of any of the Parent Companies; or (iii) shareholder rights plan (or similar plan commonly referred to as a "poison pill") or Contract under which any Parent Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities.

          (e)   Except as provided in Section 4.3(e) and except as set forth Part 4.3(e) of the Parent Disclosure Schedule, Parent or another of its Subsidiaries owns, directly or indirectly, all of the issued and outstanding shares of share capital or other equity securities of each of the Parent Companies, free and clear of any Liens other than transfer and other restrictions under applicable federal and state securities Laws and restrictions in the organizational documents of the Parent Parties or their Subsidiaries, and all of such outstanding shares or other equity securities have been duly authorized and validly issued and are fully paid, nonassessable (as applicable) and free of preemptive rights. Except (i) pursuant to the Organizational Documents of Parent, Parent OP and each other material Subsidiary of Parent, (ii) for equity securities and other instruments (including loans) in wholly owned Subsidiaries and (iii) as set forth in Part 4.3(e) of the Parent Disclosure Schedule, neither the Parent Parties nor any of their Subsidiaries has any obligation to acquire any equity interest in another Person, or to make any investment (in each case, in the form of a loan, capital contribution or similar transaction) in, any other Person (including any Subsidiary of Parent).

          (f)    As of the Parent Capitalization Date, Parent OP had outstanding: (i) in addition to Parent OP Common Units held by Parent, 236,351 Parent OP Common Units, each of which was redeemable in exchange for cash, or at Parent's option, one Parent Common Share as of the Parent Capitalization Date, subject to the terms and conditions of the Parent OP Agreement; and (ii) 10,000,000 Parent OP Preferred Units held by Parent, of which (A) 5,000,000 Parent OP Series C Preferred Units are outstanding, each of which was redeemable in exchange for one Parent Series C Preferred Share as of the Parent Capitalization Date, subject to the terms and conditions of the Parent OP Agreement and (B) 5,000,000 Parent OP Series D Preferred Units are outstanding, each of which was redeemable in exchange for one Parent Series D Preferred Share as of the Parent Capitalization Date, subject to the terms and conditions of the Parent OP Agreement. All of the outstanding Parent OP Units have been duly authorized and validly issued, and are fully paid and nonassessable. All Parent OP Common Units, Parent OP Series E Preferred Units and Parent OP Series F Preferred Units to be issued in connection with the Partnership Merger, when so issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. Parent is the sole general partner of Parent OP and, as of the date hereof, owns approximately 99.66% of the Parent OP Common Units as well as 100% of the Parent OP Preferred Units. Part 4.3(f) of the Parent Disclosure Schedule sets forth a list of all other holders of the Parent OP Common Units, and the exact number and type (e.g., general or limited) of Parent OP Common Units held. Except as set forth in Part 4.3(f) of the Parent Disclosure Schedule, there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate Parent OP to issue, transfer or sell any partnership interests of Parent OP. Except as set forth in Part 4.3(f) of the Parent Disclosure Schedule, there are no outstanding contractual obligations of Parent OP to issue, repurchase, redeem or otherwise acquire any partnership interests of Parent OP or any securities convertible into or exchangeable for any partnership interests of Parent OP. Except as set forth in Part 4.3(f) of the Parent Disclosure Schedule, Parent OP interests owned by Parent are free and clear of any Liens and subject only to the restrictions on transfer set forth in the Parent OP Agreement, and those imposed by applicable securities laws. From the Parent Capitalization Date until the date of this Agreement, no Parent OP Units have been issued or granted.

          (g)   All dividends or other distributions on the Parent Capital Shares, the Parent OP Common Units and the Parent OP Preferred Units and any dividends or other distributions on any securities of any of Parent's Subsidiaries that have been authorized or declared prior to the date hereof have been paid in full (except to the extent such dividends have been publicly announced and are not yet due and payable).

          (h)   As of the date of this Agreement, there is no outstanding Indebtedness for borrowed money of Parent and its Subsidiaries in excess of $5,000,000 in principal amount, other than Indebtedness in the principal amounts identified by instrument in Part 4.3(h) of the Parent Disclosure Schedule.

        Section 4.4    SEC Filings; Financial Statements.

          (a)   All reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) required to be filed or furnished by the Parent Parties with the SEC since January 1, 2016 (as they may have been supplemented, modified or amended since the time of filing, including those filed or furnished subsequent to the date hereof) (the "Parent SEC Documents"), have been filed with or furnished to the SEC on a timely basis. As of the time it was filed with or furnished to the SEC (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing): (i) each of the Parent SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act (as the case may be); and (ii) none of the Parent SEC Documents contained when filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) any untrue statement of a material fact or omitted, as the case may be, to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of Parent's Subsidiaries is currently subject to the periodic reporting requirements of the Exchange Act. Parent is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act.

          (b)   The audited consolidated financial statements and unaudited consolidated interim financial statements of Parent (including, in each case, any related notes or schedules thereto) and the consolidated Subsidiaries of Parent contained or incorporated by reference in the Parent SEC Documents: (i) complied in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q, Form 8-K or any successor form under the Exchange Act, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments); and (iii) fairly present, in all material respects, the financial position of the Parent Parties and their consolidated Subsidiaries as of the respective dates thereof and the results of their operations and their cash flows for the periods covered thereby. No financial statements of any Person other than the Parent Companies are required by GAAP to be included in the consolidated financial statements of Parent.

          (c)   Parent has designed and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) intended to provide reasonable assurances regarding the reliability of financial reporting for the Parent Companies. Parent has designed disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to provide reasonable assurance that material information required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and is accumulated and communicated to Parent's management as appropriate to allow timely decisions regarding required disclosure.

          (d)   Parent is in compliance in all material respects with all current listing requirements of the NYSE.

          (e)   None of the Parent Companies has effected, entered into or created any securitization transaction or "off-balance sheet arrangement" (as defined in Item 303(c) of Regulation S-K under the Exchange Act) where the result, purpose or intended effect of such transaction or arrangement is to avoid disclosure of any material transaction involving, or material Liabilities of, the Parent Companies in their published financial statements or other Parent SEC Documents.

          (f)    As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Parent SEC Documents. Parent has made available to the Company all comment letters and all material correspondence between the SEC, on the one hand, and Parent or Parent OP, on the other hand, since January 1, 2016. As of the date hereof, to Parent's Knowledge, none of the Parent SEC Documents is the subject of ongoing SEC review.

          (g)   Except as permitted by the Exchange Act, including Sections 13(k)(2) and (3), since the enactment of the Sarbanes-Oxley Act, none of the Parent Companies has made or permitted to remain outstanding any "extensions of credit" (within the meaning of Section 402 of the Sarbanes-

  Oxley Act) or prohibited loans to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or trustee of Parent.

          (h)   As of the date hereof, none of the Parent Companies has liabilities of the type required to be disclosed in the liabilities column of a balance sheet prepared in accordance with GAAP, except for: (i) Liabilities disclosed in the financial statements as of June 30, 2018 (including any related notes) contained in the Parent SEC Documents filed with the SEC before the date of this Agreement; (ii) Liabilities incurred in the ordinary course of business consistent with past practice in all material respects since June 30, 2018; (iii) Liabilities to perform under Contracts entered into by the Parent Companies; (iv) Liabilities that have not had, and would not, individually or in the aggregate, reasonably be expected to have, a Parent Material Adverse Effect; and (v) Liabilities and obligations incurred in connection with the Transactions.

        Section 4.5    Absence of Certain Changes.     Since December 31, 2017 through the date hereof (a) the Parent Companies have conducted their businesses in all material respects in the ordinary course consistent with past practice, (b) since and through such dates, there has not been any Effect that has had or would not, individually or in the aggregate, reasonable be expected to have, a Parent Material Adverse Effect and (c) except for regular quarterly cash dividends or other distributions on the Parent Capital Shares and Parent OP Units, there has not been any declaration, setting aside for payment or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any Parent Capital Shares or Parent OP Units.

        Section 4.6    Properties.

          (a)   Subject to the immediately succeeding sentence, Part 4.6(a) of the Parent Disclosure Schedule lists the common street address for all real property owned by the Parent Companies in fee as of the date hereof (the "Parent Owned Real Property") and sets forth the Subsidiary owning such Parent Owned Real Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, the Parent Companies have good and valid fee simple title to all Parent Owned Real Property, in each case free and clear of all Liens except for Parent Permitted Liens.

          (b)   Subject to the immediately succeeding sentence, Part 4.6(b) of the Parent Disclosure Schedule lists the common street address for all real property in which a Parent Company holds a ground lease interest in any real property (the "Parent Ground Leased Real Property"), each ground lease (or ground sublease) with a Third Party pursuant to which any Parent Company is a lessee (or sublessee) as of the date hereof, including each amendment or guaranty related thereto (individually, a "Parent Ground Lease" and collectively, "Parent Ground Leases") and the applicable Parent Company holding such leasehold interest. Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, the Parent Companies hold a good and valid leasehold interest in the Parent Ground Leased Real Property free and clear of all Liens except for Parent Permitted Liens. Accurate and complete copies of the Parent Ground Leases have been made available to the Company.

          (c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, to the Knowledge of Parent, as of the date hereof, none of the Parent Companies has received any written notice to the effect that any condemnation or rezoning proceedings are pending or threatened, with respect to any of the Parent Real Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, the Parent Companies have good and marketable title to, or a valid and enforceable leasehold interest in, all material personal property held or used by them at the Parent Real Property, free and clear of all Liens other than Parent Permitted Liens.

          (d)   Except as set forth in Parent Management Agreement Documents, no Parent Company is a party to any material agreement pursuant to which a Person other than a Parent Company manages or manages the development of any of the Parent Real Property that is not terminable without cost or penalty by the Parent Companies within 30 days.

          (e)   Except as set forth on Part 4.6(e) of the Parent Disclosure Schedule, as of the date hereof, (i) no Parent Company has exercised any Parent Transfer Right with respect to any real property or Person in an amount in excess of $1,000,000, individually or in the aggregate, which transaction has not yet been consummated and (ii) no Third Party has exercised in writing any Parent Transfer Right with respect to any Parent Subsidiary or Parent Real Property, which transaction has not yet been consummated.

          (f)    Part 4.6(f) of the Parent Disclosure Schedule lists each real property or leasehold interest in any ground lease (or sublease) conveyed, transferred, assigned or otherwise disposed of by any Parent Company since January 1, 2014, except for easements or similar interests. Other than as set forth in Part 4.6(f) of the Parent Disclosure Schedule, to the Knowledge of Parent, as of the date hereof, no Parent Company has received any written notice of any outstanding claims under any Parent Prior Sale Agreements which would reasonably be expected to result in liability to any Parent Company in an amount, in the aggregate, in excess of $500,000. To the Parent's Knowledge, none of the Parent Companies has received any written notice of any outstanding violation of any Law, including zoning regulation or ordinance, building or similar law, code, ordinance, order or regulation, for any Parent Real Property, in each case which has had, or would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

        Section 4.7    Environmental Matters.     Except for such matters that individually or in the aggregate would not reasonably be expected to have a Parent Material Adverse Effect (i) each of the Parent Companies is in compliance with all Environmental Laws applicable to its operations as currently conducted and possesses and is in compliance with all Environmental Permits applicable to its operations as currently conducted; (ii) there are no Environmental Claims pending or, to the Knowledge of Parent, threatened in writing against any of the Parent Companies; (iii) none of the Parent Companies has received any written claim or written notice of violation from any Governmental Entity or any other Person alleging that such Parent Company is in violation of, or liable under, any Environmental Law, the subject of which remains unresolved (or resolved with any remaining obligations), and to the Knowledge of Parent, no such claim or notice has been threatened in writing; and (iv) (x) none of the Parent Companies has released any Hazardous Materials at any location, and (y) to the Knowledge of Parent, there has been no release of any Hazardous Materials and Hazardous Materials are not otherwise present at any Parent Real Property, in each case, in an amount or manner that would reasonably be expected to result in an Environmental Claim against or liability of any of the Parent Companies. All environmental reports, assessments and audits in the possession or reasonable control of the Parent Companies, in each case containing information that would reasonably be expected to be material to the Parent Companies, taken as a whole, have been made available to the Company.

        Section 4.8    Material Contracts.

          (a)   All Contracts, including amendments thereto, required to be filed as an exhibit to any Parent SEC Documents filed on or after January 1, 2017 pursuant to the Exchange Act of the type described in Item 601(b)(10) of Regulation S-K promulgated by the SEC have been filed. All such filed Contracts shall be deemed to have been made available to the Company.

          (b)   Other than the Contracts described in Section 4.8(a), Part 4.8(b) of the Parent Disclosure Schedule sets forth a complete list, except for this Agreement, in each case as of the date hereof, of each Contract (or the accurate description of principal terms on case of oral Contracts), including all amendments, supplements and side letters thereto that modify each such Contract in any material respect, to which any of the Parent Companies is a party to or by which it is bound or to which any of their respective assets is subject (other than any of the foregoing solely between Parent and any of the wholly-owned Parent Companies or solely between any wholly-owned Parent Companies) that:

              (i)  is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act);

             (ii)  is a (A) limited liability company agreement, partnership agreement or joint venture agreement or similar Contract or (B) Parent Management Agreement Document, Parent Franchise Agreement Document, Material Parent Space Lease, Parent Ground Lease or Material Parent Lease;

            (iii)  contains covenants of any Parent Company purporting to limit, in any material respect, either the type of business in which Parent or any of its Subsidiaries or any of their affiliates may engage or the geographic area in which any of them may so engage, other than exclusive lease provisions, non-compete provisions and other similar leasing restrictions entered into by Parent or any of its Subsidiaries in the ordinary course of business consistent with past practice, contained in the Material Parent Leases or contained in other recorded documents by which real property was conveyed by Parent to any user;

            (iv)  evidences Indebtedness for borrowed money in excess of $5,000,000 of any of the Parent Companies, whether unsecured or secured;

             (v)  provides for the pending purchase or sale, option to purchase or sell, right of first refusal, right of first offer or other right to purchase, sell, dispose of, or ground lease, by merger, purchase or sale of assets or stock or otherwise, any real property (including any Parent Owned Real Property or any portion thereof) including any Parent Prior Sale Agreement;

            (vi)  other than the Parent OP Agreement, contains a put, call or similar right pursuant to which any of the Parent Companies could be required to purchase or sell, as applicable, any equity interests of any Person or assets that have a fair market value or purchase price of more than $5,000,000;

           (vii)  (x) requires any of the Parent Companies to provide any funds to or make any investment in (in each case, in the form of a loan, capital contribution or similar transaction) any other Parent Company or other Person in excess of $2,000,000 or (y) evidences a loan (whether secured or unsecured) made to any other Person in excess of $2,000,000;

          (viii)  relates to the settlement (or proposed settlement) of any pending or threatened Legal Proceeding, other than any settlement that provides solely for the payment of less than $1,000,000;

            (ix)  would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act;

             (x)  relates to the sale or transfer or potential sale or transfer of any Company Real Property; or

            (xi)  except to the extent such Contract is described in the clauses above, is a Parent Benefit Plan or is terminable by the Parent Companies within 180 days, calls for (A) aggregate payments by, or other consideration from, any of the Parent Companies of more than $7,500,000 over the remaining term of such Contract or (B) annual aggregate payments by, or other consideration from, any of the Parent Companies of more than $5,000,000.

          (c)   Each Contract, arrangement, commitment or understanding of the type described above in Section 4.8(b), whether or not set forth in Part 4.8(b) of the Parent Disclosure Schedule, is referred to herein as a "Parent Material Contract". Parent has made available to the Company true and complete copies of all Parent Material Contracts as of the date hereof, including amendments and supplements thereto. As of the date hereof, all of the Parent Material Contracts are valid and binding on the Parent Companies, as the case may be, and, to the Knowledge of Parent, each other party thereto, as applicable, and in full force and effect, except as may be limited the Bankruptcy and Equity Exception. No Parent Company has, and to the Knowledge of Parent, none of the other parties thereto have, violated any provision of, or committed or failed to perform any act, and no event or condition exists, which with or without notice, lapse of time or both would constitute a default under the provisions of any Parent Material Contract, except in each case for those violations and defaults which, individually or in the aggregate, would not reasonably be expected to result in a Parent Material Adverse Effect and, as of the date hereof, no Parent Company has received written notice of any of the foregoing.

        Section 4.9    Permits; Compliance.

          (a)   Each of the Parent Companies is in possession of all Permits necessary for the Parent Companies to own, lease and operate its properties and assets (including the Parent Real Property), and to carry on and operate its businesses as currently conducted (including giving effect to the Parent Management Agreement Documents and Parent Franchise Agreement Documents) (the "Parent Permits"), and all such Parent Permits are in full force and effect, in each case except where the failure to have, or the failure to be in full force and effect of, any Parent Permits would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. No suspension or cancellation of any Parent Permits is pending or, to the Knowledge of Parent, threatened in writing and no such suspension or cancellation will result from the Transactions, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

          (b)   Each of the Parent Companies is in compliance with all Laws applicable to its businesses, except where the failure to comply with such Laws would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. To the Knowledge of Parent, no investigation by any Governmental Entity with respect to Parent or any of the Parent Companies is pending, except for such investigations the outcomes of which, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect. None of the Parent Companies has, during the one-year period prior to the date hereof: (i) received any written notice from any Governmental Entity regarding any material violation by the Parent Companies of any Law; or (ii) provided any written notice to any Governmental Entity regarding any material violation by any of the Parent Companies of any Law, which notice in either case remains outstanding or unresolved as of the date hereof, except for such notices that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. No representation or warranty is made in this Section 4.9(b) with respect to environmental matters.

          (c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, neither the Parent Companies nor, to Parent's Knowledge, any trustee, director, officer or employee of any of the Parent Companies in their capacity as such, has (i) knowingly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) unlawfully offered or provided, directly or indirectly, anything of value to (or received anything of value from) any foreign or domestic government employee or official or any other Person, or (iii) taken any action, directly or indirectly, that would constitute a violation in any material respect by such Persons of the FCPA, including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

        Section 4.10    Legal Proceedings; Orders.

          (a)   Except for Transaction Litigation, there is no Legal Proceeding pending (or, to the Knowledge of Parent, threatened) against any of the Parent Companies that, individually or in the aggregate, would reasonably be expected to have a Parent Material Adverse Effect.

          (b)   There is no material Order, specific to any of the Parent Companies under which any of them is subject to ongoing obligations that, individually or in the aggregate, would reasonably be expected to have a Parent Material Adverse Effect.

          (c)   To the Knowledge of Parent, there is no pending or threatened investigation by any Governmental Entity with respect to any of the Parent Companies that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

          (d)   As of immediately prior to the date of this Agreement, there is no Legal Proceeding pending (or, to the Knowledge of Parent, threatened) against any of the Parent Companies seeking to prevent, hinder, modify, delay or challenge the Mergers or any of the Transactions.

        Section 4.11    Tax Matters.

          (a)   Each of the Parent Companies has timely filed (or had filed on their behalf) all income and all other material Tax Returns required to be filed by any of them (after giving effect to any filing extension granted by a Governmental Entity), and all such filed Tax Returns are correct, complete and accurate in all material respects. All material Taxes payable by or on behalf of each of the Parent Companies (whether or not shown on a Tax Return) have been fully and timely paid or adequately provided for in accordance with GAAP, and adequate reserves or accruals for Taxes have been provided in accordance with GAAP with respect to any period for which Tax Returns have not yet been filed or for which Taxes are not yet due and owing or for which Taxes are being contested in good faith. No power of attorney with respect to any Tax matter is currently in force.

          (b)   Parent (i) for all taxable years commencing with its taxable year ended December 31, 2009 through December 31, 2017 has been subject to taxation as a REIT within the meaning of Section 856 of the Code and has been organized and operated in conformity with all requirements to qualify as a REIT for such years, (ii) has operated from and including January 1, 2018, to the date hereof, and intends to continue to operate until the Closing, in such a manner as to permit it to continue to qualify as a REIT, and (iii) has not taken or omitted to take any action which would reasonably be expected to result in Parent's failure to qualify as a REIT, and no challenge to Parent's status or qualification as a REIT is pending or, to Parent's Knowledge, threatened in writing. Part 4.11(b) of the Parent Disclosure Schedule sets forth each Subsidiary of Parent and its classification for U.S. federal income tax purposes as of the date hereof. Each entity that is listed in Part 4.11(b) of the Parent Disclosure Schedule as a partnership, joint venture, or limited liability company has, since the later of the date of its formation and the date on which Parent acquired an interest in such entity, been treated for U.S. federal income tax purposes as a partnership or disregarded entity, as the case may be, and not as a corporation or an association taxable as a corporation. Each entity that is listed in Part 4.11(b) of the Parent Disclosure Schedule as a corporation has, since the later of the date of its formation or the date on which Parent acquired an interest in such entity, been treated for U.S. federal income tax purposes as a REIT, a QRS or a TRS as set forth on such schedule. Each entity that is listed in Part 4.11(b) of the Parent Disclosure Schedule as a REIT has been, since the date of its formation, treated as a REIT or disregarded entity for U.S. federal income tax purposes. Except as set forth in Part 4.11(b) of the Parent Disclosure Schedule, Parent does not directly or indirectly hold any asset the disposition of which would subject it to Tax on built-in gain pursuant to IRS Notice 88-19, Section 1.337(d)-7 of the Treasury Regulations, or any other temporary or final regulations issued under Section 337(d) of the Code, any elections made thereunder, or any similar rules.

          (c)   Since its taxable year ended December 31, 2009, the Parent Companies have not incurred (i) any liability for Taxes under Sections 857(b), 857(f), 860(c) or 4981 of the Code or Section 337(d) of the Code (and the applicable Treasury Regulations thereunder) or (ii) any other material liability for Taxes that have become due and that have not been previously paid other than in the ordinary course of business. Since its formation, none of the Parent Companies (other than a TRS or any subsidiary of a TRS) has engaged at any time in any "prohibited transaction" within the meaning of Section 857(b)(6) of the Code. Since its formation, none of the Parent Companies has engaged in any transaction that would give rise to "redetermined rents, redetermined deductions and excess interest" described in Section 857(b)(7) of the Code. To the Knowledge of Parent, no event has occurred, and no condition or circumstance exists, which presents a material risk that any material Tax described in the preceding sentences will be imposed on Parent or any Subsidiary of Parent.

          (d)   There are no Parent Tax Protection Agreements currently in force.

          (e)   Each of the Parent Companies: (i) is not currently the subject of any audits, examinations, investigations or other proceedings in respect of any material Tax or Tax matter by any Governmental Entity; (ii) has not received any notice in writing from any Governmental Entity that such an audit, examination, investigation or other proceeding is contemplated or pending; (iii) has not waived any statute of limitations in respect of material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency; (iv) has not received a request for waiver of the time to assess any material Taxes, which request is still pending; (v) is not contesting any liability for material Taxes before any Governmental Entity; (vi) to the Knowledge of Parent, is not subject to a claim or deficiency for any material Tax which has not been satisfied by payment, settled or been withdrawn; (vii) to the Knowledge of Parent, is not subject to a claim by a Governmental Entity in a jurisdiction where such Parent Company does not file Tax Returns that the Parent Company is or may be subject to material taxation by that jurisdiction; (viii) has no outstanding requests for any Tax ruling from any Governmental Entity and has not received a Tax ruling; and (ix) is not the subject of a "closing agreement" within the meaning of Section 7121 of the Code (or any comparable agreement under applicable state, local or foreign Tax Law).

          (f)    Each of the Parent Companies: (i) has complied in all material respects with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes, (ii) has duly and timely withheld from employee salaries, wages and other compensation and has paid over to the appropriate Governmental Entity all material amounts required to be withheld and paid over on or prior to the due date thereof under all applicable Laws, (iii) has in all material respects properly completed and timely filed all IRS Forms W-2 and 1099 required thereof, and (iv) has collected and remitted to the appropriate Governmental Entity all material sales and use Taxes, or has been furnished properly completed exemption certificates and have in all material respects maintained all such records and supporting documents in a manner required by all applicable sales and use Tax statutes and regulations.

          (g)   Parent has made available to the Company correct and complete copies of (i) all U.S. federal and other material income Tax Returns of Parent and the Parent Subsidiaries relating to the taxable periods ending since Parent's taxable year ended December 31, 2014 and (ii) any material audit report issued within the last four (4) years relating to any Taxes due from or with respect to Parent or any Parent Subsidiaries.

          (h)   None of the Parent Companies is, will be (regardless of whether the Company Merger occurs) or would be, as a result of the Transactions, required to include amounts in income, or exclude items of deduction (in either case for Tax purposes), for any Tax period as a result of (i) a change in method of Tax accounting or period; (ii) an installment sale or "open transaction" disposition; (iii) a prepaid amount received, accrued, or paid; (iv) deferred income or gain; (v) an election under Section 108(i) of the Code; (vi) Section 481 of the Code, or, in the case of each of the foregoing, any corresponding or similar provision of state, local, or non-U.S. Law; (vii) the recapture of any tax credit or other special tax benefit; or (viii) the use of any special accounting method (such as the long-term method for accounting for long-term contracts). None of the Parent Companies has pending a transaction under Section 1031 or 1033 of the Code or other tax-deferral transactions for which deferral will not be available as a result of the Transactions.

          (i)    None of the Parent Companies nor any other Person on behalf of the Parent Companies has requested any extension of time within which to file any income Tax Return, which income Tax Return has since not been filed.

          (j)    None of the Parent Companies is a party to any Tax indemnity, allocation or sharing agreement or similar agreement or arrangement, other than (i) any agreement or arrangement between Parent and any Parent Subsidiary (or between any Parent Subsidiaries), and (ii) provisions in commercial contracts not primarily relating to Taxes.

          (k)   None of the Parent Companies has participated in a "listed transaction" within the meaning of Section 1.6011-4(b)(2) of the Treasury Regulations. Except for ordinary course transactions that may be "reportable transactions" solely on account of the recognition of a tax loss that are disclosed in Part 4.11(k) of the Parent Disclosure Schedule, none of the Parent Companies has participated in any "reportable transaction" (within the meaning of Section 1.6011-4(b) of the Treasury Regulations).

          (l)    In the past two (2) years, none of the Parent Companies has been a "distributing corporation" or a "controlled corporation" in a distribution in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.

          (m)  None of the Parent Companies (i) is or has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which is/was a "taxable REIT subsidiary" (within the meaning of Section 856 of the Code)) or (ii) has any liability for the Taxes of any Person (other than another Parent Company) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee or successor, by contract, or otherwise.

          (n)   There are no Tax Liens upon any property or assets of the Parent Companies except for Permitted Liens.

          (o)   Parent does not have and will not have, as of the Closing, any current or accumulated "earnings and profits" for U.S. federal income tax purposes which would constitute "earnings and profits accumulated in any non-REIT year" (determined for purposes of Section 857(a)(2)(B) of the Code).

          (p)   Except as set forth in Part 4.11(p) of the Parent Disclosure Schedule, no Parent Subsidiary that is not a domestic corporation has ever been treated as other than a partnership or disregarded entity for U.S. federal income tax purposes, or has ever made an election on IRS Form 8832 with respect to its classification for U.S. federal income tax purposes. Without limitation of the foregoing, Parent OP is and always has been taxable as a partnership (and not as an association or publicly traded partnership taxable as a corporation) for U.S. federal income tax purposes.

          (q)   All of the liabilities of Parent OP have been incurred in the ordinary course of business.

          (r)   As of the date of this Agreement, none of the Parent Companies is aware of any fact or circumstance that could reasonably be expected to prevent the Company Merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

        Section 4.12    Employee Benefit Plans.

          (a)   Part 4.12(a) of the Parent Disclosure Schedule sets forth an accurate and complete list of each material Parent Benefit Plan.

          (b)   With respect to each Parent Benefit Plan, a complete and correct copy of each of the following documents (if applicable) has been made available to the Company: (i) the most recent plan documents and all amendments thereto and all related trust agreements or documentation pertaining to other funding vehicles (or, to the extent no such plan exists, a written summary of material terms); (ii) the most recent summary plan description, and all related summaries of material modifications thereto; (iii) the most recent IRS Form 5500 (including schedules and attachments) and financial statements; (iv) the most recent IRS determination or opinion letter issued with respect to each Parent Benefit Plan intended to be qualified under Section 401(a) of the Code; (v) the most recent financial statements and actuarial valuations, if applicable; and (vi) all material correspondence regarding the Parent Benefit Plan with any Governmental Entity.

          (c)   None of the Parent Companies maintains, sponsors, contributes to or is required to contribute to (and such entities have not, in the past six (6) years, had an obligation to contribute to) or has any Liability under or with respect to any (i) "multiemployer plan" as defined in Section 3(37) of ERISA, (ii) "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA) subject to the funding requirements of Section 412 of the Code or Title IV of ERISA, (iii) "multiple employer plan" (within the meaning of Section 210 of ERISA or Section 413(c) of the Code), (iv) "multiple employer welfare arrangement" (as such term is defined in Section 3(40) of ERISA), or (v) plan, program, Contract, policy, arrangement or agreement that provides for material post-retirement or post-termination health, life insurance or other welfare type benefits except as required under Part 6 of Subtitle B of Title I of ERISA or Section 4980B of the Code. None of the Parent Companies is or has been subject to any Liability by reason of at any time being considered a single employer with any other Person under Section 414 of the Code. None of the Parent Companies nor any Parent ERISA Affiliate has incurred any present or contingent liability under Title IV of ERISA, nor does any condition exist which would reasonably be expected to result in any such liability.

          (d)   Each Parent Benefit Plan that is intended to qualify under Section 401(a) of the Code has received a current favorable determination or opinion letter from the IRS as to its qualified status and, to the Knowledge of Parent, nothing has occurred, whether by action or failure to act, that has would reasonably be expected to adversely affect the qualification of such Parent Benefit Plan.

          (e)   The Parent Benefit Plans have been maintained, funded and administered in accordance with their terms and applicable Law, including, without limitation, ERISA and the Code, except where the failure to so maintain, fund and administer would not reasonably be expected to have a Parent Material Adverse Effect. All required payments and/or contributions (including all employer contributions and employee salary reduction contributions) have either been made or have been accrued in accordance with the terms of the applicable Parent Benefit Plan and applicable Law, including to any funds or trusts established thereunder or in connection therewith. There are no pending or, to the Knowledge of Parent, threatened, suits, Legal Proceedings, disputes, claims (other than routine claims for benefits), arbitrations, audits, investigations, administrative or other proceedings relating to any Parent Benefit Plan (other than for benefits payable in the ordinary course of business) that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

          (f)    Except as expressly set forth on the applicable clause of Part 4.12(f)(i) or (ii) of the Parent Disclosure Schedule, none of the Transactions, entry into this Agreement, or shareholder approval of this Agreement and/or the Transactions (either alone or in connection with any other event) will (i) result in, or cause the acceleration of, vesting in, increase of or payment of, any benefits or compensation under any Parent Benefit Plan or (ii) result in any payment or benefit to any Person which would constitute an "excess parachute payment" (within the meaning of Section 280G of the Code). Parent has provided or made available to the Company a written waiver, executed by each of Parent's 280G disqualified individuals who are "named executive officers", waiving any payments or benefits set forth on Part 4.12(f)(i) of the Parent Disclosure Schedule. As of the Closing, the Parent Board (or, if appropriate, any committee thereof) shall have adopted any resolutions and taken any actions which are necessary to provide that the Transactions shall not constitute a "change in control" for purposes of effecting the waivers of payments and benefits described in the previous sentence. Except as set forth on Part 4.12(f)(iii) of the Parent Disclosure Schedule, none of the Parent Companies have any obligations to gross-up, indemnify or otherwise reimburse any current or former employee, director, trustee or individual independent contractor of the Parent Companies for any Taxes incurred by such individual, including, but not limited to, Taxes incurred under Section 409A or 4999 of the Code, or any interest or penalty related thereto.

        Section 4.13    Labor Matters.     As of the date hereof, the Parent Companies are in material compliance with all applicable Law and Orders governing labor or employment.

          (a)   Except as set forth on Part 4.13 of the Parent Disclosure Schedule, no Parent Company nor, to the Knowledge of Parent, any Parent Management Company, is party to any collective bargaining agreement or similar labor agreement (excluding personal services contracts). Except as set forth on Part 4.13 of the Parent Disclosure Schedule, the employees of the Parent Companies currently are not represented by a labor union or works council and there is not, to the Knowledge of Parent, any attempt to organize any employees of the Parent Companies (including any written demand for recognition or certification by any labor organization or group of employees of any Parent Company). Except as set forth on Part 4.13 of the Parent Disclosure Schedule, to the Knowledge of Parent, no employee, independent contractor, consultant, temporary employee, leased employee or other service provider of any Parent Management Company (each, a "Parent Management Company Employee") is currently represented by a labor union or works council and there is not any attempt to organize any Parent Management Company Employee (including any written demand for recognition or certification by any labor organization or group of Parent Management Company Employees). There are no representation or certification proceedings or petitions seeking a representation proceeding presently filed with the National Labor Relations Board or any other labor relations tribunal or authority in respect of any employees of the Parent Companies or, to the Knowledge of Parent, in respect of any Parent Management Company Employees; to the Knowledge of Parent, no such representation or certification proceeding or petition seeking a representation proceeding is threatened in writing to be brought or filed. To the Knowledge of Parent, no strike, slowdown, picketing, work stoppage or other material labor dispute by the employees of the Parent Companies or by the Parent Management Company Employees has materially affected the Parent Companies or the Parent Management Companies or is being threatened in writing.

          (b)   No Legal Proceeding by any employee of the Parent Companies for unpaid wages, bonuses, commissions, employment withholding Taxes, penalties, unpaid overtime, child labor or record keeping violations is pending or, to the Knowledge of Parent, is threatened under the FLSA, the Davis Bacon Act, the Walsh Healey Act or the Service Contract Act, or any other Law. No discrimination, harassment and/or retaliation Legal Proceeding by any employee of the Parent Companies, is pending or, to the Knowledge of Parent, is threatened against the Parent Companies or any employee, officer or trustee of the Parent Companies in their capacity as such, under the 1964 Civil Rights Acts, the Equal Pay Act, the ADEA, the ADA, the FMLA, the FLSA, ERISA or any other applicable Law or comparable state fair employment practices act. To the Knowledge of Parent, no wrongful discharge, retaliation, libel, slander or other Legal Proceeding by any employee of the Parent Companies that arises out of the employment relationship between the Parent Companies and their respective employees is pending or, to the Knowledge of Parent, is threatened against the Parent Companies under any applicable Law.

          (c)   To the Knowledge of Parent, no employee of the Parent Companies is in violation of any material term of any non-disclosure agreement, non-competition agreement or any other restrictive covenant agreement with a former employer relating to the right of any such employee to be employed by the Parent Companies because of the nature of the business conducted by the Parent Companies or to the use of trade secrets or proprietary information of others.

          (d)   Within the past two (2) years, none of the Parent Companies has implemented any plant closing or layoff of employees that (in either case) required notification under the WARN Act.

        Section 4.14    Intellectual Property.

          (a)   Part 4.14(a) of the Parent Disclosure Schedule sets forth a correct and complete list of all Patents, registered Marks and registered Copyrights that are owned by the Parent Companies ("Registered Parent Intellectual Property Assets").

          (b)   Except as set forth in Part 4.14(b) of the Parent Disclosure Schedule and as would not, individually or in the aggregate, be reasonably likely to have a Parent Material Adverse Effect:

              (i)  one of the Parent Companies exclusively owns the Parent Intellectual Property Assets, free and clear of all Liens;

             (ii)  all Registered Parent Intellectual Property Assets have been duly maintained (including the payment of maintenance fees) and are not expired, cancelled or abandoned and, to the Knowledge of Parent, are valid and enforceable, except for issuances, registrations or applications that the applicable Parent Company has permitted to expire or has cancelled or abandoned in its reasonable business judgment;

            (iii)  there are no pending or, to the Knowledge of Parent, threatened claims in writing against the Parent Companies alleging that the operation of the business of such the Parent Company as currently conducted infringes the rights of any Person in or to any Intellectual Property Assets ("Parent Third Party IP Rights") or that any of the Parent Intellectual Property Assets are invalid or unenforceable;

            (iv)  to the Knowledge of Parent, the operation of the business of the Parent Companies as currently conducted does not infringe the rights of any Person in or to any Parent Third Party IP Rights; and

             (v)  to the Knowledge of Parent, there is no infringement by any Person of any of the Parent Intellectual Property Assets.

        Section 4.15    Insurance.

          (a)   Parent has made available to the Company the material insurance policies held by, or for the benefit of the Parent Companies as of the date of this Agreement. Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, (i) all insurance policies maintained by the Parent Companies are in full force and effect, (ii) all premiums due and payable thereon have been paid, and (iii) none of the Parent Companies is in breach of or default under any of such insurance policies.

          (b)   From January 1, 2016 through the date hereof, none of the Parent Companies has received any written communication notifying any of the Parent Companies of any (i) premature cancellation or invalidation of any material insurance policy held by any Parent Company (except with respect to policies that have been replaced with similar policies), (ii) written refusal of any coverage or rejection of any material claim under any material insurance policy held by the Parent Companies or (iii) material adjustment in the amount of the premiums payable with respect to any material insurance policy held by Parent. Except as set forth in Part 4.15(b) of the Parent Disclosure Schedule, as of the date hereof, there is no pending material claim by any Parent Company against any insurance carrier under any insurance policy held by any Parent Company.

        Section 4.16    Authority; Binding Nature of Agreement.

          (a)   Parent has the requisite real estate investment trust power and authority to enter into and to perform its obligations under this Agreement and, subject to the affirmative vote of not less than a majority of the votes cast by the holders of the outstanding Parent Common Shares entitled to vote on the matter at the Parent Shareholders Meeting to approve the Parent Share Issuance in connection with the Company Merger (the "Parent Shareholder Approval"), to consummate the Transactions. The Parent Board has duly adopted resolutions unanimously (i) approving and declaring advisable this Agreement and the Mergers and the other Transactions, (ii) approving the execution, delivery and performance of this Agreement and, subject to obtaining the Parent Shareholder Approval, the consummation by Parent of the Transactions, (iii) directing that, subject to the terms and conditions of this Agreement, the Parent Share Issuance be submitted to the shareholders of Parent for their approval, and (iv) resolving to, subject to the terms and conditions of this Agreement, recommend the approval of the Parent Share Issuance by the shareholders of Parent (the "Parent Board Recommendation"), which resolutions, except as permitted under Section 5.3, have not been subsequently rescinded, withdrawn or modified in a manner adverse to the Company. The execution and delivery of this Agreement by Parent and the consummation by Parent of the Transactions have been duly authorized by all necessary trust or corporate action on the part of Parent, and no other trust or corporate proceedings on the part of Parent are necessary to authorize the execution, delivery and performance by Parent of this Agreement other than, with respect to consummation of the Company Merger, obtaining the Parent Shareholder Approval. This Agreement has been duly executed and delivered on behalf of the Parent Parties and, assuming the due authorization, execution and delivery of this Agreement on behalf of the Parent Parties, constitutes the valid and binding obligation of Parent, enforceable against the Parent Parties in accordance with its terms, subject to the Bankruptcy and Equity Exception.

          (b)   Merger Sub is a newly formed, wholly-owned Subsidiary of Parent and has the requisite power and authority to enter into and to perform its obligations under this Agreement and to consummate the Transactions. Parent, as the sole member of Merger Sub, has (i) determined that the Transactions are in the best interests of Merger Sub and its sole member, (ii) declared that this Agreement is advisable and (iii) authorized and approved the execution, delivery and performance of this Agreement by Merger Sub in accordance with the MD LLC Act. The execution and delivery of this Agreement by Merger Sub and the consummation by Merger Sub of the Transactions have been duly authorized by all necessary action on the part of Merger Sub, and no other proceedings on the part of Merger Sub are necessary to authorize this Agreement or to consummate the Transactions.

          (c)   Merger OP is a newly formed, indirect wholly-owned Subsidiary of Parent OP and has the requisite power and authority to enter into and to perform its obligations under this Agreement and to consummate the Transactions. Parent OP, as the sole member of the general partner of Merger OP, has (i) determined that the Transactions are in the best interests of Merger OP and its limited partners, (ii) declared that this Agreement is advisable and (iii) authorized and approved the execution, delivery and performance of this Agreement by Merger OP. The execution and delivery of this Agreement by Merger OP and the consummation by Merger OP of the Transactions have been duly authorized by all necessary action on the part of the Merger OP, and no other proceedings on the part of Merger OP are necessary to authorize this Agreement or to consummate the Transactions.

        Section 4.17    Vote Required.     The Parent Shareholder Approval is the only vote or consent of the holders of any class of securities of Parent necessary to approve the Company Merger and the other Transactions, including the issuance of Parent Common Shares in connection with the Company Merger. Parent, as the sole general partner and as a limited partner of Parent OP, has approved this Agreement and the Partnership Merger, and such approval is the only approval necessary from the holders of any class of securities of Parent OP for the approval of this Agreement, the Partnership Merger and the other Transactions.

        Section 4.18    Non-Contravention; Consents.     Except in the case of clauses (b) and (c), for violations and defaults that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect and as set forth on Part 4.18 of the Parent Disclosure Schedule, the execution and delivery of this Agreement by the Parent Parties and the consummation by the Parent Parties of the Transactions will not: (a) cause a violation of any of the provisions of the Organizational Documents of any Parent Company; (b) cause a violation by the Parent Companies of any Law applicable to the business of any Parent Company; or (c) require any consent, notice or approval under, violate, conflict with, result in any breach of, or constitute a default under (with or without notice or lapse of time, or both), or result in termination or give to others any right of termination, vesting, amendment, acceleration, notification, cancellation, purchase or sale under or result in the triggering of any payment or creation of a Lien (other than a Parent Permitted Lien) upon any of the respective properties or assets (including rights) of any Parent Company, pursuant to, any Contract to which any Parent Company is a party (or by which any of their respective properties or assets (including rights) are bound) or any Parent Permit. Except as may be required by the Exchange Act, the MRL, the MD LLC Act, the DRULPA, the listing requirements of the NYSE, and such filings with the SEC as may be required to be made by Parent in connection with this Agreement and the Mergers, including (i) the Joint Proxy Statement and (ii) the Form S-4, none of the Parent Companies is required to make any filing with or to obtain any consent from any Person at or prior to the Partnership Merger Effective Time in connection with the execution and delivery of this Agreement by the Parent Companies or the consummation by the Parent Companies of the Transactions, except where the failure to make any such filing or obtain any such consent would not reasonably be expected to have a Parent Material Adverse Effect.

        Section 4.19    Opinion of Financial Advisor.     The Parent Board has received from Raymond James & Associates, Inc. ("Raymond James") an opinion, to the effect that, as of the date of such opinion and based upon and subject to the assumptions, qualifications, matters and limitations set forth therein, the Merger Consideration is fair, from a financial point of view, to Parent. A signed copy of such opinion shall be made available to the Company as soon as practicable after receipt thereof by Parent, for information purposes only.

        Section 4.20    Brokers.     Except for Raymond James and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), there are no investment bankers, brokers or finders that have been retained by or are authorized to act on behalf of the Parent Parties who are entitled to any banking, broker's, finder's or similar fee or commission in connection with the Mergers and the other Transactions. Parent has made available to the Company true and complete copies of all Contracts between the Parent Parties and Raymond James, and between the Parent Parties and Merrill Lynch, relating to the Transactions, which agreements disclose all fees payable thereunder.

        Section 4.21    Investment Company Act.     None of the Parent Companies is required to be registered as an investment company under the Investment Company Act of 1940, as amended.

        Section 4.22    Takeover Statutes.     Each of Parent and Parent's Affiliates has taken such actions and votes as are necessary on its part to render the provisions of any Takeover Statute inapplicable to this Agreement, the Mergers and the other Transactions.

        Section 4.23    Not an Interested Stockholder.     Except as set forth on Part 4.23 of the Parent Disclosure Schedule, none of the Parent Parties or any of their respective Affiliates, within the past five years, has beneficially owned (as defined in Rule 13d-3 under the Exchange Act) any Company Capital Shares or Operating Company Partnership Units or any securities that are convertible into or exchangeable or exercisable for Company Capital Shares or Operating Company Partnership Units, or holds any rights to acquire or vote any Company Capital Shares or Operating Company Partnership Units, other than pursuant to this Agreement. None of the Parent Parties or any of their Subsidiaries, or the "Affiliates" or, to the Knowledge of Parent, the "associates" of any such person, within the past five years, has been an "interested stockholder" of the Company, in each case as defined in Section 3-601 of the MGCL.

        Section 4.24    Sufficient Funds.     Parent has delivered to the Company true, complete and correct copies as of the date of this Agreement of an executed commitment letter (as the same may be amended or replaced in accordance with Section 5.13, the "Debt Financing Commitment"), pursuant to which the Debt Financing Sources have agreed, subject to the terms and conditions thereof, to provide or cause to be provided the debt amounts set forth therein (the "Debt Financing"). As of the date hereof, the Debt Financing Commitment is in full force and effect and is the legal, valid and binding obligation of Parent and any Affiliates of Parent party thereto (and, to Parent's knowledge, the Debt Financing Sources) and enforceable against Parent and any Affiliates of Parent (and, to Parent's knowledge, the Debt Financing Sources) in accordance with its terms, subject to the Bankruptcy and Equity Exception. As of the date hereof, the Debt Financing Commitment has not been amended or modified and the commitments contained in the Debt Financing Commitment have not been withdrawn or rescinded in any respect. Assuming the accuracy of the Company's representations and warranties set forth in Article 3, as of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach on the part of the Parent Parties and to the knowledge of Parent, any other party thereto, under the Debt Financing Commitment and no Parent Party has any reason to believe that it will be unable to satisfy on a timely basis any term or condition of closing to be satisfied by it (and, to the knowledge of Parent, any other party thereto) in the Debt Financing Commitment on or prior to the Closing Date. There are no conditions precedent related to the funding of the full amount of the Debt Financing other than as set forth in or contemplated by the Debt Financing Commitment. As of the date hereof, there are no side letters or other Contracts (except for customary fee letters, true and complete copies of which have been provided to the Company, except that financial and economic terms not affecting conditionality may be redacted) related to the funding of the full amount of the Debt Financing other than as set forth in the Debt Financing Commitment. Subject to the terms and conditions set forth in the Debt Financing Commitment, the aggregate proceeds contemplated by the Debt Financing Commitment, together with Parent's available cash, will be sufficient to pay the Cash Consideration, the Fractional Share Consideration and all amounts required to be paid in connection with the consummation of the Transactions and any other related fees and expenses. The obligations of Parent and Merger Sub under this Agreement are not subject to any conditions regarding Parent's, Merger Sub's, their respective Affiliates' or any other Person's (including, for the avoidance of doubt, the Company's or any Subsidiary of the Company's) ability to obtain the Debt Financing.

        Section 4.25    Absence of Certain Agreements.     As of the date hereof, none of the Parent Parties nor any of their respective controlled Affiliates has entered into any agreement, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any agreement, arrangement or understanding (in each case, whether oral or written), (i) pursuant to which any shareholder of the Company or limited partner of the Operating Partnership would be entitled to receive, in respect of any Company Common Share or Operating Partnership Unit, consideration of a different amount or nature than the Merger Consideration or pursuant to which any shareholder of the Company or limited partner of the Operating Partnership has agreed to vote to adopt this Agreement or has agreed to vote against any Superior Proposal or (ii) pursuant to which any shareholder of the Acquired Companies has agreed to make an investment in, or contribution to, any of the Parent Parties in connection with the Transactions, in each case that would not terminate and be void concurrently with any termination of this Agreement. Other than this Agreement and the Confidentiality Agreement, as of the date hereof, there are no Contracts or any commitments to enter into any Contract between Parent, Parent OP, Merger Sub or Merger OP or any of their respective controlled Affiliates, on the one hand, and any trustee, officer, employee or shareholder of the Company or the Operating Partnership, on the other hand, relating to the Transactions or the operations of the Surviving Entity after the Company Merger Effective Time or the Surviving Partnership after the Partnership Merger Effective Time.

        Section 4.26    Information in the Joint Proxy Statement.     None of the information supplied or to be supplied in writing by or on behalf of the Parent Companies for inclusion or incorporation by reference into (i) the Form S-4 will, at the time the Form S-4 is filed with the SEC, at any time the Form S-4 is amended or supplemented or at the time the Form S-4 is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Joint Proxy Statement will, at the date the Joint Proxy Statement is first mailed to the shareholders of the Company and of Parent, at the time of the Company Shareholder Meeting, at the time of the Parent Shareholder Meeting and at the time the Form S-4 is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. All documents that Parent is responsible for filing with the SEC in connection with the Transactions, to the extent relating to the Parent Companies or other information supplied by or on behalf of the Parent Companies for inclusion therein, will comply as to form, in all material respects, with the provisions of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder and each such document required to be filed with any Governmental Entity (other than the SEC) will comply in all material respects with the provisions of any applicable Law as to the information required to be contained therein. The representations and warranties contained in this Section 4.26 will not apply to statements or omissions included in the Form S-4 or the Joint Proxy Statement to the extent based upon information supplied to Parent by or on behalf of the Company.

ARTICLE 5
COVENANTS

        Section 5.1    Interim Operations of the Company Parties.     The Company Parties agree that, between the date hereof and the Company Merger Effective Time or the Partnership Merger Effective Time, as applicable, except (i) to the extent Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) as set forth in Part 5.1 of the Company Disclosure Schedule, (iii) as contemplated or permitted by this Agreement, (iv) as may be necessary or appropriate to carry out the Transactions, (v) as may be required to facilitate compliance with any Law or Contract, or (vi) as required by the rules or regulations of NYSE, the Company Parties shall, and shall cause their Subsidiaries to, (x) use commercially reasonable efforts to conduct their operations in the ordinary course of business consistent with past practice in all material respects and (y) use commercially reasonable efforts to maintain and preserve substantially intact the business organization of the Acquired Companies, to retain the services of their current officers and key employees, to preserve their assets and properties in good repair and condition and to preserve the goodwill and current relationships of the Acquired Companies with persons with which the Acquired Companies have significant business relations. Without limiting the foregoing, except as set forth in Part 5.1 of the

Company Disclosure Schedule, as contemplated or required by any other provision of this Agreement or any Company Management Agreement Document to which any Acquired Company is bound or as required by applicable Law, or by any Governmental Entity of competent jurisdiction, the Company Parties shall not, nor shall they permit any of their Subsidiaries to, between the date hereof and the Company Merger Effective Time or the Partnership Merger Effective Time, as applicable, do any of the following without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed):

          (a)   amend any of the Acquired Companies' Organizational Documents (whether by merger, consolidation or otherwise);

          (b)   (i) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any capital stock or other securities of any Acquired Company, other than (A) the payment of dividends or distributions declared prior to the date of this Agreement, (B) the payment of dividends on Company Preferred Shares in accordance with their respective terms as set forth in the Company Declaration of Trust, (C) for distributions on the Operating Partnership Preferred Units in accordance with their respective terms, (D) dividends or distributions declared, set aside or paid by any Acquired Company (other than a Subsidiary REIT) to any other Acquired Company that is, directly or indirectly, wholly owned by the Company, (E) distributions required for the Company or any Subsidiary REIT to maintain its status as a REIT under the Code or avoid the incurrence of any income or excise Taxes by the Company or any Subsidiary REIT pursuant to Section 5.16(a), and (F) distributions resulting from the vesting or settlement of Company Compensatory Awards, (ii) split, combine or reclassify any capital stock or other securities of the Acquired Companies, (iii) except as otherwise provided in Section 5.1(c), issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of capital stock of any Acquired Company, (iv) except as otherwise provided in Section 5.1(c), purchase, redeem or otherwise acquire any shares of capital stock or other securities of any Acquired Company, except for acquisitions of Company Common Shares by the Company in satisfaction by holders of Company Compensatory Awards of applicable withholding Taxes, or (v) enter into any amendment or other modification to the material terms of any material Indebtedness for borrowed money of the Acquired Companies;

          (c)   (i) issue, deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), sell, grant, pledge, transfer, subject to any Lien or dispose of any Company, Operating Partnership or other Acquired Company securities or any other securities convertible into or exchangeable for Company, Operating Partnership or other Acquired Company securities, other than (A) the issuance of Company Common Shares upon the settlement of Deferred Share Awards or Performance Awards that are outstanding on the date hereof, in accordance with the equity award's terms as in effect on the date hereof, (B) the issuance of Company Common Shares upon conversion of Company Preferred Shares or upon redemption of Operating Partnership Units, in accordance with their respective terms existing on the date hereof, or (C) grants or awards of Company securities required to be made pursuant to the terms of existing employment or other compensation agreements or arrangements in effect as of the date hereof and expressly identified on Part 5.1(c)(i)(C) of the Company Disclosure Schedule, or (ii) amend any term of any security of the Acquired Companies (in each case, whether by merger, consolidation or otherwise);

          (d)   adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, each with respect to any of the Acquired Companies;

          (e)   except as set forth on Part 5.1(e) of the Company Disclosure Schedule, (i) increase the salary, wages, benefits, bonuses, severance or other compensation payable or to become payable to the Company's or any other Acquired Company's current or former trustees, directors, officers or employees, except for (x) increases or payments in the ordinary course of business consistent with past practice with respect to any employee with an annual base salary below $150,000, or (y) increases required under any Company Benefit Plan or under applicable Law, which increases are, to the Knowledge of the Company as of the date hereof, identified on Part 5.1(e)(i)(y) of the Company Disclosure Schedule; (ii) terminate the employment of any employee, other than for "cause," or hire any new employee other than those for whom an offer of employment has already been extended prior to the date hereof; or (iii) enter into any new employment, loan, retention, consulting, indemnification, change-in-control, termination or similar agreement enter into, adopt, amend or terminate any Company Benefit Plan or take any action to fund, accelerate or in any way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or Company Benefit Plan;

          (f)    modify, amend, extend or enter into any labor agreement, collective bargaining agreement or similar agreement with any labor union, labor organization or other employee representative body;

          (g)   recognize or certify any labor union, labor organization, works council, group of employees or other employee representative body as the bargaining representative for any employees of the Acquired Companies;

          (h)   acquire any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation, or otherwise), other than (i) one or more acquisitions of personal property (and not real property) in the ordinary course of business consistent with past practice that, individually, involve a purchase price of not more than $2,500,000 and (ii) acquisitions of assets or real property pursuant to Contracts listed in Part 5.1(h) of the Company Disclosure Schedule;

          (i)    sell, lease, license, pledge, transfer, ground lease, subject to any Lien or otherwise dispose of any material assets or material properties except (i) pursuant to existing Contracts, (ii) Permitted Liens incurred in the ordinary course of business, (iii) sales of inventory or used equipment in the ordinary course of business, or (iv) other than with respect to any real property (including any Company Real Property) in cases that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;

          (j)    change any of the accounting methods used by the Company Parties materially affecting their assets, Liabilities or business, except for such changes that are required by GAAP or Regulation S-X promulgated under the Exchange Act or as otherwise specifically disclosed in the Company SEC Documents filed prior to the date hereof;

          (k)   (i) incur, assume, refinance or guarantee any long-term or short-term Indebtedness or issue any debt securities, except (A) for borrowings and guarantees under the Company's or any of its Subsidiaries' current credit facilities in the ordinary course of business (including to the extent necessary to pay dividends permitted by Section 5.1(b)), or (B) in respect of Indebtedness owing by any wholly owned Subsidiary of the Company to the Company or another wholly-owned Subsidiary of the Company, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person (other than any Acquired Company); (iii) prepay any Indebtedness, except for (A) repayments of Indebtedness in the ordinary course of business (specifically excluding the loans secured, directly or indirectly, by any Company Real Property), and (B) mandatory payments under the terms of any Indebtedness in accordance with its terms, or (iv) make loans, advances or capital contributions to or investments in any Person (other than (x) as required by any joint venture agreement or (y) as permitted pursuant to Section 5.1(l));

          (l)    make any capital expenditures or enter into any Contract for any renovation, construction or capital expenditure other than (i) capital expenditures set forth in the capital expenditure budget set forth on Part 5.1(l) of the Company Disclosure Schedule; provided, however, that the Company shall not commit capital of $1,000,000 or more to any project referred to in such capital expenditure budget without the prior written consent of Parent, (ii) capital expenditures required by Law, (iii) expenditures permitted to be made by Company Management Companies from reserved funds pursuant to and as permitted under the Company Management Agreement Documents, (iv) emergency capital expenditures in any amount that the Company determines is necessary in its reasonable judgment to maintain its ability to operate its businesses in the ordinary course, (v) subject to the proviso in clause (i), capital expenditures in any amount not exceeding $5,000,000 in the aggregate for all projects of the Acquired Companies; provided that the Company shall consult in good faith with Parent before undertaking any capital expenditures exceeding $20,000 per key at any Company Real Property, or (vi) Contracts related to capital expenditures permitted by clauses (i) through (v);

          (m)  settle or compromise any claim or Legal Proceeding (whether or not commenced prior to the date of this Agreement), other than any Legal Proceeding providing solely for the payment of an amount less than $2,000,000 individually or $5,000,000 in the aggregate (net of any amount covered by insurance or indemnification), but in no event shall the Acquired Companies settle any Transaction Litigation except in accordance with the provisions of Section 5.12;

          (n)   enter into any new line of business;

          (o)   fail to maintain in full force and effect material insurance policies or comparable replacement policies covering Acquired Companies and their respective properties, assets and businesses in a form and amount consistent with past practice;

          (p)   (i) amend in any material respect or terminate, or waive compliance with the material terms of or material breaches under, or assign, or renew or extend (except as may be required under the terms thereof) any Material Company Space Lease or Material Company Lease, (ii) enter into, amend, terminate, or waive compliance with the terms of or breaches under, or assign, or renew or extend (except as may be required under the terms thereof) any other Company Material Contract or (iii) enter into a new Contract that, if entered into prior to the date of this Agreement, would have been a Company Material Contract;

          (q)   (i) initiate or consent to any material zoning reclassification of any Company Real Property or any material change to any approved site plan (in each case, that is material to such Company Real Property or plan, as applicable), special use permit or other land use entitlement affecting any material Company Real Property in any material respect or (ii) amend, modify or terminate, or authorize any Person to amend, modify, terminate or allow to lapse, any material Company Permit;

          (r)   except in each case to the extent the Company determines, after prior consultation with Parent, that such action is reasonably necessary to preserve the status of the Company as a REIT or to preserve the status of any Company Subsidiary as a REIT, partnership, disregarded entity, TRS, or QRS for U.S. federal income tax purposes, file any material Tax Return materially inconsistent with past practice, make or change any material Tax election (it being understood and agreed, for the avoidance of doubt, that nothing in this Agreement shall preclude the Company from designating dividends paid by it as "capital gain dividends" within the meaning of Section 857 of the Code), settle or compromise any material Tax claim or assessment by any Governmental Entity, change any accounting method with respect to Taxes, enter into any closing agreement with a taxing authority, surrender any right to claim a refund of a material amount of Taxes or consent (other than in the ordinary course of business) to any extension or waiver of the limitation period applicable to any material Tax claim or assessment;

          (s)   enter into or amend any Company Tax Protection Agreement or take any action or fail to take any action that would violate or be inconsistent with any Company Tax Protection Agreement or otherwise give rise to a material liability with respect thereto; or

          (t)    authorize, commit or agree to take any of the foregoing actions.

        Notwithstanding the foregoing, nothing contained in this Agreement shall give to the Parent Parties, directly or indirectly, rights to control or direct the operations of the Acquired Companies prior to the Partnership Merger Effective Time.

        Section 5.2    Interim Operations of the Parent Parties.     The Parent Parties agree that, between the date hereof and the Company Merger Effective Time or the Partnership Merger Effective Time, as applicable, except (i) to the extent the Company shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) as set forth in Part 5.2 of the Parent Disclosure Schedule, (iii) as contemplated or permitted by this Agreement, (iv) as may be necessary or appropriate to carry out the Transactions, (v) as may be required to facilitate compliance with any Law or Contract, or (vi) as required by the rules or regulations of NYSE, the Parent Parties shall, and shall cause their Subsidiaries to, (x) use commercially reasonable efforts to conduct their operations in the ordinary course of business consistent with past practice in all material respects and (y) use commercially reasonable efforts to maintain and preserve substantially intact the business organization of the Parent Companies, to retain the services of their current officers and key employees, to preserve their assets and properties in good repair and condition and to preserve the goodwill and current relationships of the Parent Companies with persons with which the Parent Companies have significant business relations. Without limiting the foregoing, except as set forth in Part 5.2 of the Parent Disclosure Schedule, as contemplated or required by any other provision of this Agreement or any Parent Management Agreement Document to which any Parent Company is bound or as required by applicable Law, or by any Governmental Entity of competent jurisdiction, the Parent Parties shall not, nor shall they permit any of their Subsidiaries to, between the date hereof and the Company Merger Effective Time or the Partnership Merger Effective Time, as applicable, do any of the following without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed):

          (a)   amend any of the Parent Companies' Organizational Documents (whether by merger, consolidation or otherwise);

          (b)   (i) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any capital stock or other securities of any Parent Company, other than (A) the payment of dividends or distributions declared prior to the date of this Agreement, (B) the declaration and payment by Parent and Parent OP of regular quarterly dividends per Parent Common Share and Parent OP Common Unit, in accordance with past practice and in amount not to exceed $0.38 per Parent Common Share or Parent OP Common Unit (the "Parent Common Quarterly Dividend"), (C) the payment of dividends on Parent Preferred Shares in accordance with their respective terms as set forth in the Parent Declaration of Trust, (D) for distributions on the Parent OP Preferred Units in accordance with their respective terms, (E) dividends or distributions declared, set aside or paid by any Parent Company to any other Parent Company that is, directly or indirectly, wholly owned by Parent, (F) distributions required for Parent or any Subsidiary REIT to maintain its status as a REIT under the Code or avoid the incurrence of any income or excise Taxes by Parent or any Subsidiary REIT, (G) the payment of dividends or distributions permitted by Section 5.16 and (H) distributions resulting from the vesting or settlement of Parent Compensatory Awards set forth in Part 5.2(b) of the Parent Disclosure Schedule, (ii) split, combine or reclassify any capital stock of the Parent Companies, (iii) except as otherwise provided in Section 5.2(c), issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of capital stock or other equity interests of any Parent Company, (iv) except as otherwise provided in Section 5.2(c), purchase, redeem or otherwise acquire any shares of capital stock or other securities of any Parent Company, except for acquisitions of Parent Common Shares by Parent in satisfaction by holders of Parent Compensatory Awards of applicable withholding Taxes, or (v) enter into any amendment or other modification to the material terms of any material Indebtedness for borrowed money of the Parent Companies;

          (c)   (i) issue, deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), sell, grant, pledge, transfer, subject to any Lien or dispose of any Parent, Parent OP or other Parent Company securities or any other securities convertible into or exchangeable for Parent, Parent OP or other Parent Company securities, other than (A) the issuance of Parent Common Shares upon the settlement of Parent Compensatory Awards that are outstanding on the date hereof, in accordance with the equity award's terms as in effect on the date hereof, (B) the issuance of Parent Common Shares upon conversion of Parent Preferred Shares or upon redemption of Parent OP Units, in accordance with their respective terms existing on the date hereof, or (C) grants or awards of Parent securities required to be made pursuant to the terms of existing employment or other compensation agreements or arrangements in effect as of the date hereof and expressly identified on Part 5.2(c)(i)(C) of the Parent Disclosure Schedule, or (ii) amend any term of any security of the Parent Companies (in each case, whether by merger, consolidation or otherwise);

          (d)   adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, each with respect to any of the Parent Companies;

          (e)   except as set forth on Part 5.2(e) of the Parent Disclosure Schedule, (i) increase the salary, wages, benefits, bonuses, severance or other compensation payable or to become payable to Parent's current or former trustees or employees, except for (x) increases or payments in the ordinary course of business consistent with past practice with respect to any employee with an annual base salary below $150,000, or (y) increases required under any Parent Benefit Plan or under applicable Law; or (ii) other than in the ordinary course of business, enter into any new employment, loan, retention, consulting, indemnification, change-in-control, termination or similar agreement or enter into, adopt, amend or terminate any Parent Benefit Plan or take any action to fund, accelerate or in any way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or Parent Benefit Plan;

          (f)    except as set forth on Part 5.2(f) of the Parent Disclosure Schedule, modify, amend, extend or enter into any labor agreement, collective bargaining agreement or similar agreement with any labor union, labor organization or other employee representative body;

          (g)   recognize or certify any labor union, labor organization, works council, group of employees or other employee representative body as the bargaining representative for any employees of the Parent Companies;

          (h)   acquire any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation, or otherwise), other than (i) one or more acquisitions of personal property (and not real property) in the ordinary course of business consistent with past practice that, individually, involve a purchase price of not more than $2,500,000 and (ii) acquisitions of assets or real property pursuant to Contracts listed in Part 5.2(h) of the Parent Disclosure Schedule;

          (i)    sell, lease, license, pledge, transfer, ground lease, subject to any Lien or otherwise dispose of any material assets or material properties except (i) as set forth on Part 5.2(i) of the Parent Disclosure Schedule, (ii) pursuant to existing Contracts, (iii) Permitted Liens incurred in the ordinary course of business, (iv) sales of inventory or used equipment in the ordinary course of business, or (v) other than with respect to any real property (including any Parent Real Property) in cases that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect;

          (j)    change any of the accounting methods used by the Parent Parties materially affecting their assets, Liabilities or business, except for such changes that are required by GAAP or Regulation S-X promulgated under the Exchange Act or as otherwise specifically disclosed in the Parent SEC Documents filed prior to the date hereof;

          (k)   (i) incur, assume, refinance or guarantee any long-term or short-term Indebtedness or issue any debt securities, except (A) for borrowings and guarantees under Parent's or any of its Subsidiaries' current credit facilities in the ordinary course of business (including to the extent necessary to pay dividends permitted by Section 5.2(b)), (B) in respect of Indebtedness owing by any wholly owned Subsidiary of Parent to Parent or another wholly-owned Subsidiary of Parent or Indebtedness incurred or refinanced in connection with the Transactions or (C) in connection with financing the Cash Consideration or refinancing of any Indebtedness of the Acquired Companies in connection with the Transactions, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person (other than any Parent Company); (iii) prepay any Indebtedness, except for (A) repayments of Indebtedness in the ordinary course of business (specifically excluding the loans secured, directly or indirectly, by any Parent Real Property), and (B) mandatory payments under the terms of any Indebtedness in accordance with its terms, or (iv) make loans, advances or capital contributions to or investments in any Person (other than (x) as required by any joint venture agreement or (y) as permitted pursuant to Section 5.2(l));

          (l)    make any capital expenditures or enter into any Contract for any renovation, construction or capital expenditure other than (i) capital expenditures set forth in the capital expenditure budget set forth on Part 5.2(l) of the Parent Disclosure Schedule, (ii) capital expenditures required by Law, (iii) expenditures permitted to be made by Parent Management Companies from reserved funds pursuant to and as permitted under the Parent Management Agreement Documents, (iv) emergency capital expenditures in any amount that Parent determines is necessary in its reasonable judgment to maintain its ability to operate its businesses in the ordinary course, (v) capital expenditures in any amount not exceeding $5,000,000 in the aggregate for all projects of the Parent Companies or (vi) Contracts related to capital expenditures permitted by clauses (i) through (v);

          (m)  settle or compromise any claim or Legal Proceeding (whether or not commenced prior to the date of this Agreement), other than any Legal Proceeding providing solely for the payment of an amount less than $2,000,000 individually or $5,000,000 in the aggregate (net of any amount covered by insurance or indemnification), but in no event shall the Parent Companies settle any Transaction Litigation except in accordance with the provisions of Section 5.12;

          (n)   enter into any new line of business;

          (o)   fail to maintain in full force and effect material insurance policies or comparable replacement policies covering Parent Companies and their respective properties, assets and businesses in a form and amount consistent with past practice;

          (p)   except as set forth on Part 5.2(p) of the Parent Disclosure Schedule, (i) amend in any material respect or terminate, or waive compliance with the material terms of or material breaches under, or assign, or renew or extend (except as may be required under the terms thereof) any Material Parent Space Lease or Material Parent Lease, (ii) enter into, amend, terminate, or waive compliance with the terms of or breaches under, or assign, or renew or extend (except as may be required under the terms thereof) any other Parent Material Contract or (iii) enter into a new Contract that, if entered into prior to the date of this Agreement, would have been a Parent Material Contract;

          (q)   except as set forth on Part 5.2(q) of the Parent Disclosure Schedule, (i) initiate or consent to any material zoning reclassification of any Parent Real Property or any material change to any approved site plan (in each case, that is material to such Parent Real Property or plan, as applicable), special use permit or other land use entitlement affecting any material Parent Real Property in any material respect or (ii) amend, modify or terminate, or authorize any Person to amend, modify, terminate or allow to lapse, any material Parent Permit;

          (r)   except in each case to the extent Parent determines, after prior consultation with the Company, that such action is reasonably necessary to preserve the status of Parent as a REIT or to preserve the status of any Parent Subsidiary as a REIT, partnership, disregarded entity, TRS, or QRS for U.S. federal income tax purposes, file any material Tax Return materially inconsistent with past practice, make or change any material Tax election (it being understood and agreed, for the avoidance of doubt, that nothing in this Agreement shall preclude Parent from designating dividends paid by it as "capital gain dividends" within the meaning of Section 857 of the Code), settle or compromise any material Tax claim or assessment by any Governmental Entity, change any accounting method with respect to Taxes, enter into any closing agreement with a taxing authority, surrender any right to claim a refund of a material amount of Taxes or consent (other than in the ordinary course of business) to any extension or waiver of the limitation period applicable to any material Tax claim or assessment;

          (s)   enter into or amend any Parent Tax Protection Agreement or take any action or fail to take any action that would violate or be inconsistent with any Parent Tax Protection Agreement or otherwise give rise to a material liability with respect thereto; or

          (t)    authorize, commit or agree to take any of the foregoing actions.

        Notwithstanding the foregoing, nothing contained in this Agreement shall give to the Company Parties, directly or indirectly, rights to control or direct the operations of the Parent Companies prior to the Partnership Merger Effective Time.

        Section 5.3    No Solicitation.

          (a)   The Company and Parent, as applicable, will not, and shall cause each of its Subsidiaries and its and its Subsidiaries' respective officers, trustees and directors not to, and will not authorize and shall use commercially reasonable efforts to cause its and their other Representatives not to:

              (i)  solicit, initiate or knowingly encourage or knowingly facilitate the submission or announcement of any Acquisition Proposal or Acquisition Inquiry (including by approving any transaction, or approving any Person acquiring Company Capital Shares such that the Person does not become an "interested stockholder," for purposes of the MGCL);

             (ii)  furnish any non-public information regarding the Acquired Companies to any Third Party with respect to an Acquisition Proposal or Acquisition Inquiry;

            (iii)  engage in or otherwise participate in any discussions or negotiations with any Third Party with respect to any Acquisition Proposal or Acquisition Inquiry;

            (iv)  otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal or Acquisition Inquiry;

             (v)  terminate, waive, amend, release or modify any provision of, grant permission under, or take any other action having a similar effect with respect to, any standstill, confidentiality or similar agreement to which any of the Company Parties or Parent Parties, as applicable, is a party, except to the extent necessary to allow the counterparty thereof to make a private Acquisition Proposal to the Company Board or the Parent Board, as applicable, in accordance with this Agreement;

            (vi)  provide any further information with respect to itself, its Subsidiaries or any Acquisition Proposal (and shall turn off any data rooms maintained by the Company or Parent, as applicable), to any Third Party or its Representatives;

           (vii)  approve or recommend an Acquisition Proposal or enter into any Alternative Acquisition Agreement; or

          (viii)  resolve, propose or agree to do any of the foregoing;

  provided, however, that, notwithstanding anything to the contrary contained in this Agreement, but subject to the Company's compliance with the provisions of this Section 5.3, prior to obtaining the Company Shareholder Approval or the Parent Shareholder Approval, as applicable, the Company and its Representatives or Parent and its Representatives, as applicable, may engage in any such discussions or negotiations and provide any such information in response to an unsolicited bona fide written Acquisition Proposal made after the date of this Agreement (that did not result from a breach of this Section 5.3) if: (A) prior to such party providing any such non-public information to any Third Party or its Representatives in response to an Acquisition Proposal, such party receives from such Third Party (or there is then in effect with such party) an executed Acceptable Confidentiality Agreement, a copy of the executed Acceptable Confidentiality Agreement shall be provided to the other party promptly (and, in any event, within twenty-four (24) hours); and (B) the Company Board or the Parent Board, as applicable, determines in good faith, after consultation with such party's outside legal counsel and financial advisor, that such Acquisition Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal. Promptly (and, in any event, within twenty-four (24) hours) with providing any non-public information to such Third Party, the Company or Parent, as applicable, shall make such non-public information available to the other party (to the extent such non-public information has not been previously made available to such party).

          (b)   If the Company or Parent, as applicable, receives an Acquisition Proposal or Acquisition Inquiry, then such party shall:

              (i)  promptly (and in no event later than twenty-four (24) hours after receipt of such Acquisition Proposal or Acquisition Inquiry): (1) notify the other party in writing of such Acquisition Proposal or Acquisition Inquiry; (2) identify the Third Party or group making such Acquisition Proposal or Acquisition Inquiry; (3) indicate the material terms and conditions of such Acquisition Proposal or Acquisition Inquiry, to the extent known, and (4) provide to the other party copies of any such Acquisition Proposal or Acquisition Inquiry made in writing and any proposed agreements related thereto;

             (ii)  promptly (and in no event later than twenty-four (24) hours) notify the other party in writing if it enters into discussions or negotiations concerning any Acquisition Proposal or provides nonpublic information to any Third Party in each case in accordance with Section 5.3; and

            (iii)  keep the other party reasonably informed, on a reasonably prompt basis, of any material change to the status and any change to the financial and other material terms of any and all Acquisition Proposals or Acquisition Inquiries it has received (including any amendments and updates thereto), including by providing a copy of all written proposals, offers, drafts of proposed agreements or correspondence relating thereto. Neither the Company or Parent nor any of their respective Subsidiaries shall, after the date of this Agreement, enter into any confidentiality or similar agreement that would prohibit it from providing such information to the other party.

          (c)   Neither the Company Board (or any committee thereof) nor the Parent Board (or any committee thereof) shall, except as permitted by this Section 5.3: (i) withdraw, withhold, modify, amend or qualify, in a manner adverse to the Parent Parties or the Company Parties, as applicable, the Company Board Recommendation or the Parent Board Recommendation, as applicable; (ii) adopt, endorse, approve, recommend or otherwise declare advisable any Acquisition Proposal; (iii) fail to include the Company Board Recommendation or the Parent Board Recommendation, as applicable, in the Joint Proxy Statement, (iv) if any Acquisition Proposal (other than an Acquisition Proposal in the circumstances described in clause "(v)" below) has been made public, fail to publicly affirm or reaffirm the Company Board Recommendation or the Parent Board Recommendation, as applicable, upon request of the other party within five (5) Business Days after the date an Acquisition Proposal shall have been publicly announced (or if the Company Shareholders Meeting or Parent Shareholders Meeting, as applicable, is scheduled to be held within five (5) Business Days from the date an Acquisition Proposal is publicly announced, promptly and in any event prior to the date on which the Company Shareholders Meeting or Parent Shareholders Meeting, as applicable, is scheduled to be held); provided that the other party may make such request only once with respect to such Acquisition Proposal unless such Acquisition Proposal is subsequently materially modified in which case the other party may make such request once each time such material modification is made; (v) fail to publicly recommend against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D under the Exchange Act (including, for these purposes, by taking no position with respect to the acceptance of such tender offer or exchange offer by the Company's shareholders) within ten (10) Business Days after the commencement of such tender or exchange offer; (vi) publicly propose or publicly announce an intention to take any of the foregoing actions (any action described in clause "(i)" through clause "(vi)" being referred to as a "Change in Recommendation"); or (vii) approve, adopt, declare advisable or recommend (or agree to, resolve or propose to approve, adopt, declare advisable or recommend), or cause or permit the Company or any of its Subsidiaries or Parent or any of its Subsidiaries, as applicable, to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other Contract (other than an Acceptable Confidentiality Agreement entered into in compliance with Section 5.3(a)) contemplating an Acquisition Proposal or requiring the Company Parties or the Parent Parties, as applicable, to abandon, terminate or fail to consummate the Transactions (any such agreement, an "Alternative Acquisition Agreement"), or otherwise resolve or agree to do so.

          (d)   Notwithstanding anything to the contrary contained in this Agreement, at any time prior to obtaining the Company Shareholder Approval, the Company Board may, and at any time prior to obtaining the Parent Shareholder Approval, the Parent Board may, as applicable, make a Change in Recommendation in response to an unsolicited written bona fide Acquisition Proposal and/or, in the case of the Company, terminate this Agreement pursuant to Section 7.1(h), if and only if: (A) such Acquisition Proposal is not withdrawn and the Company or Parent, as applicable, is not in breach of this Section 5.3; (B) the Company Board or the Parent Board, as applicable, determines in good faith after consultation with such party's outside legal counsel and financial advisor, (1) that such Acquisition Proposal would, if this Agreement was not amended or an alternative transaction with the other party were not entered into, constitute a Superior Proposal and (2) that in light of such Acquisition Proposal, a failure to make a Change in Recommendation and/or, in the case of the Company, to cause the Company to terminate this Agreement pursuant to Section 7.1(h), absent revision to the terms of this Agreement as contemplated in clause "(D)" below, would be inconsistent with the Company Board's fiduciary obligations to the Company's shareholders or the Parent Board's fiduciary obligations to Parent's shareholders, as applicable, under applicable Law; (C) the Company or Parent, as applicable, delivers to the other party a written notice (a "Superior Proposal Notice") that includes (1) a statement that the Company Board or the Parent Board, as applicable, intends to make a Change in Recommendation and/or, in the case of the Company, terminate this Agreement pursuant to Section 7.1(h) as described above, (2) the identity of the Third Party or group making the Acquisition Proposal and (3) all material terms and conditions of the Acquisition Proposal (including copies of all material documents, relevant proposed agreements, amendments and financing commitments, relating to the proposed Alternative Acquisition Agreement); (D) during the four (4) Business Day period commencing on the date of the other party's receipt of such Superior Proposal Notice, the Company or Parent, as applicable, shall have made its Representatives reasonably available for the purpose of engaging in negotiations and shall have negotiated, and shall have caused its Representatives to negotiate, in good faith with the other party (to the extent the other party desires to negotiate) regarding a possible amendment of this Agreement or a possible alternative transaction so that the Acquisition Proposal that is the subject of the Superior Proposal Notice ceases to constitute a Superior Proposal; (E) after the expiration of the negotiation period described in clause "(D)" above, the Company Board or the Parent Board, as applicable, shall have determined in good faith, after consultation with its outside legal counsel and financial advisor, and after taking into account any amendments to this Agreement proposed in writing by the other party as a result of the negotiations contemplated by clause "(D)" above, that (1) such Acquisition Proposal continues to constitute a Superior Proposal, and (2) the failure to make a Change in Recommendation and/or, in the case of the Company, terminate this Agreement pursuant to Section 7.1(h), would be inconsistent with the Company Board's fiduciary obligations to the Company's shareholders or the Parent Board's fiduciary obligations to Parent's shareholders, as applicable, under applicable Law; and (F) in the event of any change to any of the financial terms (including the form, amount and timing of payment of consideration) or any other material terms of such Acquisition Proposal, the Company or Parent, as applicable, shall, in each case, have delivered to the other party an additional notice consistent with that described in clause "(C)" above and a new notice period shall commence (except that the four (4) Business Day notice period referred to in clause "(D)" above shall instead be equal to the longer of (1) two (2) Business Days and (2) the period remaining under the notice period under clause "(D)" immediately prior to the delivery of such additional notice under this clause "(F)" during which time the Company or Parent, as applicable, shall be required to comply with the requirements of this Section 5.3 anew with respect to such additional notice).

          (e)   Each of the Company and Parent agrees that all references to the Company or the Company Board or Parent or the Parent Board, as applicable, in this Section 5.3 shall include such party's Representatives, all references to the Company and Parent in this Section 5.3, shall include the Company Board and the Parent Board, respectively, and any breach of this Section 5.3 by the Company Board or any Representatives of the Company or the Company Board or by the Parent Board or any Representatives of Parent or the Parent Board will be deemed to be a breach of this Agreement by the Company or Parent, as applicable.

          (f)    Nothing contained in this Section 5.3 or elsewhere in this Agreement shall prohibit the Company, the Company Board or its Representatives or Parent, the Parent Board or its Representatives, as applicable, from: (i) taking and disclosing to the shareholders of the Company or Parent, as applicable, a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or making a statement contemplated by Item 1012(a) of Regulation M-A or Rule 14d-9(f) promulgated under the Exchange Act, or from issuing a "stop, look and listen" statement pending disclosure of its position thereunder, provided that any such disclosure does not contain an express Change in Recommendation; (ii) disclosing to the Company's shareholders or Parent's shareholders, as applicable, any factual information regarding the business, financial condition or results of operations of the Company or Parent, as applicable, or the fact that an Acquisition Proposal has been made, the identity of the party making such Acquisition Proposal or the material terms of such Acquisition Proposal, in each case, that the Company Board or the Parent Board, as applicable, determines in good faith (after consultation with its outside legal counsel) is required under applicable Law (it being understood that disclosure under this clause (ii) shall not limit or otherwise affect the obligations of the Company or the Company Board or Parent or the Parent Board under this Agreement and no such disclosure shall, taken by itself, be deemed to be a Change in Recommendation); or (iii) communicating in writing with any Third Party (or the Representatives of such Person) that makes any Acquisition Proposal or Acquisition Inquiry to the extent necessary to direct such Third Party to the provisions of this Section 5.3; provided, however, that (A) neither the Company Board nor the Parent Board shall make any Change in Recommendation except in accordance with Section 5.3(d) and (B) any such statement or disclosure made by the Company Board or the Parent Board pursuant to this sentence must be subject to the terms and conditions of this Agreement and that nothing in the foregoing will be deemed to permit a Change in Recommendation except in accordance with Section 5.3.

          (g)   Each party will, and shall cause each of its Subsidiaries and its and their officers, trustees and directors to, and shall direct its and their other Representatives to, immediately cease any solicitations, discussions, negotiations or communications with any Person that may be ongoing with respect to any Acquisition Proposal.

          (h)   For purposes of this Section 5.3 and any other applicable terms of this Agreement, when the term Acceptable Confidentiality Agreement, Acquisition Proposal, Acquisition Inquiry or Superior Proposal is used with respect to Parent, references in the definitions of such terms to "the Company" shall be deemed to mean "Parent," references to the "Company Common Shares" shall be deemed to mean "Parent Common Shares," references to the "Acquired Companies" or "the Company and its Subsidiaries" shall be deemed to mean "Parent and its Subsidiaries," references to "the Company Board" shall be deemed to mean "the Parent Board" and references to "the Operating Partnership" shall be deemed to mean "Parent OP."

        Section 5.4    Preparation of Form S-4 and Joint Proxy Statement; Shareholder Meetings.

          (a)   As promptly as reasonably practicable following the date of this Agreement, (i) the Company and Parent shall jointly prepare and cause to be filed with the SEC the Joint Proxy Statement in preliminary form, (ii) Parent shall prepare and cause to be filed with the SEC, the Form S-4, which will include the Joint Proxy Statement with respect to the Company Shareholders Meeting and Parent Shareholders Meeting. Each of the Company and Parent shall use its reasonable best efforts to (A) have the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing, (B) ensure that the Form S-4 complies in all material respects with the applicable provisions of the Exchange Act or Securities Act, and (C) keep the Form S-4 effective for so long as necessary to complete the Mergers and (iii) Parent shall prepare and cause to be submitted to the NYSE the application and other agreements and documentation necessary for the listing of the Parent Common Shares, Parent Series E Preferred Shares and Parent Series F Preferred Shares issuable in the Company Merger on the NYSE. Parent shall use its reasonable best efforts to have the application for the listing of the Parent Common Shares, Parent Series E Preferred Shares and Parent Series F Preferred Shares issuable in the Company Merger accepted by the NYSE as promptly as practicable following submission. Each of the Company and Parent shall furnish all information concerning itself, its affiliates and the holders of its capital stock to the other and provide such other assistance as may be reasonably requested in connection with the preparation, filing and distribution of the Form S-4 and the Joint Proxy

  Statement. The Form S-4 and the Joint Proxy Statement shall include all information reasonably requested by such other party to be included therein. Each of the Company and Parent shall promptly notify the other upon the receipt of any comments from the SEC or its staff or any other Government Officials and of any request by the SEC or its staff or any other Government Officials for amendments or supplements to the Form S-4 or the Joint Proxy Statement, and shall, as promptly as practicable after receipt thereof, provide the other with copies of all correspondence between it and its Representatives, on the one hand, and the SEC, on the other hand, and all written comments with respect to the Joint Proxy Statement or the Form S-4 received from the SEC and advise the other party of any oral comments with respect to the Joint Proxy Statement or the Form S-4 received from the SEC. Each of the Company and Parent shall use its reasonable best efforts to respond as promptly as practicable to any comments from the SEC with respect to the Joint Proxy Statement, and Parent shall use its reasonable best efforts to respond as promptly as practicable to any comment from the SEC with respect to the Form S-4. Part 5.4(a) of the Company Disclosure Schedule sets forth the allocation of responsibilities among the parties for producing initial drafts of the various sections of the Joint Proxy Statement and the Form S-4. Parent will use its reasonable best efforts to deliver to the Company an initial draft of the Joint Proxy Statement and the Form S-4 within ten days after the date hereof; provided that the Company has delivered to Parent initial drafts of the sections allocated to the Company on Part 5.4(a) of the Company Disclosure Schedule within a reasonable period of time prior to such time. The parties will use their reasonable best efforts to cause their respective accountants to deliver initial drafts of the parties' respective historical and pro forma financial statements necessary for inclusion in the Joint Proxy Statement and the Form S-4 within ten days after the date hereof. The parties shall use their reasonable best efforts to cause the Joint Proxy Statement and the Form S-4 in preliminary form to be filed with the SEC within 21 days after the date hereof. Notwithstanding the foregoing, prior to filing the Form S-4 (or any amendment or supplement thereto) or mailing the Joint Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, each of the Company and Parent shall cooperate and provide the other a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response). Parent shall advise the Company, promptly after it receives notice thereof, of the time of effectiveness of the Form S-4, the issuance of any stop order relating thereto or the suspension of the qualification of the Parent Common Shares or Parent Preferred Shares issuable in connection with the Company Merger for offering or sale in any jurisdiction, and Parent shall use its reasonable best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated. Parent shall also take any other action required to be taken under the Securities Act, the Exchange Act, any applicable foreign or state securities or "blue sky" Laws and the rules and regulations thereunder in connection with the issuance of the Parent Common Shares or Parent Preferred Shares in the Company Merger, and the Company shall furnish all information concerning the Company and the holders of the Company Common Shares as may be reasonably requested in connection with any such actions.

          (b)   If, at any time prior to the receipt of the Company Shareholder Approval or the Parent Shareholder Approval, any information relating to the Company or Parent, or any of their respective Affiliates, should be discovered by the Company or Parent which, in the reasonable judgment of the Company or Parent, should be set forth in an amendment of, or a supplement to, any of the Form S-4 or the Joint Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties, and the Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment of, or supplement to, the Joint Proxy Statement or the Form S-4 and, to the extent required by Law, in disseminating the information contained in such amendment or supplement to shareholders of the Company and the shareholders of Parent. Nothing in this Section 5.4(b) shall limit the obligations of any party under Section 5.4(a). For purposes of this Section 5.4, any information concerning or related to the Company, its affiliates or the Company Shareholders Meeting will be deemed to have been provided by the Company, and any information concerning or related to Parent, its affiliates or the Parent Shareholders Meeting will be deemed to have been provided by Parent.

          (c)   As promptly as practicable following the date of this Agreement, the Company shall, in accordance with applicable Law and the Company Organizational Documents, establish a record date for, duly call, give notice of, convene and hold the Company Shareholders Meeting. The Company shall use its reasonable best efforts to cause the Joint Proxy Statement to be mailed to the shareholders of the Company and to hold the Company Shareholders Meeting as soon as practicable (but no later than thirty (30) days) after the Form S-4 is declared effective under the Securities Act. The Company shall, through the Company Board, recommend to its shareholders that they give the Company Shareholder Approval, include such recommendation in the Joint Proxy Statement and solicit and use its reasonable best efforts to obtain the Company Shareholder Approval, except to the extent that the Company Board shall have made a Change in Recommendation as permitted by Section 5.3(e). Notwithstanding the foregoing provisions of this Section 5.4(c), if, on a date for which the Company Shareholders Meeting is scheduled, (i) the Company has not received proxies representing a sufficient number of Company Common Shares to obtain the Company Shareholder Approval, whether or not a quorum is present, or (ii) to the extent required by applicable Law in order to ensure that any required supplement or amendment to the Joint Proxy Statement is provided to the holders of Company Common Shares with a reasonable amount of time in advance of the Company Shareholders Meeting, the Company shall have the right to, and if requested by Parent shall, make one or more successive adjournments of the Company Shareholders Meeting; provided that the Company Shareholders Meeting shall not be adjourned to a date that is more than thirty (30) days after the date for which the Company Shareholders Meeting was originally scheduled (excluding any adjournments required by applicable Law) without Parent's consent; provided further, that unless required by applicable Law, the Company Shareholders Meeting shall not be adjourned on the date the Company Shareholders Meeting is scheduled if the Company shall have received proxies in respect of an aggregate number of Company Common Shares, which have not been withdrawn, such that the Company Shareholder Approval will be obtained at such meeting. Unless this Agreement is terminated in accordance with Section 7.1, nothing contained in this Agreement shall be deemed to relieve the Company of its obligation to submit the Company Merger to the Company's shareholders for a vote on the approval thereof.

          (d)   As promptly as practicable following the date of this Agreement, Parent shall, in accordance with applicable Law and Parent's Organizational Documents, establish a record date for, duly call, give notice of, convene and hold the Parent Shareholders Meeting. Parent shall use its reasonable best efforts to cause the Joint Proxy Statement to be mailed to the shareholders of Parent entitled to vote at the Parent Shareholders Meeting and to hold the Parent Shareholders Meeting as soon as practicable (but no later than thirty (30) days) after the Form S-4 is declared effective under the Securities Act. Parent shall, through the Parent Board, recommend to its shareholders that they give the Parent Shareholder Approval, include such recommendation in the Joint Proxy Statement, and solicit and use its reasonable best efforts to obtain the Parent Shareholder Approval, except to the extent that the Parent Board shall have made a Change in Recommendation as permitted by Section 5.3(e). Notwithstanding the foregoing provisions of this Section 5.4(d), if, on a date for which the Parent Shareholders Meeting is scheduled, (i) Parent has not received proxies representing a sufficient number of Parent Common Shares to obtain the Parent Shareholder Approval, whether or not a quorum is present, or (ii) to the extent required by applicable Law in order to ensure that any required supplement or amendment to the Joint Proxy Statement is provided to the holders of Parent Common Shares with a reasonable amount of time in advance of the Parent Shareholders Meeting, Parent shall have the right to, and if requested by the Company shall, make one or more successive adjournments of the Parent Shareholders Meeting; provided that the Parent Shareholders Meeting shall not be adjourned to a date that is more than thirty (30) days after the date for which the Parent Shareholders Meeting was originally scheduled (excluding any adjournments required by applicable Law) without the Company's consent; provided further, that unless required by applicable Law, the Parent Shareholders Meeting shall not be adjourned on the date the Parent Shareholders Meeting is scheduled if Parent shall have received proxies in respect of an aggregate number of Parent Common Shares, which have not been withdrawn, such that the Parent Shareholder Approval will be obtained at such meeting. Unless this Agreement is terminated in accordance with Section 7.1, nothing contained in this Agreement shall be deemed to relieve Parent of its obligation to submit the issuance of the Parent Common Shares in the Company Merger to its shareholders for a vote on the approval thereof.

          (e)   The Company and Parent will use their respective reasonable best efforts to hold the Company Shareholders Meeting and the Parent Shareholders Meeting on the same date and as soon as reasonably practicable after the date of this Agreement. Unless required by law, the Company shall not postpone the Company Shareholders Meeting and Parent shall not postpone the Parent Shareholders Meeting, in each case, without the written consent of the other party.

        Section 5.5    Filings; Other Action.

          (a)   Each of the Company Parties and the Parent Parties shall: (i) as promptly as practicable make and effect all registrations, filings and submissions required to be made or effected by it or otherwise advisable pursuant to the Exchange Act and other applicable Law with respect to the Mergers; (ii) use commercially reasonable efforts to obtain all consents and approvals required from Third Parties in connection with the Transactions; and (iii) use reasonable best efforts to cause to be taken, on a timely basis, all other actions necessary or appropriate for the purpose of consummating and effectuating the Transactions, including if necessary the divestiture, hold separate or other disposition of any asset or business of the Parent Parties or the Acquired Companies; provided, however, that (A) without the prior written consent of Parent, in no event shall any Company Party or any of their Affiliates (x) take any action referenced in clause (iii) above relating to the divestiture, holding separate or other disposition of any asset or business of the Parent Parties or the Acquired Companies, or (y) pay any fee, penalty or other consideration, make any commitment or incur any Liability to any Person for any consent or approval in connection with the Transactions and (B) in no event shall any of the Parent Companies or any of their Affiliates be required to pay any fee, penalty or other consideration, make any commitment or incur any Liability to any Person for any consent or approval in connection with the Transactions. Notwithstanding anything to the contrary in this Agreement, nothing in this Section 5.5 or elsewhere in this Agreement shall require the Parent Companies or any of their Affiliates to take or agree to take any action with respect to themselves or any of their Affiliates, including selling, divesting, conveying, holding separate or otherwise limiting their freedom of action with respect to any assets, rights, products, licenses, businesses, operations or interest therein, of any such Parent Company or Affiliates. In the event that any party fails to obtain any such consent or approval, the parties shall use commercially reasonable efforts to minimize any adverse effect upon the Company and Parent and their respective Affiliates and business resulting, or which would reasonably be expected to result, after the Partnership Merger Effective Time, from the failure to obtain such consent.

          (b)   Without limiting the generality of anything contained in Section 5.5(a), subject to applicable Law, each party shall: (i) give the other parties prompt written notice of the making or commencement of any request, inquiry, investigation, action or Legal Proceeding by or before any

  Governmental Entity with respect to the Merger or any of the other Transactions; (ii) keep the other parties informed as to the status of any such request, inquiry, investigation, action or Legal Proceeding; and (iii) promptly inform the other parties of (and provide copies of) any communication to or from any Governmental Entity and keep the other parties reasonably informed regarding any substantive communications to or from a third party, in each case regarding the Mergers or other Transactions. Each party hereto will have the right to review in advance, and each party will consult and cooperate with the other parties and will consider in good faith the views of the other parties in connection with any filing, analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted to any Governmental Entity in connection with the Transactions. In addition, except as may be prohibited by any Governmental Entity or by any Law, in connection with any such request, inquiry, investigation, action or Legal Proceeding, each party will permit authorized Representatives of the other parties to be present at each meeting or conference relating to such request, inquiry, investigation, action or Legal Proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted in writing to any Governmental Entity in connection with such request, inquiry, investigation, action or Legal Proceeding.

          (c)   In the event that any Legal Proceeding is commenced challenging the Mergers or any of the other Transactions and such Legal Proceeding seeks, or would reasonably be expected to seek, to prevent the consummation of the Mergers or the other Transactions, the Parent Parties and the Company Parties shall use reasonable best efforts to resolve any such Legal Proceeding and each of the Parent Parties and the Company Parties shall cooperate with each other and use their respective reasonable best efforts to contest any such Legal Proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Mergers or the other Transactions.

        Section 5.6    Access.     Upon reasonable advance notice, the Company, on the one hand, and Parent, on the other hand, shall, and shall cause each of its Subsidiaries to, (x) afford the other party's Representatives reasonable access, during normal business hours throughout the period prior to the Company Merger Effective Time, to all properties, facilities, officers, offices and other facilities, and books and records of the Acquired Companies or the Parent Companies, as applicable, and, during such period, the Company or Parent, as applicable, shall furnish promptly to the other party all readily available information concerning its business, properties, Contracts, assets and liabilities of itself and its Subsidiaries as the other party may reasonably request and (y) permit such inspections as the other party may reasonably require and promptly furnish the other party with such financial and operating data and other information with respect to the business, properties and personnel of itself and each of its Subsidiaries as the other party may reasonably request; provided, however, that the Acquired Companies or the Parent Companies, as applicable, shall not be required to permit any inspection or other access, or to disclose any information, that in the reasonable judgment of the Company or Parent, as applicable, could: (a) violate any obligation of the Acquired Companies or the Parent Companies, as applicable, with respect to confidentiality, non-disclosure or privacy to a Third Party; (b) jeopardize protections afforded to any of the Acquired Companies or the Parent Companies, as applicable, under the attorney-client privilege or the attorney work product doctrine, and in any such event, the parties hereto will use commercially reasonable efforts to make appropriate substitute disclosure arrangements; (c) violate any Law; or (d) materially interfere with the conduct of the business of the Acquired Companies or the Parent Companies, as applicable (provided that the Company or Parent, as applicable, shall use commercially reasonable efforts to allow for such access or disclosure in a manner that does not result in the events set out in clauses (a) through (d)). No investigation pursuant to this Section 5.6 shall affect or be deemed to qualify, modify or limit any representation or warranty in this Agreement of any party or any condition to the obligations of the parties. All requests for access pursuant to this Section 5.6 must be directed to the Chief Executive

Officer of the Company or Parent, as applicable, or another Person designated in writing by such party. The Company shall cooperate and participate, as reasonably requested by Parent from time to time and to the extent consistent with applicable Law, in Parent's efforts to oversee the integration of the parties' operations in connection with, and taking effect upon consummation of, the Mergers, including providing such reports on operational or financial matters as Parent may reasonably request (including customer billing and other data files for the purpose of system integration and testing as well as compensation and payroll data files for the purpose of payroll system integration and testing with respect to employees of the Acquired Companies). The Parent Parties, on the one hand, and the Company Parties, on the other hand, shall not, and shall cause their respective Representatives not to, contact any customers, suppliers, vendors, service providers, joint venture partners, lessors, lessees, consultants or lenders of the Company or Parent, as applicable, in connection with the Mergers or any of the other Transactions without the Company's, or Parent's, as applicable, prior written consent (such consent not to be unreasonably withheld, conditioned or delayed); provided, however, that the Company shall use its reasonable best efforts to allow the Parent Parties to communicate with the Acquired Companies' property managers (including the Company Management Companies), asset managers and accounting staff, provided that any such communication contemplated by the foregoing sentence shall be arranged by the Company and the Company may have a Representative participate in any such communications.

        Section 5.7    Interim Operations of Merger Sub and Merger OP.     During the period from the date hereof through the earlier of the Company Merger Effective Time or the date of termination of this Agreement, Merger Sub and Merger OP shall not engage in any activities of any nature except as provided in or contemplated by this Agreement.

        Section 5.8    Publicity.     The initial press release relating to this Agreement shall be a joint press release issued by the Company and Parent, and any investor presentation relating to this Agreement shall be prepared by Parent and subject to the consent of the Company (which consent shall not be unreasonably withheld or delayed). Thereafter, the Company and Parent shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any of the Transactions and shall not issue any such press release or make any such public statement without the prior consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed; provided, however, that (i) a party may, without the prior consent of the other parties hereto, issue such press release or make such public statement as may be required by Law or Order or the applicable rules of the NYSE if it has provided the other party with a reasonable opportunity to review and comment (and the parties shall cooperate as to the timing and contents of any such press release or public statement) upon any such press release or public statement, (ii) a party will not be obligated to engage in such consultation with respect to communications that are (1) principally directed to employees, customers, partners or vendors so long as such communications are consistent with previous releases, public disclosures or public statements made jointly by the parties (or individually, if approved by the other party), or (2) relating to a Change in Recommendation or "stop-look-and-listen" communication or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, in each case, made in accordance with Section 5.3.

        Section 5.9    Other Employee Benefits.

          (a)   For a period of not less than twelve (12) months after the Closing Date, Parent shall or shall cause the Surviving Entity to provide to each employee of the Acquired Companies who continues employment with Parent or the Surviving Entity following the Company Merger Effective Time (each, a "Continuing Employee") with (i) a base salary and annual cash bonus opportunity that are each no less favorable than the base salary and annual cash bonus opportunity, in each case, as provided to such Continuing Employee immediately prior to the Company Merger Effective Time and (ii) other compensation and benefits (including severance benefits, paid-time off and health insurance, but excluding equity-based compensation and long-term incentive compensation and retention bonuses or payments) that are substantially comparable, in the aggregate, to the other compensation and benefits provided to each such Continuing Employee immediately prior to the Company Merger Effective Time.

          (b)   Parent shall or shall cause the Surviving Entity to ensure that, as of the Partnership Merger Effective Time, each Continuing Employee receives full credit (for all purposes, including eligibility to participate, vesting, benefit accrual, vacation entitlement and severance benefits) for service with the Acquired Companies (or predecessor employers to the extent the Company provides such past service credit) under the comparable employee benefit plans, programs and policies of Parent or the Surviving Entity, as applicable, in which such employees became participants; provided, however, that the foregoing shall not apply with respect to benefit accrual under any defined benefit pension plan to the extent that its application would result in a duplication of benefits. As of the Partnership Merger Effective Time, Parent shall, or shall cause the Surviving Entity to, credit to Continuing Employees the amount of vacation time that such employees had accrued under any applicable Company Benefit Plan as of the Partnership Merger Effective Time. With respect to each health or welfare benefit plan maintained by Parent or the Surviving Entity for the benefit of Continuing Employees, Parent shall, or shall cause the Surviving Entity to, (i) cause to be waived any eligibility waiting periods, any evidence of insurability requirements and the application of any pre-existing condition limitations under such plan, and (ii) use its reasonable best efforts to cause each Continuing Employee to be given credit under such plan for all amounts paid by such Continuing Employee under any similar Company Benefit Plan for the plan year that includes the Partnership Merger Effective Time for purposes of applying deductibles, co-payments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the plans maintained by Parent or the Surviving Entity, as applicable, for the plan year in which the Partnership Merger Effective Time occurs.

          (c)   From and after the Closing Date, Parent shall honor, and shall cause the Surviving Entity and their respective Subsidiaries to honor, in accordance with its terms, (i) each existing (as of immediately prior to the Company Merger Effective Time) employment, change in control, retention, severance and termination protection plan, policy or agreement of or between the Acquired Companies and any current or former officer, trustee, director or employee of that company, in each case as set forth on Part 5.9(c)(i) of the Company Disclosure Schedule, (ii) all obligations in effect as of the Company Merger Effective Time under any equity-based, bonus or compensation deferral plans, programs or agreements of the Acquired Companies or their respective Affiliates and (iii) all vested and accrued benefits under any Company Benefit Plan. Parent acknowledges and agrees that the Transactions shall constitute a "change in control" for purposes of each Company Benefit Plan that uses such term or a similar term, including without limitation those agreements set forth on Part 5.9(c)(ii) of the Company Disclosure Schedule (the "Specified Agreements"). Parent shall, and shall cause the Surviving Company to, comply with their respective obligations set forth in Part 5.9(c)(iii) of the Company Disclosure Schedule. If directed by Parent in writing at least ten (10) Business Days prior to the Company Merger Effective Time, the Company shall terminate any and all Company Benefit Plans intended to satisfy the requirements of Section 401(k) of the Code, effective not later than the Business Day immediately preceding the Company Merger Effective Time. In the event that Parent requests that such 401(k) plan(s) be terminated, the Company shall provide Parent with evidence that such 401(k) plan(s) have been terminated pursuant to resolutions of the Company Board (the form and substance of which shall be subject to review and reasonable approval by Parent).

          (d)   Nothing in this Section 5.9 or elsewhere in this Agreement is intended nor shall be construed to (i) be treated as an amendment to any particular Company Benefit Plan, (ii) prevent Parent or the Surviving Entity from amending or terminating any of its benefit plans in accordance their terms, (iii) create a right in any employee to employment with Parent, the Surviving Entity or any of their Affiliates, or (iv) create any third-party beneficiary rights in any employee of any Acquired Company with respect to the compensation, terms and conditions of employment and/or benefits that may be provided to any Continuing Employee by Parent, the Company, the Surviving

  Entity or any of their Affiliates or under any benefit plan which Parent, the Company, the Surviving Entity or any of their Affiliates may maintain.

        Section 5.10    Indemnification; Directors' and Officers' Insurance.

          (a)   For a period of six (6) years from and after the Partnership Merger Effective Time, Parent shall, or shall cause the Surviving Entity to, maintain officers' and directors' liability insurance in respect of acts or omissions occurring prior to the Partnership Merger Effective Time covering each such Person currently covered by the Company's officers' and directors' liability insurance policy (accurate and complete copies of which have been made available to Parent) on terms with respect to coverage and amount no less favorable than those of such policy in effect on the date hereof; provided, however, that in satisfying its obligation under this Section 5.10(a) , neither Parent nor the Surviving Entity shall be obligated to pay an aggregate amount for such insurance policy in excess of 300% of the amount per annum the Company paid in its last full fiscal year prior to the date hereof (the "Current Premium") and if such aggregate amount for such insurance policy would at any time exceed 300% of the Current Premium, then the Surviving Entity shall cause to be maintained policies of insurance that, in the Surviving Entity's good faith judgment, provide the maximum coverage available at an aggregate amount for such insurance policy equal to 300% of the Current Premium. Except as set forth on Part 5.10(a) of the Company Disclosure Schedule, prior to the Partnership Merger Effective Time, and in lieu of maintaining insurance policies pursuant to this Section 5.10(a), Parent shall have the option to cause coverage to be extended under the Company's officers' and directors' liability insurance policy by obtaining a "tail" policy or policies, on terms and conditions no less favorable than the Company's existing officers' and directors' liability insurance policy, which provide such Persons currently covered by such policy with coverage for an aggregate period of six (6) years with respect to claims arising from facts or events that occurred on or before the Partnership Merger Effective Time; subject to the limitations set forth in the provisos above in this Section 5.10(a), such "tail" policy or policies shall satisfy the provisions of this Section 5.10(a). If such prepaid policies have been obtained prior to the Partnership Merger Effective Time, the Surviving Entity shall (and Parent shall cause the Surviving Entity to) maintain such policies in full force and effect for their full term, and continue to honor the obligations thereunder.

          (b)   From and after the Partnership Merger Effective Time, each of Parent and the Surviving Entity shall: (i) indemnify and hold harmless each individual who at the Partnership Merger Effective Time is, or at any time prior to the Partnership Merger Effective Time was, a trustee, director or officer of the Company or of a Subsidiary of the Company (each an "Indemnified Party") for any and all costs and expenses (including reasonable fees and expenses of legal counsel, which shall be advanced as they are incurred; provided that the Indemnified Party shall have made an undertaking to repay such expenses if it is ultimately determined that such Indemnified Party was not entitled to indemnification under this Section 5.10(b)), judgments, fines, penalties or liabilities (including amounts paid in settlement or compromise) imposed upon or reasonably incurred by such Indemnified Party in connection with or arising out of any action, suit or Legal Proceeding (whether civil or criminal) in which such Indemnified Party may be involved or with which he or she may be threatened (regardless of whether as a named party or as a participant other than as a named party, including as a witness) (an "Indemnified Party Proceeding") (A) by reason of such Indemnified Party's being or having been such trustee, director or officer or an employee or agent of any of the Acquired Companies or otherwise in connection with any action taken or not taken at the request of any of the Acquired Companies at, or at any time prior to, the Partnership Merger Effective Time or (B) arising out of such Indemnified Party's service in connection with any other corporation or organization for which he or she serves or has served as a trustee, director, officer, employee, agent, trustee or fiduciary at the request of the Company (including in any capacity with respect to any employee benefit plan) at, or at any time prior to, the Partnership Merger Effective Time, in each of (A) or (B), whether or not the Indemnified Party continues in such position at the time such Indemnified Party Proceeding is brought or threatened (including any Indemnified Party Proceeding relating in whole or in part to the Transactions or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnified Party), to the fullest extent permitted under applicable Law; provided, that Parent and the Surviving Entity shall not be (x) liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) or (y) obligated under this Section 5.10(b) to pay the fees and expenses of more than one legal counsel (selected by a plurality of the applicable Indemnified Parties) for all Indemnified Parties in any jurisdiction with respect to any single Legal Proceeding except to the extent that, on the advice of any such Indemnified Party's counsel, two or more of such Indemnified Parties shall have conflicting interests in the outcome of such Legal Proceeding; and (ii) fulfill and honor in all respects the obligations of the Company pursuant to: (1) each indemnification agreement set forth on Part 5.10(b) of the Company Disclosure Schedule and in effect as of the date hereof between the Company and any Indemnified Party; and (2) any indemnification provision (including advancement of expenses) and any exculpation provision set forth in the Organizational Documents of the Acquired Companies as in effect on the date hereof. Parent shall pay all expenses, including reasonable attorneys' fees, that may be incurred by Indemnified Parties in connection with their enforcement of their rights provided under this Section 5.10. Parent's and the Surviving Entity's obligations under the foregoing clauses (i) and (ii) shall continue in full force and effect for a period of six (6) years from the Partnership Merger Effective Time; provided, however, that all rights to indemnification, exculpation and advancement of expenses in respect of any claim asserted or made within such period shall continue until the final disposition of such claim.

          (c)   If the Surviving Entity or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or Entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, or if Parent dissolves the Surviving Entity, then, and in each such case, Parent shall cause proper provision to be made so that the successors and assigns of the Surviving Entity shall assume the obligations set forth in this Section 5.10.

          (d)   The provisions of this Section 5.10 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under any Organizational Documents, by Contract or otherwise. The obligations of Parent and the Surviving Entity under this Section 5.10 shall not be terminated or modified in such a manner as to adversely affect in any material respect the rights of any Indemnified Party unless (A) such termination or modification is required by applicable Law or (B) the affected Indemnified Party shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnified Parties shall be third party beneficiaries of this Section 5.10). Nothing in this Agreement, including this Section 5.10, is intended to, shall be construed to or shall release, waive or impair any rights to trustees' and officers' insurance claims under any policy that is or has been in existence with respect to the Company, any Company Subsidiaries or the Indemnified Parties, it being understood and agreed that the indemnification provided for in this Section 5.10 is not prior to, or in substitution for, any such claims under any such policies.

        Section 5.11    Section 16 Matters.     Prior to the Partnership Merger Effective Time, the Company shall, and shall be permitted to, take all such steps as may reasonably be necessary to cause the Transactions, including any dispositions of Company Common Shares or Partnership Common Units (including any shares subject to Company Compensatory Awards) by each Person who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 under the Exchange Act.

        Section 5.12    Transaction Litigation.     As promptly as reasonably practicable, the Company, on the one hand, and Parent, on the other hand, shall notify the other party, in writing of, and shall give the other party the opportunity to participate in the defense, negotiations and settlement of, any Transaction Litigation brought or, to the Knowledge of the Company or to the Knowledge of Parent, as applicable, threatened in writing, and shall keep the other party reasonably informed with respect to the status thereof and shall give consideration to the other party's advice with respect to such Transaction Litigation. The Company shall give Parent and its Representatives, and Parent shall give the Company and its Representatives, as applicable, a reasonable opportunity to review, and shall consider in good faith all reasonable comments, on all material filings or responses to be given to any Third Party or Governmental Entity in connection therewith. None of the Acquired Companies or the Parent Companies, as applicable, shall compromise, settle, come to an arrangement regarding or agree to compromise, settle or come to an arrangement regarding any Transaction Litigation unless Parent or the Company, as applicable, shall have consented in writing (such consent not to be unreasonably conditioned, withheld or delayed). Without otherwise limiting the Indemnified Parties' rights with regard to the right to counsel, following the Partnership Merger Effective Time, the Indemnified Parties shall be entitled to continue to retain Goodwin Procter LLP or such other counsel selected by such Indemnified Parties prior to the Partnership Merger Effective Time to defend any Transaction Litigation.

        Section 5.13    Financing Cooperation.

          (a)   Each of Parent and Merger Sub shall use its reasonable best efforts to take, or cause to be taken, all actions necessary to arrange, obtain and consummate the Debt Financing on the terms and conditions described in the Debt Financing Commitment on or prior to the Closing Date. Such actions shall include using reasonable best efforts: (i) to maintain in full force and effect the Debt Financing Commitment in the form provided to the Company on or prior to the date hereof (or as modified in accordance herewith), (ii) to satisfy all conditions precedent to the Debt Financing in the control of Parent Parties and Merger Sub that are expressly required to be satisfied by Parent Parties or Merger Sub and (iii) to negotiate, execute and deliver definitive documents, including a credit agreement and other definitive financing documents as may be reasonably requested by Parent ("Debt Financing Documents") that reflect the terms contained in the Debt Financing Commitment (including, as necessary, agreeing to any requested changes to the commitments thereunder in accordance with any "flex" provisions contained in the Debt Financing Commitment or any related fee letter), in each case which terms shall not in any respect expand on the conditions to the funding of the Debt Financing at Closing. Each of Parent and Merger Sub shall not permit or consent to, without the prior consent of the Company, (x) any amendment, supplement or modification to be made to the Debt Financing Commitment (without the prior written consent of the Company, which shall not be unreasonably withheld, conditioned or delayed) if such amendment, supplement or modification would (A) expand or impose new conditions precedent to the funding of the Debt Financing from those set forth therein on the date hereof, (B) reasonably be expected to materially impair, delay or prevent the availability of all or a portion of the Debt Financing or the consummation of the transactions contemplated by this Agreement or (C) reduce the aggregate amount of the Debt Financing (except as set forth in any "flex" provisions existing on the date hereof) to an amount such that Parent is not able to consummate the Closing (collectively, the "Restricted Commitment Amendments"); provided, that subject to the limitations set forth in this Section 5.13, each of Parent and Merger Sub may amend, restate, amend and restate, or otherwise modify the Debt Financing Commitment (1) to add lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Debt Financing Commitment as of the date hereof, (2) to implement any "flex" provisions applicable thereto and (3) to amend or agree to other amendments or waivers, (y) any waiver of any remedy against the Debt Financing Sources under the Debt Financing Commitment (other than a condition to funding in favor of the lenders thereunder), or (z) early termination of the Debt Financing Commitment prior to the termination of this Agreement, in each case of the foregoing, in a manner that could reasonably be expected to materially impair, delay or prevent the consummation of the Closing. For purposes of this Agreement, references to the "Debt Financing Commitment" shall include such document(s) as permitted or required by this Section 5.13 to be amended, modified or waived, in each case from and after such amendment, modification or waiver. Promptly following any reasonable request of the Company (or its counsel), each of Parent and Merger Sub shall keep the Company informed in reasonable detail of the status of its efforts to arrange the Debt Financing.

          (b)   Each of Parent and Merger Sub shall promptly notify the Company in writing (i) of any material breach or default by Parent or Merger Sub or any of their respective Affiliates (or, to Parent's knowledge, the Debt Financing Sources) under the Debt Financing Commitment, (ii) of the receipt by Parent or Merger Sub or any of their respective Affiliates or Representatives of any written notice from the Debt Financing Sources, any lender or any other Person with respect to any actual breach, default or termination of the Debt Financing Commitment that could reasonably be expected to materially impair, delay or prevent the consummation of the Debt Financing contemplated by the Debt Financing Commitment at Closing, (iii) if for any reason Parent or Merger Sub believes in good faith that it will not be able to obtain all or any portion of the Debt Financing on the terms, in the manner or from the sources contemplated by the Debt Financing Commitment, and such failure could reasonably be expected to materially impair, delay or prevent the consummation of the Debt Financing contemplated by the Debt Financing Commitment at Closing and (iv) of the termination or expiration of the Debt Financing Commitment prior to the termination of this Agreement.

          (c)   In the event that any portion of the Debt Financing becomes unavailable in the manner (including the "flex" conditions) or from the sources contemplated in the Debt Financing Commitment, each of Parent and Merger Sub shall use its reasonable best efforts to take, or cause to be taken, all actions necessary to arrange for and obtain as promptly as practicable following the occurrence of any such event, alternative debt financing (the "Alternative Financing"), including from alternative sources on terms and conditions that are not less favorable to Parent (including the "flex" conditions) than those set forth in the Debt Financing Commitment and in an amount sufficient to consummate the transactions contemplated hereby and perform all of its obligations hereunder, it being understood and agreed that if Parent and Merger Sub proceed with any Alternative Financing, each of Parent and Merger Sub shall be subject to the same obligations with respect to such Alternative Financing as set forth in this Agreement with respect to the Debt Financing. In the event that Alternative Financing is obtained, each of Parent and Merger Sub shall promptly provide the Company with a copy of the new financing commitment that provides for such Alternative Financing (the "Alternative Financing Commitments"). If applicable, any reference in this Agreement to "Debt Financing" shall include "Alternative Financing" and any reference to "Debt Financing Commitment" shall include the "Alternative Financing Commitment".

          (d)   The Company shall use its commercially reasonable efforts to provide to Parent, and shall, upon reasonable advance notice and during normal business hours, use its commercially reasonable efforts to cause the respective officers and employees of the Acquired Companies, and use its commercially reasonable efforts to cause the Representatives of the Company to provide to Parent, all cooperation reasonably requested by Parent that is reasonably required in connection with any debt assumption, any Third Party debt financing or refinancing transaction or underwritten public offering of Parent Common Shares or Parent Preferred Shares for cash that

  Parent may pursue prior to the Closing Date (collectively, "Financing Activities"), including using commercially reasonable efforts to do the following: (a) furnishing Parent as promptly as reasonably practicable upon request by Parent with all financial statements, financial data and other information regarding the Acquired Companies of the type that would be reasonably required by Regulation S-X or Regulation S-K promulgated under the Securities Act for a public offering of securities of Parent (including for use in Parent's preparation of pro forma financial statements; provided, that none of the Acquired Companies or any of their respective Affiliates shall be required to prepare any projections, pro forma financial statements or pro forma adjustments); and (b) requesting the Company's independent accountants to prepare and deliver customary "comfort letters," dated the date of each final offering document used in connection with any securities offering by Parent (with appropriate bring-down comfort letters delivered on the closing date of any such offering), in compliance with professional standards (including providing "negative assurance" comfort and Statement on Auditing Standards No. 100 review of interim financial statements) and otherwise on terms reasonably acceptable to Parent, as the case may be; provided, however, that none of the Acquired Companies shall be required to provide cooperation under this Section 5.13(d) that: (i) unreasonably interferes with the ongoing business of the Acquired Companies; (ii) causes any covenant, representation or warranty in this Agreement to be breached; (iii) causes any closing condition set forth in Article 6 to fail to be satisfied or otherwise causes the breach of this Agreement or any Contract to which the any of the Acquired Companies is a party; (iv) requires the Acquired Companies to incur any Liability (including, without limitation, any commitment fees and expense reimbursement) in connection with any Financing Activity prior to the Closing; (v) requires the Acquired Companies or their respective directors, trustees, officers, managers or employees to give any legal opinion or other opinion of counsel or to execute, deliver or enter into, or perform any agreement, document, certificate or instrument (other than with respect to customary "comfort letters") or adopt resolutions approving the agreements, documents and instruments pursuant to which the Financing Activities is obtained that is not contingent upon the Closing or that would be effective at or prior to the Partnership Merger Effective Time; (vi) requires the Acquired Companies to provide any information that is prohibited or restricted by applicable Law or applicable confidentiality undertaking or that constitutes privileged information or attorney-client work product; (vii) requires the Acquired Companies to take any action that is prohibited or restricted by, or will conflict with or violate, its Organizational Documents, or would result in a violation or breach of, or default under, any agreement or Contract to which the Acquired Companies is a party; (viii) results in any officer, trustee or director of the Acquired Companies incurring personal Liability with respect to any matter relating to any Financing Activity or requires any officer, trustee, director or other Representative of the Company or any of its Subsidiaries to deliver any certificate that such officer, trustee, director or other Representative reasonably believes, in good faith, contains any untrue certifications; or (ix) requires the Acquired Companies or their Representatives, as applicable, to waive or amend any terms of this Agreement. In no event shall the Company be in breach of this Section 5.13 because of the failure to prepare any financial or other information that is not currently readily available to the Acquired Companies on the date hereof or that is not prepared in the ordinary course of business of the Acquired Companies at the time requested by Parent or for the failure to obtain review of any financial or other information by its accountants. Parent shall keep the Company reasonably informed, on a reasonably current basis, of the status of its efforts to arrange and consummate any Financing Activity. Parent shall provide the Company with copies of any material definitive documents in respect of any Financing Activity and such other information and documentation regarding any Financing Activity and any syndication efforts, as applicable, as shall be reasonably requested by the Company. Parent shall promptly, upon request by the Company and, in any event, on the Closing Date, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses paid to Third Parties (including advisor's fees and expenses) incurred by the Company Parties in connection with the cooperation provided or other action taken by the Company Parties pursuant to this Section 5.13(d) and indemnify and hold harmless the Company, the Company Subsidiaries and their respective officers, directors and other Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with any such Financing Activity, any information utilized in connection therewith or any action taken by the Company or any of the Company Subsidiaries pursuant to this Section 5.13(d); provided, however, that the foregoing indemnity shall not apply with respect to any willful or intentional breach of any representation, warranty, covenant or agreement of the Company or any other Acquired Company under this Agreement. All nonpublic or otherwise confidential information regarding the Acquired Companies obtained by Parent, its Affiliates or their Representatives pursuant to this Section 5.13(d) shall be kept confidential in accordance with the terms of the Confidentiality Agreement. Notwithstanding the foregoing, the effectiveness of any documentation executed by the Acquired Companies pursuant to this Section 5.13(d) shall be subject to the occurrence of the Partnership Merger Effective Time, and none of the Acquired Companies and any Persons who are trustees or directors of the Acquired Companies shall be required to pass resolutions or consents to approve or authorize the execution of, or execute or deliver, any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement, in each case, with an effective date prior to the Partnership Merger Effective Time. Each of the Parent Parties acknowledges and agrees that its obligations under this Agreement to consummate the Transactions, including without limitation the Mergers, shall not be conditioned in any respect on the Parent Parties' receipt of proceeds from, or any other aspect of, a debt assumption or any Financing Activity referenced in this Section 5.13(d). Notwithstanding anything to the contrary, the condition precedent set forth in Section 6.2(b), as it applies to the Company's obligations under this Section 5.13(d), shall be deemed satisfied, unless the Company has materially and willfully breached its obligations under this Section 5.13(d), Parent has provided to the Company written notice of such breach within ten (10) Business Days of first becoming aware of such breach and the Company fails to cure such breach by the earlier of ten (10) Business Days after such notice is provided or five (5) Business Days prior to the End Date.

        Section 5.14    Confidentiality.     Parent and the Company hereby acknowledge and agree to continue to be bound by the Confidentiality Agreement. All information provided by or on behalf of the Acquired Companies or the Parent Companies, as applicable, pursuant to this Agreement will be kept confidential in accordance with the Confidentiality Agreement.

        Section 5.15    Other Transactions; Parent-Approved Transactions.

          (a)   The Company Parties shall use commercially reasonable efforts to provide such cooperation and assistance as Parent may reasonably request to (a) convert or cause the conversion of one or more wholly-owned Subsidiaries of the Company that are organized as corporations into limited liability companies and one or more of its Subsidiaries that are organized as limited partnerships into limited liability companies, on the basis of organizational documents as reasonably requested by Parent, (b) sell or cause to be sold stock, partnership interests, limited liability company interests or other equity interests owned, directly or indirectly, by the Company in one or more of its wholly-owned Subsidiaries at a price and on such other terms as designated by Parent, (c) exercise any right of the Company or one of its Subsidiaries to terminate or cause to be terminated any Contract to which the Company or one of its wholly-owned Subsidiaries is a party and (d) sell or cause to be sold any of the assets or properties of the Company or one or more of its wholly-owned Subsidiaries at a price and on such other terms as designated by Parent (any action or transaction described in clause (a) through (d), a "Parent-Approved Transaction"); provided, that (i) neither the Company nor any of its Subsidiaries shall be required to take any action in contravention of (A) any organizational document of the Company or any of its

  Subsidiaries, (B) any Material Contract or (C) applicable Law, (ii) any such conversions, exercises of any rights of termination or other terminations, sales or transactions, including the consummation of any Parent-Approved Transaction or other obligations of the Company or its Subsidiaries to incur any liabilities with respect thereto (other than customary and reasonable joinder agreements), shall be contingent upon all of the conditions set forth in Article 6 having been satisfied (or, with respect to Section 6.2, waived) and receipt by the Company of a written notice from Parent to such effect and that the Parent Parties are prepared to proceed immediately with the Closing and any other evidence reasonably requested by the Company that the Closing will occur (it being understood that in any event the transactions described in clauses (a), (b), (c) and (d) will be deemed to have occurred prior to the Closing), (iii) such actions (or the inability to complete such actions) shall not affect or modify in any respect the obligations of the Parent Parties under this Agreement, including the amount of or timing of payment of the Merger Consideration, (iv) neither the Company nor any of its Subsidiaries shall be required to take any such action that could adversely affect the classification of the Company, or any Company Subsidiary that is classified as a REIT, as a REIT, could subject the Company or any such Subsidiary to any "prohibited transactions" Taxes or other material Taxes under Code Sections 857(b), 860(c) or 4981 (or other material entity-level Taxes) or could adversely affect the intended tax treatment of the transactions contemplated by this Agreement as set forth in Section 2.15 and (v) neither the Company nor any of its Subsidiaries shall be required to take any such action that could result in any United States federal, state or local income Tax being imposed on any holder of Partnership Common Units other than the Company or any of its Subsidiaries. Such actions or transactions shall be undertaken in the manner (including in the order) specified by Parent and, subject to the limits set forth above and except as agreed by Parent and the Company, such actions or transactions shall be implemented immediately prior to or concurrent with the Closing. Without limiting the foregoing, none of the representations, warranties or covenants of the Company or any of its Subsidiaries shall be deemed to apply to, or be deemed to be breached or violated by, the transactions or cooperation contemplated by this Section 5.15. The Company shall not be deemed to have made a Change in Recommendation or entered into or agreed to enter an Alternative Acquisition Agreement as a result of providing any cooperation or taking any actions to the extent requested by Parent in connection with a Parent-Approved Transaction. The consummation of any Parent-Approved Transaction shall not constitute consummation of an Acquisition Proposal for purposes of Section 7.3(b)(iii), nor shall any Acquisition Proposal made in respect of a Parent-Approved Transaction constitute an Acquisition Proposal for purposes of Section 7.3(b)(iii).

          (b)   The Company shall, promptly upon request (but in no event later than five (5) Business Days), execute and deliver such purchase and sale agreements and/or other instruments (including required joinder agreements) pursuant to purchase and sale agreements entered into by Parent prior to the date hereof and as set forth on Part 4.8(b)(x) of the Parent Disclosure Schedule.

          (c)   After the date hereof, in the event that Parent receives or solicits any inquiry from a Third Party relating to the sale of any Company Real Property, the Company shall reasonably cooperate with Parent in good faith in connection with Parent's pursuit of any purchase and sale agreements related to such Company Real Property including, promptly upon request, execute and deliver such purchase and sale agreements and/or other instruments (including required joinder agreements) pursuant to such purchase and sale agreements entered into by Parent.

          (d)   Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs incurred by the Company or its Subsidiaries in performing their obligations under this Section 5.15, and Parent shall indemnify the Company and its Subsidiaries for any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by the Company or any of its Subsidiaries arising therefrom (and in the event the Mergers and the other Transactions are not consummated, Parent shall promptly reimburse the Company for any reasonable out-of-pocket costs incurred by the Company or its Subsidiaries not previously reimbursed).

        Section 5.16    Distribution of REIT Taxable Income.

          (a)   Notwithstanding anything to the contrary in this Agreement, prior to the Closing Date, any of the Company and its Subsidiary REITs may declare and pay a dividend to its shareholders distributing cash in such amounts determined by the Company in good faith and in compliance with this Section 5.16 to be required to be distributed in order for the Company or its Subsidiary REITs to qualify as a REIT for such year and to avoid to the extent reasonably possible the incurrence of income or excise Tax by the Company or its Subsidiary REITs; provided that with respect to the taxable year that includes the Company Merger Effective Time, no distribution shall be permitted under this Section 5.16 for any Subsidiary REIT without the prior written consent of Parent (other than with respect to distributions that are required (after taking into account the Subsidiary REIT's ability to make a consent dividend pursuant to Section 565 of the Code) in order for a Subsidiary REIT to qualify as a REIT for such year or to avoid to the extent reasonably possible the incurrence of income or excise tax by a Subsidiary REIT where such required distributions cannot reasonably be made after the Closing Date (including through a consent dividend), and any distributions required on any preferred shares of a Subsidiary REIT). If the Company declares a distribution to its shareholders pursuant to this Section 5.16, the Merger Consideration shall be decreased by an amount equal to such distribution, determined as follows: the reduction in the Merger Consideration shall be effected by (i) reducing the Cash Consideration by an amount equal to the per share amount of the Company's distribution to its shareholders (the "Company Distribution") and (ii) by recalculating the Exchange Ratio to be equal to the amount determined by (A) multiplying (1) the Pre-Signing Date Parent Common Share Price by (2) 0.92, and deducting from the product thereof the amount of the Company Distribution and (B) dividing (1) the resulting amount by (2) the Pre-Signing Date Parent Common Share Price to obtain the new Exchange Ratio. For purposes of clarity, set forth on Part 5.16(a) of the Company Disclosure Schedule is an agreed upon example of the foregoing calculation.

          (b)   Notwithstanding anything to the contrary in this Agreement, prior to the Closing Date, any of Parent and its Subsidiary REITs may declare and pay a dividend to its shareholders distributing cash in such amounts determined by Parent in its sole discretion to be required to be distributed in order for Parent or its Subsidiary REIT to qualify as a REIT for such year and to avoid to the extent reasonably possible the incurrence of income or excise Tax by the Parent or its Subsidiary REIT.

          (c)   The Company and Parent shall cooperate in good faith to determine whether it is necessary for the Company to declare a dividend under Section 5.16(a) and the amount (if any) of such dividend. Such determination shall be made at least twelve (12) days prior to the Closing Date.

          (d)   In the event that the Closing Date is to occur prior to the end of the then-current dividend period of Parent, then Parent may declare a dividend to the holders of Parent Common Shares, the record date and payment date (to the extent practicable) for which shall be the close of business on the last Business Day prior to the Closing Date (the "Closing Dividend Date"), subject to funds being legally available therefor.

              (i)  The per-share dividend amount payable by Parent with respect to the Parent Common Shares shall be an amount equal to the Parent Common Quarterly Dividend, multiplied by a fraction, the numerator of which is the number of days lapsed from the first day of the then-current dividend period through and including the Closing Dividend Date, and the denominator of which is the actual number of days in the calendar quarter in which such dividend is declared.

             (ii)  Parent OP, as applicable, may make a distribution with respect to its partnership units in order to distribute funds sufficient for the foregoing dividends.

          (e)   Notwithstanding Section 5.1(b)(i), in the event that the Closing has not occurred on or prior to December 31, 2018, and the failure of the Closing to occur by such date is not primarily attributable to the failure of any of the Company Parties to perform their respective covenants or other obligations under this Agreement, then the Company shall be entitled to pay a dividend on the Closing Dividend Date in accordance with this Section 5.16(e), subject to funds being legally available therefor.

              (i)  The per-share dividend amount payable by the Company with respect to the Company Common Shares shall be an amount not in excess of $0.90 per Company Common Share, multiplied by a fraction, the numerator of which is the number of days lapsed from and including January 1, 2019, through and including the Closing Dividend Date, and the denominator of which is three hundred sixty-five (365).

             (ii)  Company OP, as applicable, may make a distribution with respect to its partnership units in order to distribute funds sufficient for the foregoing dividends.

        Section 5.17    Certain Tax Matters.

          (a)   Notwithstanding anything to the contrary set forth in this Agreement, the Company shall take such actions as the Company determines are reasonably necessary to ensure that the Company and any Subsidiary REIT (i) will qualify for taxation as a REIT for U.S. federal income tax purposes for its current taxable year and, if the Closing Date occurs in 2019, its 2019 taxable year, and (ii) will not become liable for U.S. federal income Tax under Section 857(b) or 4981 of the Code, in each case, subject to Section 5.16 with respect to dividends. Prior to the Closing Date, the Company shall promptly notify Parent if the Company becomes aware of any issue that it believes would adversely impact the maintenance of the REIT status of the Company and its Subsidiary REITs for the Company's 2018 taxable year and, if the Closing Date occurs in 2019, the Company's 2019 taxable year, and cooperate and consult in good faith with Parent with respect thereto.

          (b)   Notwithstanding anything to the contrary set forth in this Agreement, Parent shall take such actions as Parent determines are reasonably necessary to ensure that Parent and any Subsidiary REIT (i) will qualify for taxation as a REIT for U.S. federal income tax purposes for its current taxable year and, if the Closing Date occurs in 2019, its 2019 taxable year, and (ii) will not become liable for U.S. federal income Tax under Section 857(b) or 4981 of the Code, in each case, subject to Section 5.16 with respect to dividends. Prior to the Closing Date, Parent shall promptly notify the Company if Parent becomes aware of any issue that it believes would adversely impact the maintenance of the REIT status of Parent and its Subsidiary REITs for Parent's 2018 taxable year and, if the Closing Date occurs in 2019, Parent's 2019 taxable year, and cooperate and consult in good faith with Company with respect thereto.

          (c)   All transfer, stamp, documentary, sales, use, registration, value-added and other similar Taxes (including all applicable real estate transfer Taxes) incurred in connection with this Agreement and the Transactions ("Transfer Taxes") will be borne by Parent. Parent and the Company shall cooperate to file or cause to be filed in a timely manner all necessary documents (including, but not limited to, all Tax Returns) with respect to such Transfer Taxes.

          (d)   On the Closing Date, prior to the Company Merger, the Company shall deliver to Merger Sub a duly executed certificate of non-foreign status, dated as of the Closing Date, substantially in the form of the sample certification set forth in Treasury Regulations Section 1.1445-2(b)(2)(iv)(B). The Operating Partnership shall use its commercially reasonable efforts to obtain and deliver to Merger Sub at or prior to the Partnership Merger a duly executed certificate of non-foreign status, dated as of the Closing Date, from each holder of Operating Partnership Common Units (other than the Company or any Subsidiary of the Company), substantially in the form of the sample certification set forth in Treasury Regulations Section 1.1445-2(b)(2)(iv)(A) or (B), as applicable, in compliance with Code Sections 1445 and 1446(f); provided, however, that in the event that any such certificate of non-foreign status is not delivered to Merger Sub at or prior to the Partnership Merger, Parent's remedy shall be limited to withholding pursuant to this Agreement.

          (e)   Parent and the Company shall, upon written request, use commercially reasonable efforts to obtain any certificate or other document from any Governmental Entity or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including with respect to the transactions contemplated in this Agreement).

          (f)    Each of the Parent Parties and Company Parties shall, and shall cause their Affiliates to, use their respective reasonable best efforts (before and, as relevant, after the Company Merger Effective Time) to cause the Company Merger to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Provided the Company shall have received the opinion of counsel referred to in Section 6.3(f) and Parent shall have received the opinion of counsel referred to in Section 6.2(f), each of the Parent Companies and the Acquired Companies shall, and shall cause their Affiliates to, treat the Company Merger as a "reorganization" under Section 368(a) of the Code and no such party shall take any position for Tax purposes inconsistent therewith, except to the extent otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code.

          (g)   The Company Parties shall (i) use their reasonable best efforts to obtain or cause to be provided, as appropriate, the opinions of counsel referred to in Section 6.2(e) and Section 6.3(f), (ii) deliver to DLA Piper LLP (US) ("DLA Piper"), counsel to the Company, and Hunton Andrews Kurth LLP ("Hunton"), counsel to Parent, or other counsel described in Section 6.2(e) and Section 6.3(e), respectively, a tax representation letter of the Company and each Subsidiary REIT, dated as of the effective date of the Form S-4 and the Closing Date and signed by an officer of the Company and its Subsidiary REIT, in form and substance as set forth in Exhibit B-1, which representations shall be subject to such changes and modifications as may be deemed necessary or appropriate by DLA Piper or Hunton or such other counsel described in Section 6.2(e) and Section 6.3(e), respectively, and shall be reasonably acceptable to and approved by Parent and the Company, respectively (in either case, which approval shall not be unreasonably conditioned, withheld or delayed), containing representations of the Company Parties for purposes of rendering the opinions described in Section 6.2(e) and Section 6.3(e), and (iii) deliver to Hunton, counsel to Parent, and Goodwin Procter LLP ("Goodwin"), counsel to the Company, or other counsel described in Section 6.2(f) and Section 6.3(f), respectively, tax representation letters, dated as of the effective date of the Form S-4 and the Closing Date, respectively, and signed by an officer of the Company and the Operating Partnership, in form and substance as set forth in Exhibit B-2, which such representations shall be subject to such changes and modifications as may be deemed necessary or appropriate by Hunton or Goodwin, or such other counsel described in Section 6.2(f) and Section 6.3(f), respectively, and shall be reasonably acceptable to and approved by Parent and the Company, respectively (in either case, which approval shall not be unreasonably conditioned, withheld or delayed), containing representations of the Company Parties for purposes of rendering the opinions described in Section 6.2(f) and Section 6.3(f).

          (h)   The Parent Parties shall (i) use their reasonable best efforts to obtain or cause to be provided, as appropriate, the opinions of counsel referred to in Section 6.2(f) and Section 6.3(e), (ii) deliver to Hunton, counsel to Parent, or other counsel described in Section 6.3(e), a tax representation letter, dated as of the effective date of the Form S-4 and the Closing Date and signed by an officer of Parent and Merger OP, in form and substance as set forth in Exhibit B-3, which such representations shall be subject to such changes and modifications as may be deemed necessary or appropriate by Hunton or such other counsel described in Section 6.3(e), and shall be reasonably acceptable to and approved by Parent and the Company, respectively (in either case, which approval shall not be unreasonably conditioned, withheld or delayed), containing representations of the Parent Parties for purposes of rendering the opinions described in Section 6.3(e) and (iii) deliver to Hunton and to Goodwin, or other counsel described in Section 6.2(f) and Section 6.3(f), respectively, tax representation letters, dated as of the effective date of the Form S-4 and the Closing Date, respectively, and signed by an officer of Parent and Merger OP, in form and substance as set forth in Exhibit B-4, which such representations shall be subject to such changes and modifications as may be deemed necessary or appropriate by Hunton or Goodwin, or such other counsel described in Section 6.2(f) and Section 6.3(f), respectively, and shall be reasonably acceptable to and approved by Parent and the Company, respectively (in either case, which approval shall not be unreasonably conditioned, withheld or delayed), containing representations of the Parent Parties for purposes of rendering the opinions described in Section 6.2(f) and Section 6.3(f).

        Section 5.18    Stock Exchange Delisting; Deregistration.     Prior to the Company Merger Effective Time, the Company and, following the Company Merger Effective Time, Parent and the Surviving Entity, shall use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable on its part under applicable Law and rules and policies of the NYSE to cause the delisting of the Company and of the Company Common Shares, Company Series I Preferred Shares and Company Series J Preferred Shares from the NYSE as promptly as practicable after the Company Merger Effective Time and the deregistration of the Company Common Shares, Company Series I Preferred Shares and Company Series J Preferred Shares under the Exchange Act as promptly as practicable after such delisting.

        Section 5.19    Takeover Statutes.     Each of the Company Parties and the Parent Parties, as applicable, shall not take any action that would cause the Transactions, including the Mergers, to be subject to requirements imposed by any Takeover Statute. If any Takeover Statute may become, or may purport to be, applicable to this Agreement, the Mergers or any other Transactions, each of the Company and Parent, as applicable, shall grant such approvals and take such actions as are reasonably necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the Transactions.

        Section 5.20    Merger Sub and Merger OP Expenditure.     From the date hereof until the Company Merger Effective Time, Parent shall cause Merger Sub and Merger OP to not expend funds other than in connection with the Mergers and the other Transactions and the payment of related expenses.

        Section 5.21    Voting of Securities.

          (a)   Parent shall vote all Company Common Shares beneficially owned by it or any of the Parent Subsidiaries as of the record date for the Company Shareholders Meeting in favor of the Company Merger. The Company shall vote all Parent Common Shares beneficially owned by it or any of the Company Subsidiaries as of the record date for the Parent Shareholders Meeting in favor of the Parent Share Issuance.

          (b)   At or immediately following the execution of this Agreement, Parent, as the sole member of Merger Sub, shall execute and deliver a written consent adopting this Agreement in accordance with the MD LLC Act.

        Section 5.22    Parent Preferred Shares.     Prior to the Company Merger Effective Time, Parent shall classify and designate a number of Parent Preferred Shares as Parent Series E Preferred Shares and Parent Series F Preferred Shares sufficient to enable the Parent Parties to satisfy both the Series I Preferred Share Merger Consideration and Series J Preferred Share Merger Consideration, respectively, and Parent shall adopt and file articles supplementary substantially in the form of Exhibit C-1 and Exhibit C-2 attached hereto, setting forth the terms of the Parent Series E Preferred Shares and Parent Series F Preferred Shares.

        Section 5.23    Parent OP Preferred Units.     Prior to the Partnership Merger Effective Time, Parent OP shall adopt an amendment to the Parent OP Agreement substantially in the form of Exhibit D attached hereto, authorizing and setting forth the terms of the Parent OP Series Preferred E Units and Parent OP Series Preferred F Units, to be issued to Parent in exchange for its transfer of the Parent Series E Preferred Shares and the Parent Series F Preferred Shares, respectively, to Parent OP in advance of the Partnership Merger, as described in Section 2.9 hereof.

        Section 5.24    REIT Ownership Waiver.     Prior to the Closing, the Parent Board, in accordance with Section 7.2.7 of the Parent Declaration of Trust and subject to the conditions set forth in this Section 5.24, shall reasonably cooperate to exempt from the ownership limitations set forth therein, any Person to the extent the receipt of the Merger Consideration or Preferred Merger Consideration by such Person would result in such Person owning (constructively or beneficially) in excess of the amount permitted to be owned pursuant to such ownership limitations; provided that any such Person delivers to the Parent Board such representations, covenants and undertakings to ensure that the limited exemption provided to such Person satisfies the requirements of the Parent Declaration of Trust, including the requirement that the exemption not result in the Parent failing to qualify as a REIT, as determined by the Parent Board in its sole discretion.

        Section 5.25    Stock Exchange Listing.     Parent shall use its reasonable best efforts to cause the Parent Common Shares, Parent Series E Preferred Shares and Parent Series F Preferred Shares to be issued in the Company Merger to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Company Merger Effective Time.

ARTICLE 6
CONDITIONS TO THE MERGERS

        Section 6.1    Conditions to the Obligations of Each Party.     The obligation of each party to consummate the Mergers are subject to the satisfaction or, to the extent permitted by applicable Law, waiver by each of Parent and the Company of, at or prior to the Closing, of the following conditions:

          (a)   each of the Company Shareholder Approval and the Parent Shareholder Approval shall have been obtained;

          (b)   no temporary restraining Order, preliminary or permanent injunction or other Order preventing the consummation of the Mergers shall have been issued by any Governmental Entity of competent jurisdiction and remain in effect, and there shall not be any Law enacted or deemed applicable to the Mergers that makes consummation of the Mergers illegal or otherwise restricts or prohibits consummation of the Mergers;

          (c)   the Form S-4 shall have become effective in accordance with the provisions of the Securities Act, and no stop order suspending the effectiveness of the Form S-4 shall have been issued by the SEC and remain in effect and no proceeding to that effect shall have been commenced or threatened by the SEC that has not been withdrawn; and

          (d)   the Parent Common Shares and Parent Preferred Shares to be issued in the Company Merger shall have been approved for listing on the NYSE, subject to official notice of issuance.

        Section 6.2    Conditions to the Obligations of the Parent Parties.     The obligation of the Parent Parties to consummate the Mergers is subject to the satisfaction, or waiver by Parent, at or prior to Closing, of the following conditions:

          (a)   (i) the representations and warranties set forth in Section 3.1 (Organization and Good Standing; Subsidiaries), Section 3.3 (Capitalization), Section 3.16 (Authority; Binding Nature of Agreement), Section 3.17 (Vote Required), Section 3.21 (Brokers) and Section 3.23 (Takeover Statutes) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, as though made as of the Closing Date and (ii) each of the other representations and warranties of the Company contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date, as though made as of the Closing Date, except (A) in each case, representations and warranties that are made as of a specific date shall be true and correct only on and as of such date, and (B) in the case of this clause (ii), where the failure of such representations or warranties to be true and correct (except in the case of Section 3.5(b), without giving effect to any materiality or "Company Material Adverse Effect" qualifications set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

          (b)   the Company Parties shall have performed in all material respects all obligations required to be performed by them under this Agreement on or prior to the Closing Date;

          (c)   since the date hereof, there shall not have occurred any Company Material Adverse Effect;

          (d)   Parent shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company certifying that the conditions set forth in Section 6.2(a), Section 6.2(b) and Section 6.2(c) have been satisfied;

          (e)   Parent shall have received a tax opinion of DLA Piper (or such other nationally recognized REIT counsel as may be reasonably acceptable to Parent), substantially in the form of Exhibit E to this Agreement, dated as of the Closing Date (which such opinion shall be subject to customary assumptions, qualifications and representations, including representations made by the Acquired Companies), to the effect that beginning with its taxable year ended December 31, 2002 and until the Closing, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code (which opinion shall be based upon the representation letter described in Section 5.17(g)(ii) ).

          (f)    Parent shall have received the written opinion of Hunton (or other counsel as may be reasonably acceptable to Parent and the Company), substantially in the form of Exhibit F to this Agreement, dated as of the Closing Date, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Company Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel shall rely upon the tax representation letters described in Section 5.17(g)(iii) and Section 5.17(h)(iii). The condition set forth in this Section 6.2(f) shall not be waivable after receipt of the Parent Shareholder Approval, unless further shareholder approval is obtained with appropriate disclosure.

        Section 6.3    Conditions to the Obligations of the Company Parties.     The obligation of the Company Parties to consummate the Mergers is subject to the satisfaction, or waiver by the Company, at or prior to Closing, of the following conditions:

          (a)   (i) the representations and warranties set forth in Section 4.1 (Organization and Good Standing; Subsidiaries), Section 4.3 (Capitalization), Section 4.16 (Authority; Binding Nature of Agreement), Section 4.17 (Vote Required), Section 4.20 (Brokers) and Section 4.22 (Takeover Statutes) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, as though made as of the Closing Date and (ii) each of the other representations and warranties of the Parent Parties contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date, as though made as of the Closing Date, except (A) in each case, representations and warranties that are made as of a specific date shall be true and correct only on and as of such date, and (B) in the case of this clause (ii), where the failure of such representations or warranties to be true and correct (except in the case of Section 4.5(b), without giving effect to any materiality or "Parent Material Adverse Effect" qualifications set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect;

          (b)   the Parent Parties shall have performed in all material respects all obligations required to be performed by them under this Agreement on or prior to the Closing Date;

          (c)   since the date hereof, there shall not have occurred any Parent Material Adverse Effect;

          (d)   the Company shall have received at the Closing a certificate signed on behalf of Parent by the Chief Executive Officer or the Chief Financial Officer of Parent certifying that the conditions set forth in Section 6.3(a), Section 6.3(b) and Section 6.3(c) have been satisfied;

          (e)   the Company shall have received a tax opinion of Hunton (or such other nationally recognized REIT counsel as may be reasonably acceptable to Parent and the Company), substantially in the form of Exhibit G to this Agreement, dated as of the Closing Date, to the effect that, beginning with the Parent's taxable year ended December 31, 2009 and ending with its taxable year that includes the Closing Date, Parent has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code (which opinion shall be based upon the representation letters described in Section 5.17(g)(ii) and Section 5.17(h)(ii)); and

          (f)    the Company shall have received the written opinion of Goodwin (or other counsel as may be reasonably acceptable to Parent and the Company), substantially in the form of Exhibit H to this Agreement, dated as of the Closing Date, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Company Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel shall rely upon the tax representation letters described in Section 5.17(g) (iii) and Section 5.17(h) (iii). The condition set forth in this Section 6.3(f) shall not be waivable after receipt of the Company Shareholder Approval, unless further shareholder approval is obtained with appropriate disclosure.

        Section 6.4    Frustration of Closing Conditions.     None of the Parent Parties, on the one hand, nor the Company Parties, on the other hand, may rely on the failure of any condition set forth in Section 6.1, Section 6.2 or Section 6.3, as the case may be, to be satisfied (or to be able to be satisfied) to excuse it from its obligation to effect the Mergers if such failure (or inability to be satisfied) was caused by such party's failure to comply with or perform its obligations under this Agreement.

ARTICLE 7
TERMINATION

        Section 7.1    Termination.     This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Closing (notwithstanding any approval of this Agreement by the shareholders of the Company or Parent):

          (a)   by mutual written agreement of the Company and Parent;

          (b)   by Parent or the Company upon prior written notice to the other party, if the Closing Date has not occurred on or before March 6, 2019 (the "End Date"); provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose (or whose Affiliate's) material breach of any provision of this Agreement has been the cause of, or resulted in, the failure of the Mergers to be consummated by the End Date;

          (c)   by Parent or the Company upon prior written notice to the other party, if any Governmental Entity of competent jurisdiction shall have issued a final and non-appealable Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the Transactions; provided, however, that the party seeking to terminate this Agreement shall have used its reasonable best efforts to have such Order lifted if and to the extent required by Section 5.5;

          (d)   by Parent or the Company upon written notice to the other party, if the Company Shareholder Approval or the Parent Shareholder Approval have not been obtained upon a vote taken at the Company Shareholders Meeting or the Parent Shareholders Meeting, as applicable, or at any adjournment or postponement thereof at which the Company Merger and the Parent Share Issuance, as applicable, have been voted upon;

          (e)   by Parent, upon written notice to the Company, in the event of a breach by any Company Party of any representation, warranty, covenant or other agreement contained herein such that a condition set forth in Section 6.2 would be incapable of being satisfied by the End Date; provided, however, that Parent shall not be entitled to terminate this Agreement pursuant to this Section 7.1(e) if any Parent Party is in breach of its obligations under this Agreement such that the Company would be entitled to terminate this Agreement pursuant to Section 7.1(f);

          (f)    by the Company, upon written notice to Parent, in the event of a breach by any Parent Party of any representation, warranty, covenant or other agreement contained herein such that a condition set forth in Section 6.3 would be incapable of being satisfied by the End Date; provided, however, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 7.1(f) if any Company Party is in breach of its obligations under this Agreement such that Parent would be entitled to terminate this Agreement pursuant to Section 7.1(e);

          (g)   by Parent, upon written notice to the Company, if prior to obtaining the Company Shareholder Approval the Company Board shall have (i) effected a Change in Recommendation or (ii) any Acquired Company enters into any Alternative Acquisition Agreement;

          (h)   by the Company, upon written notice to Parent, if prior to the Company Shareholder Approval the Company Board shall have effected a Change in Recommendation in respect of a Superior Proposal in accordance with Section 5.3 and the Company Board has approved, and concurrently with such termination, the Company enters into a definitive agreement providing for the implementation of such Superior Proposal, but only if the Company is not then in breach of Section 5.3; provided that such termination shall not be effective until the Company has paid the Company Termination Fee in accordance with Section 7.3(b); or

          (i)    by the Company, upon written notice to Parent, if prior to obtaining the Parent Shareholder Approval the Parent Board shall have (i) effected a Change in Recommendation or (ii) any Parent Company enters into any Alternative Acquisition Agreement.

        Section 7.2    Effect of Termination.     If this Agreement is terminated pursuant to Section 7.1, this Agreement shall become void and of no further force or effect without Liability of any party (or any Affiliate or Representative of such party) relating to, based on or arising under or out of this Agreement, the Transactions or the subject matter hereof (including the negotiation and performance of this Agreement); provided, however, that the provisions of (i) this Section 7.2, (ii) Section 7.3, (iii) the last sentence of Section 5.6, (iv) Section 5.8, (v) the indemnification provisions of Section 5.13, (vi) Section 5.14 and (vii) Article 8 shall survive any termination hereof pursuant to Section 7.1. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, if this

Agreement is terminated pursuant to Section 7.1, none of the Parent Parties or the Company Parties shall be relieved or released from any Liabilities or damages (which the parties hereto acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs, and may include, to the extent proven, the benefit of the bargain lost by such party or such party's equity holders (taking into consideration relevant matters, including the Merger Consideration, other combination opportunities and the time value of money), which shall be deemed to be damages of such party) arising out of its knowing or intentional breach of any provision of this Agreement or fraud, subject only, with respect to any such Liabilities of the Company Parties, to Section 7.3(b) and with respect to any such Liabilities of the Parent Parties, to Section 7.3(c). For the avoidance of doubt, the Confidentiality Agreement shall survive the termination of this Agreement and shall remain in full force and effect in accordance with its terms, provided that Merger Sub and Merger OP shall each be treated as if they were a party thereto to the same extent as Parent. Notwithstanding anything to the contrary provided in this Agreement, including in the foregoing provisions of this Section 7.2, nothing shall relieve any party for fraud.

        Section 7.3    Expenses; Termination Fees.

          (a)   Except as otherwise set forth in this Agreement, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such cost or expense, except that Parent shall pay, whether or not the Mergers or any other Transaction is consummated, all costs and expenses incurred in connection with (i) printing, filing and mailing the Joint Proxy Statement and all SEC and other regulatory filing fees incurred in connection with the Joint Proxy Statement, (ii) any filing with antitrust authorities and (iii) the Exchange Agent.

          (b)   In the event that:

              (i)  this Agreement is terminated pursuant to Section 7.1(g);

             (ii)  this Agreement is terminated pursuant to Section 7.1(h); or

            (iii)  this Agreement is terminated pursuant to Section 7.1(b), Section 7.1(d) or Section 7.1(e) and (A) an Acquisition Proposal shall have been received by the Company or its Representatives or any Person shall have publicly proposed or publicly announced an intention (whether or not conditional) to make an Acquisition Proposal (and, in the case of a termination pursuant to Section 7.1(d), such Acquisition Proposal or publicly proposed or announced intention shall have been made prior to the Company Shareholders Meeting) and (B) within twelve (12) months after the date of such termination, the Company enters into a definitive agreement in respect of, or consummates, any Acquisition Proposal (provided that for purposes of this subsection (iii), each reference to "20% or more" in the definition of Acquisition Proposal shall be deemed to be references to "more than 50%");

  then the Company shall, as directed by Parent, pay the Company Termination Fee by wire transfer of same-day funds to an account designated by Parent (1) in the case of Section 7.3(b)(i), within two (2) Business Days after such termination, (2) in the case of Section 7.3(b)(ii), prior to or concurrently with the termination of this Agreement pursuant to Section 7.1(h), and (3) in the case of Section 7.3(b)(iii), within two (2) Business Days after the earlier of entry into a definitive agreement in respect of the Acquisition Proposal referred to in clause (B) of Section 7.3(b)(iii), or the consummation of such Acquisition Proposal.

          (c)   In the event that this Agreement is terminated pursuant to Section 7.1(i), then Parent shall pay the Company the Parent Termination Fee by wire transfer of same-day funds within two (2) Business Days after such termination.

          (d)   For the avoidance of doubt, any payment made by the Company under Section 7.3(b) or by Parent under Section 7.3(c) shall be payable only once with respect to Section 7.3(b) or

  Section 7.3(c), as applicable, and not in duplication, even though such payment may be payable under one or more provisions hereof. In the event that Parent shall receive full payment of the Company Termination Fee pursuant to Section 7.3(b) or the Company shall receive full payment of the Parent Termination Fee pursuant to Section 7.3(c), the receipt of the Company Termination Fee, on the one hand, or the Parent Termination Fee, on the other hand, as applicable, shall be deemed to be liquidated damages (and not a penalty) in a reasonable amount to compensate such party for any and all losses or damages suffered or incurred by the Parent Parties or any of their respective Affiliates or by the Company Parties or any of their respective Affiliates, as applicable, or any other Person in connection with this Agreement (and the termination hereof), the Transactions (and the abandonment thereof) or any matter forming the basis for such termination; the Company Parties or the Parent Parties, as applicable, shall have no further Liability, whether pursuant to a claim at Law or in equity, to the Parent Parties or the Company Parties, as applicable, or any of their respective Affiliates in connection with this Agreement (and the termination hereof), the Transactions (and the abandonment thereof) or any matter forming the basis for such termination; and none of the Parent Parties or any of their respective Affiliates or the Company Parties or any of their respective Affiliates, as applicable, or any other Person shall be entitled to bring or maintain any Legal Proceeding against the Acquired Companies or their Affiliates or the Parent Companies or their Affiliates, as applicable, for damages or any equitable relief arising out of or in connection with this Agreement (other than equitable relief to require payment of the Company Termination Fee or the Parent Termination Fee, as applicable), any of the Transactions or any matters forming the basis for such termination; provided that if the Company fails to pay the Company Termination Fee pursuant to Section 7.3(b) or the Parent fails to pay the Parent Termination Fee pursuant to Section 7.3(c) and the Parent Parties or the Company Parties, as applicable, commence and prevail in a suit which results in a final, non-appealable judgment against the Company for the Company Termination Fee or any portion thereof or for the Parent Termination Fee or any portion thereof, as applicable, then the Company or Parent, as applicable, shall pay the Parent Parties or the Company Parties, as applicable, their costs and expenses (including reasonable attorney's fees and disbursements) in connection with such suit, together with interest on the Company Termination Fee or the Parent Termination Fee, as applicable, at the "prime rate" as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding).

        Section 7.4    Payment of Amount or Expense.

          (a)   In the event that Parent is obligated to pay the Company the Parent Termination Fee set forth in Section 7.3, Parent shall pay to the Company from the Parent Termination Fee an amount equal to the lesser of (i) the Parent Termination Fee and (ii) the sum of (1) the maximum amount that can be paid to the Company without causing the Company to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code for the relevant tax year determined as if the payment of such amount did not constitute income described in Sections 856(c)(2)(A) through (H) or 856(c)(3)(A) through (I) of the Code ("Qualifying Income"), as determined by the Company's independent certified public accountants, plus (2) in the event the Company receives either (A) a letter from the Company's counsel indicating that the Company has received a ruling from the IRS described in Section 7.4(b), (B) an opinion from the Company's outside counsel as described in Section 7.4(b) or (C) a letter from the Company's independent certified public accountants indicating that the entire Parent Termination Fee is included in the Company's income regardless of this Section 7.4(a), an amount equal to the Parent Termination Fee less the amount payable under clause (1) above. To secure Parent's obligation to pay these amounts, Parent shall deposit into escrow an amount in cash equal to the Parent Termination Fee with an escrow agent selected by Parent and on such terms (subject to Section 7.4(b)) as shall be mutually agreed upon by the

  Company, Parent and the escrow agent. The payment or deposit into escrow of the Parent Termination Fee pursuant to this Section 7.4(a) shall be made at the time Parent is obligated to pay the Company such amount pursuant to Section 7.3 by wire transfer.

          (b)   The escrow agreement shall provide that the Parent Termination Fee in escrow or any portion thereof shall not be released to the Company unless the escrow agent receives any one or combination of the following: (i) a letter from the Company's independent certified public accountants indicating the maximum amount that can be paid by the escrow agent to the Company without causing the Company to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code for the relevant tax year determined as if the payment of such amount did not constitute Qualifying Income or a subsequent letter from the Company's accountants revising that amount, in which case the escrow agent shall release such amount to the Company, (ii) a letter from the Company's counsel indicating that the Company's outside counsel has rendered a legal opinion to the effect that the release of the remainder of the Parent Termination Fee (or portion thereof) from the escrow should not cause the Company to fail to qualify as a REIT, in which case the escrow agent shall release the remainder of the Parent Termination Fee (or portion thereof) to the Company, or (iii) a letter from the Company's counsel indicating that the Company received a ruling from the IRS holding that the receipt by the Company of the Parent Termination Fee should either constitute Qualifying Income or should be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code (or alternatively, indicating that the Company's outside counsel has rendered a legal opinion to the effect that the receipt by the Company of the Parent Termination Fee should either constitute Qualifying Income or should be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code), in which case the escrow agent shall release the remainder of the Parent Termination Fee to the Company. Parent agrees to amend this Section 7.4 at the request of the Company in order to (x) maximize the portion of the Parent Termination Fee that may be distributed to the Company hereunder without causing the Company to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code, (y) improve the Company's chances of securing a favorable ruling described in this Section 7.4(b) or (z) assist the Company in obtaining a favorable legal opinion from its outside counsel as described in this Section 7.4(b). The escrow agreement shall also provide that any portion of the Parent Termination Fee that remains unpaid as of the end of a tax year shall be paid as soon as possible during the following tax year, subject to the foregoing limitations of this Section 7.4; provided, any portion of the Parent Termination Fee that remains unpaid as of December 31 following the date which is five years from the date of this Agreement shall be released by the escrow agent to Parent. Parent shall not be a party to such escrow agreement and shall not bear any cost of or have Liability resulting from the escrow agreement. The Company shall fully indemnify Parent and hold Parent harmless from and against any such cost or Liability.

          (c)   In the event that the Company is obligated to pay Parent the Company Termination Fee set forth in Section 7.3, the Company shall pay to Parent from the Company Termination Fee an amount equal to the lesser of (i) the Company Termination Fee and (ii) the sum of (1) the maximum amount that can be paid to Parent without causing Parent to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code for the relevant tax year determined as if the payment of such amount did not constitute Qualifying Income, as determined by Parent's independent certified public accountants, plus (2) in the event Parent receives either (A) a letter from Parent's counsel indicating that Parent has received a ruling from the IRS described in Section 7.4(d), (B) an opinion from the Parent's outside counsel as described in Section 7.4(d) or (C) a letter from Parent's independent certified public accountants indicating that the entire Company Termination Fee is included in Parent's income regardless of this Section 7.4(c), an amount equal to the Company Termination Fee less the amount payable under clause (1) above. To secure the Company's obligation to pay these amounts, the Company shall deposit into escrow an amount in cash equal to the Company Termination Fee with an escrow agent selected by the

  Company and on such terms (subject to Section 7.4(d)) as shall be mutually agreed upon by Parent, the Company and the escrow agent. The payment or deposit into escrow of the Company Termination Fee pursuant to this Section 7.4(c) shall be made at the time the Company is obligated to pay Parent such amount pursuant to Section 7.3 by wire transfer.

          (d)   The escrow agreement shall provide that the Company Termination Fee in escrow or any portion thereof shall not be released to Parent unless the escrow agent receives any one or combination of the following: (i) a letter from Parent's independent certified public accountants indicating the maximum amount that can be paid by the escrow agent to Parent without causing Parent to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code for the relevant tax year determined as if the payment of such amount did not constitute Qualifying Income or a subsequent letter from Parent's accountants revising that amount, in which case the escrow agent shall release such amount to Parent, (ii) a letter from Parent's counsel indicating that the Parent's outside counsel has rendered a legal opinion to the effect that the release of the remainder of the Company Termination Fee (or portion thereof) from the escrow more likely than not would cause Parent to fail to qualify as a REIT, in which case the escrow agent shall release the remainder of the Company Termination Fee (or portion thereof) to Parent, or (iii) a letter from Parent's counsel indicating that Parent received a ruling from the IRS holding that the receipt by Parent of the Company Termination Fee more likely than not would either constitute Qualifying Income or be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code (or alternatively, indicating that Parent's outside counsel has rendered a legal opinion to the effect that the receipt by Parent of the Company Termination Fee should either constitute Qualifying Income or should be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code), in which case the escrow agent shall release the remainder of the Company Termination Fee to Parent. The Company agrees to amend this Section 7.4 at the request of Parent in order to (x) maximize the portion of the Company Termination Fee that may be distributed to Parent hereunder without causing Parent to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code, (y) improve Parent's chances of securing a favorable ruling described in this Section 7.4(d) or (z) assist Parent in obtaining a favorable legal opinion from its outside counsel as described in this Section 7.4(d). The escrow agreement shall also provide that any portion of the Company Termination Fee that remains unpaid as of the end of a tax year shall be paid as soon as possible during the following tax year, subject to the foregoing limitations of this Section 7.4; provided, any portion of the Company Termination Fee that remains unpaid as of December 31 following the date which is five years from the date of this Agreement shall be released by the escrow agent to the Company. The Company shall not be a party to such escrow agreement and shall not bear any cost of or have Liability resulting from the escrow agreement. Parent shall fully indemnify the Company and hold the Company harmless from and against any such cost or Liability.

ARTICLE 8
MISCELLANEOUS PROVISIONS

        Section 8.1    Amendment.     Prior to the Company Merger Effective Time, this Agreement may be amended with the mutual agreement of the Company Parties and the Parent Parties at any time, whether before or after the Company Shareholder Approval or the Parent Shareholder Approval has been obtained; provided, however, that after the Company Shareholder Approval or the Parent Shareholder Approval has been obtained, no amendment may be made that pursuant to applicable Law requires further approval or adoption by the shareholders of the Company or Parent, as applicable, without such further approval or adoption. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto; provided, further, that none of Section 7.3(d) , Section 8.1, Section 8.4(e), Section 8.5, Section 8.6, Section 8.8 or Section 8.11 or any related definitions used in those Sections shall be amended in any manner that is materially adverse to a Debt Financing Source without its prior written consent.

        Section 8.2    Waiver.     No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given; provided, however, that after the Company Shareholder Approval or the Parent Shareholder Approval has been obtained, no waiver may be made that pursuant to applicable Law requires further approval or adoption by the shareholders of the Company or Parent, as applicable, without such further approval or adoption.

        Section 8.3    No Survival of Representations and Warranties.     None of the representations and warranties of the Company Parties or the Parent Parties contained in this Agreement, or contained in any certificate, schedule or document delivered pursuant to this Agreement or in connection with any of the Transactions, shall survive the Company Merger Effective Time.

        Section 8.4    Entire Agreement.     This Agreement, the Confidentiality Agreement, the exhibits and schedules to this Agreement, the Company Disclosure Schedule and the Parent Disclosure Schedule constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. Without limiting the generality of the foregoing: (a) the Parent Parties, on the one hand, and the Company Parties, on the other hand, acknowledge and agree that the Company Parties and the Parent Parties, as applicable, have not made and are not making any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 3 and Article 4 (including the Company Disclosure Schedule and the Parent Disclosure Schedule, as applicable), that they are not relying and have not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 3 and Article 4 (including the Company Disclosure Schedule and the Parent Disclosure Schedule, as applicable), and that no employee, agent, advisor or other Representative of the Company Parties, on the one hand, or the Parent Parties, on the other hand, has made or is making any representations or warranties whatsoever regarding the subject matter of this Agreement; (b) without limiting the foregoing, the Parent Parties, on the one hand, and the Company Parties, on the other hand, acknowledge and agree that, except as expressly set forth in this Agreement (i) neither the Company Parties nor the Parent Parties as applicable, nor any of their respective Representatives has made any representation or warranty, whether express or implied, as to the accuracy or completeness of any information regarding the Company Parties or the Parent Parties, as applicable, or their respective Affiliates furnished or made available to the Parent Parties or the Company Parties, as applicable, and their respective Representatives, and (ii) neither the Company nor Parent, as applicable, nor any other Person shall be subject to any Liability to the Parent Parties or the Company Parties, as applicable, or any other Person resulting from the Company's or Parent's, as applicable, making available to the Parent Parties or the Company Parties, as applicable, use of such information, or any information, documents or material made available to the Parent Parties or the Company Parties, as applicable, in any due diligence materials provided to the Parent Parties or the Company Parties, as applicable, including in the "data room," management presentations (formal or informal) or in any other form in connection with the Transactions; (c) without limiting the foregoing, except as expressly set forth in this Agreement, the Parent Parties, on the one hand, and the Company Parties, on the other hand, acknowledge and agree that the Company Parties and the Parent Parties, as applicable, have not made and are not making any representations or warranties whatsoever regarding any forecasts, projections, estimates or budgets discussed with, delivered to or made available to the Parent Parties or the

Company Parties, as applicable, or otherwise regarding the future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of the Company Parties or the Parent Parties, as applicable, or the future business and operations of the Company Parties or the Parent Parties, as applicable; (d) the Company Parties, on the one hand, and the Parent Parties, on the other hand, acknowledge and agree that the Parent Parties and the Company Parties, as applicable, have not made and are not making any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 3 and Article 4, that they are not relying and have not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 3 and Article 4, and that no Affiliate or Representative of the Parent Parties or the Company Parties, as applicable, has made or is making any representations or warranties whatsoever regarding the subject matter of this Agreement; and (e) without limiting the foregoing, the Company Parties, on the one hand, and the Parent Parties, on the other hand, acknowledge and agree that neither the Parent Parties, nor the Company Parties, as applicable, nor any of their respective Representatives has made any representation or warranty, whether express or implied, as to the accuracy or completeness of any information regarding the Parent Parties or the Company Parties, as applicable, or their respective Affiliates furnished or made available to the Company Parties or the Parent Parties, as applicable, and their respective Representatives except as expressly set forth in this Agreement, and neither the Parent, nor the Company, as applicable, nor any other Person shall be subject to any Liability to the Company Parties or the Parent Parties, as applicable, or any other Person resulting from Parent or the Company, as applicable, making available to the Company Parties or the Parent Parties, as applicable, or Company Parties' or Parent Parties', as applicable, use of such information, except as expressly set forth in this Agreement.

        Section 8.5    Applicable Law; Jurisdiction; Wavier of Jury Trial.     This Agreement is made under, and shall be construed and enforced in accordance with, the Laws of the State of Maryland applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of Law, except with respect to matters under the DRULPA relating to the Partnership Merger, which shall be governed by the Laws of the State of Delaware. Each of the parties hereby irrevocably and unconditionally consents to and submits to the exclusive jurisdiction of the Circuit Court for Baltimore City (Maryland), Business and Technology Case Management Program and/or the U.S. District Court for the District of Maryland (the "Chosen Courts") for any litigation arising out of this Agreement and the Transactions (and agrees not to commence any litigation relating thereto except in such court), waives any objection to the laying of venue of any such litigation in a Chosen Court and agree not to plead or claim in a Chosen Court that such litigation brought therein has been brought in any inconvenient forum. Each of the parties hereby irrevocably and unconditionally agrees to request and/or consent to the assignment of any such proceeding in the courts of the State of Maryland to the Maryland Court's Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Nothing in this Agreement shall limit or affect the rights of any party to pursue appeals from any judgments or Order of a Chosen Court as provided by Law. Each of the parties agrees that service of process may be made on such party by prepaid certified mail in the manner provided in Section 8.7 with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, provided that nothing herein shall limit the right of a party to serve legal process in any other manner permitted by applicable Law. Service made pursuant to the foregoing shall have the same legal force and effect as if served upon such party personally within the State of Maryland. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATE TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING

OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY ACTION, PROCEEDING OR COUNTERCLAIM AGAINST OR INVOLVING ANY DEBT FINANCING SOURCE, OR THE ACTIONS OF THE PARTIES HERETO OR ANY DEBT FINANCING SOURCE IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.5. NOTWITHSTANDING THE FOREGOING, EACH PARTY HERETO AGREES THAT IT WILL NOT BRING OR SUPPORT ANY PERSON IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER AT LAW OR IN EQUITY, IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OF THE DEBT FINANCING SOURCES IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO THE DEBT FINANCING COMMITMENTS OR THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED THEREBY, IN ANY FORUM OTHER THAN THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN WITHIN THE CITY OF NEW YORK

        Section 8.6    Assignability; Parties in Interest.     This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assignable by any party without the express written consent of the other parties hereto, and any attempt to make any such assignment without such consent shall be null and void; provided, however, that, prior to the mailing of the Proxy Statement to the Company's shareholders, Parent may designate, by written notice to the Company, one or more wholly owned direct or indirect Subsidiaries to be a party to the Mergers in lieu of Merger Sub and/or Merger OP, in which event all references herein to Merger Sub and/or Merger OP shall be deemed references to such other Subsidiary, except that all representations and warranties made herein with respect to Merger Sub and/or Merger OP as of the date of this Agreement shall be deemed representations and warranties made with respect to such other Subsidiary as of the date of such designation; provided, further, that any such designation shall not impede or delay the consummation of the Transactions. After the Partnership Merger Effective Time, the Parent Parties may assign their rights under this Agreement to any parties providing secured debt financing for purposes of creating a security interest herein. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to or shall confer on any Person other than the parties hereto or their respective permitted assigns any rights, remedies, obligations or Liabilities under or by reason of this Agreement, except (a) as provided in Section 5.9, which provision shall inure to the benefit of the Indemnified Parties who shall be third-party beneficiaries thereof and who may enforce the covenants contained therein and (b) that the Debt Financing Sources are intended third-party beneficiaries with respect to their rights pursuant to Section 7.3(d), Section 8.1, Section 8.4(e), Section 8.5, this Section 8.6, Section 8.8 and Section 8.11. The parties hereto further agree that the rights of third party beneficiaries under Section 5.9 shall not arise unless and until the Partnership Merger Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties may be subject to waiver by the parties hereto in accordance with Section 8.2 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date. Without limiting the foregoing, no financing source (including, for the avoidance of doubt, no Debt Financing Source) shall have any liability to any Company Party pursuant to the Debt Financing Commitment or any Debt Financing Documents and in no event shall any such financing source be liable to any Company Party for special, consequential, punitive or indirect damages of a tortious nature.

        Section 8.7    Notices.     Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date delivered or sent if delivered in Person or sent by e-mail, (b) on the fifth (5th) Business Day after dispatch by registered or certified mail, or (c) on the next Business Day if transmitted by nationally recognized overnight courier, in each case as follows:

if to the Parent Parties or the Surviving Entity, to:
Pebblebrook Hotel Trust 7315 Wisconsin Avenue, Suite 1100 West Bethesda, Maryland 20814
Attention: Jon E. Bortz
E-mail: jbortz@pebblebrookhotels.com
with a copy (which shall not constitute notice) to:
Hunton Andrews Kurth LLP 951 E. Byrd Street Riverfront Plaza, East Tower Richmond, Virginia 23219
Attention: David C. Wright
Mark W. Wickersham
Steven M. Haas
E-mail: dwright@HuntonAK.com
mwickersham@HuntonAK.com
shaas@HuntonAK.com
if to the Company Parties (prior to the Company Merger) to:
LaSalle Hotel Properties 7550 Wisconsin Avenue, 10th Floor Bethesda, Maryland 20814
Attention: Michael D. Barnello
President and Chief Executive Officer
E-mail: mbarnello@lasallehotels.com

with copies (which shall not constitute notice) to:
Goodwin Procter LLP 100 Northern Avenue Boston, Massachusetts 02210
Attention: Joseph L. Johnson III
Andrew H. Goodman
E-mail: jjohnson@goodwinlaw.com
agoodman@goodwinlaw.com
and
DLA Piper LLP (US) 1251 Avenue of the Americas, 27th Floor New York, New York 10020
Attention: Kerry E. Johnson
E-mail: kerry.johnson@dlapiper.com

        Section 8.8    Severability.     Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

        Section 8.9    Counterparts.     This Agreement may be executed and delivered (including by facsimile or other form of electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

        Section 8.10    Obligation of Parent and the Company.

          (a)   Parent shall cause Parent OP, Merger Sub and Merger OP to comply in all respects with each of the representations, warranties, covenants, obligations, agreements and undertakings made or required to be performed by Parent OP, Merger Sub and Merger OP in accordance with the terms of this Agreement, the Mergers and the other Transactions. As a material inducement to the Company's willingness to enter into this Agreement and perform its obligations hereunder, Parent hereby unconditionally guarantees full performance and payment by Parent OP, Merger Sub and Merger OP of each of their respective covenants, obligations and undertakings required to be performed by Parent OP, Merger Sub and Merger OP under this Agreement and the Transactions, subject to all terms, conditions and limitations contained in this Agreement, and hereby represents, acknowledges and agrees that any such breach of any such representation and warranty or default in the performance of any such covenant, obligation, agreement or undertaking of Parent OP, Merger Sub and Merger OP shall also be deemed to be a breach or default of Parent, and the Company shall have the right, exercisable in its sole discretion, to pursue any and all available remedies it may have under this Agreement arising out of any such breach or nonperformance directly against either or both of Parent and Merger Sub in the first instance. As applicable, references in this Section 8.10 to "Merger Sub" shall also include the Surviving Entity following the Company Merger Effective Time and references in this Section 8.10 to "Merger OP" shall also include the Surviving Partnership following the Partnership Merger Effective Time.

          (b)   The Company shall cause the Operating Partnership to comply in all respects with each of the representations, warranties, covenants, obligations, agreements and undertakings made or required to be performed by the Operating Partnership in accordance with the terms of this Agreement, the Mergers and the other Transactions. As a material inducement to Parent's willingness to enter into this Agreement and perform its obligations hereunder, the Company hereby unconditionally guarantees full performance and payment by the Operating Partnership of its covenants, obligations and undertakings required to be performed by the Operating Partnership under this Agreement and the Transactions, subject to all terms, conditions and limitations contained in this Agreement, and hereby represents, acknowledges and agrees that any such breach of any such representation and warranty or default in the performance of any such covenant, obligation, agreement or undertaking of the Operating Partnership shall also be deemed to be a breach or default of the Company, and the Parent Parties shall have the right, exercisable in their sole discretion, to pursue any and all available remedies they may have arising out of any such breach or nonperformance directly against either or both of Company and the Operating Partnership in the first instance.

        Section 8.11    Specific Performance.     The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, except as expressly provided in the following sentence. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in a court of competent jurisdiction as set forth in Section 8.5 and, in any action for specific performance, each party waives the defense of adequacy of a remedy at law and waives any requirement for the securing or posting of any bond or other security in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity (subject to the limitations set forth in this Agreement). The parties hereto further agree that (i) by seeking the remedies provided for in this Section 8.11, a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement or in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 8.11 are not available or otherwise are not granted, and (ii) nothing set forth in this Section 8.11 shall require any party hereto to institute any Legal Proceeding for (or limit any party's right to institute any Legal Proceeding for) specific performance under this Section 8.11 before such party can exercise any termination right under Article 7 (and pursuing damages after such termination), nor shall the commencement of any Legal Proceeding pursuant to this Section 8.11 or anything set forth in this Section 8.11 restrict or limit any party's right to terminate this Agreement in accordance with the terms of Article 7 or pursue any other remedies under this Agreement that may be available at any time. Notwithstanding anything to the contrary contained in this Agreement, no Company Party shall be entitled to specific performance to cause any Parent Party or any of their respective Affiliates to enforce the terms of the Debt Financing Commitment.

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        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

LASALLE HOTEL PROPERTIES
By:	/s/ MICHAEL D. BARNELLO
	Name:	Michael D. Barnello
	Title:	President and Chief Executive Officer
LASALLE HOTEL OPERATING PARTNERSHIP, L.P., by LASALLE HOTEL PROPERTIES, its general partner
By:	/s/ MICHAEL D. BARNELLO
	Name:	Michael D. Barnello
	Title:	President and Chief Executive Officer
PEBBLEBROOK HOTEL TRUST
By:	/s/ JON E. BORTZ
	Name:	Jon E. Bortz
	Title:	Chairman of the Board, President and Chief Executive Officer
PEBBLEBROOK HOTEL, L.P., by PEBBLEBROOK HOTEL TRUST, its general partner
By:	/s/ JON E. BORTZ
	Name:	Jon E. Bortz
	Title:	Chairman of the Board, President and Chief Executive Officer

[Signature Page to Merger Agreement]

PING MERGER SUB, LLC
By:	/s/ JON E. BORTZ
	Name:	Jon E. Bortz
	Title:	President and Chief Executive Officer
PING MERGER OP, LP, by PING MERGER OP GP, LLC, its general partner
By:	/s/ JON E. BORTZ
	Name:	Jon E. Bortz
	Title:	President and Chief Executive Officer

[Signature Page to Merger Agreement]

 EXHIBITS AND SCHEDULES*

*
Pebblebrook will furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that Pebblebrook may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

Execution Version

AMENDMENT NO. 1

TO THE

AGREEMENT AND PLAN OF MERGER

BY AND AMONG:

PEBBLEBROOK HOTEL TRUST,

PEBBLEBROOK HOTEL, L.P.,

PING MERGER SUB, LLC,

PING MERGER OP, LP,

LASALLE HOTEL PROPERTIES

and

LASALLE HOTEL OPERATING PARTNERSHIP,  L.P.

DATED AS OF SEPTEMBER 18, 2018

        THIS AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF MERGER, dated as of September 18, 2018 (this "Amendment"), is entered into by and among Pebblebrook Hotel Trust, a Maryland real estate investment trust ("Parent"); Pebblebrook Hotel, L.P., a Delaware limited partnership ("Parent OP"); Ping Merger Sub, LLC, a Maryland limited liability company ("Merger Sub"); Ping Merger OP, LP, a Delaware limited partnership ("Merger OP" and, collectively with Parent, Parent OP and Merger Sub, the "Parent Parties"); LaSalle Hotel Properties, a Maryland real estate investment trust (the "Company"); and LaSalle Hotel Operating Partnership, L.P., a Delaware limited partnership and whose sole general partner is the Company (the "Operating Partnership" and, together with the Company, the "Company Parties"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement and Plan of Merger, dated as of September 6, 2018, by and among the Parent Parties and the Company Parties (the "Merger Agreement").

        WHEREAS, the Board of Trustees of the Company, on behalf of the Company and on behalf of the Company on behalf of the Operating Partnership, and each of the Parent Parties have approved this Amendment;

        WHEREAS, the Board of Trustees of the Company recommends the approval of the Merger Agreement, as amended by this Amendment, and the Company Merger by the Company's shareholders; and

        WHEREAS, the parties have agreed to amend the Merger Agreement as provided in this Amendment.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

  1.
  Amendment of Section 2.10(b).    Section 2.10(b) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

      "(b) Treatment of Performance Shares.    Immediately prior to the Company Merger Effective Time, each outstanding award of performance shares with respect to Company Common Shares (each, a "Performance Award") granted pursuant to the Company Equity Incentive Plans shall automatically become earned and vested with respect to 180% of the target number of Company Common Shares subject to such Performance Award and thereafter shall be cancelled and, in exchange therefor, each holder of any such cancelled vested Performance Award shall cease to have any rights with respect thereto, except the right to receive, in consideration for the cancellation of such vested Performance Award, such number of earned and vested Company Common Shares, which shall be considered outstanding as of such time for all purposes of this Agreement, and the holders thereof shall only have the right to submit an Election in accordance with the applicable procedures set forth in Section 2.6 and to receive the Merger Consideration with respect to such Company Common Shares pursuant to Section 2.5(a) (less required withholdings as provided in Section 2.13). In addition, on the Closing Date, the Company shall pay each holder of a Performance Award an amount in cash equal to all accrued and unpaid cash dividends that would have been paid on such earned and vested Performance Awards as if they had been issued and outstanding from the date of grant up to, and including, the Company Merger Effective Time (less required withholdings as provided in Section 2.13)."

  2.
  Amendment of Company Disclosure Schedule.    Each of Part 2.10(b) of the Company Disclosure Schedule and Appendix 2.10(b) to the Company Disclosure Schedule is hereby deleted in its entirety.

  3.
  References to the Merger Agreement.    After giving effect to this Amendment, each reference in the Merger Agreement to "this Agreement", "hereof", "hereunder" or words of like import referring to the Merger Agreement shall refer to the Merger Agreement as amended by this Amendment and all references in the Disclosure Schedules to "the Agreement" and "the Merger Agreement" shall refer to the Merger Agreement as amended by this Amendment.

  4.
  Construction.    Except as expressly provided in this Amendment, all references in the Merger Agreement and the Disclosure Schedules to "the date hereof" and "the date of this Agreement" shall refer to September 6, 2018.

  5.
  Other Miscellaneous Terms.    The provisions of Article 8 (Miscellaneous Provisions) of the Merger Agreement shall apply mutatis mutandis to this Amendment, and to the Merger Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified hereby.

  6.
  No Further Amendment.    Except as amended hereby, the Merger Agreement, shall remain in full force and effect.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

LASALLE HOTEL PROPERTIES
By:	/s/ MICHAEL D. BARNELLO
	Name:	Michael D. Barnello
	Title:	President and Chief Executive Officer
LASALLE HOTEL OPERATING PARTNERSHIP, L.P., by LASALLE HOTEL PROPERTIES, its general partner
By:	/s/ MICHAEL D. BARNELLO
	Name:	Michael D. Barnello
	Title:	President and Chief Executive Officer
PEBBLEBROOK HOTEL TRUST
By:	/s/ JON E. BORTZ
	Name:	Jon E. Bortz
	Title:	Chairman of the Board, President and Chief Executive Officer
PEBBLEBROOK HOTEL, L.P., by PEBBLEBROOK HOTEL TRUST, its general partner
By:	/s/ JON E. BORTZ
	Name:	Jon E. Bortz
	Title:	Chairman of the Board, President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Merger Agreement]

PING MERGER SUB, LLC
By:	/s/ JON E. BORTZ
	Name:	Jon E. Bortz
	Title:	President and Chief Executive Officer
PING MERGER OP, LP, by PING MERGER OP GP, LLC, its general partner
By:	/s/ JON E. BORTZ
	Name:	Jon E. Bortz
	Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Merger Agreement]

Annex B

September 6, 2018

Board of Trustees
Pebblebrook Hotel Trust
7315 Wisconsin Ave, Suite 1100 West
Bethesda, MD 20814

Members of the Board of Trustees:

        We understand that Pebblebrook Hotel Trust, a Maryland real estate investment trust (the "Company"), and LaSalle Hotel Properties, a Maryland real estate investment trust ("LaSalle"), propose to enter into the Agreement (defined below) pursuant to which, among other things, (a) LaSalle will be merged with and into Merger Sub (defined below) with Merger Sub surviving the merger (the "Company Merger") and, in connection with the Transaction (defined below), each outstanding common share of beneficial interest, par value $0.01 per share, of LaSalle (the "LaSalle Common Shares") will be converted into the right to receive, at the election of the holder: (i) 0.92 validly issued, fully paid and nonassessable common shares of beneficial interest, $0.01 par value per share, of the Company (the "Pebblebrook Common Shares") or (ii) $37.80 in cash, subject to certain limitations including that the maximum number of LaSalle Common Shares eligible to be converted into cash is equal to 30% of the LaSalle Common Shares (together, the "Merger Consideration"); (b) each outstanding share of the 6.375% Series I Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of LaSalle ("LaSalle Series I Preferred Shares") will be converted into the right to receive one Parent Series E Preferred Share (as defined in the Agreement) and each outstanding share of the 6.3% Series J Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of LaSalle ("LaSalle Series J Preferred Shares" and, together with the LaSalle Series I Preferred Shares, the "LaSalle Preferred Shares") shall be converted into the right to receive one Parent Series F Preferred Share (as defined in the Agreement); and (c) immediately prior to the Company Merger, Merger OP (defined below) shall merge with and into LaSalle OP (defined below) (the "Partnership Merger" and, together with the Company Merger, the "Mergers"), with LaSalle OP surviving the Partnership Merger, pursuant to which outstanding partnership interests in LaSalle OP will be converted into the right to receive partnership interests in Pebblebrook OP except as otherwise described in the Agreement (such transactions collectively referred to as the "Transaction").

        The Board of Trustees of the Company (the "Board") has requested that Raymond James & Associates, Inc. ("Raymond James") provide an opinion to the Board as to whether, as of the date hereof, the Merger Consideration to be paid by the Company as provided for in the Transaction pursuant to the Agreement is fair from a financial point of view to the Company (this "Opinion").

        In connection with our review of the proposed Transaction and the preparation of this Opinion, we have, among other things:

  1.
  reviewed the financial terms and conditions as stated in the draft dated September 6, 2018 of the Agreement and Plan of Merger (the "Agreement") by and among the Company, Pebblebrook Hotel, L.P., a Delaware limited partnership whose sole general partner is the Company ("Pebblebrook OP"), Ping Merger Sub, LLC, a Maryland limited liability company and a wholly owned subsidiary of the Company ("Merger Sub"), Ping Merger OP, LP, a Delaware limited partnership, whose sole general partner is a wholly owned subsidiary of Pebblebrook OP and whose sole limited partner is Pebblebrook OP ("Merger OP", and collectively with the Company, Pebblebrook OP and Merger Sub, the "Pebblebrook Companies"), LaSalle and LaSalle Hotel Operating Partnership, L.P., a Delaware limited partnership whose sole general partner is LaSalle ("LaSalle OP");

  2.
  reviewed certain information related to the historical, current and future operations, financial condition and prospects of the Company and LaSalle made available to us by the Company, including, but not limited to, (i) financial projections prepared by the management of the Company relating to the Company for each year in the five-year period ending December 31, 2022, and (ii) financial projections prepared by the management of LaSalle, as adjusted by management of the Company, relating to LaSalle for each year in the five-year period ending December 31, 2022, each, as approved for our use by the Company (together, the "Projections");

  3.
  reviewed recent public filings of the Company and LaSalle and certain other publicly available information regarding the Company and LaSalle;

  4.
  reviewed financial, operating and other information regarding the Company and LaSalle and the industry in which they operate;

  5.
  reviewed the financial and operating performance of the Company and LaSalle and those of other public companies that we deemed to be relevant;

  6.
  considered the publicly available financial terms of certain transactions that we deemed to be relevant;

  7.
  reviewed the current and historical market prices for the LaSalle Common Shares and the Pebblebrook Common Shares, and the current market prices of the publicly traded securities of certain other companies that we deemed to be relevant;

  8.
  compared the relative contributions of the Company and LaSalle to certain financial statistics of the combined company;

  9.
  conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate;

  10.
  discussed with members of the senior management of the Company certain information relating to the aforementioned and other matters that we deemed to be relevant; and

  11.
  received a certificate addressed to Raymond James from a member of senior management of the Company regarding, among other things, the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Raymond James by or on behalf of the Company.

        We have assumed and relied upon the accuracy and completeness of all information supplied by or on behalf of the Company or otherwise reviewed by or discussed with us, and we have undertaken no duty or responsibility to, nor did we, independently verify any of such information. We have not made or obtained an independent appraisal of the assets or liabilities (contingent or otherwise) of the Company or of LaSalle, nor were we provided with any such appraisal. With respect to the Projections and any other information and data provided to or otherwise reviewed by or discussed with us, we have, at the direction of the Company, assumed that the Projections and such other information and data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company or LaSalle, as applicable, and we have relied upon the Company to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review. We express no opinion with respect to the Projections or the assumptions on which they are based. We have assumed that the final form of the Agreement will be substantially similar to the draft reviewed by us, and that the Transaction will be consummated in accordance with the terms of the Agreement without waiver or amendment of any conditions thereto. Furthermore, we have assumed, in all respects material to our analyses, that the representations and warranties of each party contained in the Agreement are true and correct and that each such party will perform all of the covenants and agreements required to be performed by it under the Agreement without waiver of any such covenants or agreements. We have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable international, federal and state statutes, rules and regulations, (ii) all governmental, regulatory and other consents and approvals necessary for the consummation of the Transaction will be obtained and (iii) no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Transaction, the Company or LaSalle that would be material to our analyses or this Opinion.

        We have been advised by the management of the Company that the Company and LaSalle have each operated in conformity with the requirements for qualification as a real estate investment trust ("REIT") for U.S. federal income tax purposes for all taxable years commencing with its taxable year ended December 31, 2009 and December 31, 1998, respectively, through December 31, 2017, and we have assumed, at the direction of the Company, that the Transaction will not adversely affect the status or operations of the Company or LaSalle. We have also assumed, at the direction of the Company, that the Transaction will qualify as a tax-free reorganization transaction.

        This Opinion is based upon market, economic, financial and other circumstances and conditions existing and disclosed to us as of the date hereof and any material change in such circumstances and conditions would require a reevaluation of this Opinion, which we are under no obligation to undertake. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or LaSalle since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading in any material respect.

        We express no opinion as to the underlying business decision to effect the Transaction, the structure or tax consequences of the Transaction or the availability or advisability of any alternatives to the Transaction. We provided advice to the Company with respect to the proposed Transaction. We did not, however, recommend any specific amount of consideration or that any specific consideration constituted the only appropriate consideration for the Transaction. This letter does not express any opinion as to the likely value or trading range of the Company Common Shares or the LaSalle Common Shares following announcement of the Transaction, or the Company Common Shares issued pursuant to the consummation of the Transaction, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of the Company or LaSalle at that time. Our opinion is limited to the fairness, from a financial point of view, to the Company of the Merger Consideration to be paid by the Company as provided for in the Transaction pursuant to the Agreement.

        We express no opinion with respect to any other reasons, legal, business or otherwise, that may support the decision of the Board to approve or consummate the Transaction. Furthermore, no opinion, counsel or interpretation is intended by Raymond James on matters that require legal, accounting or tax advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with your consent, on the fact that the Company has been assisted by legal, accounting and tax advisors and we have, with your consent, relied upon and assumed the accuracy and completeness of the assessments by the Company and its advisors as to all legal, accounting and tax matters with respect to the Company, LaSalle and the Transaction.

        In formulating our opinion, we have considered only the Merger Consideration to be paid by the Company and we did not consider and we express no opinion on the fairness of the amount or nature of any compensation to be paid or payable to any of the Company's officers, trustees or employees, or class of such persons, whether relative to the Merger Consideration or otherwise. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (1) the fairness of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company, LaSalle or to any other party, except and only to the extent expressly set forth in the last sentence of this Opinion, or (2) the fairness of the Transaction to any one class or group of the Company's, LaSalle's or any other party's security holders or other constituencies vis-à-vis any other class or group of the Company's, LaSalle's or such other party's security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the Transaction amongst or within such classes or groups of security holders or other constituents). We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or LaSalle or the ability of the Company or LaSalle to pay their respective obligations when they come due.

        The delivery of this Opinion was approved by an opinion committee of Raymond James.

        Raymond James has been engaged to render financial advisory services to the Company in connection with the proposed Transaction and will receive a fee for such services, a substantial portion of which is contingent upon consummation of the Transaction. Raymond James will also receive a fee upon the delivery of this Opinion, which is not contingent upon the successful completion of the Transaction or on the conclusion reached herein. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us against certain liabilities arising out of our engagement.

        In the ordinary course of our business, Raymond James may trade in the securities of the Company or LaSalle for its own account or for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Raymond James has provided certain services to the Company and LaSalle (in the previous two years), including as a lender to each of the Company and LaSalle and assisting the Company in buying back some of the Company Common Shares and in executing open market purchases of the LaSalle Common Shares, for which it has been paid fees. Furthermore, Raymond James may provide investment banking, financial advisory and other financial services to the Company and/or LaSalle or other participants in the Transaction in the future, for which Raymond James may receive compensation.

        It is understood that this letter is for the information of the Board (in its capacity as such) in evaluating the proposed Transaction and does not constitute a recommendation to the Board, any shareholder of the Company or any other party regarding how such person should act or vote with respect to any matter relating to the proposed Transaction or any other matter. Furthermore, this letter should not be construed as creating any fiduciary duty on the part of Raymond James to any such party. This Opinion may not be reproduced or used for any other purpose without our prior written consent, except that this Opinion may be disclosed in and filed with a proxy statement used in connection with the Transaction that is required to be filed with the Securities and Exchange Commission, provided that this Opinion is quoted in full in such proxy statement.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be paid by the Company as provided for in the Transaction pursuant to the Agreement is fair, from a financial point of view, to the Company.

Very truly yours,

/s/ Raymond James & Associates, Inc.

RAYMOND JAMES & ASSOCIATES, INC.

Annex C

[Letterhead of Citigroup Global Markets Inc.]

September 6, 2018

The Board of Trustees
LaSalle Hotel Properties
7550 Wisconsin Avenue, 10th Floor
Bethesda, MD 20814

Members of the Board:

        You have requested our opinion as to the fairness, from a financial point of view, to the holders (other than Pebblebrook Hotel Trust ("Parent") and its affiliates) of the outstanding common shares of beneficial interest of LaSalle Hotel Properties (the "Company") of the Merger Consideration (as defined below) to be paid to such holders pursuant to the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of September 6, 2018 (the "Merger Agreement"), by and among Parent, Pebblebrook Hotel, L.P., Ping Merger Sub, LLC ("Merger Sub"), Ping Merger OP, LP ("Merger OP"), the Company and LaSalle Hotel Operating Partnership, L.P. ("Company OP"). As more fully described in the Merger Agreement, (i) the Company will be merged with and into Merger Sub (the "Merger") and (ii) each outstanding common share of beneficial interest, par value $0.01 per share, of the Company (the "Shares") (other than any Shares to be cancelled and retired or converted in accordance with Section 2.5(d) or Section 2.5(e) of the Merger Agreement) will be converted into the right to receive, at the election of the holder thereof, either (A) 0.92 common shares of beneficial interest, par value $0.01 per share, of Parent ("Parent Common Shares") or (B) $37.80 in cash, subject to certain proration and certain other procedures and limitations contained in the Merger Agreement, as to which procedures and limitations we express no opinion ((A) and (B) taken in the aggregate, subject to adjustment pursuant to Section 5.16(a) of the Merger Agreement, the "Merger Consideration"). Pursuant to Section 5.16(e) of the Merger Agreement, the holders of Shares may be paid a special dividend in certain circumstances, as to which we express no opinion. The Merger Agreement also provides that, immediately prior to the effective time of the Merger, Merger OP will be merged with and into Company OP (the "Partnership Merger"). The terms and conditions of the Merger and the Partnership Merger are more fully set forth in the Merger Agreement.

        In arriving at our opinion, we reviewed the Merger Agreement and held discussions with certain senior officers, trustees and other representatives and advisors of the Company and certain senior officers and other representatives and advisors of Parent concerning the businesses, operations and prospects of the Company and Parent. We reviewed certain publicly available business and financial information relating to the Company and Parent as well as certain financial forecasts and other information and data relating to the Company prepared by its management and relating to Parent pro forma for the Merger prepared by the management of the Company, which were provided to or discussed with us by the management of the Company and certain financial forecasts and other information and data relating to Parent standalone prepared by its management as adjusted by the management of the Company, which were provided to or discussed with us by the respective managements of the Company and Parent, and information relating to the potential strategic implications and operational benefits (including the amount, timing and achievability thereof) anticipated by the management of Parent to result from the Merger and the Partnership Merger. We reviewed the financial terms of the Merger as set forth in the Merger Agreement in relation to, among other things: current and historical market prices and trading volumes of the Shares and Parent Common Shares; the historical and projected earnings and other operating data of the Company and Parent; and the capitalization and financial condition of the Company and Parent. We considered, to the extent publicly available, the financial terms of certain other transactions which we considered relevant in evaluating the Merger and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations we considered relevant in evaluating those of the Company and Parent. We also evaluated certain potential pro forma financial effects of the Merger on Parent. In connection with our engagement and at the direction of the Company, we were requested to approach, and we held discussions with, third parties to solicit indications of interest in the possible acquisition of the Company. In addition to the foregoing, we conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion. The issuance of our opinion has been authorized by our fairness opinion committee.

        In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and upon the assurances of the managements of the Company and Parent that they are not aware of any relevant information that has been omitted or that remains undisclosed to us. With respect to financial forecasts, including adjustments to the forecasts and other information and data relating to the Company and Parent discussed with us by the management of the Company and Parent and other information and data relating to the Company and Parent provided to or otherwise reviewed by or discussed with us, we have been advised by the management of the Company that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and Parent and the potential strategic implications and operational benefits anticipated to result from the Merger and the Partnership Merger and the other matters covered thereby. We have relied, at your direction, upon the assessments of the management of the Company as to the Partnership Merger, including with respect to the timing thereof and financial and other terms involved, and the potential impact on the Company of certain market trends and other developments in and prospects for, and governmental or other regulatory matters relating to or affecting, the lodging real estate market and related credit and financial markets and potential future acquisitions and dispositions (including, in each case, the timing and amount thereof) of lodging properties contemplated to be undertaken by the Company. We have assumed, with your consent, that there will be no developments with respect to any such matters that would have an adverse effect on the Company, Parent, the Merger or the Partnership Merger or that otherwise would be meaningful in any respect to our analyses or opinion. We have assumed, with your consent, that the Merger and the Partnership Merger will each be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Merger and the Partnership Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company, Parent or the contemplated benefits of the Merger or the Partnership Merger. We have assumed, with your consent, that the Company will not take any action that would result in any adjustment of the type contemplated by Section 5.16(a) of the Merger Agreement. We have been advised by the respective management of the Company and Parent, and we have assumed, with your consent, that each of the Company and Parent has operated in conformity with the requirements for qualification as a real estate investment trust ("REIT") for U.S. federal income tax purposes since its respective election to be taxed as a REIT and that the Merger or the Partnership Merger will not adversely affect such REIT status or operations of the pro forma combined entity resulting from the Merger and the Partnership Merger. We further have assumed, with your consent, that the Merger and the Partnership Merger will qualify for the intended tax treatment contemplated by the Merger Agreement. We are not expressing any opinion as to what the value of the Parent Common Shares actually will be when issued pursuant to the Merger or the price at which the Parent Common Shares will trade at any time. We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the

Company or Parent nor have we made any physical inspection of the properties or assets of the Company or Parent.

        Our opinion does not address the underlying business decision of the Company to effect or enter into the Merger or the Partnership Merger, the relative merits of the Merger or the Partnership Merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. We also express no view as to, and our opinion does not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation to any officers, trustees or employees of any parties to the Merger, or any class of such persons, relative to the Merger Consideration. Our opinion is necessarily based upon information available to us, and financial, stock market and other conditions and circumstances existing, as of the date hereof.

        Citigroup Global Markets Inc. has acted as financial advisor to the Company in connection with the proposed Merger and will receive a fee for such services, a significant portion of which is contingent upon the consummation of the Merger. We also will receive a fee in connection with the delivery of this opinion. We and our affiliates in the past have provided and currently provide services to the Company unrelated to the proposed Merger, for which services we and such affiliates have received and expect to receive compensation, including, without limitation, having acted or acting as (i) senior co-manager for the Company's preferred equity offering in 2016, (ii) administrative agent, joint lead arranger and joint bookrunner for a term loan in 2017, (iii) administrative agent, joint lead arranger and joint bookrunner for a revolving credit facility and term loan in 2017, and (iv) administrative agent, joint lead arranger and joint bookrunner for the Westin Copley Place mortgage loan in 2018. We have also provided services to the Company with respect to securitization lending, the Company's Share buyback program and, in 2016, we provided derivative-related services to the Company. We and our affiliates in the past have also provided, and currently provide services to Parent unrelated to the proposed Merger, for which services we and such affiliates have received and expect to receive compensation, including, without limitation, having acted as senior co-manager with respect to Parent's preferred equity offering in 2016, and providing committed capital in connection with the amendment and restatement in 2016 and the extension in 2017 of Parent's senior unsecured credit facility. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of the Company and Parent for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we and our affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with the Company, Parent and their respective affiliates.

        Our advisory services and the opinion expressed herein are provided for the information of the Board of Trustees of the Company in its evaluation of the proposed Merger, and our opinion is not intended to be and does not constitute a recommendation to any shareholder as to how such shareholder should vote or act on any matters relating to the proposed Merger.

        Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Merger Consideration to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ CITIGROUP GLOBAL MARKETS INC.

Annex D

[Letterhead of Goldman Sachs & Co. LLC]

200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000

PERSONAL AND CONFIDENTIAL

September 6, 2018

Board of Trustees
LaSalle Hotel Properties
7550 Wisconsin Avenue, 10th Floor
Bethesda, MD 20814

Lady and Gentlemen:

        You have requested our opinion as to the fairness from a financial point of view to the holders (other than Pebblebrook Hotel Trust ("Parent") and its affiliates) of the outstanding common shares of beneficial interest, par value $0.01 per share (the "Shares"), of LaSalle Hotel Properties (the "Company") of the Aggregate Consideration (as defined below) to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of September 6, 2018 (the "Agreement"), by and among Parent, Pebblebrook Hotel, L.P., Ping Merger Sub, LLC ("Merger Sub"), Ping Merger OP, LP ("Merger OP"), the Company, and LaSalle Hotel Operating Partnership, L.P. ("Company OP"). Pursuant to the Agreement, the Company will be merged with and into Merger Sub (the "Merger") and each outstanding Share (other than any Shares to be cancelled and retired or converted in accordance with Section 2.5(d) or Section 2.5(e) of the Agreement) will be converted into the right to receive, at the election of the holder thereof, either (i) 0.92 common shares of beneficial interest, par value $0.01 per share (the "Parent Common Shares"), of Parent or (ii) $37.80 in cash, subject to certain proration and certain other procedures and limitations contained in the Agreement, as to which procedures and limitations we express no opinion ((i) and (ii) taken in the aggregate, subject to adjustment pursuant to Section 5.16(a) of the Agreement, the "Aggregate Consideration"). Pursuant to Section 5.16(e) of the Agreement, the holders of Shares may be paid a special dividend in certain circumstances, as to which we express no opinion.

        Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the "Transaction"). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We may in the future provide financial advisory and/or underwriting services to the Company, Parent and their respective affiliates for which our Investment Banking Division may receive compensation.

        In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to shareholders and Annual Reports on Form 10-K of the Company and Parent for the five fiscal years ended December 31, 2017; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company and Parent; certain other communications from the Company and Parent to their respective shareholders; certain publicly available research analyst reports for the Company and Parent; and certain internal financial analyses and forecasts for the Company prepared by its management, certain internal financial analyses and forecasts for Parent standalone prepared by its management as adjusted by the management of the Company, and certain financial analyses and forecasts for Parent pro forma for the Transaction prepared by the management of the Company, in each case, as approved for our use by the Company (collectively, the "Forecasts"), including certain cost savings and operating synergies projected by the management of Parent to result from the Transaction, as approved for our use by the Company (the "Synergies"). We have also held discussions with members of the senior managements of the Company and Parent regarding their assessment of the strategic rationale for, and the potential benefits of, the Transaction and the past and current business operations, financial condition and future prospects of the Company and Parent; reviewed the reported price and trading activity for the Shares and Parent Common Shares; compared certain financial and stock market information for the Company and Parent with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the U.S. real estate investment trust industry; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

        For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts, including the Synergies, have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or Parent or any of their respective subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed with your consent that the Company will not take any action that would result in any adjustment of the type contemplated by Section 5.16(a) of the Agreement. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or Parent or on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

        Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of Shares, as of the date hereof, of the Aggregate Consideration to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the merger of Merger OP with and into Company OP, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities of the Company including the 6.375% Series I Cumulative Redeemable Preferred Shares, par value $0.01 per share, of the Company and the 6.3% Series J Cumulative Redeemable Preferred Shares, par value $0.01 per share, of the Company, any class of securities of Company OP, or any other person, creditors, or other constituencies of the Company or Company OP; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, trustees or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the Aggregate Consideration to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which Parent Common Shares will trade at any time or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Trustees of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote or make any election with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Aggregate Consideration to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ GOLDMAN SACHS & CO. LLC

Annex E

AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
LASALLE HOTEL OPERATING PARTNERSHIP, L.P.

        THIS AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement") of LASALLE HOTEL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"), is made and entered into as of the    day of                , 20    , by Ping Merger OP GP, LLC, a Delaware limited liability company, in its capacity as the Partnership's general partner (the "General Partner"), and Pebblebrook Hotel, L.P., as the Partnership's limited partner (the "Limited Partner"). The General Partner and the Limited Partner are collectively referred to as the "Partners" and individually as a "Partner."

        NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements between the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I
FORMATION OF PARTNERSHIP

        Section 1.1    Name; Purpose.     The name of the Partnership shall be LaSalle Hotel Operating Partnership, L.P. The purpose of the Partnership is to transact any and all lawful business for which a limited partnership may be organized under Delaware law.

        Section 1.2    Specified Office; Registered Agent.     The specified office and place of business of the Partnership, and where the records of the Partnership shall be kept, shall be 7315 Wisconsin Avenue, Suite 1100 West Bethesda, Maryland 20814. The registered agent for service of process in the State of Delaware for the Partnership shall be Corporation Service Company, 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware 19808.

ARTICLE II
UNITS AND CAPITAL CONTRIBUTIONS

        Section 2.1    Units.     Each Partner's address and ownership units in the Partnership ("Units") are as follows:

Partners		Units
General Partner:	7315 Wisconsin Avenue Suite 1100 West Bethesda, Maryland 20814	1 Partnership Unit
Limited Partner:	7315 Wisconsin Avenue Suite 1100 West Bethesda, Maryland 20814	1 Partnership Unit

        Section 2.2    Additional Contributions.     No Partner shall be required to contribute any additional funds to the capital of the Partnership.

ARTICLE III
MANAGEMENT

        The overall management and control of the business and affairs of the Partnership shall be vested exclusively in the General Partner. Except as otherwise provided in this Agreement, all decisions concerning the management of the business and affairs of the Partnership and its assets shall be made exclusively by the General Partner, all in accordance with the purpose of the Partnership set forth in Section 1.1. The General Partner shall be authorized to execute documents and take actions on behalf of the Partnership, which shall be binding on the Partnership and on which third parties shall be entitled to rely. No Partner other than a General Partner shall have the authority to act for or bind the Partnership. The Partnership shall indemnify each Partner to the fullest extent permitted by Delaware law for any costs and/or expenses incurred in connection with actions taken in good faith on behalf of the Partnership.

ARTICLE IV
DISTRIBUTIONS

        Distributions will be made to the Partners at such time or times as shall be determined by the General Partner in accordance with their respective owned Units.

ARTICLE V
TRANSFERS; DISSOLUTION AND TERMINATION

        Section 5.1    Transfers.     No present or future Partner shall transfer, sell, assign, mortgage, grant a lien on, give or otherwise dispose of, whether voluntarily or by operation of law, at judicial sale or otherwise ("Transfer"), all or any part of its interest in the Partnership ("Partnership Interest") to any person, unless such Transfer is made with the written consent of all of the Partners. Any attempt to Transfer all or any part of any Partnership Interest shall be void, unless such Transfer is made with the written consent of all of the Partners.

        Section 5.2    Dissolution.     The Partnership shall be dissolved only upon the unanimous agreement of the Partners or when required under Delaware law. If Delaware law allows the remaining Partners to continue the business of the Partnership following a withdrawal by a Partner from the Partnership the remaining Partners shall do so.

        Section 5.3    Winding Up, Liquidation and Distribution of Assets.     Upon dissolution, an accounting shall be made by the Partnership's independent accountants of the accounts of the Partnership and of the Partnership's assets, liabilities and operations, from the date of the last previous accounting until the date of dissolution. The General Partner shall immediately proceed to wind up the affairs of the Partnership.

        Section 5.4    Limited Liability.     The Limited Partner's liability for the Partnership's debts and obligations shall be limited to its capital contribution.

        Section 5.5    Indemnification.     To the fullest extent permitted by law, the Partnership shall indemnify and hold harmless the General Partner and its partners, officers, directors, agents and employees (each an "Indemnified Person") against any and all costs, losses, damages, liabilities, including legal fees and other expenses suffered or sustained by it by reason of (i) any act or omission arising out of or in connection with the Partnership or this Agreement, or (ii) any and all claims, demands, actions, suits or proceedings (civil, criminal, administrative or investigative), actual or threatened, in which such Indemnified Person may be involved, as a party or otherwise, arising out or in connection with such Indemnified Person's service to or on behalf or, or management of the affairs or assets of, the Partnership, or which relate to the Partnership, provided that the Indemnified Person's acts, omissions or alleged acts or omissions were not made in bad faith or did not constitute gross negligence, willful misconduct or fraud and any such amount shall be paid by the Partnership to the extent assets are available, but the Limited Partner shall not have any personal liability to the General Partner on account of such loss, damage or expense.

        Section 5.6    Return of Contribution Non-Recourse to Other Partners.     Except as provided by law, upon dissolution, each Partner shall look solely to the assets of the Partnership for the return of his or her capital contribution. If the Partnership promptly remaining after the payment or discharge of the debts and liabilities of the Partnership is insufficient to return the cash or other property contribution of one or more Partners, such Partners shall have no recourse against any other Partner.

ARTICLE VI
BOOKS, RECORDS, AND ACCOUNTING

        Section 6.1    Fiscal and Taxable Year.     The fiscal and taxable year of the Partnership shall be the calendar year.

        Section 6.2    Method of Accounting.     The General Partner shall keep, or cause to be kept, full and accurate records of all transactions of the Partnership in accordance with a method of accounting that is (i) permissible under the Code and (ii) agreed to by the Partners.

        Section 6.3    Books and Records.     All books and records of the Partnership shall, at all times, be maintained at the specified office of the Partnership or at such other place as shall be determined by the General Partner.

        Section 6.4    Federal Tax Status.     The Partnership shall be treated as an entity disregarded from Pebblebrook Hotel, L.P. for federal income tax purposes. The Partnership shall not elect to be treated as an association taxable as a corporation for federal income tax purposes.

ARTICLE VII
GENERAL

        Section 7.1    Other Businesses.     The Partners shall have the right to engage in other businesses and ventures of any nature which are allowed by their respective organizational documents, including, without limitation, the ownership, management, improvement and operation of other real estate, and neither the Partnership nor the other Partners shall have any right in such independent ventures or to the income or profits derived therefrom.

        Section 7.2    Notice.     All notices, instructions, requests, demands or other communications that are required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when deposited in the United States Mail, by registered or certified mail, return receipt requested, postage prepaid to the addresses set forth in Section 2.1 hereof or at such different address as shall be specified by notice given in the manner described herein.

        Section 7.3    Applicable Law.     This Agreement and the obligations of the parties hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of Delaware.

        Section 7.4    Entire Agreement; Amendments.     This Agreement contains the entire agreement among the parties hereto relative to the operation of the Partnership. No variations, modifications or changes in this Agreement shall be binding upon a party unless set forth in a document duly executed by or on behalf of such party.

        Section 7.5    Waiver.     No consent or waiver, expressed or implied, by any party thereto of any breach or default by any other party hereto in the performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such party of the same or any other obligations of such party hereunder. Failure on the part of any party to complain of any act or failure to act of another party or to declare any other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder.

        Section 7.6    Severability.     If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

        Section 7.7    Counterparts.     This Agreement may be executed in counterparts and as so executed shall constitute one agreement.

        Section 7.8    Captions.     Captions and headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

        Section 7.9    Binding Effect.     Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon and inure to the benefit of the Partners and their respective heirs, legatees, legal representatives and permitted successors, transferees and assigns.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, this Amended and Restated Agreement of Limited Partnership of LaSalle Hotel Operating Partnership, L.P. is executed as of date first set forth above.

GENERAL PARTNER:
PING MERGER OP GP, LLC
By:
Name:
Title:
LIMITED PARTNER:
PEBBLEBROOK HOTEL, L.P., by PEBBLEBROOK HOTEL TRUST, its general partner
By:
Name:
Title:

Annex F

THIRD AMENDMENT TO THE
SECOND AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
PEBBLEBROOK HOTEL, L.P.

[    •    ]

        Pursuant to Section 4.02 and Article XI of the Second Amended and Restated Agreement of Limited Partnership of Pebblebrook Hotel, L.P. (the "Partnership Agreement"), Pebblebrook Hotel Trust (the "General Partner") hereby amends the Partnership Agreement as follows in connection with the issuance of (i) 6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the "Series E Preferred Shares"), and (ii) 6.3% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the "Series F Preferred Shares" and, together with the Series E Preferred Shares, the "Preferred Shares"), of the General Partner to create additional Partnership Units having designations, preferences and other rights which are substantially the same as the economic rights of the Preferred Shares. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Partnership Agreement.

DESIGNATION OF 6.375% SERIES E
CUMULATIVE REDEEMABLE PREFERRED UNITS

        1.    Designation and Number.    A series of Preferred Units, designated the "6.375% Series E Cumulative Redeemable Preferred Units" (the "Series E Preferred Units"), is hereby established. The number of authorized Series E Preferred Units shall be 4,600,000.

        2.    Rank.    The Series E Preferred Units will, with respect to distribution rights and rights upon liquidation, dissolution or winding up of the Partnership, rank: (a) senior to the Common Units and to all Partnership Interests the terms of which specifically provide that such Partnership Interests shall rank junior to such Series E Preferred Units; (b) on a parity with all Partnership Interests issued by the Partnership, other than those Partnership Interests referred to in clauses (a) and (c); and (c) junior to all Partnership Interests issued by the Partnership the terms of which specifically provide that such Partnership Interests shall rank senior to the Series E Preferred Units.

        3.    Distributions.

          (a)   Holders of Series E Preferred Units shall be entitled to receive, out of funds of the Partnership legally available for the payment of distributions, cumulative preferential cash distributions at the rate of 6.375% per annum of the twenty-five dollars ($25.00) per unit liquidation preference of the Series E Preferred Units (equivalent to a fixed annual amount of $1.59375 per unit) (the "Series E Preferred Return"). Distributions on the Series E Preferred Units shall accumulate on a daily basis and be cumulative from (but excluding) [    •    ] and be payable quarterly in equal amounts in arrears on or about the fifteenth day of January, April, July, and October of each year, beginning on [    •    ] or, if not a business day, the next succeeding business day, or such other day as the General Partner may determine (each, a "Series E Preferred Unit Distribution Payment Date"). "Business day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York are authorized or required by law, regulation or executive order to close. Any distribution (including the initial distribution) payable on the Series E Preferred Units for any partial distribution period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions will be payable in arrears to holders of record of the Series E Preferred Units as they appear on the records of the Partnership at the close of business on the

F-1

  applicable record date, which shall be the first day of the calendar month in which the applicable Series E Preferred Unit Distribution Payment Date occurs or such other date designated by the General Partner of the Partnership for the payment of distributions that is not more than 90 nor less than 10 days prior to such Series E Preferred Unit Distribution Payment Date (each, a "Series E Distribution Record Date").

          (b)   No distribution on the Series E Preferred Units shall be authorized by the General Partner or paid or set aside for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting aside of funds or provides that such authorization, payment or setting aside of funds would constitute a breach thereof, or a default thereunder, or if such authorization, payment or setting aside of funds shall be restricted or prohibited by law

          (c)   Notwithstanding anything to the contrary contained herein, distributions with respect to the Series E Preferred Units shall accrue whether or not the restrictions referred to in the immediately preceding paragraph exist, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series E Preferred Units will accumulate as of the Series E Preferred Unit Distribution Payment Date on which they first become payable or on the date of redemption as the case may be. Accrued but unpaid distributions will not bear interest.

          (d)   If any Series E Preferred Units are outstanding, no distributions will be authorized or paid or set apart for payment on any Partnership Interests of the Partnership of any other class or series ranking, as to distributions, on a parity with or junior to the Series E Preferred Units unless full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series E Preferred Units for all past distribution periods. When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series E Preferred Units and all other Partnership Interests ranking on a parity, as to distributions, with the Series E Preferred Units, all distributions authorized, paid or set apart for payment upon the Series E Preferred Units and all other Partnership Interests ranking on a parity, as to distributions, with the Series E Preferred Units shall be authorized and paid pro rata or authorized and set apart for payment pro rata so that the amount of distributions authorized per Series E Preferred Unit and each such other Partnership Interest shall in all cases bear to each other the same ratio that accrued distributions per Series E Preferred Unit and other Partnership Interest (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Partnership Interests do not have a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Series E Preferred Units which may be in arrears.

          (e)   Except as provided in the immediately preceding paragraph, unless full cumulative distributions on the Series E Preferred Units have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof is set apart for payment for all past distribution periods, no distributions (other than in Partnership Interests ranking junior to the Series E Preferred Units as to distributions and upon liquidation) shall be authorized or paid or set apart for payment nor shall any other distribution be authorized or made upon the Common Units or any other Partnership Interests ranking junior to or on a parity with the Series E Preferred Units as to distributions or upon liquidation, nor shall any Common Units or any other Partnership Interests ranking junior to or on a parity with the Series E Preferred Units as to distributions or upon liquidation be redeemed, purchased or otherwise acquired directly or indirectly for any consideration (or any monies be paid to or made available for a sinking fund for

F-2

  the redemption of any such Partnership Interests) by the Partnership (except by conversion into or exchange for other Partnership Interests ranking junior to the Series E Preferred Units as to distributions and upon liquidation, dissolution or winding up of the affairs of the Partnership or by redemption, purchase or acquisition of Partnership Interests under incentive, benefit or unit purchase plans of the Partnership for employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them.)

          (f)    Holders of Series E Preferred Units shall not be entitled to any distribution, whether payable in cash, property or Partnership Interests, in excess of full cumulative distributions on the Series E Preferred Units as described above. Any distribution payment made on the Series E Preferred Units shall first be credited against the earliest accrued and unpaid distribution due with respect to such units which remains payable.

        4.    Liquidation Preference.

          (a)   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, the holders of the Series E Preferred Units shall be entitled to receive, out of the assets of the Partnership legally available for distribution to the Partners (after payment or provision for payment of all debts and other liabilities of the Partnership), liquidating distributions in cash or property at fair market value as determined by the General Partner equal to a liquidation preference of $25.00 per Series E Preferred Unit, plus an amount equal to all accrued and unpaid distributions to and including the date of payment, before any distribution of assets is made to holders of Common Units or any other Partnership Interests that rank junior to the Series E Preferred Units as to liquidation rights.

          (b)   If upon any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, the assets of the Partnership are insufficient to make such full payment to holders of the Series E Preferred Units and the corresponding amounts payable on all other Partnership Interests ranking on a parity with the Series E Preferred Units in the distribution of assets, then the holders of the Series E Preferred Units and other such Partnership Interests shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

          (c)   After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series E Preferred Units shall have no right or claim to any of the remaining assets of the Partnership.

          (d)   None of a consolidation or merger of the Partnership with or into another entity, a merger of another entity with or into the Partnership or a sale, lease or conveyance of all or substantially all of the Partnership's property or business shall be considered a liquidation of the Partnership.

        5.    Redemption.    In connection with redemption by the General Partner of any of its Series E Preferred Shares in accordance with the provisions of the Articles Supplementary of the General Partner filed with the State Department of Assessments and Taxation of the State of Maryland on [    •    ], designating the terms, rights and preferences of the Series E Preferred Shares (the "Series E Articles Supplementary"), the Partnership shall provide cash to the General Partner for such purpose which shall be equal to the redemption price (as set forth in the Series E Articles Supplementary) and one Series E Preferred Unit shall be canceled with respect to each Series E Preferred Share so redeemed by the General Partner (unless another Conversion Factor is specified under the Partnership Agreement). From and after the Series E Preferred Share redemption date, the Series E Preferred Units so canceled shall no longer be outstanding and all rights hereunder, to distributions or otherwise, with respect to such Series E Preferred Units shall cease

F-3

        6.    Conversion.    The Series E Preferred Units are not convertible into or exchangeable for any other property or securities of the General Partner, except as provided herein.

          (a)   In the event of a conversion of any Series E Preferred Shares into Common Shares in accordance with the Series E Articles Supplementary, upon conversion of such Series E Preferred Shares, the Partnership shall convert an equal whole number of the Series E Preferred Units into Common Units as such Series E Preferred Shares are converted into Common Shares. In the event of the conversion of any Series E Preferred Shares into Alternative Conversion Consideration (as defined in the Series E Articles Supplementary) in accordance with the Series E Articles Supplementary, the Partnership shall retire a number of Series E Preferred Units equal to the number of Series E Preferred Shares converted into such Alternative Conversion Consideration. In the event of a conversion of the Series E Preferred Shares into Common Shares, to the extent the General Partner is required to pay cash in lieu of fractional Common Shares pursuant to the Series E Articles Supplementary in connection with such conversion, the Partnership shall distribute an equal amount of cash to the General Partner.

          (b)   Following any such conversion retirement by the Partnership pursuant to this Section, the General Partner shall make such revisions to the Partnership Agreement as it determines are necessary to reflect such conversion.

        7.    Voting Rights.    Holders of the Series E Preferred Units will not have any voting rights.

DESIGNATION OF 6.3% SERIES F
CUMULATIVE REDEEMABLE PREFERRED UNITS

        8.    Designation and Number.    A series of Preferred Units, designated the "6.3% Series F Cumulative Redeemable Preferred Units" (the "Series F Preferred Units"), is hereby established. The number of authorized Series F Preferred Units shall be 6,000,000.

        9.    Rank.    The Series F Preferred Units will, with respect to distribution rights and rights upon liquidation, dissolution or winding up of the Partnership, rank: (a) senior to the Common Units and to all Partnership Interests the terms of which specifically provide that such Partnership Interests shall rank junior to such Series F Preferred Units; (b) on a parity with all Partnership Interests issued by the Partnership, other than those Partnership Interests referred to in clauses (a) and (c); and (c) junior to all Partnership Interests issued by the Partnership the terms of which specifically provide that such Partnership Interests shall rank senior to the Series F Preferred Units.

        10.    Distributions.

          (a)   Holders of Series F Preferred Units shall be entitled to receive, out of funds of the Partnership legally available for the payment of distributions, cumulative preferential cash distributions at the rate of 6.3% per annum of the twenty-five dollars ($25.00) per unit liquidation preference of the Series F Preferred Units (equivalent to a fixed annual amount of $1.575 per unit) (the "Series F Preferred Return"). Distributions on the Series F Preferred Units shall accumulate on a daily basis and be cumulative from (and including) [    •    ] and be payable quarterly in equal amounts in arrears on the fifteenth day of January, April, July, and October of each year, beginning on [    •    ] or, if not a business day, the next succeeding business day, or such other day as the General Partner may determine (each, a "Series F Preferred Unit Distribution Payment Date"). "Business day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York are authorized or required by law, regulation or executive order to close. Any distribution (including the initial distribution) payable on the Series F Preferred Units for any partial distribution period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions will be payable in arrears to holders of record of the Series F Preferred Units as they

F-4

  appear on the records of the Partnership at the close of business on the applicable record date, which shall be the first day of the calendar month in which the applicable Series F Preferred Unit Distribution Payment Date occurs or such other date designated by the General Partner of the Partnership for the payment of distributions that is not more than 90 nor less than 10 days prior to such Series F Preferred Unit Distribution Payment Date (each, a "Series F Distribution Record Date").

          (b)   No distribution on the Series F Preferred Units shall be authorized by the General Partner or paid or set aside for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting aside of funds or provides that such authorization, payment or setting aside of funds would constitute a breach thereof, or a default thereunder, or if such authorization, payment or setting aside of funds shall be restricted or prohibited by law

          (c)   Notwithstanding anything to the contrary contained herein, distributions with respect to the Series F Preferred Units shall accrue whether or not the restrictions referred to in the immediately preceding paragraph exist, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series F Preferred Units will accumulate as of the Series F Preferred Unit Distribution Payment Date on which they first become payable or on the date of redemption as the case may be. Accrued but unpaid distributions will not bear interest.

          (d)   If any Series F Preferred Units are outstanding, no distributions will be authorized or paid or set apart for payment on any Partnership Interests of the Partnership of any other class or series ranking, as to distributions, on a parity with or junior to the Series F Preferred Units unless full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series F Preferred Units for all past distribution periods. When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series F Preferred Units and all other Partnership Interests ranking on a parity, as to distributions, with the Series F Preferred Units, all distributions authorized, paid or set apart for payment upon the Series F Preferred Units and all other Partnership Interests ranking on a parity, as to distributions, with the Series F Preferred Units shall be authorized and paid pro rata or authorized and set apart for payment pro rata so that the amount of distributions authorized per Series F Preferred Unit and each such other Partnership Interest shall in all cases bear to each other the same ratio that accrued distributions per Series F Preferred Unit and other Partnership Interest (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Partnership Interests do not have a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Series F Preferred Units which may be in arrears.

          (e)   Except as provided in the immediately preceding paragraph, unless full cumulative distributions on the Series F Preferred Units have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof is set apart for payment for all past distribution periods, no distributions (other than in Partnership Interests ranking junior to the Series F Preferred Units as to distributions and upon liquidation) shall be authorized or paid or set apart for payment nor shall any other distribution be authorized or made upon the Common Units or any other Partnership Interests ranking junior to or on a parity with the Series F Preferred Units as to distributions or upon liquidation, nor shall any Common Units or any other Partnership Interests ranking junior to or on a parity with the Series F Preferred Units as to distributions or upon liquidation be redeemed, purchased or otherwise acquired directly or

F-5

  indirectly for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such Partnership Interests) by the Partnership (except by conversion into or exchange for other Partnership Interests ranking junior to the Series F Preferred Units as to distributions and upon liquidation, dissolution or winding up of the affairs of the Partnership or by redemption, purchase or acquisition of Partnership Interests under incentive, benefit or unit purchase plans of the Partnership for employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them.)

          (f)    Holders of Series F Preferred Units shall not be entitled to any distribution, whether payable in cash, property or Partnership Interests, in excess of full cumulative distributions on the Series F Preferred Units as described above. Any distribution payment made on the Series F Preferred Units shall first be credited against the earliest accrued and unpaid distribution due with respect to such units which remains payable.

        11.    Liquidation Preference.

          (a)   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, the holders of the Series F Preferred Units shall be entitled to receive, out of the assets of the Partnership legally available for distribution to the Partners (after payment or provision for payment of all debts and other liabilities of the Partnership), liquidating distributions in cash or property at fair market value as determined by the General Partner equal to a liquidation preference of $25.00 per Series F Preferred Unit, plus an amount equal to all accrued and unpaid distributions to, but not including, the date of payment, before any distribution of assets is made to holders of Common Units or any other Partnership Interests that rank junior to the Series F Preferred Units as to liquidation rights.

          (b)   If upon any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, the assets of the Partnership are insufficient to make such full payment to holders of the Series F Preferred Units and the corresponding amounts payable on all other Partnership Interests ranking on a parity with the Series F Preferred Units in the distribution of assets, then the holders of the Series F Preferred Units and other such Partnership Interests shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

          (c)   After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series F Preferred Units shall have no right or claim to any of the remaining assets of the Partnership.

          (d)   None of a consolidation or merger of the Partnership with or into another entity, a merger of another entity with or into the Partnership or a sale, lease or conveyance of all or substantially all of the Partnership's property or business shall be considered a liquidation of the Partnership.

        12.    Redemption.    In connection with redemption by the General Partner of any of its Series F Preferred Shares in accordance with the provisions of the Articles Supplementary of the General Partner filed with the State Department of Assessments and Taxation of the State of Maryland on [    •    ], designating the terms, rights and preferences of the Series F Preferred Shares (the "Series F Articles Supplementary"), the Partnership shall provide cash to the General Partner for such purpose which shall be equal to the redemption price (as set forth in the Series F Articles Supplementary) and one Series F Preferred Unit shall be canceled with respect to each Series F Preferred Share so redeemed by the General Partner (unless another Conversion Factor is specified under the Partnership Agreement). From and after the Series F Preferred Share redemption date, the Series F Preferred Units so canceled shall no longer be outstanding and all rights hereunder, to distributions or otherwise, with respect to such Series F Preferred Units shall cease

F-6

        13.    Conversion.    The Series F Preferred Units are not convertible into or exchangeable for any other property or securities of the General Partner, except as provided herein.

          (a)   In the event of a conversion of any Series F Preferred Shares into Common Shares in accordance with the Series F Articles Supplementary, upon conversion of such Series F Preferred Shares, the Partnership shall convert an equal whole number of the Series F Preferred Units into Common Units as such Series F Preferred Shares are converted into Common Shares. In the event of the conversion of any Series F Preferred Shares into Alternative Conversion Consideration (as defined in the Series F Articles Supplementary) in accordance with the Series F Articles Supplementary, the Partnership shall retire a number of Series F Preferred Units equal to the number of Series F Preferred Shares converted into such Alternative Conversion Consideration. In the event of a conversion of the Series F Preferred Shares into Common Shares, to the extent the General Partner is required to pay cash in lieu of fractional Common Shares pursuant to the Series F Articles Supplementary in connection with such conversion, the Partnership shall distribute an equal amount of cash to the General Partner.

          (b)   Following any such conversion retirement by the Partnership pursuant to this Section, the General Partner shall make such revisions to the Partnership Agreement as it determines are necessary to reflect such conversion.

        14.    Voting Rights.    Holders of the Series F Preferred Units will not have any voting rights.

GENERAL PROVISIONS

        15.    Allocation of Profit and Loss.

        Article V, Section 5.01(f) of the Partnership Agreement is hereby deleted in its entirety and the following new Section 5.01(f) is inserted in its place:

          (f)    Priority Allocations With Respect To Preferred Units.    After giving effect to the allocations set forth in Sections 5.01(c), (d), and (e) hereof, but before giving effect to the allocations set forth in Sections 5.01(a) and 5.01(b), Net Operating Income shall be allocated to the General Partner until the aggregate amount of Net Operating Income allocated to the General Partner under this Section 5.01(f) for the current and all prior years equals the aggregate amount of the Series B Preferred Return, the Series C Preferred Return, the Series D Preferred Return, the Series E Preferred Return and the Series F Preferred Return paid to the General Partner for the current and all prior years; provided, however, that the General Partner may, in its discretion, allocate Net Operating Income based on accrued Series B Preferred Return, Series C Preferred Return, Series D Preferred Return, Series E Preferred Return and Series F Preferred Return with respect to any Series B Preferred Unit Distribution Payment Date, Series C Preferred Unit Distribution Payment Date, Series D Preferred Unit Distribution Payment Date, Series E Preferred Unit Distribution Payment Date and Series F Preferred Unit Distribution Payment Date occurring in January if the General Partner sets the Distribution Record Date for such Series B Preferred Unit Distribution Payment Date, Series C Preferred Unit Distribution Payment Date, Series D Preferred Unit Distribution Payment Date, Series E Preferred Unit Distribution Payment Date or Series F Preferred Unit Distribution Payment Date on or prior to December 31 of the previous year. For purposes of this Section 5.01(f), "Net Operating Income" means the excess, if any, of the Partnership's gross income over its expenses (but not taking into account depreciation, amortization, or any other noncash expenses of the Partnership), calculated in accordance with the principles of Section 5.01(i) hereof.

        16.   Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.

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        IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

GENERAL PARTNER:
PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust
By:
Name:
Title:

[Signature page for Amendment re: Series E and Series F Preferred Units]

Annex G

PEBBLEBROOK HOTEL TRUST

ARTICLES SUPPLEMENTARY

ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF
6.375% SERIES E CUMULATIVE REDEEMABLE PREFERRED SHARES OF BENEFICIAL INTEREST,
$0.01 PAR VALUE PER SHARE

        PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust (the "Trust"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Trust (the "Board") by Article VI, Section 6.3 of the Declaration of Trust of the Trust (which, as amended and supplemented from time to time, together with these Articles Supplementary, is referred to herein as the "Declaration of Trust"), the Board has duly divided and classified 4,400,000 authorized but unissued preferred shares of beneficial interest, $0.01 par value per share, of the Trust into a series designated as "6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share," of the Trust ("Series E Preferred Shares").

        SECOND: The preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption of the Series E Preferred Shares are as follows, which, upon any restatement of the Declaration of Trust, shall become a part of Article VI of the Declaration of Trust, with any appropriate renumbering or relettering of the sections or subsections thereof:

6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share

        1.    Designation and Number.     A series of Preferred Shares, designated the "6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share", is hereby established. The number of authorized Series E Preferred Shares shall be 4,400,000.

        2.    Relative Seniority.     The Series E Preferred Shares will, with respect to distribution rights and rights upon liquidation, dissolution or winding up of the Trust, rank (a) senior to all classes or series of Common Shares (as defined in the Declaration of Trust) and to all equity securities the terms of which provide that such equity securities shall rank junior to such Series E Preferred Shares; (b) on a parity with all equity securities issued by the Trust, other than those equity securities referred to in clauses (a) and (c) of this Section 2; and (c) junior to all equity securities issued by the Trust which rank senior to the Series E Preferred Shares in accordance with Section 7(d) hereof. The term "equity securities" shall not include convertible debt securities.

        3.    Distributions.

          (a)   Holders of Series E Preferred Shares shall be entitled to receive, when and as authorized by the Trustees, out of funds legally available for the payment of distributions, cumulative preferential cash distributions at the rate of 6.375% per annum of the twenty-five dollars ($25.00) per share liquidation preference of the Series E Preferred Shares (equivalent to a fixed annual amount of $1.59375 per share). Such distributions shall accumulate on a daily basis and be cumulative from (but excluding) [    •    ] and be payable quarterly in equal amounts in arrears on or about the fifteenth day of each January, April, July and October of each year, beginning on [    •    ] (each such day being hereinafter called a "Distribution Payment Date"); provided that if any Distribution Payment Date is not a Business Day (as hereinafter defined), then the distribution which would otherwise have been payable on such Distribution Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Distribution

  Payment Date, and no interest or additional distributions or other sums shall accrue on the amount so payable from such Distribution Payment Date to such next succeeding Business Day. Any distribution payable on the Series E Preferred Shares for any partial distribution period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions shall be payable to holders of record as they appear in the share records of the Trust at the close of business on the applicable record date, which shall be the first day of the calendar month in which the applicable Distribution Payment Date falls or such other date designated by the Trustees for the payment of distributions that is not more than 90 nor less than 10 days prior to such Distribution Payment Date (each, a "Distribution Record Date").

          (b)   No distribution on the Series E Preferred Shares shall be authorized by the Trustees or paid or set aside for payment by the Trust at such time as the terms and provisions of any agreement of the Trust, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting aside of funds or provides that such authorization, payment or setting aside of funds would constitute a breach thereof, or a default thereunder, or if such authorization, payment or setting aside of funds shall be restricted or prohibited by law.

          (c)   Notwithstanding anything to the contrary contained herein, distributions on the Series E Preferred Shares shall accrue whether or not the restrictions referred to in clause (b) exist, whether or not the Trust has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series E Preferred Shares will accumulate as of the Distribution Payment Date on which they first become payable or on the date of redemption as the case may be. Accrued but unpaid distributions will not bear interest.

          (d)   If any Series E Preferred Shares are outstanding, no distributions will be authorized or paid or set apart for payment on any equity securities of the Trust of any other class or series ranking, as to distributions, on a parity with or junior to the Series E Preferred Shares unless full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series E Preferred Shares for all past distribution periods. When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series E Preferred Shares and all other equity securities ranking on a parity, as to distributions, with the Series E Preferred Shares, all distributions authorized, paid or set apart for payment upon the Series E Preferred Shares and all other equity securities ranking on a parity, as to distributions, with the Series E Preferred Shares shall be authorized and paid pro rata or authorized and set apart for payment pro rata so that the amount of distributions authorized per Series E Preferred Share and each such other equity security shall in all cases bear to each other the same ratio that accrued distributions per Series E Preferred Share and other equity security (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such equity securities do not have a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Series E Preferred Shares which may be in arrears.

          (e)   Except as provided in clause (d), unless full cumulative distributions on the Series E Preferred Shares have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof is set apart for payment for all past distribution periods, no distributions (other than in Common Shares or other equity securities of the Trust ranking junior to the Series E Preferred Shares as to distributions and upon liquidation) shall be authorized or paid or set apart for payment nor shall any other distribution be authorized or made upon the Common Shares or any other equity securities of the Trust ranking junior to or on a parity with the Series E Preferred Shares as to distributions or upon liquidation, nor shall any Common Shares or any other equity securities of the Trust ranking junior to or on a parity with the Series E

  Preferred Shares as to distributions or upon liquidation be redeemed, purchased or otherwise acquired directly or indirectly for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such equity securities) by the Trust (except by conversion into or exchange for other equity securities of the Trust ranking junior to the Series E Preferred Shares as to distributions and upon liquidation, by redemption, purchase or acquisition of equity securities under incentive, benefit or share purchase plans of the Trust for officers, trustees or employees or others performing or providing similar services, or by other redemption, purchase or acquisition of such equity securities for the purpose of preserving the Trust's status as a real estate investment trust ("REIT") for federal income tax purposes).

          (f)    Holders of Series E Preferred Shares shall not be entitled to any distribution, whether payable in cash, property or shares, in excess of full cumulative distributions on the Series E Preferred Shares as described above. Any distribution payment made on the Series E Preferred Shares shall first be credited against the earliest accrued and unpaid distribution due with respect to such shares which remains payable.

          (g)   In determining whether a distribution by dividend, redemption or other acquisition of the Trust's equity securities is permitted under Maryland law, no effect shall be given to amounts that would be needed, if the Trust were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights on dissolution are superior to those receiving the distribution.

          (h)   "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

        4.    Liquidation Rights.

          (a)   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust (referred to herein sometimes as a "liquidation"), the holders of Series E Preferred Shares then outstanding shall be entitled to receive, out of the assets of the Trust legally available for distribution to shareholders (after payment or provision for payment of all debts and other liabilities of the Trust), liquidating distributions in cash or property at fair market value as determined by the Trustees equal to a liquidation preference of Twenty-five Dollars ($25.00) per Series E Preferred Share, plus an amount equal to all accrued and unpaid distributions to and including the date of payment, before any distribution of assets is made to holders of Common Shares or any other equity securities of the Trust that rank junior to the Series E Preferred Shares as to liquidation rights.

          (b)   If, upon any such voluntary or involuntary liquidation, dissolution or winding up of the Trust, the assets of the Trust are insufficient to make full payment to holders of Series E Preferred Shares and to the corresponding amounts payable on all shares of other classes or series of equity securities of the Trust ranking on a parity with the Series E Preferred Shares as to liquidation rights, then the holders of the Series E Preferred Shares and all other such classes or series of equity securities shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

          (c)   Written notice of any such liquidation of the Trust, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 days nor more than 60 days prior to the payment date stated therein, to each record holder of the Series E Preferred Shares at the respective address of such holders as the same shall appear on the share transfer records of the Trust.

          (d)   After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series E Preferred Shares will have no right or claim to any of the remaining assets of the Trust.

          (e)   None of a consolidation or merger of the Trust with or into another entity, a merger of another entity with or into the Trust, a statutory share exchange by the Trust or a sale, lease, transfer or conveyance of all or substantially all of the Trust's property or business shall be considered a liquidation of the Trust.

        5.    Redemption.

          (a)   To ensure that the Trust remains qualified as a REIT for federal income tax purposes, however, the Series E Preferred Shares shall be subject to the provisions of Article VII of the Declaration of Trust pursuant to which Series E Preferred Shares owned by a shareholder in excess of the Share Ownership Limit (as defined in Article VII of the Declaration of Trust) shall automatically be transferred to a Charitable Trust (as defined in Article VII of the Declaration of Trust) and the Trust shall have the right to purchase such shares, as provided in Article VII of the Declaration of Trust. The Trust, at its option, upon giving notice as provided below, may redeem the Series E Preferred Shares, in whole or from time to time in part, for cash, at a redemption price of twenty-five dollars ($25.00) per share, plus all accrued and unpaid distributions on such Series E Preferred Shares to and including the date of such redemption (the "Redemption Right").

          (b)   If fewer than all of the outstanding Series E Preferred Shares are to be redeemed pursuant to the Redemption Right, the shares to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional shares) or by lot or in such other equitable method prescribed by the Trustees. If such redemption is to be by lot and, as a result of such redemption, any holder of Series E Preferred Shares would become a holder of a number of Series E Preferred Shares in excess of the Share Ownership Limit because such holder's Series E Preferred Shares were not redeemed, or were only redeemed in part then, except as otherwise provided in the Declaration of Trust, the Trust will redeem the requisite number of Series E Preferred Shares of such holder such that no holder will hold in excess of the Share Ownership Limit subsequent to such redemption.

          (c)   Notwithstanding anything to the contrary contained herein, unless full cumulative distributions on all Series E Preferred Shares shall have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past distribution periods, no Series E Preferred Shares shall be redeemed unless all outstanding Series E Preferred Shares are simultaneously redeemed; provided, however, that the foregoing shall not prevent the purchase by the Trust of Series E Preferred Shares pursuant to Article VII of the Declaration of Trust or otherwise in order to ensure that the Trust remains qualified as a REIT for federal income tax purposes or the purchase or acquisition of Series E Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all Series E Preferred Shares. In addition, unless full cumulative distributions on all Series E Preferred Shares have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past distribution periods, the Trust shall not purchase or otherwise acquire directly or indirectly for any consideration, nor shall any monies be paid to or be made available for a sinking fund for the redemption of, any Series E Preferred Shares (except by conversion into or exchange for equity securities of the Trust ranking junior to the Series E Preferred Shares as to distributions and upon liquidation; provided, however, that the foregoing shall not prevent any purchase or acquisition of Series E Preferred Shares for the purpose of preserving the Trust's status as a REIT or pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series E Preferred Shares).

          (d)   Immediately prior to any redemption of Series E Preferred Shares, the Trust shall pay, in cash, any accrued and unpaid distributions through the redemption date, unless a redemption date falls after a Distribution Record Date and prior to the corresponding Distribution Payment Date, in which case each holder of Series E Preferred Shares at the close of business on such Distribution Record Date shall be entitled to the distribution payable on such shares on the corresponding Distribution Payment Date (including any accrued and unpaid distributions for prior periods) notwithstanding the redemption of such shares before such Distribution Payment Date. Except as provided above, the Trust will make no payment or allowance for unpaid distributions, whether or not in arrears, on Series E Preferred Shares for which a notice of redemption has been given.

          (e)   The following provisions set forth the procedures for redemption pursuant to the Redemption Right:

              (i)  Notice of redemption will be mailed by the Trust, postage prepaid, no less than 30 days nor more than 60 days before the redemption date, addressed to the respective holders of record of the Series E Preferred Shares to be redeemed at their respective addresses as they appear on the share transfer records of the Trust. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series E Preferred Shares except as to the holder to whom notice was defective or not given.

             (ii)  In addition to any information required by law or by the applicable rules of any exchange upon which the Series E Preferred Shares may be listed or admitted to trading, such notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of Series E Preferred Shares to be redeemed; (D) the place or places where the certificates for the Series E Preferred Shares are to be surrendered for payment of the redemption price; and (E) that distributions on the Series E Preferred Shares to be redeemed will cease to accrue on such redemption date. If fewer than all of the Series E Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series E Preferred Shares held by such holder to be redeemed.

            (iii)  On or after the redemption date, each holder of Series E Preferred Shares to be redeemed shall present and surrender the certificates representing his Series E Preferred Shares to the Trust at the place designated in the notice of redemption and thereupon the redemption price of such shares (including all accrued and unpaid distributions up to the redemption date) shall be paid to or on the order of the person whose name appears on such certificate evidencing Series E Preferred Shares as the owner thereof and each surrendered certificate shall be canceled. If fewer than all the shares evidenced by any such certificate evidencing Series E Preferred Shares are to be redeemed, a new certificate shall be issued evidencing the unredeemed shares.

            (iv)  From and after the redemption date (unless the Trust defaults in payment of the redemption price), all distributions on the Series E Preferred Shares designated for redemption in such notice shall cease to accrue and all rights of the holders thereof, except the right to receive the redemption price thereof (including all accrued and unpaid distributions up to the redemption date), shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Trust) on the Trust's share transfer records, and such shares shall not be deemed to be outstanding for any purpose whatsoever. At its election, the Trust, prior to a redemption date, may irrevocably deposit the redemption price (including accrued and unpaid distributions to the redemption date) of the Series E Preferred Shares so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series E Preferred Shares to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accrued and unpaid distributions to the redemption date). Any monies so deposited which remain unclaimed by the holders of the Series E Preferred Shares at the end of two years after the redemption date shall be returned by such bank or trust company to the Trust.

          (f)    Any Series E Preferred Shares that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Trustees.

        6.    Special Optional Redemption by the Trust.

          (a)   Upon the occurrence of a Change of Control (as defined below), the Trust will have the option upon written notice mailed by the Trust, postage pre-paid, no less than 30 days nor more than 60 days before the redemption date and addressed to the holders of record of the Series E Preferred Shares to be redeemed at their respective addresses as they appear on the share transfer records of the Trust, to redeem the Series E Preferred Shares, in whole or in part within 120 days after the first date on which such Change of Control occurred, for cash at twenty-five dollars ($25.00) per share, plus accrued and unpaid distributions, if any, to and including the redemption date ("Special Optional Redemption Right"). No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series E Preferred Shares except as to the holder to whom notice was defective or not given. If, prior to the Change of Control Conversion Date (as defined below), the Trust has provided or provides notice of redemption with respect to the Series E Preferred Shares (whether pursuant to the Redemption Right or the Special Optional Redemption Right), the holders of Series E Preferred Shares will not have the conversion right described below in Section 9.

  A "Change of Control" is when, after the original issuance of the Series E Preferred Shares, the following have occurred and are continuing:

              (i)  the acquisition by any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Trust entitling that person to exercise more than 50% of the total voting power of all shares of the Trust entitled to vote generally in elections of trustees (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), and

             (ii)  following the closing of any transaction referred to in (i) above, neither the Trust nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (the "NYSE"), the NYSE American LLC (the "NYSE American"), or the NASDAQ Stock Market ("NASDAQ"), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE American or NASDAQ.

          (b)   In addition to any information required by law or by the applicable rules of any exchange upon which the Series E Preferred Shares may be listed or admitted to trading, such notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of Series E Preferred Shares to be redeemed; (D) the place or places where the certificates for the Series E Preferred

  Shares are to be surrendered for payment of the redemption price; (E) that the Series E Preferred Shares are being redeemed pursuant to the Special Optional Redemption Right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control; (F) that holders of the Series E Preferred Shares to which the notice relates will not be able to tender such Series E Preferred Shares for conversion in connection with the Change of Control and each Series E Preferred Share tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related redemption date instead of converted on the Change of Control Conversion Date; and (G) that distributions on the Series E Preferred Shares to be redeemed will cease to accrue on such redemption date. If fewer than all of the Series E Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series E Preferred Shares held by such holder to be redeemed.

          If fewer than all of the outstanding Series E Preferred Shares are to be redeemed pursuant to the Special Optional Redemption Right, the shares to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional shares) or by lot or in such other equitable method prescribed by the Trustees. If such redemption is to be by lot and, as a result of such redemption, any holder of Series E Preferred Shares would become a holder of a number of Series E Preferred Shares in excess of the Share Ownership Limit because such holder's Series E Preferred Shares were not redeemed, or were only redeemed in part then, except as otherwise provided in the Declaration of Trust, the Trust will redeem the requisite number of Series E Preferred Shares of such holder such that no holder will hold in excess of the Share Ownership Limit subsequent to such redemption.

          (c)   Notwithstanding anything to the contrary contained herein, unless full cumulative distributions on all Series E Preferred Shares shall have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past distribution periods, no Series E Preferred Shares shall be redeemed unless all outstanding Series E Preferred Shares are simultaneously redeemed; provided, however, that the foregoing shall not prevent the purchase by the Trust of Series E Preferred Shares pursuant to Article VII of the Declaration of Trust or otherwise in order to ensure that the Trust remains qualified as a REIT for federal income tax purposes or the purchase or acquisition of Series E Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all Series E Preferred Shares. In addition, unless full cumulative distributions on all Series E Preferred Shares have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past distribution periods, the Trust shall not purchase or otherwise acquire directly or indirectly for any consideration, nor shall any monies be paid to or be made available for a sinking fund for the redemption of, any Series E Preferred Shares (except by conversion into or exchange for equity securities of the Trust ranking junior to the Series E Preferred Shares as to distributions and upon liquidation; provided, however, that the foregoing shall not prevent any purchase or acquisition of Series E Preferred Shares for the purpose of preserving the Trust's status as a REIT or pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series E Preferred Shares).

          (d)   Immediately prior to any redemption of Series E Preferred Shares pursuant to the Special Optional Redemption Right, the Trust shall pay, in cash, any accrued and unpaid distributions through the redemption date, unless a redemption date falls after a Distribution Record Date and prior to the corresponding Distribution Payment Date, in which case each holder of Series E Preferred Shares at the close of business on such Distribution Record Date shall be entitled to the distribution payable on such shares on the corresponding Distribution Payment Date (including any accrued and unpaid distributions for prior periods) notwithstanding the redemption of such shares before such Distribution Payment Date. Except as provided above, the Trust will make no payment or allowance for unpaid distributions, whether or not in arrears, on Series E Preferred Shares for which a notice of redemption has been given.

          (e)   On or after the redemption date, each holder of Series E Preferred Shares to be redeemed shall present and surrender the certificates representing his Series E Preferred Shares to the Trust at the place designated in the notice of redemption and thereupon the redemption price of such shares (including all accrued and unpaid distributions up to the redemption date) shall be paid to or on the order of the person whose name appears on such certificate evidencing Series E Preferred Shares as the owner thereof and each surrendered certificate shall be canceled. If fewer than all the shares evidenced by any such certificate evidencing Series E Preferred Shares are to be redeemed, a new certificate shall be issued evidencing the unredeemed shares.

          (f)    From and after the redemption date (unless the Trust defaults in payment of the redemption price), all distributions on the Series E Preferred Shares designated for redemption in such notice shall cease to accrue and all rights of the holders thereof, except the right to receive the redemption price thereof (including all accrued and unpaid distributions up to the redemption date), shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Trust) on the Trust's share transfer records, and such shares shall not be deemed to be outstanding for any purpose whatsoever. At its election, the Trust, prior to a redemption date, may irrevocably deposit the redemption price (including accrued and unpaid distributions to the redemption date) of the Series E Preferred Shares so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series E Preferred Shares to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accrued and unpaid distributions to the redemption date). Any monies so deposited which remain unclaimed by the holders of the Series E Preferred Shares at the end of two years after the redemption date shall be returned by such bank or trust company to the Trust.

          (g)   Any Series E Preferred Shares that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Trustees.

        7.    Voting Rights.

          (a)   Holders of the Series E Preferred Shares will not have any voting rights, except as set forth below or as otherwise from time to time required by law. In any matter in which the holders of Series E Preferred Shares are entitled to vote, each such holder shall have the right to one vote for each Series E Preferred Share held by such holder. If the holders of the Series E Preferred Shares and the holders of another series of preferred shares are entitled to vote together as a single class on any matter, the holders of the Series E Preferred Shares and the holders of such other preferred shares shall each have one vote for each $25.00 of liquidation preference.

          (b)   Whenever distributions on any Series E Preferred Shares shall be in arrears for six or more quarterly periods, whether or not consecutive (a "Preferred Distribution Default"), the holders of Series E Preferred Shares (voting separately as a single class together with all other equity securities upon which like voting rights have been conferred and are exercisable ("Parity Preferred Shares")) will be entitled to vote for the election of a total of two additional trustees of the Trust (each, a "Preferred Share Trustee") at a special meeting called by the holders of at least 10% of the outstanding Series E Preferred Shares or the holders of at least 10% of any other series of Parity Preferred Shares so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of shareholders) or, if the request for a special meeting is received by the Trust less than 90 days before the date fixed for the next annual or special meeting of shareholders, at the next annual meeting of shareholders, and at each subsequent annual meeting until all distributions accrued on the Series E Preferred Shares for the past distribution periods and the then current distribution period shall have been fully paid or authorized and a sum sufficient for the payment thereof set apart for payment in full.

          (c)   If and when all accrued distributions and the distribution for the then current distribution period on the Series E Preferred Shares shall have been paid in full or authorized and set aside for payment in full, the holders of Series E Preferred Shares shall be divested of the voting rights set forth in clause (b) above (subject to revesting in the event of each and every Preferred Distribution Default) and, if all accrued distributions and the distribution for the current distribution period have been paid in full or authorized by the Trustees and set aside for payment in full on all other series of Parity Preferred Shares upon which like voting rights have been conferred and are exercisable, the term of office of each Preferred Share Trustee so elected shall terminate. Any Preferred Share Trustee may be removed at any time with or without cause by the vote of, and shall not be removed otherwise than by the vote of, the holders of a majority of the outstanding Series E Preferred Shares when they have the voting rights set forth in clause (b) above and all other series of Parity Preferred Shares (voting as a single class). So long as a Preferred Distribution Default shall continue, any vacancy in the office of a Preferred Share Trustee may be filled by written consent of the Preferred Share Trustee remaining in office, or if none remains in office, by a vote of the holders of a majority of the outstanding Series E Preferred Shares when they have the voting rights set forth in clause (b) above and all other series of Parity Preferred Shares (voting as a single class). The Preferred Share Trustees shall each be entitled to one vote per trustee on any matter.

          (d)   So long as any Series E Preferred Shares remain outstanding, the Trust shall not, without the affirmative vote of the holders of at least two-thirds of the Series E Preferred Shares outstanding at the time, given in person or by proxy, either in writing or at a meeting (such series voting separately as a class), (i) authorize or create, or increase the authorized or issued amount of, any class or series of equity securities ranking senior to the Series E Preferred Shares with respect to payment of distributions or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Trust, or reclassify any authorized equity securities of the Trust into any such equity securities, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such equity securities; or (ii) amend, alter or repeal the provisions of the Declaration of Trust (including these Articles Supplementary), whether by merger or consolidation (in either case, an "Event") or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series E Preferred Shares or the holders thereof; provided, however, that with respect to the occurrence of any Event set forth in (ii) above, so long as Series E Preferred Shares remain outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event, the Trust may not be the surviving entity and such surviving entity may thereafter be the issuer of the Series E Preferred Shares, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Series E Preferred Shares or the holders thereof; and provided further that (x) any increase in the amount of the authorized Preferred Shares or the creation or issuance of any other class or series of equity securities, or (y) any increase in the amount of authorized Series E Preferred Shares or any other class or series of equity securities, in the case of each of (x) or (y) above ranking on a parity with or junior to the Series E Preferred Shares with respect to payment of distributions and the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Trust, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

          (e)   The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding

  Series E Preferred Shares shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

        8.    Information Rights.     During any period in which the Trust is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any Series E Preferred Shares are outstanding, the Trust will (i) transmit by mail or other permissible means under the Exchange Act to all holders of the Series E Preferred Shares, as their names and addresses appear in the Trust's record books and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Trust would have been required to file with the Securities and Exchange Commission (the "SEC"), pursuant to Section 13 or Section 15(d) of the Exchange Act if the Trust were subject thereto (other than any exhibits that would have been required), and (ii) within 15 days following written request, supply copies of such reports to any prospective holder of the Series E Preferred Shares. The Trust will mail (or otherwise provide) the reports to the holders of Series E Preferred Shares within 15 days after the respective dates by which the Trust would have been required to file such reports with the SEC if it were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which we would be required to file such periodic reports if we were a "non-accelerated filer" within the meaning of the Exchange Act.

        9.    Conversion.     The Series E Preferred Shares are not convertible into or exchangeable for any other property or securities of the Trust, except as provided in this Section 9.

          (a)   Upon the occurrence of a Change of Control, each holder of Series E Preferred Shares shall have the right, unless, prior to the Change of Control Conversion Date, the Trust has provided or provides notice of its election to redeem the Series E Preferred Shares pursuant to the Redemption Right or Special Optional Redemption Right, to convert some or all of the Series E Preferred Shares held by such holder (the "Change of Control Conversion Right") on the Change of Control Conversion Date into a number of Common Shares per Series E Preferred Share (the "Common Share Conversion Consideration") equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) the $25.00 liquidation preference per Series E Preferred Share to be converted, plus (y) the amount of any accrued and unpaid distributions to and including the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a Distribution Record Date and prior to the corresponding Distribution Payment Date, in which case no additional amount for such accrued and unpaid distribution will be included in such sum) by (ii) the Common Share Price (as defined below) (such quotient, the "Conversion Rate"), and (B) [    •    ](1) (the "Share Cap"), subject to the immediately succeeding paragraph.

          The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a Common Share distribution), subdivisions or combinations (in each case, a "Share Split") with respect to Common Shares as follows: the adjusted Share Cap as the result of a Share Split shall be the number of Common Shares that is equivalent to the product of (i) the Share Cap in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of Common Shares outstanding after giving effect to such Share Split and the denominator of which is the number of Common Shares outstanding immediately prior to such Share Split.

          For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of Common Shares (or equivalent Alternative Conversion Consideration (as defined

(1)
The share cap will be determined as follows: 2.0080 multiplied by a fraction in which (i) the numerator is equal to the sum of (x) the cash consideration and (y) the product of (1) the exchange ratio and (2) the 5-day volume weighted average price per Pebblebrook common share as reported on the NYSE ending on and including the date of completion of the mergers, and (ii) the denominator is the 5-day volume weighted average price per Pebblebrook common share as reported on the NYSE ending on and including the date of completion of the mergers.

  below), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed [    •    ](2) Common Shares (or equivalent Alternative Conversion Consideration, as applicable) (the "Exchange Cap"). The Exchange Cap is subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustment to the Share Cap.

          In the case of a Change of Control pursuant to which Common Shares shall be converted into cash, securities or other property or assets (including any combination thereof) (the "Alternative Form Consideration"), a holder of Series E Preferred Shares shall receive upon conversion of such Series E Preferred Shares the kind and amount of Alternative Form Consideration which such holder of Series E Preferred Shares would have owned or been entitled to receive upon the Change of Control had such holder of Series E Preferred Shares held a number of Common Shares equal to the Common Share Conversion Consideration immediately prior to the effective time of the Change of Control (the "Alternative Conversion Consideration"; and the Common Share Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, shall be referred to herein as the "Conversion Consideration").

          In the event that holders of Common Shares have the opportunity to elect the form of consideration to be received in the Change of Control, the consideration that the holders of Series E Preferred Shares shall receive shall be the form of consideration elected by the holders of the Common Shares who participate in the determination (based on the weighted average of elections) and shall be subject to any limitations to which all holders of Common Shares are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Change of Control.

          The "Change of Control Conversion Date" shall be a Business Day set forth in the notice of Change of Control provided in accordance with clause (c) below that is no less than 20 days nor more than 35 days after the date on which the Trust provides such notice pursuant to clause (c) below.

          The "Common Share Price" shall be (i) if the consideration to be received in the Change of Control by holders of Common Shares is solely cash, the amount of cash consideration per Common Share, and (ii) if the consideration to be received in the Change of Control by holders of Common Shares is other than solely cash, the average of the closing price per Common Share on the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control.

          (b)   No fractional Common Shares shall be issued upon the conversion of Series E Preferred Shares. In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Share Price.

          (c)   Within 15 days following the occurrence of a Change of Control, a notice of occurrence of the Change of Control, describing the resulting Change of Control Conversion Right, shall be delivered to the holders of record of the Series E Preferred Shares at their addresses as they appear on the Trust's share transfer records and notice shall be provided to the Trust's transfer agent. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the conversion of any Series E Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of Series E Preferred Shares may exercise their Change of Control Conversion Right; (iv) the method and period for calculating the Common Share Price; (v) the Change of

(2)
The exchange cap will be determined as follows: Share Cap multiplied by the aggregate number of shares of the Pebblebrook Series E preferred shares issued and outstanding.

  Control Conversion Date, which shall be a Business Day occurring within 20 to 35 days following the date of such notice; (vi) that if, prior to the Change of Control Conversion Date, the Trust has provided or provides notice of its election to redeem all or any portion of the Series E Preferred Shares, the holder will not be able to convert Series E Preferred Shares and such Series E Preferred Shares shall be redeemed on the related redemption date, even if they have already been tendered for conversion pursuant to the Change of Control Conversion Right; (vii) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per Series E Preferred Share; (viii) the name and address of the paying agent and the conversion agent; and (ix) the procedures that the holders of Series E Preferred Shares must follow to exercise the Change of Control Conversion Right.

          (d)   The Trust shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Trust's website, in any event prior to the opening of business on the first Business Day following any date on which the Trust provides notice pursuant to clause (c) above to the holders of Series E Preferred Shares.

          (e)   In order to exercise the Change of Control Conversion Right, a holder of Series E Preferred Shares shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) evidencing the Series E Preferred Shares to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the Trust's transfer agent. Such notice shall state: (i) the relevant Change of Control Conversion Date; (ii) the number of Series E Preferred Shares to be converted; and (iii) that the Series E Preferred Shares are to be converted pursuant to the applicable provisions of the Series E Preferred Shares. Notwithstanding the foregoing, if the Series E Preferred Shares are held in global form, such notice shall comply with applicable procedures of The Depository Trust Company ("DTC").

          (f)    Holders of Series E Preferred Shares may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Trust's transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date. The notice of withdrawal must state: (i) the number of withdrawn Series E Preferred Shares; (ii) if certificated Series E Preferred Shares have been issued, the certificate numbers of the withdrawn Series E Preferred Shares; and (iii) the number of Series E Preferred Shares, if any, which remain subject to the conversion notice. Notwithstanding the foregoing, if the Series E Preferred Shares are held in global form, the notice of withdrawal shall comply with applicable procedures of DTC.

          (g)   Series E Preferred Shares as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless, prior to the Change of Control Conversion Date, the Trust has provided or provides notice of its election to redeem such Series E Preferred Shares, whether pursuant to its Redemption Right or Special Optional Redemption Right. If the Trust elects to redeem Series E Preferred Shares that would otherwise be converted into the applicable Conversion Consideration on a Change of Control Conversion Date, such Series E Preferred Shares shall not be so converted and the holders of such shares shall be entitled to receive on the applicable redemption date $25.00 per share, plus any accrued and unpaid distributions thereon to and including the redemption date.

          (h)   The Trust shall deliver the applicable Conversion Consideration no later than the third Business Day following the Change of Control Conversion Date.

          (i)    Notwithstanding anything to the contrary contained herein, no holder of Series E Preferred Shares will be entitled to convert such Series E Preferred Shares into Common Shares to the extent that receipt of such Common Shares would cause the holder of such Common Shares (or any other person) to Beneficially Own or Constructively Own, within the meaning of the Declaration of Trust, Common Shares of the Trust in excess of the Share Ownership Limit, as such term is defined in the Declaration of Trust, as applicable.

        10.    Application of Article VII.     The Series E Preferred Shares are subject to the provisions of Article VII of the Declaration of Trust.

        THIRD: The Series E Preferred Shares have been classified and designated by the Board under the authority contained in the Declaration of Trust.

        FOURTH: These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

        FIFTH: These Articles Supplementary shall be effective at the time the State Department of Assessments and Taxation of Maryland accepts these Articles Supplementary for record.

        SIXTH: The undersigned Executive Vice President and Chief Investment Officer of the Trust acknowledges these Articles Supplementary to be the act of the Trust and, as to all matters or facts required to be verified under oath, the undersigned Executive Vice President and Chief Investment Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[Signature page follows.]

        IN WITNESS WHEREOF, PEBBLEBROOK HOTEL TRUST has caused these Articles Supplementary to be signed in its name and on its behalf by its Executive Vice President and Chief Investment Officer witnessed by its Executive Vice President, Chief Financial Officer, Treasurer and Secretary on [    •    ].

WITNESS		PEBBLEBROOK HOTEL TRUST
By:	Raymond D. Martz Executive Vice President, Chief Financial Officer, Treasurer and Secretary	By:	Thomas C. Fisher Executive Vice President and Chief Investment Officer

Annex H

PEBBLEBROOK HOTEL TRUST

ARTICLES SUPPLEMENTARY

ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF
6.3% SERIES F CUMULATIVE REDEEMABLE PREFERRED SHARES OF
BENEFICIAL INTEREST,
$0.01 PAR VALUE PER SHARE

        PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust (the "Trust"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Trust (the "Board") by Article VI, Section 6.3 of the Declaration of Trust of the Trust (which, as amended and supplemented from time to time, together with these Articles Supplementary, is referred to herein as the "Declaration of Trust"), the Board has duly divided and classified 6,000,000 authorized but unissued preferred shares of beneficial interest, $0.01 par value per share, of the Trust into a series designated as "6.3% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share," of the Trust ("Series F Preferred Shares").

        SECOND: The preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption of the Series F Preferred Shares are as follows, which, upon any restatement of the Declaration of Trust, shall become a part of Article VI of the Declaration of Trust, with any appropriate renumbering or relettering of the sections or subsections thereof:

6.3% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share

        1.    Designation and Number.     A series of Preferred Shares, designated the "6.3% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share", is hereby established. The number of authorized Series F Preferred Shares shall be 6,000,000.

        2.    Relative Seniority.     The Series F Preferred Shares will, with respect to distribution rights and rights upon liquidation, dissolution or winding up of the Trust, rank (a) senior to all classes or series of Common Shares (as defined in the Declaration of Trust) and to all equity securities the terms of which provide that such equity securities shall rank junior to such Series F Preferred Shares; (b) on a parity with all equity securities issued by the Trust, other than those equity securities referred to in clauses (a) and (c) of this Section 2; and (c) junior to all equity securities issued by the Trust which rank senior to the Series F Preferred Shares in accordance with Section 7(d) hereof. The term "equity securities" shall not include convertible debt securities.

        3.    Distributions.

          (a)   Holders of Series F Preferred Shares shall be entitled to receive, when and as authorized by the Trustees, out of funds legally available for the payment of distributions, cumulative preferential cash distributions at the rate of 6.3% per annum of the twenty-five dollars ($25.00) per share liquidation preference of the Series F Preferred Shares (equivalent to a fixed annual amount of $1.575 per share). Such distributions shall accumulate on a daily basis and be cumulative from (and including) [    •    ] and be payable quarterly in equal amounts in arrears on the fifteenth day of each January, April, July and October of each year, beginning on [    •    ] (each such day being hereinafter called a "Distribution Payment Date"); provided that if any Distribution Payment Date is not a Business Day (as hereinafter defined), then the distribution which would otherwise have been payable on such Distribution Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Distribution Payment Date, and no interest or additional distributions or other sums shall accrue on the amount so payable from such Distribution Payment Date to such next succeeding Business Day. Any distribution payable on the Series F Preferred Shares for any partial distribution period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions shall be payable to holders of record as they appear in the share records of the Trust at the close of business on the applicable record date, which shall be the first day of the calendar month in which the applicable Distribution Payment Date falls or such other date designated by the Trustees for the payment of distributions that is not more than 90 nor less than 10 days prior to such Distribution Payment Date (each, a "Distribution Record Date").

          (b)   No distribution on the Series F Preferred Shares shall be authorized by the Trustees or paid or set aside for payment by the Trust at such time as the terms and provisions of any agreement of the Trust, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting aside of funds or provides that such authorization, payment or setting aside of funds would constitute a breach thereof, or a default thereunder, or if such authorization, payment or setting aside of funds shall be restricted or prohibited by law.

          (c)   Notwithstanding anything to the contrary contained herein, distributions on the Series F Preferred Shares shall accrue whether or not the restrictions referred to in clause (b) exist, whether or not the Trust has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series F Preferred Shares will accumulate as of the Distribution Payment Date on which they first become payable or on the date of redemption as the case may be. Accrued but unpaid distributions will not bear interest.

          (d)   If any Series F Preferred Shares are outstanding, no distributions will be authorized or paid or set apart for payment on any equity securities of the Trust of any other class or series ranking, as to distributions, on a parity with or junior to the Series F Preferred Shares unless full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series F Preferred Shares for all past distribution periods. When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series F Preferred Shares and all other equity securities ranking on a parity, as to distributions, with the Series F Preferred Shares, all distributions authorized, paid or set apart for payment upon the Series F Preferred Shares and all other equity securities ranking on a parity, as to distributions, with the Series F Preferred Shares shall be authorized and paid pro rata or authorized and set apart for payment pro rata so that the amount of distributions authorized per Series F Preferred Share and each such other equity security shall in all cases bear to each other the same ratio that accrued distributions per Series F Preferred Share and other equity security (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such equity securities do not have a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Series F Preferred Shares which may be in arrears.

          (e)   Except as provided in clause (d), unless full cumulative distributions on the Series F Preferred Shares have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof is set apart for payment for all past distribution periods, no distributions (other than in Common Shares or other equity securities of the Trust ranking junior to the Series F Preferred Shares as to distributions and upon liquidation) shall be authorized or paid or set apart for payment nor shall any other distribution be authorized or made upon the Common Shares or any other equity securities of the Trust ranking junior to or on a parity with the Series F Preferred Shares as to distributions or upon liquidation, nor shall any Common Shares or any other equity securities of the Trust ranking junior to or on a parity with the Series F

  Preferred Shares as to distributions or upon liquidation be redeemed, purchased or otherwise acquired directly or indirectly for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such equity securities) by the Trust (except by conversion into or exchange for other equity securities of the Trust ranking junior to the Series F Preferred Shares as to distributions and upon liquidation, by redemption, purchase or acquisition of equity securities under incentive, benefit or share purchase plans of the Trust for officers, trustees or employees or others performing or providing similar services, or by other redemption, purchase or acquisition of such equity securities for the purpose of preserving the Trust's status as a real estate investment trust ("REIT") for federal income tax purposes).

          (f)    Holders of Series F Preferred Shares shall not be entitled to any distribution, whether payable in cash, property or shares, in excess of full cumulative distributions on the Series F Preferred Shares as described above. Any distribution payment made on the Series F Preferred Shares shall first be credited against the earliest accrued and unpaid distribution due with respect to such shares which remains payable.

          (g)   In determining whether a distribution by dividend, redemption or other acquisition of the Trust's equity securities is permitted under Maryland law, no effect shall be given to amounts that would be needed, if the Trust were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights on dissolution are superior to those receiving the distribution.

          (h)   "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

        4.    Liquidation Rights.

          (a)   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust (referred to herein sometimes as a "liquidation"), the holders of Series F Preferred Shares then outstanding shall be entitled to receive, out of the assets of the Trust legally available for distribution to shareholders (after payment or provision for payment of all debts and other liabilities of the Trust), liquidating distributions in cash or property at fair market value as determined by the Trustees equal to a liquidation preference of twenty-five dollars ($25.00) per Series F Preferred Share, plus an amount equal to all accrued and unpaid distributions to, but not including, the date of payment, before any distribution of assets is made to holders of Common Shares or any other equity securities of the Trust that rank junior to the Series F Preferred Shares as to liquidation rights.

          (b)   If, upon any such voluntary or involuntary liquidation, dissolution or winding up of the Trust, the assets of the Trust are insufficient to make full payment to holders of Series F Preferred Shares and to the corresponding amounts payable on all shares of other classes or series of equity securities of the Trust ranking on a parity with the Series F Preferred Shares as to liquidation rights, then the holders of the Series F Preferred Shares and all other such classes or series of equity securities shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

          (c)   Written notice of any such liquidation of the Trust, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 days nor more than 60 days prior to the payment date stated therein, to each record holder of the Series F Preferred Shares at the respective address of such holders as the same shall appear on the share transfer records of the Trust.

          (d)   After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series F Preferred Shares will have no right or claim to any of the remaining assets of the Trust.

          (e)   None of a consolidation or merger of the Trust with or into another entity, a merger of another entity with or into the Trust, a statutory share exchange by the Trust or a sale, lease, transfer or conveyance of all or substantially all of the Trust's property or business shall be considered a liquidation of the Trust.

        5.    Redemption.

          (a)   Except as described in Section 6 below and this Section 5, the Series F Preferred Shares are not redeemable prior to May 25, 2021. To ensure that the Trust remains qualified as a REIT for federal income tax purposes, however, the Series F Preferred Shares shall be subject to the provisions of Article VII of the Declaration of Trust pursuant to which Series F Preferred Shares owned by a shareholder in excess of the Share Ownership Limit (as defined in Article VII of the Declaration of Trust) shall automatically be transferred to a Charitable Trust (as defined in Article VII of the Declaration of Trust) and the Trust shall have the right to purchase such shares, as provided in Article VII of the Declaration of Trust. On and after May 25, 2021, the Trust, at its option, upon giving notice as provided below, may redeem the Series F Preferred Shares, in whole or from time to time in part, for cash, at a redemption price of twenty-five dollars ($25.00) per share, plus all accrued and unpaid distributions on such Series F Preferred Shares to, but not including, the date of such redemption (the "Redemption Right").

          (b)   If fewer than all of the outstanding Series F Preferred Shares are to be redeemed pursuant to the Redemption Right, the shares to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional shares) or by lot or in such other equitable method prescribed by the Trustees. If such redemption is to be by lot and, as a result of such redemption, any holder of Series F Preferred Shares would become a holder of a number of Series F Preferred Shares in excess of the Share Ownership Limit because such holder's Series F Preferred Shares were not redeemed, or were only redeemed in part then, except as otherwise provided in the Declaration of Trust, the Trust will redeem the requisite number of Series F Preferred Shares of such holder such that no holder will hold in excess of the Share Ownership Limit subsequent to such redemption.

          (c)   Notwithstanding anything to the contrary contained herein, unless full cumulative distributions on all Series F Preferred Shares shall have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past distribution periods, no Series F Preferred Shares shall be redeemed unless all outstanding Series F Preferred Shares are simultaneously redeemed; provided, however, that the foregoing shall not prevent the purchase by the Trust of Series F Preferred Shares pursuant to Article VII of the Declaration of Trust or otherwise in order to ensure that the Trust remains qualified as a REIT for federal income tax purposes or the purchase or acquisition of Series F Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all Series F Preferred Shares. In addition, unless full cumulative distributions on all Series F Preferred Shares have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past distribution periods, the Trust shall not purchase or otherwise acquire directly or indirectly for any consideration, nor shall any monies be paid to or be made available for a sinking fund for the redemption of, any Series F Preferred Shares (except by conversion into or exchange for equity securities of the Trust ranking junior to the Series F Preferred Shares as to distributions and upon liquidation; provided, however, that the foregoing shall not prevent any purchase or acquisition of Series F Preferred Shares for the purpose of preserving the Trust's status as a REIT or pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series F Preferred Shares).

          (d)   Immediately prior to any redemption of Series F Preferred Shares, the Trust shall pay, in cash, any accrued and unpaid distributions to, but not including, the redemption date, unless a redemption date falls after a Distribution Record Date and prior to the corresponding Distribution Payment Date, in which case each holder of Series F Preferred Shares at the close of business on such Distribution Record Date shall be entitled to the distribution payable on such shares on the corresponding Distribution Payment Date (including any accrued and unpaid distributions for prior periods) notwithstanding the redemption of such shares before such Distribution Payment Date. Except as provided above, the Trust will make no payment or allowance for unpaid distributions, whether or not in arrears, on Series F Preferred Shares for which a notice of redemption has been given.

          (e)   The following provisions set forth the procedures for redemption pursuant to the Redemption Right:

              (i)  Notice of redemption will be mailed by the Trust, postage prepaid, no less than 30 days nor more than 60 days before the redemption date, addressed to the respective holders of record of the Series F Preferred Shares to be redeemed at their respective addresses as they appear on the share transfer records of the Trust. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series F Preferred Shares except as to the holder to whom notice was defective or not given.

             (ii)  In addition to any information required by law or by the applicable rules of any exchange upon which the Series F Preferred Shares may be listed or admitted to trading, such notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of Series F Preferred Shares to be redeemed; (D) the place or places where the certificates for the Series F Preferred Shares are to be surrendered for payment of the redemption price; and (E) that distributions on the Series F Preferred Shares to be redeemed will cease to accrue on such redemption date. If fewer than all of the Series F Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series F Preferred Shares held by such holder to be redeemed.

            (iii)  On or after the redemption date, each holder of Series F Preferred Shares to be redeemed shall present and surrender the certificates representing his Series F Preferred Shares to the Trust at the place designated in the notice of redemption and thereupon the redemption price of such shares (including all accrued and unpaid distributions to, but not including, the redemption date) shall be paid to or on the order of the person whose name appears on such certificate evidencing Series F Preferred Shares as the owner thereof and each surrendered certificate shall be canceled. If fewer than all the shares evidenced by any such certificate evidencing Series F Preferred Shares are to be redeemed, a new certificate shall be issued evidencing the unredeemed shares.

            (iv)  From and after the redemption date (unless the Trust defaults in payment of the redemption price), all distributions on the Series F Preferred Shares designated for redemption in such notice shall cease to accrue and all rights of the holders thereof, except the right to receive the redemption price thereof (including all accrued and unpaid distributions to, but not including, the redemption date), shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Trust) on the Trust's share transfer records, and such shares shall not be deemed to be outstanding for any purpose whatsoever. At its election, the Trust, prior to a redemption date, may irrevocably deposit the redemption price (including accrued and unpaid distributions to, but not including, the redemption date) of the Series F Preferred Shares so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series F Preferred Shares to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accrued and unpaid distributions to, but not including, the redemption date). Any monies so deposited which remain unclaimed by the holders of the Series F Preferred Shares at the end of two years after the redemption date shall be returned by such bank or trust company to the Trust.

          (f)    Any Series F Preferred Shares that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Trustees.

        6.    Special Optional Redemption by the Trust.

          (a)   Upon the occurrence of a Change of Control (as defined below), the Trust will have the option upon written notice mailed by the Trust, postage pre-paid, no less than 30 days nor more than 60 days before the redemption date and addressed to the holders of record of the Series F Preferred Shares to be redeemed at their respective addresses as they appear on the share transfer records of the Trust, to redeem the Series F Preferred Shares, in whole or in part within 120 days after the first date on which such Change of Control occurred, for cash at twenty-five dollars ($25.00) per share, plus accrued and unpaid distributions, if any, to, but not including, the redemption date ("Special Optional Redemption Right"). No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series F Preferred Shares except as to the holder to whom notice was defective or not given. If, prior to the Change of Control Conversion Date (as defined below), the Trust has provided or provides notice of redemption with respect to the Series F Preferred Shares (whether pursuant to the Redemption Right or the Special Optional Redemption Right), the holders of Series F Preferred Shares will not have the conversion right described below in Section 9.

  A "Change of Control" is when, after the original issuance of the Series F Preferred Shares, the following have occurred and are continuing:

              (i)  the acquisition by any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Trust entitling that person to exercise more than 50% of the total voting power of all shares of the Trust entitled to vote generally in elections of trustees (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), and

             (ii)  following the closing of any transaction referred to in (i) above, neither the Trust nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (the "NYSE"), the NYSE American LLC (the "NYSE American"), or the NASDAQ Stock Market ("NASDAQ"), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE American or NASDAQ.

          (b)   In addition to any information required by law or by the applicable rules of any exchange upon which the Series F Preferred Shares may be listed or admitted to trading, such notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of Series F Preferred Shares to be redeemed; (D) the place or places where the certificates for the Series F Preferred Shares are to be surrendered for payment of the redemption price; (E) that the Series F Preferred Shares are being redeemed pursuant to the Special Optional Redemption Right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control; (F) that holders of the Series F Preferred Shares to which the notice relates will not be able to tender such Series F Preferred Shares for conversion in connection with the Change of Control and each Series F Preferred Share tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related redemption date instead of converted on the Change of Control Conversion Date; and (G) that distributions on the Series F Preferred Shares to be redeemed will cease to accrue on such redemption date. If fewer than all of the Series F Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series F Preferred Shares held by such holder to be redeemed.

          If fewer than all of the outstanding Series F Preferred Shares are to be redeemed pursuant to the Special Optional Redemption Right, the shares to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional shares) or by lot or in such other equitable method prescribed by the Trustees. If such redemption is to be by lot and, as a result of such redemption, any holder of Series F Preferred Shares would become a holder of a number of Series F Preferred Shares in excess of the Share Ownership Limit because such holder's Series F Preferred Shares were not redeemed, or were only redeemed in part then, except as otherwise provided in the Declaration of Trust, the Trust will redeem the requisite number of Series F Preferred Shares of such holder such that no holder will hold in excess of the Share Ownership Limit subsequent to such redemption.

          (c)   Notwithstanding anything to the contrary contained herein, unless full cumulative distributions on all Series F Preferred Shares shall have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past distribution periods, no Series F Preferred Shares shall be redeemed unless all outstanding Series F Preferred Shares are simultaneously redeemed; provided, however, that the foregoing shall not prevent the purchase by the Trust of Series F Preferred Shares pursuant to Article VII of the Declaration of Trust or otherwise in order to ensure that the Trust remains qualified as a REIT for federal income tax purposes or the purchase or acquisition of Series F Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all Series F Preferred Shares. In addition, unless full cumulative distributions on all Series F Preferred Shares have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past distribution periods, the Trust shall not purchase or otherwise acquire directly or indirectly for any consideration, nor shall any monies be paid to or be made available for a sinking fund for the redemption of, any Series F Preferred Shares (except by conversion into or exchange for equity securities of the Trust ranking junior to the Series F Preferred Shares as to distributions and upon liquidation; provided, however, that the foregoing shall not prevent any purchase or acquisition of Series F Preferred Shares for the purpose of preserving the Trust's status as a REIT or pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series F Preferred Shares).

          (d)   Immediately prior to any redemption of Series F Preferred Shares pursuant to the Special Optional Redemption Right, the Trust shall pay, in cash, any accrued and unpaid distributions to, but not including, the redemption date, unless a redemption date falls after a Distribution Record Date and prior to the corresponding Distribution Payment Date, in which case each holder of

  Series F Preferred Shares at the close of business on such Distribution Record Date shall be entitled to the distribution payable on such shares on the corresponding Distribution Payment Date (including any accrued and unpaid distributions for prior periods) notwithstanding the redemption of such shares before such Distribution Payment Date. Except as provided above, the Trust will make no payment or allowance for unpaid distributions, whether or not in arrears, on Series F Preferred Shares for which a notice of redemption has been given.

          (e)   On or after the redemption date, each holder of Series F Preferred Shares to be redeemed shall present and surrender the certificates representing his Series F Preferred Shares to the Trust at the place designated in the notice of redemption and thereupon the redemption price of such shares (including all accrued and unpaid distributions to, but not including, the redemption date) shall be paid to or on the order of the person whose name appears on such certificate evidencing Series F Preferred Shares as the owner thereof and each surrendered certificate shall be canceled. If fewer than all the shares evidenced by any such certificate evidencing Series F Preferred Shares are to be redeemed, a new certificate shall be issued evidencing the unredeemed shares.

          (f)    From and after the redemption date (unless the Trust defaults in payment of the redemption price), all distributions on the Series F Preferred Shares designated for redemption in such notice shall cease to accrue and all rights of the holders thereof, except the right to receive the redemption price thereof (including all accrued and unpaid distributions to, but not including, the redemption date), shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Trust) on the Trust's share transfer records, and such shares shall not be deemed to be outstanding for any purpose whatsoever. At its election, the Trust, prior to a redemption date, may irrevocably deposit the redemption price (including accrued and unpaid distributions to, but not including, the redemption date) of the Series F Preferred Shares so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series F Preferred Shares to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accrued and unpaid distributions to, but not including, the redemption date). Any monies so deposited which remain unclaimed by the holders of the Series F Preferred Shares at the end of two years after the redemption date shall be returned by such bank or trust company to the Trust.

          (g)   Any Series F Preferred Shares that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Trustees.

        7.    Voting Rights.

          (a)   Holders of the Series F Preferred Shares will not have any voting rights, except as set forth below or as otherwise from time to time required by law. In any matter in which the holders of Series F Preferred Shares are entitled to vote, each such holder shall have the right to one vote for each Series F Preferred Share held by such holder. If the holders of the Series F Preferred Shares and the holders of another series of preferred shares are entitled to vote together as a single class on any matter, the holders of the Series F Preferred Shares and the holders of such other preferred shares shall each have one vote for each $25.00 of liquidation preference.

          (b)   Whenever distributions on any Series F Preferred Shares shall be in arrears for six or more quarterly periods, whether or not consecutive (a "Preferred Distribution Default"), the holders of Series F Preferred Shares (voting separately as a single class together with all other equity securities upon which like voting rights have been conferred and are exercisable ("Parity Preferred

  Shares")) will be entitled to vote for the election of a total of two additional trustees of the Trust (each, a "Preferred Share Trustee") at a special meeting called by the holders of at least 10% of the outstanding Series F Preferred Shares or the holders of at least 10% of any other series of Parity Preferred Shares so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of shareholders) or, if the request for a special meeting is received by the Trust less than 90 days before the date fixed for the next annual or special meeting of shareholders, at the next annual meeting of shareholders, and at each subsequent annual meeting until all distributions accrued on the Series F Preferred Shares for the past distribution periods and the then current distribution period shall have been fully paid or authorized and a sum sufficient for the payment thereof set apart for payment in full.

          (c)   If and when all accrued distributions and the distribution for the then current distribution period on the Series F Preferred Shares shall have been paid in full or authorized and set aside for payment in full, the holders of Series F Preferred Shares shall be divested of the voting rights set forth in clause (b) above (subject to revesting in the event of each and every Preferred Distribution Default) and, if all accrued distributions and the distribution for the current distribution period have been paid in full or authorized by the Trustees and set aside for payment in full on all other series of Parity Preferred Shares upon which like voting rights have been conferred and are exercisable, the term of office of each Preferred Share Trustee so elected shall terminate. Any Preferred Share Trustee may be removed at any time with or without cause by the vote of, and shall not be removed otherwise than by the vote of, the holders of a majority of the outstanding Series F Preferred Shares when they have the voting rights set forth in clause (b) above and all other series of Parity Preferred Shares (voting as a single class). So long as a Preferred Distribution Default shall continue, any vacancy in the office of a Preferred Share Trustee may be filled by written consent of the Preferred Share Trustee remaining in office, or if none remains in office, by a vote of the holders of a majority of the outstanding Series F Preferred Shares when they have the voting rights set forth in clause (b) above and all other series of Parity Preferred Shares (voting as a single class). The Preferred Share Trustees shall each be entitled to one vote per trustee on any matter.

          (d)   So long as any Series F Preferred Shares remain outstanding, the Trust shall not, without the affirmative vote of the holders of at least two-thirds of the Series F Preferred Shares outstanding at the time, given in person or by proxy, either in writing or at a meeting (such series voting separately as a class), (i) authorize or create, or increase the authorized or issued amount of, any class or series of equity securities ranking senior to the Series F Preferred Shares with respect to payment of distributions or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Trust, or reclassify any authorized equity securities of the Trust into any such equity securities, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such equity securities; or (ii) amend, alter or repeal the provisions of the Declaration of Trust (including these Articles Supplementary), whether by merger or consolidation (in either case, an "Event") or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series F Preferred Shares or the holders thereof; provided, however, that with respect to the occurrence of any Event set forth in (ii) above, so long as Series F Preferred Shares remain outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event, the Trust may not be the surviving entity and such surviving entity may thereafter be the issuer of the Series F Preferred Shares, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Series F Preferred Shares or the holders thereof; and provided further that (x) any increase in the amount of the authorized Preferred Shares or the creation or issuance of any other class or series of equity securities, or (y) any increase in the amount of authorized Series F Preferred Shares or any other class or series of equity securities, in the case of each of (x) or (y) above ranking on a parity with or junior to the Series F Preferred Shares with respect to payment of distributions and the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Trust, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

          (e)   The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series F Preferred Shares shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

        8.    Information Rights.     During any period in which the Trust is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any Series F Preferred Shares are outstanding, the Trust will (i) transmit by mail or other permissible means under the Exchange Act to all holders of the Series F Preferred Shares, as their names and addresses appear in the Trust's record books and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Trust would have been required to file with the Securities and Exchange Commission (the "SEC"), pursuant to Section 13 or Section 15(d) of the Exchange Act if the Trust were subject thereto (other than any exhibits that would have been required), and (ii) within 15 days following written request, supply copies of such reports to any prospective holder of the Series F Preferred Shares. The Trust will mail (or otherwise provide) the reports to the holders of Series F Preferred Shares within 15 days after the respective dates by which the Trust would have been required to file such reports with the SEC if it were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which we would be required to file such periodic reports if we were a "non-accelerated filer" within the meaning of the Exchange Act.

        9.    Conversion.     The Series F Preferred Shares are not convertible into or exchangeable for any other property or securities of the Trust, except as provided in this Section 9.

          (a)   Upon the occurrence of a Change of Control, each holder of Series F Preferred Shares shall have the right, unless, prior to the Change of Control Conversion Date, the Trust has provided or provides notice of its election to redeem the Series F Preferred Shares pursuant to the Redemption Right or Special Optional Redemption Right, to convert some or all of the Series F Preferred Shares held by such holder (the "Change of Control Conversion Right") on the Change of Control Conversion Date into a number of Common Shares per Series F Preferred Share (the "Common Share Conversion Consideration") equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) the $25.00 liquidation preference per Series F Preferred Share to be converted, plus (y) the amount of any accrued and unpaid distributions to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a Distribution Record Date and prior to the corresponding Distribution Payment Date, in which case no additional amount for such accrued and unpaid distribution will be included in such sum), by (ii) the Common Share Price (as defined below) (such quotient, the "Conversion Rate"), and (B) [    •    ](1) (the "Share Cap"), subject to the immediately succeeding paragraph.

          The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a Common Share distribution), subdivisions or combinations (in each case, a "Share Split") with respect to Common Shares as follows: the adjusted Share Cap as the result of a Share Split shall be the number of Common Shares that is equivalent to the product of (i) the Share Cap

(1)
The share cap will be determined as follows: 2.1404 multiplied by a fraction in which (i) the numerator is equal to the sum of (x) the cash consideration and (y) the product of (1) the exchange ratio and (2) the 5-day volume weighted average price per Pebblebrook common share as reported on the NYSE ending on and including the date of completion of the mergers, and (ii) the denominator is the 5-day volume weighted average price per Pebblebrook common share as reported on the NYSE ending on and including the date of completion of the mergers.

  in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of Common Shares outstanding after giving effect to such Share Split and the denominator of which is the number of Common Shares outstanding immediately prior to such Share Split.

          For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of Common Shares (or equivalent Alternative Conversion Consideration (as defined below), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed [    •    ](2) Common Shares (or equivalent Alternative Conversion Consideration, as applicable) (the "Exchange Cap"). The Exchange Cap is subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustment to the Share Cap.

          In the case of a Change of Control pursuant to which Common Shares shall be converted into cash, securities or other property or assets (including any combination thereof) (the "Alternative Form Consideration"), a holder of Series F Preferred Shares shall receive upon conversion of such Series F Preferred Shares the kind and amount of Alternative Form Consideration which such holder of Series F Preferred Shares would have owned or been entitled to receive upon the Change of Control had such holder of Series F Preferred Shares held a number of Common Shares equal to the Common Share Conversion Consideration immediately prior to the effective time of the Change of Control (the "Alternative Conversion Consideration"; and the Common Share Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, shall be referred to herein as the "Conversion Consideration").

          In the event that holders of Common Shares have the opportunity to elect the form of consideration to be received in the Change of Control, the consideration that the holders of Series F Preferred Shares shall receive shall be the form of consideration elected by the holders of the Common Shares who participate in the determination (based on the weighted average of elections) and shall be subject to any limitations to which all holders of Common Shares are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Change of Control.

          The "Change of Control Conversion Date" shall be a Business Day set forth in the notice of Change of Control provided in accordance with clause (c) below that is no less than 20 days nor more than 35 days after the date on which the Trust provides such notice pursuant to clause (c) below.

          The "Common Share Price" shall be (i) if the consideration to be received in the Change of Control by holders of Common Shares is solely cash, the amount of cash consideration per Common Share, and (ii) if the consideration to be received in the Change of Control by holders of Common Shares is other than solely cash, the average of the closing price per Common Share on the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control.

          (b)   No fractional Common Shares shall be issued upon the conversion of Series F Preferred Shares. In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Share Price.

          (c)   Within 15 days following the occurrence of a Change of Control, a notice of occurrence of the Change of Control, describing the resulting Change of Control Conversion Right, shall be delivered to the holders of record of the Series F Preferred Shares at their addresses as they appear on the Trust's share transfer records and notice shall be provided to the Trust's transfer

(2)
The exchange cap will be determined as follows: Share Cap multiplied by the aggregate number of shares of the Pebblebrook Series F preferred shares issued and outstanding.

  agent. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the conversion of any Series F Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of Series F Preferred Shares may exercise their Change of Control Conversion Right; (iv) the method and period for calculating the Common Share Price; (v) the Change of Control Conversion Date, which shall be a Business Day occurring within 20 to 35 days following the date of such notice; (vi) that if, prior to the Change of Control Conversion Date, the Trust has provided or provides notice of its election to redeem all or any portion of the Series F Preferred Shares, the holder will not be able to convert Series F Preferred Shares and such Series F Preferred Shares shall be redeemed on the related redemption date, even if they have already been tendered for conversion pursuant to the Change of Control Conversion Right; (vii) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per Series F Preferred Share; (viii) the name and address of the paying agent and the conversion agent; and (ix) the procedures that the holders of Series F Preferred Shares must follow to exercise the Change of Control Conversion Right.

          (d)   The Trust shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Trust's website, in any event prior to the opening of business on the first Business Day following any date on which the Trust provides notice pursuant to clause (c) above to the holders of Series F Preferred Shares.

          (e)   In order to exercise the Change of Control Conversion Right, a holder of Series F Preferred Shares shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) evidencing the Series F Preferred Shares to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the Trust's transfer agent. Such notice shall state: (i) the relevant Change of Control Conversion Date; (ii) the number of Series F Preferred Shares to be converted; and (iii) that the Series F Preferred Shares are to be converted pursuant to the applicable provisions of the Series F Preferred Shares. Notwithstanding the foregoing, if the Series F Preferred Shares are held in global form, such notice shall comply with applicable procedures of The Depository Trust Company ("DTC").

          (f)    Holders of Series F Preferred Shares may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Trust's transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date. The notice of withdrawal must state: (i) the number of withdrawn Series F Preferred Shares; (ii) if certificated Series F Preferred Shares have been issued, the certificate numbers of the withdrawn Series F Preferred Shares; and (iii) the number of Series F Preferred Shares, if any, which remain subject to the conversion notice. Notwithstanding the foregoing, if the Series F Preferred Shares are held in global form, the notice of withdrawal shall comply with applicable procedures of DTC.

          (g)   Series F Preferred Shares as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless, prior to the Change of Control Conversion Date, the Trust has provided or provides notice of its election to redeem such Series F Preferred Shares, whether pursuant to its Redemption Right or Special Optional Redemption Right. If the Trust elects to redeem Series F Preferred Shares that would otherwise be converted into the applicable Conversion Consideration on a Change of Control Conversion Date,

  such Series F Preferred Shares shall not be so converted and the holders of such shares shall be entitled to receive on the applicable redemption date $25.00 per share, plus any accrued and unpaid distributions thereon to, but not including, the redemption date.

          (h)   The Trust shall deliver the applicable Conversion Consideration no later than the third Business Day following the Change of Control Conversion Date.

          (i)    Notwithstanding anything to the contrary contained herein, no holder of Series F Preferred Shares will be entitled to convert such Series F Preferred Shares into Common Shares to the extent that receipt of such Common Shares would cause the holder of such Common Shares (or any other person) to Beneficially Own or Constructively Own, within the meaning of the Declaration of Trust, Common Shares of the Trust in excess of the Share Ownership Limit, as such term is defined in the Declaration of Trust, as applicable.

        10.    Application of Article VII.     The Series F Preferred Shares are subject to the provisions of Article VII of the Declaration of Trust.

        THIRD: The Series F Preferred Shares have been classified and designated by the Board under the authority contained in the Declaration of Trust.

        FOURTH: These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

        FIFTH: These Articles Supplementary shall be effective at the time the State Department of Assessments and Taxation of Maryland accepts these Articles Supplementary for record.

        SIXTH: The undersigned Executive Vice President and Chief Investment Officer of the Trust acknowledges these Articles Supplementary to be the act of the Trust and, as to all matters or facts required to be verified under oath, the undersigned Executive Vice President and Chief Investment Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[Signature page follows.]

        IN WITNESS WHEREOF, PEBBLEBROOK HOTEL TRUST has caused these Articles Supplementary to be signed in its name and on its behalf by its Executive Vice President and Chief Investment Officer witnessed by its Executive Vice President, Chief Financial Officer, Treasurer and Secretary on [    •    ].

WITNESS		PEBBLEBROOK HOTEL TRUST
By:	Raymond D. Martz Executive Vice President, Chief Financial Officer, Treasurer and Secretary	By:	Thomas C. Fisher Executive Vice President and Chief Investment Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK AND EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail LASALLE HOTEL PROPERTIES As a common shareholder of LaSalle Hotel Properties, you have the option of voting your common shares electronically through the Internet or by tele-phone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your common shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on the day immediately prior to the Special Meeting of Shareholders. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders: The Notice, Proxy Statement and Form of Proxy are Available at: www.proxyvoting.com/LHO FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES LASALLE HOTEL PROPERTIES SPECIAL MEETING OF SHAREHOLDERS The signatory on the reverse side of this proxy card (the “shareholder(s)”) hereby appoints Michael D. Barnello and Kenneth G. Fuller and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to attend, to represent and to vote, as designated on the reverse hereof, all of the common shares of LaSalle Hotel Properties held of record by the share-holder(s) at the close of business on October 23, 2018 at the Special Meeting of Shareholders of LaSalle Hotel Properties to be held on November 27, 2018, 10:00 a.m. Eastern Time, or at any adjournment or postponement thereof, at the Sofitel Washington DC Lafayette Square, 806 15th Street NW, Washington DC 20005, and otherwise to represent the shareholder(s) at the Special Meeting of Shareholders with all powers possessed by the shareholder(s) as if personally present at such meeting. This proxy, when properly executed, will be voted as directed herein. If this proxy is executed but no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations. The Board of Trustees recommends a vote “FOR” each of Proposals 1, 2 and 3. Pursuant to LaSalle Hotel Properties’ bylaws, no business may be transacted at the Special Meeting of Shareholders except as specifically designated in the Notice of Special Meeting of Shareholders. (Continued, and to be marked, dated and signed, on the other side) Vote by Mail Sign and return your proxy in the postage-paid envelope provided. Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-877-482-6138 Vote by Internet Access the Website and submit your proxy: www.proxyvoting.com/LHO

LASALLE HOTEL PROPERTIES Please mark your votes like this Proposal 1 To approve the merger of LaSalle Hotel Properties with and into Ping Merger Sub, LLC, which we refer to as the company merger, and the other transactions contemplated by the Agreement and Plan of Merger, dated as of September 6, 2018, as amended on September 18, 2018, and as it may be amended from time to time, which we refer to as the merger agreement, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P., Ping Merger Sub, LLC, Ping Merger OP, LP, LaSalle Hotel Properties and LaSalle Hotel Operating Partnership, L.P., which we refer to as the merger proposal. For Against Abstain Proposal 2 To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to LaSalle Hotel Properties’ named executive officers that is based on or otherwise relates to the company merger, which we refer to as the LaSalle advisory (non-binding) proposal on specified compensation. Proposal 3 To approve any adjournment of the LaSalle Hotel Properties special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the LaSalle Hotel Properties special meeting to approve the merger proposal, which we refer to as the LaSalle adjournment proposal. For Against Abstain For Against Abstain Signature Signature, if held jointly (Title) Date , 2018 Note: The signatory hereof hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the special meeting. This proxy may be revoked at any time before it is exercised. Please sign exactly as your name appears hereon. When shares are held by joint owners, each must sign. If the common shareholder is an entity and not an individual, please sign in full entity name by an authorized officer. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 & 3 X If you have questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor listed below: 1407 Broadway, 27th Floor New York, New York 10018 Call Collect: (212) 929-5500 or Toll-Free (800) 322-2885 Email: proxy@mackenziepartners.com